As filed with the Securities and Exchange Commission on October 18, 2023

Registration No. 333-271753

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

 POST-EFFECTIVE AMENDMENT NO. 2 TO

FORM S-1

Registration Statement Under the Securities Act of 1933

MEMBERS Life Insurance Company

(Exact name of registrant as specified in its charter)

IOWA (State or other jurisdiction of incorporation or organization)	6311 (Primary Standard Industrial Classification Code Number)	39-1236386 (I.R.S. Employer Identification No.)

2000 Heritage Way

Waverly, Iowa 50677

(319) 352-4090

(Address, including zip code, and telephone number, including area code,

of registrant’s principal executive offices)

Britney Schnathorst, Esq.

MEMBERS Life Insurance Company

2000 Heritage Way

Waverly, Iowa 50677

(319) 352-4090

(Name, address, including zip code, and telephone number, including area code, of agent for service)

COPY TO:

Stephen E. Roth, Esq.

Thomas E. Bisset, Esq.

Eversheds Sutherland (US) LLP

700 Sixth Street, NW, Suite 700

Washington, DC 20001

(202) 383-0100

Approximate date of commencement of proposed sale to the public: As soon as practicable after this registration statement becomes effective.

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. ☒

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company, or an emerging growth company. See definitions of “large accelerated filer,” accelerated filer,” “smaller reporting company,” and emerging growth company” in Rule 12b-2 of the Exchange Act.

Large accelerated filer ☐	Accelerated filer ☐

Non-accelerated filer ☒	Smaller reporting company ☐

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of the Securities Act. ☐

The registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the registration statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

TruStage™ ZoneChoice Annuity

For Contracts Issued after May 25, 2023

Issued by:

MEMBERS Life Insurance Company

2000 Heritage Way

Waverly, Iowa 50677

Telephone number: 800-798-5500

Offered Through: CUNA Brokerage Services, Inc.

DATED OCTOBER 20, 2023

This Prospectus describes the TruStage™ ZoneChoice Annuity, an individual or joint owned, single premium deferred annuity contract with index-linked interest options issued by MEMBERS Life Insurance Company. This Prospectus applies only to Contracts issued after May 25, 2023.

You may purchase the Contract with a single Purchase Payment of at least $5,000. You may not make additional Purchase Payments. The Contract is a complex insurance and investment vehicle. You should speak with a financial professional about the Contract’s features, benefits, risks, and fees, and whether it is appropriate for you based upon your financial situation and objectives.

The Contract offers index-linked Allocation Options (“Risk Control Accounts”) and a guaranteed interest rate Allocation Option (“Declared Rate Account”) for accumulation and long-term investment purposes. The Contract also offers a death benefit and standard annuity features, including multiple fixed annuitization options (“Payout Options”).

We credit interest daily to the Declared Rate Account based on a fixed annual interest rate that is guaranteed for each one-year Interest Term. The Declared Interest Rate will never be below the Minimum Interest Rate.

For the Risk Control Accounts, we offer one-year Interest Terms and six-year Interest Terms. We credit interest to the Risk Control Accounts based in part on the performance of an external Index by comparing the change in the Index from the first day of the Interest Term to the last day of the Interest Term (“Index Return”). We currently offer three reference indices: the S&P 500 Price Return Index (“S&P 500”), the Barclays Risk Balanced Index (“Barclays Risk Balanced”), and the Dimensional US Small Cap Value Systematic Index (“Dimensional US Small Cap Value Systematic”). It is possible that we will credit negative interest to the Risk Control Accounts.

Each Risk Control Account has a Crediting Strategy. Risk Control Accounts with one-year Interest Terms have either a Crediting Strategy of a Floor and Cap or a Buffer and Cap, and Risk Control Accounts with six-year Interest Terms have a Crediting Strategy of a Buffer and Participation Rate. These features may provide protection by limiting the amount of negative interest credited to you, but they also may limit the amount of positive interest credited to you. You may receive only a portion of any positive Index performance.

●	The Cap is the maximum amount of positive interest that we will credit you. For example, if the Index Return is 10% and the Cap is 5%, your interest will be limited to 5%. Generally, the Cap varies according to the level of risk you accept in choosing a Floor; the Cap is highest for the -10% Floor (allowing potentially greater increases and decreases) and lowest for the 0% Floor (limiting the amount of potential increases and decreases). We reset the Caps at the start of each Interest Term, but no Cap will be lower than 1.0%.

●	The Participation Rate is the percentage of any positive Index Return that we will credit you. A Participation Rate may limit the amount of interest you receive. For example, if the Index Return is 10% and the Participation Rate is 80%, you would be credited 8% (80% of 10%). We reset the Participation Rate at the start of each Interest Term, but the Participation Rate will never be lower than 10%.

●	The Floor is the maximum amount of negative interest that we will credit you. Any negative Index Return will reduce your Risk Control Account Value by up to the amount of the Floor you elected. For example, if you elect a Floor of 0%, a negative Index Return will not reduce your Risk Control Account Value. If you elect a Floor of -10% and the Index Return is -15%, we will credit you -10% (decreasing your Risk Control Account value by 10%). We currently offer eleven Floor options which provide different levels of protection: 0%, -1%, -2%, -3%, -4%, -5%, -6%, -7%, -8%, -9%, and -10%. An Allocation Option with a Floor of 0% will always be available. With the Floor, there is a risk of loss of principal and previously credited interest of up to 10% (with a Floor of -10%) if there is negative Index performance.

●	The Buffer is the maximum amount of negative interest we will not credit to you, while we will credit you any additional negative interest that exceeds the Buffer. For example, if the Buffer is -10% and the Index Return is -5%, we will credit you 0% (your Risk Control Account value will not increase or decrease). If the Buffer is -10% and the Index Return is -15%, we will credit you -5% (decreasing your Risk Control Account value by 5%). We currently offer Allocation Options that have a -10% Buffer (for one- and six-year Interest Terms) and a -20% Buffer (for six-year Interest Terms). We may not always offer Allocation Options with Buffers, but if we do, a Buffer of -10% or more will be available (limiting your losses due to negative Index Return to 90%). With the Buffer, there is a risk of loss of principal and previously credited interest of up to 90% (with a Buffer of -10%) and up to 80% (with a Buffer of -20%) if there is a negative Index Return of 100% over the Interest Term.

This Contract may not be appropriate for investors who plan to take withdrawals or surrender the Contract. The Surrender Charge, Equity Adjustment, Interest Adjustment, federal income taxes, and proportionate calculations for withdrawals and Flex Transfers could significantly reduce the values under the Contract and the amount you receive from any payments. It is possible in extreme circumstances to lose up to 100% of your principal and previously credited interest due to the following:

●	If you take a withdrawal or surrender your Contract in the first six years, you may pay a Surrender Charge of up to 8% of the amount withdrawn. Federal income taxes and penalties may also apply.

●	If you take a withdrawal, surrender your Contract, die, or begin Income Payout Options on any day other than every sixth Contract Anniversary, we will apply an Interest Adjustment (which may be positive or negative) to the payment amount. A negative Interest Adjustment could significantly decrease the amount you receive from a surrender, partial withdrawal, Death Benefit payment, or income payment.

●	If you take a withdrawal, make a Flex Transfer, surrender your Contract, die, or begin Income Payout Options by taking amounts from a Risk Control Account before the expiration of an Interest Term, we will apply an Equity Adjustment (which may be positive or negative) to the Crediting Base for the applicable Risk Control Account. A negative Equity Adjustment could significantly decrease the values under your Contract by more than the amount withdrawn, transferred, surrendered or paid. Additionally, only the Crediting Base remaining after the withdrawal or transfer will be credited interest, positive or negative, at the end of the Interest Term.

●	We calculate withdrawals on a proportionate basis when determining the Death Benefit value, which may reduce the Death Benefit by substantially more than the amount of the withdrawal. We also use proportionate calculations to apply the Equity Adjustment to withdrawals and Flex Transfers, which may negatively impact the resulting values under your Contract.

This Contract is a security. It involves investment risk and may lose value. For additional information on risks associated with the Contract, see the “Risk Factors” section on Page 12 of this Prospectus. The guarantees in this Contract are subject to the Company’s financial strength and claims-paying ability.

The Contract is offered through CUNA Brokerage Services, Inc. (“CBSI”), which is the principal underwriter. CBSI’s principal business address is 2000 Heritage Way, Waverly, IA 50677. CBSI is not required to sell any specific number or dollar amount of Contracts but will use its best efforts to sell the Contracts. There are no arrangements to place funds in an escrow, trust, or similar account. The offering of the Contract is intended to be continuous.

A registration statement relating to this offering has been filed with the Securities and Exchange Commission (“SEC”). You may request a copy of the Prospectus by writing to our Administrative Office at 2000 Heritage Way, Waverly, Iowa 50677, or by calling 1-800-798-5500. This Prospectus can also be obtained from the SEC’s website at www.sec.gov. Please keep this Prospectus for future reference.

Neither the SEC nor any state securities commission has approved or disapproved of these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense. The Contracts are not insured by the Federal Deposit Insurance Corporation or any other government agency. They are not deposits or other obligations of any bank and are not bank guaranteed. They are subject to investment risks and possible loss of principal and previously credited interest.

The date of this Prospectus is October 20, 2023

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APPENDIX C: STATE VARIATIONS OF CERTAIN FEATURES AND BENEFITS	C-1

The Contract may not be available in all states. This Prospectus does not constitute an offer to sell any Contract and it is not soliciting an offer to buy any Contract in any state in which the offer or sale is not permitted. We do not authorize anyone to provide any information or representations regarding the offering described in this Prospectus other than the information and representations contained in this Prospectus.

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GLOSSARY

We have tried to make this Prospectus as understandable as possible. However, in explaining how the Contract works, we have had to use certain terms that have special meanings. We define these terms below.

Accumulation Period. The period of time that begins on the Contract Issue Date stated on the Data Page and ends on the Income Payout Date or the date this Contract is terminated if earlier.

Adjusted Index Return. The Index Return for the current Interest Term adjusted for the Crediting Strategy.

Administrative Office. MEMBERS Life Insurance Company, 2000 Heritage Way, Waverly, Iowa 50677. Phone: 1-800-798-5500.

Age. Age as of last birthday.

Allocation Options. All Risk Control and Declared Rate Account options available under the Contract for allocating your Purchase Payment and Contract Value. Your selling firm may limit the Allocation Options available to you when your Contract is issued.

Annual Free Withdrawal Amount. The amount that can be withdrawn without incurring a Surrender Charge or Interest Adjustment each Contract Year. It is equal to 10% of the Contract Value determined at the beginning of the Contract Year.

Annuitant (Joint Annuitant). The person(s) whose life (or lives) determines the income payment amount payable under the Contract. If the Owner is a non-natural person, the Annuitant(s) is also the person(s) whose death determines the Death Benefit.

Authorized Request. A request in Good Order and signed and dated by all Owners, including without limitation a request to: transfer value, change a party to the Contract, change the Income Payout Date, or make a partial withdrawal or full surrender of the Contract. An Authorized Request may also include a phone, fax, or electronic request for specific transactions.

Beneficiary. The person(s) or entity named by the Owner to receive proceeds payable upon the death of the first Owner or the first Annuitant if the Owner is a non-natural person.

Buffer. The maximum amount of negative interest assumed by the Company for an Interest Term, and any additional negative interest will be credited to the Risk Control Account.

Business Day. Any day that the New York Stock Exchange is open for trading. All requests for transactions that are received at our Administrative Office in Good Order on any Business Day prior to market close, generally 4:00 P.M. Eastern Time, will be processed as of the end of that Business Day.

Cap. The maximum amount of interest the Company will credit to the Risk Control Account for an Interest Term.

Company. MEMBERS Life Insurance Company; also referred to as “we”, “our” and “us”.

Contract. The TruStage™ ZoneChoice Annuity, an individual or joint owned, single premium deferred annuity contract with index-linked interest options issued by MEMBERS Life Insurance Company.

Contract Anniversary. The same day and month as the Contract Issue Date for each year the Contract remains in force.

Contract Issue Date. The day your Contract is issued. This date will be used to determine Contract Years and Contract Anniversaries.

Contract Value. The total value of your Contract during the Accumulation Period. All values are calculated as of the end of a Business Day.

Contract Year. Any twelve-month period beginning on the Contract Issue Date or Contract Anniversary and ending one day before the next Contract Anniversary.

Crediting Base. The amount used to calculate the Risk Control Account Value. It is equal to the amount allocated to a Risk Control Account at the start of the Interest Term, reduced proportionally for any withdrawals and Flex Transfers.

Crediting Strategy. The method by which interest is calculated for an Allocation Option during the Interest Term.

Data Page. Pages attached to your Contract that describe certain terms applicable to your specific Contract.

Death Benefit. The amount the Beneficiary is entitled to upon the death of an Owner who is a natural person or the death of an Annuitant if the Owner is a non-natural person. It is equal to the greater of Contract Value, including any applicable Equity Adjustment or Interest Adjustment, or the Purchase Payment adjusted for withdrawals as of the date Death Benefit proceeds are payable. We do not apply the Surrender Charge in determining the Death Benefit payable.

Declared Interest Rate. The effective annual rate of interest credited to the Declared Rate Account. The Declared Interest Rate will never be lower than the Minimum Interest Rate.

Declared Rate Account. An Allocation Option to which we credit a fixed annual rate of interest referred to as the Declared Interest Rate.

Equity Adjustment. Used to calculate the Risk Control Account Value during the Interest Term. This adjustment (increase or decrease) will be applied to any distribution prior to the end of an Interest Term, including a partial withdrawal, Flex Transfer, a full surrender of the Contract, the Death Benefit, or the Contract Value applied to an Income Payout Option. Reflects the value of derivative instruments that hedge market risks associated with the Risk Control Accounts. The Equity Adjustment is calculated separately for each Risk Control Account at the end of each Business Day except the last day of an Interest Term. The Equity Adjustment varies based on the Crediting Strategy. The Equity Adjustment does not apply to Contract Value in the Declared Rate Account.

Flex Transfer. The voluntary transfer of some or all of the value in any Risk Control Account to the Declared Rate Account prior to the end of the Interest Term. Flex Transfers are subject to the Equity Adjustment, which is calculated for the transferred amount on a proportional basis to adjust the Crediting Base for the Risk Control Account.

Floor. The maximum amount of negative interest that may be credited to the Risk Control Account for an Interest Term.

General Account. All of the Company’s assets other than the assets in its separate accounts.

Good Order. A request or transaction generally is considered in “Good Order” if we receive it at our Administrative Office within the time limits, if any, prescribed in this Prospectus for a particular transaction or instruction, it includes all information and supporting legal documentation necessary for us to execute the requested instruction or transaction, and is signed by the individual or individuals authorized to provide the instruction or engage in the transaction. A request or transaction may be rejected or delayed if not in Good Order. This information and documentation necessary for a transaction or instruction generally includes, to the extent applicable: the completed application or instruction form; your contract number; the transaction amount (in dollars or percentage terms); the signatures of all Owners (exactly as indicated on the Contract), if necessary; Social Security Number or Tax I.D.; and any other information or supporting documentation that we may require, including any consents. With respect to the Purchase Payment, Good Order also generally includes receipt by us of sufficient funds to affect the purchase. We may, in our sole discretion, determine whether any particular transaction request is in Good Order, and we reserve the right to change or waive any Good Order requirement at any time. If you have any questions, you should contact us or your financial professional before submitting the form or request.

Income Payout Date. The date the first income payment is paid from the Contract to the Owner.

Income Payout Option. The choices available under the Contract for payout of your Contract Value.

Index, Indices. The reference index (or indices) we use in determining interest credited to the Risk Control Account Value.

Index Return. The percentage change in the reference Index from the beginning of the Interest Term to the end of the Interest Term.

Index Value. The value for the reference Index as of a Business Day.

Interest Adjustment. Adjustment (increase or decrease) that may be applied to any distribution from the Contract prior to the end of the six-year rolling period that begins on the Contract Issue Date. Distributions include a partial withdrawal, a full surrender of the Contract, the Death Benefit, or the Contract Value applied to an Income Payout Option. The Interest Adjustment reflects the change in the value of the investments that support the guarantees under the Contract. Rates used in determining the Interest Adjustment are reset every sixth Contract Anniversary. The Interest Adjustment will always apply for the six-year rolling period beginning on the Contract Issue Date even if the Allocation Options elected have an Interest Term of less than six years. The Interest Adjustment does not apply to transfers (including Flex Transfers) or to the Annual Free Withdrawal Amount.

Interest Term. The period for which interest is calculated for an Allocation Option. The Interest Term may vary by Allocation Option. Interest Terms will start and end on a Contract Anniversary, unless otherwise specified.

Internal Revenue Code (IRC). The Internal Revenue Code of 1986, as amended.

Minimum Interest Rate. The minimum effective annual rate of interest we will credit to the Declared Rate Account.

Non-Qualified Contract. An annuity contract that is independent of any formal retirement or pension plan.

Owner (Joint Owner). The person(s) or entity who own(s) the Contract and has (have) all rights under the Contract. Unless owned by a non-natural person, the Owner is also the person(s) whose death determines the Death Benefit. The Owner is also referred to as “you” or “your”.

Payout Period. The period of time that begins on the Income Payout Date and continues until we make the last payment as provided by the Income Payout Option chosen.

Participation Rate. The percentage multiplied by an Index Return if the Index Return is positive. If the Participation Rate is lower than 100%, it will limit the amount of interest credited by the Company to the Risk Control Account.

Purchase Payment. The amount paid to us, by or on behalf of an Owner, that is used to establish the annuity on the Contract Issue Date. We do not allow any additional Purchase Payments under the Contract after the initial Purchase Payment.

Qualified Contract. An annuity that is part of an individual retirement plan, pension plan or employer-sponsored retirement program that is qualified for special treatment under the Internal Revenue Code.

Required Minimum Distributions. The required minimum distribution (RMD) defined by section 401(a)(9) of the IRC for the Contract and as determined by us. RMDs only apply to Qualified Contracts.

Risk Control Account. An Allocation Option to which we credit interest based in part on the performance of a reference Index, subject to the Crediting Strategy.

Risk Control Account Value. The value of the Contract in a Risk Control Account.

SEC. The U.S. Securities and Exchange Commission.

Spouse. The person to whom you are legally married. The term Spouse includes the person with whom you have entered into a legally-sanctioned marriage that grants you the rights, responsibilities, and obligations married couples have in accordance with applicable state laws. Individuals who do not meet the definition of Spouse may have adverse tax consequences when exercising provisions under this contract and any attached endorsements or riders. Additionally, individuals in other arrangements that are not recognized as marriage under the relevant state law will not be treated as married or as Spouses as defined in this contract for federal tax purposes. Consult with a tax advisor for more information on this subject and before exercising benefits under the contract and any attached endorsements or riders.

Surrender Charge. The charge associated with surrendering either some or all of the Contract Value.

Surrender Value. The amount you are entitled to receive if you elect to surrender this Contract during the Accumulation Period.

Valuation Period. The period beginning at the close of one Business Day and continuing to the close of the next succeeding Business Day.

HIGHLIGHTS

The following is a summary of the key features of the Contract. This summary does not include all the information you should consider before purchasing a Contract. You should carefully read the entire Prospectus, which contains more detailed information concerning the Contract and the Company before making an investment decision.

How Your Contract Works

Overview. Your Contract is an individual or joint owned, single premium deferred annuity contract with index-linked interest options. There are two periods to your Contract: an Accumulation Period and a Payout Period. Your Contract can help you save for retirement by allowing your Contract Value to earn interest from the Risk Control Accounts and/or Declared Rate Account on a tax-deferred basis and by providing the opportunity for lifetime payments. You generally will not pay taxes on your earnings (your Contract Value minus the portion of your Purchase Payment not previously withdrawn) until you withdraw them.

During the Accumulation Period of your Contract, you allocate your Contract Value between the Allocation Options. Interest amounts earned in the Risk Control Accounts may be negative. There is a risk of loss of principal and previously credited interest of up to 90% with the -10% Buffer (up to 80% with the -20% Buffer) and up to 10% with the Floor due to negative Index performance. However, if you make withdrawals, make Flex Transfers, or surrender your Contract, the Floor and Buffer do not limit losses from the Surrender Charge, Equity Adjustment, Interest Adjustment, federal taxes, or the use of proportionate calculations for withdrawals and Flex Transfers, which could significantly reduce the values under the Contract and the amount you receive from any payments. The Payout Period begins when you allocate your Contract Value to an Income Payout Option.

Please call your financial professional or the Company at 1-800-798-5500 if you have questions about how your Contract works.

Purchase Payment. You may purchase the Contract with a Purchase Payment of at least $5,000. The Company does not allow additional Purchase Payments after the initial Purchase Payment. A Purchase Payment for a Contract, or Purchase Payments for multiple Contracts owned by the same individual, that equals or exceeds $1 million requires our prior approval, which may be withheld at our sole discretion.

Allocation Options. There are two types of Allocation Options: a Declared Rate Account and Risk Control Accounts. Each of these options is described below.

Declared Rate Account. The portion of your Contract Value allocated to the Declared Rate Account is credited interest daily based on the Declared Interest Rate. The initial Declared Interest Rate is available in advance of the Contract Issue Date and will be provided by your financial professional or by calling the Company at 1-800-798-5500. The Declared Interest Rate for the initial Interest Term is shown on your Contract Data Page. You will be notified of Declared Interest Rates for any subsequent Interest Term at least two weeks in advance of the start of the Interest Term. You can also contact your financial professional or the Company at 1-800-798-5500 to obtain current rates.

Risk Control Accounts. The portion of your Contract Value allocated to a Risk Control Account is credited with interest, if any, based in part on the investment performance of an external Index (currently the S&P 500 Index, Barclays Risk Balanced Index, or Dimensional US Small Cap Value Systematic Index) over the Interest Term. Detailed information about each Index is provided in the RISK CONTROL ALLOCATION OPTIONS section. An Interest Term can be one year or six years. The Index Return for the reference Index is subject to the Crediting Strategy, which may limit the amount of interest credited due to a Cap, Participation Rate, Floor, and/or Buffer, and is unique to each Risk Control Account.

●	The Floor and Buffer describe the level of protection provided by the Risk Control Account. Each Risk Control Account will have either a Floor or a Buffer.

The Floor represents the maximum amount of negative interest that may be credited to the Risk Control Account. For example, if the Floor is -10%, you could lose up to $1,000 on a $10,000 investment during the Interest Term (i.e., -10% x $10,000).

The Buffer represents the maximum amount of negative interest assumed by the Company, and any additional negative interest will be credited to the Risk Control Account. For example, if the Buffer is -10%, the Company will not credit any interest if the Index Return is between 0% and -10% but will credit negative interest in excess of -10%. This means you could lose up to $9,000 on a $10,000 investment during the Interest Term (i.e., -90% x $10,000).

Negative investment performance is limited by the Floor and Buffer during the Interest Term, but you could lose more due to losses in subsequent Interest Terms. If you make withdrawals, make Flex Transfers, or surrender or your Contract, the Floor and Buffer do not limit losses from the Surrender Charge, Equity Adjustment, Interest Adjustment, federal income taxes, or proportionate calculations for withdrawals and Flex Transfers, which could significantly reduce the values under the Contract and the amount you receive from any payments.

●	The Cap and Participation Rate limit the amount of positive interest credited to the Risk Control Account. Each Risk Control Account will have either a Cap or a Participation Rate.

The Cap represents the maximum amount of interest that the Company will credit to the Risk Control Account. For example, if the Index Return is 15% and the Cap is 10%, the Company will credit 10%.

The Participation Rate is a percentage multiplied by the Index Return if the Index Return is Positive. If the Participation Rate is lower than 100%, it will limit the amount of interest credited by the Company. For example, if the Index Return is 15% and the Participation Rate is 80%, the Company will credit 12% (i.e., 15% x 80%). If the Index Return is 15% and the Participation Rate is 120%, the Company will credit 18% (i.e., 15% x 120%).

There are currently up to twelve Allocation Options under the Contract, among which you may allocate your Purchase Payment and Contract Value. Your selling firm may limit the Allocation Options available to you when your Contract is issued.

Allocation Options
Interest Term	Crediting Strategy(1)	Account	Minimum Guarantee
1-Year	Declared Interest Rate	Declared Rate Account	Minimum Interest Rate
1-Year	Floor and Cap	S&P 500 Index Risk Control Account	1% Cap
1-Year	Floor and Cap	Dimensional US Small Cap Value Systematic Index Risk Control Account	1% Cap
1-Year	Floor and Cap	Barclays Risk Balanced Index Risk Control Account	1% Cap
1-Year	-10% Buffer and Cap	S&P 500 Index Risk Control Account	1% Cap
1-Year	-10% Buffer and Cap	Dimensional US Small Cap Value Systematic Index Risk Control Account	1% Cap

6-Year	-10% Buffer and Participation Rate	S&P 500 Index Risk Control Account	10% Participation Rate
6-Year	-10% Buffer and Participation Rate	Dimensional US Small Cap Value Systematic Index Risk Control Account	10% Participation Rate
6-Year	-10% Buffer and Participation Rate	Barclays Risk Balanced Index Risk Control Account	10% Participation Rate
6-Year	-20% Buffer and Participation Rate	S&P 500 Index Risk Control Account	10% Participation Rate
6-Year	-20% Buffer and Participation Rate	Dimensional US Small Cap Value Systematic Index Risk Control Account	10% Participation Rate
6-Year	-20% Buffer and Participation Rate	Barclays Risk Balanced Index Risk Control Account	10% Participation Rate

(1)	The Floor and Buffer for an Allocation Option will not change during the life of your Contract unless the Allocation Option is discontinued. However, an Allocation Option with a Floor of 0% will always be available. We may not always make available Allocation Options with Buffers, however, if one is available, a Buffer of -10% or more will be available. In other words, there would be a Buffer option to limit the maximum loss to no more than 90%.

You must specify the percentage of your Purchase Payment to be allocated to each Allocation Option on the Contract Issue Date.

We currently offer eleven Floor options which provide different levels of protection, 0%, -1%, -2%, -3%, -4%, -5%, -6%, -7%, -8%, -9%, and -10%. If you allocate to an Allocation Option with a Floor Crediting Strategy, you must also specify your Floor by choosing one of the eleven available options. Generally, the lower the Floor, the higher the Cap. For example, the Cap may be 2% for the 0% Floor, whereas the Cap may be 12% for the -10% Floor. Once elected, the Floor cannot be changed until the end of the Interest Term.

We currently offer Allocation Options that have a -10% Buffer (for 1-year and 6-year Interest Terms) and a -20% Buffer (for 6-year Interest Terms). Generally, if you elect an Allocation Option with a -20% Buffer, which has relatively more downside protection than the -10% Buffer, you will have relatively less upside potential based on your Participation Rate. Once elected, the Buffer cannot be changed until the end of the Interest Term.

In deciding between the Floor and Buffer options, you should consider the loss potential for each account. With the -10% Buffer, for example, losses up to -10% will not be credited, but there is potential to lose substantially more than the Floor if there are large market losses. The Buffer may offer additional gain potential through the Participation Rate in comparison to the Cap, but the gain potential should be weighed against the risk of loss.

Additionally, an investor should consider and understand the difference between the 6-year Interest Term and the 1-year Interest Term. For the 6-year Interest Term, interest is not calculated or credited until the end of the Interest Term; therefore, the Crediting Strategy factors (i.e., the Participation Rate and Buffer) only apply at the end of the Interest Term and not on an annual basis. Furthermore, any partial withdrawal, Flex Transfer, full surrender, Death Benefit payment, or amounts withdrawn to be applied to an Income Payout Option prior to the end of the Interest Term could significantly reduce the values under the Contract and the amount you receive from any payments due to the Surrender Charge, Equity Adjustment, Interest Adjustment, and the use of proportionate calculations for withdrawals and Flex Transfers. Only the Crediting Base remaining after the withdrawal or transfer will be credited interest, positive or negative, at the end of the Interest Term.

Transfers at the End of an Interest Term. An Allocation Option is available on the Contract Issue Date and at the end of each Interest Term. For example, an Interest Term of one year is available on the Contract Issue Date and every Contract Anniversary thereafter, but an Interest Term of six years is available on the Contract Issue Date and every sixth Contract Anniversary thereafter. This means that the six-year Interest Term will not be available for you to allocate Contract Value to on every Contract Anniversary. If we add an Allocation Option, you will not be able to allocate your Contract Value to the new Allocation Option until the start of the next available Interest Term for that Allocation Option. Additionally, the six-year Interest Term is unavailable if the Income Payout Date is less than six years from the start of the Interest Term.

At least two weeks prior to the end of an Interest Term, Owners will be notified of the available Allocation Options to which they may transfer their maturing Contract Value. The new Allocation Options may have different Interest Terms and Crediting Strategies than what was previously available.

New transfer instructions by Authorized Request will supersede any prior transfer instructions for a given Allocation Option. Except for Flex Transfers described below, transfers are not permitted during an Interest Term. For example, you may not transfer values from the Declared Rate Account to any Risk Control Account or transfer values among Risk Control Accounts during an Interest Term.

If we do not receive transfer instructions by Authorized Request at least one Business Day prior to the end of the current Interest Term, we will apply the maturing Contract Value to a new Interest Term of the same Allocation Option. Any applicable Floor will also be applied to the new Interest Term. If the same Allocation Option is not available, we will apply the value to the Declared Rate Account with a 1-year Interest Term.

Flex Transfers. During an Interest Term, you may transfer some or all of the Risk Control Account Value from any Risk Control Account to the Declared Rate Account. Flex Transfers are subject to the Equity Adjustment, which is calculated for the transferred amount on a proportional basis to adjust the Crediting Base for the Risk Control Account. If you make a Flex Transfer when there is a negative Equity Adjustment, you may transfer at a loss, which means your Crediting Base will be reduced by more than the transferred amount, and that reduction could be substantial. Additionally, only the Crediting Base remaining after the Flex Transfer will be credited index interest, positive or negative, at the end of the Interest Term. The decision to make a Flex Transfer could therefore significantly negatively impact your Risk Control Account Value, which impacts other values under the Contract and the amount you receive from any payments.

Flex Transfer instructions must be provided by Authorized Request at least one Business Day prior to the end of the Risk Control Account’s Interest Term. The Flex Transfer is irrevocable once requested, and the transferred amount will remain in the Declared Rate Account until your next Contract Anniversary, when you can leave values in the Declared Rate Account or transfer to any other available Allocation Option.

You should fully understand the impact of the Flex Transfer and consult your financial adviser before making a Flex Transfer. See “Flex Transfer Risk,” “Contract Value-Risk Control Account Value-Determining the Crediting Base,” and Appendix A.

Declaration of Rates. The Cap, Participation Rate, and Declared Interest Rate will not change for the duration of the Interest Term. The initial Caps, Participation Rates, and Declared Interest Rate are available in advance of the Contract Issue Date and will be provided by your financial professional or by calling the Company at 1-800-798-5500. The rate is shown on your Contract Data Page.

We may declare a new Cap, Participation Rate, or Declared Interest Rate for each subsequent Interest Term and will notify you of the new rate two weeks in advance of the start of an Interest Term. The Cap will never be lower than 1%. The Participation Rate will never be lower than 10%. The Declared Interest Rate will never be lower than the Minimum Interest Rate.

The Minimum Interest Rate will be determined on the Contract Issue Date and every sixth Contract Anniversary based on the calendar quarter in which the Issue Date or Contract Anniversary falls. The Minimum Interest Rate will apply for six years and then will be recalculated for the next six-year period. The

Minimum Interest Rate will never be less than the lesser of:

a)	3%; or

b)	The interest rate determined as the greater of:

1)	The average of the three applicable monthly five-year Constant Maturity Treasury (CMT) rates reported by the Federal Reserve rounded to the nearest 0.05%, as described below, minus 1.25%; or

2)	The nonforfeiture interest rate floor required by the National Association of Insurance Commissioners (NAIC) Standard Nonforfeiture Law for Individual Deferred Annuities, 0.15%.

Changes to an Allocation Option or Index. We may offer additional Allocation Options at our discretion, which includes offering an additional Index, Crediting Strategy, or Interest Term. We may also discontinue an Allocation Option or Index at our discretion effective as of the end of an Interest Term.

The Floors and Buffer for an Allocation Option will not change during the life of your Contract unless the Allocation Option is discontinued. However, an Allocation Option with a Floor of 0% will always be available. We may not always make available Allocation Options with Buffers; however, if one is available, a Buffer of -10% or more will be available. In other words, there will be an option for the maximum loss from the Buffer to be no more than 90%.

Generally, the Index associated with a given Risk Control Account will remain unchanged for the duration of the Interest Term. However, if the publication of an Index is discontinued, or calculation of the Index is materially changed, we may discontinue an Index during an Interest Term and substitute a suitable Index that will be used for the remainder of the Interest Term. To determine the Index Return, we will add (1) the percentage change in the Index from the beginning of the Interest Term to the date on which the Index became unavailable and (2) the percentage change for the substitute Index from the date of substitution until the end of the Interest Term. The performance of the new Index may differ from the original Index. If there is a delay between the date we remove the Index and the date we add a substitute Index, your Risk Control Account Value will be based on the value of the Index on the date the Index ceased to be available, which means market changes during the delay will not be used to calculate the Index Return.

An Allocation Option may be discontinued before the end of an Interest Term if an Index is discontinued and we do not provide a substitute Index. In the unlikely event an Allocation Option is discontinued before the end of an Interest Term, we will credit interest from the beginning of the Interest Term until the date the Allocation Option is discontinued using the percentage change in the Index from the beginning of the Interest Term to the date on which the Index became unavailable. The resulting Risk Control Account Value will be transferred to the Declared Rate Account for the remainder of the Interest Term, where it will earn the Declared Interest Rate starting on the date of transfer until the next Contract Anniversary. The amount of interest you earn in the Declared Rate Account may be less than the amount you would have earned in the Risk Control Account at the end of the Interest Term. If there is a delay between the date we remove the Index and the date we transfer value to the Declared Rate Account, your Risk Control Account Value prior to the transfer will be based on the value of the Index on the date the Index ceased to be available, which means market changes during the delay will not be used to calculate the Index Return.

Such a change will be subject to any required regulatory approval. We will notify you of an Allocation Option or Index change by sending you written notice at your last known address.

An Index or Allocation Option change may negatively affect interest credited and your resulting Contract Value, as well as how you want to allocate Contract Value between available Allocation Options.

Contract Value. Your Contract Value on your Contract Issue Date is equal to the Purchase Payment. On any other day during the Accumulation Period, the Contract Value is equal to the sum of the account value in all Allocation Options in which you are invested. The Accumulation Period begins on the Contract Issue Date and continues until the Income Payout Date. Upon reaching the Income Payout Date, we will begin income payments unless the Contract is surrendered.

Declared Rate Account Value. The Declared Rate Account Value on any Business Day is equal to the amount applied to the Declared Rate Account at the start of the current Interest Term, plus any Flex Transfers, minus any withdrawals (including any Surrender Charge and Interest Adjustment), plus the interest earned.

Risk Control Account Value. The Risk Control Account Value is equal to the amount applied to each Risk Control Account at the start of the current Interest Term, adjusted proportionately for any withdrawals (including any Surrender Charge, Equity Adjustment, and Interest Adjustment) and Flex Transfers (including any Equity Adjustment), plus or minus any interest. The amount of interest credited, if any, may be limited by the Cap and Participation Rate.

Index Return and Adjusted Index Return. The Index Return and Adjusted Index Return are calculated to determine the interest credited to a Risk Control Account. The Index Return and Adjusted Index Return are calculated separately for each Risk Control Account as follows:

●	Interest is calculated based on the change in the Index from the first day of the Interest Term to the last day of the Interest Term;

●	The Index Return is adjusted based on the Cap and Floor, the Cap and Buffer, or the Participation Rate and Buffer, as applicable; and

●	This Adjusted Index Return is multiplied by the Risk Control Account Value (without any Equity Adjustment applied) on the last day of the Interest Term (which may have been adjusted for withdrawals and Flex Transfers, as described below) to determine how much interest is credited, if any. For example, if the Adjusted Index Return is 10% and the Risk Control Account Value without any Equity Adjustment applied is $10,000, the interest credited is $1,000 (i.e., 10% x $10,000).

The amount of interest credited may be negative, even with the Floor or Buffer. There is a risk of loss of principal and previously credited interest of up to 90% with the -10% Buffer (up to 80% with the -20% Buffer) and up to 10% with the Floor due to negative Index performance.

Impact of Withdrawals and Flex Transfers. The Surrender Charge, Equity Adjustment, Interest Adjustment, federal income taxes, and proportionate calculations for withdrawals and Flex Transfers could significantly reduce the values under the Contract and the amount you receive from any payments. It is possible in extreme circumstances to lose up to 100% of your principal and previously credited interest due to the following:

●	If you take a withdrawal or surrender your Contract in the first six Contract Years, you may pay a Surrender Charge of up to 8% of the amount withdrawn. Federal income taxes and tax penalties may also apply.

●	The Equity Adjustment applies for the entire Interest Term of each Risk Control Account, up to six years. If you take a withdrawal, make a Flex Transfer, surrender your Contract, die, or begin Income Payout Options by taking amounts from a Risk Control Account before the expiration of an Interest Term, we will apply an Equity Adjustment (which may be positive or negative) to the Crediting Base for the applicable Risk Control Account. A negative Equity Adjustment could significantly decrease the values under your Contract by more than the amount withdrawn, transferred, surrendered or paid. Additionally, only the Crediting Base remaining after the withdrawal or transfer will be credited interest, positive or negative, at the end of the Interest Term.

●	The Interest Adjustment applies for a rolling six-year period beginning on the Contract Issue Date. Rates used in determining the Interest Adjustment are reset every sixth Contract Anniversary. If you take a withdrawal, surrender your Contract, die, or begin Income Payout Options on any day other than every sixth Contract Anniversary, we will apply an Interest Adjustment (which may be positive or negative) to the payment amount. A negative Interest Adjustment could significantly decrease the amount you receive from a surrender, partial withdrawal, Death Benefit payment, or income payment.

●	We calculate withdrawals on a proportionate basis when determining the Death Benefit value, which may reduce the Death Benefit by substantially more than the amount of the withdrawal. We also use proportionate calculations to apply the Equity Adjustment to withdrawals and Flex Transfers, which may negatively impact the resulting values under your Contract.

The Company does not apply the Equity Adjustment on the first and last Business Day of an Interest Term and does not apply the Interest Adjustment on every sixth Contract Anniversary (i.e., the last day of the six-year rolling period beginning on the Contract Issue Date).

Withdrawal Options. Amounts withdrawn include partial withdrawals (including systematic withdrawals and Required Minimum Distributions), full surrenders, payment of the Death Benefit, and amounts withdrawn to be applied to an Income Payout Option. Withdrawals, including Annual Free Withdrawal Amounts, could significantly reduce the Death Benefit and the Contract Value, perhaps by substantially more than the amount withdrawn, as well as the amount of interest credited to an Allocation Option, and could terminate the Contract, as described above. This Contract may not be appropriate for you if you intend to take partial withdrawals (including systematic withdrawals and Required Minimum Distributions) or surrender the Contract. However, the Contract offers the following liquidity features during the Accumulation Period.

●	Annual Free Withdrawal Amount: Each Contract Year, you may withdraw up to 10% of your Contract Value determined as of the beginning of the Contract Year without incurring a Surrender Charge or Interest Adjustment. Although a Surrender Charge and Interest Adjustment will not apply, the Company will calculate the withdrawal on a proportionate basis and apply the Equity Adjustment. Any unused Annual Free Withdrawal Amount will not carry over to any subsequent Contract Year.

●	Partial withdrawal option: You may make partial withdrawals during the Accumulation Period by Authorized Request. Any applicable Surrender Charge, Interest Adjustment, Equity Adjustment, and the use of proportionate calculations will affect the amount available for a partial withdrawal. A partial withdrawal may reduce your Death Benefit and the Crediting Base by more than the amount of the partial withdrawal. Additionally, only the remaining principal in the Risk Control Account will be credited interest, positive or negative, at the end of the Interest Term. If a partial withdrawal would cause the Surrender Value to be less than $2,000, we will treat your request as a full surrender of the Contract. Before processing the full surrender, we will attempt to contact you or your financial professional to provide the opportunity for you to take a lower amount to maintain a Surrender Value of at least $2,000. If we are unable to contact you within one Business Day after receiving your request, we will process the full surrender.

●	Full surrender option: You may surrender your Contract during the Accumulation Period by Authorized Request. Upon full surrender, a Surrender Charge, Equity Adjustment, and Interest Adjustment may apply.

Withdrawals and surrenders are subject to income taxes, and if taken before the owner is age 59½, tax penalties may apply. See “Federal Income Tax Matters” on page 50 and “Access to Your Money” on page 41 for more details.

Surrender Charge. A Surrender Charge may be imposed upon the surrender of the Contract or withdrawal of Contract Value from the Contract for a period of six years from the Contract Issue Date. The maximum Surrender Charge is 8% of the Contract Value withdrawn (See “Fees and Expenses” on page 16).

Income Options. You have several income options to choose from during the Payout Period.

Death Benefit. The Death Benefit during the Accumulation Period is equal to the greater of Contract Value (including any applicable Equity Adjustment or Interest Adjustment) or the Purchase Payment adjusted for withdrawals as of the date the Death Benefit is payable. Withdrawals and Flex Transfers could significantly reduce the Death Benefit, perhaps by substantially more than the amount of the withdrawal or transfers, because of the Equity Adjustment, Interest Adjustment, and the Company’s calculation of withdrawals on a proportionate basis when determining the Death Benefit. We do not apply a Surrender Charge in determining the Death Benefit.

Right to Examine. You may cancel your Contract and receive either your Purchase Payment or your Contract Value depending upon applicable state law (See “Right to Examine” on page 21).

Risk Factors

Your Contract has various risks associated with it. We list these risk factors below, as well as other important information you should know before purchasing a Contract.

Index Return Risk. If you are invested in a Risk Control Account and the relevant Index declines, it may or may not reduce your Risk Control Account Value. This depends on the Risk Control Account to which you allocated your Contact Value. Nevertheless, you always assume the investment risk that no interest will be credited and therefore the Index Return will not increase your Risk Control Account Value. You also bear the risk that sustained declines in the relevant Index may cause the Index Return to not increase your Risk Control Account Value for a prolonged period. Additionally, the Company relies on a single point in time to calculate the Index Return. You may experience a negative return even if the Index has experienced gains through some, or most, of the Interest Term.

If you allocate to a Risk Control Account with a Floor, you assume the risk of a negative Adjusted Index Return up to the amount of the Floor, which means your Risk Control Account Value could decline.

Additionally, if you allocate to a Risk Control Account with a Buffer, you assume the risk of a negative Adjusted Index Return after application of the Buffer, which means your Risk Control Account Value could decline significantly. If there is a large decline in the reference Index, the risk of loss on the Buffer is significantly higher than the Floor. For example, if the Floor is -10% and the Buffer is -10%, if the Index declines by 30% during the Interest Term, the Adjusted Index Return applied to the Floor account is -10% whereas the Adjusted Index Return applied to the Buffer account is -20% (the excess of the 30% decline over the -10% Buffer).

In addition, you assume the risk that the Cap can be reduced to as little as 1.0% and the Participation Rate can be reduced to as little as 10%. The Floors and Buffer for an Allocation Option will not change during the life of your Contract unless the Allocation Option is discontinued. You assume the risk that the Allocation Options are discontinued, including the -10% Buffer, and the only option remaining is a Floor of 0%.

Liquidity and Withdrawal Risk. The Contract may not be appropriate for investors who plan to take withdrawals or surrender the Contract. We designed your Contract to be a long-term investment that you may use to help save for retirement and provide lifetime income. Your Contract is not designed to be a short-term investment. We may defer payments made under this Contract for up to six months if the insurance regulatory authority of the state in which we issued the Contract approves such deferral.

If you make withdrawals (including systematic withdrawals and Required Minimum Distributions) or surrender your Contract, the Surrender Charge, Equity Adjustment, Interest Adjustment, federal income taxes, and proportionate withdrawal calculations could significantly reduce the values under the Contract and the amount you receive from any payments. It is possible in extreme circumstances to lose up to 100% of your principal and previously credited interest if you take a withdrawal or surrender your Contract.

●	Interest Adjustment Risk. If you take a withdrawal, surrender your Contract, die, or begin Income Payout Options on any day other than every sixth Contract Anniversary, we will apply an Interest Adjustment. Particularly in an increasing interest rate environment, the Interest Adjustment could significantly decrease the amount you receive from a partial withdrawal, surrender, Death Benefit payment, or income payment.

●	Equity Adjustment Risk. The Equity Adjustment used to calculate your Risk Control Account Value during an Interest Term could be significantly lower than the performance of the reference Index during most of the Interest Term. The Equity Adjustment may be negative even when the value of the applicable Index has increased or when the value of the applicable Index has declined less than the Buffer.

If you take a withdrawal, surrender your Contract, die, or begin Income Payout Options by taking amounts from a Risk Control Account before the expiration of an Interest Term, we will apply an Equity Adjustment to the Crediting Base for the applicable Risk Control Account. A negative Equity Adjustment could significantly decrease the values under your Contract by more than the amount withdrawn, surrendered, or paid. Additionally, only the Crediting Base remaining after the withdrawal will be credited interest, positive or negative, at the end of the Interest Term.

●	Surrender Charge Risk. If you take a withdrawal or surrender your Contract during the first six Contract Years, you may pay a Surrender Charge of up to 8% of the amount withdrawn.

●	Proportionate Calculation Risk. We generally calculate withdrawals on a proportionate basis when determining the Death Benefit value, which could reduce the Death Benefit by substantially more than the amount of the withdrawal. We also use proportionate calculations to apply the Equity Adjustment to withdrawals, which may negatively impact the resulting values under your Contract.

Flex Transfer Risk. You should fully understand the impact of Flex Transfers and consult your financial adviser before making a Flex Transfer. As described below, the decision to make a Flex Transfer could significantly negatively impact your Risk Control Account Value, which impacts other values under your Contract and the amount you receive from any payments. It is possible in extreme circumstances to lose up to 100% of your principal and previously credited interest with respect to a Risk Control Account if you make a Flex Transfer.

●	Equity Adjustment and Risk of Loss. Flex Transfers are subject to the Equity Adjustment, which is calculated for the transferred amount on a proportional basis to adjust the Crediting Base for the applicable Risk Control Account. The Equity Adjustment could be significantly lower than the performance of the reference Index during most of the Interest Term. The Equity Adjustment may be negative even when the value of the applicable Index has increased or when the value of the applicable Index has declined less than the Buffer. If you make a Flex Transfer when there is a negative Equity Adjustment, you may transfer at a loss, which means your Crediting Base will be reduced by more than the transferred amount, and that reduction could be substantial. It is possible that you would have realized less of a loss or no loss if the Flex Transfer occurred later or if values remained until the end of the Interest Term. We will not provide you advice or notify you as to whether you should or should not make a Flex Transfer or the optimal time for doing so. We are not responsible for any losses related to your decision whether or not to make a Flex Transfer.

●	Proportionate Calculation Risk. As noted above, we use proportionate calculations to apply the Equity Adjustment, which may negatively impact the resulting values under your Contract.

●	Reduced Interest Risk. Only the Crediting Base remaining after the Flex Transfer will be credited interest, positive or negative, at the end of the Interest Term. As a result, you may receive less than you would have received if you remained in the Risk Control Account until the end of the Interest Term.

●	Valuation Risk. The transferred value is the Risk Control Account Value calculated at the end of the Business Day that we receive your Flex Transfer request in Good Order. This means that you will not be able to determine your Risk Control Account Value before requesting the Flex Transfer, and the transferred value may be higher or lower than it was at the time of your request. The Flex Transfer is irrevocable once requested.

Loss of Principal Risk. You could lose your investment. There is a risk of loss of principal and previously credited interest in the Risk Control Accounts of up to 90% with the -10% Buffer (up to 80% with the -20% Buffer) and up to 10% with the Floor due to negative Index performance. The Floor and Buffer describe the level of investment loss that can be experienced in one Interest Term, but losses over multiple Interest Terms could result in a loss of previously credited interest and a loss of principal. Moreover, if you take withdrawals, make Flex Transfers, or surrender your Contract for any reason, the Floor and Buffer do not limit losses to the Risk Control Accounts from the Surrender Charge, Equity Adjustment, Interest Adjustment, federal income taxes, and proportionate calculations for withdrawals and Flex Transfers, which could result in a loss of previously credited interest or principal even if performance has been positive. Investment in the Declared Rate Account could result in a loss of principal and previously credited interest due to Surrender Charges and the Interest Adjustment.

Market Risk. The historical performance of an Index relating to a Risk Control Account should not be taken as an indication of the future performance of the Index. The performance of an Index will be influenced by complex and interrelated economic, financial, regulatory, geographic, judicial, political, and other factors that can affect the capital markets generally, and by various circumstances that can influence the performance of securities in a particular market segment.

The Russian/Ukraine conflict and the resulting responses by the United States and other governments could create economic disruption that results in increased market volatility and present economic uncertainty. The duration of these events and their future impact on the financial markets and global economy, are difficult to determine.  Any such impact could adversely affect the performance of the securities that comprise the reference Indices and may lead to losses on your investment in the Allocation Options.

Reinvestment Risk. You assume the risk that if we do not receive transfer instructions at least one Business Day prior to the end of the current Interest Term, we will apply the maturing Contract Value to a new Interest Term of the same Allocation Option. Any applicable Floor will also be applied to the new Interest Term. If the same Allocation Option is not available, we will apply the value to the Declared Rate Account with a 1-year Interest Term. These default Allocation Options may not align with your desired allocations.

Risk That We May Eliminate an Allocation Option or Eliminate or Substitute an Index. There is no guarantee that any Allocation Option or Index will be available during the entire time you own your Contract. We may discontinue an Allocation Option or Index effective as of the end of an Interest Term, or in the case of certain Index changes, discontinue an Index and substitute a new Index for an Allocation Option before the end of an Interest Term. The performance of the new Index may differ from the original Index. If there is a delay between the date we remove the Index and the date we add a substitute Index, your Risk Control Account Value will be based on the value of the Index on the date the Index ceased to be available, which means market changes during the delay will not be used to calculate the Index Return.

An Allocation Option may also be discontinued before the end of an Interest Term if we do not provide a substitute Index and transfer your Risk Control Account Value to the Declared Rate Account for the remainder of the Interest Term. The amount of interest you earn in the Declared Rate Account may be less than the amount you would have earned in the Risk Control Account at the end of the Interest Term. If there is a delay between the date we remove the Index and the date we transfer value to the Declared Rate Account, your Risk Control Account Value prior to the transfer will be based on the value of the Index on the date the Index ceased to be available, which means market changes during the delay will not be used to calculate the Index Return.

An Index or Allocation Option change may negatively affect interest credited and your resulting Contract Value, as well as how you want to allocate Contract Value between available Allocation Options.

If we eliminate an Allocation Option or eliminate or substitute an Index, and you do not wish to allocate your Contract Value to the Risk Control Accounts available under the Contract, you may surrender your Contract, but you may be subject to a Surrender Charge, Equity Adjustment, and Interest Adjustment, which may result in a loss of principal and credited interest. A surrender of the Contract may also be subject to taxes and tax penalties.

Contract Issue Date Risk. The Company only issues the Contract on the 10th and 25th of each month. Therefore, the Purchase Payment may be held in the Company’s General Account for up to fifteen days prior to being invested in the Contract and will not earn any interest during that period.

Creditor and Solvency Risk. Our General Account assets support the guarantees under the Contract and are subject to the claims of our creditors. As such, the guarantees under the Contract are subject to our financial strength and claims-paying ability, and therefore, to the risk that we may default on those guarantees. You need to consider our financial strength and claims-paying ability in meeting the guarantees under the Contract. You may obtain information on our financial condition by reviewing our financial statements included in this Prospectus. Additionally, information concerning our business and operations is set forth in the section of this Prospectus entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations.”

We are exposed to risks related to natural and man-made disasters and catastrophes, such as storms, fires, floods, earthquakes, epidemics, pandemics, malicious acts, and terrorist acts, which could adversely affect our ability to conduct business. A natural or man-made disaster or catastrophe, including a pandemic (such as the coronavirus COVID-19), could affect the ability, or willingness, of our workforce and employees of service providers and third-party administrators to perform their job responsibilities. Even if our workforce and employees of our service providers and third-party administrators were able to work remotely, those remote work arrangements could result in our business operations being less efficient than under normal circumstances and lead to delays in our issuing Contracts and processing of other Contract-related transactions, including orders from Owners. Catastrophic events may negatively affect the computer and other systems on which we rely and may interfere with our ability to receive, pickup and process mail, our processing of Contract-related transactions, impact our ability to calculate Contract Value, or have other possible negative impacts. There can be no assurance that we or our service providers will avoid losses affecting your Contract due to a natural disaster or catastrophe.

Other Important Information You Should Know

No Ownership Rights.  As a Contract Owner, you have no ownership interest or rights in the underlying securities comprising the reference Indexes, such as voting rights, dividend payments, or other distributions. Purchasing the Contract is not equivalent to investing in the underlying securities comprising the Indexes. The S&P 500 Index and Dimensional US Small Cap Value Systematic Index do not reflect dividends paid on the securities comprising such Index, and, therefore, the calculation of the performance of each Index under the Contract does not reflect the full investment performance of the underlying securities. The Barclays Risk Balanced Index deducts a fee of 0.5% for the equity exposure, and 0.2% per year for the treasury exposure, and a cost equal to SOFR plus 0.1145% for the equity component, which may be increased or decreased in the aggregate by the volatility control mechanism. These deductions will reduce Index performance, and the Index will underperform similar portfolios from which these fees and costs are not deducted.

No Affiliation with Index or Underlying Securities. We are not affiliated with the sponsors of the Indexes or the underlying securities comprising the Indexes. Consequently, the Indexes and the issuers of the underlying securities comprising the Indexes have no involvement with the Contract.

Possible Tax Law Changes.  There always is the possibility that the tax treatment of the Contract could change by legislation or otherwise. We have the right to modify the Contract in response to legislative changes that could diminish the favorable tax treatment that Owners receive. You should consult a tax adviser with respect to legislative developments and their effect on the Contract.

FEES AND EXPENSES

The following information describes the fees and expenses you will pay when buying, owning, and surrendering the Contract.

Surrender Charge(1) (as a percentage of Contract Value withdrawn)

Contract Year	Surrender Charge Percentage
1	8%
2	8%
3	8%
4	7%
5	6%
6	5%
7+	0%

Other Expenses

Premium Tax(2) (as a percentage of the Purchase Payment)	3.5%

Equity Adjustment

Applies to any distribution (including Flex Transfers) prior to the end of an Interest Term (except for value in the Declared Rate Account) and can significantly decrease the values under your Contract. It is possible to lose up to 100% of your principal and previously credited interest due to the Equity Adjustment in extreme circumstances.(3)

Interest Adjustment

Applies to any distribution prior to the end of the six-year rolling period that begins on the Contract Issue Date and can significantly decrease the payment amount you receive from a withdrawal or surrender. It is possible to lose up to 100% of your principal and previously credited interest due to the Interest Adjustment in extreme circumstances. (4)

(1) We deduct a Surrender Charge from each withdrawal and surrender that exceeds the Annual Free Withdrawal Amount during the first six Contract Years. We do not assess a Surrender Charge on certain withdrawals and surrenders described below.

(2) Premium tax is not currently deducted, but we reserve the right to do so in the future. State premium taxes currently range from 0% to 3.5% of the Purchase Payment.

(3) For example, if you surrender your Contract Value allocated to a Risk Control Account with -10% Buffer, the value of the reference Index has decreased significantly, and amortized option and trading costs are 10%, you would lose 100% (90% + 10%) of the Risk Control Account Value. In the same scenario allocated to a Risk Control Account with a -10% Floor, you would lose 20% (10% + 10%).

(4) For example, if Treasury rates increase from less than 10% to 1,000%, and you surrender your Contract, you could lose 90% of your principal and previously credited interest, since the Interest Adjustment does not apply to the 10% Annual Free Withdrawal Amount.

Surrender Charge

We deduct a Surrender Charge from each withdrawal or surrender that exceeds the Annual Free Withdrawal Amount during the first six Contract Years. The Surrender Charge schedule is expressed as a percentage of the Contract Value withdrawn or surrendered as shown in the Surrender Charge table. The Surrender Charge is assessed before application of the Interest Adjustment.

For example, if it is the 3rd Contract Year and the Contract Value as of the second Contract Anniversary is $100,000 and you withdraw $30,000, the Annual Free Withdrawal Amount is $10,000 (i.e., $100,000 x 10%) and the Surrender Charge is $1,600 (i.e., ($30,000 - $10,000) x 8%). Unless otherwise instructed, the Surrender Charge will be deducted from the amount withdrawn. Therefore, the amount received will be $28,400 (i.e., $30,000 - $1,600). For more examples of how we calculate the Surrender Charge, see Appendix B to this Prospectus.

We will not assess the Surrender Charge on:

●	Withdrawals under the Nursing Home or Hospital waiver or Terminal Illness waiver;

●	Refunds under the Right to Examine;

●	Required Minimum Distributions that are withdrawn under the automatic withdrawal program provided by the Company;

●	Your Annual Free Withdrawal Amount;

●	Death Benefit proceeds;

●	Amounts withdrawn after the first six Contract Years;

●	Contract Value applied to an Income Payout Option; and

●	Transfers (including Flex Transfers).

Surrender Charges offset promotion, distribution expenses, and investment risks born by the Company. To the extent Surrender Charges are insufficient to cover these risks and expenses, the Company will pay for the costs that it incurs from its General Account.

For information on the Annual Free Withdrawal Amount and Surrender Charge waivers, see “Access to Your Money.”

Equity Adjustment

The Equity Adjustment is used to calculate the Risk Control Account Value during an Interest Term. If you take a withdrawal, make a Flex Transfer, surrender your Contract, die, or begin Income Payout Options by taking amounts from a Risk Control Account before the expiration of an Interest Term, we will apply the Equity Adjustment, which may be positive or negative.

The Equity Adjustment protects the Company from market losses relating to changes in the value of the investments that support the Risk Control Accounts when withdrawals or Flex Transfers are made during the Interest Term. You bear the risk that the Equity Adjustment may decrease your Risk Control Account Value if you withdraw or transfer amounts from a Risk Control Account during the Interest Term. The Equity Adjustment applies for the entire Interest Term, which could be six years, but does not apply on the first or last day of the Interest Term.

The Equity Adjustment may be negative even when the Index Return is positive. This is primarily due to market inputs for volatility, interest rates, and dividends as well as the amortized option cost, and trading costs. A negative Equity Adjustment will reduce the values under the Contract. Additionally, only the Crediting Base remaining after the withdrawal or Flex Transfer will be credited interest, positive or negative, at the end of the Interest Term.

The Equity Adjustment is calculated separately for each Risk Control Account and varies based on the Crediting Strategy. The Equity Adjustment is calculated as of the end of each day, except the first and last Business Day of an Interest Term. The Equity Adjustment is not applied to Contract Value in the Declared Rate Account.

Interest Adjustment

A withdrawal, including a partial withdrawal, a full surrender of the Contract, the Death Benefit, or the Contract Value applied to an Income Payout Option, may be adjusted (increased or decreased) for the Interest Adjustment. The Interest Adjustment applies to every Allocation Option, including the Declared Rate Account, and will always apply for the six-year rolling period beginning on the Contract Issue Date even if the Allocation Options elected have an Interest Term of less than six years. The Interest Adjustment does not apply to transfers (including Flex Transfers), to amounts withdrawn on every sixth Contract Anniversary, or to the Annual Free Withdrawal amount.

The rolling six-year Interest Adjustment protects the Company from market losses relating to changes in the value of the investments that support the guarantees under the Contract when amounts are withdrawn from an Allocation Option before the end of each six-year period. You bear the risk that the Interest Adjustment may decrease the amount of a withdrawal made during the six-year period.

The Interest Adjustment reflects the change in value of the investments that support the guarantees under this Contract upon withdrawal during the six-year rolling period beginning on the Contract Issue Date. Rates used in determining the Interest Adjustment are reset every sixth Contract Anniversary.

IMPORTANT: It is possible in extreme circumstances to lose up to 100% of your principal and previously credited interest if you take or withdrawal, make a Flex Transfer, or surrender your Contract, due to the Equity Adjustment and Interest Adjustment. You directly bear the investment risk associated with an Equity Adjustment and Interest Adjustment. You should carefully consider your income needs before purchasing the Contract.

Other Information

We assume investment risks and costs in providing the guarantees under the Contract. These investment risks include the risks we assume in providing the Floors and Buffers for the Risk Control Accounts, the Declared Interest Rate for the Declared Rate Account, the surrender rights available under the Contract, the Death Benefit, and the income payments. We must provide the rates and benefits set forth in your Contract regardless of how our General Account investments that support the guarantees we provide perform. To help manage our investment risks, we engage in certain risk management techniques. There are costs associated with those risk management techniques. You do not directly pay the costs associated with our risk management techniques. However, we take those costs into account when we set rates and guarantees under your Contract.

GETTING STARTED – THE ACCUMULATION PERIOD

The Prospectus describes all material rights, benefits, and obligations under the Contract. All material state variations in the Contract are described in Appendix C to this Prospectus and in your Contract. Please review Appendix C for any variations from standard Contract provisions that may apply to your Contract based on the state in which your Contract was issued. Your financial professional can provide you with more information about those state variations.

Purchasing a Contract

We offer the Contract to individuals, certain retirement plans, and other entities. To purchase a Contract, you and the Annuitant must be at least Age 21 and no older than Age 85.

We sell the Contract through financial professionals who are also agents of the Company. To start the purchase process, you must submit an application to your financial professional. The Purchase Payment must either be paid at the Company’s Administrative Office or delivered to your financial professional. Your financial professional will then forward your completed application and Purchase Payment (if applicable) to us. After we receive a completed application, Purchase Payment, and all other information necessary to process a purchase order in Good Order, we will begin the process of issuing the Contract on the next Contract Issue Date available. The selling firm’s determination of whether the Contract is suitable for you may delay our receipt of your application. Any such delays will affect when we issue your Contract. If the application for a Contract is properly completed and is accompanied by all the information necessary to process it, including payment of the Purchase Payment, the Purchase Payment will be allocated to the Allocation Options you choose on the next available Contract Issue Date.

IMPORTANT: You may use the Contract with certain tax qualified retirement plans (“IRA”). The Contract includes attributes such as tax deferral on accumulated earnings. Qualified retirement plans provide their own tax deferral benefit; the purchase of this Contract does not provide additional tax deferral benefits beyond those provided in the qualified retirement plan. Accordingly, if you are purchasing this Contract through a qualified retirement plan, you should consider purchasing the Contract for its other features and other non-tax related benefits. Please consult a tax adviser for information specific to your circumstances to determine whether the Contract is an appropriate investment for you.

If mandated by applicable law, including Federal laws designed to counter terrorism and prevent money laundering, we may be required to reject your Purchase Payment. We may also be required to provide additional information about you or your Contract to government regulators. In addition, we may be required to block an Owner’s Contract and thereby refuse to honor any request for transfers, partial withdrawals, surrender, income payments, and Death Benefit payments, until instructions are received from the appropriate government regulator.

Tax-Free Section 1035 Exchanges

You can generally exchange one annuity contract for another in a “tax-free exchange” under Section 1035 of the Internal Revenue Code. Before making an exchange, you should compare both contracts carefully. Remember that if you exchange another contract for the one described in this Prospectus, you might have to pay a Surrender Charge or negative Interest Adjustment on the existing contract. If the exchange does not qualify for Section 1035 tax treatment, you may have to pay federal income tax, including a possible penalty tax, on your old contract. There will be a new Contract Issue Date for the purpose of determining any Surrender Charges for this Contract and other charges may be higher (or lower) and the benefits may be different. There may be delays in our processing of the exchange. You should not exchange another contract for this one unless you determine, after knowing all the facts that the exchange is in your best interest. In general, the person selling you this Contract will earn a commission from us.

Owner

The Owner is the person(s) or entity who own(s) this Contract and has (have) all rights under this Contract. Unless owned by a non-natural person, the Owner is also the person(s) whose death determines the Death Benefit. Joint Owners are not allowed on Qualified Contracts or contracts owned by a non-natural person. The maximum number of Owners is two. The consent of both Joint Owners is needed to complete an Authorized Request. The Owner is also referred to as “you” or “your”. While the Owner is living, the Owner is also the person(s) or entity who receives income payments during the Payout Period while the Annuitant is also living. If there are multiple Owners, each Owner will have equal ownership of the Contract and all references to Owner will mean Joint Owners. Joint Owners are not allowed on qualified contracts or contracts owned by a non-natural person.

The Owner names the Annuitant or Joint Annuitants. All rights under the Contract may be exercised by the Owner, subject to the rights of any other Owner. Assignment of the Contract by the Owner is not permitted unless the state in which the Contract is issued requires us to provide the Owner the right to assign the

Contract, as identified in Appendix C to this Prospectus. In that case, the Owner must provide us with advance Written Notice of the assignment and the assignment is subject to our approval, unless those requirements are inconsistent with the law of the state in which the Contract is issued.

The Owner may request to change the Owner at any time before the Income Payout Date. If an Owner is added or changed, the amount that will be paid upon the death of the new Owner will be impacted as described in the “Death Benefit” section in this Prospectus. Any change of Owner must be made by Authorized Request and is subject to our acceptance. We reserve the right to refuse such change on a non-discriminatory basis. Unless otherwise specified by the Owner, such change, if accepted by us, will take effect as of the date the Authorized Request was signed. We are not liable for any payment we make or action we take before we receive the Authorized Request.

If an Owner who is a natural person dies during the Accumulation Period, your Beneficiary is entitled to a Death Benefit. If you have a Joint Owner, the Death Benefit will be available when the first Joint Owner dies. If there is a surviving Joint Owner the surviving Joint Owner will be treated as the sole primary Beneficiary, and any other designated Beneficiary will be treated as a contingent Beneficiary.

Divorce

In the event of divorce, the former Spouse must provide a copy of the divorce decree (or a qualified domestic relations order if it is a qualified plan) to us. The terms of the decree/order must identify the Contract and specify how the Contract Value should be allocated among the former Spouses.

Annuitant

The Annuitant is the natural person(s) whose life (or lives) determines the income payment amount payable under the Contract. If the Owner is a non-natural person, the Annuitant(s) is also the person(s) whose death determines the Death Benefit. If the Owner is a natural person, the Owner may change the Annuitant at any time provided it is at least 30 days before the Income Payout Date by Authorized Request. Unless otherwise specified by the Owner, such change will take effect as of the date the Authorized Request was signed. We are not liable for any payment we make or action we take before we receive the Authorized Request. If you change the Annuitant, the Income Payout Date will not change. If the Owner is a non-natural person, the Annuitant cannot be changed. The Annuitant does not have any rights under the Contract.

Beneficiary

The person(s) or entity named by the Owner to receive proceeds payable upon the death of the first Owner or the first Annuitant if the Owner is a non-natural person. Prior to the Income Payout Date, if no Beneficiary survives the Owner, the proceeds will be paid to the Owner’s estate. If there are Joint Owners and we are unable to determine that one of the Joint Owners predeceased the other, it will be assumed that the Joint Owners died simultaneously. In this instance the Death Benefit will be divided equally among the Joint Owners’ estates. If there is more than one Beneficiary, each Beneficiary will receive an equal share unless otherwise specified by the Owner. If Joint Owners have been designated, the surviving Joint Owner will be treated as the sole primary Beneficiary and any other designated Beneficiary will be treated as a contingent Beneficiary.

You may change the Beneficiary by an Authorized Request sent to us, or you may name one or more Beneficiaries. A change of Beneficiary will take effect on the date the Authorized Request was signed. If there are Joint Owners, each Owner must sign the Authorized Request. In addition, any irrevocable beneficiary or assignee must sign the Authorized Request. An irrevocable beneficiary is any beneficiary who must consent to being changed or removed. We are not liable for any payment we make or action we take before we receive the Authorized Request.

Use care when naming Beneficiaries. If you have any questions concerning the criteria you should use when choosing Beneficiaries, consult your financial professional.

Right to Examine

You may cancel your Contract and return it to your financial professional or to us within a certain number of days after you receive the Contract and receive a refund of either the Purchase Payment you paid less withdrawals or your Contract Value, depending on the state in which your Contract was issued. If the Contract Value exceeds your Purchase Payment, you will receive the Contract Value regardless of where the Contract was issued. If the Purchase Payment exceeds the Contract Value, the refund will be your Contract Value unless the state in which the Contract was issued requires that the Purchase Payment less withdrawals be returned. If your Contract is an IRA, we will refund the greater of your Purchase Payment less withdrawals or your Contract Value. The Contract Value includes any applicable Equity Adjustment. Generally, you must return your Contract within 10 days of receipt (30 days if it is a replacement contract), but some states may permit a different period for you to return your Contract. Refunds will not be subject to a Surrender Charge or Interest Adjustment and will be paid within seven days following the date of cancellation. State variations are described in Appendix C to this Prospectus. If you cancel your Contract by exercising your Right to Examine and attempt to purchase a substantially similar Contract the Company may refuse to issue the second Contract.

ALLOCATING YOUR PURCHASE PAYMENT

Purchase Payment

If the application for a Contract is in Good Order, which includes our receipt of the Purchase Payment, we will issue the Contract on the next available Contract Issue Date. Contract Issue Dates offered by the Company are currently the 10th and 25th of each month unless those days fall on a non-Business Day. In that case, we issue the Contract on the next Business Day with an effective Contract Issue Date of the 10th or 25th. Please note that during the period between the date your Purchase Payment is delivered to us and the next available Contract Issue Date, we will hold your Purchase Payment in our General Account and not pay interest on it. Thus, during that period, your Purchase Payment will not be allocated to either the Risk Control Accounts or the Declared Rate Account.

The minimum initial Purchase Payment for a Non-Qualified or Qualified Contract is $5,000. The Company does not allow additional Purchase Payments after the initial Purchase Payment. A Purchase Payment for a Contract, or Purchase Payments for multiple Contracts owned by the same individual, that equals or exceeds $1 million requires our prior approval, which may be withheld at our sole discretion.

Purchase Payment and Allocation Options

There are currently up to twelve Allocation Options under the Contract, among which you may allocate your Purchase Payment and Contract Value. Your selling firm may limit the Allocation Options available to you when your Contract is issued.

Allocation Options
Interest Term	Crediting Strategy(1)	Account	Minimum Guarantee
1-Year	Declared Interest Rate	Declared Rate Account	Minimum Interest Rate
1-Year	Floor and Cap	S&P 500 Index Risk Control Account	1% Cap
1-Year	Floor and Cap	Dimensional US Small Cap Value Systematic Index Risk Control Account	1% Cap
1-Year	Floor and Cap	Barclays Risk Balanced Index Risk Control Account	1% Cap

1-Year	-10% Buffer and Cap	S&P 500 Index Risk Control Account	1% Cap
1-Year	-10% Buffer and Cap	Dimensional US Small Cap Value Systematic Index Risk Control Account	1% Cap
6-Year	-10% Buffer and Participation Rate	S&P 500 Index Risk Control Account	10% Participation Rate
6-Year	-10% Buffer and Participation Rate	Dimensional US Small Cap Value Systematic Index Risk Control Account	10% Participation Rate
6-Year	-10% Buffer and Participation Rate	Barclays Risk Balanced Index Risk Control Account	10% Participation Rate
6-Year	-20% Buffer and Participation Rate	S&P 500 Index Risk Control Account	10% Participation Rate
6-Year	-20% Buffer and Participation Rate	Dimensional US Small Cap Value Systematic Index Risk Control Account	10% Participation Rate
6-Year	-20% Buffer and Participation Rate	Barclays Risk Balanced Index Risk Control Account	10% Participation Rate

(1)	The Floor and Buffer for an Allocation Option will not change during the life of your Contract unless the Allocation Option is discontinued. However, an Allocation Option with a Floor of 0% will always be available. We may not always make available Allocation Options with Buffers, however, if one is available, a Buffer of -10% or more will be available. In other words, there would be a Buffer option to limit the maximum loss to no more than 90%.

You must specify the percentage of your Purchase Payment to be allocated to each Allocation Option on the Contract Issue Date. The amount you direct to an Allocation Option must be in whole percentages from 1% to 100% of the Purchase Payment and your total allocation must equal 100%. We offer eleven Floor options which provide different levels of protection, 0%, -1%, -2%, -3%, -4%, -5%, -6%, -7%, -8%, -9%, and -10%. If you allocate to an Allocation Option with a Floor Crediting Strategy, you must also specify your Floor by choosing one of the eleven available options. Generally, the lower the Floor, the higher the Cap. For example, the Cap may be 2% for the 0% Floor, whereas the Cap may be 12% for the -10% Floor. Once elected, the Floor cannot be changed until the end of the Interest Term.

We currently offer Allocation Options that have a -10% Buffer (for 1-year and 6-year Interest Terms) and a -20% Buffer (for 6-year Interest Terms). Generally, if you elect an Allocation Option with a -20% Buffer, which has relatively more downside protection than the 10% Buffer, you will have relatively less upside potential based on your Participation Rate. Once elected, the Buffer cannot be changed until the end of the Interest Term.

In deciding between the Floor and Buffer options, you should consider the loss potential for each account. With the -10% Buffer, for example, losses up to -10% will not be credited, but there is potential to lose substantially more than the Floor if there are large market losses. The Buffer may offer additional gain potential through the Participation Rate in comparison to the Cap, but the gain potential should be weighed against the risk of loss.

Additionally, an investor should consider and understand the difference between the 6-year Interest Term and the 1-year Interest Term. For the 6-year Interest Term, interest is not calculated or credited until the end of the Interest Term; therefore, the Crediting Strategy factors (i.e., the Cap, Participation Rate, Floor, and Buffer) only apply at the end of the Interest Term and not on an annual basis. Furthermore, any partial withdrawal, Flex Transfer, full surrender, Death Benefit payment, or amounts withdrawn to be applied to an Income Payout Option prior to the end of the Interest Term could significantly reduce the values under the Contract, the amount you receive from any payments, and the amount of interest credited at the end of the Interest Term due to the Surrender Charge, Equity Adjustment, Interest Adjustment, and the use of proportionate calculations for withdrawals and Flex Transfers. Only the Crediting Base remaining after the withdrawal or transfer will be credited interest, positive or negative, at the end of the Interest Term.

The Purchase Payment will be allocated on the Contract Issue Date to the Allocation Options according to the allocation instructions on file with us.

Transactions that are scheduled to occur on a day that the Index Value for a Risk Control Account is not available will be processed on the next Business Day at the Index Value for that day.

Reallocating Your Contract Value: Transfers

An Allocation Option is available on the Contract Issue Date and at the end of the Interest Term. For example, an Interest Term of one year is available on the Contract Issue Date and every Contract Anniversary thereafter; whereas an Interest Term of six years is available on the Contract Issue Date and every sixth Contract Anniversary. This means that the six-year Interest Term will not be available for you to allocate Contract Value to on every Contract Anniversary. If we add an Allocation Option, you will not be able to allocate your Contract Value to the new Allocation Option until the start of the next available Interest Term for that Allocation Option. Additionally, the six-year Interest Term is unavailable if the Income Payout Date is less than six years from the start of the Interest Term.

At least two weeks prior to the end of an Interest Term, Owners will be notified of the available Allocation Options to which they may transfer their maturing Contract Value. The new Allocation Options may have different Interest Terms and Crediting Strategies than what was previously available.

New transfer instructions by Authorized Request will supersede any prior transfer instructions for a given Allocation Option. Except for Flex Transfers described below, transfers are not permitted during an Interest Term. For example, you may not transfer values from the Declared Rate Account to any Risk Control Account or transfer values among Risk Control Accounts during an Interest Term.

If we do not receive transfer instructions by Authorized Request at least one Business Day prior to the end of the current Interest Term, we will apply the value of the maturing Contract Value to a new Interest Term of the same Allocation Option. Any applicable Floor will also be applied to the new Index Term. If the same Allocation Option is not available, we will apply the value to the Declared Rate Account with a 1-year Interest Term.

Flex Transfers. Prior to the end of the Interest Term, you may transfer some or all of the Risk Control Account Value from any Risk Control Account to the Declared Rate Account. Flex Transfers are subject to the Equity Adjustment, which is calculated for the transferred amount on a proportional basis to adjust the Crediting Base for the Risk Control Account. If you make a Flex Transfer when there is a negative Equity Adjustment, you may transfer at a loss, which means your Crediting Base will be reduced by more than the transferred amount, and that reduction could be substantial. Additionally, only the Crediting Base remaining after the Flex Transfer will be credited index interest, positive or negative, at the end of the Interest Term. The decision to make a Flex Transfer could therefore significantly negatively impact your Risk Control Account Value, which impacts other values under the Contract and the amount you receive from any payments. It is possible in extreme circumstances to lose up to 100% of your principal and previously credited interest with respect to a Risk Control Account if you make a Flex Transfer.

Flex Transfer instructions must be provided by Authorized Request at least one Business Day prior to the end of the Risk Control Account’s Interest Term. Requests for Flex Transfers that are received at our Administrative Office in Good Order at least one Business Day prior to the end of the Risk Control Account’s Interest Term will be processed as of the end of that Business Day. Requests received on the last Business Day of the Interest Term will be considered not in Good Order and no transfers will be made pursuant to the request. Requests received at any other time will be processed as of the end of the next Business Day.

The Risk Control Account Value will be calculated at the end of the Business Day the Flex Transfer request is received in Good Order. This means you will not be able to determine your Risk Control Account Value in advance of requesting the Flex Transfer, and the transferred value may be higher or lower than it was at the time of your request. If your requested Flex Transfer is greater than the Risk Control Account Value at the end of the Business Day the transfer request is received in Good Order, we will transfer all remaining Risk Control Account Value, which will be less than the Flex Transfer you requested.

The Flex Transfer is irrevocable once the transfer is requested, and the transferred amount will remain in the Declared Rate Account until the next Contract Anniversary, when you can leave values in the Declared Rate Account or transfer to any other available Allocation Option.

You should fully understand the impact of the Flex Transfer and consult your financial adviser prior to making a Flex Transfer. See “Flex Transfer Risk,” “Contract Value-Risk Control Account Value-Determining the Crediting Base,” and Appendix A.

We may change, discontinue, or establish restrictions on Flex Transfers, including limitations on the number, frequency, or amount of Flex Transfers, at any time.

Changes to Crediting Strategy Components. The initial Cap, Participation Rate, and Declared Interest Rate are available in advance of the Contract Issue Date and will be provided by your financial professional or by calling the Company at 1-800-798-5500. The Cap, Participation Rate, and Declared Interest Rate will not change during the Interest Term. We may declare a new Cap, Participation Rate and Declared Interest Rate for each subsequent Interest Term and will notify you of the new Cap, Participation Rate and Declared Interest Rate at least two weeks in advance of the start of an Interest Term. The Cap and Participation Rate will never be lower than the minimum rates described in this Prospectus. See “Declared Rate Account Allocation Option” for the Minimum Interest Rate and “Risk Control Account Allocation Options – Setting the Crediting Strategies” for the minimum Cap and Participation Rate. The Floors and Buffer for an Allocation Option will not change during the life of your Contract unless the Allocation Option is discontinued. However, an Allocation Option with a Floor of 0% will always be available. We may not always make available Allocation Options with Buffers, however, if one is available, a Buffer of -10% or more will be available. In other words, there would be a Buffer option to limit the maximum loss to no more than 90%.

Addition or Discontinuation of an Allocation Option or Index. There is no guarantee that any Allocation option or Index will be available during the entire time you own your Contract. We may offer additional Allocation Options at our discretion, which includes offering an additional Index, Crediting Strategy, or Interest Term. We may also discontinue an Allocation Option or Index at our discretion effective as of the end of an Interest Term. In the case of certain Index changes, we may discontinue an Index and substitute a new Index for an Allocation Option before the end of an Interest Term. An Allocation Option may be discontinued before the end of an Interest Term if an Index is discontinued and we do not provide a substitute Index. Such a change will be subject to any required regulatory approval. Any change we make will be on a non-discriminatory basis.

See “Risk Control Allocation Options –Allocation Option and Index Changes” below.

DECLARED RATE ACCOUNT ALLOCATION OPTION

The Declared Rate Separate Account is an insulated separate account that we established within our General Account and under the laws of Iowa in which we hold reserves for our guarantees under the Declared Rate Account. Our other General Account assets are also available to meet those and other guarantees under the Contract and our other general obligations. The Declared Rate Separate Account is not registered under the Investment Company Act of 1940. The assets in the Declared Rate Separate Account are equal to the reserves and other liabilities of the contracts supported by the Declared Rate Separate Account and are not chargeable with liabilities arising out of any other business that we conduct. We have the right to transfer to our General Account any assets of the Declared Rate Separate Account that are in excess of such reserves and other contract liabilities. The guarantees in this Contract are subject to the Company’s financial strength and claims-paying ability.

You may allocate all or a portion of your Purchase Payment and Contract Value to the Declared Rate Account. Contract Value allocated to the Declared Rate Account becomes part of the Declared Rate Account Value.

The Crediting Strategy, which is the method by which interest is calculated, for the Declared Rate Account is the Declared Interest Rate. The Declared Rate Account Value is credited with interest at the end of each business day. The applicable interest credited, when compounded, equals the Declared Interest Rate. The Declared Interest Rate will not change for the duration of the 1-Year Interest Term. We may declare a new Declared Interest Rate for each subsequent 1-year Interest Term and will notify you of the new Declared Interest Rate two weeks in advance of the start of an Interest Term. The Declared Interest Rate will never be less than the Declared Rate Account Minimum Interest Rate. The initial Minimum Interest Rate is shown on your Contract Data Page.

The Minimum Interest Rate will be determined on the Contract Issue Date and every sixth Contract Anniversary based on the calendar quarter in which the Issue Date or Contract Anniversary falls. The Minimum Interest Rate will apply for six years and then will be recalculated for the next six-year period.

The Minimum Interest Rate will never be less than the lesser of:

a)	3%; or
b)	The interest rate determined as the greater of:
1)	The average of the three applicable monthly five-year Constant Maturity Treasury (CMT) rates reported by the Federal Reserve rounded to the nearest 0.05%, as described below, minus 1.25%; or
2)	The nonforfeiture interest rate floor required by the National Association of Insurance Commissioners (NAIC) Standard Nonforfeiture Law for Individual Deferred Annuities, 0.15%.

The three monthly five-year Constant Maturity Treasury rates used in the calculation above are as follows:

●	The prior September, October, and November monthly five-year CMT rates will be used to determine the first quarter interest rate that is effective each January 1;
●	The prior December, January, and February monthly five-year CMT rates will be used to determine the second quarter interest rate that is effective each April 1;
●	The prior March, April, and May monthly five-year CMT rates will be used to determine the third quarter interest rate that is effective each July 1; and
●	The prior June, July, and August monthly five-year CMT rates will be used to determine the fourth quarter interest rate that is effective each October 1.

RISK CONTROL ACCOUNT ALLOCATION OPTIONS

The Risk Control Separate Account is an insulated separate account that we established within our General Account and under the laws of Iowa in which we hold reserves for our guarantees under the Risk Control Accounts. Our other General Account assets are also available to meet those and other guarantees under the Contract and our other general obligations. The Risk Control Separate Account is not registered under the Investment Company Act of 1940. The assets in the Risk Control Separate Account are equal to the reserves and other liabilities of the contracts supported by the Risk Control Separate Account and are not chargeable with liabilities arising out of any other business that we conduct. We have the right to transfer to our General Account any assets of the Risk Control Separate Account that are in excess of such reserves and other contract liabilities. The guarantees in this Contract are subject to the Company’s financial strength and claims-paying ability.

You may allocate all or a portion of your Purchase Payment and Contract Value to the Risk Control Accounts we make available. The portion of the Contract Value allocated to a Risk Control Account becomes part of the Risk Control Account Value.

Each Risk Control Account is uniquely structured based on the combination of Crediting Strategy, reference Index, and Interest Term. The Crediting Strategy is the method by which interest is calculated. Currently, the following Crediting Strategies are available for the Risk Control Accounts:

●	Floor with Cap
●	Buffer with Cap
●	Buffer with Participation Rate

Additionally, we currently offer three reference indices, the S&P 500 Index, the Barclays Risk Balanced Index, and the Dimensional US Small Cap Value Systematic Index.

●	The S&P 500 Index is a stock market index based on the market capitalizations of 500 leading companies publicly traded in the U.S. stock market, as determined by Standard & Poor’s. The Index can go up or down based on the stock prices of the companies that comprise the Index. The Index does not include dividends paid on the securities comprising the Index and therefore does not reflect the full investment performance of the underlying securities.

●	The Barclays Risk Balanced Index allocates between equities and fixed income using the principles of Modern Portfolio Theory, which seeks to maximize the expected return based on a given level of market risk. Equities consist of an equally weighed portfolio of 50 U.S. stocks that have shown low volatility during the past year. To ensure sector diversification, there can be no more than 10 securities per sector. Dividends are reinvested. For fixed income, the Index provides exposure to four indices tracking the 2, 5, and 10-year US Treasury futures, equally weighted. Each month, the Index will determine the optimal weights to be allocated between equities and fixed income using Mean Variance Optimization, an approach in which the risk, expressed as the variance, is compared against the expected return to choose the investment portfolio that results in the maximum expected return for a given level of risk. This process selects the combination that has the highest estimated return potential with 10% risk, assuming that the risk-adjusted returns offered by equities and fixed income will be comparable to each other in the near future. In addition to this monthly process, the Index may rebalance daily to adjust for a 10% volatility (risk) target. Should the selected optimal weights exceed the 10% target, the index will reduce its exposure to equities and fixed income. Conversely, should optimal weights result in a lower volatility than 10%, the index may increase its exposure to equities and fixed income. The Index deducts a fee of 0.5% for the equity exposure, 0.2% per year for the treasury exposure, and a cost equal to SOFR plus 0.1145% for the equity component which may be increased or decreased in aggregate by the volatility control mechanism. These deductions will reduce Index performance, and the Index will underperform similar portfolios from which these fees and costs are not deducted.

●	The Dimensional US Small Cap Value Systematic Index is designed to capture the returns associated with the small cap value premium in the US by investing in stocks within the smallest 8% of the US market down to $100 million in market capitalization with relative prices in the lowest 40% when ranked by price to book. Within this universe, the index is designed to target higher-expected-return securities by excluding stocks with lower profitability or high asset growth. The Index uses information in market prices to systematically pursue higher expected returns in a broadly diversified manner. The Index does not include dividends paid on the securities comprising the Index and therefore does not reflect the full investment performance of the underlying securities.

The Barclays Risk Balanced Index is not available with the Buffer with Cap Crediting Strategy.

We offer two Interest Terms, 1 year or 6 years. Risk Control Account Value is credited with interest based on the investment performance of external Indices, subject to the applicable Crediting Strategy.

The Floor and Buffer are used in determining the level of protection provided by the Risk Control Account. Each Risk Control Account will have either a Floor or a Buffer. The Floor represents the maximum amount of negative interest that may be credited to the Risk Control Account. The Buffer represents the maximum amount of negative interest assumed by the Company, and any additional negative interest will be credited to the Risk Control Account.

We currently offer eleven Floor options which provide different levels of protection, 0%, -1%, -2%, -3%, -4%, -5%, -6%, -7%, -8%, -9%, and -10%. If a Floor of 0% is elected, negative investment performance of the applicable Index will not reduce your Risk Control Account Value. If any other Floor is chosen, negative investment performance of the applicable Index will reduce your Risk Control Account Value by up to the amount of the Floor you elected for any Interest Term. Negative investment performance will not reduce your Risk Control Account Value by more than the Floor even if the Index performance for that Interest Term is lower than the Floor. For example, if the Index performance is -15% and you elected a Floor of -10%, the Company will credit -10% to the Risk Control Account Value.

We currently offer Allocation Options that have a -10% Buffer (for 1-year and 6-year Interest Terms) and a -20% Buffer (for 6-year Interest Terms). Generally, if you elect an Allocation Option with a -20% Buffer, which has relatively more downside protection than the -10% Buffer, you will have relatively less upside potential based on your Participation Rate. Once elected, the Buffer cannot be changed until the end of the Interest Term. For example, if the -10% Buffer option is elected, negative investment performance of the applicable Index will not reduce your Risk Control Account Value if the negative investment performance is between zero and -10% for the Interest Term. If the investment performance is lower than -10% for the Interest Term, your Risk Control Account Value will be reduced by the amount of negative investment performance in excess of -10%. This means your Risk Control Account Value can be reduced by as much as 90% with the -10% Buffer (and as much as 80% with the -20% Buffer) due to negative investment performance of the applicable Index over the Interest Term.

Negative investment performance is limited by the Floor and Buffer for a given Interest Term, but you could lose more due to losses in subsequent Interest Terms. If you make withdrawals, make Flex Transfers, or surrender your Contract, the Floor and Buffer do not limit losses from the Surrender Charge, Interest Adjustment, Equity Adjustment, federal income taxes, or proportionate calculations for withdrawals and Flex Transfers, which could significantly reduce the values under the Contract and the amount you receive from any payments.

The Cap and Participation Rate limit the amount of positive interest credited to the Risk Control Account. Each Risk Control Account will have either a Cap or a Participation Rate. The Cap represents the maximum amount of interest that the Company will credit to the Risk Control Account. The Participation Rate is a percentage multiplied by the Index Return if the Index Return is positive. If the Participation Rate is lower than 100%, it will limit the amount of interest credited by the Company.

The Cap and Participation Rate will not change for the duration of the Interest Term. We may declare a new Cap and Participation Rate for each subsequent Interest Term and will notify you of the new Cap or Participation Rate two weeks in advance of the start of an Interest Term.

We hold reserves in the Risk Control Separate Account for amounts allocated to the Risk Control Accounts in support of the guarantees associated with the Floor, Buffer, Cap, and Participation Rate. Your Risk Control Account Value reflects, in part, the performance of the reference Index, subject to the Equity Adjustment and applicable Crediting Strategy. When funds are withdrawn from a Risk Control Account prior to the end of the Interest Term for a surrender, partial withdrawal, Flex Transfer, annuitization or payment of the Death Benefit, we apply the Equity Adjustment on the date of withdrawal to determine the Risk Account Control Value as described below.

The performance of the S&P 500 Index and Dimensional US Small Cap Value Systematic Index do not include dividends paid on the securities comprising such Index, and therefore, the performance of each Index does not reflect the full performance of those underlying securities.

The performance of the Barclays Risk Balanced Index reflects dividends reinvested. The Index deducts a fee of 0.5% for the equity exposure, 0.2% per year for the treasury exposure, and a cost equal to SOFR plus 0.1145% for the equity component which may be increased or decreased in aggregate by the volatility control mechanism. These deductions will reduce Index performance, and the Index will underperform similar portfolios from which these fees and costs are not deducted.

The Index Return is the percentage change in the Index from the beginning of the Interest Term to the end of the Interest Term. Because interest is calculated on a single point in time you may experience negative or flat performance even though the Index experienced gains through some, or most, of the Interest Term.

Setting the Crediting Strategies

We consider various factors in determining the Crediting Strategies and associated rates, including investment returns, the costs of our risk management techniques, sales commissions, administrative expenses, regulatory and tax requirements, general economic trends, and competitive factors. We determine the rates for the Cap, Participation Rate, Floor, and Buffer at our sole discretion.

We set the Cap and Participation Rate at the start of each Interest Term and guarantee them for the duration of the Interest Term. We will forward advance written notice to Owners of any change in the Cap and Participation Rate for the subsequent Interest Term at least two weeks prior to start of the Interest Term. This notice will describe the Owner’s right to transfer Contract Value between available Allocation Options. The Cap will always be positive and will be subject to a guaranteed minimum of 1%. The Participation Rate will always be positive and will be subject to a guaranteed minimum of 10%.

Allocation Option and Index Changes

At our discretion, we may:

●	offer additional Allocation Options, such as an additional Index, Crediting Strategy, or Interest Term;
●	discontinue an Allocation Option or Index effective as of the end of an Interest Term;
●	in the case of an Index change described below, substitute a new Index for an Allocation Option before the end of an Interest Term; or
●	in the case of an Index change described below, discontinue an Allocation Option before the end of an Interest Term if we do not provide a substitute Index.

We reserve the right to add or substitute any Index. Generally, the Index associated with a given Risk Control Account will remain unchanged for the duration of the Interest Term. However, if the publication of an Index is discontinued or the calculation of that Index is materially changed, we may substitute a suitable Index that will be used for the remainder of the Interest Term. Examples of such material changes to the Index include, without limitation: a contractual dispute between us and the Index provider, changes that make it impractical or too expensive to purchase derivatives to hedge the Index, or changes that result in significantly different Index Values or performance. The performance of the new Index may differ from the original Index, which may affect the interest credited to the Risk Control Account and the interest you earn under the Contract. However, a change in the Index will not change the Cap, Participation Rate, Floor, or Buffer for your Contract at the time of the change.

If we remove an Index, we will attempt to add a suitable alternative index that is substantially similar to the Index being replaced on the same day that we remove the Index. To determine the Index Return, we will add (1) the percentage change in the Index from the beginning of the Interest Term to the date on which the Index became unavailable and (2) the percentage change for the substitute Index from the date of substitution until the end of the Interest Term.

If we are unable to substitute a new Index at the same time an Index ceases to be available, there may be a brief interval between the date on which we remove the Index and add a substitute Index. In this situation, your Contract Value will continue to be allocated to the Risk Control Accounts. However, during the interim period, your Contract Value (including any Equity Adjustment) will be based on the percentage change in the Index from the beginning of the Interest Term to the date on which the Index became unavailable under the Contract, which means market changes during the delay will not be used to determine your Risk Control Account Value.

In the unlikely event that an Index is discontinued, we do not provide a substitute Index, and the Allocation Option is discontinued during an Interest Term as a result, we will credit interest from the beginning of the Interest Term until the date the Allocation Option is discontinued using the percentage change in the Index from the beginning of the Interest Term to the date on which the Index became unavailable. The resulting Risk Control Account Value will be transferred to the Declared Rate Account for the remainder of the Interest Term, where it will earn the Declared Interest Rate starting on the date of transfer until the next Contract Anniversary. The amount of interest you earn in the Declared Rate Account may be less than the amount you would have earned in the Risk Control Account at the end of the Interest Term. If there is a delay between the date we remove the Index and the date we transfer value to the Declared Rate Account, your Risk Control Account Value prior to the transfer will be based on the value of the Index on the date the Index ceased to be available, which means market changes during the delay will not be used to calculate the Index Return.

Such a change will be subject to any required regulatory approval, such as any required approval of the Index by the insurance department in your state. We will notify you of an Allocation Option or Index change and its effective date by sending you written notice at your last known address.

An Index or Allocation Option Change may negatively affect interest credited and your resulting Contract Value, as well as how you want to allocate Contract Value between available Allocation Options.

CONTRACT VALUE

On the Contract Issue Date, your Contract Value equals the Purchase Payment. After the Contract Issue Date, during the Accumulation Period, your Contract Value is equal to the sum of the account value in all Allocation Options, including the Declared Rate Account Value and the Risk Control Account Value(s). The calculation of account value varies by Allocation Option as described below.

Declared Rate Account Value

The Declared Rate Account Value on any Business Day is equal to:

a.)	The amount applied to the Declared Rate Account at the start of the current Interest Term; less
b.)	Any withdrawals (including any Surrender Charge and Interest Adjustment); plus
c.)	Any Flex Transfers; plus
d.)	The interest earned.

The Equity Adjustment does not apply to Contract Value in the Declared Rate Account.

Risk Control Account Value

Your Contract Value allocated to the Risk Control Accounts for any Valuation Period is equal to the sum of your Risk Control Account Value in each Risk Control Account. The Risk Control Account Value varies based on the Business Day it is calculated:

●	On the first Business Day of an Interest Term, the Risk Control Account Value is equal to the Crediting Base.
●	On the last Business Day of an Interest Term the Risk Control Account Value is equal to the Crediting Base multiplied by the sum of one plus the Adjusted Index Return.
●	On every other Business Day, the Risk Control Account Value is equal to the Crediting Base plus the Equity Adjustment.

Determining the Crediting Base

The Crediting Base is equal to the amount allocated to a Risk Control Account at the start of the Interest Term, reduced proportionally for any withdrawals or Flex Transfers. Withdrawals include partial withdrawals, a full surrender, Death Benefit payments, or amounts withdrawn to be applied to an Income Payout Option.

A withdrawal or Flex Transfer will proportionally reduce the Crediting Base by the ratio of the withdrawal or Flex Transfer to the Risk Control Account Value immediately prior to the withdrawal or Flex Transfer. Withdrawals include any applicable Surrender Charge and Interest Adjustment. A proportional reduction to the Crediting Base could be larger than the amount of the withdrawal or Flex Transfer.

●	If the Risk Control Account Value immediately prior to the withdrawal or Flex Transfer is greater than the Crediting Base, the reduction to the Crediting Base will be less than the amount of the withdrawal or Flex Transfer.

●	If the Risk Control Account Value immediately prior to the withdrawal of Flex Transfer is less than the Crediting Base, the reduction to the Crediting Base will be greater than the amount of the withdrawal or Flex Transfer.

The following formulas are used for this calculation:

●	Withdrawal or Flex Transfer as a percentage of Risk Control Account Value = withdrawal or Flex Transfer / (Risk Control Account Value immediately prior to withdrawal or Flex Transfer), where “withdrawal” includes any applicable Surrender Charge and Interest Adjustment

●	Reduction in Crediting Base = (Crediting Base before withdrawal or Flex Transfer) x (withdrawal or Flex Transfer as a percentage of Risk Control Account Value)

●	Crediting Base After Withdrawal or Flex Transfer = (Crediting Base before withdrawal or Flex Transfer) – (reduction in Crediting Base)

The Crediting Base is not used for the Declared Rate Account.

Examples of Crediting Base After a Withdrawal or Flex Transfer

Note, the “withdrawal,” as used in the examples below, includes any applicable Surrender Charge and Interest Adjustment. The Equity Adjustment is reflected in the Risk Control Account Value.

Example 1. Risk Control Account Value immediately prior to the withdrawal or Flex Transfer is greater than the Crediting Base.

Assume the following:

●	Crediting Base before withdrawal or Flex Transfer = $100,000
●	Withdrawal or Flex Transfer = $20,000
●	Risk Control Account Value at time of withdrawal or Flex Transfer = $115,000
○	Equity Adjustment = $115,000 - $100,000 (the Crediting Base) = $15,000

Step 1: Calculate the withdrawal or Flex Transfer as a percentage of Risk Control Account Value

●	Withdrawal or Flex Transfer as a percentage of Risk Control Account Value = withdrawal or Flex Transfer / (Risk Control Account Value immediately prior to withdrawal or Flex Transfer)
●	Withdrawal or Flex Transfer as a percentage of Risk Control Account Value = $20,000 / $115,000 = 0.173913

Step 2: Calculate the reduction in the Crediting Base

●	Reduction in Crediting Base = (Crediting Base before withdrawal or Flex Transfer) x (withdrawal or Flex Transfer as a percentage of Risk Control Account Value)
●	Reduction in Crediting Base = $100,000 x 0.173913 = $17,391.30

Step 3: Calculate the Crediting Base after withdrawal or Flex Transfer

●	Crediting Base after withdrawal or Flex Transfer = (Crediting Base before withdrawal or Flex Transfer) – (reduction in Crediting Base)
●	Crediting Base after withdrawal or Flex Transfer = $100,000 - $17,391.30 = $82,608.70

In this example, because the Risk Control Account Value immediately prior to the withdrawal or Flex Transfer is greater than the Crediting Base, the reduction to the Crediting Base ($17,391.30) is less than the amount of the withdrawal or Flex Transfer ($20,000).

Example 2. Risk Control Account Value immediately prior to the withdrawal or Flex Transfer is less than the Crediting Base.

Assume the following:

●	Crediting Base before withdrawal or Flex Transfer = $100,000
●	Withdrawal or Flex Transfer = $20,000
●	Risk Control Account Value at time of withdrawal or Flex Transfer = $80,000
○	Equity Adjustment = $80,000 - $100,000 (the Crediting Base) = -$20,000

Step 1: Calculate the withdrawal or Flex Transfer as a percentage of Risk Control Account Value

●	Withdrawal or Flex Transfer as a percentage of Risk Control Account Value = withdrawal or Flex Transfer / (Risk Control Account Value immediately prior to withdrawal or Flex Transfer)
●	Withdrawal or Flex Transfer as a percentage of Risk Control Account Value = $20,000 / $80,000 = 0.25

Step 2: Calculate the reduction in the Crediting Base

●	Reduction in Crediting Base = (Crediting Base before withdrawal or Flex Transfer) x (withdrawal or Flex Transfer as a percentage of Risk Control Account Value)
●	Reduction in Crediting Base = $100,000 x 0.25 = $25,000

Step 3: Calculate the Crediting Base after withdrawal or Flex Transfer

●	Crediting Base after withdrawal or Flex Transfer = (Crediting Base before withdrawal or Flex Transfer) – (reduction in Crediting Base)
●	Crediting Base after withdrawal or Flex Transfer = $100,000 - $25,000 = $75,000

In this example, because the Risk Control Account Value immediately prior to the withdrawal or Flex Transfer is less than the Crediting Base, the reduction to the Crediting Base ($25,000) is greater than the amount of the withdrawal or Flex Transfer ($20,000). This illustrates that the Crediting Base calculation may result in a reduction in the Crediting Base that is significantly larger than the withdrawal or Flex Transfer amount.

Index Return and Adjusted Index Return

On the last Business Day of an Interest Term the Risk Control Account Value equals the Crediting Base multiplied by the sum of one plus the Adjusted Index Return.

Index Return. The Index Return and Adjusted Index Return are calculated to determine the interest credited to a Risk Control Account. The Index Return and Adjusted Index Return are calculated separately for each Risk Control Account.

The Index Return is the percentage change in the index from the beginning of the Interest Term to the end of the Interest Term. The Index Return is calculated using the following formula:

Index Return = A / B – 1 where,

A = Index Value on the last day of the Interest Term

B = Index Value on the first day of the Interest Term

If the first or last day of the Interest Term does not fall on a Business Day, the Index Value for the next Business Day will be used.

Adjusted Index Return. The Adjusted Index Return is the Index Return for the current Interest Term adjusted for the Crediting Strategy. The calculation of the Adjusted Index Return varies based on the Crediting Strategy:

The Adjusted Index Return for the Floor and Cap Crediting Strategy is calculated as follows:

●	If the Index Return is positive or zero, the Adjusted Index Return equals the lesser of the Index Return or the Cap.
●	If the Index Return is negative, the Adjusted Index Return equals the greater of the Index Return or the Floor.

Examples: Assume the Floor is -10.00% and the Cap is 10.00%.

●	If the Index Return is 6.00%, because the Index Return is positive, the Adjusted Index Return equals the lesser of the Index Return or the Cap:
○	Lesser of 6.00% or 10.00% = 6.00%.
●	If the Index Return is 16.00%, because the Index Return is positive, the Adjusted Index Return equals the lesser of the Index Return or the Cap:
○	Lesser of 16.00% or 10.00% = 10.00%.
●	If the Index Return is -6.00%, because the Index Return is negative, the Adjusted Index Return is the greater of the Index Return or the Floor:
○	Greater of -6.00% or -10.00% = -6.00%.
●	If the Index Return is -16.00%, because the Index Return is negative, the Adjusted Index Return is the greater of the Index Return or the Floor:
○	Greater of -16.00% or -10.00% = -10.00%.

The Adjusted Index Return for the Buffer and Participation Rate Crediting Strategy is calculated as follows:

●	If the Index Return is positive, the Adjusted Index Return equals the Index Return multiplied by the Participation Rate.
●	If the Index Return is between zero and the Buffer, the Adjusted Index Return equals zero.

●	If the Index Return is lower than the Buffer, the Adjusted Index Return equals the Index Return minus the Buffer.

Examples: Assume the Buffer is -10.00% and the Participation Rate is 125%.

●	If the Index Return is 6.00%, because the Index Return is positive, the Adjusted Index Return equals the Index Return multiplied by the Participation Rate:
○	6.00% x 125% = 7.50%.
●	If the Index Return is -6.00%, because the Index Return is negative and between 0.00% and -10.00%, the Adjusted Index Return is zero:
○	0.00%.
●	If the Index Return is -16.00%. Because the Index Return is negative and less than the Buffer, the Adjusted Index Return equals the Index Return minus the Buffer:
○	-16.00% - (-10.00%) = -6.00%.

The Adjusted Index Return for the Buffer and Cap Crediting Strategy is calculated as follows:

●	If the Index Return is positive or zero, the Adjusted Index Return equals the lesser of the Index Return or the Cap.
●	If the Index Return is between zero and the Buffer, the Adjusted Index Return equals zero.
●	If the Index Return is lower than the Buffer, the Adjusted Index Return equals the Index Return minus the Buffer.

Examples: Assume the Buffer is -10.00% and the Cap is 10%.

●	If the Index Return is 6.00%, because the Index Return is positive, the Adjusted Index Return equals the lesser of the Index Return or the Cap:
○	Lesser of 6.00% or 10.00% = 6.00%.
●	If the Index Return is 16.00%, because the Index Return is positive, the Adjusted Index Return equals the lesser of the Index Return or the Cap:
○	Lesser of 16.00% or 10.00% = 10.00%.
●	If the Index Return is -6.00%, because the Index Return is negative and between 0.00% and -10.00%, the Adjusted Index Return is zero:
○	0.00%.
●	If the Index Return is -16.00%. Because the Index Return is negative and less than the Buffer, the Adjusted Index Return equals the Index Return minus the Buffer:
○	-16.00% - (-10.00%) = -6.00%.

Examples of the Risk Control Account Value Calculation on the Last Business Day of an Interest Term

The following examples illustrate how investment performance of the reference Index is applied in crediting interest to the Risk Control Accounts. No withdrawals or Flex Transfers are assumed to occur under these examples and all values are determined on the last Business Day of an Interest Term. The examples illustrate hypothetical circumstances solely for the purpose of demonstrating Risk Control Account calculations and are not intended as estimates of future performance of the Index.

Example 1: This example illustrates how interest would be credited based on the return of the Index using a Cap and Floor Crediting Strategy. In this example, the Index Return is positive and greater than the Cap.

Assume the following information:

As of the first day of the Interest Term

●	Risk Control Account Value is equal to the Crediting Base on the first Business Day of the Interest Term: $100,000
●	Index Value: 1000
●	Floor: -10.00%
●	Cap: 15.00%

As of the last day of the Interest Term:

●	Crediting Base: $100,000
●	Closing Index Value: 1300

Step 1: Calculate the Index Return

Index Return equals the Index Value on the last day of the Interest Term divided by the Index Value on the first day of the Interest Term minus one. The Index Value on the last day of the Interest Term is 1300 and the Index Value on the first day of the Interest Term is 1000. Therefore, the Index Return is 1300 divided by 1000 minus 1 which equals 30% (1300 / 1000 – 1).

Step 2: Calculate the Adjusted Index Return

The Crediting Strategy is a Floor and Cap. Therefore, because the Index Return of 30% is positive, the Adjusted Index Return equals the lesser of the Index Return or the Cap. The lesser of the Index Return of 30% and the Cap of 15% is 15%.

Step 3: Calculate the Risk Control Account Value

The Risk Control Account Value equals the Crediting Base multiplied by the sum of one plus the Adjusted Index Return. Therefore, $100,000 multiplied by the sum of one plus 15% is $115,000 ($100,000 x (1 + 15%)). The Risk Control Account Value increased by $15,000 ($115,000 - $100,000).

Example 2: This example illustrates how interest would be credited based on the return of the Index using a Cap and Floor Crediting Strategy. In this example, the Index Return is negative.

Assume the following information:

As of the first day of the Interest Term

●	Risk Control Account Value is equal to the Crediting Base on the first Business Day of the Interest Term: $100,000
●	Index Value: 1000
●	Floor: -10.00%
●	Cap: 15.00%

As of the last day of the Interest Term:

●	Crediting Base: $100,000
●	Closing Index Value: 700

Step 1: Calculate the Index Return

Index Return equals the Index Value on the last day of the Interest Term divided by the Index Value on the first day of the Interest Term minus one. The Index Value on the last day of the Interest Term is 700 and the Index Value on the first day of the Interest Term is 1000. Therefore, the Index Return is 700 divided by 1000 minus 1 which equals -30% (700 / 1000 – 1).

Step 2: Calculate the Adjusted Index Return

The Crediting Strategy is a Floor and Cap. Therefore, because the Index Return of -30% is negative, the Adjusted Index Return equals the greater of the Index Return or the Floor. The greater of the Index Return of -30% and the Floor of -10% is -10%.

Step 3: Calculate the Risk Control Account Value

The Risk Control Account Value equals the Crediting Base multiplied by the sum of one plus the Adjusted Index Return. Therefore, $100,000 multiplied by the sum of one plus -10% is $90,000 ($100,000 x (1 + (-10%))). The Risk Control Account Value decreased by $10,000 ($90,000 - $100,000).

Example 3: This example illustrates how interest would be credited based on the return of the Index using a Participation Rate and Buffer Crediting Strategy. In this example, the Index Return is positive.

Assume the following information:

As of the first day of the Interest Term

●	Risk Control Account Value is equal to the Crediting Base on the first Business Day of the Interest Term: $100,000
●	Index Value: 1000
●	Buffer: -10.00%
●	Participation Rate: 115.00%

As of the last day of the Interest Term:

●	Crediting Base: $100,000
●	Closing Index Value: 1300

Step 1: Calculate the Index Return

Index Return equals the Index Value on the last day of the Interest Term divided by the Index Value on the first day of the Interest Term minus one. The Index Value on the last day of the Interest Term is 1300 and the Index Value on the first day of the Interest Term is 1000. Therefore, the Index Return is 1300 divided by 1000 minus 1 which equals 30% (1300 / 1000 – 1).

Step 2: Calculate the Adjusted Index Return

The Crediting Strategy is a Buffer and Participation Rate. Therefore, because the Index Return of 30% is positive, the Adjusted Index Return equals the Index Return multiplied by the Participation Rate. The Index Return of 30% multiplied by the Participation Rate of 115% equals 34.5% (30% x 115%).

Step 3: Calculate the Risk Control Account Value

The Risk Control Account Value equals the Crediting Base multiplied by the sum of one plus the Adjusted Index Return. Therefore, $100,000 multiplied by the sum of one plus 34.5% is $134,500 ($100,000 x (1 + 34.5%)). The Risk Control Account Value increased by $34,500 ($134,500 - $100,000).

Example 4: This example illustrates how interest would be credited based on the return of the Index using a Participation Rate and Buffer Crediting Strategy. In this example, the Index Return is between zero and the Buffer.

Assume the following information:

As of the first day of the Interest Term

●	Risk Control Account Value is equal to the Crediting Base on the first Business Day of the Interest Term: $100,000
●	Index Value: 1000
●	Buffer: -10.00%
●	Participation Rate: 115.00%

As of the last day of the Interest Term:

●	Crediting Base: $100,000
●	Closing Index Value: 950

Step 1: Calculate the Index Return

Index Return equals the Index Value on the last day of the Interest Term divided by the Index Value on the first day of the Interest Term minus one. The Index Value on the last day of the Interest Term is 950 and the Index Value on the first day of the Interest Term is 1000. Therefore, the Index Return is 950 divided by 1000 minus 1 which equals -5% (950 / 1000 – 1).

Step 2: Calculate the Adjusted Index Return

The Crediting Strategy is a Buffer and Participation Rate. Therefore, because the Index Return of -5% is between zero and the Buffer, the Adjusted Index Return equals zero (0%).

Step 3: Calculate the Risk Control Account Value

The Risk Control Account Value equals the Crediting Base multiplied by the sum of one plus the Adjusted Index Return. Therefore, $100,000 multiplied by the sum of one plus 0% is $100,000 ($100,000 x (1 + 0%)). The Risk Control Account Value did not change ($100,000 - $100,000).

Example 5: This example illustrates how interest would be credited based on the return of the Index using a Participation Rate and Buffer Crediting Strategy. In this example, the Index Return is lower than the Buffer.

Assume the following information:

As of the first day of the Interest Term

●	Risk Control Account Value is equal to the Crediting Base on the first Business Day of the Interest Term: $100,000
●	Index Value: 1000
●	Buffer: -10.00%
●	Participation Rate: 115.00%

As of the last day of the Interest Term:

●	Closing Index Value: 700

Step 1: Calculate the Index Return

Index Return equals the Index Value on the last day of the Interest Term divided by the Index Value on the first day of the Interest Term minus one. The Index Value on the last day of the Interest Term is 700 and the Index Value on the first day of the Interest Term is 1000. Therefore, the Index Return is 700 divided by 1000 minus 1 which equals -30% (700 / 1000 – 1).

Step 2: Calculate the Adjusted Index Return

The Crediting Strategy is a Buffer and Participation Rate. Therefore, because the Index Return of -30% is less than the Buffer, the Adjusted Index Return equals the Index Return minus the Buffer. The Index Return of -30% minus the Buffer of -10% is -20% (-30% - (-10%)).

Step 3: Calculate the Risk Control Account Value

The Risk Control Account Value equals the Crediting Base multiplied by the sum of one plus the Adjusted Index Return. Therefore, $100,000 multiplied by the sum of one plus -20% is $80,000 ($100,000 x (1 + (-20%))). The Risk Control Account Value decreased by $20,000 ($80,000 - $100,000).

Equity Adjustment

On every Business Day other than the first or last Business Day of an Interest Term, the Risk Control Account Value equals the Crediting Base plus the Equity Adjustment.

The Equity Adjustment is used to calculate the Risk Control Account Value during an Interest Term. If you take a withdrawal, make a Flex Transfer, surrender your Contract, die, or begin Income Payout Options by taking amounts from a Risk Control Account before the expiration of an Interest Term, we will apply the Equity Adjustment, which may be positive or negative.

The Equity Adjustment protects the Company from market losses relating to changes in the value of the investments that support the Risk Control Accounts when withdrawals or Flex Transfers are made during the Interest Term. You bear the risk that the Equity Adjustment may decrease your Risk Control Account Value if you withdraw or transfer amounts from a Risk Control Account during the Interest Term.

The Equity Adjustment may be negative even when the Index Return is positive. This is primarily due to market inputs for volatility, interest rates, and dividends as well as the amortized option cost, and trading costs. A negative Equity Adjustment will reduce the values under the Contract, and it is possible in extreme circumstances to lose up to 100% of your principal and previously credited interest if you take a withdrawal, make a Flex Transfer, or surrender your Contract. Additionally, only the Crediting Base remaining after a withdrawal or Flex Transfer will be credited interest, positive or negative, at the end of the Interest Term.

The Equity Adjustment is calculated separately for each Risk Control Account and varies based on the Crediting Strategy. The Equity Adjustment is calculated as of the end of each day, except the first and last Business Day of an Interest Term.

The Equity Adjustment reflects the value of hypothetical derivative instruments that hedge market risks associated with the Risk Control Accounts. The value is represented by the difference between the value of the hypothetical derivative instruments on a given date before the end of the Interest Term and the value of the hypothetical derivative instruments at the start of the Interest Term, adjusted for the time elapsed in the Interest Term. The Equity Adjustment calculation uses the Black Scholes or Black’s model to value the hypothetical derivatives.

The hypothetical derivatives include calls and puts. The current value of the hypothetical call options reflects the potential for increases in the reference Index during the Interest Term. The current value of the hypothetical put options reflects the potential for decreases in the reference Index during the Interest Term. Specifically,

●	For Risk Control Accounts with a Cap, the current value of the hypothetical long call and short call reflects the potential for increases in the reference Index during the Interest Term up to the Cap.
●	For Risk Control Accounts with a Participation Rate, the current value of the hypothetical long call multiplied by the Participation Rate reflects the potential for increases in the reference Index during the Interest Term.
●	For Risk Control Accounts with a Floor, the current value of the hypothetical short put and long put reflects the potential for decrease in the reference Index during the Interest Term up to the Floor.
●	For Risk Control Accounts with a Buffer, the current value of the hypothetical short put reflects the potential for decreases in the reference Index during the Interest Term in excess of the Buffer.

The Equity Adjustment for a Risk Control Account is calculated as A x (B - C - D), where:

A = Crediting Base

B = Hypothetical option value

C = Amortized option cost

D = Trading costs

●	Hypothetical option value is the hypothetical option value as of the current Business Day.
●	Amortized option cost is the hypothetical option value as of the start of the Interest Term, adjusted for the time elapsed in the Interest Term. To adjust for the time elapsed in the Interest Term, the hypothetical option value as of the start of the Interest Term is multiplied by the number of days remaining in the Interest Term divided by the total number of days in the Interest Term.
●	Trading costs represent the additional cost of selling the hypothetical options. The trading cost may vary by Risk Control Account and time remaining and is expressed as a percentage of the Crediting Base.

For examples of how we calculate the Equity Adjustment, see “Appendix A” to this Prospectus.

Hypothetical Option Value

The hypothetical option value for the Floor and Cap Crediting Strategy is calculated as long call – short call – short put + long put.

The hypothetical option value for the Buffer and Participation Rate Crediting Strategy is calculated as (Participation Rate x long call) – short put.

The following inputs are used to calculate the hypothetical call and put option values under a Black-Scholes pricing model. The implied volatility, divided rate, and risk-free rate are obtained from independent third parties.

Strike Price of the Option. The strike price varies for each derivative instrument. The strike price for each derivative instrument is described below.

●	Long call:
○	Index Value as of the start of the Interest Term
●	Short put:
○	Floor Crediting Strategy: Index Value as of the start of the Interest Term
○	Buffer Crediting Strategy: (Index Value at start of the Interest Term) x (1 + Buffer)
●	Long put (Floor Crediting Strategy only):
○	(Index Value at start of the Interest Term) x (1 + Floor)
●	Short call (Cap Crediting Strategy only)
○	(Index Value as of the start of the Interest Term) x (1 + Cap)

The value of the call or put option is measured as a percentage of the Crediting Base.

Time Remaining. Represents the portion of the Interest Term remaining. It is measured as the number of whole and partial years remaining in the Interest Term.

Strike Ratio. The Strike Price of the Option divided by the closing value for the associated index as of the current Business Day.

Implied Volatility. The implied volatility is approximated using observed option prices. Linear interpolation is used between implied volatilities for similar options with the closest available time remaining and Strike Ratio.

Dividend Rate of the Index for the Remaining Term of the Option. The dividend rate for the time remaining using linearly interpolated rates or implied from market data.

Risk-Free Interest Rate for the Remaining Term of the Option. The risk-free rate is a benchmark rate used for the U.S. financial services industry in valuing financial instruments, with a maturity equal to the time remaining in the Interest Term. If there is no corresponding length, linear interpolation is used using rates with the closest remaining term.

The Equity Adjustment is not applied to Contract Value in the Declared Rate Account.

Interest Adjustment

A withdrawal, including a partial withdrawal, a full surrender of the Contract, the Death Benefit, or the Contract Value applied to an Income Payout Option, may be adjusted (increased or decreased) for the Interest Adjustment. The Interest Adjustment applies to every Allocation Option, including the Declared Rate Account, and will always apply for the six-year rolling period beginning on the Contract Issue Date even if the Allocation Options elected have an Interest Term of less than six years. The Interest Adjustment does not apply to transfers (including Flex Transfers), to amounts withdrawn on every sixth Contract Anniversary, or to the Annual Free Withdrawal Amount.

The Equity Adjustment protects the Company from market losses relating to changes in the value of the investments that support the Risk Control Accounts when withdrawals are made during the Interest Term. You bear the risk that the Interest Adjustment may decrease the amount of a withdrawal made during the six-year period.

The Interest Adjustment reflects the change in value of the investments that support the guarantees under this Contract upon withdrawal during the six-year rolling period beginning on the Contract Issue Date. Rates used in determining the Interest Adjustment are reset every sixth Contract Anniversary.

On any given Business Day, the Interest Adjustment is calculated by multiplying the amount withdrawn by the sum of the Interest Adjustment factor (IAF) minus one (i.e., IAF – 1), where IAF is equal to the following formula:

IAF = ((1 + I + K)/(1 + J + L))^N, where

I = The Constant Maturity Treasury rate as of the start of the rolling six-year period beginning on the Contract Issue Date for a maturity of six years.

J = The Constant Maturity Treasury rate as of the date of withdrawal for a maturity consistent with the remaining number of years (whole and partial) in the six-year rolling period beginning on the Contract Issue Date, resetting every sixth Contract Anniversary.

K = The ICE BofA 1-10 Year US Corporate Constrained Index as of the start of the six-year rolling period beginning on the Contract Issue Date, resetting every sixth Contract Anniversary.

L = The ICE BofA 1-10 Year US Corporate Constrained Index as of the date of withdrawal.

N = The number of years (whole and partial) from the date of withdrawal until the end of the six-year rolling period beginning on the Contract Issue Date, resetting every sixth Contract Anniversary.

We determine “I” based on the 6-year Constant Maturity Treasury rate at the start of the six-year rolling period beginning on the Contract Issue Date, resetting every sixth Contract Anniversary. We determine “J” when you take a withdrawal. For example, if you surrender the Contract two years after the start of the six-year rolling period, “J” would correspond to the Constant Maturity Treasury rate consistent with the time remaining in the six-year period of four years (4 = 6 - 2). For “I” and “J” where there is no Constant Maturity Treasury rate declared, we will use linear interpolation of the Constant Maturity Rates Index with maturities closest to “I” and “J” to determine “I” and “J”.

The value of “K” and “L” on any Business Day will be equal to the closing value of the I ICE BofA 1-10 Year US Corporate Constrained Index on the previous Business Day.

The Interest Adjustment applies for the entire six years but does not apply on every sixth Contract Anniversary. Additionally, the Interest Adjustment applies during every six-year rolling period, even after the first six Contract Years. This means it applies for the initial six-year period beginning on the Contract Issue Date, is zero on the sixth Contract Anniversary, and restarts for any subsequent six-year rolling period.

If the publication of any component of the Interest Adjustment indices is discontinued or if the calculation of the Interest Adjustment indices is changed substantially, we may substitute a new index for the discontinued or substantially changed index, subject to approval by the insurance department in your state. Before we substitute an Interest Adjustment index, we will notify you in writing of the substitution.

For examples of how we calculate Interest Adjustments, see “Appendix B” to this Prospectus.

IMPORTANT: The Interest Adjustment will either increase or decrease the amount you receive from a withdrawal, surrender, Death Benefit payment, or income payment. You may lose a significant portion of your principal and previously credited interest due to the Interest Adjustment regardless of the Allocation Options to which you allocated Contract Value. You directly bear the investment risk associated with an Interest Adjustment. You should carefully consider your income needs before purchasing the Contract.

Purpose of the Interest Adjustment. The Company purchases assets that support the guarantees under this Contract. When a withdrawal is made from the Contract, the Company may liquidate assets to fund the withdrawal. These assets may be sold at a premium or a discount depending on current market conditions. The Interest Adjustment approximates this change in value of the investments. Therefore, it can be positive if the assets are sold at a premium or negative if the assets are sold at a discount.

The Interest Adjustment reflects, in part, the difference in yield of the Constant Maturity Treasury rate for a six-year period beginning on the Contract Issue Date or every sixth Contract Anniversary and the yield of the Constant Maturity Treasury rate for a period starting on the date of withdrawal to the end of the six-year period. The Constant Maturity Treasury rate is a rate representing the average yield of various Treasury securities. The calculation also reflects in part the difference between the effective yield of the ICE BofA 1-10 Year US Corporate Constrained Index, Asset Swap Spread (the “ICE BofA Index”), a rate representative of investment grade corporate debt credit spreads in the U.S., at the start of the rolling six-year period and the effective yield of the ICE BofA Index at the time of withdrawal. The greater the difference in those yields, respectively, the greater the effect the Interest Adjustment will have.

If the combination of the Constant Maturity Treasury rate and ICE BofA Index has increased at the time of withdrawal over their levels at the start of the six-year period, the Interest Adjustment will be negative and will decrease the Surrender Value, amount you receive from a partial withdrawal, amount you receive as the Death Benefit, or the Contract Value applied to an Income Payout Option by the amount of the Interest Adjustment. Similarly, if the combination of the Constant Maturity Treasury rate and ICE BofA Index has decreased at the time of surrender or partial withdrawal over their levels at the start of the six-year period, the Interest Adjustment will be positive and will increase the Surrender Value, amount you receive from a partial withdrawal, amount you receive as the Death Benefit, or the Contract Value applied to an Income Payout Option by the amount of the Interest Adjustment.

The Company uses both the Constant Maturity Treasury rate and ICE BofA Index in determining any Interest Adjustment since together both indices represent a broad mix of investments whose values may be affected by changes in market interest rates. The Interest Adjustment helps us offset our costs and risks of owning fixed income investments and other investments we use to back the guarantees under your Contract from the start of the six-year period to the time of a surrender, partial withdrawal, Death Benefit, or allocation to an Income Payout Option.

SURRENDER VALUE

You have the right to surrender this Contract at any time during the Accumulation Period by Authorized Request. If you surrender the Contract, you will be paid the Surrender Value, as of the Business Day we received your Authorized Request in Good Order. We may require that the Contract be returned to our Administrative Office prior to making payment of the Surrender Value.

The Surrender Value is equal to:

a)	Your Contract Value at the end of the Valuation Period in which we receive your Authorized Request, including any applicable Equity Adjustment; minus
b)	Any applicable Surrender Charge; adjusted for
c)	Any applicable Interest Adjustment.

Instead of crediting interest to amounts that are surrendered prior to the end of the Interest Term, we apply an Equity Adjustment, which may be positive or negative. The Surrender Value could be significantly lower than your Contract Value due to the Equity Adjustment, Interest Adjustment, and Surrender Charge applied to amounts that are surrendered prior to the end of the Interest Term.

Upon payment of the Surrender Value, this contract is terminated, and we have no further obligation under this contract. The Surrender Value will not be less than the amount required by state law in which the contract was delivered. We will pay you the amount you request in connection with a full surrender by withdrawing Contract Value in the Declared Rate Account and the Risk Control Accounts.

ACCESS TO YOUR MONEY

Partial Withdrawals

The Contract may not be appropriate for investors who plan to take withdrawals (including systematic withdrawals and Required Minimum Distributions) or surrender the Contract. All withdrawals, including systematic withdrawals and Required Minimum Distributions, will proportionally reduce the Death Benefit and Crediting Base by the ratio of the withdrawal to the Contract Value immediately prior to the withdrawal. This means the Death Benefit and Crediting Base may decrease by more than the amount of the withdrawal, and that decrease could be significant. Partial withdrawals could terminate the Contract. Partial Withdrawals could also significantly reduce the values under your Contract due to the Equity Adjustment, Interest Adjustment, and Surrender Charge. Moreover, only the Crediting Base remaining after the withdrawal will be credited interest, positive or negative, at the end of the Interest Term.

At any time during the Accumulation Period you may make partial withdrawals by Authorized Request in Good Order. The minimum partial withdrawal amount is $100. Unless you instruct us otherwise, withdrawals will be processed proportionally from the Contract Value in all Allocation Options. Any applicable Surrender Charge, Interest Adjustment, and Equity Adjustment will affect the amount available for a partial withdrawal. We will pay you the amount you request in connection with a partial withdrawal by reducing Contract Value in the Declared Rate Account or the appropriate Risk Control Accounts.

Partial withdrawals for less than $25,000 are permitted by telephone and in writing. The written consent of all Owners must be obtained before we will process the partial withdrawal. If an Authorized Request in Good Order is received by 4:00 P.M. Eastern Time, it will be processed that day. If an Authorized Request in Good Order is received after 4:00 P.M. Eastern Time, it will be processed on the next Business Day. If a partial withdrawal would cause your Surrender Value to be less than $2,000, we will treat your request for partial withdrawal as a request for full surrender of your Contract. Before processing the full surrender, we will attempt to contact you or your financial professional to provide the opportunity for you to take a lower amount to maintain a Surrender Value of at least $2,000. If we are unable to contact you within one Business Day after receiving your request, we will process the full surrender.

Partial withdrawals may be subject to Surrender Charges and an Interest Adjustment and may include an Equity Adjustment. See “Fees and Expenses”, “Equity Adjustment” and “Interest Adjustment.” Partial withdrawals may also be subject to income tax and, if taken before age 59½, an additional 10% federal penalty tax. You should consult your tax adviser before taking a partial withdrawal. See “Federal Income Tax Matters.”

Annual Free Withdrawal Amount. Your Annual Free Withdrawal Amount is the amount that can be withdrawn without incurring a Surrender Charge or Interest Adjustment in a Contract Year. The Annual Free Withdrawal Amount in the first Contract Year is 10% of the Purchase Payment less any withdrawal taken in that Contract Year. The Annual Free Withdrawal Amount in subsequent Contract Years is equal to 10% of the Contract Value as of the last Contract Anniversary less any withdrawals taken in the current Contract Year. Any unused Annual Free Withdrawal Amount will not carry over to the next Contract Year. Partial annuitization will count toward the Annual Free Withdrawal Amount.

The Annual Free Withdrawal Amount is subtracted from surrenders for purposes of calculating the Surrender Charge.

Systematic Withdrawals. Reoccurring withdrawals are referred to as systematic withdrawals. If elected at the time of the application or requested at any other time by Authorized Request in Good Order, you may elect to receive periodic partial withdrawals under our systematic withdrawal plan. Under the systematic withdrawal plan, we will make partial withdrawals (on a monthly, quarterly, semi-annual, or annual basis), as specified by you. Systematic withdrawals must be at least $100 each. Generally, you must be at least age 59½ to participate in the systematic withdrawal plan. Systematic withdrawals may be requested on the following basis:

●	Total systematic withdrawals for the calendar year equal to your annual Required Minimum Distribution; or

●	As a specified dollar amount

No Surrender Charge will be deducted for Required Minimum Distribution systematic withdrawals. All other systematic withdrawals in excess of the Annual Free Withdrawal Amount will be subject to Surrender Charges. Systematic withdrawals, including Required Minimum Distributions, could significantly reduce the Contract Value due to Surrender Charge, Equity Adjustment, and Interest Adjustment, and the use of proportionate withdrawal calculations. The Contract may not be appropriate for investors who plan to take systematic withdrawals under the Contract.

Unless you instruct us otherwise, systematic withdrawals will be taken proportionally from the Contract Value in each Allocation Option.

Participation in the systematic withdrawal plan will terminate on the earliest of the following events:

●	The Surrender Value falls below the minimum required value of $2,000;
●	The contract is surrendered;
●	You request by Authorized Request in Good Order that your participation in the plan cease; or
●	The Income Payout Date is reached.

Like all withdrawals, systematic withdrawals will reduce the Death Benefit on a proportional basis, perhaps by more than the amount of the withdrawal, as well as the values under the Contract.

There are federal income tax consequences to partial withdrawals through the systematic withdrawal plan and you should consult with your tax adviser before electing to participate in the plan. We may discontinue offering the systematic withdrawal plan at any time.

Waiver of Surrender Charges. The following amounts may be withdrawn without incurring a Surrender Charge:

a)	Withdrawals under the Nursing Home or Hospital or Terminal Illness waiver, as described below;
b)	Refunds under the Right to Examine;
c)	Required Minimum Distributions that are withdrawn under the systematic withdrawal plan provided by us;
d)	The Annual Free Withdrawal Amount;
e)	Death Benefit proceeds;
f)	Amounts withdrawn after the first six Contract Years;
g)	Contract Value applied to an Income Payout Option; and
h)	Transfers (including Flex Transfers).

Nursing Home or Hospital or Terminal Illness Waiver. We will waive the Surrender Charge in the case of a partial withdrawal or surrender where the Owner or Annuitant qualifies for the Nursing Home or Hospital or Terminal Illness waiver. Before granting the waiver, we may request a second opinion or examination of the Owner or Annuitant by one of our examiners. We will bear the cost of such second opinion or examination. If there is a conflicting opinion between physicians, the Company’s physician will rule. Each waiver may be exercised only one time.

●	Nursing Home or Hospital Waiver. We will not deduct a Surrender Charge in the case of a partial withdrawal or surrender where any Owner or Annuitant is confined to a licensed nursing home or hospital and has been confined to such nursing home or hospital for at least 180 consecutive days after the latter of the Contract Issue Date or the date of change of the Owner or Annuitant. A hospital refers to a facility that is licensed and operated as a hospital according to the law of the jurisdiction in which it is located. A nursing home refers to a facility that is licensed and operates as a nursing facility according to the law of the jurisdiction in which it is located. We require verification of confinement to the nursing home or hospital, and such verification must be signed by the administrator of the facility.

●	Terminal Illness Waiver. We will not deduct a Surrender Charge in the case of a partial withdrawal or surrender where any Owner or Annuitant has a life expectancy of 12 months or less due to illness or accident. As proof, we require a determination of the Terminal Illness. Such determination must be signed by the licensed physician making the determination after the latter of Contract Issue Date or the date of change of the Owner or Annuitant. The physician may not be a member of your or the Annuitant’s immediate family.

An Authorized Request is required to exercise this privilege. Proof must be provided at the time of your request for partial withdrawal or full surrender under this privilege. If we deny your claim, the surrender or partial withdrawal proceeds will not be disbursed until you are notified of the denial and provided with the opportunity to accept or reject the proceeds, which will be reduced by any Surrender Charges.

The laws of your state may limit the availability of the Surrender Charge waivers and may also change certain terms and/or benefits under the waivers. You should consult Appendix C to this Prospectus for further details on these variations. Even if you do not pay a Surrender Charge because of the waivers, you still may be required to pay taxes or tax penalties on the amount withdrawn. You should consult a tax adviser to determine the effect of a partial withdrawal on your taxes. Additionally, any applicable Equity Adjustment and Interest Adjustment will apply to amounts withdrawn under this Waiver and there may be a proportionate reduction in the Crediting Base and Death Benefit.

Surrenders

You may surrender your Contract for the Surrender Value at any time during the Accumulation Period by Authorized Request. If an Authorized Request in Good Order is received before 4:00 P.M. Eastern Time on a Business Day, it will be processed that day. If an Authorized Request in Good Order is received at or after 4:00 P.M. Eastern Time on a Business Day or on a non-Business Day, it will be processed on the next Business Day.

To surrender your Contract, you must make an Authorized Request in Good Order to our Administrative Office. The consent of all Owners must be obtained before the Contract is surrendered.

Surrender Charges, an Equity Adjustment and an Interest Adjustment may apply to your Contract surrender. Instead of crediting interest to amounts surrendered prior to the end of the Interest Term, we will apply an Equity Adjustment, which may be positive or negative. A surrender may also be subject to income tax and, if taken before age 59½, an additional 10% federal penalty tax. You should consult a tax adviser before requesting a surrender. See “Federal Income Tax Matters.”

Partial Withdrawal and Surrender Restrictions

Your right to make partial withdrawals and surrender the Contract is subject to any restrictions imposed by any applicable law or employee benefit plan.

Right to Defer Payments

We reserve the right to postpone payment for up to six months after we receive your Authorized Request in Good Order, subject to obtaining prior written approval by the state insurance commissioner if required by the law of the state in which we issued the Contract. In the event we postpone payment, we will pay interest on the proceeds if required by state law, calculated at the effective annual rate and for the time period required under state law.

DEATH BENEFIT

Death of the Owner during the Accumulation Period

If the Owner dies during the Accumulation Period (if there are Joint Owners, after the first Joint Owner dies), a Death Benefit will become payable to the Beneficiary. We will pay the Death Benefit after we receive the following at our Administrative Office in a form and manner satisfactory to us:

●	Proof of death of the Owner while the Contract is in force (proof of death may consist of a certified copy of the death record, a certified copy of a court decree reciting a finding of death or other similar proof);

●	Our claim form from each Beneficiary, properly completed; and
●	Any other documents we require.

If there is a surviving Joint Owner the surviving Joint Owner will be treated as the sole primary Beneficiary, and any other designated Beneficiary will be treated as a contingent Beneficiary.

The following Death Benefit options are available:

Option A: If the sole primary Beneficiary is the surviving Spouse of the deceased Owner, the surviving Spouse may elect to continue the Contract as the new Owner. This benefit may only be exercised one time. An individual who does not meet the definition of Spouse may not be able to continue the Contract for that person’s lifetime. That individual must receive the proceeds of the Contract and any attached endorsements or riders within the time period specified in section 72(s) of the IRC.

Option B: If the Beneficiary is a natural person, the Death Benefit proceeds will be applied in accordance with section 72(s) of the IRC under one of the Income Payout Options. The income payments must be made for the Beneficiary’s life or a period not extending beyond the Beneficiary’s life expectancy. Payments must commence within one year of the date of the Owner’s death.

Option C: A Beneficiary may receive the Death Benefit proceeds in a single lump sum at any time within five years of the Owner’s death.

Unless option A is elected or payments under Option B commence within one year of the date of the Owner’s Death, the entire interest in the Contract will be paid under Option C.

If there are multiple Beneficiaries, each Beneficiary will be able to elect to receive his or her share of the benefits under either Option B or Option C. If a Beneficiary does not make such an election, their share of the Death Benefit proceeds will be paid under Option C. Until payment of the Death Benefit proceeds, the proceeds remain in the Contract. Death Benefit proceeds will be distributed 5 years from the Owner’s death or earlier if requested by the Beneficiary. Interest, if any, will be paid on the Death Benefit proceeds under Option C as required by applicable state law. Other minimum distribution rules apply to Qualified Contracts.

Death of the Annuitant during the Accumulation Period

If an Annuitant who is not an Owner dies during the Accumulation Period and there is a surviving Owner who is a natural person, the following will occur:

●	If there is a surviving Joint Annuitant, the surviving Joint Annuitant will become the Annuitant.
●	If there is no Joint Annuitant, the Owner(s) will become the Annuitant(s).

If an Annuitant dies during the Accumulation Period and the Owner is a non-natural person, the following will occur:

●	The death of any Annuitant will be treated as the death of the Owner and Death Proceeds must be distributed in accordance with Death Benefit Options B or C.

●	Unless payments under option B commence within one year of the date of death, the entire interest in the Contract will be paid in accordance with Death Benefit Option C.

Payment of Death Benefit Proceeds

The Death Benefit proceeds are payable upon our receipt of proof of death of the Owner (or Annuitant’s death if the Owner is a non-natural person), and proof of each Beneficiary’s interest. Proof of death may consist of a certified copy of the death record, a certified copy of a court decree reciting a finding of death or other similar proof. Proof of each Beneficiary’s interest includes the required documentation and proper instructions from each Beneficiary. If we receive proof of death before 4:00 P.M. Eastern Time, we will determine the amount of the Death Benefit as of that day. If we receive proof of death at or after 4:00 P.M. Eastern Time, we will determine the amount of the Death Benefit as of the next Business Day. The Death Benefit proceeds will be paid within 7 days after our receipt of proof of death and proof of each Beneficiary’s interest.

So far as permitted by law, the Death Benefit proceeds will not be subject to any claim of the Beneficiary’s creditors.

The Death Benefit terminates on the earlier of the termination of the Contract, payment of the Death Benefit proceeds, or when the entire Contract is applied to an Income Payout Option.

Death Benefit Proceeds Amount

The amount that will be paid as Death Benefit proceeds during the Accumulation Period is equal to the greater of:

a)	The current Contract Value on the date Death Benefit proceeds are payable, including any applicable Equity Adjustment and Interest Adjustment; or

b)	The Purchase Payment adjusted for withdrawals.

Withdrawals will proportionally reduce the Purchase Payment by the ratio of the withdrawal to the Contract Value immediately prior to the withdrawal, which can result in decreasing the Death Benefit by more than the amount of the withdrawal and that decrease can be significant. Withdrawals and Flex Transfers can also significantly reduce the Death Benefit because the Company calculates withdrawals and transfers on a proportionate basis when determining values under the Contract that are used to determine the Death Benefit. Withdrawals include deductions for any applicable Surrender Charge and Interest Adjustment.

If an Owner is added or changed, except in the case of spousal continuation, the amount that will be paid upon the death of the new Owner is equal to the Contract Value on the date death benefit proceeds are payable, including any applicable Equity Adjustment and Interest Adjustment. There is no impact on the Death Benefit if an Owner is removed.

Examples of Death Benefit after a Withdrawal:

Example 1. This example assumes the Contract Value is greater than the Purchase Payment at the time of the withdrawal.

Assume the following information:

●	Purchase Payment = $100,000

●	Withdrawal (including Surrender Charge and Interest Adjustment) = $20,000; no other withdrawals have been taken

●	Contract Value at the time of withdrawal, including Equity Adjustments = $115,000

Step 1: Calculate the Death Benefit that would be payable immediately prior to the withdrawal:

●	Death Benefit payable immediately prior to the withdrawal = The greater of the Purchase Payment and Contract Value

●	Death Benefit payable immediately prior to the withdrawal = The greater of $100,000 and $115,000 = $115,000

Step 2: Calculate ratio of the withdrawal to the Contract Value immediately prior to the withdrawal:

●	Ratio = Withdrawal / (Contract Value immediately prior to the withdrawal)

●	Ratio = $20,000 / $115,000 = 0.173913

Step 3: Calculate reduction to Purchase Payment:

●	Reduction to Purchase Payment = Ratio x (Purchase Payment prior to withdrawal)

●	Reduction to Purchase Payment = 0.173913 x $100,000 = $17,391.30

Step 4: Calculate Purchase Payment adjusted for withdrawals:

●	Purchase Payment adjusted for withdrawals = Purchase Payment prior to withdrawal – Reduction to Purchase Payment

●	Purchase Payment adjusted for withdrawals = $100,000 – $17,391.30 = $82,608.70

Step 5: Calculate the Contract Value after the withdrawal:

●	Contract Value immediately after the withdrawal = Contract Value at the time of the withdrawal – withdrawal

●	Contract Value immediately after the withdrawal = $115,000 – $20,000 = $95,000

Step 6: Calculate the Death Benefit that would be payable immediately after the withdrawal:

●	Death Benefit payable immediately after the withdrawal = The greater of the Purchase Payment adjusted for withdrawals and Contract Value immediately after the withdrawal

●	Death Benefit payable immediately after the withdrawal = The greater of $82,608.70 and $95,000 = $95,000

●	The withdrawal of $20,000 reduced the Death Benefit payable by $20,000 (i.e., $115,000 - $95,000)

Example 2. This example assumes the Contract Value is less than the Purchase Payment at the time of the withdrawal.

Assume the following information:

●	Purchase Payment = $100,000

●	Withdrawal (including Surrender Charge and Interest Adjustment) = $20,000; no other withdrawals have been taken

●	Contract Value at the time of withdrawal, including Equity Adjustments = $60,000

Step 1: Calculate the Death Benefit that would be payable immediately prior to the withdrawal:

●	Death Benefit payable immediately prior to the withdrawal = The greater of the Purchase Payment and Contract Value

●	Death Benefit payable immediately prior to the withdrawal = The greater of $100,000 and $60,000 = $100,000

Step 2: Calculate ratio of the withdrawal to the Contract Value immediately prior to the withdrawal:

●	Ratio = Withdrawal / (Contract Value immediately prior to the withdrawal)

●	Ratio = $20,000 / $60,000 = 0.3333333

Step 3: Calculate reduction to Purchase Payment:

●	Reduction to Purchase Payment = Ratio x (Purchase Payment prior to withdrawal)

●	Reduction to Purchase Payment = 0.3333333 x $100,000 = $33,333.33

Step 4: Calculate Purchase Payment adjusted for withdrawals:

●	Purchase Payment adjusted for withdrawals = Purchase Payment prior to withdrawal – Reduction to Purchase Payment

●	Purchase Payment adjusted for withdrawals = $100,000 – $33,333.33 = $66,666.67

Step 5: Calculate the Contract Value after the withdrawal:

●	Contract Value immediately after the withdrawal = Contract Value at the time of the withdrawal – withdrawal

●	Contract Value immediately after the withdrawal = $60,000 – $20,000 = $40,000

Step 6: Calculate the Death Benefit that would be payable immediately after the withdrawal

●	Death Benefit payable immediately after the withdrawal = The greater of the Purchase Payment adjusted for withdrawals and Contract Value immediately after the withdrawal

●	Death Benefit payable immediately after the withdrawal = The greater of $66,666.67 and $40,000 = $66,666.67

●	The withdrawal of $20,000 reduced the Death Benefit payable by $33,333.33 (i.e., $100,000 - $66,666.67)

As illustrated in Example 2, the Death Benefit calculation may result in a reduction in the Death Benefit that is significantly larger than the withdrawal amount.

The Death Benefit amount will not be less than the amount required by state law in which the Contract was delivered. The Death Benefit proceeds include any interest paid on the Death Benefit proceeds as required by state law. Interest, if any, will be calculated at the rate and for the time period required by state law. A Surrender Charge will not apply to Death Benefit proceeds.

Spousal Continuation

If the sole primary Beneficiary is the surviving Spouse of the deceased Owner, the surviving Spouse may elect to continue the Contract at the current Contract Value. In this event, the surviving Spouse will assume ownership of the Contract. Spousal continuation may only be exercised one time, and there is no impact on the Death Benefit.

Death of Owner or Annuitant After the Income Payout Date

We must be notified immediately of the death of an Annuitant or Owner. Proof of death will be required upon the death of an Annuitant or Owner. We are not responsible for any misdirected payments that result from the failure to notify us of any such death.

If all Annuitants die before all of the guaranteed income payments have been made, remaining guaranteed income payments will be treated as the Death Benefit and will be distributed in one of the following two ways:

a)	Income payments will be continued during the remainder of the guaranteed period certain to the Owner; or

b)	The present value of the remaining income payments computed at the interest rate used to create the income payout option in effect will be paid to the Owner.

If all Annuitants die and there are no remaining guaranteed income payments, the contract is terminated, and we have no further obligation under the contract.

If an Owner dies during the Payout Period, any remaining income payments will be distributed to the Beneficiary at least as rapidly as provided by the Income Payout Option in effect.

Interest on Death Benefit Proceeds

Interest will be paid on lump sum Death Benefit proceeds if required by state law. Interest, if any, will be calculated at the rate and for the time period required by state law.

Abandoned Property Requirements

Every state has unclaimed property laws which generally declare annuity contracts to be abandoned after a period of inactivity of three to five years from the date the Death Benefit is due and payable. For example, if the payment of a Death Benefit has been triggered, but, if after a thorough search, we are still unable to locate the Beneficiary, or the Beneficiary does not come forward to claim the Death Benefit in a timely manner, the Death Benefit will be paid to the abandoned property division or unclaimed property office of the state in which the Beneficiary or you last resided, as shown on our books and records, or to our state of domicile. The “escheatment” is revocable, however, and the state is obligated to pay the Death Benefit (without interest) if your Beneficiary steps forward to claim it with the proper documentation. To prevent such escheatment, it is important that you update your Beneficiary designations, including addresses, if and as they change. To make such changes, please contact us by writing to us or calling us at our Administrative Office.

INCOME PAYMENTS – THE PAYOUT PERIOD

Income Payout Date

The anticipated Income Payout Date is the first Contract Anniversary after the oldest Annuitant’s 95th birthday. Even if the Annuitant is changed, the Income Payout Date will not change unless you request a different Income Payout Date via Authorized Request.

You may change the Income Payout Date by sending an Authorized Request in Good Order to our Administrative Office provided: (i) the request is made while an Owner is living; (ii) the request is received at our Administrative Office at least 30 days before the anticipated Income Payout Date; (iii) the requested Income Payout Date is at least two years after the Contract Issue Date; and (iv) the requested Income Payout Date is no later than the anticipated Income Payout Date as shown on your Contract Data Page. Any such change is subject to any maximum maturity Age restrictions that may be imposed by law.

Payout Period

The Payout Period is the period of time that begins on the Income Payout Date and continues until we make the last payment as provided by the Income Payout Option chosen. On the first day of the Payout Period, the Contract Value, including any applicable Equity Adjustment and Interest Adjustment, will be applied to the Income Payout Option you selected. See “Income Payout Options“ on page 49. A Surrender Charge will not apply to proceeds applied to an Income Payout Option. You cannot change the Annuitant or Owner on or after the Income Payout Date for any reason.

Terms of Income Payments

We use fixed rates of interest to determine the amount of fixed income payments payable under the Income Payout Options. Fixed income payments are periodic payments from us to the Owner, the amount of which is fixed and guaranteed by us. The amount of each payment depends on the form and duration of the Income Payout Option chosen, the Age of the Annuitant, the gender of the Annuitant (if applicable), the amount applied to purchase the income payments and the applicable income purchase rates in the Contract. The income purchase rates in the Contract are based on a minimum guaranteed interest rate of 1%. We may, in our discretion and on a non-discriminatory basis, make income payments in an amount based on a higher interest rate. Once income payments begin, you cannot change the terms or method of those payments. We do not apply a Surrender Charge or Interest Adjustment to income payments.

We will make the first income payment on the Income Payout Date. We may require proof of age and gender (if the Income Payout Option rate is based on gender) of the Annuitant/Joint Annuitants before making the first income payment. To receive income payments, the Annuitant/Joint Annuitant must be living on the Income Payout Date and on the date that each subsequent payment is due as required by the terms of the Income Payout Option. We may require proof from time to time that this condition has been met.

INCOME PAYOUT OPTIONS

The amount applied to an Income Payout Option is equal to the Contract Value, including any applicable Equity Adjustment and Interest Adjustment, immediately prior to the commencement of the Payout Period less the amount of any premium taxes paid. To determine the Contract Value prior to the end of the Interest Term, we apply an Equity Adjustment to the amounts applied to an Income Payout Option, which may be positive or negative, instead of crediting interest. The Equity Adjustment and Interest Adjustment could significantly reduce the amount applied to an Income Payout Option.

Election of an Income Payout Option

You and/or the Beneficiary may elect to receive one of the Income Payout Options described under “Options” below. The Income Payout Option and distribution, however, must satisfy the applicable distribution requirements of Section 72(s) or 401(a)(9) of the Internal Revenue Code, as applicable.

The election of an Income Payout Option must be made by Authorized Request. The election is irrevocable after the payments commence. The Owner may not assign or transfer any future payments under any option.

We will make income payments monthly, quarterly, semiannually, or annually for the Installment Option. Life Income and Joint and Survivor Life Income options allow monthly income payments.

You may change your Income Payout Option any time before payments begin on the Income Payout Date.

Income Payout Options

We offer the following Income Payout Options described below. The frequency and duration of income payments will affect the amount you receive with each payment. In general, if income payments are expected to be made over a longer period of time, the amount of each income payment will be less than the amount of each income payment if income payments are expected to be made over a shorter period of time. Similarly, more frequent income payments will result in the amount of each income payment being lower than if income payments were made less frequently for the same period of time. Additionally, electing an Income Payout Option could significantly reduce the amount applied to the Income Option due to the Equity Adjustment and Interest Adjustment.

Option 1 – Installment Option. We will pay monthly income payments for a chosen number of years, not less than 10, nor more than 30. If the Annuitant dies before all income payments have been made for the chosen number of years, remaining guaranteed income payments will be treated as the Death Benefit and will be distributed in one of the following two ways: a.) income payments will be continued for the remainder of the period to the Owner; or b.) the present value of the remaining income payments, computed at the interest rate used to create the Option 1 rates, will be paid to the Owner.

Option 2 – Life Income Option – Guaranteed Period Certain. We will pay monthly income payments for as long as the Annuitant lives. If the Annuitant dies before all of the income payments have been made for the guaranteed period certain, remaining guaranteed income payments will be treated as the Death Benefit and will be distributed in one of the following two ways: a.) income payments will be continued during the remainder of the guaranteed period certain to the Owner; or b.) the present value of the remaining income payments, computed at the interest rate used to create the Option 2 rates, will be paid to the Owner. If a Guaranteed Period of 0 years is selected and the Annuitant dies before the first income payment is made, no income payments will be made and the Death Benefit described in the “DEATH BENEFIT – Death

Benefit Proceeds Amount” on page 45 of this Prospectus will be paid.

The Guaranteed Period Certain choices are:

●	0 years (life income only);

●	5 years;

●	10 years;

●	15 years; or

●	20 years.

Option 3 – Joint and Survivor Life Income Option – 10-Year Guaranteed Period Certain. We will pay monthly income payments for as long as either of the Annuitants is living. If at the death of the second surviving Annuitant, income payments have been made for less than 10 years, remaining guaranteed income payments will be treated as the Death Benefit and will be distributed in one of the following two ways: a) income payments will be continued during the remainder of the guaranteed period certain to the Owner; or b) the present value of the remaining income payments, computed at the interest rate used to create the Option 3 rates, will be paid to the Owner.

Income payment(s) will be made to the Beneficiary if there is no surviving Owner. If there is no surviving Owner or Beneficiary, income payment(s) will be made to the Owner’s estate.

If you do not select an Income Payout Option, we will make monthly payments on the following basis, (unless the Internal Revenue Code (“IRC”) requires that we pay in some other manner in order for the Contract to qualify as an annuity or to comply with Section 401(a)(9) of the IRC, in which case we will comply with those requirements):

●	Income payments will be equal to the Contract Value, including any applicable Equity Adjustment and Interest Adjustment, applied to the Life Income Option with 10-Year Guaranteed Period Certain for Contracts with one Annuitant or the Joint and Survivor Life Income Option with 10-Year Guaranteed Period Certain for Contracts with two Annuitants, as described in Income Payout Options 2 and 3 above.

●	Upon the death of all Annuitants, we will pay the Beneficiary as described in Income Payout Options 2 and 3 above.

The minimum amount which can be applied under all income payout options is the greater of $2,500 or the amount required to provide an initial monthly income payment of $20. We may require due proof of age and gender of any Annuitant on whose life an income payout option is based.

We allow partial annuitization. Partial annuitization will count toward the Annual Free Withdrawal Amount.

The Income Payout Options described above may not be offered in all states. Any state variations are described in Appendix C to this Prospectus. Further, we may offer other Income Payout Options. More than one option may be elected. If your Contract is a Qualified Contract, not all options may satisfy required minimum distribution rules. In addition, note that effective for Qualified Contract Owners who die on or after January 1, 2020, subject to certain exceptions, most non-spouse designated beneficiaries must now complete death benefit distributions within ten years of the Owner’s death in order to satisfy required minimum distribution rules. You should consult a tax advisor before electing an Income Payout Option.

FEDERAL INCOME TAX MATTERS

The following discussion is general in nature and is not intended as tax advice. Each person concerned should consult a competent tax adviser. No attempt is made to consider any applicable state or other income tax laws, any state and local estate or inheritance tax, or other tax consequences of ownership or receipt of distributions under a Contract.

When you invest in an annuity contract, you usually do not pay taxes on your investment gains until you withdraw the money—generally for retirement purposes. If you invest in an annuity as part of an individual retirement plan, pension plan or employer-sponsored retirement program, your contract is called a Qualified Contract. If your annuity is independent of any formal retirement or pension plan, it is termed a Non-Qualified Contract. The tax rules applicable to Qualified Contracts vary according to the type of retirement plan and the terms and conditions of the plan. See “Non-Natural Person“ below for a discussion of Non-Qualified Contracts owned by persons such as corporations and trusts that are not natural persons.

Tax Status of the Contracts

Tax law imposes several requirements that annuities must satisfy in order to receive the tax treatment normally accorded to annuity contracts.

Required Distributions. In order to be treated as an annuity contract for Federal income tax purposes, Section 72(s) of the Internal Revenue Code requires any Non-Qualified Contract to contain certain provisions specifying how your interest in the Contract will be distributed in the event of the death of an Owner of the Contract. Specifically, Section 72(s) requires that (i) if any Owner dies on or after the annuity starting date, but prior to the time the entire interest in the Contract has been distributed, the entire interest in the Contract will be distributed at least as rapidly as under the method of distribution being used as of the date of such Owner’s death; and (ii) if any Owner dies prior to the annuity starting date, the entire interest in the Contract will be distributed within five years after the date of such Owner’s death unless distributions are made over life or life expectancy, beginning within one year of the death of the Owner. However, if the designated Beneficiary is the surviving spouse of the deceased Owner, the Contract may be continued with the surviving spouse as the new Owner.

The Non-Qualified Contracts contain provisions that are intended to comply with these Internal Revenue Code requirements, although no regulations interpreting these requirements have yet been issued. We intend to review such provisions and modify them if necessary, to assure that they comply with the applicable requirements when such requirements are clarified by regulation or otherwise.

Other rules may apply to Qualified Contracts.

Taxation of Non-Qualified Contracts

Non-Natural Person. If a non-natural person (e.g., a corporation or a trust) owns a Non-Qualified Contract, the taxpayer generally must include in income any increase in the excess of the account value over the investment in the Contract (generally, the Purchase Payment or other consideration paid for the Contract) during the taxable year. There are some exceptions to this rule and a prospective Owner that is a non-natural person should discuss these with a tax adviser.

The following discussion generally applies to Contracts owned by natural persons.

Withdrawals. When a withdrawal from a Non-Qualified Contract occurs, the amount received will be treated as ordinary income subject to tax up to an amount equal to the excess (if any) of the Contract Value, without adjustment for any applicable Surrender Charge, immediately before the distribution over the Owner’s investment in the Contract (generally, the Purchase Payment or other consideration paid for the Contract, reduced by any amount previously distributed from the Contract that was not subject to tax) at that time. The Contract Value immediately before a withdrawal may have to be increased by any positive Interest Adjustment that results from a withdrawal. There is, however, no definitive guidance on the proper tax treatment of Interest Adjustments and you may want to discuss the potential tax consequences of an Interest Adjustment with your tax adviser. In the case of a surrender under a Non-Qualified Contract, the amount received generally will be taxable only to the extent it exceeds the Owner’s investment in the Contract.

In the case of a withdrawal under a Qualified Contract, a ratable portion of the amount received is taxable, generally based on the ratio of the “investment in the contract” to the individual’s total account balance or accrued benefit under the retirement plan. The “investment in the contract” generally equals the amount of any non-deductible Purchase Payment paid by or on behalf of any individual. In many cases, the “investment in the contract” under a Qualified Contract can be zero.

Additional Tax on Certain Withdrawals. In the case of a distribution from a Non-Qualified Contract and Qualified Contract, there may be an imposed federal additional tax equal to ten percent of the amount treated as income. In general, however, there is no penalty on distributions if they are:

●	made on or after the taxpayer reaches age 59½;
●	made on or after the death of an Owner;
●	attributable to the taxpayer’s becoming disabled; or
●	made as part of a series of substantially equal periodic payments for the life (or life expectancy) of the taxpayer.

Other exceptions may be applicable under certain circumstances and special rules may be applicable in connection with the exceptions enumerated above. Additional exceptions may apply to distributions from a Qualified Contract. You should consult a qualified tax adviser.

Income Payments. Although tax consequences may vary depending on the payout option elected under an annuity contract, a portion of each income payment is generally not taxed and the remainder is taxed as ordinary income. The non-taxable portion of an income payment is generally determined in a manner that is designed to allow you to recover your investment in the Contract ratably on a tax-free basis over the expected stream of income payments, as determined when income payments start. Once your investment in the Contract has been fully recovered, however, the full amount of each income payment is subject to tax as ordinary income.

Partial Annuitization. If part of an annuity contract’s value is applied to an annuity option that provides payments for one or more lives or for a period of at least ten years, those payments may be taxed as annuity payments instead of withdrawals. The payment options under the Contract are intended to qualify for this “partial annuitization” treatment. Please consult a tax advisor if you are considering a partial annuitization.

Taxation of Death Benefit Proceeds. Amounts may be distributed from a Contract because of your death or the death of the Annuitant. Generally, such amounts are includible in the income of the recipient as follows: (i) if distributed in a lump sum, they are taxed in the same manner as surrender of the Contract, or (ii) if distributed under a payout option, they are taxed in the same way as income payments.

Transfers, Assignments or Exchanges of the Contract. A transfer or assignment of ownership of the Contract, the designation of an Annuitant other than the Owner, the selection of certain maturity dates, or the exchange of the Contract may result in certain tax consequences to you that are not discussed herein. An Owner contemplating any such transfer, assignment or exchange, should consult a tax advisor as to the tax consequences.

Withholding. Annuity distributions are generally subject to withholding for the recipient’s federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions. Certain limitations may apply that are not discussed herein. An Owner contemplating an election not to have withholding should consult a tax advisor as to the tax consequences.

Multiple Contracts. All Non-Qualified deferred annuity contracts that are issued by us (or our affiliates) to the same Owner during any calendar year are treated as one annuity contract for purposes of determining the amount includible in such Owner’s income when a taxable distribution occurs.

Further Information. We believe that the Contracts will qualify as annuity contracts for federal income tax purposes and the above discussion is based on that assumption.

Taxation of Qualified Contracts

The tax rules applicable to Qualified Contracts vary according to the type of retirement plan and the terms and conditions of the plan. Your rights under a Qualified Contract may be subject to the terms of the retirement plan itself, regardless of the terms of the Qualified Contract. Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions with respect to the Contract comply with the law. This Contract is available as a Qualified Contract as follows.

Individual Retirement Annuities (IRAs), as defined in Section 408 of the Internal Revenue Code, permit individuals to make annual contributions of up to the lesser of a specified dollar amount for the year or the amount of compensation includible in the individual’s gross income for the year. The contributions may be deductible in whole or in part, depending on the individual’s income. Distributions from certain retirement plans may be “rolled over” into an IRA on a tax-deferred basis without regard to these limits. Amounts in the IRA (other than nondeductible contributions) are taxed when distributed from the IRA. A 10% additional tax generally applies to distributions made before age 59½, unless an exception applies. Distributions that are rolled over to an IRA within 60 days are not immediately taxable, however only one such rollover is permitted each year. An individual can make only one rollover from an IRA to another (or the same) IRA in any 12-month period, regardless of the number of IRAs that are owned. The limit will apply by aggregating all of an individual’s IRAs, including SEP and SIMPLE IRAs as well as traditional and Roth IRAs, effectively treating them as one IRA for purposes of the limit. This limit does not apply to direct trustee-to-trustee transfers or conversation to Roth IRAs.

Roth IRAs, as described in Internal Revenue Code Section 408A, permit certain eligible individuals to contribute to make non-deductible contributions to a Roth IRA in cash or as a rollover or transfer from another Roth IRA or other IRA. A rollover from or conversion of an IRA to a Roth IRA is generally subject to tax and other special rules apply. The Owner may wish to consult a tax adviser before combining any converted amounts with any other Roth IRA contributions, including any other conversion amounts from other tax years. Distributions from a Roth IRA generally are not taxed, except that, once aggregate distributions exceed contributions to the Roth IRA, income tax and a 10% additional tax may apply to distributions made (i) before age 59½ (subject to certain exceptions), or (ii) during the five taxable years starting with the year in which the first contribution is made to any Roth IRA. A 10% additional tax may apply to amounts attributable to a conversion from an IRA if they are distributed during the five taxable years beginning with the year in which the conversion was made. Distributions that are rolled over to an IRA within 60 days are not immediately taxable, however only one such rollover is permitted each year. An individual can make only one rollover from an IRA to another (or the same) IRA in any 12-month period, regardless of the number of IRAs that are owned. The limit will apply by aggregating all of an individual’s IRAs, including SEP and SIMPLE IRAs as well as traditional and Roth IRAs, effectively treating them as one IRA for purposes of the limit. This limit does not apply to direct trustee-to-trustee transfers or conversions to Roth IRAs.

Other Tax Issues. Qualified Contracts have minimum distribution rules that govern the timing and amount of distributions. You should refer to your retirement plan, adoption agreement, or consult a tax adviser for more information about these distribution rules. Please note recent important changes to the required minimum distribution rules. Under IRAs and defined contribution retirement plans, most non-spouse beneficiaries will no longer be able to satisfy these rules by “stretching” payouts over life. Instead, those beneficiaries will have to take their after-death distributions within ten years. Certain exceptions apply to “eligible designated beneficiaries” which include disabled and chronically ill individuals. Individuals who are ten or less years younger than the deceased individual and children who have not reached the age of majority. This change applies to distributions to designated beneficiaries of individuals who die on and after January 1, 2020. Consult a tax advisor if you are affected by these new rules.

Distributions from Qualified Contracts generally are subject to withholding for the Owner’s federal income tax liability. The withholding rate varies according to the type of distribution and the Owner’s tax status. The Owner will be provided the opportunity to elect not have tax withheld from distributions. Certain limitations may apply.

Federal Estate Taxes, Gift and Generation-Skipping Transfer Taxes

While no attempt is being made to discuss in detail the Federal estate tax implications of the Contract, a purchaser should keep in mind that the value of an annuity contract owned by a decedent and payable to a Beneficiary by virtue of surviving the decedent is included in the decedent’s gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the contingent Owner or the actuarial value of the payments to be received by the Beneficiary. Consult an estate planning adviser for more information.

Under certain circumstances, the Internal Revenue Code may impose a “generation skipping transfer (“GST”) tax” when all or part of an annuity contract is transferred to, or a Death Benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Internal Revenue Code may require us to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS.

The potential application of these taxes underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.

Medicare Tax

Distributions from non-qualified annuity policies will be considered “investment income” for purposes of the Medicare tax on investment income. Thus, in certain circumstances, a 3.8% tax may be applied to some or all of the taxable portion of distributions (e.g., earnings) to individuals whose income exceeds certain threshold amounts. Please consult a tax advisor for more information.

Same-Sex Spouses

The Contract provides that upon your death, a surviving Spouse may have certain continuation rights that he or she may elect to exercise for the Contract’s Death Benefit and any joint-life coverage under an optional living benefit. All Contract provisions relating to spousal continuation are available only to a person who meets the definition of “spouse” under federal law. The U.S. Supreme Court has held that same-sex marriages must be permitted under state law and that marriages recognized under state law will be recognized for federal law purposes. Domestic partnerships and civil unions that are not recognized as legal marriages under state law, however, will not be treated as marriages under federal law. Consult a tax adviser for more information on this subject.

Annuity Purchases by Nonresident Aliens and Foreign Corporations

The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate unless a lower treaty rate applies. In addition, such purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Additional withholding may occur with respect to entity purchasers (including foreign corporations, partnerships and trusts) that are not U.S. residents. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S., state, and foreign taxation with respect to an annuity contract purchase.

Possible Tax Law Changes

Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Contract could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Contract.

We have the right to modify the Contract in response to legislative changes that could otherwise diminish the favorable tax treatment that annuity contract owners currently receive. We make no guarantee regarding the tax status of the Contract and do not intend the above discussion as tax advice.

OTHER INFORMATION

Important Information about the Indices

S&P 500 Index. The Contract is not sponsored, endorsed, sold or promoted by Standard & Poor’s, a division of the McGraw-Hill companies, Inc. (“S&P”). S&P makes no representation or warranty, express or implied, to the Owners of the Contract or any member of the public regarding the advisability of investing in securities generally or in the Contract particularly or the ability of the S&P 500 Index to track general stock market performance. S&P’s only relationship to the Company is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the Company or the Contract. S&P has no obligation to take the needs of the Company or the Owners of the Contract into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Contract or the timing of the issuance or sale of the Contract or in determination or calculation of the equation by which the Contract is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Contract.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN, AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE COMPANY, OWNERS OF THE PRODUCT, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

The S&P 500 Index is a stock market index based on the market capitalizations of 500 leading companies publicly traded in the U.S. stock market, as determined by Standard & Poor’s. The S&P 500 Index can go up or down based on the stock prices of the 500 companies that comprise the Index. The S&P 500 Index does not include dividends paid on the securities comprising the Index and therefore does not reflect the full investment performance of the underlying securities.

The S&P 500 Index is a trademark of Standard & Poor’s or its affiliates and has been licensed for use by the Company.

Barclays Risk Balanced Index. Neither Barclays Bank PLC (“BB PLC”) nor any of its affiliates (collectively ‘Barclays’) is the issuer or producer of TruStage™ ZoneChoice Annuity and Barclays has no responsibilities, obligations or duties to investors in TruStage™ ZoneChoice Annuity. The Barclays Risk Balanced Index (the “Index”), together with any Barclays indices that are components of the Index, is a trademark owned by Barclays and, together with any component indices and index data, is licensed for use by the Company as the issuer or producer of TruStage™ ZoneChoice Annuity (the “Issuer”).

Barclays’ only relationship with the Issuer in respect of the Index is the licensing of the Index, which is administered, compiled and published by BB PLC in its role as the index sponsor (the “Index Sponsor”) without regard to the Issuer or the TruStage™ ZoneChoice Annuity or investors in the TruStage™ ZoneChoice Annuity. Additionally, the Company as issuer or producer TruStage™ ZoneChoice Annuity may for itself execute transaction(s) with Barclays in or relating to the Index in connection with TruStage™ ZoneChoice Annuity. Investors acquire TruStage™ ZoneChoice Annuity from the Company and investors neither acquire any interest in the Index nor enter into any relationship of any kind whatsoever with Barclays upon making an investment TruStage™ ZoneChoice Annuity. The TruStage™ ZoneChoice Annuity is not sponsored, endorsed, sold or promoted by Barclays and Barclays makes no representation regarding the advisability of the TruStage™ ZoneChoice Annuity or use of the Index or any data included therein. Barclays shall not be liable in any way to the Issuer, investors or to other third parties in respect of the use or accuracy of the Index or any data included therein.

Barclays Index Administration (“BINDA”), a distinct function within BB PLC, is responsible for day-to-day governance of BB PLC’s activities as Index Sponsor.

To protect the integrity of Barclays’ indices, BB PLC has in place a control framework designed to identify and remove and/or mitigate (as appropriate) conflicts of interest. Within the control framework, BINDA has the following specific responsibilities:

●	oversight of any third party index calculation agent;

●	acting as approvals body for index lifecycle events (index launch, change and retirement); and

●	resolving unforeseen index calculation issues where discretion or interpretation may be required (for example: upon the occurrence of market disruption events).

To promote the independence of BINDA, the function is operationally separate from BB PLC’s sales, trading and structuring desks, investment managers, and other business units that have, or may be perceived to have, interests that may conflict with the independence or integrity of Barclays’ indices.

Notwithstanding the foregoing, potential conflicts of interest exist as a consequence of BB PLC providing indices alongside its other businesses. Please note the following in relation to Barclays’ indices:

●	BB PLC may act in multiple capacities with respect to a particular index including, but not limited to, functioning as index sponsor, index administrator, index owner and licensor.

●	Sales, trading or structuring desks in BB PLC may launch products linked to the performance of an index. These products are typically hedged by BB PLC’s trading desks. In hedging an index, a trading desk may purchase or sell constituents of that index. These purchases or sales may affect the prices of the index constituents which could in turn affect the level of that index.

●	BB PLC may establish investment funds that track an index or otherwise use an index for portfolio or asset allocation decisions.

The Index Sponsor is under no obligation to continue the administration, compilation and publication of the Index or the level of the Index. While the Index Sponsor currently employs the methodology ascribed to the Index (and application of such methodology shall be conclusive and binding), no assurance can be given that market, regulatory, juridical, financial, fiscal or other circumstances (including, but not limited to, any changes to or any suspension or termination of or any other events affecting any constituent within the Index) will not arise that would, in the view of the Index Sponsor, necessitate an adjustment, modification or change of such methodology. In certain circumstances, the Index Sponsor may suspend or terminate the Index. The Index Sponsor has appointed a third-party agent (the “Index Calculation Agent”) to calculate and maintain the Index. While the Index Sponsor is responsible for the operation of the Index, certain aspects have thus been outsourced to the Index Calculation Agent.

Barclays

1.	makes no representation or warranty, express or implied, to the Issuer or any member of the public regarding the advisability of investing in transactions generally or the ability of the Index to track the performance of any market or underlying assets or data; and

2.	has no obligation to take the needs of the Issuer into consideration in administering, compiling or publishing the Index.

Barclays has no obligation or liability in connection with administration, marketing or trading of the TruStage™ ZoneChoice Annuity.

The licensing agreement between the Company and BB PLC is solely for the benefit of the Company and Barclays and not for the benefit of the owners of the TruStage™ ZoneChoice Annuity, investors or other third parties.

BARCLAYS DOES NOT GUARANTEE, AND SHALL HAVE NO LIABILITY TO THE PURCHASERS AND TRADERS, AS THE CASE MAY BE, OF THE TRANSACTION OR TO THIRD PARTIES FOR THE QUALITY, ACCURACY AND/OR COMPLETENESS OF THE INDEX OR ANY DATA INCLUDED THEREIN OR FOR INTERRUPTIONS IN THE DELIVERY OF THE INDEX. BARCLAYS MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE INDEX INCLUDING, WITHOUT LIMITATION, THE INDICES, OR ANY DATA INCLUDED THEREIN. IN NO EVENT SHALL BARCLAYS HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES, OR ANY LOST PROFITS, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES SAVE TO THE EXTENT THAT SUCH EXCLUSION OF LIABILITY IS PROHIBITED BY LAW.

None of the information supplied by Barclays and used in this publication may be reproduced in any manner without the prior written permission of Barclays Bank PLC. Barclays Bank PLC is registered in England No. 1026167. Registered office 1 Churchill Place London E14 5HP.

Any reference to ‘Bloomberg Index Services Limited’ (including as abbreviated to ‘Bloomberg’) in their capacity as the index calculation agent must include the following:

Bloomberg Index Services Limited is the official index calculation and maintenance agent of the Index, an index owned and administered by Barclays. Bloomberg Index Services Limited does not guarantee the timeliness, accurateness, or completeness of the Index calculations or any data or information relating to the Index. Bloomberg Index Services Limited makes no warranty, express or implied, as to the Index or any data or values relating thereto or results to be obtained therefrom, and expressly disclaims all warranties of merchantability and fitness for a particular purpose with respect thereto. To the maximum extent allowed by law, Bloomberg Index Services Limited, its affiliates, and all of their respective partners, employees, subcontractors, agents, suppliers and vendors (collectively, the “protected parties”) shall have no liability or responsibility, contingent or otherwise, for any injury or damages, whether caused by the negligence of a protected party or otherwise, arising in connection with the calculation of the Index or any data or values included therein or in connection therewith and shall not be liable for any lost profits, losses, punitive, incidental or consequential damages.

Dimensional US Small Cap Value Systematic Index. The Dimensional US Small Cap Value Systematic Index (the “Index”) is sponsored and published by Dimensional Fund Advisors LP (“Dimensional”). References to Dimensional include its respective directors, officers, employees, representatives, delegates or agents. The use of “Dimensional” in the name of the Index and the related stylized mark(s) are service marks of Dimensional and have been licensed for use by TruStage. TruStage has entered into a license agreement with Dimensional providing for the right to use the Index and related trademarks in connection with the TruStage™ ZoneChoice Annuity (the “Financial Product”). The Financial Product is not sponsored, endorsed, sold or promoted by Dimensional, and Dimensional makes no representation regarding the advisability of investing in such Financial Product. Dimensional has no responsibilities, obligations or duties to investors in the Financial Product, nor does Dimensional make any express or implied warranties, including, but not limited to, any warranties of merchantability or fitness for a particular purpose or use with respect to the Index, or as to results to be obtained by a Financial Product or any other person or entity from the use of the Index, trading based on the Index, the levels of the Index at any particular time on any particular date, or any data included therein, either in connection with the Financial Product or for any other use. Dimensional has no obligation or liability in connection with the administration, marketing or trading of the Financial Product. In certain circumstances, Dimensional may suspend or terminate the Index. Dimensional has appointed a third-party agent (the “Index Calculation Agent”) to calculate and maintain the Index. While Dimensional is responsible for the operation of the Index, certain aspects have thus been outsourced to the Index Calculation Agent. Dimensional does not guarantee the accuracy, timeliness or completeness of the Index, or any data included therein or the calculation thereof or any communications with respect thereto. Dimensional has no liability for any errors, omissions or interruptions of the Index or in connection with its use. In no event shall Dimensional have any liability of whatever nature for any losses, damages, costs, claims and expenses (including any special, punitive, direct, indirect or consequential damages (including lost profits)) arising out of matters relating to the use of the Index, even if notified of the possibility of such damages. Dimensional has provided TruStage with all material information related to the Index methodology and the maintenance, operation and calculation of the Index. Dimensional makes no representation with respect to the completeness of information related to the Index provided by TruStage in connection with the offer or sale of any Financial Product. Dimensional acts as principal and not as agent or fiduciary of any other person. Dimensional has not published or approved this document, nor does Dimensional accept any responsibility for its contents or use.

Distribution of the Contract

We offer the Contract on a continuous basis. We have entered into a distribution agreement with our affiliate, CBSI, for the distribution of the Contract. MEMBERS Life Insurance Company and CBSI are both wholly-owned subsidiaries of CUNA Mutual Investment Corporation. The principal business address of CBSI is 2000 Heritage Way, Waverly, IA 50677.

We and CBSI enter into selling agreements with other broker-dealer firms (the “Selling Broker-Dealers”) registered under the Securities Exchange Act of 1934, as amended (the “1934 Act”), who are members of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Contracts are sold by registered representatives of the Selling Broker-Dealers (the “Selling Agents”). In those states where the Contract may be lawfully sold, the Selling Agents are licensed as insurance agents by applicable state insurance authorities and appointed as agents of the Company. CBSI also offered securities to customers through CBSI registered representatives until May 2022. Through an agreement between LPL Financial (“LPL”) and CBSI, the majority of these former CBSI registered representatives, which primarily include employees of CBSI’s affiliates or the credit union where their FINRA registered branch is located, registered with LPL. LPL is one of the Selling Broker-Dealers. CBSI receives compensation from LPL for sales by certain LPL registered representatives pursuant to networking agreements with various credit unions, LPL and CBSI.

We pay CBSI and/or our affiliates pay the Selling Broker-Dealers compensation for the promotion and sale of the Contract. The Selling Agents who solicit sales of the Contract typically receive a portion of the compensation paid to the Selling Broker-Dealers in the form of commissions or other compensation, depending on the agreement between the Selling Broker-Dealer and the Selling Agent. The amount and timing of commissions we may pay to Selling Broker-Dealers may vary depending on the selling agreement and the Contract sold but is not expected to be more than 7.25% of the Purchase Payment. We may also pay asset-based commission (sometimes called trail commissions) in addition to the Purchase Payment-based commission. We may pay or allow other promotional incentives or payments in the form of cash or other compensation to the extent permitted by FINRA rules and other applicable laws and regulations.

We also pay compensation to wholesaling broker-dealers or other firms or intermediaries, including payments to affiliates of ours, in return for wholesaling services such as providing marketing and sales support, product training and administrative services to the Selling Agents of the Selling Broker-Dealers. These allowances may be based on a percentage of the Purchase Payment.

In addition to the compensation described above, we may make additional cash payments, in certain circumstances referred to as “override” compensation or reimbursements to Selling Broker-Dealers in recognition of their marketing and distribution, transaction processing and/or administrative services support. These payments are not offered to all Selling Broker-Dealers, and the terms of any particular agreement governing the payments may vary among Selling Broker-Dealers depending on, among other things, the level and type of marketing and distribution support provided. Marketing and distribution support services may include, among other services, placement of the Company’s products on the Selling Broker-Dealers’ preferred or recommended list, increased access to the Selling Broker-Dealers’ registered representatives for purposes of promoting sales of our products, assistance in training and education of the Selling Agents, and opportunities for us to participate in sales conferences and educational seminars. The payments or reimbursements may be calculated as a percentage of the particular Selling Broker-Dealer’s actual or expected aggregate sales of our annuity contracts (including the Contract) and/or may be a fixed dollar amount. Broker-dealers receiving these additional payments may pass on some or all of the payments to the Selling Agent.

You should ask your Selling Agent for further information about what commissions or other compensation he or she, or the Selling Broker-Dealer for which he or she works, may receive in connection with your purchase of a Contract.

Commissions and other incentives or payments described above are not charged directly to you. We intend to recover commissions and other compensation, marketing, administrative and other expenses and costs of Contract benefits through the fees and charges imposed under the Contract.

Business Disruption and Cyber-Security Risks

We rely heavily on interconnected computer systems and digital data to conduct our index-linked product business activities. Because our index-linked product business is highly dependent upon the effective operation of our computer systems and those of our business partners, our business is vulnerable to disruptions from utility outages, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware and software malfunctions), and cyber-attacks. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service, attacks on websites and other operational disruption and unauthorized release of confidential Owner information. Such systems failures and cyber-attacks affecting us, CBSI and intermediaries may adversely affect us and your Contract Value. For instance, systems failures and cyber-attacks may interfere with our processing of Contract transactions, including the processing of orders, impact our ability to calculate Contract Value, cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or CBSI and intermediaries to regulatory fines and financial losses and/or cause reputational damage. The risk of cyber-attacks may be higher during periods of geopolitical turmoil (such as the Russian invasion of Ukraine and the responses by the United States and other governments). There can be no assurance that we, CBSI or intermediaries will avoid losses affecting your Contract due to cyber-attacks or information security breaches in the future.

Authority to Change

Only the President or Secretary of the Company may change or waive any of the terms of your Contract. Any change must be in writing and signed by the President or Secretary of the Company. You will be notified of any such change, as required by law.

Incontestability

We consider all statements in your application (in the absence of fraud) to be representations and not warranties. We will not contest your Contract.

Misstatement of Age or Gender

If an Annuitant’s date of birth is misstated, we will adjust the income Payments under the Contract to be equal to the payout amount the Contract Value would have purchased based on the individuals correct date of birth. If an Annuitant’s gender has been misstated, and the life income rate type is based on gender, we will adjust the income payments under the Contract to be equal to the payout amount the Contract Value would have purchased based on the Annuitant’s correct gender. We will add any underpayments to the next payment. We will subtract any overpayment from future payments. We will not credit or charge any interest to any underpayment or overpayment.

Conformity with Applicable Laws

The provisions of the Contract conform to the minimum requirements of the state in which the Contract is delivered (i.e., the “state of issue”). The laws of the state of issue control any conflicting laws of any other state in which the Owner may live on or after the Contract Issue Date. If any provision of your Contract is determined not to provide the minimum benefits required by the state in which the Contract is issued, such provision will be deemed to be amended to conform or comply with such laws or regulations. Further, the Company will amend the Contract to comply with any changes in law governing the Contract or the taxation of benefits under the Contract.

Reports to Owners

At least annually, we will mail a report to you at your last known address of record, a report that will state the beginning and end dates for the current report period; your Contract Value at the beginning and end of the current report period; the amounts that have been credited and debited to your Contract Value during the current report period, identified by the type of activity the amount represents; the Surrender Value at the end of the current report period; and any other information required by any applicable law or regulation.

You also will receive confirmations of each financial transaction, such as transfers, withdrawals, and surrenders.

Householding

To reduce service expenses, the Company may send only one copy of certain mailings and reports per household, regardless of the number of contract owners at the household. However, you may obtain additional copies upon request to the Company. If you have questions, please call us at 1-800-798-5500, Monday through Friday, 7:30 A.M. to 6:00 P.M., Central Time.

Change of Address

You may change your address by writing to us at our Administrative Office. If you change your address, we will send a confirmation of the address change to both your old and new addresses.

Inquiries

You may make inquiries regarding your Contract by writing to us or calling us at our Administrative Office.

CORPORATE HISTORY OF THE COMPANY

We are a wholly-owned indirect subsidiary of CMFG Life Insurance Company (“CMFG Life”) and a direct wholly-owned subsidiary of CUNA Mutual Investment Corporation (“CMIC”). We were formed by CMFG Life on February 27, 1976, as a stock life insurance company under the laws of the State of Wisconsin for the purpose of writing credit disability insurance. The original name of the Company was CUDIS Insurance Society, Inc. On August 3, 1989, the Company’s name changed to CUMIS Life Insurance, Inc., and was subsequently changed to its current name on January 1, 1993. League Life Insurance Company (Michigan) merged into the Company on January 1, 1992 in connection with the concurrent merger of MEMBERS Life Insurance Company (Texas) into the Company. We re-domiciled from Wisconsin to Iowa on May 3, 2007. On February 17, 2012, we amended and restated our Articles of Incorporation to change our purpose to be the writing of any and all of the lines of insurance and annuity business authorized by Iowa Code Chapter 508 and any other line of insurance or annuity business authorized by the laws of the State of Iowa. Currently, we have no employees.

CMFG Life is a stock insurance company organized on May 20, 1935 and domiciled in Iowa. CMFG Life is one of the world’s largest direct underwriters of credit life and disability insurance and is a major provider of qualified pension products to credit unions. Further, CMFG Life and its affiliated companies currently offer deferred and immediate annuities, individual term and permanent life insurance, and accident and health insurance. In 2012, CMFG Life was reorganized as a wholly-owned subsidiary of TruStage Financial Group, Inc. (f/k/a CUNA Mutual Financial Group, Inc.), which is a wholly-owned subsidiary of CUNA Mutual Holding Company (“CM Holding”), a mutual holding company organized under the laws of the State of Iowa.

In August 2013, the Company began issuing an Index-Linked Annuity Contract under the name “MEMBERS® Zone Annuity”. In July 2016, the Company began issuing a flexible premium variable and index-linked annuity contract under “MEMBERS® Horizon Variable Annuity”. In December 2018, the Company began issuing a flexible premium variable and index-linked annuity contract under “MEMBERS® Horizon II Flexible Premium Deferred Variable and Index Linked Annuity”. In August 2019, the Company began issuing a single premium deferred index annuity under the name “CUNA Mutual Group Zone Income Annuity.” In July 2021, the Company began issuing a single premium deferred annuity with index-linked interest options under the name “CUNA Mutual Group ZoneChoice™ Annuity”. Effective May 1, 2023, the MEMBERS® Horizon II Flexible Premium Deferred Variable and Index Linked Annuity, CUNA Mutual Group Zone Income Annuity, and CUNA Mutual Group ZoneChoice™ Annuity were renamed the TruStage™ Horizon II Flexible Premium Deferred Variable and Index Linked Annuity, TruStage™ Zone Income Annuity, and TruStage™ ZoneChoice Annuity, respectively. These annuity contracts account for all the new product sales of the Company. The Company also serves previously existing blocks of individual and group life policies.

CMFG Life provides significant services required in the conduct of the Company’s operations. We have entered into a Cost Sharing, Procurement, Disbursement, Billing and Collection Agreement for the administration of our business pursuant to which CMFG Life performs certain administrative functions related to agent licensing, payment of commissions, actuarial services, annuity policy issuance and service, accounting and financial compliance, market conduct, general and informational services and marketing as well as share certain resources and personnel with us; and pursuant to which CMFG Life provides us with certain procurement, disbursement, billing and collection services.

You may write us at 2000 Heritage Way, Waverly, Iowa 50677-9202, or call us at 1-800-798-5500.

We share office space with our indirect parent, CMFG Life. CMFG Life occupies office space in Madison, Wisconsin and Waverly, Iowa that is owned by CMFG Life. Expenses associated with the facilities are allocated to us through the Amended and Restated Expense Sharing Agreement that we entered into with CMFG Life on January 1, 2015.

Financial Information

Our financial statements have been prepared in accordance with the statutory accounting practices prescribed or permitted by the insurance regulatory authorities in the Company’s state of domicile.

Investments

Our investment portfolio consists primarily of fixed income securities.

Reinsurance

We reinsure our life insurance exposure with an affiliated insurance company under a traditional indemnity reinsurance arrangement. We entered into a Coinsurance Agreement with CMFG Life in 2012. Under this agreement, we agreed to cede 95% of all insurance in force as of October 31, 2012 to CMFG Life. On September 30, 2015, we amended the Coinsurance Agreement with CMFG Life and now cede 100% of our insurance policies in force to CMFG Life. In 2013, we entered into a second agreement to cede 100% of the business related to MEMBERS® Zone Annuity contracts to CMFG Life. On November 1, 2015, we entered into a Coinsurance and Modified Coinsurance Agreement with CMFG Life to cede 100% of the business related to MEMBERS® Horizon Flexible Premium Deferred Variable and Index Linked Annuity contracts. On October 15, 2018, we amended the Coinsurance and Modified Coinsurance Agreement with CMFG Life to cede 100% of the business related to MEMBERS® Horizon II Flexible Premium Deferred Variable and Index Linked Annuity contracts. Effective January 1, 2019 an Amended and Restated

Coinsurance and Modified Coinsurance Agreement with CMFG Life ceding 100% of the business relating to the MEMBERS Zone Annuity contracts, the MEMBERS Horizon Flexible Premium Deferred Variable and Index Linked Annuity contracts, the MEMBERS Horizon II Flexible Premium Deferred Variable and Index Linked Annuity contracts and the CUNA Mutual Group Zone Income™ Annuity Contracts was put in place. This Amended and Restated Coinsurance and Modified Coinsurance Agreement replaced all prior reinsurance agreements relating to the variable and index-linked annuity contracts issued by the Company. These agreements do not relieve us of our obligations to our policyholders under contracts covered by these agreements. However, they do transfer all of the Company’s underwriting profits and losses to CMFG Life and require CMFG Life to indemnify the Company for all of its liabilities.

Policy Liabilities and Accruals

The applicable accounting standards and state insurance laws under which we operate require that we record policy liabilities to meet the future obligations associated with all of our outstanding policies.

POTENTIAL RISK FACTORS THAT MAY AFFECT OUR BUSINESS AND OUR FUTURE RESULTS

Risks Related to Global Capital Markets, Economy, Competition, and Events Outside Our Control

We are vulnerable to market uncertainty and financial instability. Conditions in the global capital markets and economy could deteriorate in the near future and affect our financial position and our level of earnings from our operations.

Markets in the United States and elsewhere are subject to volatility and disruption. Factors including the COVID-19 pandemic, civil unrest, availability and cost of credit, geopolitical issues and trade disputes have contributed to increased volatility in worldwide capital and equity markets. These global factors also could impact business and consumer confidence and may lead to economic uncertainty, stay-at-home orders, and business shutdowns, thereby causing a slowdown in economic activity. Changes in interest rates and credit spreads could result in fluctuations in the income derived from our investments and could cause a material adverse effect on our business, financial condition, results of operations and cash flows. General economic conditions could also adversely affect the Company by impacting consumer by driving decreased demand for the Company’s products. For example, holders of interest-sensitive life insurance and annuity products may engage in an elevated level of discretionary withdrawals of contract-holder funds, which would adversely affect our business.

Any economic downturn or market disruption could negatively impact our ability to invest our funds. Specifically:

●	our investment portfolio could incur other-than-temporary impairments;

●	due to potential downgrades in our investment portfolio, we could be required to raise additional capital to sustain our current business in force and new sales of our annuity products, which may be difficult in a distressed market. If capital would be available, it may be at terms that are not favorable to us; or

●	our liquidity could be negatively affected. The principal sources of our liquidity are monthly settlements under the coinsurance agreements with CMFG Life, annuity deposits, investment income, proceeds from the sale, maturity and call of investments and capital contributions from CMFG Life. Without sufficient liquidity to pay our policyholder benefits and operating expenses, we could be forced to further limit our operations, and our business could suffer.

Events outside of our control may negatively affect our business continuity, results of operations and financial performance.

The occurrence of a disaster, such as a natural catastrophe, pandemic, industrial accident, blackout, terrorist attack, war, cyberattack, computer virus, insider threat, unanticipated problems with our disaster recovery processes, a support failure from external providers or other events outside of our control, could have an adverse effect on our ability to conduct business and on our results of operations and financial condition, particularly if those events affects our computer-based data processing transmission, storage, and retrieval systems or destroy data. If a significant number of employees were unavailable in the event of a disaster, our ability to effectively conduct business could be severely compromised. Our systems are also subject to compromise from internal threats. In addition to disruptions to our operations, period of market volatility may occur in response to pandemics or other events outside of our control.

The failure to understand and respond effectively to the risks associated with global climate change could adversely affect our achievement of our long-term strategy.

Global climate change could pose a systemic risk to the financial system. Global climate change could increase the frequency and severity of weather-related disasters and pandemics. Efforts to reduce greenhouse gas emissions and limit global warming could impact global investment asset valuations. There is also a risk that some asset sectors could face significantly higher costs and an adjustment to asset values leading to an adverse impact on the value and future performance of investment assets as a result of global climate change and regulatory or other responses, including changing preferences of investment managers and investors and their evaluation of associated risk. Climate change could also impact other counterparties, including reinsurers and derivatives counterparties. A failure to identify and address these global climate issues could cause a material adverse effect on the achievement of our business objectives.

The duration of the COVID-19 pandemic, development of variant strains of the virus, and actions taken by governmental authorities in response to the continued pandemic may adversely impact our business, financial condition, results of operations and cash flows.

We continue to closely monitor developments related to COVID-19. The extent to which the COVID-19 pandemic impacts our business, results of operations, financial condition and cash flows will depend on future developments, which remain uncertain, including the efficacy of vaccines and effective long-term treatments against variant strains of COVID-19. We are also unable to predict the duration and effectiveness of governmental and regulatory actions taken to contain the variant strains or the impact of future laws, regulations or restrictions on our business. These potential impacts, while uncertain, could adversely affect our results of operations and financial performance.

We operate in a highly competitive industry, which may impair our ability to attract new customers and impair our ability to retain customers, which could impact profitability and financial strength.

We face competition from companies that are substantially larger and enjoy substantially greater financial resources, claims-paying ability and financial strength, broader and more diversified product lines and more widespread distribution relationships. Our annuity products compete with fixed indexed, traditional fixed rate and variable annuities (and combinations thereof) sold by other insurance companies and also with mutual fund products, traditional bank investments and other investment and retirement funding alternatives offered by asset managers, banks and broker-dealers. Our annuity products also compete with products of other insurance companies, financial intermediaries and other institutions based on a number of factors, including crediting rates, policy terms and conditions, services provided to distribution channels and policyholders, ratings, reputation and distribution compensation.

Our ability to compete will depend in part on the performance of our products. We will not be able to accumulate and retain assets under management for our products if our products underperform the market or the competition, since such underperformance likely would result in asset withdrawals and reduced sales.

We compete for distribution sources for our products. Our distributors will generally be free to sell products from whichever providers they wish, which makes it important for us to continually offer distributors products and services they find attractive. If our products or services fall short of distributors’ needs, we may not be able to establish and maintain satisfactory relationships with distributors of our annuity products. Our ability to compete will also depend in part on our ability to develop innovative new products and bring them to market more quickly than our competitors. In order for us to compete in the future, we will need to continue to bring innovative products to market in a timely fashion. Otherwise, our revenues and profitability could suffer.

The loss of key executives could disrupt our operations.

Our success depends in part on the continued service of key executives within our Company and CMFG Life’s ability to attract and retain additional executives and employees. The loss of key executives or CMFG Life’s inability to recruit and retain additional qualified personnel could cause disruption in our business and prevent us from fully implementing our business strategies, which could materially and adversely affect our business, growth and profitability.

Risks Related to Regulation

Our business is heavily regulated, which impacts our profitability and growth.

Our business is subject to extensive and potentially conflicting state and federal tax, securities, insurance and employee benefit plan laws and regulations in the jurisdictions in which we operate. These laws and regulations are complex and subject to change, which could have an unknown or adverse impact on us. Moreover, these laws and regulations are administered and enforced by a number of different governmental and self-regulatory authorities, including state insurance regulators, state securities administrators, the U.S. Securities and Exchange Commission (“SEC”), the Financial Industry Regulatory Authority, banking regulators, the U.S. Department of Labor, the United States Department of Justice, the U.S. Internal Revenue Service, and state attorneys general, each of which exercises a degree of interpretive latitude. We are also subject to the laws and regulations from state insurance regulators and the National Association of Insurance Commissioners (“NAIC”), who regularly re-examine existing laws and regulations applicable to insurance companies and their products. In some cases, these laws and regulations are designed to protect or benefit the interests of a specific constituency rather than a range of constituencies. In many respects, these laws and regulations limit our ability to grow and improve the profitability of our business.

Governmental initiatives intended to improve global and local economies may not be effective and may be accompanied by other initiatives that could materially affect our results of operations, financial condition and liquidity in ways that we cannot predict.

Regulatory authorities are or may in the future consider enhanced or new regulatory requirements intended to prevent future crises or otherwise assure the stability of institutions under their supervision. These authorities may also seek to exercise their supervisory or enforcement authority in new or more robust ways. All of these possibilities, if they occurred, could affect the way we conduct our business and manage our capital, and may require us to satisfy increased capital requirements, any of which in turn could materially affect our results of operations, financial condition and liquidity.

The application of, or changes in, state and federal regulation and oversight may affect our profitability.

We are subject to regulation under applicable insurance statutes, including insurance holding company statutes, in the various states in which we transact business. Insurance regulation is intended to provide safeguards for policyholders rather than to protect shareholders of insurance companies or their holding companies. A failure to meet these requirements could subject us to further examination or corrective action imposed by insurance regulators, including limitations on our ability to write additional business, increased regulatory supervision, or seizure or liquidation.

Regulators oversee matters relating to trade practices, policy forms, claims practices, guaranty funds, types and amounts of investments, reserve adequacy, insurer solvency, minimum amounts of capital and surplus, transactions with related parties, changes in control and payment of dividends.

State insurance regulators and the NAIC continually reexamine existing laws and regulations and may impose changes in the future.

We are subject to the NAIC’s risk-based capital requirements which are intended to be used by insurance regulators as an early warning tool to identify deteriorating or weakly capitalized insurance companies for the purpose of initiating regulatory action. We also may be required, under solvency or guaranty laws of most states in which we do business, to pay assessments up to certain prescribed limits to fund policyholder losses or liabilities for insolvent insurance companies. A failure to meet these requirements could subject us to further examination or corrective action imposed by insurance regulators, including limitations on our ability to write additional business, increased regulatory supervision, or seizure or liquidation.

Federal legislation and administrative policies in several areas, including pension regulation, anti-discrimination regulation, financial services regulation, securities regulation and federal taxation, significantly affect the insurance business.

For example, the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank”) enacted in July 2010 made sweeping changes to the regulation of financial services entities, products and markets.

Among other things, Dodd-Frank imposes a comprehensive regulatory regime on the over-the-counter (“OTC”) derivatives marketplace and grants joint regulatory authority to the SEC and the U.S. Commodity Futures Trading Commission (“CFTC”) over OTC derivatives. As a result, certain of the Company’s derivatives operations are subject to, among other things, recordkeeping, reporting and documentation requirements and clearing requirements for certain swap transactions (currently, certain interest rate swaps and index-based credit default swaps; cleared swaps require the posting of margin to a clearinghouse via a futures commission merchant and, in some case, to the futures commission merchant as well).

In addition, in the latter part of 2015, U.S. federal banking regulators and the CFTC adopted regulations that require swap dealers, security-based swap dealers, major swap participants and major security-based swap participants (“Swap Entities”) to post margin to, and collect margin from, their OTC swap counterparties (the “Margin Rules”). The Margin Rules imposed phased-in requirements for the Company to exchange variation margin and initial margin with its derivatives counterparties that are Swap Entities.

Dodd-Frank also established various oversight regimes that impact our business:

●	The Federal Insurance Office (“FIO”) under the U.S. Treasury Department is authorized to, among other things, (1) monitor all aspects of the insurance industry and of lines of business other than certain health insurance, certain long-term care insurance and crop insurance and (2) recommend changes to the state system of insurance regulation to the U.S. Congress. The FIO was required to issue several reports to Congress on the insurance industry, most notably, (i) a report on “how to modernize and improve the system of insurance regulation in the United States”, and (ii) a report on “the breadth and scope of the global reinsurance market and the critical role such market plays in supporting insurance in the United States.”

●	The Financial Stability Oversight Council (the “FSOC”) is charged with identifying risks to the financial stability of the U.S. financial markets, promoting market discipline, and responding to emerging threats to the stability of the U.S. financial markets. The FSOC is empowered to make recommendations to primary financial regulatory agencies regarding the application of new or heightened standards and safeguards for financial activities or practices, and certain participation in such activities, that threaten the stability of the U.S. financial markets. In addition, the FSOC is authorized to determine whether an insurance company is a systematically important financial institution (“SIFI”) and to recommend that it should be subject to enhanced prudential standards and to supervision by the Board of Governors of the Federal Reserve System. The Company’s

assets, liabilities and operations do not currently satisfy the financial thresholds that serve as the first step of the three-stage process to designate a non-bank financial company as a SIFI. While it is unlikely that FSOC will be designating additional non-bank financial companies as systematically significant, there can be no assurance of that it will not do so in the future.

●	Title II of Dodd-Frank provides that the Federal Deposit Insurance Corporation (“FDIC”), under certain circumstances, may be appointed receiver of a “covered financial company,” which could include an insurance company, for purposes of liquidating such company. This would apply to insurance companies in a limited context, where the relevant state insurance regulator has failed to act within 60 days after a determination has been made to subject the insurance company to the FDIC’s orderly liquidation authority, and resolution by the FDIC would be in accordance with state insurance law. The uncertainty about regulatory requirements could influence the Company’s product line or other business decisions with respect to some product lines.

●	The Consumer Financial Protection Bureau (“CFPB”) is an independent division of the Department of Treasury with jurisdiction over credit, savings, payment, and other consumer financial products and services, but excluding investment products already regulated by the SEC or the CFTC. The CFPB has supervisory authority over certain non-banks whose activities or products it determines pose risks to consumers.

In addition to promulgating rules that could impose compliance obligations on the Company, the CFPB continues to bring enforcement actions involving a growing number of issues, including actions brought jointly with state Attorneys General, which could directly or indirectly affect the Company. Additionally, the CFPB is exploring the possibility of helping Americans manage their retirement savings and is considering the extent of its authority in that area.

Many of the Dodd-Frank’s requirements could have adverse consequences for the financial services industry, including for the Company. Dodd-Frank could make it more expensive for the Company to conduct business, require the Company to make changes to its business model, or satisfy increased capital requirements.

Other regulatory requirements may indirectly impact us. For example, non-U.S. counterparties of the Company may also be subject to non-U.S. regulation of their derivatives transactions with the Company. In addition, counterparties regulated by the Prudential Regulators (which consist of the Office of the Comptroller of the Currency, the Board of Governors of the Federal Reserve System, the FDIC, the Farm Credit Administration, and the Federal Housing Finance Agency) are subject to liquidity, leverage and capital requirements that impact their derivatives transactions with the Company. Collectively, these new requirements have increased the direct and indirect costs of our derivatives activities and may further increase them in the future.

Changes in state laws and federal laws regarding fiduciary/best interest standards may affect the Company’s operations and profitability.

The sales of our insurance products could also be adversely affected to the extent that some or all of the firms that distribute our products face heightened regulatory scrutiny, increased regulation and potentially heightened litigation risks that cause them to de-emphasize sales of the types of products issued by us.

The SEC adopted Regulation Best Interest (“Regulation BI”), which generally went effective on June 30, 2020. Among other things, Regulation BI imposes a standard of care on broker-dealers making recommendations to their customers of securities transactions. The changes under Regulation BI could increase our overall compliance costs. In addition, these changes may lead to greater exposure to legal claims in certain circumstances, including an increased risk of regulatory enforcement actions or potentially private claims. It remains unclear whether or to what extent Regulation BI, and the evolving nature of the enforcement and interpretation of the rules by the SEC, could ultimately affect distribution partners’ willingness to recommend our insurance products.

Various states are also developing rules raising the standard of care owed by insurance agents to their customers. For example, in February 2020, the NAIC adopted a model rule requiring a “best interest”

standard of care in connection with sales of annuity products. Some state insurance regulators have adopted the NAIC model, or their own regulations that may impose similar obligations as the NAIC’s model. As a result, as this or similar changes are adopted by our state insurance regulator(s) and made applicable to us or the third-party firms that distribute our products, they could have an adverse impact on our business.

Changes in federal income taxation laws may affect sales of our products and profitability.

The annuity products that we market generally provide the policyholder with certain federal income tax advantages. For example, federal income taxation on any increases in non-qualified annuity contract values (i.e., the “inside build-up”) is deferred until it is received by the policyholder. With other savings and investments, such as certificates of deposit and taxable bonds, the increase in value is generally taxed each year as it is earned.

From time to time, various tax law changes have been proposed that could have an adverse effect on our business, including the elimination of all or a portion of the income tax advantages for annuities. If legislation were enacted to eliminate the tax deferral for annuities, such a change may have an adverse effect on our ability to sell non-qualified annuities. Non-qualified annuities are annuities that are not sold to a qualified retirement plan.

Distributions from non-qualified annuity policies have been considered “investment income” for purposes of the Medicare tax on investment income contained in the Health Care and Education Reconciliation Act of 2010. As a result, in certain circumstances, a 3.8% tax (“Medicare Tax”) may be applied to some or all of the taxable portion of distributions from non-qualified annuities to individuals whose income exceeds certain threshold amounts. This new tax may have an adverse effect on our ability to sell non-qualified annuities to individuals whose income exceeds these threshold amounts and could accelerate withdrawals due to this additional tax. The constitutionality of the Health Care and Education Reconciliation Act of 2010 is currently the subject of multiple litigation actions initiated by various state attorneys general, and the Act is also the subject of several proposals in the U.S. Congress for amendment and/or repeal. The outcome of such litigation and legislative action as it relates to the 3.8% Medicare Tax is unknown at this time.

Risks Related to Regulatory Investigations and Litigation

We face risks relating to legal and regulatory investigations and litigation, which may adversely impact our business.

We may become involved in litigation, both as a defendant and as a plaintiff, relating to claims arising out of our operations in the normal course of business. In addition, state regulatory bodies, such as state insurance departments, the SEC, FINRA, the Department of Labor, and other regulatory bodies regularly make inquiries and conduct examinations or investigations of companies in the annuity business concerning compliance with, among other things, insurance laws, securities laws, the Employee Retirement Income Security Act of 1974, as amended, and laws governing the activities of broker-dealers. Companies in the annuity business have faced litigation, including class action lawsuits, alleging improper product design, improper sales practices and similar claims. Litigation and actions, inquiries and investigations by governmental authorities and regulators are inherently unpredictable, and a substantial legal liability or a significant regulatory action against us could have a material adverse effect on our business, financial condition or results of operations, including requiring significant time and expense. Moreover, even if we ultimately prevail in any litigation or any action or investigation by governmental authorities or regulators, we could suffer significant reputational harm.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

Management’s Discussion and Analysis of Financial Condition and Results of Operations reviews our financial condition at June 30, 2023 and December 31, 2022; our results of operations for the three and six months ended June 30, 2023 and 2022 and where appropriate, factors that may affect future financial performance. This discussion should be read in conjunction with our statutory basis financial statements and notes thereto appearing elsewhere in this Prospectus. The dollar amounts disclosed in this Management’s Discussion and Analysis of Financial Condition and Results of Operations are in thousands.

The following discussion covers the three and six months ended June 30, 2023 and the year ended December 31, 2022. Please see the discussion that follows for a more detailed analysis of the fluctuations. Our comparative analysis of 2021 and the year ended December 31, 2020 is included under the heading “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our Form S-1 for the fiscal year ended December 31, 2021 filed with the SEC on April 6, 2022.

Cautionary Statement Regarding Forward-Looking Information

All statements, trend analyses and other information contained in this Prospectus and elsewhere (such as in press releases, presentations by us, our immediate parent, CMIC, or CUNA Mutual Holding Company (“CM Holding”), our management or oral statements) relative to markets for our products and trends in our operations or financial results, as well as other statements including words such as “anticipate”, “believe”, “plan”, “estimate”, “expect”, “intend”, and other similar expressions, constitute forward-looking statements. The Company cautions that these statements may vary from actual results and the differences between these statements and actual results can be material. Accordingly, the Company cannot assure you that actual results will not differ materially from those expressed or implied by the forward-looking statements. Factors that could contribute to these differences include, among other things:

●	general economic conditions and other factors, including prevailing interest rate levels and stock and credit market performance which may affect (among other things) our ability to sell our products, our ability to access capital resources and the costs associated therewith, the fair value of our investments, which could result in other than temporary impairments, and the lapse rate and profitability of policies;

●	customer response to new products and marketing initiatives;

●	changes in the Federal income tax laws and regulations that may affect the relative income tax advantages of our products;

●	increasing competition in the sale of annuities;

●	regulatory changes or actions, including those relating to regulation of financial services affecting (among other things) bank and credit union sales and underwriting of insurance products and regulation of the sale, underwriting and pricing of products; and

●	the risk factors or uncertainties disclosed in this Prospectus.

For a detailed discussion of these and other factors that might affect our performance see the section entitled “Potential Risk Factors That May Affect Our Business and Our Future Results.”

Overview

The Company is a direct wholly-owned subsidiary of CMIC. The Company’s ultimate parent is CM Holding, a mutual insurance holding company organized under the laws of Iowa. On February 17, 2012, the Company amended and restated the Company’s Articles of Incorporation to change the Company’s purpose to be the writing of any and all of the lines of insurance and annuity business authorized by Iowa Code Chapter 508 as authorized by the laws of the State of Iowa.

The Company is authorized to sell life, health and annuity policies in all states in the U.S. and the District of Columbia, except New York. All life and health premiums of the Company are generated in the United States with a significant portion in California, Florida, Georgia, Michigan, North Carolina, Pennsylvania, Texas, and Wisconsin for the three and six months ended June 30, 2023 and 2022, and the years ended December 31, 2022, and 2021. No other state represents more than 5% of the Company’s premiums for any of the periods presented. All annuity deposits of the Company are received in the United States with a significant portion in California, Connecticut, Florida, Georgia, Iowa, Michigan, Minnesota, New Jersey, North Carolina, Pennsylvania, Rhode Island, South Carolina, Texas, Virginia, and Wisconsin for the three and six months ended June 30, 2023 and 2022, and the years ended December 31, 2022, and 2021. No other state represents more than 5% of the Company’s annuity deposits for any of the periods presented. Premiums for life and health products are related to the Company’s legacy products and a whole life product introduced in 2021. Premium deposits on annuities are related to the Company’s annuity contracts including MEMBERS® Zone Annuity, MEMBERS® Horizon Flexible Premium Deferred Variable and Index Linked Annuity, TruStage™ Horizon II Annuity (f/k/a MEMBERS® Horizon II Flexible Premium Deferred Variable and Index Linked Annuity), TruStage™ Zone Income Annuity and TruStage™ ZoneChoice Annuity (collectively, the “Registered Index Annuities”).

As of June 30, 2023 and December 31, 2022, the Company had more than $367,000 and $346,000 in assets and more than $840,000 and $681,000 of life insurance in force, respectively.

The Company distributes the annuity contracts through multiple face-to-face distribution channels, including:

●	Managed Agents: employees of CMFG Life who distribute insurance and investment products to members of credit unions that have contracted with the Company and its affiliates (credit union partners) and LPL Financial LLC (“LPL”) to provide these services. Managed agents are registered representatives with LPL;

●	Dual Employee Agents: employees of credit unions who distribute insurance and investment products to members of credit unions that have contracted with the Company and its affiliates, as well as LPL, to provide these services. These agents are registered representatives of LPL as described previously; and

●	Independent Agents: agents who also represent other insurance companies and, along with or through an unaffiliated broker-dealer, contract with the Company to offer its annuity products that are made available for distribution through this channel.

The Company has entered into reinsurance agreements to cede to CMFG Life 100% of the business related to the Registered Index Annuities and all insurance policies in force. These agreements do not relieve the Company of the Company’s obligations to the Company’s policyholders under contracts covered by these agreements. However, they do transfer all of the Company’s underwriting profits and losses to CMFG Life and require CMFG Life to indemnify the Company for all of its liabilities. As a result, the Company believes its profitability from insurance operations going forward will be minimal.

Prior to 2021, the Company only serviced existing closed blocks of individual and group life policies which were 100% ceded to CMFG Life. In 2021, the Company began selling a whole life policy under the name TruStage Advantage Whole Life (“TAWL”). The Company distributes TAWL through unaffiliated broker-

dealers which represent other insurance companies and contract with the Company to offer its whole life product through the broker-dealer’s distribution channels. In 2021, the Company entered into a reinsurance agreement to cede 100% of the premium, expenses and benefits of TAWL to CMFG Life.

CMFG Life provides significant services required in the conduct of the Company’s operations pursuant to a Cost Sharing, Procurement, Disbursement and Billing and Collection Agreement. CMFG Life allocates expenses to the Company on the basis of estimated time spent by employees of CMFG Life on Company matters and the use of operational resources. Management believes the allocations of expenses are reasonable and that the results of the Company’s operations may have materially differed in a negative manner from the results reflected in the accompanying statutory basis financial statements if the Company did not have this relationship.

Summary of Significant Accounting Policies

The complexity of the business environment and applicable authoritative accounting guidance requires us to closely monitor the Company’s accounting policies. The following summary of the Company’s critical accounting policies is intended to enhance the assessment of the Company’s financial condition and results of operations and the potential volatility due to changes in estimates.

Use of Estimates - The preparation of the statutory basis financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the statutory basis financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and, in some cases, the difference could be material. Investment valuations, policy reserve valuations, determination of other-than-temporary impairments (“OTTI”), deferred tax asset valuation reserves and reinsurance balances are most affected by the use of estimates and assumptions.

Investments - Investments are valued as prescribed by the National Association of Insurance Commissioners (“NAIC”).

Bonds and notes: Bonds and notes with an NAIC designation of 1 through 5 are generally stated at amortized cost. Bonds and notes with an NAIC designation of 6 are stated at the lower of amortized cost or fair value. Loan-backed securities may be carried at the lower of amortized cost or fair value if they receive an initial rating of 6 under the multiple-designation methodology. Prepayment assumptions for loan-backed securities are obtained from historical industry prepayment averages, industry survey values or internal estimates to determine the effective yield. Changes in the anticipated prepayments are incorporated when determining statement values. Changes in estimated cash flows from the previous assumptions are accounted for using the prospective method.

Fair Value - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value of assets and liabilities into three broad levels. The Company has categorized its financial instruments, based on the degree of subjectivity inherent in the valuation technique, as follows:

Level 1: Inputs are directly observable and represent quoted prices for identical assets or liabilities in active markets the Company has the ability to access at the measurement date.

Level 2: All significant inputs are observable, either directly or indirectly, other than quoted prices included in Level 1, for the asset or liability. This includes: (i) quoted prices for similar instruments in active markets, (ii) quoted prices for identical or similar instruments in markets that are not active, (iii) inputs other than quoted prices that are observable for the instruments and (iv) inputs that are derived principally from or corroborated by observable market data by correlation or other means.

Level 3: One or more significant inputs are unobservable and reflect the Company’s estimates of the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk.

For purposes of determining the fair value of the Company’s assets and liabilities, observable inputs are those inputs used by market participants in valuing financial instruments, which are developed based on market data obtained from independent sources. In the absence of sufficient observable inputs, unobservable inputs, reflecting the Company’s estimates of the assumptions market participants would use in valuing financial assets and liabilities, are developed based on the best information available in the circumstances. The Company uses prices and inputs that are current as of the measurement date. In some instances, valuation inputs used to measure fair value fall into different levels of the fair value hierarchy. The category level in the fair value hierarchy is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following table summarizes the carrying amounts and fair values of the Company’s financial instruments for which it is practicable to estimate fair value by fair value measurement level at June 30, 2023:

	Carrying Amount	Fair Value	Level 1	Level 2	Level 3
Financial instruments recorded as assets:
Bonds and notes	$44,949	$41,541	$-	$41,541	$-
Cash equivalents	48,741	48,741	48,741	-	-
Separate account assets	237,505	237,505	-	237,505	-
Financial instruments recorded as liabilities:
Separate account liabilities	237,505	237,505	-	237,505	-

The following table summarizes the carrying amounts and fair values of the Company’s financial instruments for which it is practicable to estimate fair value by fair value measurement level at December 31, 2022:

	Carrying Amount	Fair Value	Level 1	Level 2	Level 3
Financial instruments recorded as assets:
Bonds and notes	$45,855	$42,116	$-	$42,116	$-
Cash equivalents	42,915	42,915	42,915	-	-
Separate account assets	229,659	229,659	-	229,659	-
Financial instruments recorded as liabilities:
Separate account liabilities	229,659	229,659	-	229,659	-

The carrying amounts for accrued net investment income, and certain receivables and payables approximate fair value due to their short-term nature and have been excluded from the fair value tables above.

Other-Than-Temporary Investment Impairments – Investment securities are reviewed for other than temporary impairment (“OTTI”) on an ongoing basis. The Company creates a watchlist of securities primarily based on the fair value of an investment security relative to its amortized cost. When the fair value drops below the Company’s amortized cost, the Company monitors the security for OTTI. The determination of OTTI requires significant judgment on the part of the Company and depends on several factors, including, but not limited to:

●	The existence of any plans to sell the investment security.
●	The extent to which fair value is less than statement value.
●	The underlying reason for the decline in fair value (credit concerns, interest rates, etc.).
●	The financial condition and near term prospects of the issuer/borrower, including the ability to meet contractual obligations, relevant industry trends and conditions and cash flow analysis.
●	For mortgage-backed and structured securities, the Company’s intent and ability to retain our investment for a period of time sufficient to allow for an anticipated recovery in fair value.
●	The Company’s ability to recover all amounts due according to the contractual terms of the agreements.
●	The Company’s collateral position in the case of bankruptcy or restructuring.

A bond or note is considered to be other-than-temporarily impaired when the fair value is less than the amortized cost basis and its value is not expected to recover through the Company’s holding period. When this occurs, the Company records a realized capital loss equal to the difference between the amortized cost and fair value. The fair value of the other-than-temporarily impaired security becomes its new amortized cost. If the bond is a loan-backed or structured security, it is considered to be other-than-temporarily impaired when the amortized cost exceeds the present value of cash flows expected to be collected and its value is not expected to recover through the Company’s holding period. The amount of the OTTI recognized in net income as a realized loss equals the difference between the investment’s amortized cost basis and its expected cash flows.

Management believes it has made an appropriate provision for other-than-temporarily impaired securities owned at June 30, 2023 and December 31, 2022. Future declines in fair value may result in additional OTTI. Additional OTTI will be recorded as appropriate and as determined by the Company’s regular monitoring procedures of additional facts. In light of the variables involved, such additional OTTI could be significant.

Reinsurance - Reinsurance premiums, claims and benefits, commission expense reimbursements, and reserves related to reinsured business ceded are accounted for on a basis consistent with the accounting for the underlying direct policies issued and the terms of the reinsurance contracts. Premiums and benefits ceded to other companies have been reported as reductions of premium income and benefits in the accompanying statutory basis statements of operations. Policy and claim reserves are reported net of unbilled reinsurance recoverables. The Company has evaluated its reinsurance contracts and determined that all significant contracts transfer the underlying economic risk of loss. CMFG Life, which is a related party, is the only reinsurer and there is no concern of default on reinsurance receivable balances as CMFG Life is highly rated and well capitalized.

The Company entered into coinsurance and modified coinsurance agreements with CMFG Life to cede 100% of our life, accident and health, and annuity business as described previously in the Overview of this Management’s Discussion and Analysis of Financial Condition and Results of Operations. The Company entered into the agreements for the purpose of limiting our exposure to loss on any one single insured, diversifying our risk and limiting our overall financial exposure to certain products, and to meet our overall financial objectives. The Company retains the risk of loss in the event that CMFG Life is unable to meet the obligations assumed under the reinsurance agreements.

Separate Accounts - The Company issues Registered Index Annuities, the assets and liabilities of which are legally segregated and reflected in the accompanying statutory basis statements of admitted assets, liabilities and capital and surplus as assets and liabilities of the separate accounts. All separate account assets and liabilities are ceded to CMFG Life except the MEMBERS Life Variable Separate Account which is used to fund the variable accounts within the flexible premium variable and index-linked deferred annuities.

Separate account assets for the variable annuity component of the flexible premium variable and index-linked deferred annuities are stated at fair value. Separate account liabilities are accounted for in a manner similar to other policy reserves. Separate account premium deposits, benefit expenses and contract fee income for investment management and policy administration are reflected by the Company in the accompanying statutory basis statements of operations.

The variable annuity contract holders of the flexible premium variable and index-linked deferred annuities are able to invest in investment funds managed for their benefit. All of the flexible premium variable and index-linked deferred annuity separate account assets are invested in unit investment trusts that are registered with the SEC as of June 30, 2023 and December 31, 2022.

CMFG Life, on behalf of the Company, invests the single premium deferred index annuity, single premium deferred index-linked interest options annuity, single premium deferred modified guaranteed index annuity and flexible premium deferred variable premiums for the benefit of the contract holder. The single premium deferred index, single premium deferred modified guaranteed index and flexible premium variable and index-linked deferred annuities have two risk control accounts, referred to as the Secure and Growth Accounts; the Secure Account has a yearly credited interest rate floor of 0% and the yearly Growth Account floor is -10%. The Secure and Growth Accounts both have credited interest rate caps that vary with issuance. The single premium deferred index-linked interest options annuity has risk control accounts, with either caps and floors or participation rates and buffers applied based on the performance of an external index. For positive index performance, accounts with caps limit the interest credited to the policyholder at the cap; accounts with participation rates credit the full index performance multiplied by the participation rate to the policyholder. For negative index performance, floors represent the maximum negative interest credited a policyholder can receive, while the buffer represents the maximum negative index return for an interest term that will not result in negative interest credited to the contract. Interest is credited at the end of each Contract Year during the selected index term based on the allocation between risk control accounts and the performance of an external index during that Contract Year. At the end of the initial index term, only the Secure Account will be available as an option to the policyholder.

Policy and Contract Claim Reserves – Liabilities established for unpaid benefits for life insurance contracts represent the estimated amounts required to cover the ultimate cost of settling reported and incurred but unreported losses. These estimates are adjusted in the aggregate for ultimate loss expectations based on historical experience patterns and current economic trends. Any change in the probable ultimate liabilities, which might arise from new information emerging, is reflected in the statutory basis statements of operations in the period the change is determined to be necessary. Such adjustments could be material.

The policy and contract claim reserves are 100% ceded to CMFG Life.

Policy Reserves – Life Insurance reserves: Traditional life insurance reserves are computed on either the net level reserve basis or the Commissioner’s Reserve Valuation Method basis dependent on product type and issue date using the applicable mortality table.

The Company waives deduction of deferred fractional premiums upon death of the insured and returns the portion of the final premium beyond the date of death. Surrender values are not promised in excess of legally computed reserves.

Extra premiums are charged for substandard lives, plus the gross premium for a rated age. Mean reserves are determined by computing the regular mean reserve for the plan at the rated age and holding, plus one-half of the extra premium charge for the year.

Tabular interest, tabular less actual reserves released, tabular cost and tabular interest on funds not involving life contingencies have all been determined by formulas prescribed by the regulator of the Company’s state of domicile (“Insurance Department”).

Individual annuity reserves: Policyholder reserves related to individual annuity contracts are computed using the Commissioner’s Annuity Reserve Valuation Method (“CARVM”), along with Valuation Method (“VM”) 21 for equity indexed annuities and variable annuities, during the contract accumulation period and the present value of future payments for contracts that have annuitized. Policyholder reserves related to single premium deferred index annuity, single premium deferred modified guaranteed index annuity and flexible premium variable and index linked deferred annuity contracts are computed using CARVM, along with Actuarial Guideline (“AG”) 33 and 35 and VM 21 for policies greater than ten days after issue; for the first ten days, the reserve is equal to the return of premium. A reserve floor for all deferred annuities is set equal to the cash surrender value.

The policy reserves are 100% ceded to CMFG Life.

Liability for Deposit-Type Contracts - The Company recognizes a liability for policyholder deposits that are not subject to policyholder mortality or longevity risk at the stated account value. The account value equals the sum of the original deposit plus accumulated interest, less any withdrawals and expense charges. Such deposits primarily represent annuity contracts without life contingencies.

The liability for deposit-type contracts is 100% ceded to CMFG Life.

Income Tax - Deferred income taxes are recognized, subject to an admissibility test for deferred tax assets, and represent the future tax consequences attributable to differences between the statutory basis financial statement carrying amount of assets and liabilities and their respective tax bases. Gross deferred tax assets are reduced by a statutory valuation allowance if it is more likely than not that some portion or all of the deferred tax assets will not be realized. Recorded deferred tax amounts are adjusted to reflect changes in income tax rates and other tax law provisions as they are enacted. The net change in deferred taxes is recorded directly to unassigned surplus.

The Company is subject to tax-related audits. The Company accounts for any federal and foreign tax contingent liabilities in accordance with Statement of Statutory Accounting Principles (“SSAP”) No. 5R, Liabilities, Contingencies and Impairments of Assets as modified by SSAP No. 101, Income Taxes, and any state and other tax contingent liabilities in accordance with SSAP No. 5R.

Statutory Valuation Reserves - The Interest Maintenance Reserve (“IMR”) is maintained for the purpose of stabilizing the surplus of the Company against gains and losses on sales of investments that are primarily attributable to changing interest rates. The interest rate-related gains and losses are deferred and amortized into income over the remaining lives of the securities sold. If the IMR is calculated to be a net asset, it is nonadmitted.

The Asset Valuation Reserve (“AVR”) is a formulaic reserve for fluctuations in the values of invested assets, primarily bonds and notes. Changes in the AVR are charged or credited directly to unassigned surplus.

Other Liabilities - The Company issues the Registered Index Annuities on the 10th and 25th of each month. The Company recognizes a liability on contracts for which it has received cash, but has not issued a contract. Other liabilities primarily consist of these customer funds pending completion of the policy issuance process. The customer funds are released from other liabilities when the policy application is completed.

Executive Summary

The Company provides life and health insurance throughout the United States servicing its existing blocks of individual and group life policies. The Company began marketing and distributing, through a third party, TAWL contracts in 2021 and since has expanded using other third-party distributors. The Company provides Registered Index Annuities throughout the United States except in New York.

The Company cedes 100% of our insurance and annuity policies in force to CMFG Life. This does not relieve the Company of our obligations to our policyholders under contracts covered by these agreements. However, the reinsurance agreements transfer all of the Company’s underwriting profits and losses to CMFG Life and require CMFG Life to indemnify the Company for all of its liabilities. See Note 7 of the Notes to the Condensed Statutory Basis Financial Statements appearing elsewhere in this Prospectus for information on the effect of these agreements and information on commissions.

Results of Operations for the Years ended December 31, 2022 and 2021

Total revenues, which consisted mainly of net investment income, reinsurance commissions and other income were $160,907 and $202,540 for the years ended December 31, 2022 and 2021, respectively. The decrease in total revenues in 2022 as compared to 2021, was primarily due to a decrease in other income, as described below. Total net investment income was $1,679 and $748 for the years ended December 31, 2022 and 2021, respectively, which represents an average yield earned of 1.8% and 1.1% for the same periods, respectively. The increase in 2022 as compared to 2021 primarily reflects an increase in the Company’s investments in bonds and notes along with increased rates on these assets. All premiums are 100% ceded to CMFG Life, resulting in no net premium in 2022 or 2021 due to the reinsurance agreements as described in the Executive Summary section. The Company receives a commission equal to 100% of its actual expenses incurred for the Company’s Registered Index Annuities, which was $129,562 and $138,109 for the years ended December 31, 2022 and 2021, respectively. All remaining commissions relate to the Company’s life and health products and totaled $33,910 and $30,994, for the years ended December 31, 2022 and 2021, respectively. The Company also records other income related to the modified coinsurance agreement, which represents the aggregate ceding allowance payable by the reinsurer to the Company in relation to its flexible premium deferred variable annuity contracts. The decrease in other income in 2022 compared to 2021 is due to a decrease in annuity sales and increased benefit payments, the two primary components of the ceding allowance.

Total benefits and expenses were $159,220 and $201,554 for the years ended December 31, 2022 and 2021, respectively. The decrease in benefits and expenses in 2022 as compared to 2021 was primarily due to a decrease in the aggregate ceding allowance transferred to the separate account related to the decrease in premium and increase in benefit payments as previously discussed regarding other income. Additionally, the Company had a decrease in commission expense due to a decrease in sales of its Registered Index Annuities and the TAWL product. This decrease was partially offset by increases in the Company’s general insurance expenses related to increased sales and production of the Company’s current annuity products along with the Company’s TAWL product, which began selling in 2021. CMFG Life provides significant services required in the conduct of the Company’s operations. Operating expenses incurred by the Company that are specifically identifiable are borne by the Company; other operating expenses are allocated from CMFG Life on the basis of estimated time and usage studies. Operating expenses are primarily employee costs such as wages and benefits, legal and other operating expenses such as rent, insurance and utilities. The increase in these expenses in 2022 as compared to 2021 was primarily due to increased salaries allocated to the Company and marketing costs related to the Company’s existing products and the TAWL product that began sales in 2021.

Federal income tax expense was $1,142 and $1,668 for the years ended December 31, 2022 and 2021, respectively, which represents an effective tax rate of 67.7% and 169.2% for the same periods, respectively. The effective tax rates differ from the statutory income tax rate of 21% primarily due to the following: 1) nondeductible IMR amortization; 2) dividends received deductions and foreign tax credits related to separate account investments; 3) expenses required to be capitalized and amortized for tax purposes; 4) differences in timing of certain accrued expenses; and 5) interest on accrued refund claims filed for prior years. The decrease in 2022 as compared to 2021 was driven mainly by a decrease in tax expense from prior years related to interest on accrued refund claims in 2021.

Net income (loss) was $540 and ($703) for the years ended December 31, 2022 and 2021, respectively. The increase in 2022 as compared to 2021 was primarily due to higher net investment income.

Results of Operations for the Six Months Ended June 30, 2023 and 2022

Total revenues, which consisted mainly of net investment income, reinsurance commissions and other income were $76,800 and $88,295 for the six months ended June 30, 2023 and 2022, respectively. The decrease in total revenues in 2023 as compared to 2022, was primarily due to a decrease in other income, as described below. Total net investment income was $1,977 and $440 for the six months ended June 30, 2023 and 2022, respectively, which represents an average yield earned of 3.9% and 1.2% for the same periods, respectively. The increase in 2023 as compared to 2022 primarily reflects an increase in interest rates on the Company’s bonds and notes portfolio. All premiums are 100% ceded to CMFG Life, resulting in no net premium in 2023 or 2022 due to the reinsurance agreements as described in the Executive Summary section. The Company receives a commission equal to 100% of its actual expenses incurred for the Company’s Registered Index Annuities, which was $64,971 and $67,193 for the six months ended June 30, 2023 and 2022, respectively. All remaining commissions relate to the Company’s life and health products and totaled $23,327 and $17,625, for the six months ended June 30, 2023 and 2022, respectively. The Company also records other income related to the modified coinsurance agreement, which represents the net aggregate ceding allowance payable by the reinsurer to the Company in relation to its flexible premium deferred variable annuity contracts. The decrease in other income in 2023 as compared to 2022 is due to a decrease in annuity sales and increased benefit payments, the two primary components of the ceding allowance.

Total benefits and expenses were $74,897 and $87,693 for the six months ended June 30, 2023 and 2022, respectively. The decrease in benefits and expenses in 2023 as compared to 2022 was primarily due to a decrease in the net aggregate ceding allowance transferred to (from) the separate account related to the decrease in premium and increase in benefit payments as previously discussed regarding other income. Additionally, the Company had a decrease in commission expense due to a decrease in sales of its Registered Index Annuities. These decreases were partially offset by increases in the Company’s general insurance expenses related to the TAWL product due to an increase in the amounts allocated from CMFG Life. CMFG Life provides significant services required in the conduct of the Company’s operations. Operating expenses incurred by the Company that are specifically identifiable are borne by the Company; other operating expenses are allocated from CMFG Life on the basis of estimated time and usage studies. Operating expenses are primarily employee costs such as wages and benefits, legal and other operating expenses such as rent, insurance and utilities. The increase in these expenses in 2023 as compared to 2022 was primarily due to increased allocated salaries, allocated employee benefits and an increased focus on marketing the Company’s products.

Federal income tax expense was $851 and $641 for the six months ended June 30, 2023 and 2022, respectively, which represents an effective tax rate of 44.7% and 107.5% for the same periods, respectively. The effective tax rates differ from the statutory income tax rate of 21% primarily due to the following: 1) nondeductible IMR amortization; 2) dividends received deductions and foreign tax credits related to separate account investments; 3) expenses required to be capitalized and amortized for tax purposes; 4) differences in timing of certain accrued expenses; and 5) interest on accrued refund claims filed for prior years. The increase in 2023 as compared to 2022 was primarily due to higher pre-tax income.

Net income (loss) was $1,052 and ($44) for the six months ended June 30, 2023 and 2022, respectively. The increase in 2023 as compared to 2022 was primarily due to increased net investment income.

Results of Operations for the Three Months Ended June 30, 2023 and 2022

Total revenues, which consisted mainly of net investment income, reinsurance commissions and other income were $40,142 and $39,885 for the three months ended June 30, 2023 and 2022, respectively. The minimal increase in total revenues in 2023 as compared to 2022, was primarily due to an increase in reinsurance commissions partially offset by a decrease in other income, both described below. Total net investment income was $1,032 and $251 for the three months ended June 30, 2023 and 2022, respectively, which represents an average yield earned of 4.1% and 1.1% for the same periods, respectively. The increase in 2023 as compared to 2022 primarily reflects an increase in interest rates on the Company’s bonds and notes portfolio. All premiums are 100% ceded to CMFG Life, resulting in no net premium in 2023 or 2022 due to the reinsurance agreements as described in the Executive Summary section. The Company receives a commission equal to 100% of its actual expenses incurred for the Company’s Registered Index Annuities, which was $34,012 and $30,940 for the three months ended June 30, 2023 and 2022, respectively. All remaining commissions relate to the Company’s life and health products and totaled $10,997 and $8,617, for the three months ended June 30, 2023 and 2022, respectively. The commission received for the three months ended June 30, 2023 increased due to increased expenses, which includes increased salaries allocated to the Company and increased marketing costs. The Company also records other income related to the modified coinsurance agreement, which represents the aggregate ceding allowance payable by the reinsurer to the Company in relation to its flexible premium deferred variable annuity contracts. The decrease in other income in 2023 as compared to 2022 is due to a decrease in annuity sales and increased benefit payments, the two primary components of the ceding allowance.

Total benefits and expenses were $39,676 and $38,440 for the three months ended June 30, 2023 and 2022, respectively. The minor increase in benefits and expenses in 2023 as compared to 2022 was primarily due to an increase in operating expenses partially offset by a decrease the net aggregate ceding allowance transferred to (from) the separate account which is related to the decrease in premium and increase in benefit payments as previously discussed regarding other income. The Company had increases in allocated operating expenses primarily due to the TAWL product, which were offset by a decrease in commission expense due to a decrease in sales of its Registered Index Annuities. CMFG Life provides significant services required in the conduct of the Company’s operations. Operating expenses incurred by the Company that are specifically identifiable are borne by the Company; other operating expenses are allocated from CMFG Life on the basis of estimated time and usage studies. Operating expenses are primarily employee costs such as wages and benefits, legal and other operating expenses such as rent, insurance and utilities. The increase in these expenses in 2023 as compared to 2022 was primarily due to increased allocated salaries and an increased focus on marketing the Company’s products.

Federal income tax expense was $336 and $532 for the three months ended June 30, 2023 and 2022, respectively, which represents an effective tax rate of 72.2% and 37.2% for the same periods, respectively. The effective tax rates differ from the statutory income tax rate of 21% primarily due to the following: 1) nondeductible IMR amortization; 2) dividends received deductions and foreign tax credits related to separate account investments; 3) expenses required to be capitalized and amortized for tax purposes; 4) differences in timing of certain accrued expenses; and 5) interest on accrued refund claims filed for prior years. The decrease in 2023 as compared to 2022 was driven mainly by a decrease in pre-tax income.

Net income was $130 and $907 for the three months ended June 30, 2023 and 2022, respectively. The decrease in 2023 as compared to 2022 was primarily due to net increased benefits and expenses in 2023 as compared to 2022.

Financial Condition

The Company’s investment strategy is based upon a strategic asset allocation framework that considers the need to manage our General Account investment portfolio on a risk-adjusted spread basis for the underwriting of contract liabilities and to maximize return on retained capital. The Company’s investment in bonds and notes consists of U.S. government and agencies, industrial and miscellaneous, commercial mortgage-backed securities, residential mortgage-backed securities, and non-mortgage-backed securities. The Company generally holds our bond portfolio to maturity.

Insurance statutes regulate the type of investments that the Company is permitted to purchase and limit the amount of funds that may be used for any one type of investment. In light of these statutes and regulations and our business and investment strategy, the Company generally seeks to invest in U.S. government and government-sponsored agency securities and bonds and notes rated investment grade by established nationally recognized rating organizations or in securities of comparable investment quality, if not rated.

The Company’s investment portfolio was comprised solely of bonds and notes at June 30, 2023 and December 31, 2022. The table below presents the carrying value of our total bonds and notes by type at June 30, 2023 and December 31, 2022.

	June 30,		December 31,
	2023	%	2022	%

U.S. government and agencies	$8,721	19.4%	$8,724	19.0%
Industrial and miscellaneous	27,983	62.3	27,887	60.8
Commercial mortgage-backed securities	3,867	8.6	3,863	8.4
Residential mortgage-backed securities	596	1.3	625	1.4
Non-mortgage asset-backed securities	3,782	8.4	4,756	10.4

Total bonds and notes	$44,949	100.0%	$45,855	100.0%

The statement value and estimated fair value of bonds and notes by contractual maturity are shown below at June 30, 2023. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties. Because of the potential for prepayment on residential mortgage-backed, commercial mortgage-backed and non-mortgage asset-backed securities, such securities have not been classified by expected maturity in the table below by contractual maturity.

	Statement Value	Estimated Fair Value

Due after one year through five years	$13,766	$13,545
Due after five years through ten years	14,217	13,114
Due after ten years	8,721	7,078
Commercial mortgage-backed securities	3,867	3,562
Residential mortgage-backed securities	596	543
Non-mortgage asset-backed securities	3,782	3,699
Total bonds and notes	$44,949	$41,541

At June 30, 2023, the Company owned 36 securities with a fair value of $41,541 in an unrealized loss position. The Company owned two U.S. government and agency securities, five industrial and miscellaneous securities, one commercial mortgage-backed security, and one residential mortgage-backed security of $1,643, $941, $221, and $50, respectively, in unrealized loss positions greater than twelve months. The aggregate severity of unrealized losses for bonds and notes with a loss period of 12 months or greater is approximately 17.7% of amortized cost. All the securities with unrealized losses as of June 30, 2023 are rated “investment grade” based on having an NAIC rating of 1 or 2. At December 31, 2022, the Company owned 37 securities with a fair value of $42,116 in an unrealized loss position. The Company owned seven industrial and miscellaneous securities and one commercial mortgage-backed security with an unrealized loss of $1,073 and $229, respectively. All the securities with unrealized losses as of December 31, 2022 are rated “investment grade” based on having an NAIC rating of 1 or 2.

Liquidity and Capital Resources

The Company cedes 100% of the Company’s insurance and annuity policies in force to CMFG Life. This does not relieve the Company of our obligations to our policyholders under contracts covered by these agreements. However, the agreements do transfer all of the Company’s underwriting profits and losses to CMFG Life and require CMFG Life to indemnify the Company for all of its liabilities.

As consideration for the reinsurance provided under these agreements, the Company transfers all of the Company’s revenues to CMFG Life. Specifically, CMFG Life receives 100% of all premiums and other amounts received on account of our existing business and new business. CMFG Life pays the Company a monthly expense allowance to reimburse the Company for expenses and costs incurred on account of its insurance business.

While the reinsurance transactions have a minimal impact on our capital and surplus, they substantially diminish our net liabilities and greatly decrease the amount of capital and liquidity needed within the Company.

Operating activities provided $12,641 and $6,842 of net cash flow for the years ended December 31, 2022 and 2021, respectively. The Company’s sources of funds include renewal premiums, sales of annuities and investment income. The Company’s primary uses of funds include the payment of benefits and related operating expenses as well as settlements related to the reinsurance agreements with CMFG Life. The Company issues the Registered Index Annuities contracts on the 10th and 25th of each month. The Company recognizes a liability on contracts for which it has received cash but has not issued a contract. The increase in operating cash flow in 2022 as compared to 2021 was primarily due to a decrease in the net transfers to the separate account, a decrease in operating expenses reimbursed to CMFG Life, both offset by decreases in the ceding of premium and the reinsurance commission received from CMFG Life.

Investing activities provided $1,205 and $2,813 of net cash flow for the years ended December 31, 2022 and 2021, respectively. The Company’s main investing activities include purchases and sales and maturities of bonds and notes. The Company had maturities on bonds and notes, which provided cash of $1,198 and $2,820 in 2022 and 2021, respectively. The decrease in bond proceeds from maturities drove the net decrease of cash from investing activities in 2022 as compared to 2021.

The Company’s financing activities provided (used) ($4,799) and $2,660 of net cash flow for the years ended December 31, 2022 and 2021, respectively. The Company’s main financing activities include the collection of deposits and payment of withdrawals on deposit contracts. The decrease in financing activities in 2022 was primarily due to an increase in the prepayment of commissions on the Company’s TAWL product. Total cash provided or (used) for financing activities can vary based upon the timing of deposits received. The Company received $19,680 of securities and related tax benefits as a non-cash capital contribution in 2022 from CMFG Life.

Operating activities provided $2,306 and $12,381 of net cash flow for the six months ended June 30, 2023 and 2022, respectively. The Company’s sources of funds include renewal premiums, sales of annuities and investment income. The Company’s primary uses of funds include the payment of benefits and related operating expenses as well as settlements related to the reinsurance agreements with CMFG Life. The Company issues the Registered Index Annuities contracts on the 10th and 25th of each month. The Company recognizes a liability on contracts for which it has received cash but has not issued a contract. The decrease in operating cash flow in 2023 as compared to 2022 was primarily due to a decrease in the reinsurance commission which includes the net decrease in the ceding allowance. The decrease in the ceding allowance was due to a decrease in annuity sales and increased benefit payments, the two primary components of the ceding allowance, which resulted in a cash outflow due to the ceding allowance.

Investing activities provided $1,028 and $156 of net cash flow for the six months ended June 30, 2023 and 2022, respectively. The Company’s main investing activities include purchases and sales and maturities of bonds and notes. The Company had maturities on bonds and notes, which provided cash of $1,028 and

$156 in 2023 and 2022, respectively. The increase in bond proceeds from maturities drove the net increase of cash from investing activities in 2023 as compared to 2022.

The Company’s financing activities provided (used) $792 and ($7,650) of net cash flow for the six months ended June 30, 2023 and 2022, respectively. The Company’s main financing activities include the collection of deposits and payment of withdrawals on deposit contracts. The increase in financing activities in 2023 was primarily due to an increase in the payment of prepaid commissions on the Company’s TAWL product recorded in 2022, but not in 2023. Total cash provided or (used) for financing activities can vary based upon the timing of deposits received.

The Company’s cash requirements are primarily for the payment of benefits, operating expenses as well as settlements with CMFG Life for reinsurance agreements. These liquidity requirements are met primarily through monthly settlements under the coinsurance and modified coinsurance agreements with CMFG Life. The Company anticipates receiving adequate cash flow from these settlements and investment income to meet its obligations. However, a primary liquidity concern going forward is the risk of an extraordinary level of early policyholder withdrawals. The Company includes provisions within its policies, such as Surrender Charges, that help limit and discourage early withdrawals.

The Company believes that cash flows generated from sources above will be sufficient to satisfy the near term liquidity requirements of its operations, including reasonable foreseeable contingencies. However, the Company cannot predict future experience regarding benefits and surrenders since benefit and surrender levels are influenced by such factors as the interest rate environment, the Company’s claims paying ability and the Company’s financial credit ratings.

Most annuity deposits the Company will receive going forward are ceded to CMFG Life and will be invested in high quality investments, those identified by CMFG Life as investment grade, to fund future commitments. The Company believes that the settlement it receives under the reinsurance agreements with CMFG Life, the diversity of its investment portfolio and a concentration of investments in high quality securities should provide sufficient liquidity to meet the Company’s long-term cash requirements. Although there is no present need or intent to dispose of our investments, the Company could readily liquidate portions of our investments, if such a need arose.

Statutory Dividend Restrictions

The Company is subject to statutory regulations as to maintenance of equity and the payment of dividends. Generally, ordinary dividends from an insurance subsidiary to its parent company must meet notice requirements promulgated by the Insurance Department. Extraordinary dividends, as defined by state statutes, must be approved by the Insurance Department. The Company cannot pay stockholder dividends in 2023 without regulatory approval.

Risk-based capital requirements promulgated by the NAIC require U.S. insurers to maintain minimum capitalization levels that are determined based on formulas incorporating credit risk, insurance risk, interest rate risk and general business risk. At December 31, 2022, the Company’s adjusted capital exceeded the minimum capitalization requirements.

Contractual Obligations

On January 1, 2015, the Company entered into a Cost Sharing, Procurement, Disbursement, Billing and Collection Agreement with CMFG Life and certain other affiliated companies whereby CMFG Life has agreed to provide certain of our operational requirements. Additionally, the Company is allocated a certain portion of the total compensation of each of CMFG Life’s executive officers and directors, based on various factors, the primary being the estimated time allocated to providing services to the Company. In exchange for providing these administrative functions and use of shared resources and personnel, the Company reimburses CMFG Life for the cost of providing such administrative functions, resources and personnel. The Company reimbursed CMFG Life $51,235 and $36,857 for these expenses for the six months ended June 30, 2023 and 2022, respectively.

For detailed discussion of the management services agreement, the investment advisory agreement and the coinsurance agreements, see “Management – Transactions with Related Persons, Promoters and Certain Control Persons.”

In the future, the Company may enter into financing transactions, lease agreements, or other commitments in the normal course of our business.

The Company has the following future minimum estimated claim and benefit payments that are 100% reinsured as of June 30, 2023.

Estimated Future Claim and Benefit Payments

Due in one year or less	$4,295
Due after one year through three years	25,130
Due after three years through five years	18,058
Due after five years	216,655

Total estimated payments	$264,138

Quantitative and Qualitative Disclosures about Market Risk and Cyber Security

The Company has exposure to market risk through both our insurance operations and investment activities, although a significant portion of this risk is reinsured by CMFG Life pursuant to the coinsurance and modified coinsurance agreements discussed above. In addition, many of the measures described herein to offset these market risks are taken by CMFG Life because it holds all assets related to our insurance business as a result of the coinsurance agreements.

Interest rate risk is our primary market risk exposure. Substantial and sustained increases and decreases in market interest rates will affect the profitability of our annuity products and the fair value of our investments. Most of the interest rate risk is absorbed by CMFG Life under the coinsurance and modified coinsurance agreements. The profitability of most of our annuity products will depend on the spreads between interest yield on investments and rates credited on the annuity products. The Company has the ability to adjust crediting rates (caps, participation rates or asset fee rates for indexed annuities) on substantially all of our annuity products at least annually (subject to minimum guaranteed values). In addition, substantially all of our annuity products have surrender and withdrawal penalty provisions designed to encourage persistency and to help ensure targeted spreads are earned. However, competitive factors, including the impact of the level of surrenders and withdrawals, may limit our ability to adjust or maintain crediting rates at levels necessary to avoid narrowing of spreads under certain market conditions.

A major component of our interest rate risk management program is structuring the General Account investment portfolio with cash flow characteristics consistent with the cash flow characteristics of our annuity products. The Company uses computer models to simulate cash flows expected from our existing business under various interest rate scenarios. These simulations enable us to measure the potential gain or loss in fair value of our interest rate-sensitive financial instruments, to evaluate the adequacy of expected cash flows from our assets to meet the expected cash requirements of our annuity products and to determine if it is necessary to lengthen or shorten the average life and duration of our investment portfolio. The duration of a security is the time weighted present value of the security’s expected cash flows and is used to measure a security’s sensitivity to changes in interest rates. When the durations of assets and liabilities are similar, exposure to interest rate risk is minimized because a change in value of assets should be largely offset by a change in the value of liabilities. As of June 30, 2023, the Company’s fixed bonds and notes securities investment portfolio consisted of U.S. government and agency securities, industrial and miscellaneous securities, residential mortgage-backed securities, commercial mortgage-backed securities and other non-mortgage asset-backed securities with statement values of $8,721, $27,983, $596, $3,867 and $3,782, respectively, and has an average duration of 7.53 years.

The Company’s business is highly dependent upon the effective operation of our computer systems and those of the Company’s business partners, so that the Company’s business is potentially susceptible to operational and information security risks resulting from a cyber-attack. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, denial of service on websites and other operational disruption and unauthorized release of confidential customer information. Cyber-attacks affecting the Company may adversely affect the Company and the Company’s contract holders. For instance, cyber-attacks may interfere with the processing of Contract transactions, cause the release and possible destruction of confidential Owner or business information, impede order processing, subject the Company to regulatory fines and financial losses and/or cause reputational damage. There can be no assurance that we will avoid losses affecting the Company’s customer’s Contract due to cyber-attacks or information security breaches in the future.

MANAGEMENT

Directors and Executive Officers

Our directors and executive officers are as follows:

Name	Age	Position

David L. Sweitzer	59	President and Director
Paul D. Barbato	46	Secretary and Director
Brian J. Borakove	44	Treasurer
Jennifer M. Kraus-Florin	47	Director
William Karls	52	Director
Abigail R. Rodriguez	41	Director

All executive officers and directors are elected annually.

David L. Sweitzer has served as President and as director of the Company since October 31, 2016. He also serves as Executive Vice President-Chief Experience Officer for CMFG Life since 2021. He served as the Senior Vice President of Wealth Management for CMFG Life where he lead overall business strategy and product management for CBSI and CMFG Life’s and affiliates family of annuity products. Mr. Sweitzer has held various positions in CMFG Life for 31 years. He brings more than 29 years of progressive experience in sales and marketing, sales operations and sales strategy.

Paul D. Barbato has served as Secretary and as director of the Company since December 28, 2018. As of January 7, 2019, he also serves as Vice President, Associate General Counsel for CMFG Life. Mr. Barbato re-joined CMFG Life in May 2017 after spending two years as corporate counsel with Epic Systems Corporation (March 2015-May 2017). He originally joined CMFG Life in January 2009 as a Lead Counsel and later held roles as Associate General Counsel and Director of Corporate Governance. Before joining CMFG Life, Mr. Barbato spent two years at Michael Best & Friedrich, LLP, in Madison, Wisconsin, where he was an Associate Attorney.

Brian J. Borakove has served as our Treasurer since November 9, 2012 and Vice President, Corporate Treasurer since November 19, 2012 at CMFG Life. He served as Director of Investment Finance from 2007 to 2011 and was promoted to Associate Treasurer in 2011. Prior to joining CMFG Life, he was a Senior Manager, Investment Finance at Liberty Mutual Insurance in Boston, Massachusetts from 2005 to 2007. Prior to joining Liberty Mutual Insurance, Mr. Borakove served as a Senior Analyst, Treasury at FM Global in Johnston, Rhode Island from 2003-2005. Mr. Borakove held various positions at State Street Bank in Boston, Massachusetts from 2001-2003.

Jennifer M. Kraus-Florin has been a director of the Company since May 12, 2023. She also serves as Vice President, Associate General Counsel, and Regulatory and Business Compliance Leader at CMFG Life. Ms. Kraus-Florin previously served as Associate General Counsel from 2015- 2022, and Lead Counsel from 2012-2015. Before joining the Company, Ms. Kraus-Florin was Compliance Officer, and Associate General Counsel with American General Life Insurance Company in Houston, Texas. Ms. Kraus-Florin was Associate Attorney with Foley & Lardner LLP from 2001-2008.

William Karls has been director of the Company since August 4, 2017 and has served as Controller for CMFG Life since 2012. Prior to joining CMFG Life in 2004, Mr. Karls was a Senior Manager with Strohm Ballweg, LLP, which provides audit and consulting services to insurance companies.

Abigail R. Rodriguez has been a director of the Company since October 1, 2019. She also serves as Senior Vice President of Customer Success within the Customer Experience Unit at CMFG Life. Ms. Rodriguez previously served as Vice President of Consumer Operations from 2013-2019, and Senior Business Continuous Improvement Consultant from 2011-2013. Before joining the Company, Ms. Rodriguez held several positions at Ace World Wide in Muskego, Wisconsin from 2008-2011. Ms. Rodriguez served as Six Sigma Black Belt at Graphic Packaging International in Kalamazoo, Michigan from 2004-2008. Ms. Rodriguez served as Implementation Specialist at Sonoo Products Company in Hartsville, South Carolina in 2004.

Transactions with Related Persons, Promoters and Certain Control Persons

Policy Regarding Related Person Transactions. It is our policy to enter into or ratify related person transactions only when our Board of Directors determines that the transaction either is in, or is not inconsistent with, our best interests, including but not limited to situations where we may obtain products or services of a nature, quantity or quality, or on other terms, that are not readily available from alternative sources or when we provide products or services to related persons on an arm’s length basis on terms comparable to those provided to unrelated third parties or on terms comparable to those provided to employees generally.

Therefore, we have adopted the following written procedures for the review, approval or ratification of related person transactions. For purposes of the related person transaction policy, a related person transaction is a transaction, arrangement, or relationship (or any series of similar transactions, arrangements, or relationships) in which (i) we were, are or will be a participant, (ii) the amount of the transaction, arrangement or relationship exceeds $120,000, and (iii) in which a related person had, has or will have a direct or indirect material interest in the transaction.

A related person means:

●	any person who is, or at any time since the beginning of our last fiscal year was, a member of our Board of Directors or an executive officer or a nominee to become a member of our Board of Directors;

●	any person who is known to be the beneficial owner of more than 5% of any class of our voting securities;

●	any immediate family member of any of the foregoing persons; or

●	any firm, corporation, or other entity in which any of the foregoing persons is employed or is a general partner or principal or in a similar position or in which such person has a 5% or greater beneficial ownership interest.

Any proposed transaction with a related person will be consummated or amended only if the following steps are taken:

●	Counsel (either inside or outside) will assess whether the proposed transaction is a related person transaction for purposes of this policy.

●	If counsel determines that the proposed transaction is a related person transaction, the proposed transaction will be submitted to the Board of Directors for consideration at the next meeting or, in those instances in which counsel, in consultation with the President or the Treasurer, determines that it is not practicable or desirable for us to wait until the next Board of Directors meeting, to the President of the Company (who has been delegated authority to act between meetings).

●	The Board of Directors shall consider all of the relevant facts and circumstances available, including (if applicable) but not limited to: (i) the benefits to the Company; (ii) the impact on a director’s independence in the event the related person is a director, an immediate family member of a director, or an entity in which a director is a partner, shareholder, or executive officer; (iii) the availability of other suppliers or customers for comparable products or services; (iv) the terms of the transaction; and (v) the terms available to unrelated third parties or to employees generally.

●	The Board of Directors shall approve only those related person transactions that are in, or are not inconsistent with, the best interests of the Company and its shareholders, as the Board of Directors determines in good faith. The Board of Directors shall convey the decision to counsel, who shall convey the decision to the appropriate persons within the Company.

At the Board of Director’s first meeting of each fiscal year, it shall review any previously approved related person transactions that remain ongoing and have a remaining term of more than six months or remaining amounts payable to or receivable from the Company of more than $120,000. Based on all relevant facts and circumstances, taking into consideration the Company’s contractual obligations, the Board of Directors shall determine if it is in the best interests of the Company and its shareholders to continue, modify, or terminate the related person transaction.

No member of the Board of Directors shall participate in any review, consideration, or approval of any related person transaction with respect to which such member or any of his or her immediate family members is the related person.

Certain Relationships and Related Person Transactions. Except for the agreements noted below, there have been no transactions between the Company and any related person since January 1, 2011, nor are any such related person transactions currently being contemplated for which disclosure would be required.

On September 30, 2015, the Company amended its coinsurance agreement with CMFG Life and now cedes 100% of its insurance policies in force to CMFG Life. In 2013, we entered into a second coinsurance agreement to cede 100% of all insurance issued on and after January 1, 2013 to CMFG Life. On November 1, 2015, we entered into a Coinsurance and Modified Coinsurance Agreement with CMFG Life to cede 100% of the business related to the Contract, and other investment type contracts similar to the Contract. These agreements do not relieve us of our obligations to our policyholders under contracts covered by these agreements. However, they do transfer nearly all of the Company’s underwriting profits and losses to CMFG Life and require CMFG Life to indemnify the Company for nearly all of its liabilities. We filed a new Coinsurance Agreement to cede 100% of the business related to CUNA Mutual Group Zone Income Annuity Contracts for approval with the State of Iowa in July, 2019.

On January 1, 2015, the Company entered into a Cost Sharing, Procurement, Disbursement, Billing and Collection Agreement with CMFG Life and certain other affiliated companies and on that same day, January 1, 2015, the Company entered into an Amended and Restated Expense Sharing Agreement with CMFG Life. See “Contractual Obligations“ for more information about each of these agreements.

The Company has hired MEMBERS Capital Advisors, Inc. (“MCA”) to provide investment advisory services with respect to the Company’s General Account assets. MCA, which is 100% owned by CMIC, manages substantially all of the Company’s invested assets in accordance with policies, directives and guidelines established by the Company.

Committees of the Board of Directors

Our Board of Directors of the Company has not established any committees. The Board of Directors relies upon the committees of the CM Holding to oversee actions over the subsidiary companies. For example, the CM Holding Audit Committee will assist with oversight of the Company’s external auditors, performance of internal audit functions and legal and regulatory compliance requirements.

Compensation Committee Interlocks and Insider Participation

Our Board of Directors has not established a compensation committee. None of our current executive officers serves on the board of directors or compensation committee (or other committee serving an equivalent function) of any other entity whose executive officers served on our Board of Directors. Mr. Sweitzer is on the Board of Directors for CBSI whose Board of Directors include Messrs. Karls, Copeland, Ms. Kraus-Florin, and Ms. Rodriguez, the other Directors of the Company.

Executive Compensation. We do not have any employees but rather are provided personnel, including our named executive officers, by our parent company, CMFG Life, pursuant to the Amended and Restated Expense Sharing Agreement between CMFG Life and us. As a result, we do not determine or pay any compensation to our named executive officers or additional personnel provided by CMFG Life for our operations. CMFG Life determines and pays the salaries, bonuses and other wages earned by our named executive officers and by additional personnel provided to us by CMFG Life. CMFG Life also determines whether and to what extent our named executive officers and additional personnel from CMFG Life may participate in any employee benefit plans. We do not have employment agreements with our named executive officers and do not provide pension or retirement benefits, perquisites or other personal benefits to our named executive officers. We do not have arrangements to make payments to our named executive officers upon their termination or in the event of a change in control of the Company. See “Contractual Obligations“ for more information about the Amended and Restated Expense Sharing Agreement between CMFG Life and us.

Director Compensation

The directors of the Company are also officers of CMFG Life. The Company’s directors receive no compensation for their service as directors of the Company but are compensated by CMFG Life for their services as officers of CMFG Life. Accordingly, no costs were allocated to the Company for services of following persons in their role as current directors: Jennifer M. Kraus-Florin, William Karls, Paul D. Barbato, David L. Sweitzer and Abigail R. Rodriguez.

Legal Proceedings

Like other insurance companies, we routinely are involved in litigation and other proceedings, including class actions, reinsurance claims and regulatory proceedings arising in the ordinary course of our business. In recent years, the life insurance and annuity industry, including us and our affiliated companies, has been subject to an increase in litigation pursued on behalf of both individual and purported classes of insurance and annuity purchasers, questioning the conduct of insurance companies and their agents in the marketing of their products. In addition, state and federal regulatory bodies, such as state insurance departments and attorneys general, periodically make inquiries and conduct examinations concerning compliance by us and others with applicable insurance and other laws.

In connection with regulatory examinations and proceedings, government authorities may seek various forms of relief, including penalties, restitution and changes in business practices. The Company has established procedures and policies to facilitate compliance with laws and regulations and to support financial reporting. These actions are based on a variety of issues and involve a range of the Company’s practices. We respond to such inquiries and cooperate with regulatory examinations in the ordinary course of business. In the opinion of management, the ultimate liability, if any, resulting from all such pending actions will not materially affect the financial statements of the Company, nor the Company’s ability to meet its obligations under the Contracts.

* * *

We do not file reports under the 1934 Act in reliance on Rule 12h-7 under the 1934 Act, which provides an exemption from the reporting requirements of Sections 13 and 15 of the 1934 Act.

FINANCIAL STATEMENTS

MEMBERS Life Insurance Company

Unaudited Condensed Statutory Basis Financial
Statements as of June 30, 2023 and December 31, 2022
and for the Three and Six Months Ended June 30, 2023
and 2022

MEMBERS Life Insurance Company
Condensed Statutory Basis Statements of Admitted Assets, Liabilities and Capital and Surplus, Unaudited
June 30, 2023 and December 31, 2022
($ in 000s)

	June 30,	December 31,
Admitted Assets	2023	2022

Cash and invested assets
Bonds and notes	$44,949	$45,855
Cash and cash equivalents	51,898	47,772

Total cash and invested assets	96,847	93,627

Accrued investment income	581	539
Federal income taxes recoverable from affiliate	209	16
Net deferred tax asset	—	505
Amounts due from reinsurers	32,336	21,993
Receivables from affiliates	33	45
Other assets	11	14
Separate account assets	237,505	229,659

Total admitted assets	$367,522	$346,398

Liabilities and Capital and Surplus

Liabilities
Reinsurance payable	$21,787	$18,442
Payable to affiliates	34,109	25,569
Commissions, expenses, taxes, licenses, and fees accrued	2,852	2,757
Asset valuation reserve	68	68
Other liabilities	21,026	22,548
Transfers to (from) separate accounts	(4,826)	(4,695)
Separate account liabilities	237,505	229,659

Total liabilities	312,521	294,348

Capital and surplus
Capital
Common stock, $5 par value, 1,000 shares issued and outstanding	5,000	5,000
Paid-in capital	51,170	51,170
Unassigned surplus (deficit)	(1,169)	(4,120)

Total capital and surplus	55,001	52,050

Total liabilities and capital and surplus	$367,522	$346,398

See accompanying notes to condensed statutory basis financial statements	2

MEMBERS Life Insurance Company
Condensed Statutory Basis Statements of Operations, Unaudited
Three and Six Months Ended June 30, 2023 and 2022
($ in 000s)

	Three months ended		Six months ended
	June 30,		June 30,
	2023	2022	2023	2022
Income
Reinsurance commissions	$45,009	$39,557	$88,298	$84,818
Net investment income	1,032	251	1,977	440
Other income (loss)	(5,899)	77	(13,475)	3,037

Total income	40,142	39,885	76,800	88,295

Benefits and expenses
General insurance expenses	25,817	16,717	49,015	33,397
Insurance taxes, licenses, fees, and commissions	19,722	22,240	39,287	51,320
Net transfers to (from) separate accounts	(5,863)	(517)	(13,405)	2,976

Total benefits and expenses	39,676	38,440	74,897	87,693

Income before federal income tax expense and net realized capital losses	466	1,445	1,903	602
Federal income tax expense	336	532	851	641

Income (loss) before net realized capital losses	130	913	1,052	(39)
Net realized capital losses, excluding gains transferred to IMR, net of tax expense (2023 - $0, $0; 2022 - $6, $5); excluding taxes transferred to IMR (2023 - $0, $0; 2022 - $0, $0)	—	(6)	—	(5)

Net income (loss)	$130	$907	$1,052	$(44)

See accompanying notes to condensed statutory basis financial statements	3

MEMBERS Life Insurance Company
Condensed Statutory Basis Statements of Changes in Capital and Surplus, Unaudited
Six Months Ended June 30, 2023 and 2022
($ in 000s)

	June 30,	June 30,
	2023	2022

Capital and surplus at beginning of year	$52,050	$35,637
Additions (deductions)
Net income (loss)	1,052	(44)
Change in net deferred income tax	346	1,528
Change in nonadmitted assets	1,553	(5,957)

Net additions (deductions)	2,951	(4,473)

Capital and surplus at end of period	$55,001	$31,164

See accompanying notes to condensed statutory basis financial statements	4

MEMBERS Life Insurance Company
Condensed Statutory Basis Statements of Cash Flows, Unaudited
Six Months Ended June 30, 2023 and 2022
($ in 000s)

	June 30,	June 30,
	2023	2022

Cash from operating activities
Premiums and other considerations	$3,345	$(1,426)
Net investment income received	1,785	425
Reinsurance commissions	88,298	84,818
Other income	(24,272)	8,328
Policy and contract benefits	508	(850)
Operating expenses paid	(79,589)	(78,731)
Federal income taxes paid	(1,043)	(578)
Net transfers from separate accounts	13,274	395

Net cash provided by operating activities	2,306	12,381

Cash from investing activities
Proceeds from investments sold, matured or repaid
Bonds and notes	1,028	156
Total investment proceeds	1,028	156

Net cash provided by investing activities	1,028	156

Cash from financing and miscellaneous activities
Net deposits (withdrawals) on deposit-type contracts	(26)	(103)
Other cash provided (used)	818	(7,547)

Net cash provided by (used in) financing and miscellaneous activities	792	(7,650)

Net change in cash and cash equivalents	4,126	4,887
Cash and cash equivalents at the beginning of the year	47,772	38,725

Cash and cash equivalents at the end of the period	$51,898	$43,612

See accompanying notes to condensed statutory basis financial statements	5

MEMBERS Life Insurance Company
Notes to Condensed Statutory Basis Financial Statements, Unaudited
($ in 000s)

Note 1: Nature of Business

MEMBERS Life Insurance Company (“MEMBERS Life” or the “Company”) is a stock life and health insurance company organized under the laws of Iowa and a wholly-owned subsidiary of CUNA Mutual Investment Corporation (“CMIC”). CMIC is organized under the laws of Wisconsin and is a wholly-owned subsidiary of CMFG Life Insurance Company (“CMFG Life”), an Iowa life insurance company. CMFG Life and its affiliated companies primarily sell insurance and other products to credit unions and consumers. The Company’s ultimate parent is CUNA Mutual Holding Company (“CMHC”), a mutual insurance holding company organized under the laws of Iowa.

The Company began selling a single premium deferred index annuity contract in 2013, a flexible premium deferred variable and index-linked annuity contract in 2016, a single premium deferred modified guaranteed index annuity contract in 2019, a single premium deferred index-linked interest options annuity contract in 2021 (collectively the “registered index annuities”), and whole life insurance policies in 2021. Products are sold to consumers, including credit union members, through face-to-face and call center distribution channels. The Company has reinsurance agreements under which it cedes 100% of its business to CMFG Life. See Note 7, Reinsurance, for information on the Company’s reinsurance agreements.

The Company is authorized to sell life, health and annuity policies in all states in the U.S. and the District of Columbia, except New York. All premiums of the Company are generated in the United States with a significant portion in California, Florida, Michigan, North Carolina, Pennsylvania, Texas, and Wisconsin. All annuity deposits of the Company are received in the United States with a significant portion in Connecticut, Florida, Georgia, Iowa, Michigan, Minnesota, New Jersey, North Carolina, Pennsylvania, Rhode Island, South Carolina, Virginia, and Wisconsin.

The accompanying condensed statutory basis financial statements reflect various transactions and balances with the Company’s affiliates. See Note 6, Related Party Transactions, for a description of the significant transactions. While the Company believes that these transactions were at reasonable terms, the results of operations of the Company may have materially differed had these transactions been consummated with unrelated parties.

Note 2: Summary of Significant Accounting Policies

Basis of Presentation

The accompanying condensed statutory basis financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Iowa Department of Commerce, Insurance Division (“Insurance Department”), which differ in some respects from accounting principles generally accepted in the United States of America (“GAAP”).

Prescribed statutory accounting practices are practices incorporated directly or by reference in state laws, regulations and general administrative rules and are applicable to all insurance enterprises domiciled in a particular state. The Insurance Department has identified the Accounting Practices and Procedures Manual (“APPM”), as promulgated by the National Association of Insurance Commissioners (“NAIC”), as a source of prescribed statutory accounting practices for insurers domiciled in Iowa. Permitted statutory accounting practices encompass all accounting practices not prescribed by the NAIC and are approved by the insurance department of the insurer’s state of domicile. The Company does not utilize any permitted practices.

GAAP/Statutory Accounting Differences

The following summary identifies the significant differences between the accounting practices prescribed or permitted by the Insurance Department and GAAP:

6

MEMBERS Life Insurance Company
Notes to Condensed Statutory Basis Financial Statements, Unaudited
($ in 000s)

“Nonadmitted assets” (principally a portion of deferred taxes, certain non-affiliated accounts receivable and commission receivable accounts, the interest maintenance reserve when it is an asset and debit suspense balances) are excluded from the statutory basis statements of admitted assets, liabilities and capital and surplus through a direct charge to unassigned surplus. Under GAAP, nonadmitted assets are presented in the balance sheet, net of any valuation allowance.

Investments in bonds and notes are generally carried at amortized cost, while under GAAP, they are carried at either amortized cost or fair value based on their classification according to the Company’s ability and intent to hold or trade the securities.

For statutory accounting, after an other-than-temporary impairment of bonds, other than loan-backed securities, is recorded, the fair value of the other-than-temporarily impaired bond, other than loan-backed securities, becomes its new cost basis. If the bond is a loan-backed or structured security, it is considered to be other-than-temporarily impaired when the amortized cost exceeds the present value of cash flows expected to be collected and its value is not expected to recover through the Company’s holding period. The amount of the other-than-temporary impairment recognized in net income as a realized loss equals the difference between the investment’s amortized cost basis and its expected cash flows. For GAAP, an impairment is based on the net present value of expected cash flows if the Company intends to hold the security until it has recovered, and an impairment is recorded as a valuation allowance.

Policy reserves, which are 100% ceded to CMFG Life, are established based on mortality and interest assumptions prescribed by state statutes, without consideration for withdrawals, which may differ from reserves established for GAAP using assumptions with respect to mortality, interest, expense, and withdrawals that are based on company experience and expectations.

The Company cedes 100% of its annuity business to CMFG Life, which is accounted for as reinsurance ceded under statutory accounting. These contracts are accounted for as investment-type contracts under GAAP; as such, deposits are not reported as revenues for GAAP. Consequently, deposit accounting is used to account for the reinsurance agreement for GAAP.

Under both GAAP and statutory accounting, deferred federal income taxes are provided for unrealized capital gains or losses on investments and the temporary differences between the reporting and tax bases of assets and liabilities; however, there are limits as to the amount of deferred tax assets that may be reported as admitted assets under statutory accounting. Further, the change in deferred taxes is recognized as an adjustment to unassigned surplus under statutory accounting. For GAAP, changes in deferred taxes related to revenue and expense items are recorded in the statements of operations and comprehensive income. A federal income tax provision is required on a current basis only in the statutory basis statements of operations.

The asset valuation reserve (“AVR”), a statutory only reserve established by formula for the purpose of stabilizing the surplus of the Company against fluctuations in the fair value of certain invested assets, is recorded as a liability by a direct charge to unassigned surplus for statutory accounting. Such a reserve is not recorded under GAAP.

For statutory reporting, the interest maintenance reserve (“IMR”) defers recognition of interest rate-related gains and losses resulting from the disposal of investment securities and amortizes them into income over the remaining contractual maturities of those securities; under GAAP, such gains and losses are recognized in income immediately.

Amounts due from reinsurers for their share of ceded reserves are netted against the reserves rather than shown as assets as under GAAP.

7

MEMBERS Life Insurance Company
Notes to Condensed Statutory Basis Financial Statements, Unaudited
($ in 000s)

Deposits, surrenders, and benefits on certain annuities, including those recorded in the separate accounts, are recorded in the statutory basis statements of operations, while such deposits and benefits are credited or charged directly to the policyholder account balances under GAAP. As a result, under GAAP, revenues on these types of contracts are composed of contract charges and fees, which are recognized when assessed against the account balance. Under GAAP, amounts collected are credited directly to policyholder account balances, and the benefits and claims on these contracts that are charged to expense only include benefits incurred in the period in excess of related policyholder account balances.

The registered index annuities are reported as separate account products for statutory reporting. For GAAP, only the variable annuity component of the flexible premium variable and index-linked deferred annuity is reported as a separate account product, with the other related assets and liabilities reported in the general account because criteria for separate account reporting are not met. The criteria are that funds must be invested at the direction of the contract holder and investment results must be passed through to the contract holder.

Comprehensive income and its components are not presented in the statutory basis financial statements, whereas under GAAP, comprehensive income is presented and changes in comprehensive income are reflected in accumulated other comprehensive income, a component of stockholder’s equity.

The statutory basis statements of cash flows are presented in the required statutory format. Under GAAP, the indirect method for the statements of cash flows requires a reconciliation of net income to net cash provided by operating activities.

Use of Estimates

The preparation of the condensed statutory basis financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the condensed statutory basis financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and, in some cases, the difference could be material. Investment valuations, policy reserve valuations, determination of other-than-temporary impairments (“OTTI”), deferred tax asset valuation reserves and reinsurance balances are most affected by the use of estimates and assumptions.

Investments

Investments are valued as prescribed by the NAIC.

Bonds and notes: Bonds and notes with an NAIC designation of 1 through 5 are generally stated at amortized cost. Bonds and notes with an NAIC designation of 6 are stated at the lower of amortized cost or fair value. Loan-backed securities may be carried at the lower of amortized cost or fair value if they receive an initial rating of 6 under the multiple-designation methodology. Prepayment assumptions for loan-backed securities are obtained from historical industry prepayment averages, industry survey values or internal estimates to determine the effective yield. Changes in the anticipated prepayments are incorporated when determining statement values. Changes in estimated cash flows from the previous assumptions are accounted for using the prospective method.

Net investment income: Investment income is recognized on an accrual basis. Investment income reflects amortization of premiums and accretion of discounts on an effective-yield basis using expected cash flows.

Net realized capital gains (losses): Realized capital gains and losses on the sale of investments are determined based upon the specific identification method and are recorded on the trade date.

8

MEMBERS Life Insurance Company
Notes to Condensed Statutory Basis Financial Statements, Unaudited
($ in 000s)

Cash and Cash Equivalents

Cash includes unrestricted deposits in financial institutions. Cash equivalents include money market mutual funds and investments with maturities at the date of purchase of 90 days or less and are reported at carrying value, which approximates amortized cost. Money market mutual funds are valued based on the closing price as of the date of the condensed statutory basis statement of admitted assets, liabilities and capital and surplus.

Income Tax

Deferred income taxes are recognized, subject to an admissibility test for deferred tax assets, and represent the future tax consequences attributable to differences between the condensed statutory basis financial statement carrying amount of assets and liabilities and their respective tax bases. Gross deferred tax assets are reduced by a statutory valuation allowance if it is more likely than not that some portion or all of the deferred tax assets will not be realized. Recorded deferred tax amounts are adjusted to reflect changes in income tax rates and other tax law provisions as they are enacted. The net change in deferred taxes is recorded directly to unassigned surplus.

The Company is subject to tax-related audits. The Company accounts for any federal and foreign tax contingent liabilities in accordance with Statement of Statutory Accounting Principles (“SSAP”) No. 5R, Liabilities, Contingencies and Impairments of Assets as modified by SSAP No. 101, Income Taxes, and any state and other tax contingent liabilities in accordance with SSAP No. 5R.

Reinsurance

Reinsurance premiums, claims and benefits, commission expense reimbursements, and reserves related to reinsured business ceded are accounted for on a basis consistent with the accounting for the underlying direct policies issued and the terms of the reinsurance contracts. Premiums and benefits ceded to other companies have been reported as reductions of premium income and benefits in the accompanying condensed statutory basis statements of operations. Policy and claim reserves are reported net of unbilled reinsurance recoverables. The Company has evaluated its reinsurance contracts and determined that all significant contracts transfer the underlying economic risk of loss. CMFG Life, which is a related party, is the only reinsurer and there is no concern of default on reinsurance receivable balances as CMFG Life is highly rated and well capitalized.

Separate Accounts

The Company issues registered index annuities, the assets and liabilities of which are legally segregated and reflected in the accompanying condensed statutory basis statements of admitted assets, liabilities and capital and surplus as assets and liabilities of the separate accounts. All separate account assets and liabilities are ceded to CMFG Life on a coinsurance basis except the variable annuity of the flexible premium variable and index-linked deferred annuities that are ceded on a modified coinsurance basis and the related assets and liabilities are retained in the Company’s separate accounts.

Separate account assets for the variable annuity component of the flexible premium variable and index-linked deferred annuity are stated at fair value. Separate account liabilities are accounted for in a manner similar to other policy reserves. Separate account premium deposits, benefit expenses and contract fee income for investment management and policy administration are reflected by the Company in the accompanying condensed statutory basis statements of operations.

The variable annuity contract holders of the flexible premium variable and index-linked deferred annuity are able to invest in investment funds managed for their benefit. All of the flexible premium variable and index-linked deferred annuity separate account assets are invested in unit investment trusts that are registered with the Securities and Exchange Commission as of June 30, 2023 and December 31, 2022, respectively.

9

MEMBERS Life Insurance Company
Notes to Condensed Statutory Basis Financial Statements, Unaudited
($ in 000s)

CMFG Life, on behalf of MEMBERS Life, invests the single premium deferred index annuity, single premium deferred index-linked interest options annuity, single premium deferred modified guaranteed index annuity and flexible premium deferred variable premiums for the benefit of the contract holder. The single premium deferred index, single premium deferred modified guaranteed index and flexible premium variable and index-linked deferred annuities have two risk control accounts, referred to as the Secure and Growth Accounts; the Secure Account has a yearly credited interest rate floor of 0% and the yearly Growth Account floor is -10%. The Secure and Growth Accounts both have credited interest rate caps that vary with issuance. The single premium deferred index-linked interest options annuity has risk control accounts, with either caps and floors or participation rates and buffers applied based on the performance of an external index. For positive index performance, accounts with caps limit the interest credited to the policyholder at the cap; accounts with participation rates credit the full index performance multiplied by the participation rate to the policyholder. For negative index performance, floors represent the maximum negative interest credited a policyholder can receive, while the buffer represents the maximum negative index return for an interest term that will not result in negative interest credited to the contract. Interest is credited at the end of each contract year during the selected index term based on the allocation between risk control accounts and the performance of an external index during that contract year. At the end of the initial index term, only the Secure Account will be available as an option to the policyholder.

Policy and Contract Claim Reserves

Liabilities established for unpaid benefits for life insurance contracts represent the estimated amounts required to cover the ultimate cost of settling reported and incurred but unreported losses. These estimates are adjusted in the aggregate for ultimate loss expectations based on historical experience patterns and current economic trends. Any change in the probable ultimate liabilities, which might arise from new information emerging, is reflected in the condensed statutory basis statements of operations in the period the change is determined to be necessary. Such adjustments could be material.

The policy and contract claim reserves are 100% ceded to CMFG Life.

Policy Reserves

Life insurance reserves: Traditional life insurance reserves are computed on either the net level reserve basis or the Commissioner’s Reserve Valuation Method (“CRVM”) basis dependent on product type and issue date using the applicable mortality table.

The Company waives deduction of deferred fractional premiums upon death of the insured and returns the portion of the final premium beyond the date of death. Surrender values are not promised in excess of legally computed reserves.

Extra premiums are charged for substandard lives, plus the gross premium for a rated age. Mean reserves are determined by computing the regular mean reserve for the plan at the rated age and holding, plus one-half of the extra premium charge for the year.

Tabular interest, tabular less actual reserves released, tabular cost and tabular interest on funds not involving life contingencies have all been determined by formulas prescribed by the Insurance Department.

Individual annuity reserves: Policyholder reserves related to individual annuity contracts are computed using the Commissioner’s Annuity Reserve Valuation Method (“CARVM”), along with Valuation Manual (“VM”) 21, for equity indexed annuities and variable annuities, during the contract accumulation period and the present value of future payments for contracts that have annuitized. Policy reserves related to the registered index annuities contracts are computed using CARVM, along with Actuarial Guideline (“AG”) 33 and 35 and VM 21 for policies greater than ten days after issue; for the first ten days, the reserve is equal to the return of premium. A reserve floor for all deferred annuities is set equal to the cash surrender value.

10

MEMBERS Life Insurance Company
Notes to Condensed Statutory Basis Financial Statements, Unaudited
($ in 000s)

The policy reserves are 100% ceded to CMFG Life.

Liability for Deposit-Type Contracts

The Company recognizes a liability for policyholder deposits that are not subject to policyholder mortality or longevity risk at the stated account value. The account value equals the sum of the original deposit plus accumulated interest, less any withdrawals and expense charges. Such deposits primarily represent annuity contracts without life contingencies.

The liability for deposit-type contracts is 100% ceded to CMFG Life.

Statutory Valuation Reserves

The IMR is maintained for the purpose of stabilizing the surplus of the Company against gains and losses on sales of investments that are primarily attributable to changing interest rates. The interest rate-related gains and losses are deferred and amortized into income over the remaining lives of the securities sold. If the IMR is calculated to be a net asset, it is nonadmitted.

The AVR is a formulaic reserve for fluctuations in the values of invested assets, primarily bonds and notes, mortgage loans, common stocks and limited partnerships. Changes in the AVR are charged or credited directly to unassigned surplus.

Other Liabilities

The Company issues the registered index annuities on the 10th and 25th of each month. The Company recognizes a liability on contracts for which it has received cash, but has not issued a contract. Other liabilities primarily consist of these customer funds pending completion of the policy issuance process. The customer funds are released from other liabilities when the policy application is completed.

11

MEMBERS Life Insurance Company
Notes to Condensed Statutory Basis Financial Statements, Unaudited
($ in 000s)

Note 3: Investments

Bonds and Notes

The statement value, which generally represents amortized cost, gross unrealized gains and losses and fair value of investments in bonds and notes at June 30, 2023 are as follows:

		Gross	Gross
	Statement	Unrealized	Unrealized
	Value	Gains	Losses	Fair Value

U.S. government and agencies	$8,721	$—	$(1,643)	$7,078
Industrial and miscellaneous	27,983	—	(1,324)	26,659
Residential mortgage-backed securities	596	—	(53)	543
Commercial mortgage-backed securities	3,867	—	(305)	3,562
Non-mortgage asset-backed securities	3,782	—	(83)	3,699

Total bonds and notes	$44,949	$—	$(3,408)	$41,541

The statement value, which generally represents amortized cost, gross unrealized gains and losses, and fair value of investments in bonds and notes at December 31, 2022 are as follows:

		Gross	Gross
	Statement	Unrealized	Unrealized
	Value	Gains	Losses	Fair Value

U.S. government and agencies	$8,724	$—	$(1,817)	$6,907
Industrial and miscellaneous	27,887	—	(1,434)	26,453
Residential mortgage-backed securities	625	—	(56)	569
Commercial mortgage-backed securities	3,863	—	(257)	3,606
Non-mortgage asset-backed securities	4,756	—	(175)	4,581

Total bonds and notes	$45,855	$—	$(3,739)	$42,116

12

MEMBERS LIFE INSURANCE COMPANY

Notes to Condensed Statutory Basis Financial Statements, Unaudited

($ in 000s)

The statement value and fair value of bonds and notes at June 30, 2023, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties. Because of the potential for prepayment on residential mortgage-backed, commercial mortgage-backed and non-mortgage asset-backed securities, such securities have not been classified by expected maturity in the table below by contractual maturity.

	Amortized	Estimated
	Cost	Fair Value

Due after one year through five years	$13,766	$13,545
Due after five years through ten years	14,217	13,114
Due after ten years	8,721	7,078
Commercial mortgage-backed securities	3,867	3,562
Residential mortgage-backed securities	596	543
Non-mortgage asset-backed securities	3,782	3,699

Total bonds and notes	$44,949	$41,541

Cash and Cash Equivalents

The details of cash and cash equivalents as of June 30, 2023 and December 31, 2022 are as follows:

	June 30,	December 31,
	2023	2022
Cash equivalents	$48,741	$42,915
Cash	3,157	4,857
Total cash and cash equivalents	$51,898	$47,772

13

MEMBERS LIFE INSURANCE COMPANY

Notes to Condensed Statutory Basis Financial Statements, Unaudited

($ in 000s)

Net Investment Income

Sources of net investment income for the three and six months ended June 30, 2023 and 2022 are as follows:

	Three months ended		Six months ended,
	June 30,		June 30,
	2023	2022	2023	2022
Bonds and notes	$435	$196	$874	$388
Cash and cash equivalents	612	63	1,136	70
Gross investment income	1,047	259	2,010	458
Less investment expenses	15	8	33	18
Net investment income	$1,032	$251	$1,977	$440

Investment expenses are charged by a related party for investment management fees and include interest, salaries, brokerage fees and securities’ custodial fees.

Due and accrued investment income over 90 days past due is excluded from the condensed statutory basis statements of admitted assets, liabilities and capital and surplus as a nonadmitted asset. There was no accrued investment income excluded at June 30, 2023 and December 31, 2022 on this basis.

Net Realized Capital Losses

There were no proceeds from the sale of debt securities for the three and six months ended June 30, 2023 or 2022. The Company recorded $6 and $5 of tax expense for the three and six months ended June 30, 2022 related to prior capital losses.

Other-Than-Temporary Investment Impairments

Investment securities are reviewed for OTTI on an ongoing basis. The Company creates a watchlist of securities based primarily on the fair value of an investment security relative to its amortized cost. When the fair value drops below the Company’s amortized cost, the Company monitors the security for OTTI. The determination of OTTI requires significant judgment on the part of the Company and depends on several factors, including, but not limited to:

●	The existence of any plans to sell the investment security.

●	The extent to which fair value is less than statement value.

●	The underlying reason for the decline in fair value (credit concerns, interest rates, etc.).

●	The financial condition and near-term prospects of the issuer/borrower, including the ability to meet contractual obligations, relevant industry trends and conditions and cash flow analysis.

●	For mortgage-backed and structured securities, the Company’s intent and ability to retain its investment for a period of time sufficient to allow for an anticipated recovery in fair value.

●	The Company’s ability to recover all amounts due according to the contractual terms of the agreements.

●	The Company’s collateral position, in the case of bankruptcy or restructuring.

14

MEMBERS LIFE INSURANCE COMPANY

Notes to Condensed Statutory Basis Financial Statements, Unaudited

($ in 000s)

A bond or note is considered to be other-than-temporarily impaired when the fair value is less than the amortized cost basis and its value is not expected to recover through the Company’s holding period. When this occurs, the Company records a realized capital loss equal to the difference between the amortized cost and fair value. The fair value of the other-than-temporarily impaired security becomes its new amortized cost. If the bond is a loan-backed or structured security, it is considered to be other-than-temporarily impaired when the amortized cost exceeds the present value of cash flows expected to be collected and its value is not expected to recover through the Company’s holding period. The amount of the OTTI recognized in the condensed statutory basis statement of operations as a realized loss equals the difference between the investment’s amortized cost basis and its expected cash flows.

Management believes it has made an appropriate provision for other-than-temporarily impaired securities owned at June 30, 2023 and December 31, 2022. Future declines in fair value may result in additional OTTI. Additional OTTI will be recorded as appropriate and as determined by the Company’s regular monitoring procedures of additional facts. In light of the variables involved, such additional OTTI could be significant.

The Company did not recognize any OTTI on mortgage-backed and structured securities during the three and six months ended June 30, 2023 and 2022 caused by an intent to sell or lack of intent and ability to hold until recovery of the amortized cost basis.

Net Unrealized Capital Losses

Information regarding the Company’s bonds and notes with unrealized losses at June 30, 2023 is presented below, segregated between those that have been in a continuous unrealized loss position for less than twelve months and those that have been in a continuous unrealized loss position for twelve or more months.

	Months in Unrealized Loss Position
	Less Than		Twelve		Total
	Twelve Months		Months or Greater		June 30, 2023
	Fair Value	Unrealized Loss	Fair Value	Unrealized Loss	Fair Value	Unrealized Loss

U.S. government and agencies	$—	$—	$7,078	$(1,643)	$7,078	$(1,643)
Industrial and miscellaneous	22,622	(383)	4,037	(941)	26,659	(1,324)
Commercial mortgage-backed securities	1,866	(84)	1,696	(221)	3,562	(305)
Residential mortgage-backed securities	101	(3)	442	(50)	543	(53)
Non-mortgage asset-backed securities	3,699	(83)	—	—	3,699	(83)

Total bonds and notes	$28,288	$(553)	$13,253	$(2,855)	$41,541	$(3,408)

At June 30, 2023, the Company owned 36 securities with a fair value of $41,541 in an unrealized loss position. The Company owned two U.S. government and agency securities, five industrial and miscellaneous securities, one commercial mortgage-backed security, and one residential mortgage-backed security of $1,643, $941, $221, and $50, respectively, in unrealized loss positions greater than twelve months. The aggregate severity of unrealized losses for bonds and notes with a loss period of twelve months or greater is approximately 17.7% of amortized cost.

15

MEMBERS LIFE INSURANCE COMPANY

Notes to Condensed Statutory Basis Financial Statements, Unaudited

($ in 000s)

All the securities with unrealized losses as of June 30, 2023 are rated “investment grade” based on having an NAIC rating of 1 or 2.

Information regarding the Company’s bonds and notes with unrealized losses at December 31, 2022 is presented below, segregated between those that have been in a continuous unrealized loss position for less than twelve months and those that have been in a continuous unrealized loss position for twelve or more months.

	Months in Unrealized Loss Position
	Less Than		Twelve		Total
	Twelve Months		Months or Greater		December 31, 2022
	Fair Value	Unrealized Loss	Fair Value	Unrealized Loss	Fair Value	Unrealized Loss

U.S. government and agencies	$6,907	$(1,817)	$—	$—	$6,907	$(1,817)
Industrial and miscellaneous	20,846	(361)	5,607	(1,073)	26,453	(1,434)
Residential mortgage-backed securities	569	(56)	—	—	569	(56)
Commercial mortgage-backed securities	1,906	(28)	1,700	(229)	3,606	(257)
Non-mortgage asset-backed securities	4,581	(175)	—	—	4,581	(175)

Total bonds and notes	$34,809	$(2,437)	$7,307	$(1,302)	$42,116	$(3,739)

At December 31, 2022, the Company owned 37 securities with a fair value of $42,116 in an unrealized loss position. The Company owned seven industrial and miscellaneous securities and one commercial mortgage-backed security of $1,073 and $229, respectively, in unrealized loss positions greater than twelve months. The aggregate severity of unrealized losses for bonds and notes with a loss period of twelve months or greater is approximately 15.1% of amortized cost. All the securities with unrealized losses as of December 31, 2022 are rated “investment grade” based on having an NAIC rating of 1 or 2.

Restricted Assets

At June 30, 2023 and December 31, 2022, securities with admitted asset values of $44,999 and $45,905, respectively, were on deposit with government authorities as required by law to satisfy regulatory requirements. These holdings as a percentage of total assets and total admitted assets were 12% and 12% as of June 30, 2023, respectively, and 13% and 13% as of December 31, 2022, respectively.

Investment Credit Risk

The Company maintains a diversified investment portfolio including issuer, sector and geographic stratification, where applicable, and has established certain exposure limits, diversification standards, and review procedures to mitigate credit risk.

16

MEMBERS LIFE INSURANCE COMPANY

Notes to Condensed Statutory Basis Financial Statements, Unaudited

($ in 000s)

Note 4: Fair Value

The Company uses fair value measurements to record fair value of certain assets and liabilities and to estimate fair value of financial instruments not recorded at fair value but required to be disclosed at fair value. Certain financial instruments, such as insurance policy liabilities other than deposit-type contracts, are excluded from the fair value disclosure requirements. The Company uses fair value measurements obtained using observable inputs or internally determined estimates to estimate fair value.

Valuation Hierarchy

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value of assets and liabilities into three broad levels. The Company has categorized its financial instruments, based on the degree of subjectivity inherent in the valuation technique, as follows:

●	Level 1: Inputs are directly observable and represent quoted prices for identical assets or liabilities in active markets the Company has the ability to access at the measurement date.

●	Level 2: All significant inputs are observable, either directly or indirectly, other than quoted prices included in Level 1, for the asset or liability. This includes: (i) quoted prices for similar instruments in active markets, (ii) quoted prices for identical or similar instruments in markets that are not active, (iii) inputs other than quoted prices that are observable for the instruments and (iv) inputs that are derived principally from or corroborated by observable market data by correlation or other means.

●	Level 3: One or more significant inputs are unobservable and reflect the Company’s estimates of the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk.

For purposes of determining the fair value of the Company’s assets and liabilities, observable inputs are those inputs used by market participants in valuing financial instruments, which are developed based on market data obtained from independent sources. In the absence of sufficient observable inputs, unobservable inputs, reflecting the Company’s estimates of the assumptions market participants would use in valuing financial assets and liabilities, are developed based on the best information available in the circumstances. The Company uses prices and inputs that are current as of the measurement date. In some instances, valuation inputs used to measure fair value fall into different levels of the fair value hierarchy. The category level in the fair value hierarchy is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The hierarchy requires the use of market observable information when available for measuring fair value. The availability of observable inputs varies by investment. In situations where the fair value is based on inputs that are unobservable in the market or on inputs from inactive markets, the determination of fair value requires more judgment and is subject to the risk of variability. The degree of judgment exercised by the Company in determining fair value is typically greatest for investments categorized in Level 3. Transfers in and out of level categories are reported as having occurred at the end of the quarter in which the transfer occurred. Therefore, for all transfers into Level 3, all realized gains and losses and all changes in unrealized gains and losses in the last quarter are not reflected in the Level 3 rollforward table.

Valuation Process

The Company is responsible for the determination of fair value and the supporting assumptions and methodologies. The Company uses a consistent application of valuation methodologies and inputs and compliance with accounting standards through the execution of various processes and controls designed to provide assurance that assets and liabilities are appropriately valued.

17

MEMBERS LIFE INSURANCE COMPANY

Notes to Condensed Statutory Basis Financial Statements, Unaudited

($ in 000s)

The Company has policies and guidelines that require the establishment of valuation methodologies and consistent application of such methodologies. These policies and guidelines govern the use of inputs and price source hierarchies and provide controls around the valuation processes. These controls include appropriate review and analysis of prices against market activity or indicators of reasonableness, approval of price source changes, price overrides, methodology changes and classification of fair value hierarchy levels. The valuation policies and guidelines are reviewed and updated as appropriate.

For fair values received from third parties or internally estimated, the Company’s processes are designed to provide assurance that the valuation methodologies and inputs are appropriate and consistently applied, the assumptions are reasonable and consistent with the objective of determining fair value, and the fair values are appropriately recorded. The Company performs procedures to understand and assess the methodologies, processes, and controls of valuation service providers. In addition, the Company may validate the reasonableness of fair values by comparing information obtained from valuation service providers or brokers to other third-party valuation sources for selected securities. When using internal valuation models, these models are developed by the Company’s investment group using established methodologies. The models, including key assumptions, are reviewed with various investment sector professionals, accounting, operations, compliance, and risk management professionals. In addition, when fair value estimates involve a high degree of subjectivity, the Company validates them through reviews by members of management who have relevant expertise and who are independent of those charged with executing investment transactions.

Transfers Between Levels

There were no transfers between levels during the three and six months ended June 30, 2023 and 2022.

Determination of Fair Values

The following table summarizes the Company’s assets that are measured at fair value on a recurring basis as of June 30, 2023.

Assets, at Fair Value	Level 1	Level 2	Level 3	Total

Cash equivalents	$48,741	$—	$—	$48,741
Separate account assets	—	237,505	—	237,505
Total assets at fair value	$48,741	$237,505	$—	$286,246

The following table summarizes the Company’s assets that are measured at fair value on a recurring basis as of December 31, 2022.

Assets, at Fair Value	Level 1	Level 2	Level 3	Total

Cash equivalents	$42,915	$—	$—	$42,915
Separate account assets	—	229,659	—	229,659
Total assets at fair value	$42,915	$229,659	$—	$272,574

There were no liabilities measured at fair value on a recurring basis as of June 30, 2023 or December 31, 2022.

18

MEMBERS LIFE INSURANCE COMPANY

Notes to Condensed Statutory Basis Financial Statements, Unaudited

($ in 000s)

Fair Value Measurement of Financial Instruments

Accounting standards require disclosure of fair value information about certain on and off-balance sheet financial instruments for which it is practicable to estimate that value.

The following table summarizes the carrying amounts and fair values of the Company’s financial instruments for which it is practicable to estimate fair value by fair value measurement level at June 30, 2023:

	Carrying
	Amount	Fair Value	Level 1	Level 2	Level 3
Financial instruments recorded as assets:
Bonds and notes	$44,949	$41,541	$—	$41,541	$—
Cash equivalents	48,741	48,741	48,741	—	—
Separate account assets	237,505	237,505	—	237,505	—
Financial instruments recorded as liabilities:
Separate account liabilities	237,505	237,505	—	237,505	—

The following table summarizes the carrying amounts and fair values of the Company’s financial instruments for which it is practicable to estimate fair value by fair value measurement level at December 31, 2022:

	Carrying
	Amount	Fair Value	Level 1	Level 2	Level 3
Financial instruments recorded as assets:
Bonds and notes	$45,855	$42,116	$—	$42,116	$—
Cash equivalents	42,915	42,915	42,915	—	—
Separate account assets	229,659	229,659	—	229,659	—
Financial instruments recorded as liabilities:
Separate account liabilities	229,659	229,659	—	229,659	—

The carrying amounts for accrued net investment income, and certain receivables and payables approximate fair value due to their short-term nature and have been excluded from the fair value tables above.

The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments by fair value hierarchy level:

Level 1 Measurements

Cash equivalents: Consists of money market mutual funds reported as cash equivalents. Valuation for money market mutual funds is based on the closing price as of the balance sheet date.

19

MEMBERS LIFE INSURANCE COMPANY

Notes to Condensed Statutory Basis Financial Statements, Unaudited

($ in 000s)

Level 2 Measurements

Bonds and notes: Valuation is principally based on observable inputs including quoted prices for similar assets in markets that are active and observable market data.

Separate account assets and liabilities: Separate account assets are investments in mutual funds and unit investment trusts in which the contract holders could redeem their investment at net asset value per share at the measurement date with the investee; and mutual funds where valuation is principally based on observable inputs including quoted prices for similar assets in markets that are active and observable market data. Separate account liabilities represent the account value owed to the customer; the fair value is determined by reference to the fair value of the related separate account assets.

20

MEMBERS LIFE INSURANCE COMPANY

Notes to Condensed Statutory Basis Financial Statements, Unaudited

($ in 000s)

Note 5: Income Tax

The Company has entered into a tax sharing agreement with CMHC and certain of its subsidiaries. The agreement provides for the allocation of tax expense based on each subsidiary’s contribution to the consolidated federal income tax liability. Pursuant to the agreement, subsidiaries that have incurred losses are reimbursed regardless of the utilization of the loss in the current year.

Reconciliation to U.S. Tax Rate

The total statutory provision for income taxes for the three and six months ended June 30, 2023 and 2022 differs from the amount computed by applying the U.S. federal corporate income tax rate of 21% to income before federal income taxes plus gross realized capital gains (losses) due to the items listed in the following reconciliation:

	Three months ended				Six months ended
	June 30,		June 30,		June 30,		June 30,
	2023		2022		2023		2022
	Amount	Rate	Amount	Rate	Amount	Rate	Amount	Rate

Tax expense computed at federal corporate rate	$98	21.0%	$303	21.0%	$400	21.0%	$126	21.0%
Foreign tax credit	(20)	(4.3%)	(10)	(0.7%)	(40)	(2.1%)	(21)	(3.5%)
Income tax expense (benefit) related to prior years	(308)	(66.2%)	—	0.0%	(308)	(16.2%)	—	0.0%
Nonadmitted assets	346	74.2%	(50)	(3.4%)	499	26.2%	(944)	(156.4%)
Interest maintenance reserve amortization	3	0.6%	4	0.3%	6	0.3%	7	1.2%
Dividends received deductions	(26)	(5.7%)	(27)	(1.9%)	(53)	(2.8%)	(54)	(9.0%)
Other	1	0.1%	(1)	0.0%	1	0.0%	(1)	(0.1%)

Total statutory income taxes	$94	19.7%	$219	15.3%	$505	26.4%	$(887)	(146.8%)

Federal income tax expense (benefit)	$336	72.0%	$532	37.3%	$851	44.6%	$641	107.4%
Change in net deferred income tax	(242)	(52.3%)	(313)	(22.0%)	(346)	(18.2%)	(1,528)	(254.2%)

Total statutory income taxes	$94	19.7%	$219	15.3%	$505	26.4%	$(887)	(146.8%)

Interim period tax provisions are calculated based on actual results rather than an estimated annual effective tax rate. A reliable estimate of the annual effective tax rate cannot be made, and the actual effective tax rate is the best estimate of the annual effective tax rate.

21

MEMBERS LIFE INSURANCE COMPANY

Notes to Condensed Statutory Basis Financial Statements, Unaudited

($ in 000s)

Note 6: Related Party Transactions

In the normal course of business, the Company has various transactions with related entities, such as information technology support, benefit plan administration and costs associated with accounting, actuarial, tax, investment and administrative services. In certain circumstances, expenses are shared between the companies. Expenses incurred that are specifically identifiable with a particular company are borne by that company; other expenses are allocated among the companies on the basis of time and usage studies. Amounts due from this related party activity are generally settled monthly. The Company reimbursed CMFG Life $26,216 and $51,235 for allocated expenses for the three and six months ended June 30, 2023, respectively, and $18,636 and $36,857 for the three and six months ended June 30, 2022, respectively; which are included in operating and other expenses.

As of June 30, 2023 and December 31, 2022, respectively, $33,370 and $24,611 was due to CMFG Life for such expense sharing transactions.

The Company utilizes CUNA Brokerage Services, Inc. (“CBSI”), which is 100% owned by CMIC, to distribute its annuity products. Beginning in May 2022, CBSI advisors were licensed with LPL Financial LLC (“LPL”), an unaffiliated third party, such that starting in June 2022, commissions are paid to LPL prior to being collected by CBSI. The Company recorded commission expenses for this service of $7,030 and $12,710 for the three and six months ended June 30, 2023, respectively. Commission expenses of $8,662 and $21,670 were recorded for the three and six months ended and June 30, 2022, respectively.

22

MEMBERS LIFE INSURANCE COMPANY

Notes to Condensed Statutory Basis Financial Statements, Unaudited

($ in 000s)

Note 7: Reinsurance

The Company entered into coinsurance and modified coinsurance agreements with its affiliate, CMFG Life, to cede 100% of its life, accident and health, and annuity business. The Company entered into the agreements for the purpose of limiting its exposure to loss on any one single insured, diversifying its risk and limiting its overall financial exposure to certain products, and to meet its overall financial objectives. The Company retains the risk of loss in the event that CMFG Life is unable to meet the obligations assumed under the reinsurance agreements.

The following table shows the effect of reinsurance on premiums, benefits, and surrenders, and increase in policy reserves for the three and six months ended June 30, 2023 and 2022.

	Three months ended		Six months ended
	June 30,		June 30,
	2023	2022	2023	2022
Premiums earned:
Direct	$284,840	$321,413	$540,266	$743,095
Ceded to affiliates	(284,840)	(321,413)	(540,266)	(743,095)
Premiums earned, net of reinsurance	$—	$—	$—	$—
Contract charges
Direct	2,226	1,618	4,427	2,541
Ceded to affiliates	(2,226)	(1,618)	(4,427)	(2,541)
Contract charges, net of reinsurance	$—	$—	$—	$—
Benefits and surrender expenses:
Direct	$189,784	$115,196	$351,628	$254,344
Ceded to affiliates	(189,784)	(115,196)	(351,628)	(254,344)
Benefits and surrender expenses, net of reinsurance	$—	$—	$—	$—
Increase in policy reserves:
Direct	$(19,509)	$40,983	$(45,604)	$37,964
Ceded to affiliates	19,509	(40,983)	45,604	(37,964)
Increase in policy reserves, net of reinsurance	$—	$—	$—	$—

Policy reserves and claim liabilities are stated net of reinsurance balances ceded of $123,920 and $167,272 at June 30, 2023 and December 31, 2022, respectively.

The Company receives a reinsurance ceding commission equal to 100% of its actual expenses for life insurance and annuities ceded to CMFG Life, which was $45,009 and $88,298 for the three and six months ended June 30, 2023, respectively, and $39,557 and $84,818 for the three and six months ended June 30, 2022, respectively.

23

MEMBERS LIFE INSURANCE COMPANY

Notes to Condensed Statutory Basis Financial Statements, Unaudited

($ in 000s)

Note 8: Commitments and Contingencies

Legal Matters

Various legal and regulatory actions, including state market conduct exams and federal tax audits, are currently pending that involve the Company and specific aspects of its conduct of business. Like other members of the insurance industry, the Company is routinely involved in a number of lawsuits and other types of proceedings, some of which may involve claims for substantial or indeterminate amounts. These actions are based on a variety of issues and involve a range of the Company’s practices. The ultimate outcome of these disputes is unpredictable.

These matters in some cases raise difficult and complicated factual and legal issues and are subject to many uncertainties and complexities, including but not limited to, the underlying facts of each matter; novel legal issues; variations between jurisdictions in which matters are being litigated, heard or investigated; differences in applicable laws and judicial interpretations; the length of time before many of these matters might be resolved by settlement, through litigation or otherwise and, in some cases, the timing of their resolutions relative to other similar matters involving other companies. In connection with regulatory examinations and proceedings, government authorities may seek various forms of relief, including penalties, restitution and changes in business practices. The Company may not be advised of the nature and extent of relief sought until the final stages of the examination or proceeding. In the opinion of management, the ultimate liability, if any, resulting from all such pending actions will not materially affect the condensed statutory basis financial statements of the Company.

Note 9: Unassigned Surplus

Nonadmitted assets at June 30, 2023 and December 31, 2022 reduce unassigned surplus and include the following:

	June 30,	December 31,
	2023	2022
Nonadmitted assets:
Net deferred tax asset	$5,464	$4,612
Accounts receivable - nonaffiliated	5,950	6,599
Prepaid expenses	397	494
Interest maintenance reserve	712	740
Other	857	2,488
Total nonadmitted assets	$13,380	$14,933

Note 10: Subsequent Events

The Company evaluated subsequent events through October 17, 2023, the date the condensed statutory basis financial statements were available for issuance. There were no significant subsequent events that require adjustment to or disclosure in the accompanying condensed statutory basis financial statements.

24

MEMBERS Life Insurance Company

Statutory Basis Financial Statements

as of December 31, 2022 and 2021

and for the Three Years in the Period Ended

December 31, 2022, Supplemental Schedules

as of and for the Year Ended December 31, 2022

and Independent Auditor’s Report

INDEPENDENT AUDITOR’S REPORT

Audit Committee and Stockholder of

MEMBERS Life Insurance Company

Waverly, Iowa

Opinions

We have audited the statutory basis financial statements of MEMBERS Life Insurance Company (the “Company”), which comprise the statutory basis statements of admitted assets, liabilities, and capital and surplus as of December 31, 2022 and 2021, and the related statutory basis statements of operations, changes in capital and surplus, and cash flows for each of the three years in the period ended December 31, 2022, and the related notes to the statutory basis financial statements (collectively referred to as the “statutory basis financial statements”).

Unmodified Opinion on Statutory Basis of Accounting

In our opinion, the statutory basis financial statements present fairly, in all material respects, the admitted assets, liabilities, and capital and surplus of the Company as of December 31, 2022 and 2021, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2022, in accordance with the accounting practices prescribed or permitted by the Iowa Department of Commerce, Insurance Division, described in Note 2.

Adverse Opinion on Accounting Principles Generally Accepted in the United States of America

In our opinion, because of the significance of the matter described in the Basis for Adverse Opinion on Accounting Principles Generally Accepted in the United States of America section of our report, the statutory basis financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2022 and 2021, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2022.

Basis for Opinions

We conducted our audit in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Statutory Basis Financial Statements section of our report. We are required to be independent of the Company, and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on Accounting Principles Generally Accepted in the United States of America

As described in Note 2 to the statutory basis financial statements, the statutory basis financial statements are prepared by the Company using the accounting practices prescribed or permitted by the Iowa Department of Commerce, Insurance Division, which is a basis of accounting other than accounting principles generally accepted in the United States of America, to meet the requirements of the Iowa Department of Commerce, Insurance Division. The effects on the statutory basis financial statements of the variances between the statutory basis of accounting described in Note 2 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material and pervasive.

Emphasis of Matter

As discussed in Note 1 to the statutory basis financial statements, the results of the Company may not be indicative of those of a stand-alone entity, as the Company is a member of a controlled group of affiliated companies. Our opinion is not modified with respect to this matter.

Responsibilities of Management for the Statutory Basis Financial Statements

Management is responsible for the preparation and fair presentation of the statutory basis financial statements in accordance with the accounting practices prescribed or permitted by the Iowa Department of Commerce, Insurance Division. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of statutory basis financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the statutory basis financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date that the statutory basis financial statements are issued.

Auditor’s Responsibilities for the Audit of the Statutory Basis Financial Statements

Our objectives are to obtain reasonable assurance about whether the statutory basis financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the statutory basis financial statements.

In performing an audit in accordance with GAAS, we:

●	Exercise professional judgment and maintain professional skepticism throughout the audit.

●	Identify and assess the risks of material misstatement of the statutory basis financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the statutory basis financial statements.

●	Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

●	Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the statutory basis financial statements.

●	Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control–related matters that we identified during the audit.

Report on Supplemental Schedules

Our 2022 audit was conducted for the purpose of forming an opinion on the 2022 statutory basis financial statements as a whole. The supplemental schedule of selected financial data, summary investment schedule, reinsurance contract interrogatories, and supplemental investment risks interrogatories as of and for the year ended December 31, 2022, are presented for purposes of additional analysis and are not a required part of the 2022 statutory basis financial statements. These schedules are the responsibility of the Company’s management and were derived from and relate directly to the underlying accounting and other records used to prepare the statutory basis financial statements. Such schedules have been subjected to the auditing procedures applied in our audit of the 2022 statutory basis financial statements and certain additional procedures, including comparing and reconciling such schedules directly to the underlying accounting and other records used to prepare the statutory basis financial statements or to the statutory basis financial statements themselves, and other additional procedures in accordance with auditing standards generally accepted in the United States of America. In our opinion, such schedules are fairly stated in all material respects in relation to the 2022 statutory basis financial statements as a whole.

/s/ DELOITTE & TOUCHE LLP

Chicago, Illinois

March 15, 2023

MEMBERS Life Insurance Company
Statutory Basis Statements of Admitted Assets, Liabilities and Capital and Surplus
December 31, 2022 and 2021
($ in 000s)

Admitted Assets	2022	2021

Cash and invested assets
Bonds and notes	$45,855	$27,450
Cash and cash equivalents	47,772	38,725

Total cash and invested assets	93,627	66,175

Accrued investment income	539	216
Federal income taxes recoverable from affiliate	16	43
Net deferred tax asset	505	563
Amounts due from reinsurers	21,993	25,030
Receivables from affiliates	45	308
Other assets	14	10
Separate account assets	229,659	294,305

Total admitted assets	$346,398	$386,650

Liabilities and Capital and Surplus
Liabilities
Reinsurance payable	$18,442	$21,558
Payable to affiliates	25,569	21,606
Commissions, expenses, taxes, licenses, and fees accrued	2,757	2,379
Asset valuation reserve	68	18
Other liabilities	22,548	23,360
Transfers to (from) separate accounts	(4,695)	(12,213)
Separate account liabilities	229,659	294,305

Total liabilities	294,348	351,013

Capital and surplus
Capital
Common stock, $5 par value, 1,000 shares
issued and outstanding	5,000	5,000
Paid-in capital	51,170	31,153
Unassigned surplus (deficit)	(4,120)	(516)

Total capital and surplus	52,050	35,637

Total liabilities and capital and surplus	$346,398	$386,650

See accompanying notes to statutory basis financial statements	4

MEMBERS Life Insurance Company
Statutory Basis Statements of Operations
Years Ended December 31, 2022, 2021, and 2020
($ in 000s)

	2022	2021	2020
Income
Reinsurance commissions	$163,472	$169,103	$103,297
Net investment income	1,679	748	1,017
Other income (loss)	(4,244)	32,689	31,596

Total income	160,907	202,540	135,910

Benefits and expenses
General insurance expenses	75,646	62,147	45,029
Insurance taxes, licenses, fees, and commissions	87,648	107,116	58,279
Net transfers to (from) separate accounts	(4,074)	32,291	31,908

Total benefits and expenses	159,220	201,554	135,216

Income before federal income tax expense and net realized capital gains (losses)	1,687	986	694
Federal income tax expense	1,142	1,668	256

Income (loss) before net realized capital gains (losses)	545	(682)	438
Net realized capital gains (losses), excluding gains transferred to IMR, net of tax expense (2022 - $5; 2021 - $21; 2020 - $100) excluding taxes transferred to IMR (2022 - $0; 2021 - $0; 2020- $0)	(5)	(21)	(241)

Net income (loss)	$540	$(703)	$197

See accompanying notes to statutory basis financial statements	5

MEMBERS Life Insurance Company
Statutory Basis Statements of Changes in Capital and Surplus
Years Ended December 31, 2022, 2021, and 2020
($ in 000s)

	2022	2021	2020

Capital and surplus at beginning of year	$35,637	$40,700	$39,989
Additions (deductions)
Net income (loss)	540	(703)	197
Change in net deferred income tax	1,769	2,100	241
Change in nonadmitted assets	(5,863)	(6,442)	233
Change in asset valuation reserve	(50)	(18)	40
Capital contribution from parent, net of tax	20,017	-	-

Net additions (deductions)	16,413	(5,063)	711

Capital and surplus at end of year	$52,050	$35,637	$40,700

See accompanying notes to statutory basis financial statements	6

MEMBERS Life Insurance Company
Statutory Basis Statements of Cash Flows
Years Ended December 31, 2022, 2021, and 2020
($ in 000s)

	2022	2021	2020

Cash from operating activities
Premiums and other considerations	$(3,115)	$14,161	$(7,537)
Net investment income received	1,461	802	1,191
Reinsurance commissions	163,472	169,103	103,297
Other income	2,855	20,389	25,668
Policy and contract benefits and dividends paid	(3,866)	151	187
Operating expenses paid	(158,638)	(164,222)	(94,087)
Federal income taxes received (paid)	(1,120)	1,546	(141)
Net transfers from (to) separate accounts	11,592	(35,088)	(34,175)

Net cash provided by (used in) operating activities	12,641	6,842	(5,597)

Cash from investing activities

Proceeds from investments sold, matured or repaid
Bonds and notes	1,198	2,820	11,864
Miscellaneous proceeds	7	-	-

Total investment proceeds	1,205	2,820	11,864

Cost of investments acquired
Bonds and notes	-	-	7,951
Miscellaneous applications	-	7	-

Total investments acquired	-	7	7,951

Net cash provided by investing activities	1,205	2,813	3,913

Cash from financing and miscellaneous activities
Net deposits (withdrawals) on deposit-type contracts	(126)	(65)	(26)
Other cash provided (used)	(4,673)	2,725	(917)

Net cash provided by (used in) financing
and miscellaneous activities	(4,799)	2,660	(943)

Net change in cash and cash equivalents	9,047	12,315	(2,627)
Cash and cash equivalents at the beginning of the year	38,725	26,410	29,037

Cash and cash equivalents at the end of the year	$47,772	$38,725	$26,410

Supplemental disclosure of non-cash transactions
Net cash paid (received) to (from) affiliate for income taxes	$1,120	$(1,546)	$141
Capital contribution of securities from parent	19,680	-	-

See accompanying notes to statutory basis financial statements	7

MEMBERS Life Insurance Company
Notes to Statutory Basis Financial Statements
($ in 000s)

Note 1: Nature of Business

MEMBERS Life Insurance Company (“MEMBERS Life” or the “Company” or “MLIC”) is a stock life and health insurance company organized under the laws of Iowa and a wholly-owned subsidiary of CUNA Mutual Investment Corporation (“CMIC”). CMIC is organized under the laws of Wisconsin and is a wholly-owned subsidiary of CMFG Life Insurance Company (“CMFG Life”), an Iowa life insurance company. CMFG Life and its affiliated companies primarily sell insurance and other products to credit unions and consumers. The Company’s ultimate parent is CUNA Mutual Holding Company (“CMHC”), a mutual insurance holding company organized under the laws of Iowa.

The Company began selling a single premium deferred index annuity contract in 2013, a flexible premium deferred variable and index-linked annuity contract in 2016, a single premium deferred modified guaranteed index annuity contract in 2019, and a single premium deferred index-linked interest options annuity contract (collectively the “registered index annuities”) and whole life insurance policies in 2021. Products are sold to consumers, including credit union members, through face-to-face and call center distribution channels. The Company has reinsurance agreements under which it cedes 100% of its business to CMFG Life. See Note 7, Reinsurance, for information on the Company’s reinsurance agreements.

The Company is authorized to sell life, health and annuity policies in all states in the U.S. and the District of Columbia, except New York. All premiums of the Company are generated in the United States with a significant portion in Texas, Michigan, Georgia, California, Florida and Pennsylvania. All annuity deposits of the Company are received in the United States with a significant portion in Pennsylvania, Florida, North Carolina, California, Wisconsin and Michigan.

The accompanying statutory basis financial statements reflect various transactions and balances with the Company’s affiliates. See Note 6, Related Party Transactions, for a description of the significant transactions. While the Company believes that these transactions were at reasonable terms, the results of operations of the Company may have materially differed had these transactions been consummated with unrelated parties.

Note 2: Summary of Significant Accounting Policies

Basis of Presentation

The accompanying statutory basis financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Iowa Department of Commerce, Insurance Division (“Insurance Department”), which differ in some respects from accounting principles generally accepted in the United States of America (“GAAP”).

Prescribed statutory accounting practices are practices incorporated directly or by reference in state laws, regulations and general administrative rules and are applicable to all insurance enterprises domiciled in a particular state. The Insurance Department has identified the Accounting Practices and Procedures Manual (“APPM”), as promulgated by the Insurance Department, as a source of prescribed statutory accounting practices for insurers domiciled in Iowa. Permitted statutory accounting practices encompass all accounting practices not prescribed by the NAIC and are approved by the insurance department of the insurer’s state of domicile. The Company does not utilize any permitted practices.

8

MEMBERS Life Insurance Company
Notes to Statutory Basis Financial Statements
($ in 000s)

GAAP/Statutory Accounting Differences

The following summary identifies the significant differences between the accounting practices prescribed or permitted by the Insurance Department and GAAP:

“Nonadmitted assets” (principally a portion of deferred taxes, certain non-affiliated accounts receivable and commission receivable accounts, the interest maintenance reserve and debit suspense balances) are excluded from the statutory basis statements of admitted assets, liabilities and capital and surplus through a direct charge to unassigned surplus. Under GAAP, nonadmitted assets are presented in the balance sheet, net of any valuation allowance.

Investments in bonds and notes are generally carried at amortized cost, while under GAAP, they are carried at either amortized cost or fair value based on their classification according to the Company’s ability and intent to hold or trade the securities.

For statutory accounting, after an other-than-temporary impairment of bonds, other than loan-backed securities, is recorded, the fair value of the other-than-temporarily impaired bond, other than loan-backed securities, becomes its new cost basis. If the bond is a loan-backed or structured security, it is considered to be other-than-temporarily impaired when the amortized cost exceeds the present value of cash flows expected to be collected and its value is not expected to recover through the Company’s holding period. The amount of the other-than-temporary impairment recognized in net income as a realized loss equals the difference between the investment’s amortized cost basis and its expected cash flows. For GAAP, an impairment is based on the net present value of expected cash flows if the Company intends to hold the security until it has recovered, and an impairment is recorded as a valuation allowance.

Policy reserves, which are 100% ceded to CMFG Life, are established based on mortality and interest assumptions prescribed by state statutes, without consideration for withdrawals, which may differ from reserves established for GAAP using assumptions with respect to mortality, interest, expense, and withdrawals that are based on company experience and expectations.

The Company cedes 100% of its annuity business to its parent, CMFG Life, which is accounted for as reinsurance ceded under statutory accounting. These contracts are accounted for as investment-type contracts under GAAP; as such, deposits are not reported as revenues for GAAP. Consequently, deposit accounting is used to account for the reinsurance agreement for GAAP.

Under both GAAP and statutory accounting, deferred federal income taxes are provided for unrealized capital gains or losses on investments and the temporary differences between the reporting and tax bases of assets and liabilities; however, there are limits as to the amount of deferred tax assets that may be reported as admitted assets under statutory accounting. Further, the change in deferred taxes is recognized as an adjustment to unassigned surplus under statutory accounting. For GAAP, changes in deferred taxes related to revenue and expense items are recorded in the statements of operations and comprehensive income. A federal income tax provision is required on a current basis only for the statutory basis statements of operations.

The asset valuation reserve (“AVR”), a statutory only reserve established by formula for the purpose of stabilizing the surplus of the Company against fluctuations in the fair value of certain invested assets, is recorded as a liability by a direct charge to unassigned surplus for statutory accounting. Such a reserve is not recorded under GAAP.

For statutory reporting, the interest maintenance reserve (“IMR”) defers recognition of interest rate-related gains and losses resulting from the disposal of investment securities and amortizes them into income over the remaining contractual maturities of those securities; under GAAP, such gains and losses are recognized in income immediately.

Amounts due from reinsurers for their share of ceded reserves are netted against the reserves rather than shown as assets as under GAAP.

9

MEMBERS Life Insurance Company
Notes to Statutory Basis Financial Statements
($ in 000s)

Deposits, surrenders, and benefits on certain annuities, including those recorded in the separate accounts, are recorded in the statutory basis statements of operations, while such deposits and benefits are credited or charged directly to the policyholder account balances under GAAP. As a result, under GAAP, revenues on these types of contracts are composed of contract charges and fees, which are recognized when assessed against the account balance. Under GAAP, amounts collected are credited directly to policyholder account balances, and the benefits and claims on these contracts that are charged to expense only include benefits incurred in the period in excess of related policyholder account balances.

The registered index annuities are reported as separate account products for statutory reporting. For GAAP, only the variable annuity component of the flexible premium variable and index-linked deferred annuity is reported as a separate account product, with the other related assets and liabilities reported in the general account because criteria for separate account reporting are not met. The criteria are that funds must be invested at the direction of the contract holder and investment results must be passed through to the contract holder.

Comprehensive income and its components are not presented in the statutory basis financial statements, whereas under GAAP, comprehensive income is presented and changes in comprehensive income are reflected in accumulated other comprehensive income, a component of stockholder’s equity.

The statutory basis statements of cash flows are presented in the required statutory format. Under GAAP, the indirect method for the statements of cash flows requires a reconciliation of net income to net cash provided by operating activities.

Use of Estimates

The preparation of the statutory basis financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the statutory basis financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and, in some cases, the difference could be material. Investment valuations, policy reserve valuations, determination of other-than-temporary impairments (“OTTI”), deferred tax asset valuation reserves and reinsurance balances are most affected by the use of estimates and assumptions.

Investments

Investments are valued as prescribed by the NAIC.

Bonds and notes: Bonds and notes with an NAIC designation of 1 through 5 are generally stated at amortized cost. Bonds and notes with an NAIC designation of 6 are stated at the lower of amortized cost or fair value. Loan-backed securities may be carried at the lower of amortized cost or fair value if they receive an initial rating of 6 under the multiple-designation methodology. Prepayment assumptions for loan-backed securities are obtained from historical industry prepayment averages, industry survey values or internal estimates to determine the effective yield. Changes in the anticipated prepayments are incorporated when determining statement values. Changes in estimated cash flows from the previous assumptions are accounted for using the prospective method.

Net investment income: Investment income is recognized on an accrual basis. Investment income reflects amortization of premiums and accretion of discounts on an effective-yield basis using expected cash flows.

Net realized capital gains (losses): Realized capital gains and losses on the sale of investments are determined based upon the specific identification method and are recorded on the trade date.

10

MEMBERS Life Insurance Company
Notes to Statutory Basis Financial Statements
($ in 000s)

Cash and Cash Equivalents

Cash includes unrestricted deposits in financial institutions. Cash equivalents include money market mutual funds and investments with maturities at the date of purchase of 90 days or less and are reported at carrying value, which approximates amortized cost. Money market mutual funds are valued based on the closing price as of December 31.

Income Tax

Deferred income taxes are recognized, subject to an admissibility test for deferred tax assets, and represent the future tax consequences attributable to differences between the statutory basis financial statement carrying amount of assets and liabilities and their respective tax bases. Gross deferred tax assets are reduced by a statutory valuation allowance if it is more likely than not that some portion or all of the deferred tax assets will not be realized. See Note 5, Income Tax, for the components of the admissibility test used to calculate the admitted deferred tax assets. Recorded deferred tax amounts are adjusted to reflect changes in income tax rates and other tax law provisions as they are enacted. The net change in deferred taxes is recorded directly to unassigned surplus.

The Company is subject to tax-related audits. The Company accounts for any federal and foreign tax contingent liabilities in accordance with Statement of Statutory Accounting Principles (“SSAP”) No. 5R, Liabilities, Contingencies and Impairments of Assets as modified by SSAP No. 101, Income Taxes, and any state and other tax contingent liabilities in accordance with SSAP No. 5R.

Reinsurance

Reinsurance premiums, claims and benefits, commission expense reimbursements, and reserves related to reinsured business ceded are accounted for on a basis consistent with the accounting for the underlying direct policies issued and the terms of the reinsurance contracts. Premiums and benefits ceded to other companies have been reported as reductions of premium income and benefits in the accompanying statutory basis statements of operations. Policy and claim reserves are reported net of unbilled reinsurance recoverables. The Company has evaluated its reinsurance contracts and determined that all significant contracts transfer the underlying economic risk of loss. CMFG Life, which is a related party, is the only reinsurer and there is no concern of default on reinsurance receivable balances as CMFG Life is highly rated and well capitalized.

Separate Accounts

The Company issues registered index annuities, the assets and liabilities of which are legally segregated and reflected in the accompanying statutory basis statements of admitted assets, liabilities and capital and surplus as assets and liabilities of the separate accounts. All separate account assets and liabilities are ceded to CMFG Life on a coinsurance basis except the variable annuity of the flexible premium variable and index-linked deferred annuities that are ceded on a modified coinsurance basis and the related assets and liabilities are retained in the Company’s separate account.

Separate account assets for the variable annuity component of the flexible premium variable and index-linked deferred annuity are stated at fair value. Separate account liabilities are accounted for in a manner similar to other policy reserves. Separate account premium deposits, benefit expenses and contract fee income for investment management and policy administration are reflected by the Company in the accompanying statutory basis statements of operations.

The variable annuity contract holders of the flexible premium variable and index-linked deferred annuity are able to invest in investment funds managed for their benefit. All of the flexible premium variable and index-linked deferred annuity separate account assets are invested in unit investment trusts that are registered with the Securities and Exchange Commission as of December 31, 2022 and 2021.

11

MEMBERS Life Insurance Company
Notes to Statutory Basis Financial Statements
($ in 000s)

CMFG Life, on behalf of MEMBERS Life, invests the single premium deferred index annuity, single premium deferred index-linked interest options annuity, single premium deferred modified guaranteed index annuity and flexible premium deferred variable premiums for the benefit of the contract holder. The single premium deferred index, single premium deferred modified guaranteed index and flexible premium variable and index-linked deferred annuities have two risk control accounts, referred to as the Secure and Growth Accounts; the Secure Account has a yearly credited interest rate floor of 0% and the yearly Growth Account floor is -10%. The Secure and Growth Accounts both have credited interest rate caps that vary with issuance. The single premium deferred index-linked interest options annuity has risk control accounts, with either caps and floors or participation rates and buffers applied based on the performance of an external index. For positive index performance, accounts with caps limit the interest credited to the policyholder at the cap; accounts with participation rates credit the full index performance multiplied by the participation rate to the policyholder. For negative index performance, floors represent the maximum negative interest credited a policyholder can receive, while the buffer represents the maximum negative index return for an interest term that will not result in negative interest credited to the contract. Interest is credited at the end of each contract year during the selected index term based on the allocation between risk control accounts and the performance of an external index during that contract year. At the end of the initial index term, only the Secure Account will be available as an option to the policyholder.

Policy and Contract Claim Reserves

Liabilities established for unpaid benefits for life insurance contracts represent the estimated amounts required to cover the ultimate cost of settling reported and incurred but unreported losses. These estimates are adjusted in the aggregate for ultimate loss expectations based on historical experience patterns and current economic trends. Any change in the probable ultimate liabilities, which might arise from new information emerging, is reflected in the statutory basis statements of operations in the period the change is determined to be necessary. Such adjustments could be material.

The policy and contract claim reserves are 100% ceded to CMFG Life.

Policy Reserves

Life insurance reserves: Traditional life insurance reserves are computed on either the net level reserve basis or the Commissioner’s Reserve Valuation Method (“CRVM”) basis dependent on product type and issue date using the applicable mortality table.

The Company waives deduction of deferred fractional premiums upon death of the insured and returns the portion of the final premium beyond the date of death. Surrender values are not promised in excess of legally computed reserves.

Extra premiums are charged for substandard lives, plus the gross premium for a rated age. Mean reserves are determined by computing the regular mean reserve for the plan at the rated age and holding, plus one-half of the extra premium charge for the year.

Tabular interest, tabular less actual reserves released, tabular cost and tabular interest on funds not involving life contingencies have all been determined by formulas prescribed by the Insurance Department.

Individual annuity reserves: Policyholder reserves related to individual annuity contracts are computed using the Commissioner’s Annuity Reserve Valuation Method (“CARVM”), along with Valuation Manual (“VM”) 21, for equity indexed annuities and variable annuities, during the contract accumulation period and the present value of future payments for contracts that have annuitized. Policy reserves related to the registered index annuities contracts are computed using CARVM, along with Actuarial Guideline (“AG”) 33 and 35 and VM 21 for policies greater than ten days after issue; for the first ten days, the reserve is equal to the return of premium. A reserve floor for all deferred annuities is set equal to the cash surrender value. The policy reserves are 100% ceded to CMFG Life.

12

MEMBERS Life Insurance Company
Notes to Statutory Basis Financial Statements
($ in 000s)

Liability for Deposit-Type Contracts

The Company recognizes a liability for policyholder deposits that are not subject to policyholder mortality or longevity risk at the stated account value. The account value equals the sum of the original deposit plus accumulated interest, less any withdrawals and expense charges. Such deposits primarily represent annuity contracts without life contingencies.

The liability for deposit-type contracts is 100% ceded to CMFG Life.

Statutory Valuation Reserves

The IMR is maintained for the purpose of stabilizing the surplus of the Company against gains and losses on sales of investments that are primarily attributable to changing interest rates. The interest rate-related gains and losses are deferred and amortized into income over the remaining lives of the securities sold. If the IMR is calculated to be a net asset, it is nonadmitted.

The AVR is a formulaic reserve for fluctuations in the values of invested assets, primarily bonds and notes, mortgage loans, common stocks and limited partnerships. Changes in the AVR are charged or credited directly to unassigned surplus.

Other Liabilities

The Company issues the registered index annuities on the 10th and 25th of each month. The Company recognizes a liability on contracts for which it has received cash, but has not issued a contract.  Other liabilities primarily consist of these customer funds pending completion of the policy issuance process. The customer funds are released from other liabilities when the policy application is completed.

13

MEMBERS Life Insurance Company
Notes to Statutory Basis Financial Statements
($ in 000s)

Note 3: Investments

Bonds and Notes

The statement value, which generally represents amortized cost, gross unrealized gains and losses and fair value of investments in bonds and notes at December 31, 2022 are as follows:

		Gross	Gross
	Statement	Unrealized	Unrealized
	Value	Gains	Losses	Fair Value

U.S. government and agencies	$8,724	$-	$(1,817)	$6,907
Industrial and miscellaneous	27,887	-	(1,434)	26,453
Residential mortgage-backed securities	625	-	(56)	569
Commercial mortgage-backed securities	3,863	-	(257)	3,606
Non-mortgage asset-backed securities	4,756	-	(175)	4,581

Total bonds and notes	$45,855	$-	$(3,739)	$42,116

The statement value, which generally represents amortized cost, gross unrealized gains and losses, and fair value of investments in bonds and notes at December 31, 2021 are as follows:

		Gross	Gross
	Statement	Unrealized	Unrealized
	Value	Gains	Losses	Fair Value

U.S. government and agencies	$8,729	$1,090	$-	$9,819
Industrial and miscellaneous	14,939	654	(232)	15,361
Residential mortgage-backed securities	830	34	-	864
Commercial mortgage-backed securities	1,953	-	(37)	1,916
Non-mortgage asset-backed securities	999	2	-	1,001

Total bonds and notes	$27,450	$1,780	$(269)	$28,961

14

MEMBERS Life Insurance Company
Notes to Statutory Basis Financial Statements
($ in 000s)

The statement value and fair value of bonds and notes at December 31, 2022, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties. Because of the potential for prepayment on residential mortgage-backed, commercial mortgage-backed and non-mortgage asset-backed securities, such securities have not been classified by expected maturity in the table below by contractual maturity.

	Statement
	Value	Fair Value

Due in one year or less	$1,998	$1,981
Due after one year through five years	14,611	14,244
Due after five years through ten years	11,278	10,228
Due after ten years	8,724	6,907
Residential mortgage-backed securities	625	569
Commercial mortgage-backed securities	3,863	3,606
Non-mortgage asset-backed securities	4,756	4,581

Total bonds and notes	$45,855	$42,116

Cash and Cash Equivalents

The details of cash and cash equivalents as of December 31 are as follows:

	2022	2021

Cash equivalents	$42,915	$37,939
Cash	4,857	786

Total cash and cash equivalents	$47,772	$38,725

Net Investment Income

Sources of net investment income for the years ended December 31 are as follows:

	2022	2021	2020

Bonds and notes	$1,064	$792	$954
Cash and cash equivalents	693	12	116

Gross investment income	1,757	804	1,070
Less investment expenses	78	56	53

Net investment income	$1,679	$748	$1,017

15

MEMBERS Life Insurance Company
Notes to Statutory Basis Financial Statements
($ in 000s)

Investment expenses are charged by a related party for investment management fees and include interest, salaries, brokerage fees and securities’ custodial fees.

Due and accrued investment income over 90 days past due is excluded from the statutory basis statements of admitted assets, liabilities, and capital and surplus as a nonadmitted asset. There was no accrued investment income excluded at December 31, 2022 or 2021 on this basis.

Net Realized Capital Gains (Losses)

Net realized capital gains (losses) for the years ended December 31 are summarized as follows:

	2022	2021	2020

Gross gains from sales of bonds and notes	$-	$-	$1
Other	-	-	(142)

Realized capital gains (losses) before taxes and transfer to IMR	-	-	(141)
Tax on realized capital gains (losses)	(5)	(21)	(100)

Net realized capital gains (losses)	$(5)	$(21)	$(241)

There were no sales of bonds and notes in 2022 or 2021. Proceeds from the sale of bonds and notes were $2,002 in 2020.

Other-Than-Temporary Investment Impairments

Investment securities are reviewed for OTTI on an ongoing basis. The Company creates a watchlist of securities based primarily on the fair value of an investment security relative to its amortized cost. When the fair value drops below the Company’s amortized cost, the Company monitors the security for OTTI. The determination of OTTI requires significant judgment on the part of the Company and depends on several factors, including, but not limited to:

●	The existence of any plans to sell the investment security.
●	The extent to which fair value is less than statement value.
●	The underlying reason for the decline in fair value (credit concerns, interest rates, etc.).
●	The financial condition and near-term prospects of the issuer/borrower, including the ability to meet contractual obligations, relevant industry trends and conditions and cash flow analysis.
●	For mortgage-backed and structured securities, the Company’s intent and ability to retain its investment for a period of time sufficient to allow for an anticipated recovery in fair value.
●	The Company’s ability to recover all amounts due according to the contractual terms of the agreements.
●	The Company’s collateral position, in the case of bankruptcy or restructuring.

16

MEMBERS Life Insurance Company
Notes to Statutory Basis Financial Statements
($ in 000s)

A bond or note is considered to be other-than-temporarily impaired when the fair value is less than the amortized cost basis and its value is not expected to recover through the Company’s holding period. When this occurs, the Company records a realized capital loss equal to the difference between the amortized cost and fair value. The fair value of the other-than-temporarily impaired security becomes its new amortized cost. If the bond is a loan-backed or structured security, it is considered to be other-than-temporarily impaired when the amortized cost exceeds the present value of cash flows expected to be collected and its value is not expected to recover through the Company’s holding period. The amount of the OTTI recognized in the Statutory Basis Statement of Operations as a realized loss equals the difference between the investment’s amortized cost basis and its expected cash flows.

Management believes it has made an appropriate provision for other-than-temporarily impaired securities owned at December 31, 2022 and 2021. Future declines in fair value may result in additional OTTI. Additional OTTI will be recorded as appropriate and as determined by the Company’s regular monitoring procedures of additional facts. In light of the variables involved, such additional OTTI could be significant.

The Company did not recognize any OTTI on mortgage-backed and structured securities during 2022, 2021 and 2020 caused by an intent to sell or lack of intent and ability to hold until recovery of the amortized cost basis.

Net Unrealized Capital Gains (Losses)

Information regarding the Company’s bonds and notes with unrealized losses at December 31, 2022 is presented below, segregated between those that have been in a continuous unrealized loss position for less than twelve months and those that have been in a continuous unrealized loss position for twelve or more months.

	Months in Unrealized Loss Position
	Less Than		Twelve		Total
	Twelve Months		Months or Greater		December 31, 2022
	Fair Value	Unrealized Loss	Fair Value	Unrealized Loss	Fair Value	Unrealized Loss

U.S. government and agencies	$6,907	$(1,817)	$-	$-	$6,907	$(1,817)
Industrial and miscellaneous	20,846	(361)	5,607	(1,073)	26,453	(1,434)
Residential mortgage-backed securities	569	(56)			569	(56)
Commercial mortgage-backed securities	1,906	(28)	1,700	(229)	3,606	(257)
Non-mortgage asset-backed securities	4,581	(175)			4,581	(175)

Total bonds and notes	$34,809	$(2,437)	$7,307	$(1,302)	$42,116	$(3,739)

At December 31, 2022, the Company owned 37 securities with a fair value of $42,116 in an unrealized loss position. The Company owned 7 industrial and miscellaneous securities and one commercial mortgage-backed security of $1,073 and $229, respectively, in unrealized loss positions greater than twelve months. The aggregate severity of unrealized losses for bonds and notes with a loss period of 12 months or greater is approximately 15.1% of amortized cost. All the securities with unrealized losses as of December 31, 2022 are rated “investment grade” based on having an NAIC rating of 1 or 2.

17

MEMBERS Life Insurance Company
Notes to Statutory Basis Financial Statements
($ in 000s)

Information regarding the Company’s bonds and notes with unrealized losses at December 31, 2021 is presented below, segregated between those that have been in a continuous unrealized loss position for less than twelve months and those that have been in a continuous unrealized loss position for twelve or more months.

	Months in Unrealized Loss Position
	Less Than		Twelve		Total
	Twelve Months		Months or Greater		December 31
	Fair Value	Unrealized Loss	Fair Value	Unrealized Loss	Fair Value	Unrealized Loss

Industrial and miscellaneous	$-	$-	$4,742	$(232)	$4,742	$(232)
Commercial mortgage-backed securities	1,916	(37)	-	-	1,916	(37)

Total bonds and notes	$1,916	$(37)	$4,742	$(232)	$6,658	$(269)

At December 31, 2021, the Company owned six securities with a fair value of $6,658 in an unrealized loss position. The Company owned five industrial and miscellaneous securities and one commercial mortgage-backed security with an unrealized loss of $232 and $37, respectively. All the securities with unrealized losses as of December 31, 2021 are rated “investment grade” based on having an NAIC rating of 1 or 2.

Restricted Assets

Iowa law requires that assets equal to a life insurer’s legal reserve must be designated for the Insurance Department for the protection of all policyholders. At December 31, 2022 and 2021, securities with admitted asset values of $45,905 and $27,500, respectively, were on deposit with government authorities as required by law to satisfy regulatory requirements. These holdings as a percentage of total assets and total admitted assets were 13% and 13%, respectively, as of December 31, 2022 and 7% and 7%, respectively, as of December 31, 2021.

Investment Credit Risk

The Company maintains a diversified investment portfolio including issuer, sector and geographic stratification, where applicable, and has established certain exposure limits, diversification standards, and review procedures to mitigate credit risk.

Note 4: Fair Value

The Company uses fair value measurements to record fair value of certain assets and liabilities and to estimate fair value of financial instruments not recorded at fair value but required to be disclosed at fair value. Certain financial instruments, such as insurance policy liabilities other than deposit-type contracts, are excluded from the fair value disclosure requirements. The Company uses fair value measurements obtained using observable inputs or internally determined estimates to estimate fair value.

18

MEMBERS Life Insurance Company
Notes to Statutory Basis Financial Statements
($ in 000s)

Valuation Hierarchy

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value of assets and liabilities into three broad levels. The Company has categorized its financial instruments, based on the degree of subjectivity inherent in the valuation technique, as follows:

●	Level 1: Inputs are directly observable and represent quoted prices for identical assets or liabilities in active markets the Company has the ability to access at the measurement date.
●	Level 2: All significant inputs are observable, either directly or indirectly, other than quoted prices included in Level 1, for the asset or liability. This includes: (i) quoted prices for similar instruments in active markets, (ii) quoted prices for identical or similar instruments in markets that are not active, (iii) inputs other than quoted prices that are observable for the instruments and (iv) inputs that are derived principally from or corroborated by observable market data by correlation or other means.
●	Level 3: One or more significant inputs are unobservable and reflect the Company’s estimates of the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk.

For purposes of determining the fair value of the Company’s assets and liabilities, observable inputs are those inputs used by market participants in valuing financial instruments, which are developed based on market data obtained from independent sources. In the absence of sufficient observable inputs, unobservable inputs, reflecting the Company’s estimates of the assumptions market participants would use in valuing financial assets and liabilities, are developed based on the best information available in the circumstances. The Company uses prices and inputs that are current as of the measurement date. In some instances, valuation inputs used to measure fair value fall into different levels of the fair value hierarchy. The category level in the fair value hierarchy is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The hierarchy requires the use of market observable information when available for measuring fair value. The availability of observable inputs varies by investment. In situations where the fair value is based on inputs that are unobservable in the market or on inputs from inactive markets, the determination of fair value requires more judgment and is subject to the risk of variability. The degree of judgment exercised by the Company in determining fair value is typically greatest for investments categorized in Level 3. Transfers in and out of level categorizations are reported as having occurred at the end of the quarter in which the transfer occurred. Therefore, for all transfers into Level 3, all realized gains and losses and all changes in unrealized gains and losses in the fourth quarter are not reflected in the Level 3 rollforward table.

Valuation Process

The Company is responsible for the determination of fair value and the supporting assumptions and methodologies. The Company uses a consistent application of valuation methodologies and inputs and compliance with accounting standards through the execution of various processes and controls designed to provide assurance that assets and liabilities are appropriately valued.

The Company has policies and guidelines that require the establishment of valuation methodologies and consistent application of such methodologies. These policies and guidelines govern the use of inputs and price source hierarchies and provide controls around the valuation processes. These controls include appropriate review and analysis of prices against market activity or indicators of reasonableness, approval of price source changes, price overrides, methodology changes and classification of fair value hierarchy levels. The valuation policies and guidelines are reviewed and updated as appropriate.

19

MEMBERS Life Insurance Company
Notes to Statutory Basis Financial Statements
($ in 000s)

For fair values received from third parties or internally estimated, the Company’s processes are designed to provide assurance that the valuation methodologies and inputs are appropriate and consistently applied, the assumptions are reasonable and consistent with the objective of determining fair value, and the fair values are appropriately recorded. The Company performs procedures to understand and assess the methodologies, processes, and controls of valuation service providers. In addition, the Company may validate the reasonableness of fair values by comparing information obtained from valuation service providers or brokers to other third-party valuation sources for selected securities. When using internal valuation models, these models are developed by the Company’s investment group using established methodologies. The models, including key assumptions, are reviewed with various investment sector professionals, accounting, operations, compliance, and risk management professionals. In addition, when fair value estimates involve a high degree of subjectivity, the Company validates them through reviews by members of management who have relevant expertise and who are independent of those charged with executing investment transactions.

Transfers Between Levels

There were no transfers between levels during the years ended December 31, 2022 and 2021.

Determination of Fair Values

The following table summarizes the Company’s assets that are measured at fair value on a recurring basis as of December 31, 2022.

Assets, at Fair Value	Level 1	Level 2	Level 3	Total

Cash equivalents	$42,915	$-	$-	$42,915
Separate account assets	-	229,659	-	229,659

Total assets at fair value	$42,915	$229,659	$-	$272,574

The following table summarizes the Company’s assets that are measured at fair value on a recurring basis as of December 31, 2021.

Assets, at Fair Value	Level 1	Level 2	Level 3	Total

Cash equivalents	$37,939	$-	$-	$37,939
Separate account assets	-	294,305	-	294,305

Total assets at fair value	$37,939	$294,305	$-	$332,244

There were no liabilities measured at fair value on a recurring basis as of December 31, 2022 or 2021.

20

MEMBERS Life Insurance Company Notes to Statutory Basis Financial Statements ($ in 000s)

Fair Value Measurement of Financial Instruments

Accounting standards require disclosure of fair value information about certain on and off-balance sheet financial instruments for which it is practicable to estimate that value.

The following table summarizes the carrying amounts and fair values of the Company’s financial instruments for which it is practicable to estimate fair value by fair value measurement level at December 31, 2022.

	Carrying
	Amount	Fair Value	Level 1	Level 2	Level 3

Financial instruments recorded as assets:
Bonds and notes	$45,855	$42,116	$-	$42,116	$-
Cash equivalents	42,915	42,915	42,915	-	-
Separate account assets	229,659	229,659	-	229,659	-
Financial instruments recorded as liabilities:
Separate account liabilities	229,659	229,659	-	229,659	-

The following table summarizes the carrying amounts and fair values of the Company’s financial instruments for which it is practicable to estimate fair value by fair value measurement level at December 31, 2021.

	Carrying
	Amount	Fair Value	Level 1	Level 2	Level 3

Financial instruments recorded as assets:
Bonds and notes	$27,450	$28,961	$-	$27,961	$1,000
Cash equivalents	37,939	37,939	37,939	-	-
Separate account assets	294,305	294,305	-	294,305	-
Financial instruments recorded as liabilities:
Separate account liabilities	294,305	294,305	-	294,305	-

The carrying amounts for accrued net investment income and certain receivables and payables approximate fair value due to their short-term nature and have been excluded from the fair value tables above.

The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments by fair value hierarchy level:

Level 1 Measurements

Cash equivalents: Consists of money market mutual funds reported as cash equivalents. Valuation for money market mutual funds is based on the closing price as of the balance sheet date.

Level 2 Measurements

Bonds and notes: Valuation is principally based on observable inputs including quoted prices for similar assets in markets that are active and observable market data.

21

MEMBERS Life Insurance Company Notes to Statutory Basis Financial Statements ($ in 000s)

Separate account assets and liabilities: Separate account assets are investments in mutual funds and unit investment trusts in which the contract holders could redeem their investment at net asset value per share at the measurement date with the investee; and mutual funds where valuation is principally based on observable inputs including quoted prices for similar assets in markets that are active and observable market data. Separate account liabilities represent the account value owed to the customer; the fair value is determined by reference to the fair value of the related separate account assets.

Level 3 Measurements

Bonds and notes: Valuation is principally based on unobservable inputs that are significant including estimated prices for assets in markets that may not be active. When available, market indices and observable inputs, along with analytical modeling are used.

Note 5: Income Tax

The Company is included in the consolidated federal income tax return of CMHC along with the following affiliates, which are also subsidiaries of CMHC: CMFG Life, CUMIS Mortgage Reinsurance Company, CUMIS Insurance Society, Inc., CUMIS Specialty Insurance Company, Inc., CUMIS Vermont, Inc., CMIC, CUNA Mutual Insurance Agency, Inc., CUNA Brokerage Services, Inc. (“CBSI”), International Commons, Inc., MEMBERS Capital Advisors, Inc., CPI Qualified Plan Consultants, Inc., TruStage Financial Group, Inc., CUNA Mutual Global Holdings, Inc., CuneXus Solutions, Inc. and Family Considerations, Inc.

The Company has entered into a tax sharing agreement with CMHC and certain of its subsidiaries. The agreement provides for the allocation of tax expense based on each subsidiary’s contribution to the consolidated federal income tax liability. Pursuant to the agreement, subsidiaries that have incurred losses are reimbursed regardless of the utilization of the loss in the current year.

Current income tax expense consists of the following for the years ended December 31:

	2022	2021	2020

Federal income tax expense on operations	$1,142	$1,668	$256
Federal income tax expense on realized capital gains (losses)	5	21	100

Federal income tax expense	$1,147	$1,689	$356

22

MEMBERS Life Insurance Company Notes to Statutory Basis Financial Statements ($ in 000s)

The 2022 change in net deferred income tax is comprised of the following:

	December 31,	December 31,
	2022	2021	Change

Adjusted gross deferred tax assets	$5,117	$3,191	$1,926
Total deferred tax liabilities	-	(180)	180
Net deferred tax asset (excluding nonadmitted)	$5,117	$3,011	2,106
Tax effect of unrealized capital gains and losses, unrealized foreign exchange capital gains and losses, and changes as a result of other surplus adjustments			(337)

Change in net deferred income tax			$1,769

The 2021 change in net deferred income tax is comprised of the following:

	December 31,	December 31,
	2021	2020	Change

Adjusted gross deferred tax assets	$3,191	$1,108	$2,083
Total deferred tax liabilities	(180)	(197)	17
Net deferred tax asset (excluding nonadmitted)	$3,011	$911	2,100
Tax effect of unrealized capital gains and losses, unrealized foreign exchange capital gains and losses, and changes as a result of other surplus adjustments			-

Change in net deferred income tax			$2,100

23

MEMBERS Life Insurance Company Notes to Statutory Basis Financial Statements ($ in 000s)

The 2020 change in net deferred income tax is comprised of the following:

	December 31,	December 31,
	2020	2019	Change

Adjusted gross deferred tax assets	$1,108	$1,010	$98
Total deferred tax liabilities	(197)	(340)	143

Net deferred tax asset (excluding nonadmitted)	$911	$670	241
Tax effect of unrealized capital gains and losses, unrealized foreign exchange capital gains and losses, and changes as a result of other surplus adjustments			-

Change in net deferred income tax			$241

Reconciliation to U.S. Tax Rate

The total statutory provision for income taxes for the years ended December 31 differs from the amount computed by applying the U. S. federal corporate income tax rate of 21% to income before federal income taxes plus gross realized capital gains (losses) due to the items listed in the following reconciliation:

	2022	2021	2020

Tax expense computed at federal corporate rate	$354	$207	$116
Foreign tax credit	(79)	(42)	(32)
Income tax expense (benefit) related to prior years	(19)	508	(82)
Nonadmitted assets	(791)	(997)	161
Interest maintenance reserve amortization	15	21	26
Dividends received deductions	(106)	(108)	(76)
Other	4	-	3

Total statutory income taxes	$(622)	$(411)	$116

Federal income tax expense	$1,147	$1,689	$356
Change in net deferred income tax	(1,769)	(2,100)	(240)

Total statutory income taxes	$(622)	$(411)	$116

24

MEMBERS Life Insurance Company Notes to Statutory Basis Financial Statements ($ in 000s)

Deferred Income Taxes

The components of the net deferred tax asset at December 31 are as follows:

	December 31, 2022			December 31, 2021			Change
	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total

Gross deferred tax assets	$4,976	$141	$5,117	$3,191	$-	$3,191	$1,785	$141	$1,926
Statutory valuation allowance adjustment	-	-	-	-	-	-	-	-	-
Adjusted gross deferred tax assets	4,976	141	5,117	3,191	-	3,191	1,785	141	1,926
Deferred tax assets nonadmitted	(4,471)	(141)	(4,612)	(2,448)	-	(2,448)	(2,023)	(141)	(2,164)
Admitted deferred tax assets	505	-	505	743	-	743	(238)	-	(238)
Deferred tax liabilities	-	-	-	-	(180)	(180)	-	180	180
Net admitted deferred tax assets	$505	$-	$505	$743	$(180)	$563	$(238)	$180	$(58)

The nonadmitted deferred tax asset increased $2,164 in 2022 and $1,792 in 2021. There are no known deferred tax liabilities not recognized. Gross deferred tax assets are reduced by a statutory valuation allowance adjustment if it is more likely than not that some portion or all of the deferred tax asset will not be realized. Based on the Company’s assessment, no valuation allowance was required as of December 31, 2022 and 2021.

25

MEMBERS Life Insurance Company Notes to Statutory Basis Financial Statements ($ in 000s)

The tax effects of temporary differences that give rise to the significant portions of the deferred tax assets and liabilities at December 31 are as follows:

	2022	2021	Change

Ordinary deferred tax assets:
Deferred acquisition costs	$2,871	$1,904	$967
Miscellaneous nonadmitted assets	2,012	1,221	791
Other - accrued general expense	93	66	27

Subtotal ordinary deferred tax assets	4,976	3,191	1,785
Nonadmitted ordinary deferred tax assets	(4,471)	(2,448)	(2,023)
Admitted ordinary deferred tax assets	505	743	(238)

Capital deferred tax assets:
Investments	141	-	141
Subtotal capital deferred tax assets	141	-	141
Nonadmitted capital deferred tax assets	(141)	-	(141)

Admitted capital deferred tax asset	-	-	-

Admitted deferred tax assets	505	743	(238)

Capital deferred tax liabilities:
Investments	-	(180)	180
Subtotal capital deferred tax liabilities	-	(180)	180

Total deferred tax liabilities	-	(180)	180

Net admitted deferred tax asset	$505	$563	$(58)

26

MEMBERS Life Insurance Company Notes to Statutory Basis Financial Statements ($ in 000s)

Deferred Tax Asset Admission Calculation

The components of the deferred tax asset admission calculation at December 31 are as follows:

	December 31, 2022			December 31, 2021			Change
	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total

(a) Federal income taxes paid in prior years recoverable through loss carrybacks	$-	$-	$-	$-	$-	$-	$-	$-	$-
(b) Adjusted gross deferred tax assets expected to be realized after application of the threshold limitation; the lesser of (i) or (ii):	505	-	505	563	-	563	(58)	-	(58)
(i) Adjusted gross deferred tax assets expected to be realized following the balance sheet date	505	-	505	563	-	563	(58)	-	(58)
(ii) Adjusted gross deferred tax assets allowed per limitation threshold	-	-	7,732	-	-	5,261	-	-	2,471
(c) Adjusted gross deferred tax assets offset by gross deferred tax liabilities		-	-	180	-	180	(180)	-	(180)

Admitted deferred tax assets	$505	$-	$505	$743	$-	$743	$(238)	$-	$(238)

The amounts calculated in (b)(i) and (b)(ii) in the table above are based on the following information:

	2022	2021

Ratio percentage used to determine recovery period and threshold limitation amount (RBC reporting entity)	5775%	6909%
Recovery period used in (b)(i)	3 years	3 years
Percentage of adjusted capital and surplus used in (b)(ii)	15%	15%
Amount of adjusted capital and surplus used in (b)(ii)	$51,544	$35,074

No tax planning strategies were used in the calculation of adjusted gross deferred tax assets or net admitted adjusted gross deferred tax assets during 2022 and 2021.

27

MEMBERS Life Insurance Company Notes to Statutory Basis Financial Statements ($ in 000s)

Other Tax Items

As of December 31, 2022, the Company did not have any federal capital loss, operating loss, or credit carryforwards.

The Company has no taxes incurred in 2022, 2021, and 2020 that are available for recoupment in the event of future capital losses.

The Company did not have any protective tax deposits under Section 6603 of the Internal Revenue Code.

The Company did not have any tax contingencies as of December 31, 2022 and 2021 and has no tax loss contingencies for which it is reasonably possible that the total liability will significantly increase within twelve months of the reporting date.

The Company recognizes interest and penalties accrued related to tax contingencies, if any, in income tax expense in the statutory basis statements of operations.

The Company is included in a consolidated U.S. federal income tax return filed by CMHC. The Company also files income tax returns in various states. The Company is subject to tax audits. These audits may result in additional tax liabilities. For the major jurisdictions where it operates, the Company is generally no longer subject to income tax examination by tax authorities for the years ended before 2019.

In August 2022, the Inflation Reduction Act of 2022 (the “Act”) was passed by the US Congress and signed into law. The Act includes a new Federal alternative minimum tax (“AMT”), effective in 2023, that is based on the adjusted financial statement income (“AFSI”) set forth on the applicable financial statement (“AFS”) of an applicable corporation. A corporation is an applicable corporation if its rolling average pre-tax AFSI over three prior years (starting with 2020-2022) is greater than $1,000,000. For a group of related entities, the $1,000,000 threshold is determined on a group basis, and the group’s AFS is generally treated as the AFS for all separate taxpayers in the group. Except under limited circumstances, once a corporation is an applicable corporation, it is an applicable corporation in all future years.

An applicable corporation is not automatically subject to an AMT liability. The corporation’s tentative AMT liability is equal to 15% of its adjusted AFSI, and AMT is payable to the extent the tentative AMT liability exceeds regular corporate income tax. However, any AMT paid would be indefinitely available as a credit carryover that could reduce future regular tax in excess of AMT.

The controlled group of corporations of which the Company is a member has determined that it likely will not be an applicable corporation in 2023. In making such determination, the group has made certain interpretations of, and assumptions regarding, the AMT provisions of the Act. The US Treasury Department is expected to issue guidance throughout 2023 that may differ from the group’s interpretations and assumptions and that could alter the group’s determination. No provision for the AMT has been made in the Company’s current or deferred tax accounts as of December 31, 2022.

28

MEMBERS Life Insurance Company Notes to Statutory Basis Financial Statements ($ in 000s)

Note 6: Related Party Transactions

In the normal course of business, the Company has various transactions with related entities, primarily CMFG Life, such as information technology support, benefit plan administration and costs associated with accounting, actuarial, tax, investment and administrative services. In certain circumstances, expenses are shared between the companies. Expenses incurred that are specifically identifiable with a particular company are borne by that company; other expenses are allocated among the companies on the basis of time and usage studies. Amounts due from related party activity are generally settled monthly. The Company reimbursed CMFG Life $79,869, $67,119 and $47,364 for allocated expenses in 2022, 2021, and 2020, respectively.

As of December 31, 2022 and 2021, respectively, $24,611 and $17,091 was due to CMFG Life for such expense sharing transactions and related party borrowing transactions, as described above.

The Company utilizes CBSI, which is 100% owned by CMIC, to distribute its annuity products. Beginning in May 2022, CBSI advisors are licensed with LPL Financial LLC (“LPL”), an unaffiliated third party, such that starting in June 2022, commissions are paid to LPL prior to being collected by CBSI. The Company recorded a commission expense for this service of $32,497 in 2022, $49,484 in 2021 and $36,884 for 2020, which is included in insurance taxes, licenses, fees and commissions.

The Company received a non-cash capital contribution from its parent, CMIC, of $20,017 during the year ended December 31, 2022. Such amount included $19,680 of bonds and $337 of a related deferred tax asset. The Company did not receive a capital contribution in 2021.

29

MEMBERS Life Insurance Company Notes to Statutory Basis Financial Statements ($ in 000s)

Note 7: Reinsurance

The Company entered into coinsurance and modified coinsurance agreements with its affiliate, CMFG Life, to cede 100% of its life, accident and health, and annuity business. The Company entered into the agreements for the purpose of limiting its exposure to loss on any one single insured, diversifying its risk and limiting its overall financial exposure to certain products, and to meet its overall financial objectives. The Company retains the risk of loss in the event that CMFG Life is unable to meet the obligations assumed under the reinsurance agreements.

The following table shows the effect of reinsurance on premiums, contract charges, benefits and surrenders, and increase in policy reserves for 2022, 2021, and 2020.

	2022	2021	2020

Premiums earned:
Direct	$1,324,876	$1,580,410	$1,170,733
Ceded to affiliates	(1,324,876)	(1,580,410)	(1,170,733)

Premiums earned, net of reinsurance	$-	$-	$-

Contract charges
Direct	$5,744	$(1,598)	$(836)
Ceded to affiliates	(5,744)	1,598	836

Contract charges, net of reinsurance	$-	$-	$-

Benefits and surrender expenses:
Direct	$538,661	$491,970	$348,428
Ceded to affiliates	(538,661)	(491,970)	(348,428)

Benefits and surrender expenses, net of reinsurance	$-	$-	$-

Increase in policy reserves:
Direct	$109,870	$8,624	$(2,136)
Ceded to affiliates	(109,870)	(8,624)	2,136

Increase in policy reserves, net of reinsurance	$-	$-	$-

Policy reserves and claim liabilities are stated net of reinsurance balances ceded of $167,272 and $52,607 in 2022 and 2021, respectively.

The Company receives a reinsurance ceding commission equal to 100% of its actual expenses for life insurance and annuities ceded to CMFG Life, which was $163,472, $169,103 and $103,297 for the years ended December 31, 2022, 2021, and 2020, respectively.

30

MEMBERS Life Insurance Company Notes to Statutory Basis Financial Statements ($ in 000s)

Note 8: Annuity Reserves and Deposit-Type Liabilities

The following tables show an analysis of annuity actuarial reserves and deposit type contract liabilities by withdrawal characteristics at December 31, 2022:

Individual Annuities

		Separate	Separate
	General	Account with	Account		% of
	Account	Guarantees	Nonguaranteed	Total	Total

Subject to discretionary withdrawal - lump sum:
With market value adjustment	$-	$6,457,388	$-	$6,457,388	91.8%
At book value less surrender charge of 5% or more	402	-	-	402	0.0%
At fair value	-	-	225,401	225,401	3.2%

Total with adjustment or at fair value	402	6,457,388	225,401	6,683,191	95.0%
At book value with minimal or no charge adjustment	-	229,185	-	229,185	3.3%
Not subject to discretionary withdrawal	122,176	-	-	122,176	1.7%

Gross annuity reserves and deposit liabilities	122,578	6,686,573	225,401	7,034,552	100.0%
Reinsurance ceded	122,578	6,686,573	-	6,809,151

Total annuity reserves and deposit liabilities	$-	$-	$225,401	$225,401

The Company had policy liabilities associated with its separate accounts of $225,401 as of December 31, 2022.

31

MEMBERS Life Insurance Company Notes to Statutory Basis Financial Statements ($ in 000s)

Deposit-Type Contracts

		Separate	Separate
	General	Account with	Account		% of
	Account	Guarantees	Nonguaranteed	Total	Total
Not subject to discretionary withdrawal	$8,041	$-	$-	$8,041	100.0%

Gross annuity reserves and deposit liabilities	8,041	-	-	8,041	100.0%
Reinsurance ceded	8,041	-	-	8,041

Total annuity reserves and deposit liabilities	$-	$-	$-	$-

32

MEMBERS Life Insurance Company Notes to Statutory Basis Financial Statements ($ in 000s)

The following table shows life policy reserves by withdrawal characteristics at December 31, 2022:

	General Account			Separate Account - Guaranteed and Non Guaranteed
	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve

Subject to discretionary withdrawal, surrender values, or policy loans:

Term policies with cash value	$-	$22	$38	$-	$-	$-
Universal life	2,232	2,232	2,278	-	-	-
Other permanent cash value life insurance	-	15,385	19,884	-	-	-
Miscellaneous reserves	-	59	59	-	-	-

Not subject to discretionary withdrawal or no cash values:

Term policies without cash value	-	-	3,503	-	-	-
Accidental death benefits	-	-	6	-	-	-
Disability - active lives	-	-	2	-	-	-
Disability - disabled lives	-	-	38	-	-	-
Miscellaneous reserves	-	-	49	-	-	-

Gross reserves before reinsurance	2,232	17,698	25,857	-	-	-

Ceded reinsurance	2,232	17,698	25,857	-	-	-

Net reserves	$-	$-	$-	$-	$-	$-

33

MEMBERS Life Insurance Company Notes to Statutory Basis Financial Statements ($ in 000s)

The following tables show an analysis of annuity actuarial reserves and deposit type contract liabilities by withdrawal characteristics at 2021:

Individual Annuities

		Separate	Separate
	General	Account with	Account		% of
	Account	Guarantees	Nonguaranteed	Total	Total

Subject to discretionary withdrawal - lump sum:
With market value adjustment	$-	$6,370,222	$-	$6,370,222	94.2%
At book value less surrender charge of 5% or more	3,783	-	-	3,783	0.1%
At fair value	-	-	285,266	285,266	4.2%

Total with adjustment or at fair value	3,783	6,370,222	285,266	6,659,271	98.4%
At book value with minimal or no charge adjustment	403	95,657	-	96,060	1.4%
Not subject to discretionary withdrawal	8,838	-	-	8,838	0.1%

Gross annuity reserves and deposit liabilities	13,024	6,465,879	285,266	6,764,169	100.0%
Reinsurance ceded	13,024	6,465,879	-	6,478,903

Total annuity reserves and deposit liabilities	$-	$-	$285,266	$285,266

The Company had policy liabilities associated with its separate accounts of $285,266 as of December 31, 2021.

34

MEMBERS Life Insurance Company Notes to Statutory Basis Financial Statements ($ in 000s)

Deposit-Type Contracts

		Separate	Separate
	General	Account with	Account		% of
	Account	Guarantees	Nonguaranteed	Total	Total

Subject to discretionary withdrawal -
Not subject to discretionary withdrawal	$6,053	$-	$-	$6,053	100.0%

Gross annuity reserves and deposit liabilities	6,053	-	-	6,053	100.0%
Reinsurance ceded	6,053	-	-	6,053

Total annuity reserves and deposit liabilities	$-	$-	$-	$-

35

MEMBERS Life Insurance Company Notes to Statutory Basis Financial Statements ($ in 000s)

The following table shows life policy reserves by withdrawal characteristics at December 31, 2021:

	General Account			Separate Account - Guaranteed and Non Guaranteed
	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve

Subject to discretionary withdrawal, surrender values, or policy loans:
Term policies with cash value	$-	$30	$52	$-	$-	$-
Universal life	2,523	2,523	2,575	-	-	-
Other permanent cash value life insurance	-	12,666	13,555	-	-	-
Variable universal life	-	-	-	-	-	-
Miscellaneous reserves	-	488	488	-	-	-
Not subject to discretionary withdrawal or no cash values:
Term policies without cash value	-	-	4,024	-	-	-
Accidental death benefits	-	-	6	-	-	-
Disability - active lives	-	-	2	-	-	-
Disability - disabled lives	-	-	45	-	-	-
Miscellaneous reserves	-	-	57	-	-	-

Gross reserves before reinsurance	2,523	15,706	20,804	-	-	-

Ceded reinsurance	2,523	15,706	20,804	-	-	-

Net reserves	$-	$-	$-	$-	$-	$-

36

MEMBERS Life Insurance Company Notes to Statutory Basis Financial Statements ($ in 000s)

Note 9: Statutory Financial Data and Dividend Restrictions

The Company is subject to statutory regulations as to maintenance of policyholders’ surplus and payment of stockholder dividends. Generally, dividends to a parent must be reported to the appropriate state regulatory authority in advance of payment and extraordinary dividends, as defined by statutes, require regulatory approval. The Company cannot pay stockholder dividends in 2023 without regulatory approval.

Risk-based capital (“RBC”) requirements promulgated by the NAIC and adopted by the Insurance Department require U.S. life insurers to maintain minimum capitalization levels that are determined based on formulas incorporating asset risk, insurance risk, and business risk. The adequacy of the Company’s actual capital is evaluated by a comparison to the RBC results, as determined by the formula. At December 31, 2022 and 2021, the Company’s adjusted capital exceeded the RBC minimum requirements, as required by the NAIC. The Company could pay $5,205 in stockholder dividends in 2022 without the approval of the Insurance Department.

37

MEMBERS Life Insurance Company
Notes to Statutory Basis Financial Statements
($ in 000s)

Note 10: Commitments and Contingencies

Legal Matters

Various legal and regulatory actions, including state market conduct exams and federal tax audits, are currently pending that involve the Company and specific aspects of its conduct of business. Like other members of the insurance industry, the Company is routinely involved in a number of lawsuits and other types of proceedings, some of which may involve claims for substantial or indeterminate amounts. These actions are based on a variety of issues and involve a range of the Company’s practices. The ultimate outcome of these disputes is unpredictable.

These matters in some cases raise difficult and complicated factual and legal issues and are subject to many uncertainties and complexities, including but not limited to, the underlying facts of each matter; novel legal issues; variations between jurisdictions in which matters are being litigated, heard or investigated; differences in applicable laws and judicial interpretations; the length of time before many of these matters might be resolved by settlement, through litigation or otherwise and, in some cases, the timing of their resolutions relative to other similar matters involving other companies. In connection with regulatory examinations and proceedings, government authorities may seek various forms of relief, including penalties, restitution and changes in business practices. The Company may not be advised of the nature and extent of relief sought until the final stages of the examination or proceeding. In the opinion of management, the ultimate liability, if any, resulting from all such pending actions will not materially affect the statutory basis financial statements of the Company.

Note 11: Unassigned Surplus

Nonadmitted assets at December 31 reduce unassigned surplus and include the following:

	2022	2021
Nonadmitted assets:
Net deferred tax asset	$4,612	$2,448
Accounts receivable - nonaffiliated	6,599	4,474
Prepaid expenses	494	382
Interest maintenance reserve	740	809
Debit suspense balances	2,488	957

Total nonadmitted assets	$14,933	$9,070

38

MEMBERS Life Insurance Company
Notes to Statutory Basis Financial Statements
($ in 000s)

Note 12: Separate Accounts

Separate accounts represent funds that are invested to support the variable component of the Company’s obligations under the flexible premium variable and index-linked deferred annuity contracts.

Information relating to the Company’s flexible premium variable separate account business as of December 31 is set forth in the tables below:

	2022		2021
	Indexed with Guarantees	Non- Guaranteed	Indexed with Guarantees	Non- Guaranteed

Reserves with assets held:
At fair value	$-	$225,401	$-	$285,266
At amortized cost	-	-	-	-
Total	$-	$225,401	$-	$285,266

Reserves with assets subject to discretionary withdrawal:
At fair value	$-	$225,401	$-	$285,266
With fair value adjustment	-	-	-	-
Not subject to discretionary withdrawal	-	-	-	-
Total	$-	$225,401	$-	$285,266

The following table shows the premiums and deposits for flexible premium variable contracts recorded in the separate accounts for the years ended December 31:

	2022		2021
	Indexed with Guarantees	Non- Guaranteed	Indexed with Guarantees	Non- Guaranteed

Non-guaranteed premiums, considerations and deposits received for separate account policies	$-	$225,401	$-	$285,266

Total	$-	$225,401	$-	$285,266

39

MEMBERS Life Insurance Company
Notes to Statutory Basis Financial Statements
($ in 000s)

Details of the net transfers to separate accounts for all annuity contracts are shown in the table below for the years ended:

	2022		2021
	Indexed with Guarantees	Non- Guaranteed	Indexed with Guarantees	Non- Guaranteed

Transfers to separate accounts	$-	$1,295,577	$-	$1,556,187
Transfers from separate accounts	-	(1,291,131)	-	(1,527,283)
Valuation adjustment	-	(8,520)	-	3,534

Net transfers to (from) separate accounts	$-	$(4,074)	$-	$32,438

Note 13: Subsequent Events

The Company evaluated subsequent events through March 15, 2023, the date the statutory basis financial statements were available for issuance. There were no significant subsequent events that require adjustment to or disclosure in the accompanying statutory basis financial statements.

40

MEMBERS LIFE INSURANCE COMPANY
Supplemental Schedules
December 31, 2022

Supplemental Schedules

41

MEMBERS LIFE INSURANCE COMPANY
Schedule of Selected Financial Data
As of and for the Year Ended December 31, 2022
(000s omitted)

Investment income earned:
Government bonds	$152
Other bonds (unaffiliated)	912
Bonds of affiliates	-
Preferred stocks (unaffiliated)	-
Preferred stocks of affiliates	-
Common stocks (unaffiliated)	-
Common stocks of affiliates	-
Mortgage loans	-
Real estate	-
Premium notes, contract loans and liens	-
Collateral loans	-
Cash	-
Cash equivalents	693
Short-term investments	-
Other invested assets	-
Derivative financial instruments	-
Aggregate write-in for investment income	-
Gross investment income	$1,757

Real estate owned - book value less encumbrances	$-

Mortgage loans - book value:
Farm mortgages	-
Residential mortgages	-
Commercial mortgages	-
Total mortgage loans	$-

Mortgage loans by standing - book value:
Good standing	-
Good standing with restructured terms	-
Interest overdue more than three months, not in foreclosure	-
Foreclosure in process	-

Other long-term assets-statement value	-
Collateral loans	-
Bonds and stocks of parents, subsidiaries and affiliates - book value:
Bonds	-
Preferred stocks	-
Common stocks	-

42

MEMBERS LIFE INSURANCE COMPANY
Schedule of Selected Financial Data, continued
As of and for the Year Ended December 31, 2022
(000s omitted)

Bonds and short-term investments by class and maturity:
Bonds by maturity - statement value
Due within one year or less	$2,063
Over 1 year through 5 years	21,540
Over 5 years through 10 years	13,344
Over 10 years through 20 years	8,877
Over 20 years	31
Total by maturity	$45,855

Bonds by class - statement value
Class 1	$40,121
Class 2	5,734
Class 3	-
Class 4	-
Class 5	-
Class 6	-
Total by class	$45,855

Total bonds publicly traded	$39,999
Total bonds privately placed	5,856

Preferred stocks - statement value	-
Common stocks - market value	-
Short-term investments - book value	-
Options, caps & floors - statement value	-
Options, caps & floors written and in force - statement value	-
Collar, swap & forward agreements open - statement value	-
Futures contracts open - current value	-
Cash	4,857
Cash equivalents	42,915

43

MEMBERS LIFE INSURANCE COMPANY
Schedule of Selected Financial Data, continued
As of and for the Year Ended December 31, 2022
(000s omitted)

Life insurance in force:
Industrial	$-
Ordinary	671,511
Credit life	-
Group life	10,181

Amount of accidental death insurance in force under ordinary policies	1,857

Life insurance policies with disability provisions in force:
Industrial	-
Ordinary	2,356
Credit life	-
Group life	224

Supplementary contracts in force:

Ordinary - not involving life contingencies
Amount on deposit	-
Income payable	-
Ordinary - involving life contingencies
Income payable	-
Group - not involving life contingencies
Amount of deposit	-
Income payable	-
Group - involving life contingencies
Income payable	-

Annuities:
Ordinary
Immediate - amount of income payable	-
Deferred - fully paid - account balance	-
Deferred - not fully paid - account balance	-

Group
Immediate - amount of income payable	-
Fully paid account payable	-
Not fully paid - account balance	-

Accident and health insurance - premium in force:
Ordinary	-
Group	-
Credit	-

Deposit funds and dividends accumulations:
Deposit funds - account balance	-
Dividend accumulations - account balance	-

44

MEMBERS LIFE INSURANCE COMPANY
Schedule of Selected Financial Data, continued
As of and for the Year Ended December 31, 2022
(000s omitted)

Claim payments 2022:
Group accident and health - year ended December 31
2022	$-
2021	-
2020	-
2019	-
2018	-
Prior	-

Other accident and health
2022	-
2021	-
2020	-
2019	-
2018	-
Prior	-

Other coverages that use developmental methods to calculate claims reserves
2022	-
2021	-
2020	-
2019	-
2018	-
Prior	-

45

MEMBERS LIFE INSURANCE COMPANY
Summary Investment Schedule
December 31, 2022
(000s omitted)

	Gross	Admitted Invested Assets
	Investment	Reported in the Annual Statement
Investment Categories	Holdings	Amount	Percentage

Long-Term Bonds:
U.S. governments	$8,830	$8,830	9.4%
All other governments	-	-	0.0%
U.S. states, territories and possessions, etc. guaranteed	-	-	0.0%
U.S. political subdivisions of states, territories, and possessions, guaranteed	-	-	0.0%
U.S. special revenue and special assessment obligations, etc. non-guaranteed	519	519	0.6%
Industrial and miscellaneous	36,506	36,506	39.0%
Hybrid securities	-	-	0.0%
Parent, subsidiaries and affiliates	-	-	0.0%
SVO identified funds	-	-	0.0%
Unaffiliated Bank loans	-	-	0.0%
Total long-term bonds	45,855	45,855	49.0%
Preferred Stocks
Industrial and miscellaneous (unaffiliated)	-	-	0.0%
Parent, subsidiaries and affiliates	-	-	0.0%
Total preferred stocks	-	-	0.0%
Common Stocks
Industrial and miscellaneous
Publicly traded (unaffiliated)	-	-	0.0%
Industrial and miscellaneous Other (unaffiliated)	-	-	0.0%
Parent, subsidiaries and affiliates Publicly traded	-	-	0.0%
Parent, subsidiaries and affiliates Other	-	-	0.0%
Mutual funds	-	-	0.0%
Unit investment trusts	-	-	0.0%
Total common stocks	-	-	0.0%
Mortgage loans	-	-	0.0%
Real estate	-	-	0.0%
Cash, cash equivalents and short-term investments	47,772	47,772	51.0%
Contract loans	-	-	0.0%
Derivatives	-	-	0.0%
Other invested assets	-	-	0.0%
Receivables for securities	-	-	0.0%
Securities lending	-	-	0.0%

Total invested assets	$93,627	$93,627	100.0%

46

MEMBERS LIFE INSURANCE COMPANY
Reinsurance Contract Interrogatories
Year Ended December 31, 2022

1.	MLIC has applied reinsurance accounting, as described in SSAP No. 61R, to reinsurance contracts entered into, renewed or amended on or after January 1, 1996, which do not include risk-limiting features, as described in SSAP No. 61R.
2.	MLIC has not entered into, renewed or amended reinsurance contracts on or after January 1, 1996, which contain provisions that allow (1) the reporting of losses or settlements with the reinsurer to occur less frequently than quarterly or (2) payments due from the reinsurer to not be made in cash within ninety days of the settlement date unless there is no activity during the period.
3.	MLIC has not entered into, renewed or amended reinsurance contracts on or after January 1, 1996, which contain a payment schedule, accumulating retentions from multiple years or any features inherently designed to delay timing of the reimbursement to the ceding company.
4.	MLIC has not ceded any risk during the period ended December 31, 2022 under any reinsurance contracts entered into, renewed or amended on or after January 1, 1996 accounted for as reinsurance under GAAP and as a deposit under SSAP No. 61R.
5.	MLIC cedes 100% of its annuity business to CMFG Life, which is accounted for as reinsurance ceded under statutory accounting. These contracts are accounted for as investment-type contracts under GAAP; as such, deposits are not reported as revenues for GAAP. Consequently, deposit accounting is used to account for the reinsurance agreement for GAAP.

47

SUPPLEMENTAL INVESTMENT RISKS INTERROGATORIES

For The Year Ended December 31, 2022

(To Be Filed by April 1)

Of The MEMBERS Life Insurance Company

ADDRESS (City, State and Zip Code) Madison, WI 53705

NAIC Group Code 0306                    NAIC Company Code 86126                     Federal Employer’s Identification Number (FEIN) 39-1236386

The Investment Risks Interrogatories are to be filed by April 1. They are also to be included with the Audited Statutory Financial Statements.

Answer the following interrogatories by reporting the applicable U.S. dollar amounts and percentages of the reporting entity’s total admitted assets held in that category of investments.

1.	Reporting entity’s total admitted assets as reported on Page 2 of this annual statement.	$116,738,518

2.	Ten largest exposures to a single issuer/borrower/investment.

	1	2	3	4
				Percentage of Total
	Issuer	Description of Exposure	Amount	Admitted Assets
2.01	Citigroup Commercial Mortgage	Bond	$1,928,806	1.7%
2.02	Procter & Gamble co.	Bond	1,908,261	1.6%
2.03	Woodmont Trust	Bond	1,897,770	1.6%
2.04	Amsr Trust	Bond	1,860,164	1.6%
2.05	Novartis Capital Corp	Bond	1,730,886	1.5%
2.06	Toyota Motor Credit Corp	Bond	1,003,236	0.9%
2.07	National Australia Bank ltd.	Bond	1,000,000	0.9%
2.08	Mass Mutual Global Funding	Bond	999,188	0.9%
2.09	Blackrock Inc	Bond	999,133	0.9%
2.10	PNC Bank	Bond	998,998	0.9%

3.	Amounts and percentages of the reporting entity’s total admitted assets held in bonds and preferred stocks by NAIC designation.

	Bonds	1	2
3.01	NAIC-1	$40,120,750	34.4%
3.02	NAIC-2	5,734,649	4.9%
3.03	NAIC-3	-	-%
3.04	NAIC-4	-	-%
3.05	NAIC-5	-	-%
3.06	NAIC-6	-	-%
	Preferred Stocks	3	4
3.07	NAIC-1	$-	-%
3.08	NAIC-2	-	-%
3.09	NAIC-3	-	-%
3.10	NAIC-4	-	-%
3.11	NAIC-5	-	-%
3.12	NAIC-6	-	-%

4.	Assets held in foreign investments:

4.01	Are assets held in foreign investments less than 2.5% of the reporting entity’s total admitted assets?	Yes [ ] No [ X ]

If response to 4.01 above is yes, responses are not required for interrogatories 5-10.

4.02	Total admitted assets held in foreign investments	$4,897,675	4.2%
4.03	Foreign-currency-denominated investments	-	-%
4.04	Insurance liabilities denominated in that same foreign currency	-	-%

285

SUPPLEMENT FOR THE YEAR 2022 OF THE MEMBERS Life Insurance Company

5.	Aggregate foreign investment exposure categorized by NAIC sovereign designation:

		1	2
5.01	Countries designated NAIC-1	$4,897,675	4.2%
5.02	Countries designated NAIC-2	-	-%
5.03	Countries designated NAIC-3 or below	-	-%

6.	Two largest foreign investment exposures by country, categorized by the country’s NAIC sovereign designation:

		1	2
	Countries designated NAIC-1:
6.01	Country 1: United Kingdom	$1,961,009	1.7%
6.02	Country 2: Australia	1,000,000	0.9%

	Countries designated NAIC-2:
6.03	Country 1:	$-	-%
6.04	Country 2:	-	-%

	Countries designated NAIC-3 or below:
6.05	Country 1:	$-	-%
6.06	Country 2:	-	-%

7.	Aggregate unhedged foreign currency exposure:	$-	-%

8.	Aggregate unhedged foreign currency exposure categorized by NAIC sovereign designation:

		1	2
8.01	Countries designated NAIC-1	$-	-%
8.02	Countries designated NAIC-2	-	-%
8.03	Countries designated NAIC-3 or below	-	-%

9.	Largest unhedged foreign currency exposures by country, categorized by the country’s NAIC sovereign designation:

		1	2
Countries designated NAIC-1:
9.01	Country 1:	$-	-%
9.02	Country 2:	-	-%

Countries designated NAIC-2:
9.03	Country 1:	$-	-%
9.04	Country 2:	-	-%

Countries designated NAIC-3 or below:
9.05	Country 1:	$-	-%
9.06	Country 2:	-	-%

10.	Ten largest non-sovereign (i.e. non-governmental) foreign issues:

	1	2
	Issuer	NAIC Designation	3	4
10.01	National Australia Bank, Ltd.	2A FE	$1,000,000	0.9%
10.02	CFIP CLO Ltd.	1.F FE	998,514	0.9%
10.03	Linde PLC	1.F FE	988,569	0.8%
10.04	Barclays PLC	2.B FE	972,440	0.8%
10.05	CNH Industrial NV	2.B FE	938,153	0.8%
10.06			-	-%
10.07			-	-%
10.08			-	-%
10.09			-	-%
10.10			-	-%

285.1

SUPPLEMENT FOR THE YEAR 2022 OF THE MEMBERS Life Insurance Company

11.	Amounts and percentages of the reporting entity’s total admitted assets held in Canadian investments and unhedged Canadian currency exposure:

11.01	Are assets held in Canadian investments less than 2.5% of the reporting entity’s total admitted assets?	Yes [ X ] No [ ]

If response to 11.01 is yes, detail is not provided for the remainder of Interrogatory 11.

		1	2
11.02	Total admitted assets held in Canadian Investments	$-	-%
11.03	Canadian currency-denominated investments	-	-%
11.04	Canadian-denominated insurance liabilities	-	-%
11.05	Unhedged Canadian currency exposure	-	-%

12.	Report aggregate amounts and percentages of the reporting entity’s total admitted assets held in investments with contractual sales restrictions.

12.01	Are assets held in investments with contractual sales restrictions less than 2.5% of the reporting entity’s total admitted assets?	Yes [ X ] No [ ]

If response to 12.01 is yes, responses are not required for the remainder of Interrogatory 12.

	1	2	3
12.02	Aggregate statement value of investments with contractual sales restrictions	$-	-%
Largest three investments with contractual sales restrictions:
12.03		-	-%
12.04		-	-%
12.05		-	-%

13.	Amounts and percentages of admitted assets held in the ten largest equity interests:

13.01	Are assets held in equity interest less than 2.5% of the reporting entity’s total admitted assets?	Yes [ X ] No [ ]

If response to 13.01 above is yes, responses are not required for the remainder of Interrogatory 13.

1
	Issuer	2	3
13.02	-	$-	-%
13.03	-	-	-%
13.04	-	-	-%
13.05	-	-	-%
13.06	-	-	-%
13.07	-	-	-%
13.08	-	-	-%
13.09	-	-	-%
13.10	-	-	-%
13.11	-	-	-%

285.2

SUPPLEMENT FOR THE YEAR 2022 OF THE MEMBERS Life Insurance Company

14.	Amounts and percentages of the reporting entity’s total admitted assets held in nonaffiliated, privately placed equities:

14.01	Are assets held in nonaffiliated, privately placed equities less than 2.5% of the reporting entity’s total admitted assets?	Yes [ X ] No [ ]

If response to 14.01 above is yes, responses are not required for 14.02 through 14.05.

	1	2	3
14.02	Aggregate statement value of investments held in nonaffiliated, privately placed equities:	$-	-%
Largest three investments held in nonaffiliated, privately placed equities:
14.03	-	$-	-%
14.04	-	-	-%
14.05	-	-	-%

Ten largest fund managers:

	1	2	3	4
	Fund Manager	Total Invested	Diversified	Nondiversified
14.06	Allspring	$42,758,432	$42,758,432	$-
14.07	State Street Global Advisors	106,587	106,587	-
14.08	Wells Fargo Funds	50,000	50,000	-
14.09		-	-	-
14.10		-	-	-
14.11		-	-	-
14.12		-	-	-
14.13		-	-	-
14.14		-	-	-
14.15		-	-	-

15.	Amounts and percentages of the reporting entity’s total admitted assets held in general partnership interests:

15.01	Are assets held in general partnership interests less than 2.5% of the reporting entity’s total admitted assets?	Yes [ X ] No [ ]

If response to 15.01 above is yes, responses are not required for the remainder of Interrogatory 15.

	1	2	3
15.02	Aggregate statement value of investments held in general partnership interests:	$-	-%
Largest three investments in general partnership interests:
15.03	-	$-	-%
15.04	-	-	-%
15.05	-	-	-%

285.3

SUPPLEMENT FOR THE YEAR 2022 OF THE MEMBERS Life Insurance Company

16.	Amounts and percentages of the reporting entity’s total admitted assets held in mortgage loans:

16.01	Are mortgage loans reported in Schedule B less than 2.5% of the reporting entity’s total admitted assets?	Yes [ X ] No [ ]
If response to 16.01 above is yes, responses are not required for the remainder of Interrogatory 16 and Interrogatory 17.

1
	Type (Residential, Commercial, Agricultural)	2	3
16.02	-	$-	-%
16.03	-	-	-%
16.04	-	-	-%
16.05	-	-	-%
16.06	-	-	-%
16.07	-	-	-%
16.08	-	-	-%
16.09	-	-	-%
16.10	-	-	-%
16.11	-	-	-%

Amount and percentage of the reporting entity’s total admitted assets held in the following categories of mortgage loans:

Loans
16.12	Construction loans	$-	-%
16.13	Mortgage loans over 90 days past due	-	-%
16.14	Mortgage loans in the process of foreclosure	-	-%
16.15	Mortgage loans foreclosed	-	-%
16.16	Restructured mortgage loans	-	-%

17.	Aggregate mortgage loans having the following loan-to-value ratios as determined from the most current appraisal as of the annual statement date:

		Residential		Commercial		Agricultural
Loan-to-Value		1	2	3	4	5	6
17.01	above 95%	$-	-%	$-	-%	$-	-%
17.02	91% to 95%	-	-%	-	-%	-	-%
17.03	81% to 90%	-	-%	-	-%	-	-%
17.04	71% to 80%	-	-%	-	-%	-	-%
17.05	below 70%	-	-%	-	-%	-	-%

18.	Amounts and percentages of the reporting entity’s total admitted assets held in each of the five largest investments in real estate:

18.01	Are assets held in real estate reported less than 2.5% of the reporting entity’s total admitted assets?	Yes [ X ] No [ ]

If response to 18.01 above is yes, responses are not required for the remainder of Interrogatory 18.

Largest five investments in any one parcel or group of contiguous parcels of real estate.

1
	Description	2	3
18.02	-	$-	-%
18.03	-	-	-%
18.04	-	-	-%
18.05	-	-	-%
18.06	-	-	-%

19.	Report aggregate amounts and percentages of the reporting entity’s total admitted assets held in investments held in mezzanine real estate loans.

19.01	Are assets held in investments held in mezzanine real estate loans less than 2.5% of the reporting entity’s admitted assets?	Yes [ X ] No [ ]

If response to 19.01 is yes, responses are not required for the remainder of Interrogatory 19.

	1	2	3
19.02	Aggregate statement value of investments held in mezzanine real estate loans:	$-	-%
Largest three investments held in mezzanine real estate loans.
19.03		$-	-%
19.04		-	-%
19.05		-	-%

285.4

SUPPLEMENT FOR THE YEAR 2022 OF THE MEMBERS Life Insurance Company

20.	Amounts and percentages of the reporting entity’s total admitted assets subject to the following types of agreements:

		At Year-End		At End of Each Quarter
				1st Qtr	2nd Qtr	3rd Qtr
		1	2	3	4	5
20.01	Securities lending agreements (do not include assets held as collateral for such transactions)	$-	-%	$-	$-	$-
20.02	Repurchase agreements	-	-%	-	-	-
20.03	Reverse repurchase agreements	-	-%	-	-	-
20.04	Dollar repurchase agreements	-	-%	-	-	-
20.05	Dollar reverse repurchase agreements	-	-%	-	-	-

21.	Amounts and percentages of the reporting entity’s total admitted assets for warrants not attached to other financial instruments, options, caps and floors:

		Owned		Written
		1	2	3	4
21.01	Hedging	$-	-%	$-	-%
21.02	Income generation	-	-%	-	-%
21.03	Other	-	-%	-	-%

22.	Amounts and percentages of the reporting entity’s total admitted assets of potential exposure for collars, swaps, and forwards:

		At Year-End		At End of Each Quarter
				1st Qtr	2nd Qtr	3rd Qtr
		1	2	3	4	5
22.01	Hedging	$-	-%	$-	$-	$-
22.02	Income generation	-	-%	-	-	-
22.03	Replications	-	-%	-	-	-
22.04	Other	-	-%	-	-	-

23.	Amounts and percentages of the reporting entity’s total admitted assets of potential exposure for futures contracts:

		At Year-End		At End of Each Quarter
				1st Qtr	2nd Qtr	3rd Qtr
		1	2	3	4	5
23.01	Hedging	$-	-%	$-	$-	$-
23.02	Income generation	-	-%	-	-	-
23.03	Replications	-	-%	-	-	-
23.04	Other	-	-%	-	-	-

285.5

APPENDIX A: EQUITY ADJUSTMENT

The Equity Adjustment for a Risk Control Account is equal to:

Crediting Base x (hypothetical option value - amortized option cost – trading costs)

The examples below show how the Equity Adjustment is calculated and how it may vary based on whether the reference Index has increased or decreased and how much time there is remaining in the Interest Term. The hypothetical option value and trading costs in the examples are expressed as a percentage of the Crediting Base.

	1-Year Floor and Cap	1-Year -10% Buffer and Cap	6-Year -10% Buffer and Participation Rate
Interest Term Start Date
Crediting Base	$100,000	$100,000	$100,000
Index Value	1,000	1,000	1,000
Number of Days in Interest Term	365	365	2,191
Hypothetical Option Value	1.75%	1.53%	10.84%
Example A: Negative Index Return with Many Days Remaining in the Interest Term
Interest Term Valuation Date
Index Value	950	950	950
Index Return	-5%	-5%	-5%
Days Remaining in Interest Term	334	334	2,160
Hypothetical Option Value	-1.26%	-2.07%	5.08%
Amortized Option Value	1.75% x (334/365) = 1.60%	1.53% x (334/365) = 1.40%	10.84% x (2,160/2,191) = 10.68%
Trading Costs	0.15%	0.15%	0.15%
Equity Adjustment	$100,000 x (-1.26% - 1.60% - 0.15%) = -$3,010.36	$100,000 x (-2.07% - 1.40% - 0.15%) = $3,616.08	$100,000 x (5.08% - 10.68% - 0.15%) = -$5,753.35
Risk Control Account Value	$100,000 - $3,010.36= $96,989.64	$100,000 - $3,616.08 = $96,383.92	$100,000 - $5,753.35= $94,246.65
Example B: Negative Index Return with Few Days Remaining in the Interest Term
Interest Term Valuation Date
Index Value	950	950	950
Index Return	-5%	-5%	-5%
Days Remaining in Interest Term	30	30	30
Hypothetical Option Value	-4.61%	-0.44%	-0.38%
Amortized Option Value	1.75% x (30/365) = 0.14%	1.53% x (30/365) = 0.13%	10.84% x (30/2,191) = 0.15%
Trading Costs	0.15%	0.15%	0.15%

 A-1

Equity Adjustment	$100,000 x (-4.61% - 0.14% - 0.15%) = -$4,908.13	$100,000 x (-0.44% - 0.13% - 0.15%) = -$715.34	$100,000 x (-0.38% - 0.15% - 0.15%) = -$675.02
Risk Control Account Value	$100,000 - $4,908.13 = $95,091.87	$100,000 – 715.34 = $99,284.66	$100,000 - $675.02= $99,324.98
Example C: Positive Index Return with Many Days Remaining in the Interest Term
Interest Term Valuation Date
Index Value	1050	1050	1050
Index Return	5%	5%	5%
Days Remaining in Interest Term	334	334	2,160
Hypothetical Option Value	3.86%	5.36%	16.51%
Amortized Option Value	1.75% x (334/365) = 1.60%	1.53% x (334/365) = 1.40%	10.84% x (2,160/2,191) = 10.68%
Trading Costs	0.15%	0.15%	0.15%
Equity Adjustment	$100,000 x (3.86% - 1.60% - 0.15%) = $2,113.29	$100,000 x (5.36% -1.40% - 0.15%) = $3,807.06	$100,000 x (16.51% - 10.68% - 0.15%) = $5,676.38
Risk Control Account Value	$100,000 + $2,113.29= $102,113.29=	$100,000 + $3,807.06 = $103,807.06	$100,000 + $5,676.38= $105,676.38
Example D: Positive Index Return with Few Days Remaining in the Interest Term
Interest Term Valuation Date
Index Value	1050	1050	1050
Index Return	5%	5%	5%
Days Remaining in Interest Term	30	30	2,160
Hypothetical Option Value	5.08%	5.15%	7.38%
Amortized Option Value	1.75% x (30/365) = 0.14%	1.53% x (30/365) = 0.13%	10.84% x (30/2,191) = 0.15%
Trading Costs	0.15%	0.15%	0.15%
Equity Adjustment	$100,000 x (5.08% - 0.14% - 0.15%) = $4,784.17	$100,000 x (5.15% - 0.13% - 0.15%) = $4,869.93	$100,000 x (7.38% - 0.15% - 0.15%) = $7,085.77
Risk Control Account Value	$100,000 + $4,784.17= $104,784.17	$100,000 + $4,869.93 = $104,869.93	$100,000 + $7,085.77= $107,085.77

 A-2

APPENDIX B: EXAMPLES OF WITHDRAWALS WITH APPLICATION OF SURRENDER CHARGE AND INTEREST ADJUSTMENT

The Surrender Charge is calculated as a percentage of the Contract Value withdrawn or surrendered that exceeds the Annual Free Withdrawal Amount during the first six Contract Years.

The Interest Adjustment is calculated by multiplying the amount withdrawn by the sum of the Interest Adjustment factor (IAF) minus one (i.e., IAF – 1), where IAF is equal to ((1 + I + K)/(1 + J + L))^N. The Interest Adjustment does not apply to the Annual Free Withdrawal amount.

The examples below show how the Interest Adjustment is calculated and how it may vary based on how the Constant Maturity Treasury (CMT) Rate and the ICE BofA Index have changed since the start of the 6-year Interest Adjustment period. The examples also show how the surrender charge is calculated.

Assumptions
Withdrawal on 2nd Contract Anniversary	$20,000
Contract Value on 2nd Contract Anniversary	$110,000
Contract Value after Withdrawal	$110,000 - $20,000 = $90,000
Annual Free Withdrawal Amount	$110,000 x 10% = $11,000
Surrender Charge Percentage	8%
Surrender Charge	8% x ($20,000 - $11,000) = $720
6-year CMT Rate (I) at Start of 6-year Period	2.50%
ICE BofA Index (K) at Start of 6-year Period	1.00%
Years Remaining in 6-Year Period (N)	6 - 2 = 4
Example A: Withdrawal with a Negative Interest Adjustment
CMT Rate for the remaining Index period (J)	2.90%
ICE BofA Index at time of Withdrawal (L)	1.10%
IAF = ((1 + I + K)/(1 + J + L))^N	((1 + 2.50% + 1.00%) / (1 + 2.90% + 1.10%))^4 = 0.9809075
Interest Adjustment	($20,000 - $11,000) x (0.9809075 - 1) = -$171.83
Net Withdrawal	$20,000 - $720 +(-$171.83) = $19,108.17
Example B: Withdrawal with a Positive Interest Adjustment
CMT for the remaining Index period (J)	2.10%
ICE BofA Index at time of Withdrawal (L)	0.90%
IAF = ((1 + I + K)/(1 + J + L))^N	((1 + 2.50% + 1.00%) / (1 + 2.10% + 0.90%))^4 = 1.0195593
Interest Adjustment	($20,000 - $11,000) x (1.0195593 - 1) = $176.03
Net Withdrawal	$20,000 - $720 + $176.03 = $19,456.03

B-1

APPENDIX C: STATE VARIATIONS OF CERTAIN FEATURES AND BENEFITS

The following information is a summary of certain features or benefits of the TruStageTM ZoneChoice Annuity Contracts that vary from the features and benefits previously described in this Prospectus as a result of requirements imposed by states. Please contact your financial professional for more information about Contract variations and availability in your state.

States where certain TruStageTM ZoneChoice Annuity features or benefits vary:

State	Feature or Benefit	Variation
Arizona	See “Right to Examine“ under “Getting Started – The Accumulation Period”	If your age as of the Contract Issue Date is at least 65 years old, you must return your Contract within 30 days of receipt.
California

See “Owner“ under “Getting Started – The Accumulation Period”

See “Right to Examine“ under “Getting Started – The Accumulation Period”

See “Waiver of Surrender Charges“ under “Access to Your Money”

See “Declared Rate Account Allocation Option“

The Owner has the right to assign the Contract.

If the Purchase Payment exceeds the Contract Value, the refund will be your Purchase Payment less withdrawals.

If your age as of the Contract Issue Date is at least 60 years old, you must return your Contract within 30 days of receipt.

“Nursing Home or Hospital” is replaced with “Facility Care, Home Care, or Community-Based Services”. There is no minimum confinement period to utilize this waiver. The Facility Care or Home Care and Terminal Illness waivers apply to full surrenders only, not partial withdrawals.

The rate used in section b(2) of the Minimum Interest Rate calculation is 0.25%.

Connecticut	See “Right to Examine“ under “Getting Started – The Accumulation Period” See “Waiver of Surrender Charges“ under “Access to Your Money”

If the Purchase Payment exceeds the Contract Value, the refund will be your Purchase Payment less withdrawals.

You must return your Contract within 10 days of receipt, including replacement contracts.

There is a one-year wait before the waiver of surrender charge provisions may be exercised.

Delaware	See “Right to Examine“ under “Getting Started – The Accumulation Period”

If the Purchase Payment exceeds the Contract Value, the refund will be your Purchase Payment less withdrawals if the source of your initial Purchase Payment was a replacement, not new money.

You must return your Contract within 10 days of receipt (20 days if it is a replacement contract).

C-1

State	Feature or Benefit	Variation
Florida

See “Owner“ under “Getting Started – The Accumulation Period”

See “Right to Examine“ under “Getting Started – The Accumulation Period”

See “Income Payout Date“ under “Income Payments – The Payout Period”

The Owner has the right to assign the Contract.

You must return your Contract within 21 days of receipt (30 days if it is a replacement contract).

The requested Income Payout Date must be at least one year after the Contract Issue Date.

Georgia	See “Right to Examine“ under “Getting Started – The Accumulation Period”	If the Purchase Payment exceeds the Contract Value, the refund will be your Purchase Payment less withdrawals.
Hawaii	See “Right to Examine“ under “Getting Started – The Accumulation Period”	If the Purchase Payment exceeds the Contract Value, the refund will be your Purchase Payment less withdrawals if the source of your initial Purchase Payment was new money, not a replacement.
Idaho	See “Right to Examine“ under “Getting Started – The Accumulation Period”	If the Purchase Payment exceeds the Contract Value, the refund will be your Purchase Payment less withdrawals. You must return your Contract within 20 days of receipt, including replacement contracts.
Illinois	See definition of Terminally Ill and Terminal Illness See “Declared Rate Account Allocation Option“	Terminally Ill, Terminal Illness – A life expectancy of 24 months or less due to any illness or accident. The rate used in section b(2) of the Minimum Interest Rate calculation is 0.25%.
Indiana	See “Right to Examine“ under “Getting Started – The Accumulation Period”

If the Purchase Payment exceeds the Contract Value, the refund will be your Purchase Payment less withdrawals if the source of your initial Purchase Payment was a replacement, not new money.

You must return your Contract within 10 days of receipt (20 days if it is a replacement contract).

Kansas	See definition of Terminally Ill and Terminal Illness	Terminally Ill, Terminal Illness – A life expectancy of 24 months or less due to any illness or accident.
Louisiana	See “Right to Examine“ under “Getting Started – The Accumulation Period”	If the Purchase Payment exceeds the Contract Value, the refund will be your Purchase Payment less withdrawals if the source of your initial Purchase Payment was new money, not a replacement.
Maryland	See “Right to Examine“ under “Getting Started – The Accumulation Period”	If the Purchase Payment exceeds the Contract Value, the refund will be your Purchase Payment less withdrawals if the source of your initial Purchase Payment was new money, not a replacement.

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State	Feature or Benefit	Variation
	See “Flex Transfers”	We will notify you in advance of any suspension, limitations, or discontinuance of the Flex Transfer. Any change we make will be on a non-discriminatory basis.
Massachusetts	See definition of Terminally Ill and Terminal Illness	Terminally Ill, Terminal Illness – A life expectancy of 24 months or less due to any illness or accident.

	See “Right to Examine“ under “Getting Started – The Accumulation Period”	If the Purchase Payment exceeds the Contract Value, the refund will be your Purchase Payment less withdrawals.

You must return your Contract within 10 days of receipt (20 days if it is a replacement contract).

	See “Waiver of Surrender Charges“ under “Access to Your Money”	There is no Nursing Home or Hospital waiver. The Terminal Illness waiver applies to full surrenders only, not partial withdrawals.

	See “Terms of Income Payments“ under “Income Payments – The Payout Period”	Income Options are not based on gender. The amount of each payment depends on all the items listed other than gender.

	See “Misstatement of Age or Gender“ under “Other Information”	Income Options are not based on gender. Only proof of age is required for misstatement; proof of gender is not.
Minnesota	See “Right to Examine“ under “Getting Started – The Accumulation Period”	If the Purchase Payment exceeds the Contract Value, the refund will be your Purchase Payment less withdrawals if the source of your initial Purchase Payment was a replacement, not new money.
Mississippi	See “Right to Examine“ under “Getting Started – The Accumulation Period”	If the Purchase Payment exceeds the Contract Value, the refund will be your Purchase Payment less withdrawals if the source of your initial Purchase Payment was new money, not a replacement.
Missouri	See “Right to Examine“ under “Getting Started – The Accumulation Period” See “Declared Rate Account Allocation Option“

If the Purchase Payment exceeds the Contract Value, the refund will be your Purchase Payment less withdrawals.

You must return your Contract within 10 days of receipt (20 days if it is a replacement contract).

The rate used in section b(2) of the Minimum Interest Rate calculation is 0.25%.

Montana	See “Terms of Income Payments“ under “Income Payments – The Payout Period”	Income Options are not based on gender. The amount of each payment depends on all the items listed other than gender.

C-3

State	Feature or Benefit	Variation
	See “Misstatement of Age or Gender“ under “Other Information”	Income Options are not based on gender. Only proof of age is required for misstatement; proof of gender is not.
Nebraska	See “Right to Examine“ under “Getting Started – The Accumulation Period”	If the Purchase Payment exceeds the Contract Value, the refund will be your Purchase Payment less withdrawals if the source of your initial Purchase Payment was new money, not a replacement.
Nevada	See “Right to Examine“ under “Getting Started – The Accumulation Period”	If the Purchase Payment exceeds the Contract Value, the refund will be your Purchase Payment less withdrawals.
New Jersey	See “Waiver of Surrender Charges“ under “Access to Your Money”	There is no Terminal Illness waiver.
New Hampshire	See “Right to Examine“ under “Getting Started – The Accumulation Period”	If the Purchase Payment exceeds the Contract Value, the refund will be your Purchase Payment less withdrawals if the source of your initial Purchase Payment was new money, not a replacement.
North Carolina	See “Right to Examine“ under “Getting Started – The Accumulation Period”	If the Purchase Payment exceeds the Contract Value, the refund will be your Purchase Payment less withdrawals if the source of your initial Purchase Payment was new money, not a replacement.
North Dakota	See “Right to Examine“ under “Getting Started – The Accumulation Period”	You must return your Contract within 20 days of receipt (30 days if it is a replacement contract).
Oklahoma	See “Right to Examine“ under “Getting Started – The Accumulation Period”

If the Purchase Payment exceeds the Contract Value, the refund will be your Purchase Payment less withdrawals.

You must return your Contract within 10 days of receipt (20 days if it is a replacement contract).

Rhode Island	See “Right to Examine“ under “Getting Started – The Accumulation Period”

If the Purchase Payment exceeds the Contract Value, the refund will be your Purchase Payment less withdrawals if the source of your initial Purchase Payment was new money, not a replacement.

You must return your Contract within 20 days of receipt (30 days if it is a replacement contract).

South Carolina	See “Right to Examine“ under “Getting Started – The Accumulation Period”	If the Purchase Payment exceeds the Contract Value, the refund will be your Purchase Payment less withdrawals if the source of your initial Purchase Payment was new money, not a replacement.

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State	Feature or Benefit	Variation
Tennessee	See “Right to Examine“ under “Getting Started – The Accumulation Period”

You must return your Contract within 10 days of receipt (20 days if it is a replacement contract).

If the Purchase Payment exceeds the Contract Value, the refund will be your Purchase Payment less withdrawals if the source of your initial Purchase Payment was a replacement, not new money.

Texas	See “Owner“ under “Getting Started – The Accumulation Period” See “Right to Examine“ under “Getting Started – The Accumulation Period” See “Waiver of Surrender Charges“ under “Access to Your Money”

The Owner has the right to assign the Contract.

You must return your Contract within 20 days of receipt (30 days if it is a replacement contract).

“Terminal Illness” is replaced with “Terminal Disability”.

Utah	See “Owner“ under “Getting Started – The Accumulation Period” See “Right to Examine“ under “Getting Started – The Accumulation Period”	The Owner has the right to assign the Contract. If the Purchase Payment exceeds the Contract Value, the refund will be your Purchase Payment less withdrawals.
Vermont	See “Right to Examine“ under “Getting Started – The Accumulation Period”	If the Purchase Payment exceeds the Contract Value, the refund will be your Purchase Payment less withdrawals if the source of your initial Purchase Payment was new money, not a replacement.
Virginia	See “Waiver of Surrender Charges” under “Access to Your Money”	“Terminal Illness” is replaced with “Terminal Condition”
Washington	See “Right to Examine“ under “Getting Started – The Accumulation Period”	If the Purchase Payment exceeds the Contract Value, the refund will be your Purchase Payment less withdrawals.

You must return your Contract within 10 days of receipt (20 days if it is a replacement contract).

	See “Waiver of Surrender Charges“ under “Access to Your Money”	The life expectancy to utilize the Terminal Illness waiver is 24 months.
Wisconsin	See “Owner“ under “Getting Started – The Accumulation Period”	The Owner has the right to assign the Contract.

C-5

MEMBERS Life Insurance Company

2000 Heritage Way

Waverly, IA 50677

1-800-798-5500

Dealer Prospectus Delivery Obligations

All dealers that effect transactions in these securities are required to deliver a Prospectus.

TruStage™ ZoneChoice Annuity

 For Contracts Issued on or before May 25, 2023

Issued by:

 MEMBERS Life Insurance Company

 2000 Heritage Way

Waverly, Iowa 50677

Telephone number: 800-798-5500

Offered Through: CUNA Brokerage Services, Inc.

DATED OCTOBER 20, 2023

This Prospectus describes the TruStage™ ZoneChoice Annuity (formerly known as CUNA Mutual Group ZoneChoice™ Annuity), an individual or joint owned, single premium deferred annuity contract with index-linked interest options issued by MEMBERS Life Insurance Company. This Prospectus applies only to Contracts issued on or before May 25, 2023.

You may purchase the Contract with a single Purchase Payment of at least $5,000. You may not make additional Purchase Payments. The Contract is a complex insurance and investment vehicle. You should speak with a financial professional about the Contract’s features, benefits, risks, and fees, and whether it is appropriate for you based upon your financial situation and objectives.

The Contract offers index-linked Allocation Options (“Risk Control Accounts”) and a guaranteed interest rate Allocation Option (“Declared Rate Account”) for accumulation and long-term investment purposes. The Contract also offers a death benefit and standard annuity features, including multiple fixed annuitization options (“Payout Options”).

We credit interest daily to the Declared Rate Account based on a fixed annual interest rate that is guaranteed for each one-year Interest Term. The Declared Interest Rate will never be below the Minimum Interest Rate.

For the Risk Control Accounts, we offer one-year Interest Terms and six-year Interest Terms. We credit interest to the Risk Control Accounts based in part on the performance of an external Index by comparing the change in the Index from the first day of the Interest Term to the last day of the Interest Term (“Index Return”). We currently offer two reference indices: the S&P 500 Price Return Index (“S&P 500”) and the Barclays Risk Balanced Index (“Barclays Risk Balanced”). It is possible that we will credit negative interest to the Risk Control Accounts.

Each Risk Control Account has a Crediting Strategy. Risk Control Accounts with one-year Interest Terms have a Crediting Strategy of a Floor and Cap, and Risk Control Accounts with six-year Interest Terms have a Crediting Strategy of a Buffer and Participation Rate. These features may provide protection by limiting the amount of negative interest credited to you, but they also may limit the amount of positive interest credited to you. You may receive only a portion of any positive Index performance.

●	The Cap is the maximum amount of positive interest that we will credit you. For example, if the Index Return is 10% and the Cap is 5%, your interest will be limited to 5%. Generally, the Cap varies according to the level of risk you accept in choosing a Floor; the Cap is highest for the -10% Floor (allowing potentially greater increases and decreases) and lowest for the 0% Floor (limiting the amount of potential increases and decreases). We reset the Caps at the start of each Interest Term, but no Cap will be lower than 1.0%.

●	The Participation Rate is the percentage of any positive Index Return that we will credit you. A

Participation Rate may limit the amount of interest you receive. For example, if the Index Return is 10% and the Participation Rate is 80%, you would be credited 8% (80% of 10%). We reset the Participation Rate at the start of each Interest Term, but the Participation Rate will never be lower than 10%.

●	The Floor is the maximum amount of negative interest that we will credit you. Any negative Index Return will reduce your Risk Control Account Value by up to the amount of the Floor you elected. For example, if you elect a Floor of 0%, a negative Index Return will not reduce your Risk Control Account Value. If you elect a Floor of -10% and the Index Return is -15%, we will credit you -10% (decreasing your Risk Control Account value by 10%). We currently offer eleven Floor options which provide different levels of protection: 0%, -1%, -2%, -3%, -4%, -5%, -6%, -7%, -8%, -9%, and -10%. An Allocation Option with a Floor of 0% will always be available. With the Floor, there is a risk of loss of principal and previously credited interest of up to 10% (with a Floor of -10%) if there is negative Index performance.

●	The Buffer is the maximum amount of negative interest we will not credit to you, while we will credit you any additional negative interest that exceeds the Buffer. For example, if the Buffer is -10% and the Index Return is -5%, we will credit you 0% (your Risk Control Account value will not increase or decrease). If the Buffer is -10% and the Index Return is -15%, we will credit you -5% (decreasing your Risk Control Account value by 5%).We currently offer one Buffer option, -10%. We may not always offer Allocation Options with Buffers, but if we do, a Buffer of -10% or more will be available (limiting your losses due to negative Index Return to 90%). With the Buffer, there is a risk of loss of principal and previously credited interest of up to 90% (if there is a negative Index Return of 100% over the Interest Term).

This Contract may not be suitable for investors who plan to take withdrawals or surrender the Contract. The Surrender Charge, Equity Adjustment, Interest Adjustment, federal income taxes, and proportionate withdrawal calculations could significantly reduce the values under the Contract and the amount you receive from any payments. It is possible in extreme circumstances to lose up to 100% of your principal and previously credited interest due to the following:

●	If you take a withdrawal or surrender your Contract in the first six years, you may pay a Surrender Charge of up to 9% of the amount withdrawn. Federal income taxes and penalties may also apply.

●	If you take a withdrawal, surrender your Contract, die, or begin Income Payout Options on any day other than every sixth Contract Anniversary, we will apply an Interest Adjustment (which may be positive or negative) to the payment amount. A negative Interest Adjustment could significantly decrease the amount you receive from a surrender, partial withdrawal, Death Benefit payment, or income payment.

●	If you take a withdrawal, surrender your Contract, die, or begin Income Payout Options by taking amounts from a Risk Control Account before the expiration of an Interest Term, we will apply an Equity Adjustment (which may be positive or negative) to the Crediting Base for the applicable Risk Control Account. A negative Equity Adjustment could significantly decrease the values under your Contract by more than the amount withdrawn, surrendered or paid. Additionally, only the Crediting Base remaining after the withdrawal will be credited interest, positive or negative, at the end of the Interest Term.

●	We calculate withdrawals on a proportionate basis when determining the Death Benefit value, which may reduce the Death Benefit by substantially more than the amount of the withdrawal. We also use proportionate calculations to apply the Equity Adjustment to withdrawals, which may negatively impact the resulting values under your Contract.

This Contract is a security. It involves investment risk and may lose value. For additional information on risks associated with the Contract, see the “Risk Factors” section on Page 11 of this Prospectus. The guarantees in this Contract are subject to the Company’s financial strength and claims-paying ability.

The Contract is offered through CUNA Brokerage Services, Inc. (“CBSI”), which is the principal underwriter. CBSI’s principal business address is 2000 Heritage Way, Waverly, IA 50677. CBSI is not required to sell any specific number or dollar amount of Contracts but will use its best efforts to sell the Contracts. There are no arrangements to place funds in an escrow, trust, or similar account. The offering of the Contract is intended to be continuous.

A registration statement relating to this offering has been filed with the Securities and Exchange Commission (“SEC”). You may request a copy of the Prospectus by writing to our Administrative Office at 2000 Heritage Way, Waverly, Iowa 50677, or by calling 1-800-798-5500. This Prospectus can also be obtained from the SEC’s website at www.sec.gov. Please keep this Prospectus for future reference.

Neither the SEC nor any state securities commission has approved or disapproved of these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense. The Contracts are not insured by the Federal Deposit Insurance Corporation or any other government agency. They are not deposits or other obligations of any bank and are not bank guaranteed. They are subject to investment risks and possible loss of principal and previously credited interest.

The date of this Prospectus is October 20, 2023

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APPENDIX C: STATE VARIATIONS OF CERTAIN FEATURES AND BENEFITS	C-1

The Contract may not be available in all states. This Prospectus does not constitute an offer to sell any Contract and it is not soliciting an offer to buy any Contract in any state in which the offer or sale is not permitted. We do not authorize anyone to provide any information or representations regarding the offering described in this Prospectus other than the information and representations contained in this Prospectus.

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GLOSSARY

We have tried to make this Prospectus as understandable as possible. However, in explaining how the Contract works, we have had to use certain terms that have special meanings. We define these terms below.

Accumulation Period. The period of time that begins on the Contract Issue Date stated on the Data Page and ends on the Income Payout Date or the date this Contract is terminated if earlier.

Adjusted Index Return. The Index Return for the current Interest Term adjusted for the Crediting Strategy.

Administrative Office. MEMBERS Life Insurance Company, 2000 Heritage Way, Waverly, Iowa 50677. Phone: 1-800-798-5500.

Age. Age as of last birthday.

Allocation Options. All Risk Control and Declared Rate Account options available under the Contract for allocating your Purchase Payment and Contract Value. Your selling firm may limit the Allocation Options available to you when your Contract is issued.

Annual Free Withdrawal Amount.

●	For Contracts issued before September 25, 2022: the amount that can be withdrawn without incurring a Surrender Charge each Contract Year. It is equal to 10% of the Contract Value determined at the beginning of the Contract Year.

●	For Contracts issued on or after September 25, 2022: the amount that can be withdrawn without incurring a Surrender Charge or Interest Adjustment each Contract Year. It is equal to 10% of the Contract Value determined at the beginning of the Contract Year.

Annuitant (Joint Annuitant). The person(s) whose life (or lives) determines the income payment amount payable under the Contract. If the Owner is a non-natural person, the Annuitant(s) is also the person(s) whose death determines the Death Benefit.

Authorized Request. A request in Good Order and signed and dated by all Owners, including without limitation a request to: transfer value, change a party to the Contract, change the Income Payout Date, or make a partial withdrawal or full surrender of the Contract. An Authorized Request may also include a phone, fax, or electronic request for specific transactions.

Beneficiary. The person(s) or entity named by the Owner to receive proceeds payable upon the death of the first Owner or the first Annuitant if the Owner is a non-natural person.

Buffer. The maximum amount of negative interest assumed by the Company for an Interest Term, and any additional negative interest will be credited to the Risk Control Account.

Business Day. Any day that the New York Stock Exchange is open for trading. All requests for transactions that are received at our Administrative Office in Good Order on any Business Day prior to market close, generally 4:00 P.M. Eastern Time, will be processed as of the end of that Business Day.

Cap. The maximum amount of interest the Company will credit to the Risk Control Account for an Interest Term.

Company. MEMBERS Life Insurance Company; also referred to as “we”, “our” and “us”.

Contract. The TruStage™ ZoneChoice Annuity (formerly known as CUNA Mutual Group ZoneChoice™ Annuity), an individual or joint owned, single premium deferred annuity contract with index-linked interest options issued by MEMBERS Life Insurance Company.

Contract Anniversary. The same day and month as the Contract Issue Date for each year the Contract remains in force.

Contract Issue Date. The day your Contract is issued. This date will be used to determine Contract Years and Contract Anniversaries.

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Contract Value. The total value of your Contract during the Accumulation Period. All values are calculated as of the end of a Business Day.

Contract Year. Any twelve-month period beginning on the Contract Issue Date or Contract Anniversary and ending one day before the next Contract Anniversary.

Crediting Base. The amount used to calculate the Risk Control Account Value. It is equal to the amount allocated to a Risk Control Account at the start of the Interest Term, reduced proportionally for any withdrawals.

Crediting Strategy. The method by which interest is calculated for an Allocation Option during the Interest Term.

Data Page. Pages attached to your Contract that describe certain terms applicable to your specific Contract.

Death Benefit. The amount the Beneficiary is entitled to upon the death of an Owner who is a natural person or the death of an Annuitant if the Owner is a non-natural person. It is equal to the greater of Contract Value, including any applicable Equity Adjustment or Interest Adjustment, or the Purchase Payment adjusted for withdrawals as of the date Death Benefit proceeds are payable. We do not apply the Surrender Charge in determining the Death Benefit payable.

Declared Interest Rate. The effective annual rate of interest credited to the Declared Rate Account. The Declared Interest Rate will never be lower than the Minimum Interest Rate.

Declared Rate Account. An Allocation Option to which we credit a fixed annual rate of interest referred to as the Declared Interest Rate.

Equity Adjustment. Used to calculate the Risk Control Account Value during the Interest Term. This adjustment (increase or decrease) will be applied to any distribution prior to the end of an Interest Term, including a partial withdrawal, a full surrender of the Contract, the Death Benefit, or the Contract Value applied to an Income Payout Option. Reflects the value of derivative instruments that hedge market risks associated with the Risk Control Accounts. The Equity Adjustment is calculated separately for each Risk Control Account at the end of each Business Day except the last day of an Interest Term. The Equity Adjustment varies based on the Crediting Strategy. The Equity Adjustment does not apply to Contract Value in the Declared Rate Account.

Floor. The maximum amount of negative interest that may be credited to the Risk Control Account for an Interest Term.

General Account. All of the Company’s assets other than the assets in its separate accounts.

Good Order. A request or transaction generally is considered in “Good Order” if we receive it at our Administrative Office within the time limits, if any, prescribed in this Prospectus for a particular transaction or instruction, it includes all information and supporting legal documentation necessary for us to execute the requested instruction or transaction, and is signed by the individual or individuals authorized to provide the instruction or engage in the transaction. A request or transaction may be rejected or delayed if not in Good Order. This information and documentation necessary for a transaction or instruction generally includes, to the extent applicable: the completed application or instruction form; your contract number; the transaction amount (in dollars or percentage terms); the signatures of all Owners (exactly as indicated on the Contract), if necessary; Social Security Number or Tax I.D.; and any other information or supporting documentation that we may require, including any consents. With respect to the Purchase Payment, Good Order also generally includes receipt by us of sufficient funds to affect the purchase. We may, in our sole discretion, determine whether any particular transaction request is in Good Order, and we reserve the right to change or waive any Good Order requirement at any time. If you have any questions, you should contact us or your financial professional before submitting the form or request.

Income Payout Date. The date the first income payment is paid from the Contract to the Owner.

Income Payout Option. The choices available under the Contract for payout of your Contract Value.

Index, Indices. The reference index (or indices) we use in determining interest credited to the Risk Control Account Value.

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Index Return. The percentage change in the reference Index from the beginning of the Interest Term to the end of the Interest Term.

Index Value. The value for the reference Index as of a Business Day.

Interest Adjustment. Adjustment (increase or decrease) that may be applied to any distribution from the Contract prior to the end of the six-year rolling period that begins on the Contract Issue Date. Distributions include a partial withdrawal, a full surrender of the Contract, the Death Benefit, or the Contract Value applied to an Income Payout Option. The Interest Adjustment reflects the change in the value of the investments that support the guarantees under the Contract. Rates used in determining the Interest Adjustment are reset every sixth Contract Anniversary. The Interest Adjustment will always apply for the six-year rolling period beginning on the Contract Issue Date even if the Allocation Options elected have an Interest Term of less than six years. The Interest Adjustment does not apply to transfers; for Contracts issued on or after September 25, 2022, the Interest Adjustment does not apply to the Annual Free Withdrawal Amount.

Interest Term. The period for which interest is calculated for an Allocation Option. The Interest Term may vary by Allocation Option. Interest Terms will start and end on a Contract Anniversary, unless otherwise specified.

Internal Revenue Code (IRC). The Internal Revenue Code of 1986, as amended.

Minimum Interest Rate. The minimum effective annual rate of interest we will credit to the Declared Rate Account.

Non-Qualified Contract. An annuity contract that is independent of any formal retirement or pension plan.

Owner (Joint Owner). The person(s) or entity who own(s) the Contract and has (have) all rights under the Contract. Unless owned by a non-natural person, the Owner is also the person(s) whose death determines the Death Benefit. The Owner is also referred to as “you” or “your”.

Payout Period. The period of time that begins on the Income Payout Date and continues until we make the last payment as provided by the Income Payout Option chosen.

Participation Rate. The percentage multiplied by an Index Return if the Index Return is positive. If the Participation Rate is lower than 100%, it will limit the amount of interest credited by the Company to the Risk Control Account.

Purchase Payment. The amount paid to us, by or on behalf of an Owner, that is used to establish the annuity on the Contract Issue Date. We do not allow any additional Purchase Payments under the Contract after the initial Purchase Payment.

Qualified Contract. An annuity that is part of an individual retirement plan, pension plan or employer-sponsored retirement program that is qualified for special treatment under the Internal Revenue Code.

Required Minimum Distributions. The required minimum distribution (RMD) defined by section 401(a)(9) of the IRC for the Contract and as determined by us. RMDs only apply to Qualified Contracts.

Risk Control Account. An Allocation Option to which we credit interest based in part on the performance of a reference Index, subject to the Crediting Strategy.

Risk Control Account Value. The value of the Contract in a Risk Control Account.

SEC. The U.S. Securities and Exchange Commission.

Spouse. The person to whom you are legally married. The term Spouse includes the person with whom you have entered into a legally-sanctioned marriage that grants you the rights, responsibilities, and obligations married couples have in accordance with applicable state laws. Individuals who do not meet the definition of Spouse may have adverse tax consequences when exercising provisions under this contract and any attached endorsements or riders. Additionally, individuals in other arrangements that are not recognized as marriage under the relevant state law will not be treated as married or as Spouses as defined in this contract for federal tax purposes. Consult with a tax advisor for more information on this subject and before exercising benefits under the contract and any attached endorsements or riders.

Surrender Charge. The charge associated with surrendering either some or all of the Contract Value.

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Surrender Value. The amount you are entitled to receive if you elect to surrender this Contract during the Accumulation Period.

Valuation Period. The period beginning at the close of one Business Day and continuing to the close of the next succeeding Business Day.

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HIGHLIGHTS

The following is a summary of the key features of the Contract. This summary does not include all the information you should consider before purchasing a Contract. You should carefully read the entire Prospectus, which contains more detailed information concerning the Contract and the Company before making an investment decision.

How Your Contract Works

Overview. Your Contract is an individual or joint owned, single premium deferred annuity contract with index-linked interest options. There are two periods to your Contract: an Accumulation Period and a Payout Period. Your Contract can help you save for retirement by allowing your Contract Value to earn interest from the Risk Control Accounts and/or Declared Rate Account on a tax-deferred basis and by providing the opportunity for lifetime payments. You generally will not pay taxes on your earnings (your Contract Value minus the portion of your Purchase Payment not previously withdrawn) until you withdraw them.

During the Accumulation Period of your Contract, you allocate your Contract Value between the Allocation Options. Interest amounts earned in the Risk Control Accounts may be negative, and there is a risk of loss of principal and previously credited interest of up to 90% with the Buffer and 10% with the Floor due to negative Index performance. However, if you make withdrawals or surrender your Contract, the Floor and Buffer do not limit losses from the Surrender Charge, Equity Adjustment, Interest Adjustment, federal taxes, or the use of proportionate withdrawal calculations, which could significantly reduce the values under the Contract and the amount you receive from any payments. The Payout Period begins when you allocate your Contract Value to an Income Payout Option.

Please call your financial professional or the Company at 1-800-798-5500 if you have questions about how your Contract works.

Purchase Payment. You may purchase the Contract with a Purchase Payment of at least $5,000. The Company does not allow additional Purchase Payments after the initial Purchase Payment. A Purchase Payment for a Contract, or Purchase Payments for multiple Contracts owned by the same individual, that equals or exceeds $1 million requires our prior approval, which may be withheld at our sole discretion.

Allocation Options. There are two types of Allocation Options: a Declared Rate Account and Risk Control Accounts. Each of these options is described below.

Declared Rate Account. The portion of your Contract Value allocated to the Declared Rate Account is credited interest daily based on the Declared Interest Rate. The initial Declared Interest Rate is available in advance of the Contract Issue Date and will be provided by your financial professional or by calling the Company at 1-800-798-5500. The Declared Interest Rate for the initial Interest Term is shown on your Contract Data Page. You will be notified of Declared Interest Rates for any subsequent Interest Term at least two weeks in advance of the start of the Interest Term. You can also contact your financial professional or the Company at 1-800-798-5500 to obtain current rates.

Risk Control Accounts. The portion of your Contract Value allocated to a Risk Control Account is credited with interest, if any, based in part on the investment performance of an external Index (currently the S&P 500 Index or the Barclays Risk Balanced Index) over the Interest Term. Detailed information about each Index is provided in the RISK CONTROL ALLOCATION OPTIONS section. An Interest Term can be one year or six years. The Index Return for the reference Index is subject to the Crediting Strategy, which may limit the amount of interest credited due to a Cap, Participation Rate, Floor, and/or Buffer, and is unique to each Risk Control Account.

●	The Floor and Buffer describe the level of protection provided by the Risk Control Account. Each Risk Control Account will have either a Floor or a Buffer.

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The Floor represents the maximum amount of negative interest that may be credited to the Risk Control Account. For example, if the Floor is -10%, you could lose up to $1,000 on a $10,000 investment during the Interest Term (i.e., -10% x $10,000).

The Buffer represents the maximum amount of negative interest assumed by the Company, and any additional negative interest will be credited to the Risk Control Account. For example, if the Buffer is -10%, the Company will not credit any interest if the Index Return is between 0% and -10% but will credit negative interest in excess of -10%. This means you could lose up to $9,000 on a $10,000 investment during the Interest Term (i.e., -90% x $10,000).

Negative investment performance is limited by the Floor and Buffer during the Interest Term, but you could lose more due to losses in subsequent Interest Terms. If you make withdrawals or surrender or your Contract, the Floor and Buffer do not limit losses from the Surrender Charge, Equity Adjustment, Interest Adjustment, federal income taxes, or proportionate withdrawal calculations, which could significantly reduce the values under the Contract and the amount you receive from any payments.

●	The Cap and Participation Rate limit the amount of positive interest credited to the Risk Control Account. Each Risk Control Account will have either a Cap or a Participation Rate. The Cap represents the maximum amount of interest that the Company will credit to the Risk Control Account. For example, if the Index Return is 15% and the Cap is 10%, the Company will credit 10%. The Participation Rate is a percentage multiplied by the Index Return if the Index Return is Positive. If the Participation Rate is lower than 100%, it will limit the amount of interest credited by the Company. For example, if the Index Return is 15% and the Participation Rate is 80%, the Company will credit 12% (i.e., 15% x 80%). If the Index Return is 15% and the Participation Rate is 120%, the Company will credit 18% (i.e., 15% x 120%).

There are currently up to five Allocation Options under the Contract, among which you may allocate your Purchase Payment and Contract Value. Your selling firm may limit the Allocation Options available to you when your Contract is issued.

	Allocation Option	Interest Term	Crediting Strategy(1)	Minimum Guarantee
1	S&P 500 Index Risk Control Account	1-Year	Floor and Cap	1% Cap
2	S&P 500 Index Risk Control Account	6-Year	Buffer and Participation Rate	10% Participation Rate
3	Barclays Risk Balanced Index Risk Control Account	1-Year	Floor and Cap	1% Cap
4	Barclays Risk Balanced Index Risk Control Account	6-Year	Buffer and Participation Rate	10% Participation Rate
5	Declared Rate Account	1-Year	Declared Interest Rate	Minimum Interest Rate

(1)	The Floor and Buffer for an Allocation Option will not change during the life of your Contract unless the Allocation Option is discontinued. However, an Allocation Option with a Floor of 0% will always be available. We may not always make available Allocation Options with Buffers, however, if one is available, a Buffer of -10% or more will be available. In other words, there would be a Buffer option to limit the maximum loss to no more than 90%.

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You must specify the percentage of your Purchase Payment to be allocated to each Allocation Option on the Contract Issue Date. We currently offer eleven Floor options which provide different levels of protection, 0%, -1%, -2%, -3%, -4%, -5%, -6%, -7%, -8%, -9%, and -10%. If you allocate to an Allocation Option with a Floor Crediting Strategy, you must also specify your Floor by choosing one of the eleven available options.

Generally, the lower the Floor, the higher the Cap. For example, the Cap may be 2% for the 0% Floor, whereas the Cap may be 12% for the -10% Floor. Once elected, the Floor cannot be changed until the end of the Interest Term.

In deciding between the Floor and Buffer options, you should consider the loss potential for each account. With the Buffer, losses up to -10% will not be credited, but there is potential to lose substantially more than the Floor if there are large market losses. The Buffer may offer additional gain potential through the Participation Rate in comparison to the Cap, but the gain potential should be weighed against the risk of loss.

Additionally, an investor should consider and understand the difference between the 6-year Interest Term and the 1-year Interest Term. For the 6-year Interest Term, interest is not calculated or credited until the end of the Interest Term; therefore, the Crediting Strategy factors (i.e., the Participation Rate and Buffer) only apply at the end of the Interest Term and not on an annual basis. Furthermore, any partial withdrawal, full surrender, Death Benefit payment, or amounts withdrawn to be applied to an Income Payout Option prior to the end of the Interest Term could significantly reduce the values under the Contract and the amount you receive from any payments due to the Surrender Charge, Equity Adjustment, Interest Adjustment, and the use of proportionate withdrawal calculations. Only the Crediting Base remaining after the withdrawal will be credited interest, positive or negative, at the end of the Interest Term.

Transfers. An Allocation Option is available on the Contract Issue Date and at the end of each Interest Term. For example, an Interest Term of one year is available on the Contract Issue Date and every Contract Anniversary thereafter, but an Interest Term of six years is available on the Contract Issue Date and every sixth Contract Anniversary thereafter. This means that the six-year Interest Term will not be available for you to allocate Contract Value to on every Contract Anniversary. Additionally, the six-year Interest Term is unavailable if the Income Payout Date is less than six years from the start of the Interest Term.

At least two weeks prior to the end of an Interest Term, Owners will be notified of the available Allocation Options to which they may transfer their maturing Contract Value. The new Allocation Options may have different Interest Terms and Crediting Strategies than what was previously available.

New transfer instructions by Authorized Request will supersede any prior transfer instructions for a given Allocation Option. Transfers are not permitted during an Interest Term.

If we do not receive transfer instructions by Authorized Request at least one Business Day prior to the end of the current Interest Term, we will apply the maturing Contract Value to a new Interest Term of the same Allocation Option. Any applicable Floor will also be applied to the new Interest Term. If the same Allocation Option is not available, we will apply the value to the Declared Rate Account with a 1-year Interest Term.

Declaration of Rates. The Cap, Participation Rate, and Declared Interest Rate will not change for the duration of the Interest Term. The initial Caps, Participation Rates, and Declared Interest Rate are available in advance of the Contract Issue Date and will be provided by your financial professional or by calling the Company at 1-800-798-5500. The rate is shown on your Contract Data Page.

We may declare a new Cap, Participation Rate, or Declared Interest Rate for each subsequent Interest Term and will notify you of the new rate two weeks in advance of the start of an Interest Term. The Cap will never be lower than 1%. The Participation Rate will never be lower than 10%. The Declared Interest Rate will never be lower than the Minimum Interest Rate.

The Minimum Interest Rate will be determined on the Contract Issue Date and every sixth Contract

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Anniversary based on the calendar quarter in which the Issue Date or Contract Anniversary falls. The Minimum Interest Rate will apply for six years and then will be recalculated for the next six-year period. The Minimum Interest Rate will never be less than the lesser of:

a)	3%; or

b)	The interest rate determined as the greater of:

1)	The average of the three applicable monthly five-year Constant Maturity Treasury (CMT) rates reported by the Federal Reserve rounded to the nearest 0.05%, as described below, minus 1.25%; or

2)	The nonforfeiture interest rate floor required by the National Association of Insurance Commissioners (NAIC) Standard Nonforfeiture Law for Individual Deferred Annuities, 0.15%.

Changes to an Allocation Option or Index. We may offer additional Allocation Options at our discretion, which includes offering an additional Index, Crediting Strategy, or Interest Term. We may also discontinue an Allocation Option or Index at our discretion effective as of the end of an Interest Term.

The Floors and Buffer for an Allocation Option will not change during the life of your Contract unless the Allocation Option is discontinued. However, an Allocation Option with a Floor of 0% will always be available. We may not always make available Allocation Options with Buffers; however, if one is available, a Buffer of -10% or more will be available. In other words, there will be an option for the maximum loss from the Buffer to be no more than 90%.

Generally, the Index associated with a given Risk Control Account will remain unchanged for the duration of the Interest Term. However, if the publication of an Index is discontinued, or calculation of the Index is materially changed, we may discontinue an Index during an Interest Term and substitute a suitable Index that will be used for the remainder of the Interest Term. To determine the Index Return, we will add (1) the percentage change in the Index from the beginning of the Interest Term to the date on which the Index became unavailable and (2) the percentage change for the substitute Index from the date of substitution until the end of the Interest Term. The performance of the new Index may differ from the original Index. If there is a delay between the date we remove the Index and the date we add a substitute Index, your Risk Control Account Value will be based on the value of the Index on the date the Index ceased to be available, which means market changes during the delay will not be used to calculate the Index Return.

An Allocation Option may be discontinued before the end of an Interest Term if an Index is discontinued and we do not provide a substitute Index. In the unlikely event an Allocation Option is discontinued before the end of an Interest Term, we will credit interest from the beginning of the Interest Term until the date the Allocation Option is discontinued using the percentage change in the Index from the beginning of the Interest Term to the date on which the Index became unavailable. The resulting Risk Control Account Value will be transferred to the Declared Rate Account for the remainder of the Interest Term, where it will earn the Declared Interest Rate starting on the date of transfer until the next Contract Anniversary. The amount of interest you earn in the Declared Rate Account may be less than the amount you would have earned in the Risk Control Account at the end of the Interest Term. If there is a delay between the date we remove the Index and the date we transfer value to the Declared Rate Account, your Risk Control Account Value prior to the transfer will be based on the value of the Index on the date the Index ceased to be available, which means market changes during the delay will not be used to calculate the Index Return.

Such a change will be subject to any required regulatory approval. We will notify you of an Allocation Option or Index change by sending you written notice at your last known address.

An Index or Allocation Option change may negatively affect interest credited and your resulting Contract Value, as well as how you want to allocate Contract Value between available Allocation Options.

Contract Value. Your Contract Value on your Contract Issue Date is equal to the Purchase Payment. On

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any other day during the Accumulation Period, the Contract Value is equal to the sum of the account value in all Allocation Options in which you are invested. The Accumulation Period begins on the Contract Issue Date and continues until the Income Payout Date. Upon reaching the Income Payout Date, we will begin income payments unless the Contract is surrendered.

Declared Rate Account Value. The Declared Rate Account Value on any Business Day is equal to the amount applied to the Declared Rate Account at the start of the current Interest Term, adjusted for any withdrawals (including any Surrender Charge and Interest Adjustment), plus the interest earned.

Risk Control Account Value. The Risk Control Account Value is equal to the amount applied to each Risk Control Account at the start of the current Interest Term, adjusted proportionately for any withdrawals (including any Surrender Charge, Equity Adjustment, and Interest Adjustment), plus or minus any interest. The amount of interest credited, if any, may be limited by the Cap and Participation Rate.

Index Return and Adjusted Index Return. The Index Return and Adjusted Index Return are calculated to determine the interest credited to a Risk Control Account. The Index Return and Adjusted Index Return are calculated separately for each Risk Control Account as follows:

●	Interest is calculated based on the change in the Index from the first day of the Interest Term to the last day of the Interest Term;

●	The Index Return is adjusted based on the Cap and Floor, the Cap and Buffer, or the Participation Rate and Buffer, as applicable; and

●	This Adjusted Index Return is multiplied by the Risk Control Account Value (without any Equity Adjustment applied) on the last day of the Interest Term (which may have been adjusted for withdrawals, as described below) to determine how much interest is credited, if any. For example, if the Adjusted Index Return is 10% and the Risk Control Account Value without any Equity Adjustment applied is $10,000, the interest credited is $1,000 (i.e., 10% x $10,000).

The amount of interest credited may be negative, even with the Floor or Buffer. There is a risk of loss of principal and previously credited interest of up to 90% with the Buffer and 10% with the Floor due to negative Index performance.

Impact of Withdrawals. The Surrender Charge, Equity Adjustment, Interest Adjustment, federal income taxes, and proportionate withdrawal calculations could significantly reduce the values under the Contract and the amount you receive from any payments. It is possible in extreme circumstances to lose up to 100% of your principal and previously credited interest due to the following:

●	If you take a withdrawal or surrender your Contract in the first six Contract Years, you may pay a Surrender Charge of up to 9% of the amount withdrawn. Federal income taxes and tax penalties may also apply.

●	The Equity Adjustment applies for the entire Interest Term of each Risk Control Account, up to six years. If you take a withdrawal, surrender your Contract, die, or begin Income Payout Options by taking amounts from a Risk Control Account before the expiration of an Interest Term, we will apply an Equity Adjustment (which may be positive or negative) to the Crediting Base for the applicable Risk Control Account. A negative Equity Adjustment could significantly decrease the values under your Contract by more than the amount withdrawn, surrendered or paid. Additionally, only the Crediting Base remaining after the withdrawal will be credited interest, positive or negative, at the end of the Interest Term.

●	The Interest Adjustment applies for a rolling six-year period beginning on the Contract Issue Date. Rates used in determining the Interest Adjustment are reset every sixth Contract Anniversary. If you take a withdrawal, surrender your Contract, die, or begin Income Payout Options on any day other than every sixth Contract Anniversary, we will apply an Interest Adjustment (which may be positive or negative) to the payment amount. A negative Interest Adjustment could significantly

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decrease the amount you receive from a surrender, partial withdrawal, Death Benefit payment, or income payment.

●	We calculate withdrawals on a proportionate basis when determining the Death Benefit value, which may reduce the Death Benefit by substantially more than the amount of the withdrawal. We also use proportionate calculations to apply the Equity Adjustment to withdrawals, which may negatively impact the resulting values under your Contract.

The Company does not apply the Equity Adjustment on the first and last Business Day of an Interest Term and does not apply the Interest Adjustment on every sixth Contract Anniversary (i.e., the last day of the six-year rolling period beginning on the Contract Issue Date).

Withdrawal Options. Amounts withdrawn include partial withdrawals, full surrenders, payment of the Death Benefit, and amounts withdrawn to be applied to an Income Payout Option. Withdrawals, including Annual Free Withdrawal Amounts, could significantly reduce the Death Benefit and the Contract Value, perhaps by substantially more than the amount withdrawn, as well as the amount of interest credited to an Allocation Option, and could terminate the Contract, as described above. This Contract may not be suitable for you if you intend to take partial withdrawals (including systematic withdrawals and Required Minimum Distributions) or surrender the Contract on any day other than every sixth Contract Anniversary. However, the Contract offers the following liquidity features during the Accumulation Period.

●	Annual Free Withdrawal Amount for Contracts issued before September 25, 2022: Each Contract Year, you may withdraw up to 10% of your Contract Value determined as of the beginning of the Contract Year without incurring a Surrender Charge. Although a Surrender Charge will not apply, the Company will calculate the withdrawal on a proportionate basis and apply the Equity Adjustment and Interest Adjustment. Any unused Annual Free Withdrawal Amount will not carry over to any subsequent Contract Year.

●	Annual Free Withdrawal Amount for Contracts issued on or after September 25, 2022: Each Contract Year, you may withdraw up to 10% of your Contract Value determined as of the beginning of the Contract Year without incurring a Surrender Charge or Interest Adjustment. Although a Surrender Charge and Interest Adjustment will not apply, the Company will calculate the withdrawal on a proportionate basis and apply the Equity Adjustment. Any unused Annual Free Withdrawal Amount will not carry over to any subsequent Contract Year.

●	Partial withdrawal option: You may make partial withdrawals during the Accumulation Period by Authorized Request. Any applicable Surrender Charge, Interest Adjustment, Equity Adjustment, and the use of proportionate calculations will affect the amount available for a partial withdrawal. A partial withdrawal may reduce your Death Benefit and the Crediting Base by more than the amount of the partial withdrawal. Additionally, only the remaining principal in the Risk Control Account will be credited interest, positive or negative, at the end of the Interest Term. If a partial withdrawal would cause the Surrender Value to be less than $2,000, we will treat your request as a full surrender of the Contract. Before processing the full surrender, we will attempt to contact you or your financial professional to provide the opportunity for you to take a lower amount to maintain a Surrender Value of at least $2,000. If we are unable to contact you within one Business Day after receiving your request, we will process the full surrender.

●	Full surrender option: You may surrender your Contract during the Accumulation Period by Authorized Request. Upon full surrender, a Surrender Charge, Equity Adjustment, and Interest Adjustment may apply.

Withdrawals and surrenders are subject to income taxes, and if taken before the owner is age 59½, tax penalties may apply. See “Federal Income Tax Matters” on page 47 and “Access to Your Money” on page 37 for more details.

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Surrender Charge. A Surrender Charge may be imposed upon the surrender of the Contract or withdrawal of Contract Value from the Contract for a period of six years from the Contract Issue Date. The maximum Surrender Charge is 9% of the Contract Value withdrawn (See “Fees and Expenses” on page 14).

Income Options. You have several income options to choose from during the Payout Period.

Death Benefit. The Death Benefit during the Accumulation Period is equal to the greater of Contract Value (including any applicable Equity Adjustment or Interest Adjustment) or the Purchase Payment adjusted for withdrawals as of the date the Death Benefit is payable. Withdrawals could significantly reduce the Death Benefit, perhaps by substantially more than the amount of the withdrawal, because of the Equity Adjustment, Interest Adjustment, and the Company’s calculation of withdrawals on a proportionate basis when determining the Death Benefit. We do not apply a Surrender Charge in determining the Death Benefit.

Right to Examine. You may cancel your Contract and receive either your Purchase Payment or your Contract Value depending upon applicable state law (See “Right to Examine” on page 19).

Risk Factors

Your Contract has various risks associated with it. We list these risk factors below, as well as other important information you should know before purchasing a Contract.

Index Return Risk. If you are invested in a Risk Control Account and the relevant Index declines, it may or may not reduce your Risk Control Account Value. This depends on the Risk Control Account to which you allocated your Contact Value. Nevertheless, you always assume the investment risk that no interest will be credited and therefore the Index Return will not increase your Risk Control Account Value. You also bear the risk that sustained declines in the relevant Index may cause the Index Return to not increase your Risk Control Account Value for a prolonged period. Additionally, the Company relies on a single point in time to calculate the Index Return. You may experience a negative return even if the Index has experienced gains through some, or most, of the Interest Term.

If you allocate to a Risk Control Account with a Floor, you assume the risk of a negative Adjusted Index Return up to the amount of the Floor, which means your Risk Control Account Value could decline.

Additionally, if you allocate to a Risk Control Account with a Buffer, you assume the risk of a negative Adjusted Index Return after application of the Buffer, which means your Risk Control Account Value could decline significantly. If there is a large decline in the reference Index, the risk of loss on the Buffer is significantly higher than the Floor. For example, if the Floor is -10% and the Buffer is -10%, if the Index declines by 30% during the Interest Term, the Adjusted Index Return applied to the Floor account is -10% whereas the Adjusted Index Return applied to the Buffer account is -20% (the excess of the 30% decline over the -10% Buffer).

In addition, you assume the risk that the Cap can be reduced to as little as 1.0% and the Participation Rate can be reduced to as little as 10%. The Floors and Buffer for an Allocation Option will not change during the life of your Contract unless the Allocation Option is discontinued. You assume the risk that the Allocation Options are discontinued, including the -10% Buffer, and the only option remaining is a Floor of 0%.

Liquidity and Withdrawal Risk. The Contract may not be suitable for investors who plan to take withdrawals (including systematic withdrawals and Required Minimum Distributions) or surrender the Contract on any day other than every sixth Contract Anniversary. We designed your Contract to be a long-term investment that you may use to help save for retirement and provide lifetime income. Your Contract is not designed to be a short-term investment. We may defer payments made under this Contract for up to six months if the insurance regulatory authority of the state in which we issued the Contract approves such deferral.

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If you make withdrawals or surrender your Contract, the Surrender Charge, Equity Adjustment, Interest Adjustment, federal income taxes, and proportionate withdrawal calculations could significantly reduce the values under the Contract and the amount you receive from any payments. It is possible in extreme circumstances to lose up to 100% of your principal and previously credited interest if you take a withdrawal or surrender your Contract.

●	Interest Adjustment Risk. If you take a withdrawal, surrender your Contract, die, or begin Income Payout Options on any day other than every sixth Contract Anniversary, we will apply an Interest Adjustment. Particularly in an increasing interest rate environment, the Interest Adjustment could significantly decrease the amount you receive from a partial withdrawal, surrender, Death Benefit payment, or income payment.

●	Equity Adjustment Risk. The Equity Adjustment used to calculate your Risk Control Account Value during an Interest Term could be significantly lower than the performance of the reference Index during most of the Interest Term. The Equity Adjustment may be negative even when the value of the applicable Index has increased or when the value of the applicable Index has declined less than the Buffer.

If you take a withdrawal, surrender your Contract, die, or begin Income Payout Options by taking amounts from a Risk Control Account before the expiration of an Interest Term, we will apply an Equity Adjustment to the Crediting Base for the applicable Risk Control Account. A negative Equity Adjustment could significantly decrease the values under your Contract by more than the amount withdrawn, surrendered, or paid. Additionally, only the Crediting Base remaining after the withdrawal will be credited interest, positive or negative, at the end of the Interest Term.

●	Surrender Charge Risk. If you take a withdrawal or surrender your Contract during the first six Contract Years, you may pay a Surrender Charge of up to 9% of the amount withdrawn.

●	Proportionate Calculation Risk. We generally calculate withdrawals on a proportionate basis when determining the Death Benefit value, which could reduce the Death Benefit by substantially more than the amount of the withdrawal. We also use proportionate calculations to apply the Equity Adjustment to withdrawals, which may negatively impact the resulting values under your Contract.

Loss of Principal Risk. You could lose your investment. There is a risk of loss of principal and previously credited interest in the Risk Control Accounts of up to 90% with the Buffer and 10% with the Floor due to negative Index performance. The Floor and Buffer describe the level of investment loss that can be experienced in one Interest Term, but losses over multiple Interest Terms could result in a loss of previously credited interest and a loss of principal. Moreover, if you take withdrawals or surrender your Contract for any reason, the Floor and Buffer do not limit losses to the Risk Control Accounts from the Surrender Charge, Equity Adjustment, Interest Adjustment, federal income taxes, and proportionate withdrawal calculations, which could result in a loss of previously credited interest or principal even if performance has been positive. Investment in the Declared Rate Account could result in a loss of principal and previously credited interest due to Surrender Charges and the Interest Adjustment.

Market Risk. The historical performance of an Index relating to a Risk Control Account should not be taken as an indication of the future performance of the Index. The performance of an Index will be influenced by complex and interrelated economic, financial, regulatory, geographic, judicial, political, and other factors that can affect the capital markets generally, and by various circumstances that can influence the performance of securities in a particular market segment.

The Russian/Ukraine conflict and the resulting responses by the United States and other governments could create economic disruption that results in increased market volatility and present economic uncertainty. The duration of these events and their future impact on the financial markets and global economy, are difficult to determine.  Any such impact could adversely affect the performance of the

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securities that comprise the reference Indices and may lead to losses on your investment in the Allocation Options.

Reinvestment Risk. You assume the risk that if we do not receive transfer instructions at least one Business Day prior to the end of the current Interest Term, we will apply the maturing Contract Value to a new Interest Term of the same Allocation Option. Any applicable Floor will also be applied to the new Interest Term. If the same Allocation Option is not available, we will apply the value to the Declared Rate Account with a 1-year Interest Term. These default Allocation Options may not align with your desired allocations.

Risk That We May Eliminate an Allocation Option or Eliminate or Substitute an Index. There is no guarantee that any Allocation Option or Index will be available during the entire time you own your Contract. We may discontinue an Allocation Option or Index effective as of the end of an Interest Term, or in the case of certain Index changes, discontinue an Index and substitute a new Index for an Allocation Option before the end of an Interest Term. The performance of the new Index may differ from the original Index. If there is a delay between the date we remove the Index and the date we add a substitute Index, your Risk Control Account Value will be based on the value of the Index on the date the Index ceased to be available, which means market changes during the delay will not be used to calculate the Index Return.

An Allocation Option may also be discontinued before the end of an Interest Term if we do not provide a substitute Index and transfer your Risk Control Account Value to the Declared Rate Account for the remainder of the Interest Term. The amount of interest you earn in the Declared Rate Account may be less than the amount you would have earned in the Risk Control Account at the end of the Interest Term. If there is a delay between the date we remove the Index and the date we transfer value to the Declared Rate Account, your Risk Control Account Value prior to the transfer will be based on the value of the Index on the date the Index ceased to be available, which means market changes during the delay will not be used to calculate the Index Return.

An Index or Allocation Option change may negatively affect interest credited and your resulting Contract Value, as well as how you want to allocate Contract Value between available Allocation Options.

If we eliminate an Allocation Option or eliminate or substitute an Index, and you do not wish to allocate your Contract Value to the Risk Control Accounts available under the Contract, you may surrender your Contract, but you may be subject to a Surrender Charge, Equity Adjustment, and Interest Adjustment, which may result in a loss of principal and credited interest. A surrender of the Contract may also be subject to taxes and tax penalties.

Contract Issue Date Risk. The Company only issues the Contract on the 10th and 25th of each month. Therefore, the Purchase Payment may be held in the Company’s General Account for up to fifteen days prior to being invested in the Contract and will not earn any interest during that period.

Creditor and Solvency Risk. Our General Account assets support the guarantees under the Contract and are subject to the claims of our creditors. As such, the guarantees under the Contract are subject to our financial strength and claims-paying ability, and therefore, to the risk that we may default on those guarantees. You need to consider our financial strength and claims-paying ability in meeting the guarantees under the Contract. You may obtain information on our financial condition by reviewing our financial statements included in this Prospectus. Additionally, information concerning our business and operations is set forth in the section of this Prospectus entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations.”

We are exposed to risks related to natural and man-made disasters and catastrophes, such as storms, fires, floods, earthquakes, epidemics, pandemics, malicious acts, and terrorist acts, which could adversely affect our ability to conduct business. A natural or man-made disaster or catastrophe, including a pandemic (such as the coronavirus COVID-19), could affect the ability, or willingness, of our workforce and employees of service providers and third-party administrators to perform their job responsibilities. Even if our workforce

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and employees of our service providers and third-party administrators were able to work remotely, those remote work arrangements could result in our business operations being less efficient than under normal circumstances and lead to delays in our issuing Contracts and processing of other Contract-related transactions, including orders from Owners. Catastrophic events may negatively affect the computer and other systems on which we rely and may interfere with our ability to receive, pickup and process mail, our processing of Contract-related transactions, impact our ability to calculate Contract Value, or have other possible negative impacts. There can be no assurance that we or our service providers will avoid losses affecting your Contract due to a natural disaster or catastrophe.

Other Important Information You Should Know

No Ownership Rights – As a Contract Owner, you have no ownership interest or rights in the underlying securities comprising the reference Indexes, such as voting rights, dividend payments, or other distributions. Purchasing the Contract is not equivalent to investing in the underlying securities comprising the Indexes. The S&P 500 Index does not reflect dividends paid on the securities comprising the Index, and, therefore, the calculation of the performance of the Index under the Contract does not reflect the full investment performance of the underlying securities. The Barclays Risk Balanced Index deducts a fee of 0.5% for the equity exposure, and 0.2% per year for the treasury exposure, and a cost equal to the 1-month US dollar LIBOR rate (before April 28, 2022) or SOFR plus 0.1145% (on and after April 28, 2022) for the equity component, which may be increased or decreased in the aggregate by the volatility control mechanism. These deductions will reduce Index performance, and the Index will underperform similar portfolios from which these fees and costs are not deducted.

No Affiliation with Index or Underlying Securities – We are not affiliated with the sponsors of the Indexes or the underlying securities comprising the Indexes. Consequently, the Indexes and the issuers of the underlying securities comprising the Indexes have no involvement with the Contract.

Possible Tax Law Changes – There always is the possibility that the tax treatment of the Contract could change by legislation or otherwise. We have the right to modify the Contract in response to legislative changes that could diminish the favorable tax treatment that Owners receive. You should consult a tax adviser with respect to legislative developments and their effect on the Contract.

FEES AND EXPENSES

The following information describes the fees and expenses you will pay when buying, owning, and surrendering the Contract.

Surrender Charge(1) (as a percentage of Contract Value withdrawn)

Contract Year	Surrender Charge Percentage
1	9%
2	9%
3	8%
4	7%
5	6%
6	5%
7+	0%

Other Expenses

Premium Tax(2) (as a percentage of the Purchase Payment)	3.5%

Equity Adjustment

Applies to any distribution prior to the end of an Interest Term (except for value in the Declared Rate Account) and can significantly decrease the values under your Contract. It is possible to lose

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up to 100% of your principal and previously credited interest due to the Equity Adjustment in extreme circumstances.(3)

Interest Adjustment

Applies to any distribution prior to the end of the six-year rolling period that begins on the Contract Issue Date and can significantly decrease the payment amount you receive from a withdrawal or surrender. It is possible to lose up to 100% of your principal and previously credited interest due to the Interest Adjustment in extreme circumstances. (4)

(1) We deduct a Surrender Charge from each withdrawal and surrender that exceeds the Annual Free Withdrawal Amount during the first six Contract Years. We do not assess a Surrender Charge on certain withdrawals and surrenders described below.

(2) Premium tax is not currently deducted, but we reserve the right to do so in the future. State premium taxes currently range from 0% to 3.5% of the Purchase Payment.

(3) For example, if you surrender your Contract Value allocated to a Risk Control Account with -10% Buffer, the value of the reference Index has decreased significantly, and amortized option and trading costs are 10%, you would lose 100% (90% + 10%) of the Risk Control Account Value. In the same scenario allocated to a Risk Control Account with a -10% Floor, you would lose 20% (10% + 10%).

(4) For example, if Treasury rates increase from less than 10% to 1,000%, and you surrender your Contract, you could lose 100% of your principal and previously credited interest. For Contracts issued on or after September 25, 2022, you could lose 90% under the same scenario, since the Interest Adjustment does not apply to the 10% Annual Free Withdrawal Amount.

Surrender Charge

We deduct a Surrender Charge from each withdrawal or surrender that exceeds the Annual Free Withdrawal Amount during the first six Contract Years. The Surrender Charge schedule is expressed as a percentage of the Contract Value withdrawn or surrendered as shown in the Surrender Charge table. The Surrender Charge is assessed before application of the Interest Adjustment.

For example, if it is the 3rd Contract Year and the Contract Value as of the second Contract Anniversary is $100,000 and you withdraw $30,000, the Annual Free Withdrawal Amount is $10,000 (i.e., $100,000 x 10%) and the Surrender Charge is $1,600 (i.e., ($30,000 - $10,000) x 8%). Unless otherwise instructed, the Surrender Charge will be deducted from the amount withdrawn. Therefore, the amount received will be $28,400 (i.e., $30,000 - $1,600). For more examples of how we calculate the Surrender Charge, see Appendix B to this Prospectus.

We will not assess the Surrender Charge on:

●	Withdrawals under the Nursing Home or Hospital waiver or Terminal Illness waiver;

●	Refunds under the Right to Examine;

●	Required Minimum Distributions that are withdrawn under the automatic withdrawal program provided by the Company;

●	Your Annual Free Withdrawal Amount;

●	Death Benefit proceeds;

●	Amounts withdrawn after the first six Contract Years;

●	Contract Value applied to an Income Payout Option; and

●	Transfers.

Surrender Charges offset promotion, distribution expenses, and investment risks born by the Company. To the extent Surrender Charges are insufficient to cover these risks and expenses, the Company will pay for the costs that it incurs from its General Account.

For information on the Annual Free Withdrawal Amount and Surrender Charge waivers, see “Access to Your Money.”

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Equity Adjustment

The Equity Adjustment is used to calculate the Risk Control Account Value during an Interest Term. If you take a withdrawal, surrender your Contract, die, or begin Income Payout Options by taking amounts from a Risk Control Account before the expiration of an Interest Term, we will apply the Equity Adjustment, which may be positive or negative.

The Equity Adjustment protects the Company from market losses relating to changes in the value of the investments that support the Risk Control Accounts when withdrawals are made during the Interest Term. You bear the risk that the Equity Adjustment may decrease your Risk Control Account Value if you withdraw amounts from a Risk Control Account during the Interest Term. The Equity Adjustment applies for the entire Interest Term, which could be six years, but does not apply on the first or last day of the Interest Term.

The Equity Adjustment may be negative even when the Index Return is positive. This is primarily due to market inputs for volatility, interest rates, and dividends as well as the amortized option cost, and trading costs. A negative Equity Adjustment will reduce the values under the Contract. Additionally, only the Crediting Base remaining after the withdrawal will be credited interest, positive or negative, at the end of the Interest Term.

The Equity Adjustment is calculated separately for each Risk Control Account and varies based on the Crediting Strategy. The Equity Adjustment is calculated as of the end of each day, except the first and last Business Day of an Interest Term. The Equity Adjustment is not applied to Contract Value in the Declared Rate Account.

Interest Adjustment

A withdrawal, including a partial withdrawal, a full surrender of the Contract, the Death Benefit, or the Contract Value applied to an Income Payout Option, may be adjusted (increased or decreased) for the Interest Adjustment. The Interest Adjustment applies to every Allocation Option, including the Declared Rate Account, and will always apply for the six-year rolling period beginning on the Contract Issue Date even if the Allocation Options elected have an Interest Term of less than six years. The Interest Adjustment does not apply to transfers or to amounts withdrawn on every sixth Contract Anniversary. For Contracts issued on or after September 25, 2022, the Interest Adjustment does not apply to the Annual Free Withdrawal amount.

The rolling six-year Interest Adjustment protects the Company from market losses relating to changes in the value of the investments that support the guarantees under the Contract when amounts are withdrawn from an Allocation Option before the end of each six-year period. You bear the risk that the Interest Adjustment may decrease the amount of a withdrawal made during the six-year period.

The Interest Adjustment reflects the change in value of the investments that support the guarantees under this Contract upon withdrawal during the six-year rolling period beginning on the Contract Issue Date. Rates used in determining the Interest Adjustment are reset every sixth Contract Anniversary.

IMPORTANT: It is possible in extreme circumstances to lose up to 100% of your principal and previously credited interest if you take or withdrawal or surrender your Contract, due to the Equity Adjustment and Interest Adjustment. You directly bear the investment risk associated with an Equity Adjustment and Interest Adjustment. You should carefully consider your income needs before purchasing the Contract.

Other Information

We assume investment risks and costs in providing the guarantees under the Contract. These investment risks include the risks we assume in providing the Floors and Buffers for the Risk Control Accounts, the

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Declared Interest Rate for the Declared Rate Account, the surrender rights available under the Contract, the Death Benefit, and the income payments. We must provide the rates and benefits set forth in your Contract regardless of how our General Account investments that support the guarantees we provide perform. To help manage our investment risks, we engage in certain risk management techniques. There are costs associated with those risk management techniques. You do not directly pay the costs associated with our risk management techniques. However, we take those costs into account when we set rates and guarantees under your Contract.

GETTING STARTED – THE ACCUMULATION PERIOD

The Prospectus describes all material rights, benefits, and obligations under the Contract. All material state variations in the Contract are described in Appendix C to this Prospectus and in your Contract. Please review Appendix C for any variations from standard Contract provisions that may apply to your Contract based on the state in which your Contract was issued. Your financial professional can provide you with more information about those state variations.

Purchasing a Contract

We offer the Contract to individuals, certain retirement plans, and other entities. To purchase a Contract, you and the Annuitant must be at least Age 21 and no older than Age 85.

We sell the Contract through financial professionals who are also agents of the Company. To start the purchase process, you must submit an application to your financial professional. The Purchase Payment must either be paid at the Company’s Administrative Office or delivered to your financial professional. Your financial professional will then forward your completed application and Purchase Payment (if applicable) to us. After we receive a completed application, Purchase Payment, and all other information necessary to process a purchase order in Good Order, we will begin the process of issuing the Contract on the next Contract Issue Date available. The selling firm’s determination of whether the Contract is suitable for you may delay our receipt of your application. Any such delays will affect when we issue your Contract. If the application for a Contract is properly completed and is accompanied by all the information necessary to process it, including payment of the Purchase Payment, the Purchase Payment will be allocated to the Allocation Options you choose on the next available Contract Issue Date.

IMPORTANT: You may use the Contract with certain tax qualified retirement plans (“IRA”). The Contract includes attributes such as tax deferral on accumulated earnings. Qualified retirement plans provide their own tax deferral benefit; the purchase of this Contract does not provide additional tax deferral benefits beyond those provided in the qualified retirement plan. Accordingly, if you are purchasing this Contract through a qualified retirement plan, you should consider purchasing the Contract for its other features and other non-tax related benefits. Please consult a tax adviser for information specific to your circumstances to determine whether the Contract is an appropriate investment for you.

If mandated by applicable law, including Federal laws designed to counter terrorism and prevent money laundering, we may be required to reject your Purchase Payment. We may also be required to provide additional information about you or your Contract to government regulators. In addition, we may be required to block an Owner’s Contract and thereby refuse to honor any request for transfers, partial withdrawals, surrender, income payments, and Death Benefit payments, until instructions are received from the appropriate government regulator.

Tax-Free Section 1035 Exchanges

You can generally exchange one annuity contract for another in a “tax-free exchange” under Section 1035 of the Internal Revenue Code. Before making an exchange, you should compare both contracts carefully. Remember that if you exchange another contract for the one described in this Prospectus, you might have to pay a Surrender Charge or negative Interest Adjustment on the existing contract. If the exchange does

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not qualify for Section 1035 tax treatment, you may have to pay federal income tax, including a possible penalty tax, on your old contract. There will be a new Contract Issue Date for the purpose of determining any Surrender Charges for this Contract and other charges may be higher (or lower) and the benefits may be different. There may be delays in our processing of the exchange. You should not exchange another contract for this one unless you determine, after knowing all the facts that the exchange is in your best interest. In general, the person selling you this Contract will earn a commission from us.

Owner

The Owner is the person(s) or entity who own(s) this Contract and has (have) all rights under this Contract. Unless owned by a non-natural person, the Owner is also the person(s) whose death determines the Death Benefit. Joint Owners are not allowed on Qualified Contracts or contracts owned by a non-natural person. The maximum number of Owners is two. The consent of both Joint Owners is needed to complete an Authorized Request. The Owner is also referred to as “you” or “your”. While the Owner is living, the Owner is also the person(s) or entity who receives income payments during the Payout Period while the Annuitant is also living. If there are multiple Owners, each Owner will have equal ownership of the Contract and all references to Owner will mean Joint Owners. Joint Owners are not allowed on qualified contracts or contracts owned by a non-natural person.

The Owner names the Annuitant or Joint Annuitants. All rights under the Contract may be exercised by the Owner, subject to the rights of any other Owner. Assignment of the Contract by the Owner is not permitted unless the state in which the Contract is issued requires us to provide the Owner the right to assign the Contract, as identified in Appendix C to this Prospectus. In that case, the Owner must provide us with advance Written Notice of the assignment and the assignment is subject to our approval, unless those requirements are inconsistent with the law of the state in which the Contract is issued.

The Owner may request to change the Owner at any time before the Income Payout Date. If an Owner is added or changed, the amount that will be paid upon the death of the new Owner will be impacted as described in the “Death Benefit” section in this Prospectus. Any change of Owner must be made by Authorized Request and is subject to our acceptance. We reserve the right to refuse such change on a non-discriminatory basis. Unless otherwise specified by the Owner, such change, if accepted by us, will take effect as of the date the Authorized Request was signed. We are not liable for any payment we make or action we take before we receive the Authorized Request.

If an Owner who is a natural person dies during the Accumulation Period, your Beneficiary is entitled to a Death Benefit. If you have a Joint Owner, the Death Benefit will be available when the first Joint Owner dies. If there is a surviving Joint Owner the surviving Joint Owner will be treated as the sole primary Beneficiary, and any other designated Beneficiary will be treated as a contingent Beneficiary.

Divorce

In the event of divorce, the former Spouse must provide a copy of the divorce decree (or a qualified domestic relations order if it is a qualified plan) to us. The terms of the decree/order must identify the Contract and specify how the Contract Value should be allocated among the former Spouses.

Annuitant

The Annuitant is the natural person(s) whose life (or lives) determines the income payment amount payable under the Contract. If the Owner is a non-natural person, the Annuitant(s) is also the person(s) whose death determines the Death Benefit. If the Owner is a natural person, the Owner may change the Annuitant at any time provided it is at least 30 days before the Income Payout Date by Authorized Request. Unless otherwise specified by the Owner, such change will take effect as of the date the Authorized Request was signed. We are not liable for any payment we make or action we take before we receive the Authorized

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Request. If you change the Annuitant, the Income Payout Date will not change. If the Owner is a non-natural person, the Annuitant cannot be changed. The Annuitant does not have any rights under the Contract.

Beneficiary

The person(s) or entity named by the Owner to receive proceeds payable upon the death of the first Owner or the first Annuitant if the Owner is a non-natural person. Prior to the Income Payout Date, if no Beneficiary survives the Owner, the proceeds will be paid to the Owner’s estate. If there are Joint Owners and we are unable to determine that one of the Joint Owners predeceased the other, it will be assumed that the Joint Owners died simultaneously. In this instance the Death Benefit will be divided equally among the Joint Owners’ estates. If there is more than one Beneficiary, each Beneficiary will receive an equal share unless otherwise specified by the Owner. If Joint Owners have been designated, the surviving Joint Owner will be treated as the sole primary Beneficiary and any other designated Beneficiary will be treated as a contingent Beneficiary.

You may change the Beneficiary by an Authorized Request sent to us, or you may name one or more Beneficiaries. A change of Beneficiary will take effect on the date the Authorized Request was signed. If there are Joint Owners, each Owner must sign the Authorized Request. In addition, any irrevocable beneficiary or assignee must sign the Authorized Request. An irrevocable beneficiary is any beneficiary who must consent to being changed or removed. We are not liable for any payment we make or action we take before we receive the Authorized Request.

Use care when naming Beneficiaries. If you have any questions concerning the criteria you should use when choosing Beneficiaries, consult your financial professional.

Right to Examine

You may cancel your Contract and return it to your financial professional or to us within a certain number of days after you receive the Contract and receive a refund of either the Purchase Payment you paid less withdrawals or your Contract Value, depending on the state in which your Contract was issued. If the Contract Value exceeds your Purchase Payment, you will receive the Contract Value regardless of where the Contract was issued. If the Purchase Payment exceeds the Contract Value, the refund will be your Contract Value unless the state in which the Contract was issued requires that the Purchase Payment less withdrawals be returned. If your Contract is an IRA, we will refund the greater of your Purchase Payment less withdrawals or your Contract Value. The Contract Value includes any applicable Equity Adjustment. Generally, you must return your Contract within 10 days of receipt (30 days if it is a replacement contract), but some states may permit a different period for you to return your Contract. Refunds will not be subject to a Surrender Charge or Interest Adjustment and will be paid within seven days following the date of cancellation. State variations are described in Appendix C to this Prospectus. If you cancel your Contract by exercising your Right to Examine and attempt to purchase a substantially similar Contract the Company may refuse to issue the second Contract.

ALLOCATING YOUR PURCHASE PAYMENT

Purchase Payment

If the application for a Contract is in Good Order, which includes our receipt of the Purchase Payment, we will issue the Contract on the next available Contract Issue Date. Contract Issue Dates offered by the Company are currently the 10th and 25th of each month unless those days fall on a non-Business Day. In that case, we issue the Contract on the next Business Day with an effective Contract Issue Date of the 10th or 25th. Please note that during the period between the date your Purchase Payment is delivered to us and the next available Contract Issue Date, we will hold your Purchase Payment in our General Account and not pay interest on it. Thus, during that period, your Purchase Payment will not be allocated to either the Risk Control Accounts or the Declared Rate Account.

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The minimum initial Purchase Payment for a Non-Qualified or Qualified Contract is $5,000. The Company does not allow additional Purchase Payments after the initial Purchase Payment. A Purchase Payment for a Contract, or Purchase Payments for multiple Contracts owned by the same individual, that equals or exceeds $1 million requires our prior approval, which may be withheld at our sole discretion.

Purchase Payment and Allocation Options

There are currently up to five Allocation Options under the Contract, among which you may allocate your Purchase Payment and Contract Value. Your selling firm may limit the Allocation Options available to you when your Contract is issued.

	Allocation Option	Interest Term	Crediting Strategy(1)	Minimum Guarantee
1	S&P 500 Index Risk Control Account	1-Year	Floor and Cap	1% Cap
2	S&P 500 Index Risk Control Account	6-Year	Buffer and Participation Rate	10% Participation Rate
3	Barclays Risk Balanced Index Risk Control Account	1-Year	Floor and Cap	1% Cap
4	Barclays Risk Balanced Index Risk Control Account	6-Year	Buffer and Participation Rate	10% Participation Rate
5	Declared Rate Account	1-Year	Declared Interest Rate	Minimum Interest Rate

(1)The Floor and Buffer for an Allocation Option will not change during the life of your Contract unless the Allocation Option is discontinued. See “Addition or Discontinuation of an Allocation Option” below.

You must specify the percentage of your Purchase Payment to be allocated to each Allocation Option on the Contract Issue Date. The amount you direct to an Allocation Option must be in whole percentages from 1% to 100% of the Purchase Payment and your total allocation must equal 100%. Generally, the lower the Floor, the higher the Cap. For example, the Cap may be 2% for the 0% Floor, whereas the Cap may be 12% for the -10% Floor. Once elected, the Floor cannot be changed until the end of the Interest Term.

In deciding between the Floor and Buffer options, you should consider the loss potential for each account. With the Buffer, losses up to -10% will not be credited, but there is potential to lose substantially more than the Floor if there are large market losses. The Buffer may offer additional gain potential through the Participation Rate in comparison to the Cap, but the gain potential should be weighed against the risk of loss.

Additionally, an investor should consider and understand the difference between the 6-year Interest Term and the 1-year Interest Term. For the 6-year Interest Term, interest is not calculated or credited until the end of the Interest Term; therefore, the Crediting Strategy factors (i.e., the Cap, Participation Rate, Floor, and Buffer) only apply at the end of the Interest Term and not on an annual basis. Furthermore, any partial withdrawal, full surrender, Death Benefit payment, or amounts withdrawn to be applied to an Income Payout Option prior to the end of the Interest Term could significantly reduce the values under the Contract, the amount you receive from any payments, and the amount of interest credited at the end of the Interest Term due to the Surrender Charge, Equity Adjustment, Interest Adjustment, and the use of proportionate withdrawal calculations.

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We offer eleven Floor options which provide different levels of protection, 0%, -1%, -2%, -3%, -4%, -5%, -6%, -7%, -8%, -9%, and -10%. If you allocate to an Allocation Option with a Floor Crediting Strategy, you must also specify your Floor by choosing one of the eleven available options.

The Purchase Payment will be allocated on the Contract Issue Date to the Allocation Options according to the allocation instructions on file with us.

Transactions that are scheduled to occur on a day that the Index Value for a Risk Control Account is not available will be processed on the next Business Day at the Index Value for that day.

Reallocating Your Contract Value: Transfers

An Allocation Option is available on the Contract Issue Date and at the end of the Interest Term. For example, an Interest Term of one year is available on the Contract Issue Date and every Contract Anniversary thereafter; whereas an Interest Term of six years is available on the Contract Issue Date and every sixth Contract Anniversary. This means that the six-year Interest Term will not be available for you to allocate Contract Value to on every Contract Anniversary. Additionally, the six-year Interest Term is unavailable if the Income Payout Date is less than six years from the start of the Interest Term.

At least two weeks prior to the end of an Interest Term, Owners will be notified of the available Allocation Options to which they may transfer their maturing Contract Value. The new Allocation Options may have different Interest Terms and Crediting Strategies than what was previously available.

New transfer instructions by Authorized Request will supersede any prior transfer instructions for a given Allocation Option. Transfers are not permitted during an Interest Term.

If we do not receive transfer instructions by Authorized Request at least one Business Day prior to the end of the current Interest Term, we will apply the value of the maturing Contract Value to a new Interest Term of the same Allocation Option. Any applicable Floor will also be applied to the new Index Term. If the same Allocation Option is not available, we will apply the value to the Declared Rate Account with a 1-year Interest Term.

Changes to Crediting Strategy Components. The initial Cap, Participation Rate, and Declared Interest Rate are available in advance of the Contract Issue Date and will be provided by your financial professional or by calling the Company at 1-800-798-5500. The Cap, Participation Rate, and Declared Interest Rate will not change during the Interest Term. We may declare a new Cap, Participation Rate and Declared Interest Rate for each subsequent Interest Term and will notify you of the new Cap, Participation Rate and Declared Interest Rate at least two weeks in advance of the start of an Interest Term. The Cap and Participation Rate will never be lower than the minimum rates described in this Prospectus. See “Declared Rate Account Allocation Option” for the Minimum Interest Rate and “Risk Control Account Allocation Options – Setting the Crediting Strategies” for the minimum Cap and Participation Rate. The Floors and Buffer for an Allocation Option will not change during the life of your Contract unless the Allocation Option is discontinued. However, an Allocation Option with a Floor of 0% will always be available. We may not always make available Allocation Options with Buffers, however, if one is available, a Buffer of -10% or more will be available. In other words, there would be a Buffer option to limit the maximum loss to no more than 90%.

Addition or Discontinuation of an Allocation Option or Index. There is no guarantee that any Allocation option or Index will be available during the entire time you own your Contract. We may offer additional Allocation Options at our discretion, which includes offering an additional Index, Crediting Strategy, or Interest Term. We may also discontinue an Allocation Option or Index at our discretion effective as of the end of an Interest Term. In the case of certain Index changes, we may discontinue an Index and substitute a new Index for an Allocation Option before the end of an Interest Term. An Allocation Option may be discontinued before the end of an Interest Term if an Index is discontinued and we do not provide a substitute Index. Such a change will be subject to any required regulatory approval. Any change we make will be on a non-discriminatory basis.

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See “Risk Control Allocation Options –Allocation Option and Index Changes” below.

DECLARED RATE ACCOUNT ALLOCATION OPTION

The Declared Rate Separate Account is an insulated separate account that we established within our General Account and under the laws of Iowa in which we hold reserves for our guarantees under the Declared Rate Account. Our other General Account assets are also available to meet those and other guarantees under the Contract and our other general obligations. The Declared Rate Separate Account is not registered under the Investment Company Act of 1940. The assets in the Declared Rate Separate Account are equal to the reserves and other liabilities of the contracts supported by the Declared Rate Separate Account and are not chargeable with liabilities arising out of any other business that we conduct. We have the right to transfer to our General Account any assets of the Declared Rate Separate Account that are in excess of such reserves and other contract liabilities. The guarantees in this Contract are subject to the Company’s financial strength and claims-paying ability.

You may allocate all or a portion of your Purchase Payment and Contract Value to the Declared Rate Account. Contract Value allocated to the Declared Rate Account becomes part of the Declared Rate Account Value.

The Crediting Strategy, which is the method by which interest is calculated, for the Declared Rate Account is the Declared Interest Rate. The Declared Rate Account Value is credited with interest at the end of each business day. The applicable interest credited, when compounded, equals the Declared Interest Rate. The Declared Interest Rate will not change for the duration of the 1-Year Interest Term. We may declare a new Declared Interest Rate for each subsequent 1-year Interest Term and will notify you of the new Declared Interest Rate two weeks in advance of the start of an Interest Term. The Declared Interest Rate will never be less than the Declared Rate Account Minimum Interest Rate. The initial Minimum Interest Rate is shown on your Contract Data Page.

The Minimum Interest Rate will be determined on the Contract Issue Date and every sixth Contract Anniversary based on the calendar quarter in which the Issue Date or Contract Anniversary falls. The Minimum Interest Rate will apply for six years and then will be recalculated for the next six-year period.

The Minimum Interest Rate will never be less than the lesser of:

a)	3%; or

b)	The interest rate determined as the greater of:

1)	The average of the three applicable monthly five-year Constant Maturity Treasury (CMT) rates reported by the Federal Reserve rounded to the nearest 0.05%, as described below, minus 1.25%; or

2)	The nonforfeiture interest rate floor required by the National Association of Insurance Commissioners (NAIC) Standard Nonforfeiture Law for Individual Deferred Annuities, 0.15%.

The three monthly five-year Constant Maturity Treasury rates used in the calculation above are as follows:

●	The prior September, October, and November monthly five-year CMT rates will be used to determine the first quarter interest rate that is effective each January 1;

●	The prior December, January, and February monthly five-year CMT rates will be used to determine the second quarter interest rate that is effective each April 1;

●	The prior March, April, and May monthly five-year CMT rates will be used to determine the third quarter interest rate that is effective each July 1; and

●	The prior June, July, and August monthly five-year CMT rates will be used to determine the fourth quarter interest rate that is effective each October 1.

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RISK CONTROL ACCOUNT ALLOCATION OPTIONS

The Risk Control Separate Account is an insulated separate account that we established within our General Account and under the laws of Iowa in which we hold reserves for our guarantees under the Risk Control Accounts. Our other General Account assets are also available to meet those and other guarantees under the Contract and our other general obligations. The Risk Control Separate Account is not registered under the Investment Company Act of 1940. The assets in the Risk Control Separate Account are equal to the reserves and other liabilities of the contracts supported by the Risk Control Separate Account and are not chargeable with liabilities arising out of any other business that we conduct. We have the right to transfer to our General Account any assets of the Risk Control Separate Account that are in excess of such reserves and other contract liabilities. The guarantees in this Contract are subject to the Company’s financial strength and claims-paying ability.

You may allocate all or a portion of your Purchase Payment and Contract Value to the Risk Control Accounts we make available. The portion of the Contract Value allocated to a Risk Control Account becomes part of the Risk Control Account Value.

Each Risk Control Account is uniquely structured based on the combination of Crediting Strategy, reference Index, and Interest Term. The Crediting Strategy is the method by which interest is calculated. Currently, the following Crediting Strategies are available for the Risk Control Accounts:

●	Floor with Cap

●	Buffer with Participation Rate

Additionally, we currently offer two reference indices, the S&P 500 Index and the Barclays Risk Balanced Index.

●	The S&P 500 Index is a stock market index based on the market capitalizations of 500 leading companies publicly traded in the U.S. stock market, as determined by Standard & Poor’s. The Index can go up or down based on the stock prices of the companies that comprise the Index. The Index does not include dividends paid on the securities comprising the Index and therefore does not reflect the full investment performance of the underlying securities.

●	The Barclays Risk Balanced Index allocates between equities and fixed income using the principles of Modern Portfolio Theory, which seeks to maximize the expected return based on a given level of market risk. Equities consist of an equally weighed portfolio of 50 US stocks that have shown low volatility during the past year. To ensure sector diversification, there can be no more than 10 securities per sector. Dividends are reinvested. For fixed income, the Index provides exposure to four indices tracking the 2, 5, and 10-year US Treasury futures, equally weighted. Each month, the Index will determine the optimal weights to be allocated between equities and fixed income using Mean Variance Optimization, an approach in which the risk, expressed as the variance, is compared against the expected return to choose the investment portfolio that results in the maximum expected return for a given level of risk. This process selects the combination that has the highest estimated return potential with 10% risk, assuming that the risk-adjusted returns offered by equities and fixed income will be comparable to each other in the near future. In addition to this monthly process, the Index may rebalance daily to adjust for a 10% volatility (risk) target. Should the selected optimal weights exceed the 10% target, the index will reduce its exposure to equities and fixed income. Conversely, should optimal weights result in a lower volatility than 10%, the index may increase its exposure to equities and fixed income. The Index deducts a fee of 0.5% for the equity exposure, 0.2% per year for the treasury exposure, and a cost equal to the 1-month US dollar LIBOR rate (before April 28, 2022) or SOFR plus 0.1145% (on and after April 28, 2022) for the equity component which may be increased or decreased in aggregate by the volatility control mechanism. These deductions will reduce Index performance, and the Index will underperform similar portfolios from which these fees and costs are not deducted.

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We offer two Interest Terms, 1 year or 6 years. Risk Control Account Value is credited with interest based on the investment performance of external Indices, subject to the applicable Crediting Strategy.

The Floor and Buffer are used in determining the level of protection provided by the Risk Control Account. Each Risk Control Account will have either a Floor or a Buffer. The Floor represents the maximum amount of negative interest that may be credited to the Risk Control Account. The Buffer represents the maximum amount of negative interest assumed by the Company, and any additional negative interest will be credited to the Risk Control Account.

We currently offer eleven Floor options which provide different levels of protection, 0%, -1%, -2%, -3%, -4%, -5%, -6%, -7%, -8%, -9%, and -10%. If a Floor of 0% is elected, negative investment performance of the applicable Index will not reduce your Risk Control Account Value. If any other Floor is chosen, negative investment performance of the applicable Index will reduce your Risk Control Account Value by up to the amount of the Floor you elected for any Interest Term. Negative investment performance will not reduce your Risk Control Account Value by more than the Floor even if the Index performance for that Interest Term is lower than the Floor. For example, if the Index performance is -15% and you elected a Floor of -10%, the Company will credit -10% to the Risk Control Account Value.

We currently offer one Buffer option, -10%. If this option is elected, negative investment performance of the applicable Index will not reduce your Risk Control Account Value if the negative investment performance is between zero and -10% for the Interest Term. If the investment performance is lower than -10% for the Interest Term, your Risk Control Account Value will be reduced by the amount of negative investment performance in excess of -10%. This means your Risk Control Account Value can be reduced by as much as 90% due to negative investment performance of the applicable Index over the Interest Term.

Negative investment performance is limited by the Floor and Buffer for a given Interest Term, but you could lose more due to losses in subsequent Interest Terms. , If you make withdrawals or surrender your Contract, the Floor and Buffer do not limit losses from the Surrender Charge, Interest Adjustment, Equity Adjustment, federal income taxes, or proportionate withdrawal calculations, which could significantly reduce the values under the Contract and the amount you receive from any payments.

The Cap and Participation Rate limit the amount of positive interest credited to the Risk Control Account. Each Risk Control Account will have either a Cap or a Participation Rate. The Cap represents the maximum amount of interest that the Company will credit to the Risk Control Account. The Participation Rate is a percentage multiplied by the Index Return if the Index Return is positive. If the Participation Rate is lower than 100%, it will limit the amount of interest credited by the Company.

The Cap and Participation Rate will not change for the duration of the Interest Term. We may declare a new Cap and Participation Rate for each subsequent Interest Term and will notify you of the new Cap or Participation Rate two weeks in advance of the start of an Interest Term.

We hold reserves in the Risk Control Separate Account for amounts allocated to the Risk Control Accounts in support of the guarantees associated with the Floor, Buffer, Cap, and Participation Rate. Your Risk Control Account Value reflects, in part, the performance of the reference Index, subject to the Equity Adjustment and applicable Crediting Strategy. When funds are withdrawn from a Risk Control Account prior to the end of the Interest Term for a surrender, partial withdrawal, annuitization or payment of the Death Benefit, we apply the Equity Adjustment on the date of withdrawal to determine the Risk Account Control Value as described below.

The performance of the S&P 500 Index does not include dividends paid on the securities comprising the Index, and therefore, the performance of the Index does not reflect the full performance of those underlying securities.

The performance of the Barclays Risk Balanced Index reflects dividends reinvested. The Index deducts a fee of 0.5% for the equity exposure, 0.2% per year for the treasury exposure, and a cost equal to the 1-month US dollar LIBOR rate (before April 28, 2022) or SOFR plus 0.1145% (on and after April 28, 2022)

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for the equity component which may be increased or decreased in aggregate by the volatility control mechanism. These deductions will reduce Index performance, and the Index will underperform similar portfolios from which these fees and costs are not deducted.

The Index Return is the percentage change in the Index from the beginning of the Interest Term to the end of the Interest Term. Because interest is calculated on a single point in time you may experience negative or flat performance even though the Index experienced gains through some, or most, of the Interest Term.

Setting the Crediting Strategies

We consider various factors in determining the Crediting Strategies and associated rates, including investment returns, the costs of our risk management techniques, sales commissions, administrative expenses, regulatory and tax requirements, general economic trends, and competitive factors. We determine the rates for the Cap, Participation Rate, Floor, and Buffer at our sole discretion.

We set the Cap and Participation Rate at the start of each Interest Term and guarantee them for the duration of the Interest Term. We will forward advance written notice to Owners of any change in the Cap and Participation Rate for the subsequent Interest Term at least two weeks prior to start of the Interest Term. This notice will describe the Owner’s right to transfer Contract Value between available Allocation Options. The Cap will always be positive and will be subject to a guaranteed minimum of 1%. The Participation Rate will always be positive and will be subject to a guaranteed minimum of 10%.

Allocation Option and Index Changes

At our discretion, we may:

●	offer additional Allocation Options, such as an additional Index, Crediting Strategy, or Interest Term;

●	discontinue an Allocation Option or Index effective as of the end of an Interest Term;

●	in the case of an Index change described below, substitute a new Index for an Allocation Option before the end of an Interest Term; or

●	in the case of an Index change described below, discontinue an Allocation Option before the end of an Interest Term if we do not provide a substitute Index.

We reserve the right to add or substitute any Index. Generally, the Index associated with a given Risk Control Account will remain unchanged for the duration of the Interest Term. However, if the publication of an Index is discontinued or the calculation of that Index is materially changed, we may substitute a suitable Index that will be used for the remainder of the Interest Term. Examples of such material changes to the Index include, without limitation: a contractual dispute between us and the Index provider, changes that make it impractical or too expensive to purchase derivatives to hedge the Index, or changes that result in significantly different Index Values or performance. The performance of the new Index may differ from the original Index, which may affect the interest credited to the Risk Control Account and the interest you earn under the Contract. However, a change in the Index will not change the Cap, Participation Rate, Floor, or Buffer for your Contract at the time of the change.

If we remove an Index, we will attempt to add a suitable alternative index that is substantially similar to the Index being replaced on the same day that we remove the Index. To determine the Index Return, we will add (1) the percentage change in the Index from the beginning of the Interest Term to the date on which the Index became unavailable and (2) the percentage change for the substitute Index from the date of substitution until the end of the Interest Term.

If we are unable to substitute a new Index at the same time an Index ceases to be available, there may be a brief interval between the date on which we remove the Index and add a substitute Index. In this situation, your Contract Value will continue to be allocated to the Risk Control Accounts. However, during the interim period, your Contract Value (including any Equity Adjustment) will be based on the percentage change in the Index from the beginning of the Interest Term to the date on which the Index became unavailable under the Contract, which means market changes during the delay will not be used to determine your Risk Control Account Value.

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In the unlikely event that an Index is discontinued, we do not provide a substitute Index, and the Allocation Option is discontinued during an Interest Term as a result, we will credit interest from the beginning of the Interest Term until the date the Allocation Option is discontinued using the percentage change in the Index from the beginning of the Interest Term to the date on which the Index became unavailable. The resulting Risk Control Account Value will be transferred to the Declared Rate Account for the remainder of the Interest Term, where it will earn the Declared Interest Rate starting on the date of transfer until the next Contract Anniversary. The amount of interest you earn in the Declared Rate Account may be less than the amount you would have earned in the Risk Control Account at the end of the Interest Term. If there is a delay between the date we remove the Index and the date we transfer value to the Declared Rate Account, your Risk Control Account Value prior to the transfer will be based on the value of the Index on the date the Index ceased to be available, which means market changes during the delay will not be used to calculate the Index Return.

Such a change will be subject to any required regulatory approval, such as any required approval of the Index by the insurance department in your state. We will notify you of an Allocation Option or Index change and its effective date by sending you written notice at your last known address.

An Index or Allocation Option Change may negatively affect interest credited and your resulting Contract Value, as well as how you want to allocate Contract Value between available Allocation Options.

CONTRACT VALUE

On the Contract Issue Date, your Contract Value equals the Purchase Payment. After the Contract Issue Date, during the Accumulation Period, your Contract Value is equal to the sum of the account value in all Allocation Options, including the Declared Rate Account Value and the Risk Control Account Value(s). The calculation of account value varies by Allocation Option as described below.

Declared Rate Account Value

The Declared Rate Account Value on any Business Day is equal to:

a.)	The amount applied to the Declared Rate Account at the start of the current Interest Term; less

b.)	Any withdrawals (including any Surrender Charge and Interest Adjustment); plus

c.)	The interest earned.

The Equity Adjustment does not apply to Contract Value in the Declared Rate Account.

Risk Control Account Value

Your Contract Value allocated to the Risk Control Accounts for any Valuation Period is equal to the sum of your Risk Control Account Value in each Risk Control Account. The Risk Control Account Value varies based on the Business Day it is calculated:

●	On the first Business Day of an Interest Term, the Risk Control Account Value is equal to the Crediting Base.

●	On the last Business Day of an Interest Term the Risk Control Account Value is equal to the Crediting Base multiplied by the sum of one plus the Adjusted Index Return.

●	On every other Business Day, the Risk Control Account Value is equal to the Crediting Base plus the Equity Adjustment.

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Determining the Crediting Base

The Crediting Base is equal to the amount allocated to a Risk Control Account at the start of the Interest Term, reduced proportionally for any withdrawals. Withdrawals include partial withdrawals, a full surrender, Death Benefit payments, or amounts withdrawn to be applied to an Income Payout Option.

A withdrawal will proportionally reduce the Crediting Base by the ratio of the withdrawal to the Risk Control Account Value immediately prior to the withdrawal. Withdrawals include any applicable Surrender Charge and Interest Adjustment. A proportional reduction to the Crediting Base could be larger than the amount of the withdrawal.

●	If the Risk Control Account Value immediately prior to the withdrawal is greater than the Crediting Base, the reduction to the Crediting Base will be less than the amount of the withdrawal.

●	If the Risk Control Account Value immediately prior to the withdrawal is less than the Crediting Base, the reduction to the Crediting Base will be greater than the amount of the withdrawal.

The following formulas are used for this calculation:

●	Withdrawal as a percentage of Risk Control Account Value = withdrawal / (Risk Control Account Value immediately prior to withdrawal), where “withdrawal” includes any applicable Surrender Charge and Interest Adjustment

●	Reduction in Crediting Base = (Crediting Base before withdrawal) x (withdrawal as a percentage of Risk Control Account Value)

●	Crediting Base After Withdrawal = (Crediting Base before withdrawal) – (reduction in Crediting Base)

The Crediting Base is not used for the Declared Rate Account.

Examples of Crediting Base After a Withdrawal

Note, the “withdrawal,” as used in the examples below, includes any applicable Surrender Charge and Interest Adjustment. The Equity Adjustment is reflected in the Risk Control Account Value.

Example 1. Risk Control Account Value immediately prior to the withdrawal is greater than the Crediting Base.

Assume the following:

●	Crediting Base before withdrawal = $100,000

●	Withdrawal = $20,000

●	Risk Control Account Value at time of withdrawal = $115,000

○	Equity Adjustment = $115,000 - $100,000 (the Crediting Base) = $15,000

Step 1: Calculate the withdrawal as a percentage of Risk Control Account Value

●	Withdrawal as a percentage of Risk Control Account Value = withdrawal / (Risk Control Account Value immediately prior to withdrawal)

●	Withdrawal as a percentage of Risk Control Account Value = $20,000 / $115,000 = 0.173913

Step 2: Calculate the reduction in the Crediting Base

●	Reduction in Crediting Base = (Crediting Base before withdrawal) x (withdrawal as a percentage of Risk Control Account Value)

●	Reduction in Crediting Base = $100,000 x 0.173913 = $17,391.30

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Step 3: Calculate the Crediting Base after withdrawal

●	Crediting Base after withdrawal = (Crediting Base before withdrawal) – (reduction in Crediting Base)

●	Crediting Base after withdrawal = $100,000 - $17,391.30 = $82,608.70

In this example, because the Risk Control Account Value immediately prior to the withdrawal is greater than the Crediting Base, the reduction to the Crediting Base ($17,391.30) is less than the amount of the withdrawal ($20,000).

Example 2. Risk Control Account Value immediately prior to the withdrawal is less than the Crediting Base.

Assume the following:

●	Crediting Base before withdrawal = $100,000

●	Withdrawal = $20,000

●	Risk Control Account Value at time of withdrawal = $80,000

○	Equity Adjustment = $80,000 - $100,000 (the Crediting Base) = -$20,000

Step 1: Calculate the withdrawal as a percentage of Risk Control Account Value

●	Withdrawal as a percentage of Risk Control Account Value = withdrawal / (Risk Control Account Value immediately prior to withdrawal)

●	Withdrawal as a percentage of Risk Control Account Value = $20,000 / $80,000 = 0.25

Step 2: Calculate the reduction in the Crediting Base

●	Reduction in Crediting Base = (Crediting Base before withdrawal) x (withdrawal as a percentage of Risk Control Account Value)

●	Reduction in Crediting Base = $100,000 x 0.25 = $25,000

Step 3: Calculate the Crediting Base after withdrawal

●	Crediting Base after withdrawal = (Crediting Base before withdrawal) – (reduction in Crediting Base)

●	Crediting Base after withdrawal = $100,000 - $25,000 = $75,000

In this example, because the Risk Control Account Value immediately prior to the withdrawal is less than the Crediting Base, the reduction to the Crediting Base ($25,000) is greater than the amount of the withdrawal ($20,000). This illustrates that the Crediting Base calculation may result in a reduction in the Crediting Base that is significantly larger than the withdrawal amount.

Index Return and Adjusted Index Return

On the last Business Day of an Interest Term the Risk Control Account Value equals the Crediting Base multiplied by the sum of one plus the Adjusted Index Return.

Index Return. The Index Return and Adjusted Index Return are calculated to determine the interest credited to a Risk Control Account. The Index Return and Adjusted Index Return are calculated separately for each Risk Control Account.

The Index Return is the percentage change in the index from the beginning of the Interest Term to the end of the Interest Term. The Index Return is calculated using the following formula:

Index Return = A / B – 1 where,

A = Index Value on the last day of the Interest Term

B = Index Value on the first day of the Interest Term

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If the first or last day of the Interest Term does not fall on a Business Day, the Index Value for the next Business Day will be used.

Adjusted Index Return. The Adjusted Index Return is the Index Return for the current Interest Term adjusted for the Crediting Strategy. The calculation of the Adjusted Index Return varies based on the Crediting Strategy:

The Adjusted Index Return for the Floor and Cap Crediting Strategy is calculated as follows:

●	If the Index Return is positive or zero, the Adjusted Index Return equals the lesser of the Index Return or the Cap.

●	If the Index Return is negative, the Adjusted Index Return equals the greater of the Index Return or the Floor.

Examples: Assume the Floor is -10.00% and the Cap is 10.00%.

●	If the Index Return is 6.00%, because the Index Return is positive, the Adjusted Index Return equals the lesser of the Index Return or the Cap:

○	Lesser of 6.00% or 10.00% = 6.00%.

●	If the Index Return is 16.00%, because the Index Return is positive, the Adjusted Index Return equals the lesser of the Index Return or the Cap:

○	Lesser of 16.00% or 10.00% = 10.00%.

●	If the Index Return is -6.00%, because the Index Return is negative, the Adjusted Index Return is the greater of the Index Return or the Floor:

○	Greater of -6.00% or -10.00% = -6.00%.

●	If the Index Return is -16.00%, because the Index Return is negative, the Adjusted Index Return is the greater of the Index Return or the Floor:

○	Greater of -16.00% or -10.00% = -10.00%.

The Adjusted Index Return for the Buffer and Participation Rate Crediting Strategy is calculated as follows:

●	If the Index Return is positive, the Adjusted Index Return equals the Index Return multiplied by the Participation Rate.

●	If the Index Return is between zero and the Buffer, the Adjusted Index Return equals zero.

●	If the Index Return is lower than the Buffer, the Adjusted Index Return equals the Index Return minus the Buffer.

Examples: Assume the Buffer is -10.00% and the Participation Rate is 125%.

●	If the Index Return is 6.00%, because the Index Return is positive, the Adjusted Index Return equals the Index Return multiplied by the Participation Rate:

○	6.00% x 125% = 7.50%.

●	If the Index Return is -6.00%, because the Index Return is negative and between 0.00% and -10.00%, the Adjusted Index Return is zero:

○	0.00%.

●	If the Index Return is -16.00%. Because the Index Return is negative and less than the Buffer, the Adjusted Index Return equals the Index Return minus the Buffer:

○	-16.00% - (-10.00%) = -6.00%.

The Adjusted Index Return for the Buffer and Cap Crediting Strategy is calculated as follows:

●	If the Index Return is positive or zero, the Adjusted Index Return equals the lesser of the Index Return or the Cap.

●	If the Index Return is between zero and the Buffer, the Adjusted Index Return equals zero.

●	If the Index Return is lower than the Buffer, the Adjusted Index Return equals the Index Return minus the Buffer.

Examples: Assume the Buffer is -10.00% and the Cap is 10%.

●	If the Index Return is 6.00%, because the Index Return is positive, the Adjusted Index Return equals the lesser of the Index Return or the Cap:

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○	Lesser of 6.00% or 10.00% = 6.00%.

●	If the Index Return is 16.00%, because the Index Return is positive, the Adjusted Index Return equals the lesser of the Index Return or the Cap:

○	Lesser of 16.00% or 10.00% = 10.00%.

●	If the Index Return is -6.00%, because the Index Return is negative and between 0.00% and -10.00%, the Adjusted Index Return is zero:

○	0.00%.

●	If the Index Return is -16.00%. Because the Index Return is negative and less than the Buffer, the Adjusted Index Return equals the Index Return minus the Buffer:

○	-16.00% - (-10.00%) = -6.00%.

Examples of the Risk Control Account Value Calculation on the Last Business Day of an Interest Term

The following examples illustrate how investment performance of the reference Index is applied in crediting interest to the Risk Control Accounts. No withdrawals are assumed to occur under these examples and all values are determined on the last Business Day of an Interest Term. The examples illustrate hypothetical circumstances solely for the purpose of demonstrating Risk Control Account calculations and are not intended as estimates of future performance of the Index.

Example 1: This example illustrates how interest would be credited based on the return of the Index using a Cap and Floor Crediting Strategy. In this example, the Index Return is positive and greater than the Cap.

Assume the following information:

As of the first day of the Interest Term

●	Risk Control Account Value is equal to the Crediting Base on the first Business Day of the Interest Term: $100,000

●	Index Value: 1000

●	Floor: -10.00%

●	Cap: 15.00%

As of the last day of the Interest Term:

●	Crediting Base: $100,000

●	Closing Index Value: 1300

Step 1: Calculate the Index Return

Index Return equals the Index Value on the last day of the Interest Term divided by the Index Value on the first day of the Interest Term minus one. The Index Value on the last day of the Interest Term is 1300 and the Index Value on the first day of the Interest Term is 1000. Therefore, the Index Return is 1300 divided by 1000 minus 1 which equals 30% (1300 / 1000 – 1).

Step 2: Calculate the Adjusted Index Return

The Crediting Strategy is a Floor and Cap. Therefore, because the Index Return of 30% is positive, the Adjusted Index Return equals the lesser of the Index Return or the Cap. The lesser of the Index Return of 30% and the Cap of 15% is 15%.

Step 3: Calculate the Risk Control Account Value

The Risk Control Account Value equals the Crediting Base multiplied by the sum of one plus the Adjusted Index Return. Therefore, $100,000 multiplied by the sum of one plus 15% is $115,000 ($100,000 x (1 + 15%)). The Risk Control Account Value increased by $15,000 ($115,000 - $100,000).

Example 2: This example illustrates how interest would be credited based on the return of the Index using a Cap and Floor Crediting Strategy. In this example, the Index Return is negative.

Assume the following information:

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As of the first day of the Interest Term

●	Risk Control Account Value is equal to the Crediting Base on the first Business Day of the Interest Term: $100,000

●	Index Value: 1000

●	Floor: -10.00%

●	Cap: 15.00%

As of the last day of the Interest Term:

●	Crediting Base: $100,000

●	Closing Index Value: 700

Step 1: Calculate the Index Return

Index Return equals the Index Value on the last day of the Interest Term divided by the Index Value on the first day of the Interest Term minus one. The Index Value on the last day of the Interest Term is 700 and the Index Value on the first day of the Interest Term is 1000. Therefore, the Index Return is 700 divided by 1000 minus 1 which equals -30% (700 / 1000 – 1).

Step 2: Calculate the Adjusted Index Return

The Crediting Strategy is a Floor and Cap. Therefore, because the Index Return of -30% is negative, the Adjusted Index Return equals the greater of the Index Return or the Floor. The greater of the Index Return of -30% and the Floor of -10% is -10%.

Step 3: Calculate the Risk Control Account Value

The Risk Control Account Value equals the Crediting Base multiplied by the sum of one plus the Adjusted Index Return. Therefore, $100,000 multiplied by the sum of one plus -10% is $90,000 ($100,000 x (1 + (-10%))). The Risk Control Account Value decreased by $10,000 ($90,000 - $100,000).

Example 3: This example illustrates how interest would be credited based on the return of the Index using a Participation Rate and Buffer Crediting Strategy. In this example, the Index Return is positive.

Assume the following information:

As of the first day of the Interest Term

●	Risk Control Account Value is equal to the Crediting Base on the first Business Day of the Interest Term: $100,000

●	Index Value: 1000

●	Buffer: -10.00%

●	Participation Rate: 115.00%

As of the last day of the Interest Term:

●	Crediting Base: $100,000

●	Closing Index Value: 1300

Step 1: Calculate the Index Return

Index Return equals the Index Value on the last day of the Interest Term divided by the Index Value on the first day of the Interest Term minus one. The Index Value on the last day of the Interest Term is 1300 and the Index Value on the first day of the Interest Term is 1000. Therefore, the Index Return is 1300 divided by 1000 minus 1 which equals 30% (1300 / 1000 – 1).

Step 2: Calculate the Adjusted Index Return

The Crediting Strategy is a Buffer and Participation Rate. Therefore, because the Index Return of 30% is positive, the Adjusted Index Return equals the Index Return multiplied by the Participation Rate. The Index Return of 30% multiplied by the Participation Rate of 115% equals 34.5% (30% x 115%).

Step 3: Calculate the Risk Control Account Value

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The Risk Control Account Value equals the Crediting Base multiplied by the sum of one plus the Adjusted Index Return. Therefore, $100,000 multiplied by the sum of one plus 34.5% is $134,500 ($100,000 x (1 + 34.5%)). The Risk Control Account Value increased by $34,500 ($134,500 - $100,000).

Example 4: This example illustrates how interest would be credited based on the return of the Index using a Participation Rate and Buffer Crediting Strategy. In this example, the Index Return is between zero and the Buffer.

Assume the following information:

As of the first day of the Interest Term

●	Risk Control Account Value is equal to the Crediting Base on the first Business Day of the Interest Term: $100,000

●	Index Value: 1000

●	Buffer: -10.00%

●	Participation Rate: 115.00%

As of the last day of the Interest Term:

●	Crediting Base: $100,000

●	Closing Index Value: 950

Step 1: Calculate the Index Return

Index Return equals the Index Value on the last day of the Interest Term divided by the Index Value on the first day of the Interest Term minus one. The Index Value on the last day of the Interest Term is 950 and the Index Value on the first day of the Interest Term is 1000. Therefore, the Index Return is 950 divided by 1000 minus 1 which equals -5% (950 / 1000 – 1).

Step 2: Calculate the Adjusted Index Return

The Crediting Strategy is a Buffer and Participation Rate. Therefore, because the Index Return of -5% is between zero and the Buffer, the Adjusted Index Return equals zero (0%).

Step 3: Calculate the Risk Control Account Value

The Risk Control Account Value equals the Crediting Base multiplied by the sum of one plus the Adjusted Index Return. Therefore, $100,000 multiplied by the sum of one plus 0% is $100,000 ($100,000 x (1 + 0%)). The Risk Control Account Value did not change ($100,000 - $100,000).

Example 5: This example illustrates how interest would be credited based on the return of the Index using a Participation Rate and Buffer Crediting Strategy. In this example, the Index Return is lower than the Buffer.

Assume the following information:

As of the first day of the Interest Term

●	Risk Control Account Value is equal to the Crediting Base on the first Business Day of the Interest Term: $100,000

●	Index Value: 1000

●	Buffer: -10.00%

●	Participation Rate: 115.00%

As of the last day of the Interest Term:

●	Closing Index Value: 700

Step 1: Calculate the Index Return

Index Return equals the Index Value on the last day of the Interest Term divided by the Index Value on the first day of the Interest Term minus one. The Index Value on the last day of the Interest Term is 700 and the Index Value on the first day of the Interest Term is 1000. Therefore, the Index Return is 700 divided by

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1000 minus 1 which equals -30% (700 / 1000 – 1).

Step 2: Calculate the Adjusted Index Return

The Crediting Strategy is a Buffer and Participation Rate. Therefore, because the Index Return of -30% is less than the Buffer, the Adjusted Index Return equals the Index Return minus the Buffer. The Index Return of -30% minus the Buffer of -10% is -20% (-30% - (-10%)).

Step 3: Calculate the Risk Control Account Value

The Risk Control Account Value equals the Crediting Base multiplied by the sum of one plus the Adjusted Index Return. Therefore, $100,000 multiplied by the sum of one plus -20% is $80,000 ($100,000 x (1 + (-20%))). The Risk Control Account Value decreased by $20,000 ($80,000 - $100,000).

Equity Adjustment

On every Business Day other than the first or last Business Day of an Interest Term, the Risk Control Account Value equals the Crediting Base plus the Equity Adjustment.

The Equity Adjustment is used to calculate the Risk Control Account Value during an Interest Term. If you take a withdrawal, surrender your Contract, die, or begin Income Payout Options by taking amounts from a Risk Control Account before the expiration of an Interest Term, we will apply the Equity Adjustment, which may be positive or negative.

The Equity Adjustment protects the Company from market losses relating to changes in the value of the investments that support the Risk Control Accounts when withdrawals are made during the Interest Term. You bear the risk that the Equity Adjustment may decrease your Risk Control Account Value if you withdraw amounts from a Risk Control Account during the Interest Term.

The Equity Adjustment may be negative even when the Index Return is positive. This is primarily due to market inputs for volatility, interest rates, and dividends as well as the amortized option cost, and trading costs. A negative Equity Adjustment will reduce the values under the Contract, and it is possible in extreme circumstances to lose up to 100% of your principal and previously credited interest if you take a withdrawal or surrender your Contract. Additionally, only the Crediting Base remaining after a withdrawal will credited interest, positive or negative, at the end of the Interest Term.

The Equity Adjustment is calculated separately for each Risk Control Account and varies based on the Crediting Strategy. The Equity Adjustment is calculated as of the end of each day, except the first and last Business Day of an Interest Term.

The Equity Adjustment reflects the value of hypothetical derivative instruments that hedge market risks associated with the Risk Control Accounts. The value is represented by the difference between the value of the hypothetical derivative instruments on a given date before the end of the Interest Term and the value of the hypothetical derivative instruments at the start of the Interest Term, adjusted for the time elapsed in the Interest Term. The Equity Adjustment calculation uses the Black Scholes or Black’s model to value the hypothetical derivatives.

The hypothetical derivatives include calls and puts. The current value of the hypothetical call options reflects the potential for increases in the reference Index during the Interest Term. The current value of the hypothetical put options reflects the potential for decreases in the reference Index during the Interest Term. Specifically,

●	For Risk Control Accounts with a Cap, the current value of the hypothetical long call and short call reflects the potential for increases in the reference Index during the Interest Term up to the Cap.

●	For Risk Control Accounts with a Participation Rate, the current value of the hypothetical long call multiplied by the Participation Rate reflects the potential for increases in the reference Index during the Interest Term.

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●	For Risk Control Accounts with a Floor, the current value of the hypothetical short put and long put reflects the potential for decrease in the reference Index during the Interest Term up to the Floor.

●	For Risk Control Accounts with a Buffer, the current value of the hypothetical short put reflects the potential for decreases in the reference Index during the Interest Term in excess of the Buffer.

The Equity Adjustment for a Risk Control Account is calculated as A x (B - C - D), where:

A = Crediting Base

B = Hypothetical option value

C = Amortized option cost

D = Trading costs

●	Hypothetical option value is the hypothetical option value as of the current Business Day.

●	Amortized option cost is the hypothetical option value as of the start of the Interest Term, adjusted for the time elapsed in the Interest Term. To adjust for the time elapsed in the Interest Term, the hypothetical option value as of the start of the Interest Term is multiplied by the number of days remaining in the Interest Term divided by the total number of days in the Interest Term.

●	Trading costs represent the additional cost of selling the hypothetical options. The trading cost may change for new contracts but is currently 0.15% of the Crediting Base.

For examples of how we calculate the Equity Adjustment, see “Appendix A” to this Prospectus.

Hypothetical Option Value

The hypothetical option value for the Floor and Cap Crediting Strategy is calculated as long call – short call – short put + long put.

The hypothetical option value for the Buffer and Participation Rate Crediting Strategy is calculated as (Participation Rate x long call) – short put.

The following inputs are used to calculate the hypothetical call and put option values under a Black-Scholes pricing model. The implied volatility, divided rate, and risk-free rate are obtained from independent third parties.

Strike Price of the Option. The strike price varies for each derivative instrument. The strike price for each derivative instrument is described below.

●	Long call:

○	Index Value as of the start of the Interest Term

●	Short put:

○	Floor Crediting Strategy: Index Value as of the start of the Interest Term

○	Buffer Crediting Strategy: (Index Value at start of the Interest Term) x (1 + Buffer)

●	Long put (Floor Crediting Strategy only):

○	(Index Value at start of the Interest Term) x (1 + Floor)

●	Short call (Cap Crediting Strategy only)

○	(Index Value as of the start of the Interest Term) x (1 + Cap)

The value of the call or put option is measured as a percentage of the Crediting Base.

Time Remaining. Represents the portion of the Interest Term remaining. It is measured as the number of whole and partial years remaining in the Interest Term.

Strike Ratio. The Strike Price of the Option divided by the closing value for the associated index as of the current Business Day.

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Implied Volatility. The implied volatility is approximated using observed option prices. Linear interpolation is used between implied volatilities for similar options with the closest available time remaining and Strike Ratio.

Dividend Rate of the Index for the Remaining Term of the Option. The dividend rate for the time remaining using linearly interpolated rates or implied from market data.

Risk-Free Interest Rate for the Remaining Term of the Option. The risk-free rate is a benchmark rate used for the U.S. financial services industry in valuing financial instruments, with a maturity equal to the time remaining in the Interest Term. If there is no corresponding length, linear interpolation is used using rates with the closest remaining term.

The Equity Adjustment is not applied to Contract Value in the Declared Rate Account.

Interest Adjustment

A withdrawal, including a partial withdrawal, a full surrender of the Contract, the Death Benefit, or the Contract Value applied to an Income Payout Option, may be adjusted (increased or decreased) for the Interest Adjustment. The Interest Adjustment applies to every Allocation Option, including the Declared Rate Account, and will always apply for the six-year rolling period beginning on the Contract Issue Date even if the Allocation Options elected have an Interest Term of less than six years. The Interest Adjustment does not apply to transfers or to amounts withdrawn on every sixth Contract Anniversary. For Contracts issued on or after September 25, 2022, the Interest Adjustment does not apply to the Annual Free Withdrawal Amount.

The Equity Adjustment protects the Company from market losses relating to changes in the value of the investments that support the Risk Control Accounts when withdrawals are made during the Interest Term. You bear the risk that the Interest Adjustment may decrease the amount of a withdrawal made during the six-year period.

The Interest Adjustment reflects the change in value of the investments that support the guarantees under this Contract upon withdrawal during the six-year rolling period beginning on the Contract Issue Date. Rates used in determining the Interest Adjustment are reset every sixth Contract Anniversary.

On any given Business Day, the Interest Adjustment is calculated by multiplying the amount withdrawn by the sum of the Interest Adjustment factor (IAF) minus one (i.e., IAF – 1), where IAF is equal to the following formula:

IAF = ((1 + I + K)/(1 + J + L))^N, where

I = The Constant Maturity Treasury rate as of the start of the rolling six-year period beginning on the Contract Issue Date for a maturity of six years.

J = The Constant Maturity Treasury rate as of the date of withdrawal for a maturity consistent with the remaining number of years (whole and partial) in the six-year rolling period beginning on the Contract Issue Date, resetting every sixth Contract Anniversary.

K = The ICE BofA 1-10 Year US Corporate Constrained Index as of the start of the six-year rolling period beginning on the Contract Issue Date, resetting every sixth Contract Anniversary.

L = The ICE BofA 1-10 Year US Corporate Constrained Index as of the date of withdrawal.

N = The number of years (whole and partial) from the date of withdrawal until the end of the six-year rolling period beginning on the Contract Issue Date, resetting every sixth Contract Anniversary.

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We determine “I” based on the 6-year Constant Maturity Treasury rate at the start of the six-year rolling period beginning on the Contract Issue Date, resetting every sixth Contract Anniversary. We determine “J” when you take a withdrawal. For example, if you surrender the Contract two years after the start of the six-year rolling period, “J” would correspond to the Constant Maturity Treasury rate consistent with the time remaining in the six-year period of four years (4 = 6 - 2). For “I” and “J” where there is no Constant Maturity Treasury rate declared, we will use linear interpolation of the Constant Maturity Rates Index with maturities closest to “I” and “J” to determine “I” and “J”.

The value of “K” and “L” on any Business Day will be equal to the closing value of the I ICE BofA 1-10 Year US Corporate Constrained Index on the previous Business Day.

The Interest Adjustment applies for the entire six years but does not apply on every sixth Contract Anniversary. Additionally, the Interest Adjustment applies during every six-year rolling period, even after the first six Contract Years. This means it applies for the initial six-year period beginning on the Contract Issue Date, is zero on the sixth Contract Anniversary, and restarts for any subsequent six-year rolling period.

If the publication of any component of the Interest Adjustment indices is discontinued or if the calculation of the Interest Adjustment indices is changed substantially, we may substitute a new index for the discontinued or substantially changed index, subject to approval by the insurance department in your state. Before we substitute an Interest Adjustment index, we will notify you in writing of the substitution.

For examples of how we calculate Interest Adjustments, see “Appendix B” to this Prospectus.

IMPORTANT: The Interest Adjustment will either increase or decrease the amount you receive from a withdrawal, surrender, Death Benefit payment, or income payment. You may lose a significant portion of your principal and previously credited interest due to the Interest Adjustment regardless of the Allocation Options to which you allocated Contract Value. You directly bear the investment risk associated with an Interest Adjustment. You should carefully consider your income needs before purchasing the Contract.

Purpose of the Interest Adjustment. The Company purchases assets that support the guarantees under this Contract. When a withdrawal is made from the Contract, the Company may liquidate assets to fund the withdrawal. These assets may be sold at a premium or a discount depending on current market conditions. The Interest Adjustment approximates this change in value of the investments. Therefore, it can be positive if the assets are sold at a premium or negative if the assets are sold at a discount.

The Interest Adjustment reflects, in part, the difference in yield of the Constant Maturity Treasury rate for a six-year period beginning on the Contract Issue Date or every sixth Contract Anniversary and the yield of the Constant Maturity Treasury rate for a period starting on the date of withdrawal to the end of the six-year period. The Constant Maturity Treasury rate is a rate representing the average yield of various Treasury securities. The calculation also reflects in part the difference between the effective yield of the ICE BofA 1-10 Year US Corporate Constrained Index, Asset Swap Spread (the “ICE BofA Index”), a rate representative of investment grade corporate debt credit spreads in the U.S., at the start of the rolling six-year period and the effective yield of the ICE BofA Index at the time of withdrawal. The greater the difference in those yields, respectively, the greater the effect the Interest Adjustment will have.

If the combination of the Constant Maturity Treasury rate and ICE BofA Index has increased at the time of withdrawal over their levels at the start of the six-year period, the Interest Adjustment will be negative and will decrease the Surrender Value, amount you receive from a partial withdrawal, amount you receive as the Death Benefit, or the Contract Value applied to an Income Payout Option by the amount of the Interest Adjustment. Similarly, if the combination of the Constant Maturity Treasury rate and ICE BofA Index has decreased at the time of surrender or partial withdrawal over their levels at the start of the six-year period,

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the Interest Adjustment will be positive and will increase the Surrender Value, amount you receive from a partial withdrawal, amount you receive as the Death Benefit, or the Contract Value applied to an Income Payout Option by the amount of the Interest Adjustment.

The Company uses both the Constant Maturity Treasury rate and ICE BofA Index in determining any Interest Adjustment since together both indices represent a broad mix of investments whose values may be affected by changes in market interest rates. The Interest Adjustment helps us offset our costs and risks of owning fixed income investments and other investments we use to back the guarantees under your Contract from the start of the six-year period to the time of a surrender, partial withdrawal, Death Benefit, or allocation to an Income Payout Option.

SURRENDER VALUE

You have the right to surrender this Contract at any time during the Accumulation Period by Authorized Request. If you surrender the Contract, you will be paid the Surrender Value, as of the Business Day we received your Authorized Request in Good Order. We may require that the Contract be returned to our Administrative Office prior to making payment of the Surrender Value.

The Surrender Value is equal to:

a)	Your Contract Value at the end of the Valuation Period in which we receive your Authorized Request, including any applicable Equity Adjustment; minus

b)	Any applicable Surrender Charge; adjusted for

c)	Any applicable Interest Adjustment.

Instead of crediting interest to amounts that are surrendered prior to the end of the Interest Term, we apply an Equity Adjustment, which may be positive or negative. The Surrender Value could be significantly lower than your Contract Value due to the Equity Adjustment, Interest Adjustment, and Surrender Charge applied to amounts that are surrendered prior to the end of the Interest Term.

Upon payment of the Surrender Value, this contract is terminated, and we have no further obligation under this contract. The Surrender Value will not be less than the amount required by state law in which the contract was delivered. We will pay you the amount you request in connection with a full surrender by withdrawing Contract Value in the Declared Rate Account and the Risk Control Accounts.

ACCESS TO YOUR MONEY

Partial Withdrawals

The Contract may not be suitable for investors who plan to take withdrawals (including systematic withdrawals and Required Minimum Distributions) or surrender the Contract on any day other than every sixth Contract Anniversary. All withdrawals, including systematic withdrawals and Required Minimum Distributions, will proportionally reduce the Death Benefit and Crediting Base by the ratio of the withdrawal to the Contract Value immediately prior to the withdrawal. This means the Death Benefit and Crediting Base may decrease by more than the amount of the withdrawal, and that decrease could be significant. Partial withdrawals could terminate the Contract. Partial Withdrawals could also significantly reduce the values under your Contract due to the Equity Adjustment, Interest Adjustment, and Surrender Charge. Moreover, only the Crediting Base remaining after the withdrawal will be credited interest, positive or negative, at the end of the Interest Term.

At any time during the Accumulation Period you may make partial withdrawals by Authorized Request in Good Order. The minimum partial withdrawal amount is $100. Unless you instruct us otherwise, withdrawals will be processed proportionally from the Contract Value in all Allocation Options. Any applicable Surrender Charge, Interest Adjustment, and Equity Adjustment will affect the amount available for a partial withdrawal. We will pay you the amount you request in connection with a partial withdrawal by reducing Contract Value in the Declared Rate Account or the appropriate Risk Control Accounts.

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Partial withdrawals for less than $25,000 are permitted by telephone and in writing. The written consent of all Owners must be obtained before we will process the partial withdrawal. If an Authorized Request in Good Order is received by 4:00 P.M. Eastern Time, it will be processed that day. If an Authorized Request in Good Order is received after 4:00 P.M. Eastern Time, it will be processed on the next Business Day. If a partial withdrawal would cause your Surrender Value to be less than $2,000, we will treat your request for partial withdrawal as a request for full surrender of your Contract. Before processing the full surrender, we will attempt to contact you or your financial professional to provide the opportunity for you to take a lower amount to maintain a Surrender Value of at least $2,000. If we are unable to contact you within one Business Day after receiving your request, we will process the full surrender.

Partial withdrawals may be subject to Surrender Charges and an Interest Adjustment and may include an Equity Adjustment. See “Fees and Expenses”, “Equity Adjustment” and “Interest Adjustment.” Partial withdrawals may also be subject to income tax and, if taken before age 59½, an additional 10% federal penalty tax. You should consult your tax adviser before taking a partial withdrawal. See “Federal Income Tax Matters.”

Annual Free Withdrawal Amount. For Contracts issued before September 25, 2022, your Annual Free Withdrawal Amount is the amount that can be withdrawn without incurring a Surrender Charge in a Contract Year. For Contracts issued on or after September 25, 2022, your Annual Free Withdrawal Amount is the amount that can be withdrawn without incurring a Surrender Charge or Interest Adjustment in a Contract Year. The Annual Free Withdrawal Amount in the first Contract Year is 10% of the Purchase Payment less any withdrawal taken in that Contract Year. The Annual Free Withdrawal Amount in subsequent Contract Years is equal to 10% of the Contract Value as of the last Contract Anniversary less any withdrawals taken in the current Contract Year. Any unused Annual Free Withdrawal Amount will not carry over to the next Contract Year. Partial annuitization will count toward the Annual Free Withdrawal Amount.

The Annual Free Withdrawal Amount is subtracted from surrenders for purposes of calculating the Surrender Charge.

Systematic Withdrawals. Reoccurring withdrawals are referred to as systematic withdrawals. If elected at the time of the application or requested at any other time by Authorized Request in Good Order, you may elect to receive periodic partial withdrawals under our systematic withdrawal plan. Under the systematic withdrawal plan, we will make partial withdrawals (on a monthly, quarterly, semi-annual, or annual basis), as specified by you. Systematic withdrawals must be at least $100 each. Generally, you must be at least age 59½ to participate in the systematic withdrawal plan. Systematic withdrawals may be requested on the following basis:

●	Total systematic withdrawals for the calendar year equal to your annual Required Minimum Distribution; or

●	As a specified dollar amount

No Surrender Charge will be deducted for Required Minimum Distribution systematic withdrawals. All other systematic withdrawals in excess of the Annual Free Withdrawal Amount will be subject to Surrender Charge. Systematic withdrawals, including Required Minimum Distributions, could significantly reduce the Contract Value due to Surrender Charge, Equity Adjustment, and Interest Adjustment, and the use of proportionate withdrawal calculations. The Contract may not be suitable for investors who plan to take systematic withdrawals under the Contract.

Unless you instruct us otherwise, systematic withdrawals will be taken proportionally from the Contract Value in each Allocation Option.

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Participation in the systematic withdrawal plan will terminate on the earliest of the following events:

●	The Surrender Value falls below the minimum required value of $2,000;

●	The contract is surrendered;

●	You request by Authorized Request in Good Order that your participation in the plan cease; or

●	The Income Payout Date is reached.

Like all withdrawals, systematic withdrawals will reduce the Death Benefit on a proportional basis, perhaps by more than the amount of the withdrawal, as well as the values under the Contract.

There are federal income tax consequences to partial withdrawals through the systematic withdrawal plan and you should consult with your tax adviser before electing to participate in the plan. We may discontinue offering the systematic withdrawal plan at any time.

Waiver of Surrender Charges. The following amounts may be withdrawn without incurring a Surrender Charge:

a)	Withdrawals under the Nursing Home or Hospital or Terminal Illness waiver, as described below;

b)	Refunds under the Right to Examine;

c)	Required Minimum Distributions that are withdrawn under the systematic withdrawal plan provided by us;

d)	The Annual Free Withdrawal Amount;

e)	Death Benefit proceeds;

f)	Amounts withdrawn after the first six Contract Years;

g)	Contract Value applied to an Income Payout Option; and

h)	Transfers.

Nursing Home or Hospital or Terminal Illness Waiver. We will waive the Surrender Charge in the case of a partial withdrawal or surrender where the Owner or Annuitant qualifies for the Nursing Home or Hospital or Terminal Illness waiver. Before granting the waiver, we may request a second opinion or examination of the Owner or Annuitant by one of our examiners. We will bear the cost of such second opinion or examination. If there is a conflicting opinion between physicians, the Company’s physician will rule. Each waiver may be exercised only one time.

●	Nursing Home or Hospital Waiver. We will not deduct a Surrender Charge in the case of a partial withdrawal or surrender where any Owner or Annuitant is confined to a licensed nursing home or hospital and has been confined to such nursing home or hospital for at least 180 consecutive days after the latter of the Contract Issue Date or the date of change of the Owner or Annuitant. A hospital refers to a facility that is licensed and operated as a hospital according to the law of the jurisdiction in which it is located. A nursing home refers to a facility that is licensed and operates as a nursing facility according to the law of the jurisdiction in which it is located. We require verification of confinement to the nursing home or hospital, and such verification must be signed by the administrator of the facility.

●	Terminal Illness Waiver. We will not deduct a Surrender Charge in the case of a partial withdrawal or surrender where any Owner or Annuitant has a life expectancy of 12 months or less due to illness or accident. As proof, we require a determination of the Terminal Illness. Such determination must be signed by the licensed physician making the determination after the latter of Contract Issue Date or the date of change of the Owner or Annuitant. The physician may not be a member of your or the Annuitant’s immediate family.

An Authorized Request is required to exercise this privilege. Proof must be provided at the time of your request for partial withdrawal or full surrender under this privilege. If we deny your claim, the surrender or partial withdrawal proceeds will not be disbursed until you are notified of the denial and provided with the opportunity to accept or reject the proceeds, which will be reduced by any Surrender Charges.

The laws of your state may limit the availability of the Surrender Charge waivers and may also change certain terms and/or benefits under the waivers. You should consult Appendix C to this Prospectus for

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further details on these variations. Even if you do not pay a Surrender Charge because of the waivers, you still may be required to pay taxes or tax penalties on the amount withdrawn. You should consult a tax adviser to determine the effect of a partial withdrawal on your taxes. Additionally, any applicable Equity Adjustment and Interest Adjustment will apply to amounts withdrawn under this Waiver and there may be a proportionate reduction in the Crediting Base and Death Benefit.

Surrenders

You may surrender your Contract for the Surrender Value at any time during the Accumulation Period by Authorized Request. If an Authorized Request in Good Order is received before 4:00 P.M. Eastern Time on a Business Day, it will be processed that day. If an Authorized Request in Good Order is received at or after 4:00 P.M. Eastern Time on a Business Day or on a non-Business Day, it will be processed on the next Business Day.

To surrender your Contract, you must make an Authorized Request in Good Order to our Administrative Office. The consent of all Owners must be obtained before the Contract is surrendered.

Surrender Charges, an Equity Adjustment and an Interest Adjustment may apply to your Contract surrender. Instead of crediting interest to amounts surrendered prior to the end of the Interest Term, we will apply an Equity Adjustment, which may be positive or negative. A surrender may also be subject to income tax and, if taken before age 59½, an additional 10% federal penalty tax. You should consult a tax adviser before requesting a surrender. See “Federal Income Tax Matters.”

Partial Withdrawal and Surrender Restrictions

Your right to make partial withdrawals and surrender the Contract is subject to any restrictions imposed by any applicable law or employee benefit plan.

Right to Defer Payments

We reserve the right to postpone payment for up to six months after we receive your Authorized Request in Good Order, subject to obtaining prior written approval by the state insurance commissioner if required by the law of the state in which we issued the Contract. In the event we postpone payment, we will pay interest on the proceeds if required by state law, calculated at the effective annual rate and for the time period required under state law.

DEATH BENEFIT

Death of the Owner during the Accumulation Period

If the Owner dies during the Accumulation Period (if there are Joint Owners, after the first Joint Owner dies), a Death Benefit will become payable to the Beneficiary. We will pay the Death Benefit after we receive the following at our Administrative Office in a form and manner satisfactory to us:

●	Proof of death of the Owner while the Contract is in force (proof of death may consist of a certified copy of the death record, a certified copy of a court decree reciting a finding of death or other similar proof);

●	Our claim form from each Beneficiary, properly completed; and

●	Any other documents we require.

If there is a surviving Joint Owner the surviving Joint Owner will be treated as the sole primary Beneficiary, and any other designated Beneficiary will be treated as a contingent Beneficiary.

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The following Death Benefit options are available:

Option A: If the sole primary Beneficiary is the surviving Spouse of the deceased Owner, the surviving Spouse may elect to continue the Contract as the new Owner. This benefit may only be exercised one time. An individual who does not meet the definition of Spouse may not be able to continue the Contract for that person’s lifetime. That individual must receive the proceeds of the Contract and any attached endorsements or riders within the time period specified in section 72(s) of the IRC.

Option B: If the Beneficiary is a natural person, the Death Benefit proceeds will be applied in accordance with section 72(s) of the IRC under one of the Income Payout Options. The income payments must be made for the Beneficiary’s life or a period not extending beyond the Beneficiary’s life expectancy. Payments must commence within one year of the date of the Owner’s death.

Option C: A Beneficiary may receive the Death Benefit proceeds in a single lump sum at any time within five years of the Owner’s death.

Unless option A is elected or payments under Option B commence within one year of the date of the Owner’s Death, the entire interest in the Contract will be paid under Option C.

If there are multiple Beneficiaries, each Beneficiary will be able to elect to receive his or her share of the benefits under either Option B or Option C. If a Beneficiary does not make such an election, their share of the Death Benefit proceeds will be paid under Option C. Until payment of the Death Benefit proceeds, the proceeds remain in the Contract. Death Benefit proceeds will be distributed 5 years from the Owner’s death or earlier if requested by the Beneficiary. Interest, if any, will be paid on the Death Benefit proceeds under Option C as required by applicable state law. Other minimum distribution rules apply to Qualified Contracts.

Death of the Annuitant during the Accumulation Period

If an Annuitant who is not an Owner dies during the Accumulation Period and there is a surviving Owner who is a natural person, the following will occur:

●	If there is a surviving Joint Annuitant, the surviving Joint Annuitant will become the Annuitant.

●	If there is no Joint Annuitant, the Owner(s) will become the Annuitant(s).

If an Annuitant dies during the Accumulation Period and the Owner is a non-natural person, the following will occur:

●	The death of any Annuitant will be treated as the death of the Owner and Death Proceeds must be distributed in accordance with Death Benefit Options B or C.

●	Unless payments under option B commence within one year of the date of death, the entire interest in the Contract will be paid in accordance with Death Benefit Option C.

Payment of Death Benefit Proceeds

The Death Benefit proceeds are payable upon our receipt of proof of death of the Owner (or Annuitant’s death if the Owner is a non-natural person), and proof of each Beneficiary’s interest. Proof of death may consist of a certified copy of the death record, a certified copy of a court decree reciting a finding of death or other similar proof. Proof of each Beneficiary’s interest includes the required documentation and proper instructions from each Beneficiary. If we receive proof of death before 4:00 P.M. Eastern Time, we will determine the amount of the Death Benefit as of that day. If we receive proof of death at or after 4:00 P.M. Eastern Time, we will determine the amount of the Death Benefit as of the next Business Day. The Death Benefit proceeds will be paid within 7 days after our receipt of proof of death and proof of each Beneficiary’s interest.

So far as permitted by law, the Death Benefit proceeds will not be subject to any claim of the Beneficiary’s creditors.

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The Death Benefit terminates on the earlier of the termination of the Contract, payment of the Death Benefit proceeds, or when the entire Contract is applied to an Income Payout Option.

Death Benefit Proceeds Amount

The amount that will be paid as Death Benefit proceeds during the Accumulation Period is equal to the greater of:

a)	The current Contract Value on the date Death Benefit proceeds are payable, including any applicable Equity Adjustment and Interest Adjustment; or

b)	The Purchase Payment adjusted for withdrawals.

Withdrawals will proportionally reduce the Purchase Payment by the ratio of the withdrawal to the Contract Value immediately prior to the withdrawal, which can result in decreasing the Death Benefit by more than the amount of the withdrawal and that decrease can be significant. Withdrawals can also significantly reduce the Death Benefit because the Company calculates withdrawals on a proportionate basis when determining values under the Contract that are used to determine the Death Benefit. Withdrawals include deductions for any applicable Surrender Charge and Interest Adjustment.

If an Owner is added or changed, except in the case of spousal continuation, the amount that will be paid upon the death of the new Owner is equal to the Contract Value on the date death benefit proceeds are payable, including any applicable Equity Adjustment and Interest Adjustment. There is no impact on the Death Benefit if an Owner is removed.

Examples of Death Benefit after a Withdrawal:

Example 1. This example assumes the Contract Value is greater than the Purchase Payment at the time of the withdrawal.

Assume the following information:

●	Purchase Payment = $100,000

●	Withdrawal (including Surrender Charge and Interest Adjustment) = $20,000; no other withdrawals have been taken

●	Contract Value at the time of withdrawal, including Equity Adjustments = $115,000

Step 1: Calculate the Death Benefit that would be payable immediately prior to the withdrawal:

●	Death Benefit payable immediately prior to the withdrawal = The greater of the Purchase Payment and Contract Value

●	Death Benefit payable immediately prior to the withdrawal = The greater of $100,000 and $115,000 = $115,000

Step 2: Calculate ratio of the withdrawal to the Contract Value immediately prior to the withdrawal:

●	Ratio = Withdrawal / (Contract Value immediately prior to the withdrawal)

●	Ratio = $20,000 / $115,000 = 0.173913

Step 3: Calculate reduction to Purchase Payment:

●	Reduction to Purchase Payment = Ratio x (Purchase Payment prior to withdrawal)

●	Reduction to Purchase Payment = 0.173913 x $100,000 = $17,391.30

Step 4: Calculate Purchase Payment adjusted for withdrawals:

●	Purchase Payment adjusted for withdrawals = Purchase Payment prior to withdrawal – Reduction to Purchase Payment

●	Purchase Payment adjusted for withdrawals = $100,000 – $17,391.30 = $82,608.70

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Step 5: Calculate the Contract Value after the withdrawal:

●	Contract Value immediately after the withdrawal = Contract Value at the time of the withdrawal – withdrawal

●	Contract Value immediately after the withdrawal = $115,000 – $20,000 = $95,000

Step 6: Calculate the Death Benefit that would be payable immediately after the withdrawal:

●	Death Benefit payable immediately after the withdrawal = The greater of the Purchase Payment adjusted for withdrawals and Contract Value immediately after the withdrawal

●	Death Benefit payable immediately after the withdrawal = The greater of $82,608.70 and $95,000 = $95,000

●	The withdrawal of $20,000 reduced the Death Benefit payable by $20,000 (i.e., $115,000 - $95,000)

Example 2. This example assumes the Contract Value is less than the Purchase Payment at the time of the withdrawal.

Assume the following information:

●	Purchase Payment = $100,000

●	Withdrawal (including Surrender Charge and Interest Adjustment) = $20,000; no other withdrawals have been taken

●	Contract Value at the time of withdrawal, including Equity Adjustments = $60,000

Step 1: Calculate the Death Benefit that would be payable immediately prior to the withdrawal:

●	Death Benefit payable immediately prior to the withdrawal = The greater of the Purchase Payment and Contract Value

●	Death Benefit payable immediately prior to the withdrawal = The greater of $100,000 and $60,000 = $100,000

Step 2: Calculate ratio of the withdrawal to the Contract Value immediately prior to the withdrawal:

●	Ratio = Withdrawal / (Contract Value immediately prior to the withdrawal)

●	Ratio = $20,000 / $60,000 = 0.3333333

Step 3: Calculate reduction to Purchase Payment:

●	Reduction to Purchase Payment = Ratio x (Purchase Payment prior to withdrawal)

●	Reduction to Purchase Payment = 0.3333333 x $100,000 = $33,333.33

Step 4: Calculate Purchase Payment adjusted for withdrawals:

●	Purchase Payment adjusted for withdrawals = Purchase Payment prior to withdrawal – Reduction to Purchase Payment

●	Purchase Payment adjusted for withdrawals = $100,000 – $33,333.33 = $66,666.67

Step 5: Calculate the Contract Value after the withdrawal:

●	Contract Value immediately after the withdrawal = Contract Value at the time of the withdrawal – withdrawal

●	Contract Value immediately after the withdrawal = $60,000 – $20,000 = $40,000

Step 6: Calculate the Death Benefit that would be payable immediately after the withdrawal

●	Death Benefit payable immediately after the withdrawal = The greater of the Purchase Payment adjusted for withdrawals and Contract Value immediately after the withdrawal

●	Death Benefit payable immediately after the withdrawal = The greater of $66,666.67 and $40,000 = $66,666.67

●	The withdrawal of $20,000 reduced the Death Benefit payable by $33,333.33 (i.e., $100,000 - $66,666.67)

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As illustrated in Example 2, the Death Benefit calculation may result in a reduction in the Death Benefit that is significantly larger than the withdrawal amount.

The Death Benefit amount will not be less than the amount required by state law in which the Contract was delivered. The Death Benefit proceeds include any interest paid on the Death Benefit proceeds as required by state law. Interest, if any, will be calculated at the rate and for the time period required by state law. A Surrender Charge will not apply to Death Benefit proceeds.

Spousal Continuation

If the sole primary Beneficiary is the surviving Spouse of the deceased Owner, the surviving Spouse may elect to continue the Contract at the current Contract Value. In this event, the surviving Spouse will assume ownership of the Contract. Spousal continuation may only be exercised one time, and there is no impact on the Death Benefit.

Death of Owner or Annuitant After the Income Payout Date

We must be notified immediately of the death of an Annuitant or Owner. Proof of death will be required upon the death of an Annuitant or Owner. We are not responsible for any misdirected payments that result from the failure to notify us of any such death.

If all Annuitants die before all of the guaranteed income payments have been made, remaining guaranteed income payments will be treated as the Death Benefit and will be distributed in one of the following two ways:

a)	Income payments will be continued during the remainder of the guaranteed period certain to the Owner; or

b)	The present value of the remaining income payments computed at the interest rate used to create the income payout option in effect will be paid to the Owner.

If all Annuitants die and there are no remaining guaranteed income payments, the contract is terminated, and we have no further obligation under the contract.

If an Owner dies during the Payout Period, any remaining income payments will be distributed to the Beneficiary at least as rapidly as provided by the Income Payout Option in effect.

Interest on Death Benefit Proceeds

Interest will be paid on lump sum Death Benefit proceeds if required by state law. Interest, if any, will be calculated at the rate and for the time period required by state law.

Abandoned Property Requirements

Every state has unclaimed property laws which generally declare annuity contracts to be abandoned after a period of inactivity of three to five years from the date the Death Benefit is due and payable. For example, if the payment of a Death Benefit has been triggered, but, if after a thorough search, we are still unable to locate the Beneficiary, or the Beneficiary does not come forward to claim the Death Benefit in a timely manner, the Death Benefit will be paid to the abandoned property division or unclaimed property office of the state in which the Beneficiary or you last resided, as shown on our books and records, or to our state of domicile. The “escheatment” is revocable, however, and the state is obligated to pay the Death Benefit (without interest) if your Beneficiary steps forward to claim it with the proper documentation. To prevent such escheatment, it is important that you update your Beneficiary designations, including addresses, if and as they change. To make such changes, please contact us by writing to us or calling us at our Administrative Office.

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INCOME PAYMENTS – THE PAYOUT PERIOD

Income Payout Date

The anticipated Income Payout Date is the first Contract Anniversary after the oldest Annuitant’s 95th birthday. Even if the Annuitant is changed, the Income Payout Date will not change unless you request a different Income Payout Date via Authorized Request.

You may change the Income Payout Date by sending an Authorized Request in Good Order to our Administrative Office provided: (i) the request is made while an Owner is living; (ii) the request is received at our Administrative Office at least 30 days before the anticipated Income Payout Date; (iii) the requested Income Payout Date is at least two years after the Contract Issue Date; and (iv) the requested Income Payout Date is no later than the anticipated Income Payout Date as shown on your Contract Data Page. Any such change is subject to any maximum maturity Age restrictions that may be imposed by law.

Payout Period

The Payout Period is the period of time that begins on the Income Payout Date and continues until we make the last payment as provided by the Income Payout Option chosen. On the first day of the Payout Period, the Contract Value, including any applicable Equity Adjustment and Interest Adjustment, will be applied to the Income Payout Option you selected. See “Income Payout Options” on page 45. A Surrender Charge will not apply to proceeds applied to an Income Payout Option. You cannot change the Annuitant or Owner on or after the Income Payout Date for any reason.

Terms of Income Payments

We use fixed rates of interest to determine the amount of fixed income payments payable under the Income Payout Options. Fixed income payments are periodic payments from us to the Owner, the amount of which is fixed and guaranteed by us. The amount of each payment depends on the form and duration of the Income Payout Option chosen, the Age of the Annuitant, the gender of the Annuitant (if applicable), the amount applied to purchase the income payments and the applicable income purchase rates in the Contract. The income purchase rates in the Contract are based on a minimum guaranteed interest rate of 1%. We may, in our discretion and on a non-discriminatory basis, make income payments in an amount based on a higher interest rate. Once income payments begin, you cannot change the terms or method of those payments. We do not apply a Surrender Charge or Interest Adjustment to income payments.

We will make the first income payment on the Income Payout Date. We may require proof of age and gender (if the Income Payout Option rate is based on gender) of the Annuitant/Joint Annuitants before making the first income payment. To receive income payments, the Annuitant/Joint Annuitant must be living on the Income Payout Date and on the date that each subsequent payment is due as required by the terms of the Income Payout Option. We may require proof from time to time that this condition has been met.

INCOME PAYOUT OPTIONS

The amount applied to an Income Payout Option is equal to the Contract Value, including any applicable Equity Adjustment and Interest Adjustment, immediately prior to the commencement of the Payout Period less the amount of any premium taxes paid. To determine the Contract Value prior to the end of the Interest Term, we apply an Equity Adjustment to the amounts applied to an Income Payout Option, which may be positive or negative, instead of crediting interest. The Equity Adjustment and Interest Adjustment could significantly reduce the amount applied to an Income Payout Option.

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Election of an Income Payout Option

You and/or the Beneficiary may elect to receive one of the Income Payout Options described under “Options” below. The Income Payout Option and distribution, however, must satisfy the applicable distribution requirements of Section 72(s) or 401(a)(9) of the Internal Revenue Code, as applicable.

The election of an Income Payout Option must be made by Authorized Request. The election is irrevocable after the payments commence. The Owner may not assign or transfer any future payments under any option.

We will make income payments monthly, quarterly, semiannually, or annually for the Installment Option. Life Income and Joint and Survivor Life Income options allow monthly income payments.

You may change your Income Payout Option any time before payments begin on the Income Payout Date.

Income Payout Options

We offer the following Income Payout Options described below. The frequency and duration of income payments will affect the amount you receive with each payment. In general, if income payments are expected to be made over a longer period of time, the amount of each income payment will be less than the amount of each income payment if income payments are expected to be made over a shorter period of time. Similarly, more frequent income payments will result in the amount of each income payment being lower than if income payments were made less frequently for the same period of time. Additionally, electing an Income Payout Option on any day other than every sixth Contract Anniversary could significantly reduce the amount applied to the Income Option due to the Equity Adjustment and Interest Adjustment.

Option 1 – Installment Option. We will pay monthly income payments for a chosen number of years, not less than 10, nor more than 30. If the Annuitant dies before all income payments have been made for the chosen number of years, remaining guaranteed income payments will be treated as the Death Benefit and will be distributed in one of the following two ways: a.) income payments will be continued for the remainder of the period to the Owner; or b.) the present value of the remaining income payments, computed at the interest rate used to create the Option 1 rates, will be paid to the Owner.

Option 2 – Life Income Option – Guaranteed Period Certain. We will pay monthly income payments for as long as the Annuitant lives. If the Annuitant dies before all of the income payments have been made for the guaranteed period certain, remaining guaranteed income payments will be treated as the Death Benefit and will be distributed in one of the following two ways: a.) income payments will be continued during the remainder of the guaranteed period certain to the Owner; or b.) the present value of the remaining income payments, computed at the interest rate used to create the Option 2 rates, will be paid to the Owner. If a Guaranteed Period of 0 years is selected and the Annuitant dies before the first income payment is made, no income payments will be made and the Death Benefit described in the “DEATH BENEFIT – Death Benefit Proceeds Amount” on page 42 of this Prospectus will be paid.

The Guaranteed Period Certain choices are:

●	0 years (life income only);

●	5 years;

●	10 years;

●	15 years; or

●	20 years.

Option 3 – Joint and Survivor Life Income Option – 10-Year Guaranteed Period Certain. We will pay monthly income payments for as long as either of the Annuitants is living. If at the death of the second surviving Annuitant, income payments have been made for less than 10 years, remaining guaranteed income payments will be treated as the Death Benefit and will be distributed in one of the following two ways: a) income payments will be continued during the remainder of the guaranteed period certain to the Owner; or b) the present value of the remaining income payments, computed at the interest rate used to

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create the Option 3 rates, will be paid to the Owner.

Income payment(s) will be made to the Beneficiary if there is no surviving Owner. If there is no surviving Owner or Beneficiary, income payment(s) will be made to the Owner’s estate.

If you do not select an Income Payout Option, we will make monthly payments on the following basis, (unless the Internal Revenue Code (“IRC”) requires that we pay in some other manner in order for the Contract to qualify as an annuity or to comply with Section 401(a)(9) of the IRC, in which case we will comply with those requirements):

●	Income payments will be equal to the Contract Value, including any applicable Equity Adjustment and Interest Adjustment, applied to the Life Income Option with 10-Year Guaranteed Period Certain for Contracts with one Annuitant or the Joint and Survivor Life Income Option with 10-Year Guaranteed Period Certain for Contracts with two Annuitants, as described in Income Payout Options 2 and 3 above.
●	Upon the death of all Annuitants, we will pay the Beneficiary as described in Income Payout Options 2 and 3 above.

The minimum amount which can be applied under all income payout options is the greater of $2,500 or the amount required to provide an initial monthly income payment of $20. We may require due proof of age and gender of any Annuitant on whose life an income payout option is based.

We allow partial annuitization. Partial annuitization will count toward the Annual Free Withdrawal Amount.

The Income Payout Options described above may not be offered in all states. Any state variations are described in Appendix C to this Prospectus. Further, we may offer other Income Payout Options. More than one option may be elected. If your Contract is a Qualified Contract, not all options may satisfy required minimum distribution rules. In addition, note that effective for Qualified Contract Owners who die on or after January 1, 2020, subject to certain exceptions, most non-spouse designated beneficiaries must now complete death benefit distributions within ten years of the Owner’s death in order to satisfy required minimum distribution rules. You should consult a tax advisor before electing an Income Payout Option.

FEDERAL INCOME TAX MATTERS

The following discussion is general in nature and is not intended as tax advice. Each person concerned should consult a competent tax adviser. No attempt is made to consider any applicable state or other income tax laws, any state and local estate or inheritance tax, or other tax consequences of ownership or receipt of distributions under a Contract.

When you invest in an annuity contract, you usually do not pay taxes on your investment gains until you withdraw the money—generally for retirement purposes. If you invest in an annuity as part of an individual retirement plan, pension plan or employer-sponsored retirement program, your contract is called a Qualified Contract. If your annuity is independent of any formal retirement or pension plan, it is termed a Non-Qualified Contract. The tax rules applicable to Qualified Contracts vary according to the type of retirement plan and the terms and conditions of the plan. See “Non-Natural Person” below for a discussion of Non-Qualified Contracts owned by persons such as corporations and trusts that are not natural persons.

Tax Status of the Contracts

Tax law imposes several requirements that annuities must satisfy in order to receive the tax treatment normally accorded to annuity contracts.

Required Distributions. In order to be treated as an annuity contract for Federal income tax purposes, Section 72(s) of the Internal Revenue Code requires any Non-Qualified Contract to contain certain provisions specifying how your interest in the Contract will be distributed in the event of the death of an Owner of the Contract. Specifically, Section 72(s) requires that (i) if any Owner dies on or after the annuity

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starting date, but prior to the time the entire interest in the Contract has been distributed, the entire interest in the Contract will be distributed at least as rapidly as under the method of distribution being used as of the date of such Owner’s death; and (ii) if any Owner dies prior to the annuity starting date, the entire interest in the Contract will be distributed within five years after the date of such Owner’s death unless distributions are made over life or life expectancy, beginning within one year of the death of the Owner. However, if the designated Beneficiary is the surviving spouse of the deceased Owner, the Contract may be continued with the surviving spouse as the new Owner.

The Non-Qualified Contracts contain provisions that are intended to comply with these Internal Revenue Code requirements, although no regulations interpreting these requirements have yet been issued. We intend to review such provisions and modify them if necessary, to assure that they comply with the applicable requirements when such requirements are clarified by regulation or otherwise.

Other rules may apply to Qualified Contracts.

Taxation of Non-Qualified Contracts

Non-Natural Person. If a non-natural person (e.g., a corporation or a trust) owns a Non-Qualified Contract, the taxpayer generally must include in income any increase in the excess of the account value over the investment in the Contract (generally, the Purchase Payment or other consideration paid for the Contract) during the taxable year. There are some exceptions to this rule and a prospective Owner that is a non-natural person should discuss these with a tax adviser.

The following discussion generally applies to Contracts owned by natural persons.

Withdrawals. When a withdrawal from a Non-Qualified Contract occurs, the amount received will be treated as ordinary income subject to tax up to an amount equal to the excess (if any) of the Contract Value, without adjustment for any applicable Surrender Charge, immediately before the distribution over the Owner’s investment in the Contract (generally, the Purchase Payment or other consideration paid for the Contract, reduced by any amount previously distributed from the Contract that was not subject to tax) at that time. The Contract Value immediately before a withdrawal may have to be increased by any positive Interest Adjustment that results from a withdrawal. There is, however, no definitive guidance on the proper tax treatment of Interest Adjustments and you may want to discuss the potential tax consequences of an Interest Adjustment with your tax adviser. In the case of a surrender under a Non-Qualified Contract, the amount received generally will be taxable only to the extent it exceeds the Owner’s investment in the Contract.

In the case of a withdrawal under a Qualified Contract, a ratable portion of the amount received is taxable, generally based on the ratio of the “investment in the contract” to the individual’s total account balance or accrued benefit under the retirement plan. The “investment in the contract” generally equals the amount of any non-deductible Purchase Payment paid by or on behalf of any individual. In many cases, the “investment in the contract” under a Qualified Contract can be zero.

Additional Tax on Certain Withdrawals. In the case of a distribution from a Non-Qualified Contract and Qualified Contract, there may be an imposed federal additional tax equal to ten percent of the amount treated as income. In general, however, there is no penalty on distributions if they are:

●	made on or after the taxpayer reaches age 59½;
●	made on or after the death of an Owner;
●	attributable to the taxpayer’s becoming disabled; or
●	made as part of a series of substantially equal periodic payments for the life (or life expectancy) of the taxpayer.

Other exceptions may be applicable under certain circumstances and special rules may be applicable in connection with the exceptions enumerated above. Additional exceptions may apply to distributions from a Qualified Contract. You should consult a qualified tax adviser.

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Income Payments. Although tax consequences may vary depending on the payout option elected under an annuity contract, a portion of each income payment is generally not taxed and the remainder is taxed as ordinary income. The non-taxable portion of an income payment is generally determined in a manner that is designed to allow you to recover your investment in the Contract ratably on a tax-free basis over the expected stream of income payments, as determined when income payments start. Once your investment in the Contract has been fully recovered, however, the full amount of each income payment is subject to tax as ordinary income.

Partial Annuitization.  If part of an annuity contract’s value is applied to an annuity option that provides payments for one or more lives or for a period of at least ten years, those payments may be taxed as annuity payments instead of withdrawals.  The payment options under the Contract are intended to qualify for this “partial annuitization” treatment.  Please consult a tax advisor if you are considering a partial annuitization.

Taxation of Death Benefit Proceeds. Amounts may be distributed from a Contract because of your death or the death of the Annuitant. Generally, such amounts are includible in the income of the recipient as follows: (i) if distributed in a lump sum, they are taxed in the same manner as surrender of the Contract, or (ii) if distributed under a payout option, they are taxed in the same way as income payments.

Transfers, Assignments or Exchanges of the Contract. A transfer or assignment of ownership of the Contract, the designation of an Annuitant other than the Owner, the selection of certain maturity dates, or the exchange of the Contract may result in certain tax consequences to you that are not discussed herein. An Owner contemplating any such transfer, assignment or exchange, should consult a tax advisor as to the tax consequences.

Withholding. Annuity distributions are generally subject to withholding for the recipient’s federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions. Certain limitations may apply that are not discussed herein. An Owner contemplating an election not to have withholding should consult a tax advisor as to the tax consequences.

Multiple Contracts. All Non-Qualified deferred annuity contracts that are issued by us (or our affiliates) to the same Owner during any calendar year are treated as one annuity contract for purposes of determining the amount includible in such Owner’s income when a taxable distribution occurs.

Further Information. We believe that the Contracts will qualify as annuity contracts for federal income tax purposes and the above discussion is based on that assumption.

Taxation of Qualified Contracts

The tax rules applicable to Qualified Contracts vary according to the type of retirement plan and the terms and conditions of the plan. Your rights under a Qualified Contract may be subject to the terms of the retirement plan itself, regardless of the terms of the Qualified Contract. Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions with respect to the Contract comply with the law. This Contract is available as a Qualified Contract as follows.

Individual Retirement Annuities (IRAs), as defined in Section 408 of the Internal Revenue Code, permit individuals to make annual contributions of up to the lesser of a specified dollar amount for the year or the amount of compensation includible in the individual’s gross income for the year. The contributions may be deductible in whole or in part, depending on the individual’s income. Distributions from certain retirement plans may be “rolled over” into an IRA on a tax-deferred basis without regard to these limits. Amounts in the IRA (other than nondeductible contributions) are taxed when distributed from the IRA. A 10% additional tax generally applies to distributions made before age 59½, unless an exception applies. Distributions that are rolled over to an IRA within 60 days are not immediately taxable, however only one such rollover is permitted each year. An individual can make only one rollover from an IRA to another (or the same) IRA in any 12-month period, regardless of the number of IRAs that are owned. The limit will apply by aggregating all of an individual’s IRAs, including SEP and SIMPLE IRAs as well as traditional and Roth IRAs, effectively

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treating them as one IRA for purposes of the limit. This limit does not apply to direct trustee-to-trustee transfers or conversation to Roth IRAs.

Roth IRAs, as described in Internal Revenue Code Section 408A, permit certain eligible individuals to contribute to make non-deductible contributions to a Roth IRA in cash or as a rollover or transfer from another Roth IRA or other IRA. A rollover from or conversion of an IRA to a Roth IRA is generally subject to tax and other special rules apply. The Owner may wish to consult a tax adviser before combining any converted amounts with any other Roth IRA contributions, including any other conversion amounts from other tax years. Distributions from a Roth IRA generally are not taxed, except that, once aggregate distributions exceed contributions to the Roth IRA, income tax and a 10% additional tax may apply to distributions made (i) before age 59½ (subject to certain exceptions), or (ii) during the five taxable years starting with the year in which the first contribution is made to any Roth IRA. A 10% additional tax may apply to amounts attributable to a conversion from an IRA if they are distributed during the five taxable years beginning with the year in which the conversion was made. Distributions that are rolled over to an IRA within 60 days are not immediately taxable, however only one such rollover is permitted each year. An individual can make only one rollover from an IRA to another (or the same) IRA in any 12-month period, regardless of the number of IRAs that are owned. The limit will apply by aggregating all of an individual’s IRAs, including SEP and SIMPLE IRAs as well as traditional and Roth IRAs, effectively treating them as one IRA for purposes of the limit. This limit does not apply to direct trustee-to-trustee transfers or conversions to Roth IRAs.

Other Tax Issues. Qualified Contracts have minimum distribution rules that govern the timing and amount of distributions. You should refer to your retirement plan, adoption agreement, or consult a tax adviser for more information about these distribution rules. Please note recent important changes to the required minimum distribution rules. Under IRAs and defined contribution retirement plans, most non-spouse beneficiaries will no longer be able to satisfy these rules by “stretching” payouts over life. Instead, those beneficiaries will have to take their after-death distributions within ten years. Certain exceptions apply to “eligible designated beneficiaries” which include disabled and chronically ill individuals. Individuals who are ten or less years younger than the deceased individual and children who have not reached the age of majority. This change applies to distributions to designated beneficiaries of individuals who die on and after January 1, 2020. Consult a tax advisor if you are affected by these new rules.

Distributions from Qualified Contracts generally are subject to withholding for the Owner’s federal income tax liability. The withholding rate varies according to the type of distribution and the Owner’s tax status. The Owner will be provided the opportunity to elect not have tax withheld from distributions. Certain limitations may apply.

Federal Estate Taxes, Gift and Generation-Skipping Transfer Taxes

While no attempt is being made to discuss in detail the Federal estate tax implications of the Contract, a purchaser should keep in mind that the value of an annuity contract owned by a decedent and payable to a Beneficiary by virtue of surviving the decedent is included in the decedent’s gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the contingent Owner or the actuarial value of the payments to be received by the Beneficiary. Consult an estate planning adviser for more information.

Under certain circumstances, the Internal Revenue Code may impose a “generation skipping transfer (“GST”) tax” when all or part of an annuity contract is transferred to, or a Death Benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Internal Revenue Code may require us to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS.

The potential application of these taxes underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.

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Medicare Tax

Distributions from non-qualified annuity policies will be considered “investment income” for purposes of the Medicare tax on investment income. Thus, in certain circumstances, a 3.8% tax may be applied to some or all of the taxable portion of distributions (e.g., earnings) to individuals whose income exceeds certain threshold amounts. Please consult a tax advisor for more information.

Same-Sex Spouses

The Contract provides that upon your death, a surviving Spouse may have certain continuation rights that he or she may elect to exercise for the Contract’s Death Benefit and any joint-life coverage under an optional living benefit. All Contract provisions relating to spousal continuation are available only to a person who meets the definition of “spouse” under federal law. The U.S. Supreme Court has held that same-sex marriages must be permitted under state law and that marriages recognized under state law will be recognized for federal law purposes. Domestic partnerships and civil unions that are not recognized as legal marriages under state law, however, will not be treated as marriages under federal law. Consult a tax adviser for more information on this subject.

Annuity Purchases by Nonresident Aliens and Foreign Corporations

The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate unless a lower treaty rate applies. In addition, such purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Additional withholding may occur with respect to entity purchasers (including foreign corporations, partnerships and trusts) that are not U.S. residents. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S., state, and foreign taxation with respect to an annuity contract purchase.

Possible Tax Law Changes

Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Contract could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Contract.

We have the right to modify the Contract in response to legislative changes that could otherwise diminish the favorable tax treatment that annuity contract owners currently receive. We make no guarantee regarding the tax status of the Contract and do not intend the above discussion as tax advice.

OTHER INFORMATION

Important Information about the Indices

S&P 500 Index. The Contract is not sponsored, endorsed, sold or promoted by Standard & Poor’s, a division of the McGraw-Hill companies, Inc. (“S&P”). S&P makes no representation or warranty, express or implied, to the Owners of the Contract or any member of the public regarding the advisability of investing in securities generally or in the Contract particularly or the ability of the S&P 500 Index to track general stock market performance. S&P’s only relationship to the Company is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the Company or the Contract. S&P has no obligation to take the needs of the Company or the Owners of the Contract into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Contract or the timing of the issuance or sale of the Contract or in determination or calculation of the equation by which the Contract is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Contract.

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S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN, AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE COMPANY, OWNERS OF THE PRODUCT, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

The S&P 500 Index is a stock market index based on the market capitalizations of 500 leading companies publicly traded in the U.S. stock market, as determined by Standard & Poor’s. The S&P 500 Index can go up or down based on the stock prices of the 500 companies that comprise the Index. The S&P 500 Index does not include dividends paid on the securities comprising the Index and therefore does not reflect the full investment performance of the underlying securities.

The S&P 500 Index is a trademark of Standard & Poor’s or its affiliates and has been licensed for use by the Company.

Barclays Risk Balanced Index. Neither Barclays Bank PLC (“BB PLC”) nor any of its affiliates (collectively ‘Barclays’) is the issuer or producer of TruStage™ ZoneChoice Annuity and Barclays has no responsibilities, obligations or duties to investors in TruStage™ ZoneChoice Annuity. The Barclays Risk Balanced Index (the “Index”), together with any Barclays indices that are components of the Index, is a trademark owned by Barclays and, together with any component indices and index data, is licensed for use by the Company as the issuer or producer of TruStage™ ZoneChoice Annuity (the “Issuer”).

Barclays’ only relationship with the Issuer in respect of the Index is the licensing of the Index, which is administered, compiled and published by BB PLC in its role as the index sponsor (the “Index Sponsor”) without regard to the Issuer or the TruStage™ ZoneChoice Annuity or investors in the TruStage™ ZoneChoice Annuity. Additionally, the Company as issuer or producer TruStage™ ZoneChoice Annuity may for itself execute transaction(s) with Barclays in or relating to the Index in connection with TruStage™ ZoneChoice Annuity. Investors acquire TruStage™ ZoneChoice Annuity from the Company and investors neither acquire any interest in the Index nor enter into any relationship of any kind whatsoever with Barclays upon making an investment TruStage™ ZoneChoice Annuity. The TruStage™ ZoneChoice Annuity is not sponsored, endorsed, sold or promoted by Barclays and Barclays makes no representation regarding the advisability of the TruStage™ ZoneChoice Annuity or use of the Index or any data included therein. Barclays shall not be liable in any way to the Issuer, investors or to other third parties in respect of the use or accuracy of the Index or any data included therein.

Barclays Index Administration (“BINDA”), a distinct function within BB PLC, is responsible for day-to-day governance of BB PLC’s activities as Index Sponsor.

To protect the integrity of Barclays’ indices, BB PLC has in place a control framework designed to identify and remove and/or mitigate (as appropriate) conflicts of interest. Within the control framework, BINDA has the following specific responsibilities:

●	oversight of any third party index calculation agent;

●	acting as approvals body for index lifecycle events (index launch, change and retirement); and

●	resolving unforeseen index calculation issues where discretion or interpretation may be required (for example: upon the occurrence of market disruption events).

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To promote the independence of BINDA, the function is operationally separate from BB PLC’s sales, trading and structuring desks, investment managers, and other business units that have, or may be perceived to have, interests that may conflict with the independence or integrity of Barclays’ indices.

Notwithstanding the foregoing, potential conflicts of interest exist as a consequence of BB PLC providing indices alongside its other businesses. Please note the following in relation to Barclays’ indices:

●	BB PLC may act in multiple capacities with respect to a particular index including, but not limited to, functioning as index sponsor, index administrator, index owner and licensor.

●	Sales, trading or structuring desks in BB PLC may launch products linked to the performance of an index. These products are typically hedged by BB PLC’s trading desks. In hedging an index, a trading desk may purchase or sell constituents of that index. These purchases or sales may affect the prices of the index constituents which could in turn affect the level of that index.

●	BB PLC may establish investment funds that track an index or otherwise use an index for portfolio or asset allocation decisions.

The Index Sponsor is under no obligation to continue the administration, compilation and publication of the Index or the level of the Index. While the Index Sponsor currently employs the methodology ascribed to the Index (and application of such methodology shall be conclusive and binding), no assurance can be given that market, regulatory, juridical, financial, fiscal or other circumstances (including, but not limited to, any changes to or any suspension or termination of or any other events affecting any constituent within the Index) will not arise that would, in the view of the Index Sponsor, necessitate an adjustment, modification or change of such methodology. In certain circumstances, the Index Sponsor may suspend or terminate the Index. The Index Sponsor has appointed a third-party agent (the “Index Calculation Agent”) to calculate and maintain the Index. While the Index Sponsor is responsible for the operation of the Index, certain aspects have thus been outsourced to the Index Calculation Agent.

Barclays

1.	makes no representation or warranty, express or implied, to the Issuer or any member of the public regarding the advisability of investing in transactions generally or the ability of the Index to track the performance of any market or underlying assets or data; and
2.	has no obligation to take the needs of the Issuer into consideration in administering, compiling or publishing the Index.

Barclays has no obligation or liability in connection with administration, marketing or trading of the TruStage™ ZoneChoice Annuity.

The licensing agreement between the Company and BB PLC is solely for the benefit of the Company and Barclays and not for the benefit of the owners of the TruStage™ ZoneChoice Annuity, investors or other third parties.

BARCLAYS DOES NOT GUARANTEE, AND SHALL HAVE NO LIABILITY TO THE PURCHASERS AND TRADERS, AS THE CASE MAY BE, OF THE TRANSACTION OR TO THIRD PARTIES FOR THE QUALITY, ACCURACY AND/OR COMPLETENESS OF THE INDEX OR ANY DATA INCLUDED THEREIN OR FOR INTERRUPTIONS IN THE DELIVERY OF THE INDEX. BARCLAYS MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE INDEX INCLUDING, WITHOUT LIMITATION, THE INDICES, OR ANY DATA INCLUDED THEREIN. IN NO EVENT SHALL BARCLAYS HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES, OR ANY LOST PROFITS, EVEN IF NOTIFIED OF THE POSSIBLITY OF SUCH DAMAGES SAVE TO THE EXTENT THAT SUCH EXCLUSION OF LIABILITY IS PROHIBITED BY LAW.

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None of the information supplied by Barclays and used in this publication may be reproduced in any manner without the prior written permission of Barclays Bank PLC. Barclays Bank PLC is registered in England No. 1026167. Registered office 1 Churchill Place London E14 5HP.

Any reference to ‘Bloomberg Index Services Limited’ (including as abbreviated to ‘Bloomberg’) in their capacity as the index calculation agent must include the following:

Bloomberg Index Services Limited is the official index calculation and maintenance agent of the Index, an index owned and administered by Barclays. Bloomberg Index Services Limited does not guarantee the timeliness, accurateness, or completeness of the Index calculations or any data or information relating to the Index. Bloomberg Index Services Limited makes no warranty, express or implied, as to the Index or any data or values relating thereto or results to be obtained therefrom, and expressly disclaims all warranties of merchantability and fitness for a particular purpose with respect thereto. To the maximum extent allowed by law, Bloomberg Index Services Limited, its affiliates, and all of their respective partners, employees, subcontractors, agents, suppliers and vendors (collectively, the “protected parties”) shall have no liability or responsibility, contingent or otherwise, for any injury or damages, whether caused by the negligence of a protected party or otherwise, arising in connection with the calculation of the Index or any data or values included therein or in connection therewith and shall not be liable for any lost profits, losses, punitive, incidental or consequential damages.

Distribution of the Contract

We offer the Contract on a continuous basis. We have entered into a distribution agreement with our affiliate, CBSI, for the distribution of the Contract. MEMBERS Life Insurance Company and CBSI are both wholly-owned subsidiaries of CUNA Mutual Investment Corporation. The principal business address of CBSI is 2000 Heritage Way, Waverly, IA 50677.

We and CBSI enter into selling agreements with other broker-dealer firms (the “Selling Broker-Dealers”) registered under the Securities Exchange Act of 1934, as amended (the “1934 Act”), who are members of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Contracts are sold by registered representatives of the Selling Broker-Dealers (the “Selling Agents”). In those states where the Contract may be lawfully sold, the Selling Agents are licensed as insurance agents by applicable state insurance authorities and appointed as agents of the Company. CBSI also offered securities to customers through CBSI registered representatives until May 2022. Through an agreement between LPL Financial (“LPL”) and CBSI, the majority of these former CBSI registered representatives, which primarily include employees of CBSI’s affiliates or the credit union where their FINRA registered branch is located, registered with LPL. LPL is one of the Selling Broker-Dealers. CBSI receives compensation from LPL for sales by certain LPL registered representatives pursuant to networking agreements with various credit unions, LPL and CBSI.

We pay CBSI and/or our affiliates pay the Selling Broker-Dealers compensation for the promotion and sale of the Contract. The Selling Agents who solicit sales of the Contract typically receive a portion of the compensation paid to the Selling Broker-Dealers in the form of commissions or other compensation, depending on the agreement between the Selling Broker-Dealer and the Selling Agent. The amount and timing of commissions we may pay to Selling Broker-Dealers may vary depending on the selling agreement and the Contract sold but is not expected to be more than 7.25% of the Purchase Payment. We may also pay asset-based commission (sometimes called trail commissions) in addition to the Purchase Payment-based commission. We may pay or allow other promotional incentives or payments in the form of cash or other compensation to the extent permitted by FINRA rules and other applicable laws and regulations.

We also pay compensation to wholesaling broker-dealers or other firms or intermediaries, including payments to affiliates of ours, in return for wholesaling services such as providing marketing and sales support, product training and administrative services to the Selling Agents of the Selling Broker-Dealers. These allowances may be based on a percentage of the Purchase Payment.

In addition to the compensation described above, we may make additional cash payments, in certain circumstances referred to as “override” compensation or reimbursements to Selling Broker-Dealers in

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recognition of their marketing and distribution, transaction processing and/or administrative services support. These payments are not offered to all Selling Broker-Dealers, and the terms of any particular agreement governing the payments may vary among Selling Broker-Dealers depending on, among other things, the level and type of marketing and distribution support provided. Marketing and distribution support services may include, among other services, placement of the Company’s products on the Selling Broker-Dealers’ preferred or recommended list, increased access to the Selling Broker-Dealers’ registered representatives for purposes of promoting sales of our products, assistance in training and education of the Selling Agents, and opportunities for us to participate in sales conferences and educational seminars. The payments or reimbursements may be calculated as a percentage of the particular Selling Broker-Dealer’s actual or expected aggregate sales of our annuity contracts (including the Contract) and/or may be a fixed dollar amount. Broker-dealers receiving these additional payments may pass on some or all of the payments to the Selling Agent.

You should ask your Selling Agent for further information about what commissions or other compensation he or she, or the Selling Broker-Dealer for which he or she works, may receive in connection with your purchase of a Contract.

Commissions and other incentives or payments described above are not charged directly to you. We intend to recover commissions and other compensation, marketing, administrative and other expenses and costs of Contract benefits through the fees and charges imposed under the Contract.

Business Disruption and Cyber-Security Risks

We rely heavily on interconnected computer systems and digital data to conduct our index-linked product business activities. Because our index-linked product business is highly dependent upon the effective operation of our computer systems and those of our business partners, our business is vulnerable to disruptions from utility outages, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware and software malfunctions), and cyber-attacks. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service, attacks on websites and other operational disruption and unauthorized release of confidential Owner information. Such systems failures and cyber-attacks affecting us, CBSI and intermediaries may adversely affect us and your Contract Value. For instance, systems failures and cyber-attacks may interfere with our processing of Contract transactions, including the processing of orders, impact our ability to calculate Contract Value, cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or CBSI and intermediaries to regulatory fines and financial losses and/or cause reputational damage. The risk of cyber-attacks may be higher during periods of geopolitical turmoil (such as the Russian invasion of Ukraine and the responses by the United States and other governments). There can be no assurance that we, CBSI or intermediaries will avoid losses affecting your Contract due to cyber-attacks or information security breaches in the future.

Authority to Change

Only the President or Secretary of the Company may change or waive any of the terms of your Contract. Any change must be in writing and signed by the President or Secretary of the Company. You will be notified of any such change, as required by law.

Incontestability

We consider all statements in your application (in the absence of fraud) to be representations and not warranties. We will not contest your Contract.

Misstatement of Age or Gender

If an Annuitant’s date of birth is misstated, we will adjust the income Payments under the Contract to be equal to the payout amount the Contract Value would have purchased based on the individuals correct date

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of birth. If an Annuitant’s gender has been misstated, and the life income rate type is based on gender, we will adjust the income payments under the Contract to be equal to the payout amount the Contract Value would have purchased based on the Annuitant’s correct gender. We will add any underpayments to the next payment. We will subtract any overpayment from future payments. We will not credit or charge any interest to any underpayment or overpayment.

Conformity with Applicable Laws

The provisions of the Contract conform to the minimum requirements of the state in which the Contract is delivered (i.e., the “state of issue”). The laws of the state of issue control any conflicting laws of any other state in which the Owner may live on or after the Contract Issue Date. If any provision of your Contract is determined not to provide the minimum benefits required by the state in which the Contract is issued, such provision will be deemed to be amended to conform or comply with such laws or regulations. Further, the Company will amend the Contract to comply with any changes in law governing the Contract or the taxation of benefits under the Contract.

Reports to Owners

At least annually, we will mail a report to you at your last known address of record, a report that will state the beginning and end dates for the current report period; your Contract Value at the beginning and end of the current report period; the amounts that have been credited and debited to your Contract Value during the current report period, identified by the type of activity the amount represents; the Surrender Value at the end of the current report period; and any other information required by any applicable law or regulation.

You also will receive confirmations of each financial transaction, such as transfers, withdrawals, and surrenders.

Householding

To reduce service expenses, the Company may send only one copy of certain mailings and reports per household, regardless of the number of contract owners at the household. However, you may obtain additional copies upon request to the Company. If you have questions, please call us at 1-800-798-5500, Monday through Friday, 7:30 A.M. to 6:00 P.M., Central Time.

Change of Address

You may change your address by writing to us at our Administrative Office. If you change your address, we will send a confirmation of the address change to both your old and new addresses.

Inquiries

You may make inquiries regarding your Contract by writing to us or calling us at our Administrative Office.

CORPORATE HISTORY OF THE COMPANY

We are a wholly-owned indirect subsidiary of CMFG Life Insurance Company (“CMFG Life”) and a direct wholly-owned subsidiary of CUNA Mutual Investment Corporation (“CMIC”). We were formed by CMFG Life on February 27, 1976, as a stock life insurance company under the laws of the State of Wisconsin for the purpose of writing credit disability insurance. The original name of the Company was CUDIS Insurance Society, Inc. On August 3, 1989, the Company’s name changed to CUMIS Life Insurance, Inc., and was subsequently changed to its current name on January 1, 1993. League Life Insurance Company (Michigan) merged into the Company on January 1, 1992 in connection with the concurrent merger of MEMBERS Life Insurance Company (Texas) into the Company. We re-domiciled from Wisconsin to Iowa on May 3, 2007. On February 17, 2012, we amended and restated our Articles of Incorporation to change our purpose to be the writing of any and all of the lines of insurance and annuity business authorized by Iowa Code Chapter

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508 and any other line of insurance or annuity business authorized by the laws of the State of Iowa. Currently, we have no employees.

CMFG Life is a stock insurance company organized on May 20, 1935 and domiciled in Iowa. CMFG Life is one of the world’s largest direct underwriters of credit life and disability insurance and is a major provider of qualified pension products to credit unions. Further, CMFG Life and its affiliated companies currently offer deferred and immediate annuities, individual term and permanent life insurance, and accident and health insurance. In 2012, CMFG Life was reorganized as a wholly-owned subsidiary of TruStage Financial Group, Inc. (f/k/a CUNA Mutual Financial Group, Inc.), which is a wholly-owned subsidiary of CUNA Mutual Holding Company (“CM Holding”), a mutual holding company organized under the laws of the State of Iowa.

In August 2013, the Company began issuing an Index-Linked Annuity Contract under the name “MEMBERS® Zone Annuity”. In July 2016, the Company began issuing a flexible premium variable and index-linked annuity contract under “MEMBERS® Horizon Variable Annuity”. In December 2018, the Company began issuing a flexible premium variable and index-linked annuity contract under “MEMBERS® Horizon II Flexible Premium Deferred Variable and Index Linked Annuity”. In August 2019, the Company began issuing a single premium deferred index annuity under the name “CUNA Mutual Group Zone Income Annuity.” In July 2021, the Company began issuing a single premium deferred annuity with index-linked interest options under the name “CUNA Mutual Group ZoneChoice™ Annuity”. Effective May 1, 2023, the MEMBERS® Horizon II Flexible Premium Deferred Variable and Index Linked Annuity, CUNA Mutual Group Zone Income Annuity, and CUNA Mutual Group ZoneChoice™ Annuity were renamed the TruStage™ Horizon II Flexible Premium Deferred Variable and Index Linked Annuity, TruStage™ Zone Income Annuity, and TruStage™ ZoneChoice Annuity, respectively. These annuity contracts account for all the new product sales of the Company. The Company also serves previously existing blocks of individual and group life policies.

CMFG Life provides significant services required in the conduct of the Company’s operations. We have entered into a Cost Sharing, Procurement, Disbursement, Billing and Collection Agreement for the administration of our business pursuant to which CMFG Life performs certain administrative functions related to agent licensing, payment of commissions, actuarial services, annuity policy issuance and service, accounting and financial compliance, market conduct, general and informational services and marketing as well as share certain resources and personnel with us; and pursuant to which CMFG Life provides us with certain procurement, disbursement, billing and collection services.

You may write us at 2000 Heritage Way, Waverly, Iowa 50677-9202, or call us at 1-800-798-5500.

We share office space with our indirect parent, CMFG Life. CMFG Life occupies office space in Madison, Wisconsin and Waverly, Iowa that is owned by CMFG Life. Expenses associated with the facilities are allocated to us through the Amended and Restated Expense Sharing Agreement that we entered into with CMFG Life on January 1, 2015.

Financial Information

Our financial statements have been prepared in accordance with the statutory accounting principles and practices prescribed by the insurance regulatory authorities in the Company’s state of domicile.

Investments

Our investment portfolio consists primarily of fixed income securities.

Reinsurance

We reinsure our life insurance exposure with an affiliated insurance company under a traditional indemnity reinsurance arrangement. We entered into a Coinsurance Agreement with CMFG Life in 2012. Under this agreement, we agreed to cede 95% of all insurance in force as of October 31, 2012 to CMFG Life. On September 30, 2015, we amended the Coinsurance Agreement with CMFG Life and now cede 100% of

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our insurance policies in force to CMFG Life. In 2013, we entered into a second agreement to cede 100% of the business related to MEMBERS® Zone Annuity contracts to CMFG Life. On November 1, 2015, we entered into a Coinsurance and Modified Coinsurance Agreement with CMFG Life to cede 100% of the business related to MEMBERS® Horizon Flexible Premium Deferred Variable and Index Linked Annuity contracts. On October 15, 2018, we amended the Coinsurance and Modified Coinsurance Agreement with CMFG Life to cede 100% of the business related to MEMBERS® Horizon II Flexible Premium Deferred Variable and Index Linked Annuity contracts. Effective January 1, 2019 an Amended and Restated Coinsurance and Modified Coinsurance Agreement with CMFG Life ceding 100% of the business relating to the MEMBERS Zone Annuity contracts, the MEMBERS Horizon Flexible Premium Deferred Variable and Index Linked Annuity contracts, the MEMBERS Horizon II Flexible Premium Deferred Variable and Index Linked Annuity contracts and the CUNA Mutual Group Zone Income™ Annuity Contracts was put in place. This Amended and Restated Coinsurance and Modified Coinsurance Agreement replaced all prior reinsurance agreements relating to the variable and index-linked annuity contracts issued by the Company. These agreements do not relieve us of our obligations to our policyholders under contracts covered by these agreements. However, they do transfer all of the Company’s underwriting profits and losses to CMFG Life and require CMFG Life to indemnify the Company for all of its liabilities.

Policy Liabilities and Accruals

The applicable accounting standards and state insurance laws under which we operate require that we record policy liabilities to meet the future obligations associated with all of our outstanding policies.

POTENTIAL RISK FACTORS THAT MAY AFFECT OUR BUSINESS AND OUR FUTURE RESULTS

Risks Related to Global Capital Markets, Economy, Competition, and Events Outside Our Control

We are vulnerable to market uncertainty and financial instability. Conditions in the global capital markets and economy could deteriorate in the near future and affect our financial position and our level of earnings from our operations.

Markets in the United States and elsewhere are subject to volatility and disruption. Factors including the COVID-19 pandemic, civil unrest, availability and cost of credit, geopolitical issues and trade disputes have contributed to increased volatility in worldwide capital and equity markets. These global factors also could impact business and consumer confidence and may lead to economic uncertainty, stay-at-home orders, and business shutdowns, thereby causing a slowdown in economic activity. Changes in interest rates and credit spreads could result in fluctuations in the income derived from our investments and could cause a material adverse effect on our business, financial condition, results of operations and cash flows. General economic conditions could also adversely affect the Company by impacting consumer by driving decreased demand for the Company’s products. For example, holders of interest-sensitive life insurance and annuity products may engage in an elevated level of discretionary withdrawals of contract-holder funds, which would adversely affect our business.

Any economic downturn or market disruption could negatively impact our ability to invest our funds. Specifically:

●	our investment portfolio could incur other-than-temporary impairments;

●	due to potential downgrades in our investment portfolio, we could be required to raise additional capital to sustain our current business in force and new sales of our annuity products, which may be difficult in a distressed market. If capital would be available, it may be at terms that are not favorable to us; or

●	our liquidity could be negatively affected. The principal sources of our liquidity are monthly settlements under the coinsurance agreements with CMFG Life, annuity deposits, investment income, proceeds from the sale, maturity and call of investments and capital contributions from CMFG Life. Without sufficient liquidity to pay our policyholder benefits

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and operating expenses, we could be forced to further limit our operations, and our business could suffer.

Events outside of our control may negatively affect our business continuity, results of operations and financial performance.

The occurrence of a disaster, such as a natural catastrophe, pandemic, industrial accident, blackout, terrorist attack, war, cyberattack, computer virus, insider threat, unanticipated problems with our disaster recovery processes, a support failure from external providers or other events outside of our control, could have an adverse effect on our ability to conduct business and on our results of operations and financial condition, particularly if those events affects our computer-based data processing transmission, storage, and retrieval systems or destroy data. If a significant number of employees were unavailable in the event of a disaster, our ability to effectively conduct business could be severely compromised. Our systems are also subject to compromise from internal threats. In addition to disruptions to our operations, period of market volatility may occur in response to pandemics or other events outside of our control.

The failure to understand and respond effectively to the risks associated with global climate change could adversely affect our achievement of our long-term strategy.

Global climate change could pose a systemic risk to the financial system. Global climate change could increase the frequency and severity of weather-related disasters and pandemics. Efforts to reduce greenhouse gas emissions and limit global warming could impact global investment asset valuations. There is also a risk that some asset sectors could face significantly higher costs and an adjustment to asset values leading to an adverse impact on the value and future performance of investment assets as a result of global climate change and regulatory or other responses, including changing preferences of investment managers and investors and their evaluation of associated risk. Climate change could also impact other counterparties, including reinsurers and derivatives counterparties. A failure to identify and address these global climate issues could cause a material adverse effect on the achievement of our business objectives.

The duration of the COVID-19 pandemic, development of variant strains of the virus, and actions taken by governmental authorities in response to the continued pandemic may adversely impact our business, financial condition, results of operations and cash flows.

We continue to closely monitor developments related to COVID-19. The extent to which the COVID-19 pandemic impacts our business, results of operations, financial condition and cash flows will depend on future developments, which remain uncertain, including the efficacy of vaccines and effective long-term treatments against variant strains of COVID-19. We are also unable to predict the duration and effectiveness of governmental and regulatory actions taken to contain the variant strains or the impact of future laws, regulations or restrictions on our business. These potential impacts, while uncertain, could adversely affect our results of operations and financial performance.

We operate in a highly competitive industry, which may impair our ability to attract new customers and impair our ability to retain customers, which could impact profitability and financial strength.

We face competition from companies that are substantially larger and enjoy substantially greater financial resources, claims-paying ability and financial strength, broader and more diversified product lines and more widespread distribution relationships. Our annuity products compete with fixed indexed, traditional fixed rate and variable annuities (and combinations thereof) sold by other insurance companies and also with mutual fund products, traditional bank investments and other investment and retirement funding alternatives offered by asset managers, banks and broker-dealers. Our annuity products also compete with products of other insurance companies, financial intermediaries and other institutions based on a number of factors, including crediting rates, policy terms and conditions, services provided to distribution channels and policyholders, ratings, reputation and distribution compensation.

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Our ability to compete will depend in part on the performance of our products. We will not be able to accumulate and retain assets under management for our products if our products underperform the market or the competition, since such underperformance likely would result in asset withdrawals and reduced sales.

We compete for distribution sources for our products. Our distributors will generally be free to sell products from whichever providers they wish, which makes it important for us to continually offer distributors products and services they find attractive. If our products or services fall short of distributors’ needs, we may not be able to establish and maintain satisfactory relationships with distributors of our annuity products. Our ability to compete will also depend in part on our ability to develop innovative new products and bring them to market more quickly than our competitors. In order for us to compete in the future, we will need to continue to bring innovative products to market in a timely fashion. Otherwise, our revenues and profitability could suffer.

The loss of key executives could disrupt our operations.

Our success depends in part on the continued service of key executives within our Company and CMFG Life’s ability to attract and retain additional executives and employees. The loss of key executives or CMFG Life’s inability to recruit and retain additional qualified personnel could cause disruption in our business and prevent us from fully implementing our business strategies, which could materially and adversely affect our business, growth and profitability.

Risks Related to Regulation

Our business is heavily regulated, which impacts our profitability and growth.

Our business is subject to extensive and potentially conflicting state and federal tax, securities, insurance and employee benefit plan laws and regulations in the jurisdictions in which we operate. These laws and regulations are complex and subject to change, which could have an unknown or adverse impact on us. Moreover, these laws and regulations are administered and enforced by a number of different governmental and self-regulatory authorities, including state insurance regulators, state securities administrators, the U.S. Securities and Exchange Commission (“SEC”), the Financial Industry Regulatory Authority, banking regulators, the U.S. Department of Labor, the United States Department of Justice, the U.S. Internal Revenue Service, and state attorneys general, each of which exercises a degree of interpretive latitude. We are also subject to the laws and regulations from state insurance regulators and the National Association of Insurance Commissioners (“NAIC”), who regularly re-examine existing laws and regulations applicable to insurance companies and their products. In some cases, these laws and regulations are designed to protect or benefit the interests of a specific constituency rather than a range of constituencies. In many respects, these laws and regulations limit our ability to grow and improve the profitability of our business.

Governmental initiatives intended to improve global and local economies may not be effective and may be accompanied by other initiatives that could materially affect our results of operations, financial condition and liquidity in ways that we cannot predict.

Regulatory authorities are or may in the future consider enhanced or new regulatory requirements intended to prevent future crises or otherwise assure the stability of institutions under their supervision. These authorities may also seek to exercise their supervisory or enforcement authority in new or more robust ways. All of these possibilities, if they occurred, could affect the way we conduct our business and manage our capital, and may require us to satisfy increased capital requirements, any of which in turn could materially affect our results of operations, financial condition and liquidity.

The application of, or changes in, state and federal regulation and oversight may affect our profitability.

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We are subject to regulation under applicable insurance statutes, including insurance holding company statutes, in the various states in which we transact business. Insurance regulation is intended to provide safeguards for policyholders rather than to protect shareholders of insurance companies or their holding companies. A failure to meet these requirements could subject us to further examination or corrective action imposed by insurance regulators, including limitations on our ability to write additional business, increased regulatory supervision, or seizure or liquidation.

Regulators oversee matters relating to trade practices, policy forms, claims practices, guaranty funds, types and amounts of investments, reserve adequacy, insurer solvency, minimum amounts of capital and surplus, transactions with related parties, changes in control and payment of dividends.

State insurance regulators and the NAIC continually reexamine existing laws and regulations and may impose changes in the future.

We are subject to the NAIC’s risk-based capital requirements which are intended to be used by insurance regulators as an early warning tool to identify deteriorating or weakly capitalized insurance companies for the purpose of initiating regulatory action. We also may be required, under solvency or guaranty laws of most states in which we do business, to pay assessments up to certain prescribed limits to fund policyholder losses or liabilities for insolvent insurance companies. A failure to meet these requirements could subject us to further examination or corrective action imposed by insurance regulators, including limitations on our ability to write additional business, increased regulatory supervision, or seizure or liquidation.

Federal legislation and administrative policies in several areas, including pension regulation, anti-discrimination regulation, financial services regulation, securities regulation and federal taxation, significantly affect the insurance business.

For example, the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank”) enacted in July 2010 made sweeping changes to the regulation of financial services entities, products and markets.

Among other things, Dodd-Frank imposes a comprehensive regulatory regime on the over-the-counter (“OTC”) derivatives marketplace and grants joint regulatory authority to the SEC and the U.S. Commodity Futures Trading Commission (“CFTC”) over OTC derivatives. As a result, certain of the Company’s derivatives operations are subject to, among other things, recordkeeping, reporting and documentation requirements and clearing requirements for certain swap transactions (currently, certain interest rate swaps and index-based credit default swaps; cleared swaps require the posting of margin to a clearinghouse via a futures commission merchant and, in some case, to the futures commission merchant as well).

In addition, in the latter part of 2015, U.S. federal banking regulators and the CFTC adopted regulations that require swap dealers, security-based swap dealers, major swap participants and major security-based swap participants (“Swap Entities”) to post margin to, and collect margin from, their OTC swap counterparties (the “Margin Rules”). The Margin Rules imposed phased-in requirements for the Company to exchange variation margin and initial margin with its derivatives counterparties that are Swap Entities.

Dodd-Frank also established various oversight regimes that impact our business:

●	The Federal Insurance Office (“FIO”) under the U.S. Treasury Department is authorized to, among other things, (1) monitor all aspects of the insurance industry and of lines of business other than certain health insurance, certain long-term care insurance and crop insurance and (2) recommend changes to the state system of insurance regulation to the U.S. Congress. The FIO was required to issue several reports to Congress on the insurance industry, most notably, (i) a report on “how to modernize and improve the system of insurance regulation in the United States”, and (ii) a report on “the breadth and scope of the global reinsurance market and the critical role such market plays in supporting insurance in the United States.”

●	The Financial Stability Oversight Council (the “FSOC”) is charged with identifying risks to the financial stability of the U.S. financial markets, promoting market discipline, and responding to

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emerging threats to the stability of the U.S. financial markets. The FSOC is empowered to make recommendations to primary financial regulatory agencies regarding the application of new or heightened standards and safeguards for financial activities or practices, and certain participation in such activities, that threaten the stability of the U.S. financial markets. In addition, the FSOC is authorized to determine whether an insurance company is a systematically important financial institution (“SIFI”) and to recommend that it should be subject to enhanced prudential standards and to supervision by the Board of Governors of the Federal Reserve System. The Company’s assets, liabilities and operations do not currently satisfy the financial thresholds that serve as the first step of the three-stage process to designate a non-bank financial company as a SIFI. While it is unlikely that FSOC will be designating additional non-bank financial companies as systematically significant, there can be no assurance of that it will not do so in the future.

●	Title II of Dodd-Frank provides that the Federal Deposit Insurance Corporation (“FDIC”), under certain circumstances, may be appointed receiver of a “covered financial company,” which could include an insurance company, for purposes of liquidating such company. This would apply to insurance companies in a limited context, where the relevant state insurance regulator has failed to act within 60 days after a determination has been made to subject the insurance company to the FDIC’s orderly liquidation authority, and resolution by the FDIC would be in accordance with state insurance law. The uncertainty about regulatory requirements could influence the Company’s product line or other business decisions with respect to some product lines.

●	The Consumer Financial Protection Bureau (“CFPB”) is an independent division of the Department of Treasury with jurisdiction over credit, savings, payment, and other consumer financial products and services, but excluding investment products already regulated by the SEC or the CFTC. The CFPB has supervisory authority over certain non-banks whose activities or products it determines pose risks to consumers.

In addition to promulgating rules that could impose compliance obligations on the Company, the CFPB continues to bring enforcement actions involving a growing number of issues, including actions brought jointly with state Attorneys General, which could directly or indirectly affect the Company. Additionally, the CFPB is exploring the possibility of helping Americans manage their retirement savings and is considering the extent of its authority in that area.

Many of the Dodd-Frank’s requirements could have adverse consequences for the financial services industry, including for the Company. Dodd-Frank could make it more expensive for the Company to conduct business, require the Company to make changes to its business model, or satisfy increased capital requirements.

Other regulatory requirements may indirectly impact us. For example, non-U.S. counterparties of the Company may also be subject to non-U.S. regulation of their derivatives transactions with the Company. In addition, counterparties regulated by the Prudential Regulators (which consist of the Office of the Comptroller of the Currency, the Board of Governors of the Federal Reserve System, the FDIC, the Farm Credit Administration, and the Federal Housing Finance Agency) are subject to liquidity, leverage and capital requirements that impact their derivatives transactions with the Company. Collectively, these new requirements have increased the direct and indirect costs of our derivatives activities and may further increase them in the future.

Changes in state laws and federal laws regarding fiduciary/best interest standards may affect the Company’s operations and profitability.

The sales of our insurance products could also be adversely affected to the extent that some or all of the firms that distribute our products face heightened regulatory scrutiny, increased regulation and potentially heightened litigation risks that cause them to de-emphasize sales of the types of products issued by us.

The SEC adopted Regulation Best Interest (“Regulation BI”), which generally went effective on June 30, 2020. Among other things, Regulation BI imposes a standard of care on broker-dealers making recommendations to their customers of securities transactions. The changes under Regulation BI could increase our overall compliance costs. In addition, these changes may lead to greater exposure to legal

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claims in certain circumstances, including an increased risk of regulatory enforcement actions or potentially private claims. It remains unclear whether or to what extent Regulation BI, and the evolving nature of the enforcement and interpretation of the rules by the SEC, could ultimately affect distribution partners’ willingness to recommend our insurance products.

Various states are also developing rules raising the standard of care owed by insurance agents to their customers. For example, in February 2020, the NAIC adopted a model rule requiring a “best interest” standard of care in connection with sales of annuity products. Some state insurance regulators have adopted the NAIC model, or their own regulations that may impose similar obligations as the NAIC’s model. As a result, as this or similar changes are adopted by our state insurance regulator(s) and made applicable to us or the third-party firms that distribute our products, they could have an adverse impact on our business.

Changes in federal income taxation laws may affect sales of our products and profitability.

The annuity products that we market generally provide the policyholder with certain federal income tax advantages. For example, federal income taxation on any increases in non-qualified annuity contract values (i.e., the “inside build-up”) is deferred until it is received by the policyholder. With other savings and investments, such as certificates of deposit and taxable bonds, the increase in value is generally taxed each year as it is earned.

From time to time, various tax law changes have been proposed that could have an adverse effect on our business, including the elimination of all or a portion of the income tax advantages for annuities. If legislation were enacted to eliminate the tax deferral for annuities, such a change may have an adverse effect on our ability to sell non-qualified annuities. Non-qualified annuities are annuities that are not sold to a qualified retirement plan.

Distributions from non-qualified annuity policies have been considered “investment income” for purposes of the Medicare tax on investment income contained in the Health Care and Education Reconciliation Act of 2010. As a result, in certain circumstances, a 3.8% tax (“Medicare Tax”) may be applied to some or all of the taxable portion of distributions from non-qualified annuities to individuals whose income exceeds certain threshold amounts. This new tax may have an adverse effect on our ability to sell non-qualified annuities to individuals whose income exceeds these threshold amounts and could accelerate withdrawals due to this additional tax. The constitutionality of the Health Care and Education Reconciliation Act of 2010 is currently the subject of multiple litigation actions initiated by various state attorneys general, and the Act is also the subject of several proposals in the U.S. Congress for amendment and/or repeal. The outcome of such litigation and legislative action as it relates to the 3.8% Medicare Tax is unknown at this time.

Risks Related to Regulatory Investigations and Litigation

We face risks relating to legal and regulatory investigations and litigation, which may adversely impact our business.

We may become involved in litigation, both as a defendant and as a plaintiff, relating to claims arising out of our operations in the normal course of business. In addition, state regulatory bodies, such as state insurance departments, the SEC, FINRA, the Department of Labor, and other regulatory bodies regularly make inquiries and conduct examinations or investigations of companies in the annuity business concerning compliance with, among other things, insurance laws, securities laws, the Employee Retirement Income Security Act of 1974, as amended, and laws governing the activities of broker-dealers. Companies in the annuity business have faced litigation, including class action lawsuits, alleging improper product design, improper sales practices and similar claims. Litigation and actions, inquiries and investigations by governmental authorities and regulators are inherently unpredictable, and a substantial legal liability or a significant regulatory action against us could have a material adverse effect on our business, financial condition or results of operations, including requiring significant time and expense. Moreover, even if we ultimately prevail in any litigation or any action or investigation by governmental authorities or regulators, we could suffer significant reputational harm.

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MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

Management’s Discussion and Analysis of Financial Condition and Results of Operations reviews our financial condition at June 30, 2023 and December 31, 2022; our results of operations for the three and six months ended June 30, 2023 and 2022 and where appropriate, factors that may affect future financial performance. This discussion should be read in conjunction with our statutory basis financial statements and notes thereto appearing elsewhere in this Prospectus. The dollar amounts disclosed in this Management’s Discussion and Analysis of Financial Condition and Results of Operations are in thousands.

The following discussion covers the three and six months ended June 30, 2023 and the year ended December 31, 2022. Please see the discussion that follows for a more detailed analysis of the fluctuations. Our comparative analysis of 2021 and the year ended December 31, 2020 is included under the heading “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our Form S-1 for the fiscal year ended December 31, 2021 filed with the SEC on April 6, 2022.

Cautionary Statement Regarding Forward-Looking Information

All statements, trend analyses and other information contained in this Prospectus and elsewhere (such as in press releases, presentations by us, our immediate parent, CMIC, or CUNA Mutual Holding Company (“CM Holding”), our management or oral statements) relative to markets for our products and trends in our operations or financial results, as well as other statements including words such as “anticipate”, “believe”, “plan”, “estimate”, “expect”, “intend”, and other similar expressions, constitute forward-looking statements. The Company cautions that these statements may vary from actual results and the differences between these statements and actual results can be material. Accordingly, the Company cannot assure you that actual results will not differ materially from those expressed or implied by the forward-looking statements. Factors that could contribute to these differences include, among other things:

●	general economic conditions and other factors, including prevailing interest rate levels and stock and credit market performance which may affect (among other things) our ability to sell our products, our ability to access capital resources and the costs associated therewith, the fair value of our investments, which could result in other than temporary impairments, and the lapse rate and profitability of policies;

●	customer response to new products and marketing initiatives;

●	changes in the Federal income tax laws and regulations that may affect the relative income tax advantages of our products;

●	increasing competition in the sale of annuities;

●	regulatory changes or actions, including those relating to regulation of financial services affecting (among other things) bank and credit union sales and underwriting of insurance products and regulation of the sale, underwriting and pricing of products; and

●	the risk factors or uncertainties disclosed in this Prospectus.

For a detailed discussion of these and other factors that might affect our performance see the section entitled “Potential Risk Factors That May Affect Our Business and Our Future Results.”

Overview

The Company is a direct wholly-owned subsidiary of CMIC. The Company’s ultimate parent is CM Holding, a mutual insurance holding company organized under the laws of Iowa. On February 17, 2012, the Company amended and restated the Company’s Articles of Incorporation to change the Company’s

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purpose to be the writing of any and all of the lines of insurance and annuity business authorized by Iowa Code Chapter 508 as authorized by the laws of the State of Iowa.

The Company is authorized to sell life, health and annuity policies in all states in the U.S. and the District of Columbia, except New York. All life and health premiums of the Company are generated in the United States with a significant portion in California, Florida, Georgia, Michigan, North Carolina, Pennsylvania, Texas, and Wisconsin for the three and six months ended June 30, 2023 and 2022, and the years ended December 31, 2022, and 2021. No other state represents more than 5% of the Company’s premiums for any of the periods presented. All annuity deposits of the Company are received in the United States with a significant portion in California, Connecticut, Florida, Georgia, Iowa, Michigan, Minnesota, New Jersey, North Carolina, Pennsylvania, Rhode Island, South Carolina, Texas, Virginia, and Wisconsin for the three and six months ended June 30, 2023 and 2022, and the years ended December 31, 2022, and 2021. No other state represents more than 5% of the Company’s annuity deposits for any of the periods presented. Premiums for life and health products are related to the Company’s legacy products and a whole life product introduced in 2021. Premium deposits on annuities are related to the Company’s annuity contracts including MEMBERS® Zone Annuity, MEMBERS® Horizon Flexible Premium Deferred Variable and Index Linked Annuity, TruStage™ Horizon II Annuity (f/k/a MEMBERS® Horizon II Flexible Premium Deferred Variable and Index Linked Annuity), TruStage™ Zone Income Annuity and TruStage™ ZoneChoice Annuity (collectively, the “Registered Index Annuities”).

As of June 30, 2023 and December 31, 2022, the Company had more than $367,000 and $346,000 in assets and more than $840,000 and $681,000 of life insurance in force, respectively.

The Company distributes the annuity contracts through multiple face-to-face distribution channels, including:

●	Managed Agents: employees of CMFG Life who distribute insurance and investment products to members of credit unions that have contracted with the Company and its affiliates (credit union partners) and LPL Financial LLC (“LPL”) to provide these services. Managed agents are registered representatives with LPL;

●	Dual Employee Agents: employees of credit unions who distribute insurance and investment products to members of credit unions that have contracted with the Company and its affiliates, as well as LPL, to provide these services. These agents are registered representatives of LPL as described previously; and

●	Independent Agents: agents who also represent other insurance companies and, along with or through an unaffiliated broker-dealer, contract with the Company to offer its annuity products that are made available for distribution through this channel.

The Company has entered into reinsurance agreements to cede to CMFG Life 100% of the business related to the Registered Index Annuities and all insurance policies in force. These agreements do not relieve the Company of the Company’s obligations to the Company’s policyholders under contracts covered by these agreements. However, they do transfer all of the Company’s underwriting profits and losses to CMFG Life and require CMFG Life to indemnify the Company for all of its liabilities. As a result, the Company believes its profitability from insurance operations going forward will be minimal.

Prior to 2021, the Company only serviced existing closed blocks of individual and group life policies which were 100% ceded to CMFG Life. In 2021, the Company began selling a whole life policy under the name TruStage Advantage Whole Life (“TAWL”). The Company distributes TAWL through unaffiliated broker-dealers which represent other insurance companies and contract with the Company to offer its whole life product through the broker-dealer’s distribution channels. In 2021, the Company entered into a reinsurance agreement to cede 100% of the premium, expenses and benefits of TAWL to CMFG Life.

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CMFG Life provides significant services required in the conduct of the Company’s operations pursuant to a Cost Sharing, Procurement, Disbursement and Billing and Collection Agreement. CMFG Life allocates expenses to the Company on the basis of estimated time spent by employees of CMFG Life on Company matters and the use of operational resources. Management believes the allocations of expenses are reasonable and that the results of the Company’s operations may have materially differed in a negative manner from the results reflected in the accompanying statutory basis financial statements if the Company did not have this relationship.

Summary of Significant Accounting Policies

The complexity of the business environment and applicable authoritative accounting guidance requires us to closely monitor the Company’s accounting policies. The following summary of the Company’s critical accounting policies is intended to enhance the assessment of the Company’s financial condition and results of operations and the potential volatility due to changes in estimates.

Use of Estimates - The preparation of the statutory basis financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the statutory basis financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and, in some cases, the difference could be material. Investment valuations, policy reserve valuations, determination of other-than-temporary impairments (“OTTI”), deferred tax asset valuation reserves and reinsurance balances are most affected by the use of estimates and assumptions.

Investments - Investments are valued as prescribed by the National Association of Insurance Commissioners (“NAIC”).

Bonds and notes: Bonds and notes with an NAIC designation of 1 through 5 are generally stated at amortized cost. Bonds and notes with an NAIC designation of 6 are stated at the lower of amortized cost or fair value. Loan-backed securities may be carried at the lower of amortized cost or fair value if they receive an initial rating of 6 under the multiple-designation methodology. Prepayment assumptions for loan-backed securities are obtained from historical industry prepayment averages, industry survey values or internal estimates to determine the effective yield. Changes in the anticipated prepayments are incorporated when determining statement values. Changes in estimated cash flows from the previous assumptions are accounted for using the prospective method.

Fair Value - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value of assets and liabilities into three broad levels. The Company has categorized its financial instruments, based on the degree of subjectivity inherent in the valuation technique, as follows:

Level 1: Inputs are directly observable and represent quoted prices for identical assets or liabilities in active markets the Company has the ability to access at the measurement date.

Level 2: All significant inputs are observable, either directly or indirectly, other than quoted prices included in Level 1, for the asset or liability. This includes: (i) quoted prices for similar instruments in active markets, (ii) quoted prices for identical or similar instruments in markets that are not active, (iii) inputs other than quoted prices that are observable for the instruments and (iv) inputs that are derived principally from or corroborated by observable market data by correlation or other means.

Level 3: One or more significant inputs are unobservable and reflect the Company’s estimates of the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk.

For purposes of determining the fair value of the Company’s assets and liabilities, observable inputs are

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those inputs used by market participants in valuing financial instruments, which are developed based on market data obtained from independent sources. In the absence of sufficient observable inputs, unobservable inputs, reflecting the Company’s estimates of the assumptions market participants would use in valuing financial assets and liabilities, are developed based on the best information available in the circumstances. The Company uses prices and inputs that are current as of the measurement date. In some instances, valuation inputs used to measure fair value fall into different levels of the fair value hierarchy. The category level in the fair value hierarchy is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following table summarizes the carrying amounts and fair values of the Company’s financial instruments for which it is practicable to estimate fair value by fair value measurement level at June 30, 2023:

	Carrying Amount	Fair Value	Level 1	Level 2	Level 3
Financial instruments recorded as assets:
Bonds and notes	$44,949	$41,541	$-	$41,541	$-
Cash equivalents	48,741	48,741	48,741	-	-
Separate account assets	237,505	237,505	-	237,505	-
Financial instruments recorded as liabilities:
Separate account liabilities	237,505	237,505	-	237,505	-

The following table summarizes the carrying amounts and fair values of the Company’s financial instruments for which it is practicable to estimate fair value by fair value measurement level at December 31, 2022:

	Carrying Amount	Fair Value	Level 1	Level 2	Level 3
Financial instruments recorded as assets:
Bonds and notes	$45,855	$42,116	$-	$42,116	$-
Cash equivalents	42,915	42,915	42,915	-	-
Separate account assets	229,659	229,659	-	229,659	-
Financial instruments recorded as liabilities:
Separate account liabilities	229,659	229,659	-	229,659	-

The carrying amounts for accrued net investment income, and certain receivables and payables approximate fair value due to their short-term nature and have been excluded from the fair value tables above.

Other-Than-Temporary Investment Impairments – Investment securities are reviewed for other than temporary impairment (“OTTI”) on an ongoing basis. The Company creates a watchlist of securities primarily based on the fair value of an investment security relative to its amortized cost. When the fair value drops below the Company’s amortized cost, the Company monitors the security for OTTI. The determination of OTTI requires significant judgment on the part of the Company and depends on several factors, including, but not limited to:

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●	The existence of any plans to sell the investment security.

●	The extent to which fair value is less than statement value.

●	The underlying reason for the decline in fair value (credit concerns, interest rates, etc.).

●	The financial condition and near term prospects of the issuer/borrower, including the ability to meet contractual obligations, relevant industry trends and conditions and cash flow analysis.

●	For mortgage-backed and structured securities, the Company’s intent and ability to retain our investment for a period of time sufficient to allow for an anticipated recovery in fair value.

●	The Company’s ability to recover all amounts due according to the contractual terms of the agreements.

●	The Company’s collateral position in the case of bankruptcy or restructuring.

A bond or note is considered to be other-than-temporarily impaired when the fair value is less than the amortized cost basis and its value is not expected to recover through the Company’s holding period. When this occurs, the Company records a realized capital loss equal to the difference between the amortized cost and fair value. The fair value of the other-than-temporarily impaired security becomes its new amortized cost. If the bond is a loan-backed or structured security, it is considered to be other-than-temporarily impaired when the amortized cost exceeds the present value of cash flows expected to be collected and its value is not expected to recover through the Company’s holding period. The amount of the OTTI recognized in net income as a realized loss equals the difference between the investment’s amortized cost basis and its expected cash flows.

Management believes it has made an appropriate provision for other-than-temporarily impaired securities owned at June 30, 2023 and December 31, 2022. Future declines in fair value may result in additional OTTI. Additional OTTI will be recorded as appropriate and as determined by the Company’s regular monitoring procedures of additional facts. In light of the variables involved, such additional OTTI could be significant.

Reinsurance - Reinsurance premiums, claims and benefits, commission expense reimbursements, and reserves related to reinsured business ceded are accounted for on a basis consistent with the accounting for the underlying direct policies issued and the terms of the reinsurance contracts. Premiums and benefits ceded to other companies have been reported as reductions of premium income and benefits in the accompanying statutory basis statements of operations. Policy and claim reserves are reported net of unbilled reinsurance recoverables. The Company has evaluated its reinsurance contracts and determined that all significant contracts transfer the underlying economic risk of loss. CMFG Life, which is a related party, is the only reinsurer and there is no concern of default on reinsurance receivable balances as CMFG Life is highly rated and well capitalized.

The Company entered into coinsurance and modified coinsurance agreements with CMFG Life to cede 100% of our life, accident and health, and annuity business as described previously in the Overview of this Management’s Discussion and Analysis of Financial Condition and Results of Operations. The Company entered into the agreements for the purpose of limiting our exposure to loss on any one single insured, diversifying our risk and limiting our overall financial exposure to certain products, and to meet our overall financial objectives. The Company retains the risk of loss in the event that CMFG Life is unable to meet the obligations assumed under the reinsurance agreements.

Separate Accounts - The Company issues Registered Index Annuities, the assets and liabilities of which

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are legally segregated and reflected in the accompanying statutory basis statements of admitted assets, liabilities and capital and surplus as assets and liabilities of the separate accounts. All separate account assets and liabilities are ceded to CMFG Life except the MEMBERS Life Variable Separate Account which is used to fund the variable accounts within the flexible premium variable and index linked deferred annuities.

Separate account assets for the variable annuity component of the flexible premium variable and index-linked deferred annuities are stated at fair value. Separate account liabilities are accounted for in a manner similar to other policy reserves. Separate account premium deposits, benefit expenses and contract fee income for investment management and policy administration are reflected by the Company in the accompanying statutory basis statements of operations.

The variable annuity contract holders of the flexible premium variable and index-linked deferred annuities are able to invest in investment funds managed for their benefit. All of the flexible premium variable and index-linked deferred annuity separate account assets are invested in unit investment trusts that are registered with the SEC as of June 30, 2023 and December 31, 2022.

CMFG Life, on behalf of the Company, invests the single premium deferred index annuity, single premium deferred index-linked interest options annuity, single premium deferred modified guaranteed index annuity and flexible premium deferred variable premiums for the benefit of the contract holder. The single premium deferred index, single premium deferred modified guaranteed index and flexible premium variable and index-linked deferred annuities have two risk control accounts, referred to as the Secure and Growth Accounts; the Secure Account has a yearly credited interest rate floor of 0% and the yearly Growth Account floor is -10%. The Secure and Growth Accounts both have credited interest rate caps that vary with issuance. The single premium deferred index-linked interest options annuity has risk control accounts, with either caps and floors or participation rates and buffers applied based on the performance of an external index. For positive index performance, accounts with caps limit the interest credited to the policyholder at the cap; accounts with participation rates credit the full index performance multiplied by the participation rate to the policyholder. For negative index performance, floors represent the maximum negative interest credited a policyholder can receive, while the buffer represents the maximum negative index return for an interest term that will not result in negative interest credited to the contract. Interest is credited at the end of each Contract Year during the selected index term based on the allocation between risk control accounts and the performance of an external index during that Contract Year. At the end of the initial index term, only the Secure Account will be available as an option to the policyholder.

Policy and Contract Claim Reserves - Liabilities established for unpaid benefits for life insurance contracts represent the estimated amounts required to cover the ultimate cost of settling reported and incurred but unreported losses. These estimates are adjusted in the aggregate for ultimate loss expectations based on historical experience patterns and current economic trends. Any change in the probable ultimate liabilities, which might arise from new information emerging, is reflected in the statutory basis statements of operations in the period the change is determined to be necessary. Such adjustments could be material.

The policy and contract claim reserves are 100% ceded to CMFG Life.

Policy Reserves - Life Insurance reserves: Traditional life insurance reserves are computed on either the net level reserve basis or the Commissioner’s Reserve Valuation Method basis dependent on product type and issue date using the applicable mortality table.

The Company waives deduction of deferred fractional premiums upon death of the insured and returns the portion of the final premium beyond the date of death. Surrender values are not promised in excess of legally computed reserves.

Extra premiums are charged for substandard lives, plus the gross premium for a rated age. Mean reserves are determined by computing the regular mean reserve for the plan at the rated age and holding, plus one-half of the extra premium charge for the year.

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Tabular interest, tabular less actual reserves released, tabular cost and tabular interest on funds not involving life contingencies have all been determined by formulas prescribed by the regulator of the Company’s state of domicile (“Insurance Department”).

Individual annuity reserves: Policyholder reserves related to individual annuity contracts are computed using the Commissioner’s Annuity Reserve Valuation Method (“CARVM”), along with Valuation Method (“VM”) 21 for equity indexed annuities and variable annuities, during the contract accumulation period and the present value of future payments for contracts that have annuitized. Policyholder reserves related to single premium deferred index annuity, single premium deferred modified guaranteed index annuity and flexible premium variable and index linked deferred annuity contracts are computed using CARVM, along with Actuarial Guideline (“AG”) 33 and 35 and VM 21 for policies greater than ten days after issue; for the first ten days, the reserve is equal to the return of premium. A reserve floor for all deferred annuities is set equal to the cash surrender value.

The policy reserves are 100% ceded to CMFG Life.

Liability for Deposit-Type Contracts - The Company recognizes a liability for policyholder deposits that are not subject to policyholder mortality or longevity risk at the stated account value. The account value equals the sum of the original deposit plus accumulated interest, less any withdrawals and expense charges. Such deposits primarily represent annuity contracts without life contingencies.

The liability for deposit-type contracts is 100% ceded to CMFG Life.

Income Tax - Deferred income taxes are recognized, subject to an admissibility test for deferred tax assets, and represent the future tax consequences attributable to differences between the statutory basis financial statement carrying amount of assets and liabilities and their respective tax bases. Gross deferred tax assets are reduced by a statutory valuation allowance if it is more likely than not that some portion or all of the deferred tax assets will not be realized. Recorded deferred tax amounts are adjusted to reflect changes in income tax rates and other tax law provisions as they are enacted. The net change in deferred taxes is recorded directly to unassigned surplus.

The Company is subject to tax-related audits. The Company accounts for any federal and foreign tax contingent liabilities in accordance with Statement of Statutory Accounting Principles (“SSAP”) No. 5R, Liabilities, Contingencies and Impairments of Assets as modified by SSAP No. 101, Income Taxes, and any state and other tax contingent liabilities in accordance with SSAP No. 5R.

Statutory Valuation Reserves - The Interest Maintenance Reserve (“IMR”) is maintained for the purpose of stabilizing the surplus of the Company against gains and losses on sales of investments that are primarily attributable to changing interest rates. The interest rate-related gains and losses are deferred and amortized into income over the remaining lives of the securities sold. If the IMR is calculated to be a net asset, it is nonadmitted.

The Asset Valuation Reserve (“AVR”) is a formulaic reserve for fluctuations in the values of invested assets, primarily bonds and notes. Changes in the AVR are charged or credited directly to unassigned surplus.

Other Liabilities - The Company issues the Registered Index Annuities on the 10th and 25th of each month. The Company recognizes a liability on contracts for which it has received cash, but has not issued a contract. Other liabilities primarily consist of these customer funds pending completion of the policy issuance process. The customer funds are released from other liabilities when the policy application is completed.

Executive Summary

The Company provides life and health insurance throughout the United States servicing its existing blocks of individual and group life policies. The Company began marketing and distributing, through a third party,

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TAWL contracts in 2021 and since has expanded using other third-party distributors. The Company provides Registered Index Annuities throughout the United States except in New York.

The Company cedes 100% of our insurance and annuity policies in force to CMFG Life. This does not relieve the Company of our obligations to our policyholders under contracts covered by these agreements. However, the reinsurance agreements transfer all of the Company’s underwriting profits and losses to CMFG Life and require CMFG Life to indemnify the Company for all of its liabilities. See Note 7 of the Notes to the Condensed Statutory Basis Financial Statements appearing elsewhere in this Prospectus for information on the effect of these agreements and information on commissions.

Results of Operations for the Years ended December 31, 2022 and 2021

Total revenues, which consisted mainly of net investment income, reinsurance commissions and other income were $160,907 and $202,540 for the years ended December 31, 2022 and 2021, respectively. The decrease in total revenues in 2022 as compared to 2021, was primarily due to a decrease in other income, as described below. Total net investment income was $1,679 and $748 for the years ended December 31, 2022 and 2021, respectively, which represents an average yield earned of 1.8% and 1.1% for the same periods, respectively. The increase in 2022 as compared to 2021 primarily reflects an increase in the Company’s investments in bonds and notes along with increased rates on these assets. All premiums are 100% ceded to CMFG Life, resulting in no net premium in 2022 or 2021 due to the reinsurance agreements as described in the Executive Summary section. The Company receives a commission equal to 100% of its actual expenses incurred for the Company’s Registered Index Annuities, which was $129,562 and $138,109 for the years ended December 31, 2022 and 2021, respectively. All remaining commissions relate to the Company’s life and health products and totaled $33,910 and $30,994, for the years ended December 31, 2022 and 2021, respectively. The Company also records other income related to the modified coinsurance agreement, which represents the aggregate ceding allowance payable by the reinsurer to the Company in relation to its flexible premium deferred variable annuity contracts. The decrease in other income in 2022 compared to 2021 is due to a decrease in annuity sales and increased benefit payments, the two primary components of the ceding allowance.

Total benefits and expenses were $159,220 and $201,554 for the years ended December 31, 2022 and 2021, respectively. The decrease in benefits and expenses in 2022 as compared to 2021 was primarily due to a decrease in the aggregate ceding allowance transferred to the separate account related to the decrease in premium and increase in benefit payments as previously discussed regarding other income. Additionally, the Company had a decrease in commission expense due to a decrease in sales of its Registered Index Annuities and the TAWL product. This decrease was partially offset by increases in the Company’s general insurance expenses related to increased sales and production of the Company’s current annuity products along with the Company’s TAWL product, which began selling in 2021. CMFG Life provides significant services required in the conduct of the Company’s operations. Operating expenses incurred by the Company that are specifically identifiable are borne by the Company; other operating expenses are allocated from CMFG Life on the basis of estimated time and usage studies. Operating expenses are primarily employee costs such as wages and benefits, legal and other operating expenses such as rent, insurance and utilities. The increase in these expenses in 2022 as compared to 2021 was primarily due to increased salaries allocated to the Company and marketing costs related to the Company’s existing products and the TAWL product that began sales in 2021.

Federal income tax expense was $1,142 and $1,668 for the years ended December 31, 2022 and 2021, respectively, which represents an effective tax rate of 67.7% and 169.2% for the same periods, respectively. The effective tax rates differ from the statutory income tax rate of 21% primarily due to the following: 1) nondeductible IMR amortization; 2) dividends received deductions and foreign tax credits related to separate account investments; 3) expenses required to be capitalized and amortized for tax purposes; 4) differences in timing of certain accrued expenses; and 5) interest on accrued refund claims filed for prior years. The decrease in 2022 as compared to 2021 was driven mainly by a decrease in tax expense from prior years related to interest on accrued refund claims in 2021.

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Net income (loss) was $540 and ($703) for the years ended December 31, 2022 and 2021, respectively. The increase in 2022 as compared to 2021 was primarily due to higher net investment income.

Results of Operations for the Six Months Ended June 30, 2023 and 2022

Total revenues, which consisted mainly of net investment income, reinsurance commissions and other income were $76,800 and $88,295 for the six months ended June 30, 2023 and 2022, respectively. The decrease in total revenues in 2023 as compared to 2022, was primarily due to a decrease in other income, as described below. Total net investment income was $1,977 and $440 for the six months ended June 30, 2023 and 2022, respectively, which represents an average yield earned of 3.9% and 1.2% for the same periods, respectively. The increase in 2023 as compared to 2022 primarily reflects an increase in interest rates on the Company’s bonds and notes portfolio. All premiums are 100% ceded to CMFG Life, resulting in no net premium in 2023 or 2022 due to the reinsurance agreements as described in the Executive Summary section. The Company receives a commission equal to 100% of its actual expenses incurred for the Company’s Registered Index Annuities, which was $64,971 and $67,193 for the six months ended June 30, 2023 and 2022, respectively. All remaining commissions relate to the Company’s life and health products and totaled $23,327 and $17,625, for the six months ended June 30, 2023 and 2022, respectively. The Company also records other income related to the modified coinsurance agreement, which represents the net aggregate ceding allowance payable by the reinsurer to the Company in relation to its flexible premium deferred variable annuity contracts. The decrease in other income in 2023 as compared to 2022 is due to a decrease in annuity sales and increased benefit payments, the two primary components of the ceding allowance.

Total benefits and expenses were $74,897 and $87,693 for the six months ended June 30, 2023 and 2022, respectively. The decrease in benefits and expenses in 2023 as compared to 2022 was primarily due to a decrease in the net aggregate ceding allowance transferred to (from) the separate account related to the decrease in premium and increase in benefit payments as previously discussed regarding other income. Additionally, the Company had a decrease in commission expense due to a decrease in sales of its Registered Index Annuities. These decreases were partially offset by increases in the Company’s general insurance expenses related to the TAWL product due to an increase in the amounts allocated from CMFG Life. CMFG Life provides significant services required in the conduct of the Company’s operations. Operating expenses incurred by the Company that are specifically identifiable are borne by the Company; other operating expenses are allocated from CMFG Life on the basis of estimated time and usage studies. Operating expenses are primarily employee costs such as wages and benefits, legal and other operating expenses such as rent, insurance and utilities. The increase in these expenses in 2023 as compared to 2022 was primarily due to increased allocated salaries, allocated employee benefits and an increased focus on marketing the Company’s products.

Federal income tax expense was $851 and $641 for the six months ended June 30, 2023 and 2022, respectively, which represents an effective tax rate of 44.7% and 107.5% for the same periods, respectively. The effective tax rates differ from the statutory income tax rate of 21% primarily due to the following: 1) nondeductible IMR amortization; 2) dividends received deductions and foreign tax credits related to separate account investments; 3) expenses required to be capitalized and amortized for tax purposes; 4) differences in timing of certain accrued expenses; and 5) interest on accrued refund claims filed for prior years. The increase in 2023 as compared to 2022 was primarily due to higher pre-tax income.

Net income (loss) was $1,052 and ($44) for the six months ended June 30, 2023 and 2022, respectively. The increase in 2023 as compared to 2022 was primarily due to increased net investment income.

Results of Operations for the Three Months Ended June 30, 2023 and 2022

Total revenues, which consisted mainly of net investment income, reinsurance commissions and other income were $40,142 and $39,885 for the three months ended June 30, 2023 and 2022, respectively. The minimal increase in total revenues in 2023 as compared to 2022, was primarily due to an increase in reinsurance commissions partially offset by a decrease in other income, both described below. Total net investment

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income was $1,032 and $251 for the three months ended June 30, 2023 and 2022, respectively, which represents an average yield earned of 4.1% and 1.1% for the same periods, respectively. The increase in 2023 as compared to 2022 primarily reflects an increase in interest rates on the Company’s bonds and notes portfolio. All premiums are 100% ceded to CMFG Life, resulting in no net premium in 2023 or 2022 due to the reinsurance agreements as described in the Executive Summary section. The Company receives a commission equal to 100% of its actual expenses incurred for the Company’s Registered Index Annuities, which was $34,012 and $30,940 for the three months ended June 30, 2023 and 2022, respectively. All remaining commissions relate to the Company’s life and health products and totaled $10,997 and $8,617, for the three months ended June 30, 2023 and 2022, respectively. The commission received for the three months ended June 30, 2023 increased due to increased expenses, which includes increased salaries allocated to the Company and increased marketing costs. The Company also records other income related to the modified coinsurance agreement, which represents the aggregate ceding allowance payable by the reinsurer to the Company in relation to its flexible premium deferred variable annuity contracts. The decrease in other income in 2023 as compared to 2022 is due to a decrease in annuity sales and increased benefit payments, the two primary components of the ceding allowance.

Total benefits and expenses were $39,676 and $38,440 for the three months ended June 30, 2023 and 2022, respectively. The minor increase in benefits and expenses in 2023 as compared to 2022 was primarily due to an increase in operating expenses partially offset by a decrease the net aggregate ceding allowance transferred to (from) the separate account which is related to the decrease in premium and increase in benefit payments as previously discussed regarding other income. The Company had increases in allocated operating expenses primarily due to the TAWL product, which were offset by a decrease in commission expense due to a decrease in sales of its Registered Index Annuities. CMFG Life provides significant services required in the conduct of the Company’s operations. Operating expenses incurred by the Company that are specifically identifiable are borne by the Company; other operating expenses are allocated from CMFG Life on the basis of estimated time and usage studies. Operating expenses are primarily employee costs such as wages and benefits, legal and other operating expenses such as rent, insurance and utilities. The increase in these expenses in 2023 as compared to 2022 was primarily due to increased allocated salaries and an increased focus on marketing the Company’s products.

Federal income tax expense was $336 and $532 for the three months ended June 30, 2023 and 2022, respectively, which represents an effective tax rate of 72.2% and 37.2% for the same periods, respectively. The effective tax rates differ from the statutory income tax rate of 21% primarily due to the following: 1) nondeductible IMR amortization; 2) dividends received deductions and foreign tax credits related to separate account investments; 3) expenses required to be capitalized and amortized for tax purposes; 4) differences in timing of certain accrued expenses; and 5) interest on accrued refund claims filed for prior years. The decrease in 2023 as compared to 2022 was driven mainly by a decrease in pre-tax income.

Net income was $130 and $907 for the three months ended June 30, 2023 and 2022, respectively. The decrease in 2023 as compared to 2022 was primarily due to net increased benefits and expenses in 2023 as compared to 2022.

Financial Condition

The Company’s investment strategy is based upon a strategic asset allocation framework that considers the need to manage our General Account investment portfolio on a risk-adjusted spread basis for the underwriting of contract liabilities and to maximize return on retained capital. The Company’s investment in bonds and notes consists of U.S. government and agencies, industrial and miscellaneous, commercial mortgage-backed securities, residential mortgage-backed securities, and non-mortgage-backed securities. The Company generally holds our bond portfolio to maturity.

Insurance statutes regulate the type of investments that the Company is permitted to purchase and limit the amount of funds that may be used for any one type of investment. In light of these statutes and regulations and our business and investment strategy, the Company generally seeks to invest in U.S. government and government-sponsored agency securities and bonds and notes rated investment grade by

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established nationally recognized rating organizations or in securities of comparable investment quality, if not rated.

The Company’s investment portfolio was comprised solely of bonds and notes at June 30, 2023 and December 31, 2022. The table below presents the carrying value of our total bonds and notes by type at June 30, 2023 and December 31, 2022.

	June 30,		December 31,
	2023	%	2022	%

U.S. government and agencies	$8,721	19.4%	$8,724	19.0%
Industrial and miscellaneous	27,983	62.3	27,887	60.8
Commercial mortgage-backed securities	3,867	8.6	3,863	8.4
Residential mortgage-backed securities	596	1.3	625	1.4
Non-mortgage asset-backed securities	3,782	8.4	4,756	10.4

Total bonds and notes	$44,949	100.0%	$45,855	100.0%

The statement value and estimated fair value of bonds and notes by contractual maturity are shown below at June 30, 2023. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties. Because of the potential for prepayment on residential mortgage-backed, commercial mortgage-backed and non-mortgage asset-backed securities, such securities have not been classified by expected maturity in the table below by contractual maturity.

	Statement Value	Estimated Fair Value

Due after one year through five years	$13,766	$13,545
Due after five years through ten years	14,217	13,114
Due after ten years	8,721	7,078
Commercial mortgage-backed securities	3,867	3,562
Residential mortgage-backed securities	596	543
Non-mortgage asset-backed securities	3,782	3,699
Total bonds and notes	$44,949	$41,541

At June 30, 2023, the Company owned 36 securities with a fair value of $41,541 in an unrealized loss position. The Company owned two U.S. government and agency securities, five industrial and miscellaneous securities, one commercial mortgage-backed security, and one residential mortgage-backed security of $1,643, $941, $221, and $50, respectively, in unrealized loss positions greater than twelve months. The aggregate severity of unrealized losses for bonds and notes with a loss period of 12 months or greater is approximately 17.7% of amortized cost. All the securities with unrealized losses as of June 30, 2023 are rated “investment grade” based on having an NAIC rating of 1 or 2. At December 31, 2022, the Company owned 37 securities with a fair value of $42,116 in an unrealized loss position. The Company owned seven industrial and miscellaneous securities and one commercial mortgage-backed security with an unrealized loss of $1,073 and $229, respectively. All the securities with unrealized losses as of December 31, 2022 are rated “investment grade” based on having an NAIC rating of 1 or 2.

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Liquidity and Capital Resources

The Company cedes 100% of the Company’s insurance and annuity policies in force to CMFG Life. This does not relieve the Company of our obligations to our policyholders under contracts covered by these agreements. However, the agreements do transfer all of the Company’s underwriting profits and losses to CMFG Life and require CMFG Life to indemnify the Company for all of its liabilities.

As consideration for the reinsurance provided under these agreements, the Company transfers all of the Company’s revenues to CMFG Life. Specifically, CMFG Life receives 100% of all premiums and other amounts received on account of our existing business and new business. CMFG Life pays the Company a monthly expense allowance to reimburse the Company for expenses and costs incurred on account of its insurance business.

While the reinsurance transactions have a minimal impact on our capital and surplus, they substantially diminish our net liabilities and greatly decrease the amount of capital and liquidity needed within the Company.

Operating activities provided $12,641 and $6,842 of net cash flow for the years ended December 31, 2022 and 2021, respectively. The Company’s sources of funds include renewal premiums, sales of annuities and investment income. The Company’s primary uses of funds include the payment of benefits and related operating expenses as well as settlements related to the reinsurance agreements with CMFG Life. The Company issues the Registered Index Annuities contracts on the 10th and 25th of each month. The Company recognizes a liability on contracts for which it has received cash but has not issued a contract. The increase in operating cash flow in 2022 as compared to 2021 was primarily due to a decrease in the net transfers to the separate account, a decrease in operating expenses reimbursed to CMFG Life, both offset by decreases in the ceding of premium and the reinsurance commission received from CMFG Life.

Investing activities provided $1,205 and $2,813 of net cash flow for the years ended December 31, 2022 and 2021, respectively. The Company’s main investing activities include purchases and sales and maturities of bonds and notes. The Company had maturities on bonds and notes, which provided cash of $1,198 and $2,820 in 2022 and 2021, respectively. The decrease in bond proceeds from maturities drove the net decrease of cash from investing activities in 2022 as compared to 2021.

The Company’s financing activities provided (used) ($4,799) and $2,660 of net cash flow for the years ended December 31, 2022 and 2021, respectively. The Company’s main financing activities include the collection of deposits and payment of withdrawals on deposit contracts. The decrease in financing activities in 2022 was primarily due to an increase in the prepayment of commissions on the Company’s TAWL product. Total cash provided or (used) for financing activities can vary based upon the timing of deposits received. The Company received $19,680 of securities and related tax benefits as a non-cash capital contribution in 2022 from CMFG Life.

Operating activities provided $2,306 and $12,381 of net cash flow for the six months ended June 30, 2023 and 2022, respectively. The Company’s sources of funds include renewal premiums, sales of annuities and investment income. The Company’s primary uses of funds include the payment of benefits and related operating expenses as well as settlements related to the reinsurance agreements with CMFG Life. The Company issues the Registered Index Annuities contracts on the 10th and 25th of each month. The Company recognizes a liability on contracts for which it has received cash but has not issued a contract. The decrease in operating cash flow in 2023 as compared to 2022 was primarily due to a decrease in the reinsurance commission which includes the net decrease in the ceding allowance. The decrease in the ceding allowance was due to a decrease in annuity sales and increased benefit payments, the two primary components of the ceding allowance, which resulted in a cash outflow due to the ceding allowance.

Investing activities provided $1,028 and $156 of net cash flow for the six months ended June 30, 2023 and 2022, respectively. The Company’s main investing activities include purchases and sales and maturities of bonds and notes. The Company had maturities on bonds and notes, which provided cash of $1,028 and

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$156 in 2023 and 2022, respectively. The increase in bond proceeds from maturities drove the net increase of cash from investing activities in 2023 as compared to 2022.

The Company’s financing activities provided (used) $792 and ($7,650) of net cash flow for the six months ended June 30, 2023 and 2022, respectively. The Company’s main financing activities include the collection of deposits and payment of withdrawals on deposit contracts. The increase in financing activities in 2023 was primarily due to an increase in the payment of prepaid commissions on the Company’s TAWL product recorded in 2022, but not in 2023. Total cash provided or (used) for financing activities can vary based upon the timing of deposits received.

The Company’s cash requirements are primarily for the payment of benefits, operating expenses as well as settlements with CMFG Life for reinsurance agreements. These liquidity requirements are met primarily through monthly settlements under the coinsurance and modified coinsurance agreements with CMFG Life. The Company anticipates receiving adequate cash flow from these settlements and investment income to meet its obligations. However, a primary liquidity concern going forward is the risk of an extraordinary level of early policyholder withdrawals. The Company includes provisions within its policies, such as Surrender Charges, that help limit and discourage early withdrawals.

The Company believes that cash flows generated from sources above will be sufficient to satisfy the near term liquidity requirements of its operations, including reasonable foreseeable contingencies. However, the Company cannot predict future experience regarding benefits and surrenders since benefit and surrender levels are influenced by such factors as the interest rate environment, the Company’s claims paying ability and the Company’s financial credit ratings.

Most annuity deposits the Company will receive going forward are ceded to CMFG Life and will be invested in high quality investments, those identified by CMFG Life as investment grade, to fund future commitments. The Company believes that the settlement it receives under the reinsurance agreements with CMFG Life, the diversity of its investment portfolio and a concentration of investments in high quality securities should provide sufficient liquidity to meet the Company’s long-term cash requirements. Although there is no present need or intent to dispose of our investments, the Company could readily liquidate portions of our investments, if such a need arose.

Statutory Dividend Restrictions

The Company is subject to statutory regulations as to maintenance of equity and the payment of dividends. Generally, ordinary dividends from an insurance subsidiary to its parent company must meet notice requirements promulgated by the Insurance Department. Extraordinary dividends, as defined by state statutes, must be approved by the Insurance Department. The Company cannot pay stockholder dividends in 2023 without regulatory approval.

Risk-based capital requirements promulgated by the NAIC require U.S. insurers to maintain minimum capitalization levels that are determined based on formulas incorporating credit risk, insurance risk, interest rate risk and general business risk. At December 31, 2022, the Company’s adjusted capital exceeded the minimum capitalization requirements.

Contractual Obligations

On January 1, 2015, the Company entered into a Cost Sharing, Procurement, Disbursement, Billing and Collection Agreement with CMFG Life and certain other affiliated companies whereby CMFG Life has agreed to provide certain of our operational requirements. Additionally, the Company is allocated a certain portion of the total compensation of each of CMFG Life’s executive officers and directors, based on various factors, the primary being the estimated time allocated to providing services to the Company. In exchange for providing these administrative functions and use of shared resources and personnel, the Company reimburses CMFG Life for the cost of providing such administrative functions, resources and

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personnel. The Company reimbursed CMFG Life $51,235 and $36,857 for these expenses for the six months ended June 30, 2023 and 2022, respectively.

For detailed discussion of the management services agreement, the investment advisory agreement and the coinsurance agreements, see “Management – Transactions with Related Persons, Promoters and Certain Control Persons.”

In the future, the Company may enter into financing transactions, lease agreements, or other commitments in the normal course of our business.

The Company has the following future minimum estimated claim and benefit payments that are 100% reinsured as of June 30, 2023.

Estimated Future Claim and Benefit Payments

Due in one year or less	$4,295
Due after one year through three years	25,130
Due after three years through five years	18,058
Due after five years	216,655

Total estimated payments	$264,138

Quantitative and Qualitative Disclosures about Market Risk and Cyber Security

The Company has exposure to market risk through both our insurance operations and investment activities, although a significant portion of this risk is reinsured by CMFG Life pursuant to the coinsurance and modified coinsurance agreements discussed above. In addition, many of the measures described herein to offset these market risks are taken by CMFG Life because it holds all assets related to our insurance business as a result of the coinsurance agreements.

Interest rate risk is our primary market risk exposure. Substantial and sustained increases and decreases in market interest rates will affect the profitability of our annuity products and the fair value of our investments. Most of the interest rate risk is absorbed by CMFG Life under the coinsurance and modified coinsurance agreements. The profitability of most of our annuity products will depend on the spreads between interest yield on investments and rates credited on the annuity products. The Company has the ability to adjust crediting rates (caps, participation rates or asset fee rates for indexed annuities) on substantially all of our annuity products at least annually (subject to minimum guaranteed values). In addition, substantially all of our annuity products have surrender and withdrawal penalty provisions designed to encourage persistency and to help ensure targeted spreads are earned. However, competitive factors, including the impact of the level of surrenders and withdrawals, may limit our ability to adjust or maintain crediting rates at levels necessary to avoid narrowing of spreads under certain market conditions.

A major component of our interest rate risk management program is structuring the General Account investment portfolio with cash flow characteristics consistent with the cash flow characteristics of our annuity products. The Company uses computer models to simulate cash flows expected from our existing business under various interest rate scenarios. These simulations enable us to measure the potential gain or loss in fair value of our interest rate-sensitive financial instruments, to evaluate the adequacy of expected cash flows from our assets to meet the expected cash requirements of our annuity products and to determine if it is necessary to lengthen or shorten the average life and duration of our investment portfolio. The duration of a security is the time weighted present value of the security’s expected cash flows and is used to measure a security’s sensitivity to changes in interest rates. When the durations of assets and

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liabilities are similar, exposure to interest rate risk is minimized because a change in value of assets should be largely offset by a change in the value of liabilities. As of June 30, 2023, the Company’s fixed bonds and notes securities investment portfolio consisted of U.S. government and agency securities, industrial and miscellaneous securities, residential mortgage-backed securities, commercial mortgage-backed securities and other non-mortgage asset-backed securities with statement values of $8,721, $27,983, $596, $3,867 and $3,782, respectively, and has an average duration of 7.53 years.

The Company’s business is highly dependent upon the effective operation of our computer systems and those of the Company’s business partners, so that the Company’s business is potentially susceptible to operational and information security risks resulting from a cyber-attack. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, denial of service on websites and other operational disruption and unauthorized release of confidential customer information. Cyber-attacks affecting the Company may adversely affect the Company and the Company’s contract holders. For instance, cyber-attacks may interfere with the processing of Contract transactions, cause the release and possible destruction of confidential Owner or business information, impede order processing, subject the Company to regulatory fines and financial losses and/or cause reputational damage. There can be no assurance that we will avoid losses affecting the Company’s customer’s Contract due to cyber-attacks or information security breaches in the future.

MANAGEMENT

Directors and Executive Officers

Our directors and executive officers are as follows:

Name	Age	Position

David L. Sweitzer	59	President and Director
Paul D. Barbato	46	Secretary and Director
Brian J. Borakove	44	Treasurer
Jennifer M. Kraus-Florin	47	Director
William Karls	52	Director
Abigail R. Rodriguez	41	Director

All executive officers and directors are elected annually.

David L. Sweitzer has served as President and as director of the Company since October 31, 2016. He also serves as Executive Vice President-Chief Experience Officer for CMFG Life since 2021. He served as the Senior Vice President of Wealth Management for CMFG Life where he lead overall business strategy and product management for CBSI and CMFG Life’s and affiliates family of annuity products. Mr. Sweitzer has held various positions in CMFG Life for 31 years. He brings more than 29 years of progressive experience in sales and marketing, sales operations and sales strategy.

Paul D. Barbato has served as Secretary and as director of the Company since December 28, 2018. As of January 7, 2019, he also serves as Vice President, Associate General Counsel for CMFG Life. Mr. Barbato re-joined CMFG Life in May 2017 after spending two years as corporate counsel with Epic Systems Corporation (March 2015-May 2017). He originally joined CMFG Life in January 2009 as a Lead Counsel and later held roles as Associate General Counsel and Director of Corporate Governance. Before joining CMFG Life, Mr. Barbato spent two years at Michael Best & Friedrich, LLP, in Madison, Wisconsin, where he was an Associate Attorney.

Brian J. Borakove has served as our Treasurer since November 9, 2012 and Vice President, Corporate Treasurer since November 19, 2012 at CMFG Life. He served as Director of Investment Finance from 2007 to 2011 and was promoted to Associate Treasurer in 2011. Prior to joining CMFG Life, he was

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a Senior Manager, Investment Finance at Liberty Mutual Insurance in Boston, Massachusetts from 2005 to 2007. Prior to joining Liberty Mutual Insurance, Mr. Borakove served as a Senior Analyst, Treasury at FM Global in Johnston, Rhode Island from 2003-2005. Mr. Borakove held various positions at State Street Bank in Boston, Massachusetts from 2001-2003.

Jennifer M. Kraus-Florin has been a director of the Company since May 12, 2023. She also serves as Vice President, Associate General Counsel, and Regulatory and Business Compliance Leader at CMFG Life. Ms. Kraus-Florin previously served as Associate General Counsel from 2015- 2022, and Lead Counsel from 2012-2015.  Before joining the Company, Ms. Kraus-Florin was Compliance Officer, and Associate General Counsel with American General Life Insurance Company in Houston, Texas. Ms. Kraus-Florin was Associate Attorney with Foley & Lardner LLP from 2001-2008.

William Karls has been director of the Company since August 4, 2017 and has served as Controller for CMFG Life since 2012. Prior to joining CMFG Life in 2004, Mr. Karls was a Senior Manager with Strohm Ballweg, LLP, which provides audit and consulting services to insurance companies.

Abigail R. Rodriguez has been a director of the Company since October 1, 2019. She also serves as Senior Vice President of Customer Success within the Customer Experience Unit at CMFG Life. Ms. Rodriguez previously served as Vice President of Consumer Operations from 2013-2019, and Senior Business Continuous Improvement Consultant from 2011-2013. Before joining the Company, Ms. Rodriguez held several positions at Ace World Wide in Muskego, Wisconsin from 2008-2011. Ms. Rodriguez served as Six Sigma Black Belt at Graphic Packaging International in Kalamazoo, Michigan from 2004-2008. Ms. Rodriguez served as Implementation Specialist at Sonoo Products Company in Hartsville, South Carolina in 2004.

Transactions with Related Persons, Promoters and Certain Control Persons

Policy Regarding Related Person Transactions. It is our policy to enter into or ratify related person transactions only when our Board of Directors determines that the transaction either is in, or is not inconsistent with, our best interests, including but not limited to situations where we may obtain products or services of a nature, quantity or quality, or on other terms, that are not readily available from alternative sources or when we provide products or services to related persons on an arm’s length basis on terms comparable to those provided to unrelated third parties or on terms comparable to those provided to employees generally.

Therefore, we have adopted the following written procedures for the review, approval or ratification of related person transactions. For purposes of the related person transaction policy, a related person transaction is a transaction, arrangement, or relationship (or any series of similar transactions, arrangements, or relationships) in which (i) we were, are or will be a participant, (ii) the amount of the transaction, arrangement or relationship exceeds $120,000, and (iii) in which a related person had, has or will have a direct or indirect material interest in the transaction.

A related person means:

●	any person who is, or at any time since the beginning of our last fiscal year was, a member of our Board of Directors or an executive officer or a nominee to become a member of our Board of Directors;

●	any person who is known to be the beneficial owner of more than 5% of any class of our voting securities;

●	any immediate family member of any of the foregoing persons; or

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●	any firm, corporation, or other entity in which any of the foregoing persons is employed or is a general partner or principal or in a similar position or in which such person has a 5% or greater beneficial ownership interest.

Any proposed transaction with a related person will be consummated or amended only if the following steps are taken:

●	Counsel (either inside or outside) will assess whether the proposed transaction is a related person transaction for purposes of this policy.

●	If counsel determines that the proposed transaction is a related person transaction, the proposed transaction will be submitted to the Board of Directors for consideration at the next meeting or, in those instances in which counsel, in consultation with the President or the Treasurer, determines that it is not practicable or desirable for us to wait until the next Board of Directors meeting, to the President of the Company (who has been delegated authority to act between meetings).

●	The Board of Directors shall consider all of the relevant facts and circumstances available, including (if applicable) but not limited to: (i) the benefits to the Company; (ii) the impact on a director’s independence in the event the related person is a director, an immediate family member of a director, or an entity in which a director is a partner, shareholder, or executive officer; (iii) the availability of other suppliers or customers for comparable products or services; (iv) the terms of the transaction; and (v) the terms available to unrelated third parties or to employees generally.

●	The Board of Directors shall approve only those related person transactions that are in, or are not inconsistent with, the best interests of the Company and its shareholders, as the Board of Directors determines in good faith. The Board of Directors shall convey the decision to counsel, who shall convey the decision to the appropriate persons within the Company.

At the Board of Director’s first meeting of each fiscal year, it shall review any previously approved related person transactions that remain ongoing and have a remaining term of more than six months or remaining amounts payable to or receivable from the Company of more than $120,000. Based on all relevant facts and circumstances, taking into consideration the Company’s contractual obligations, the Board of Directors shall determine if it is in the best interests of the Company and its shareholders to continue, modify, or terminate the related person transaction.

No member of the Board of Directors shall participate in any review, consideration, or approval of any related person transaction with respect to which such member or any of his or her immediate family members is the related person.

Certain Relationships and Related Person Transactions. Except for the agreements noted below, there have been no transactions between the Company and any related person since January 1, 2011, nor are any such related person transactions currently being contemplated for which disclosure would be required.

On September 30, 2015, the Company amended its coinsurance agreement with CMFG Life and now cedes 100% of its insurance policies in force to CMFG Life. In 2013, we entered into a second coinsurance agreement to cede 100% of all insurance issued on and after January 1, 2013 to CMFG Life. On November 1, 2015, we entered into a Coinsurance and Modified Coinsurance Agreement with CMFG Life to cede 100% of the business related to the Contract, and other investment type contracts similar to the Contract. These agreements do not relieve us of our obligations to our policyholders under contracts covered by these agreements. However, they do transfer nearly all of the Company’s underwriting profits and losses to CMFG Life and require CMFG Life to indemnify the Company for nearly all of its liabilities. We filed a new Coinsurance Agreement to cede 100% of the business related to CUNA Mutual Group Zone Income Annuity Contracts for approval with the State of Iowa in July, 2019.

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On January 1, 2015, the Company entered into a Cost Sharing, Procurement, Disbursement, Billing and Collection Agreement with CMFG Life and certain other affiliated companies and on that same day, January 1, 2015, the Company entered into an Amended and Restated Expense Sharing Agreement with CMFG Life. See “Contractual Obligations” for more information about each of these agreements.

The Company has hired MEMBERS Capital Advisors, Inc. (“MCA”) to provide investment advisory services with respect to the Company’s General Account assets. MCA, which is 100% owned by CMIC, manages substantially all of the Company’s invested assets in accordance with policies, directives and guidelines established by the Company.

Committees of the Board of Directors

Our Board of Directors of the Company has not established any committees. The Board of Directors relies upon the committees of the CM Holding to oversee actions over the subsidiary companies. For example, the CM Holding Audit Committee will assist with oversight of the Company’s external auditors, performance of internal audit functions and legal and regulatory compliance requirements.

Compensation Committee Interlocks and Insider Participation

Our Board of Directors has not established a compensation committee. None of our current executive officers serves on the board of directors or compensation committee (or other committee serving an equivalent function) of any other entity whose executive officers served on our Board of Directors. Mr. Sweitzer is on the Board of Directors for CBSI whose Board of Directors include Messrs. Karls, Copeland, Ms. Kraus-Florin, and Ms. Rodriguez, the other Directors of the Company.

Executive Compensation. We do not have any employees but rather are provided personnel, including our named executive officers, by our parent company, CMFG Life, pursuant to the Amended and Restated Expense Sharing Agreement between CMFG Life and us. As a result, we do not determine or pay any compensation to our named executive officers or additional personnel provided by CMFG Life for our operations. CMFG Life determines and pays the salaries, bonuses and other wages earned by our named executive officers and by additional personnel provided to us by CMFG Life. CMFG Life also determines whether and to what extent our named executive officers and additional personnel from CMFG Life may participate in any employee benefit plans. We do not have employment agreements with our named executive officers and do not provide pension or retirement benefits, perquisites or other personal benefits to our named executive officers. We do not have arrangements to make payments to our named executive officers upon their termination or in the event of a change in control of the Company. See “Contractual Obligations” for more information about the Amended and Restated Expense Sharing Agreement between CMFG Life and us.

Director Compensation

The directors of the Company are also officers of CMFG Life. The Company’s directors receive no compensation for their service as directors of the Company but are compensated by CMFG Life for their services as officers of CMFG Life. Accordingly, no costs were allocated to the Company for services of following persons in their role as current directors: Jennifer M. Kraus-Florin, William Karls, Paul D. Barbato, David L. Sweitzer and Abigail R. Rodriguez.

Legal Proceedings

Like other insurance companies, we routinely are involved in litigation and other proceedings, including class actions, reinsurance claims and regulatory proceedings arising in the ordinary course of our business. In recent years, the life insurance and annuity industry, including us and our affiliated companies, has been subject to an increase in litigation pursued on behalf of both individual and purported classes of insurance and annuity purchasers, questioning the conduct of insurance companies and their agents in the marketing

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of their products. In addition, state and federal regulatory bodies, such as state insurance departments and attorneys general, periodically make inquiries and conduct examinations concerning compliance by us and others with applicable insurance and other laws.

In connection with regulatory examinations and proceedings, government authorities may seek various forms of relief, including penalties, restitution and changes in business practices. The Company has established procedures and policies to facilitate compliance with laws and regulations and to support financial reporting. These actions are based on a variety of issues and involve a range of the Company’s practices. We respond to such inquiries and cooperate with regulatory examinations in the ordinary course of business. In the opinion of management, the ultimate liability, if any, resulting from all such pending actions will not materially affect the financial statements of the Company, nor the Company’s ability to meet its obligations under the Contracts.

* * *

We do not file reports under the 1934 Act in reliance on Rule 12h-7 under the 1934 Act, which provides an exemption from the reporting requirements of Sections 13 and 15 of the 1934 Act.

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FINANCIAL STATEMENTS

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MEMBERS Life Insurance Company

Unaudited Condensed Statutory Basis Financial
Statements as of June 30, 2023 and December 31, 2022
and for the Three and Six Months Ended June 30, 2023
and 2022

MEMBERS Life Insurance Company
Condensed Statutory Basis Statements of Admitted Assets, Liabilities and Capital and Surplus, Unaudited
June 30, 2023 and December 31, 2022
($ in 000s)

	June 30,	December 31,
Admitted Assets	2023	2022

Cash and invested assets
Bonds and notes	$44,949	$45,855
Cash and cash equivalents	51,898	47,772

Total cash and invested assets	96,847	93,627

Accrued investment income	581	539
Federal income taxes recoverable from affiliate	209	16
Net deferred tax asset	—	505
Amounts due from reinsurers	32,336	21,993
Receivables from affiliates	33	45
Other assets	11	14
Separate account assets	237,505	229,659

Total admitted assets	$367,522	$346,398

Liabilities and Capital and Surplus

Liabilities
Reinsurance payable	$21,787	$18,442
Payable to affiliates	34,109	25,569
Commissions, expenses, taxes, licenses, and fees accrued	2,852	2,757
Asset valuation reserve	68	68
Other liabilities	21,026	22,548
Transfers to (from) separate accounts	(4,826)	(4,695)
Separate account liabilities	237,505	229,659

Total liabilities	312,521	294,348

Capital and surplus
Capital
Common stock, $5 par value, 1,000 shares issued and outstanding	5,000	5,000
Paid-in capital	51,170	51,170
Unassigned surplus (deficit)	(1,169)	(4,120)

Total capital and surplus	55,001	52,050

Total liabilities and capital and surplus	$367,522	$346,398

See accompanying notes to condensed statutory basis financial statements	2

MEMBERS Life Insurance Company
Condensed Statutory Basis Statements of Operations, Unaudited
Three and Six Months Ended June 30, 2023 and 2022
($ in 000s)

	Three months ended		Six months ended
	June 30,		June 30,
	2023	2022	2023	2022
Income
Reinsurance commissions	$45,009	$39,557	$88,298	$84,818
Net investment income	1,032	251	1,977	440
Other income (loss)	(5,899)	77	(13,475)	3,037

Total income	40,142	39,885	76,800	88,295

Benefits and expenses
General insurance expenses	25,817	16,717	49,015	33,397
Insurance taxes, licenses, fees, and commissions	19,722	22,240	39,287	51,320
Net transfers to (from) separate accounts	(5,863)	(517)	(13,405)	2,976

Total benefits and expenses	39,676	38,440	74,897	87,693

Income before federal income tax expense and net realized capital losses	466	1,445	1,903	602
Federal income tax expense	336	532	851	641

Income (loss) before net realized capital losses	130	913	1,052	(39)
Net realized capital losses, excluding gains transferred to IMR, net of tax expense (2023 - $0, $0; 2022 - $6, $5); excluding taxes transferred to IMR (2023 - $0, $0; 2022 - $0, $0)	—	(6)	—	(5)

Net income (loss)	$130	$907	$1,052	$(44)

See accompanying notes to condensed statutory basis financial statements	3

MEMBERS Life Insurance Company
Condensed Statutory Basis Statements of Changes in Capital and Surplus, Unaudited
Six Months Ended June 30, 2023 and 2022
($ in 000s)

	June 30,	June 30,
	2023	2022

Capital and surplus at beginning of year	$52,050	$35,637
Additions (deductions)
Net income (loss)	1,052	(44)
Change in net deferred income tax	346	1,528
Change in nonadmitted assets	1,553	(5,957)

Net additions (deductions)	2,951	(4,473)

Capital and surplus at end of period	$55,001	$31,164

See accompanying notes to condensed statutory basis financial statements	4

MEMBERS Life Insurance Company
Condensed Statutory Basis Statements of Cash Flows, Unaudited
Six Months Ended June 30, 2023 and 2022
($ in 000s)

	June 30,	June 30,
	2023	2022

Cash from operating activities
Premiums and other considerations	$3,345	$(1,426)
Net investment income received	1,785	425
Reinsurance commissions	88,298	84,818
Other income	(24,272)	8,328
Policy and contract benefits	508	(850)
Operating expenses paid	(79,589)	(78,731)
Federal income taxes paid	(1,043)	(578)
Net transfers from separate accounts	13,274	395

Net cash provided by operating activities	2,306	12,381

Cash from investing activities
Proceeds from investments sold, matured or repaid Bonds and notes	1,028	156
Total investment proceeds	1,028	156

Net cash provided by investing activities	1,028	156

Cash from financing and miscellaneous activities
Net deposits (withdrawals) on deposit-type contracts	(26)	(103)
Other cash provided (used)	818	(7,547)

Net cash provided by (used in) financing and miscellaneous activities	792	(7,650)

Net change in cash and cash equivalents	4,126	4,887
Cash and cash equivalents at the beginning of the year	47,772	38,725

Cash and cash equivalents at the end of the period	$51,898	$43,612

See accompanying notes to condensed statutory basis financial statements	5

MEMBERS Life Insurance Company
Notes to Condensed Statutory Basis Financial Statements, Unaudited
($ in 000s)

Note 1: Nature of Business

MEMBERS Life Insurance Company (“MEMBERS Life” or the “Company”) is a stock life and health insurance company organized under the laws of Iowa and a wholly-owned subsidiary of CUNA Mutual Investment Corporation (“CMIC”). CMIC is organized under the laws of Wisconsin and is a wholly-owned subsidiary of CMFG Life Insurance Company (“CMFG Life”), an Iowa life insurance company. CMFG Life and its affiliated companies primarily sell insurance and other products to credit unions and consumers. The Company’s ultimate parent is CUNA Mutual Holding Company (“CMHC”), a mutual insurance holding company organized under the laws of Iowa.

The Company began selling a single premium deferred index annuity contract in 2013, a flexible premium deferred variable and index-linked annuity contract in 2016, a single premium deferred modified guaranteed index annuity contract in 2019, a single premium deferred index-linked interest options annuity contract in 2021 (collectively the “registered index annuities”), and whole life insurance policies in 2021. Products are sold to consumers, including credit union members, through face-to-face and call center distribution channels. The Company has reinsurance agreements under which it cedes 100% of its business to CMFG Life. See Note 7, Reinsurance, for information on the Company’s reinsurance agreements.

The Company is authorized to sell life, health and annuity policies in all states in the U.S. and the District of Columbia, except New York. All premiums of the Company are generated in the United States with a significant portion in California, Florida, Michigan, North Carolina, Pennsylvania, Texas, and Wisconsin. All annuity deposits of the Company are received in the United States with a significant portion in Connecticut, Florida, Georgia, Iowa, Michigan, Minnesota, New Jersey, North Carolina, Pennsylvania, Rhode Island, South Carolina, Virginia, and Wisconsin.

The accompanying condensed statutory basis financial statements reflect various transactions and balances with the Company’s affiliates. See Note 6, Related Party Transactions, for a description of the significant transactions. While the Company believes that these transactions were at reasonable terms, the results of operations of the Company may have materially differed had these transactions been consummated with unrelated parties.

Note 2: Summary of Significant Accounting Policies

Basis of Presentation

The accompanying condensed statutory basis financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Iowa Department of Commerce, Insurance Division (“Insurance Department”), which differ in some respects from accounting principles generally accepted in the United States of America (“GAAP”).

Prescribed statutory accounting practices are practices incorporated directly or by reference in state laws, regulations and general administrative rules and are applicable to all insurance enterprises domiciled in a particular state. The Insurance Department has identified the Accounting Practices and Procedures Manual (“APPM”), as promulgated by the National Association of Insurance Commissioners (“NAIC”), as a source of prescribed statutory accounting practices for insurers domiciled in Iowa. Permitted statutory accounting practices encompass all accounting practices not prescribed by the NAIC and are approved by the insurance department of the insurer’s state of domicile. The Company does not utilize any permitted practices.

GAAP/Statutory Accounting Differences

The following summary identifies the significant differences between the accounting practices prescribed or permitted by the Insurance Department and GAAP:

6

MEMBERS Life Insurance Company
Notes to Condensed Statutory Basis Financial Statements, Unaudited
($ in 000s)

“Nonadmitted assets” (principally a portion of deferred taxes, certain non-affiliated accounts receivable and commission receivable accounts, the interest maintenance reserve when it is an asset and debit suspense balances) are excluded from the statutory basis statements of admitted assets, liabilities and capital and surplus through a direct charge to unassigned surplus. Under GAAP, nonadmitted assets are presented in the balance sheet, net of any valuation allowance.

Investments in bonds and notes are generally carried at amortized cost, while under GAAP, they are carried at either amortized cost or fair value based on their classification according to the Company’s ability and intent to hold or trade the securities.

For statutory accounting, after an other-than-temporary impairment of bonds, other than loan-backed securities, is recorded, the fair value of the other-than-temporarily impaired bond, other than loan-backed securities, becomes its new cost basis. If the bond is a loan-backed or structured security, it is considered to be other-than-temporarily impaired when the amortized cost exceeds the present value of cash flows expected to be collected and its value is not expected to recover through the Company’s holding period. The amount of the other-than-temporary impairment recognized in net income as a realized loss equals the difference between the investment’s amortized cost basis and its expected cash flows. For GAAP, an impairment is based on the net present value of expected cash flows if the Company intends to hold the security until it has recovered, and an impairment is recorded as a valuation allowance.

Policy reserves, which are 100% ceded to CMFG Life, are established based on mortality and interest assumptions prescribed by state statutes, without consideration for withdrawals, which may differ from reserves established for GAAP using assumptions with respect to mortality, interest, expense, and withdrawals that are based on company experience and expectations.

The Company cedes 100% of its annuity business to CMFG Life, which is accounted for as reinsurance ceded under statutory accounting. These contracts are accounted for as investment-type contracts under GAAP; as such, deposits are not reported as revenues for GAAP. Consequently, deposit accounting is used to account for the reinsurance agreement for GAAP.

Under both GAAP and statutory accounting, deferred federal income taxes are provided for unrealized capital gains or losses on investments and the temporary differences between the reporting and tax bases of assets and liabilities; however, there are limits as to the amount of deferred tax assets that may be reported as admitted assets under statutory accounting. Further, the change in deferred taxes is recognized as an adjustment to unassigned surplus under statutory accounting. For GAAP, changes in deferred taxes related to revenue and expense items are recorded in the statements of operations and comprehensive income. A federal income tax provision is required on a current basis only in the statutory basis statements of operations.

The asset valuation reserve (“AVR”), a statutory only reserve established by formula for the purpose of stabilizing the surplus of the Company against fluctuations in the fair value of certain invested assets, is recorded as a liability by a direct charge to unassigned surplus for statutory accounting. Such a reserve is not recorded under GAAP.

For statutory reporting, the interest maintenance reserve (“IMR”) defers recognition of interest rate-related gains and losses resulting from the disposal of investment securities and amortizes them into income over the remaining contractual maturities of those securities; under GAAP, such gains and losses are recognized in income immediately.

Amounts due from reinsurers for their share of ceded reserves are netted against the reserves rather than shown as assets as under GAAP.

7

MEMBERS Life Insurance Company
Notes to Condensed Statutory Basis Financial Statements, Unaudited
($ in 000s)

Deposits, surrenders, and benefits on certain annuities, including those recorded in the separate accounts, are recorded in the statutory basis statements of operations, while such deposits and benefits are credited or charged directly to the policyholder account balances under GAAP. As a result, under GAAP, revenues on these types of contracts are composed of contract charges and fees, which are recognized when assessed against the account balance. Under GAAP, amounts collected are credited directly to policyholder account balances, and the benefits and claims on these contracts that are charged to expense only include benefits incurred in the period in excess of related policyholder account balances.

The registered index annuities are reported as separate account products for statutory reporting. For GAAP, only the variable annuity component of the flexible premium variable and index-linked deferred annuity is reported as a separate account product, with the other related assets and liabilities reported in the general account because criteria for separate account reporting are not met. The criteria are that funds must be invested at the direction of the contract holder and investment results must be passed through to the contract holder.

Comprehensive income and its components are not presented in the statutory basis financial statements, whereas under GAAP, comprehensive income is presented and changes in comprehensive income are reflected in accumulated other comprehensive income, a component of stockholder’s equity.

The statutory basis statements of cash flows are presented in the required statutory format. Under GAAP, the indirect method for the statements of cash flows requires a reconciliation of net income to net cash provided by operating activities.

Use of Estimates

The preparation of the condensed statutory basis financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the condensed statutory basis financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and, in some cases, the difference could be material. Investment valuations, policy reserve valuations, determination of other-than-temporary impairments (“OTTI”), deferred tax asset valuation reserves and reinsurance balances are most affected by the use of estimates and assumptions.

Investments

Investments are valued as prescribed by the NAIC.

Bonds and notes: Bonds and notes with an NAIC designation of 1 through 5 are generally stated at amortized cost. Bonds and notes with an NAIC designation of 6 are stated at the lower of amortized cost or fair value. Loan-backed securities may be carried at the lower of amortized cost or fair value if they receive an initial rating of 6 under the multiple-designation methodology. Prepayment assumptions for loan-backed securities are obtained from historical industry prepayment averages, industry survey values or internal estimates to determine the effective yield. Changes in the anticipated prepayments are incorporated when determining statement values. Changes in estimated cash flows from the previous assumptions are accounted for using the prospective method.

Net investment income: Investment income is recognized on an accrual basis. Investment income reflects amortization of premiums and accretion of discounts on an effective-yield basis using expected cash flows.

Net realized capital gains (losses): Realized capital gains and losses on the sale of investments are determined based upon the specific identification method and are recorded on the trade date.

8

MEMBERS Life Insurance Company
Notes to Condensed Statutory Basis Financial Statements, Unaudited
($ in 000s)

Cash and Cash Equivalents

Cash includes unrestricted deposits in financial institutions. Cash equivalents include money market mutual funds and investments with maturities at the date of purchase of 90 days or less and are reported at carrying value, which approximates amortized cost. Money market mutual funds are valued based on the closing price as of the date of the condensed statutory basis statement of admitted assets, liabilities and capital and surplus.

Income Tax

Deferred income taxes are recognized, subject to an admissibility test for deferred tax assets, and represent the future tax consequences attributable to differences between the condensed statutory basis financial statement carrying amount of assets and liabilities and their respective tax bases. Gross deferred tax assets are reduced by a statutory valuation allowance if it is more likely than not that some portion or all of the deferred tax assets will not be realized. Recorded deferred tax amounts are adjusted to reflect changes in income tax rates and other tax law provisions as they are enacted. The net change in deferred taxes is recorded directly to unassigned surplus.

The Company is subject to tax-related audits. The Company accounts for any federal and foreign tax contingent liabilities in accordance with Statement of Statutory Accounting Principles (“SSAP”) No. 5R, Liabilities, Contingencies and Impairments of Assets as modified by SSAP No. 101, Income Taxes, and any state and other tax contingent liabilities in accordance with SSAP No. 5R.

Reinsurance

Reinsurance premiums, claims and benefits, commission expense reimbursements, and reserves related to reinsured business ceded are accounted for on a basis consistent with the accounting for the underlying direct policies issued and the terms of the reinsurance contracts. Premiums and benefits ceded to other companies have been reported as reductions of premium income and benefits in the accompanying condensed statutory basis statements of operations. Policy and claim reserves are reported net of unbilled reinsurance recoverables. The Company has evaluated its reinsurance contracts and determined that all significant contracts transfer the underlying economic risk of loss. CMFG Life, which is a related party, is the only reinsurer and there is no concern of default on reinsurance receivable balances as CMFG Life is highly rated and well capitalized.

Separate Accounts

The Company issues registered index annuities, the assets and liabilities of which are legally segregated and reflected in the accompanying condensed statutory basis statements of admitted assets, liabilities and capital and surplus as assets and liabilities of the separate accounts. All separate account assets and liabilities are ceded to CMFG Life on a coinsurance basis except the variable annuity of the flexible premium variable and index-linked deferred annuities that are ceded on a modified coinsurance basis and the related assets and liabilities are retained in the Company’s separate accounts.

Separate account assets for the variable annuity component of the flexible premium variable and index-linked deferred annuity are stated at fair value. Separate account liabilities are accounted for in a manner similar to other policy reserves. Separate account premium deposits, benefit expenses and contract fee income for investment management and policy administration are reflected by the Company in the accompanying condensed statutory basis statements of operations.

The variable annuity contract holders of the flexible premium variable and index-linked deferred annuity are able to invest in investment funds managed for their benefit. All of the flexible premium variable and index-linked deferred annuity separate account assets are invested in unit investment trusts that are registered with the Securities and Exchange Commission as of June 30, 2023 and December 31, 2022, respectively.

9

MEMBERS Life Insurance Company
Notes to Condensed Statutory Basis Financial Statements, Unaudited
($ in 000s)

CMFG Life, on behalf of MEMBERS Life, invests the single premium deferred index annuity, single premium deferred index-linked interest options annuity, single premium deferred modified guaranteed index annuity and flexible premium deferred variable premiums for the benefit of the contract holder. The single premium deferred index, single premium deferred modified guaranteed index and flexible premium variable and index-linked deferred annuities have two risk control accounts, referred to as the Secure and Growth Accounts; the Secure Account has a yearly credited interest rate floor of 0% and the yearly Growth Account floor is -10%. The Secure and Growth Accounts both have credited interest rate caps that vary with issuance. The single premium deferred index-linked interest options annuity has risk control accounts, with either caps and floors or participation rates and buffers applied based on the performance of an external index. For positive index performance, accounts with caps limit the interest credited to the policyholder at the cap; accounts with participation rates credit the full index performance multiplied by the participation rate to the policyholder. For negative index performance, floors represent the maximum negative interest credited a policyholder can receive, while the buffer represents the maximum negative index return for an interest term that will not result in negative interest credited to the contract. Interest is credited at the end of each contract year during the selected index term based on the allocation between risk control accounts and the performance of an external index during that contract year. At the end of the initial index term, only the Secure Account will be available as an option to the policyholder.

Policy and Contract Claim Reserves

Liabilities established for unpaid benefits for life insurance contracts represent the estimated amounts required to cover the ultimate cost of settling reported and incurred but unreported losses. These estimates are adjusted in the aggregate for ultimate loss expectations based on historical experience patterns and current economic trends. Any change in the probable ultimate liabilities, which might arise from new information emerging, is reflected in the condensed statutory basis statements of operations in the period the change is determined to be necessary. Such adjustments could be material.

The policy and contract claim reserves are 100% ceded to CMFG Life.

Policy Reserves

Life insurance reserves: Traditional life insurance reserves are computed on either the net level reserve basis or the Commissioner’s Reserve Valuation Method (“CRVM”) basis dependent on product type and issue date using the applicable mortality table.

The Company waives deduction of deferred fractional premiums upon death of the insured and returns the portion of the final premium beyond the date of death. Surrender values are not promised in excess of legally computed reserves.

Extra premiums are charged for substandard lives, plus the gross premium for a rated age. Mean reserves are determined by computing the regular mean reserve for the plan at the rated age and holding, plus one-half of the extra premium charge for the year.

Tabular interest, tabular less actual reserves released, tabular cost and tabular interest on funds not involving life contingencies have all been determined by formulas prescribed by the Insurance Department.

Individual annuity reserves: Policyholder reserves related to individual annuity contracts are computed using the Commissioner’s Annuity Reserve Valuation Method (“CARVM”), along with Valuation Manual (“VM”) 21, for equity indexed annuities and variable annuities, during the contract accumulation period and the present value of future payments for contracts that have annuitized. Policy reserves related to the registered index annuities contracts are computed using CARVM, along with Actuarial Guideline (“AG”) 33 and 35 and VM 21 for policies greater than ten days after issue; for the first ten days, the reserve is equal to the return of premium. A reserve floor for all deferred annuities is set equal to the cash surrender value.

10

MEMBERS Life Insurance Company
Notes to Condensed Statutory Basis Financial Statements, Unaudited
($ in 000s)

The policy reserves are 100% ceded to CMFG Life.

Liability for Deposit-Type Contracts

The Company recognizes a liability for policyholder deposits that are not subject to policyholder mortality or longevity risk at the stated account value. The account value equals the sum of the original deposit plus accumulated interest, less any withdrawals and expense charges. Such deposits primarily represent annuity contracts without life contingencies.

The liability for deposit-type contracts is 100% ceded to CMFG Life.

Statutory Valuation Reserves

The IMR is maintained for the purpose of stabilizing the surplus of the Company against gains and losses on sales of investments that are primarily attributable to changing interest rates. The interest rate-related gains and losses are deferred and amortized into income over the remaining lives of the securities sold. If the IMR is calculated to be a net asset, it is nonadmitted.

The AVR is a formulaic reserve for fluctuations in the values of invested assets, primarily bonds and notes, mortgage loans, common stocks and limited partnerships. Changes in the AVR are charged or credited directly to unassigned surplus.

Other Liabilities

The Company issues the registered index annuities on the 10th and 25th of each month. The Company recognizes a liability on contracts for which it has received cash, but has not issued a contract. Other liabilities primarily consist of these customer funds pending completion of the policy issuance process. The customer funds are released from other liabilities when the policy application is completed.

11

MEMBERS Life Insurance Company
Notes to Condensed Statutory Basis Financial Statements, Unaudited
($ in 000s)

Note 3: Investments

Bonds and Notes

The statement value, which generally represents amortized cost, gross unrealized gains and losses and fair value of investments in bonds and notes at June 30, 2023 are as follows:

		Gross	Gross
	Statement	Unrealized	Unrealized
	Value	Gains	Losses	Fair Value

U.S. government and agencies	$8,721	$—	$(1,643)	$7,078
Industrial and miscellaneous	27,983	—	(1,324)	26,659
Residential mortgage-backed securities	596	—	(53)	543
Commercial mortgage-backed securities	3,867	—	(305)	3,562
Non-mortgage asset-backed securities	3,782	—	(83)	3,699

Total bonds and notes	$44,949	$—	$(3,408)	$41,541

The statement value, which generally represents amortized cost, gross unrealized gains and losses, and fair value of investments in bonds and notes at December 31, 2022 are as follows:

		Gross	Gross
	Statement	Unrealized	Unrealized
	Value	Gains	Losses	Fair Value

U.S. government and agencies	$8,724	$—	$(1,817)	$6,907
Industrial and miscellaneous	27,887	—	(1,434)	26,453
Residential mortgage-backed securities	625	—	(56)	569
Commercial mortgage-backed securities	3,863	—	(257)	3,606
Non-mortgage asset-backed securities	4,756	—	(175)	4,581

Total bonds and notes	$45,855	$—	$(3,739)	$42,116

12

MEMBERS LIFE INSURANCE COMPANY

Notes to Condensed Statutory Basis Financial Statements, Unaudited

($ in 000s)

The statement value and fair value of bonds and notes at June 30, 2023, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties. Because of the potential for prepayment on residential mortgage-backed, commercial mortgage-backed and non-mortgage asset-backed securities, such securities have not been classified by expected maturity in the table below by contractual maturity.

	Amortized	Estimated
	Cost	Fair Value

Due after one year through five years	$13,766	$13,545
Due after five years through ten years	14,217	13,114
Due after ten years	8,721	7,078
Commercial mortgage-backed securities	3,867	3,562
Residential mortgage-backed securities	596	543
Non-mortgage asset-backed securities	3,782	3,699

Total bonds and notes	$44,949	$41,541

Cash and Cash Equivalents

The details of cash and cash equivalents as of June 30, 2023 and December 31, 2022 are as follows:

	June 30,	December 31,
	2023	2022
Cash equivalents	$48,741	$42,915
Cash	3,157	4,857
Total cash and cash equivalents	$51,898	$47,772

13

MEMBERS LIFE INSURANCE COMPANY

Notes to Condensed Statutory Basis Financial Statements, Unaudited

($ in 000s)

Net Investment Income

Sources of net investment income for the three and six months ended June 30, 2023 and 2022 are as follows:

	Three months ended		Six months ended,
	June 30,		June 30,
	2023	2022	2023	2022
Bonds and notes	$435	$196	$874	$388
Cash and cash equivalents	612	63	1,136	70
Gross investment income	1,047	259	2,010	458
Less investment expenses	15	8	33	18
Net investment income	$1,032	$251	$1,977	$440

Investment expenses are charged by a related party for investment management fees and include interest, salaries, brokerage fees and securities’ custodial fees.

Due and accrued investment income over 90 days past due is excluded from the condensed statutory basis statements of admitted assets, liabilities and capital and surplus as a nonadmitted asset. There was no accrued investment income excluded at June 30, 2023 and December 31, 2022 on this basis.

Net Realized Capital Losses

There were no proceeds from the sale of debt securities for the three and six months ended June 30, 2023 or 2022. The Company recorded $6 and $5 of tax expense for the three and six months ended June 30, 2022 related to prior capital losses.

Other-Than-Temporary Investment Impairments

Investment securities are reviewed for OTTI on an ongoing basis. The Company creates a watchlist of securities based primarily on the fair value of an investment security relative to its amortized cost. When the fair value drops below the Company’s amortized cost, the Company monitors the security for OTTI. The determination of OTTI requires significant judgment on the part of the Company and depends on several factors, including, but not limited to:

●	The existence of any plans to sell the investment security.

●	The extent to which fair value is less than statement value.

●	The underlying reason for the decline in fair value (credit concerns, interest rates, etc.).

●	The financial condition and near-term prospects of the issuer/borrower, including the ability to meet contractual obligations, relevant industry trends and conditions and cash flow analysis.

●	For mortgage-backed and structured securities, the Company’s intent and ability to retain its investment for a period of time sufficient to allow for an anticipated recovery in fair value.

●	The Company’s ability to recover all amounts due according to the contractual terms of the agreements.

●	The Company’s collateral position, in the case of bankruptcy or restructuring.

14

MEMBERS LIFE INSURANCE COMPANY

Notes to Condensed Statutory Basis Financial Statements, Unaudited

($ in 000s)

A bond or note is considered to be other-than-temporarily impaired when the fair value is less than the amortized cost basis and its value is not expected to recover through the Company’s holding period. When this occurs, the Company records a realized capital loss equal to the difference between the amortized cost and fair value. The fair value of the other-than-temporarily impaired security becomes its new amortized cost. If the bond is a loan-backed or structured security, it is considered to be other-than-temporarily impaired when the amortized cost exceeds the present value of cash flows expected to be collected and its value is not expected to recover through the Company’s holding period. The amount of the OTTI recognized in the condensed statutory basis statement of operations as a realized loss equals the difference between the investment’s amortized cost basis and its expected cash flows.

Management believes it has made an appropriate provision for other-than-temporarily impaired securities owned at June 30, 2023 and December 31, 2022. Future declines in fair value may result in additional OTTI. Additional OTTI will be recorded as appropriate and as determined by the Company’s regular monitoring procedures of additional facts. In light of the variables involved, such additional OTTI could be significant.

The Company did not recognize any OTTI on mortgage-backed and structured securities during the three and six months ended June 30, 2023 and 2022 caused by an intent to sell or lack of intent and ability to hold until recovery of the amortized cost basis.

Net Unrealized Capital Losses

Information regarding the Company’s bonds and notes with unrealized losses at June 30, 2023 is presented below, segregated between those that have been in a continuous unrealized loss position for less than twelve months and those that have been in a continuous unrealized loss position for twelve or more months.

	Months in Unrealized Loss Position
	Less Than		Twelve		Total
	Twelve Months		Months or Greater		June 30, 2023
	Fair Value	Unrealized Loss	Fair Value	Unrealized Loss	Fair Value	Unrealized Loss

U.S. government and agencies	$—	$—	$7,078	$(1,643)	$7,078	$(1,643)
Industrial and miscellaneous	22,622	(383)	4,037	(941)	26,659	(1,324)
Commercial mortgage-backed securities	1,866	(84)	1,696	(221)	3,562	(305)
Residential mortgage-backed securities	101	(3)	442	(50)	543	(53)
Non-mortgage asset-backed securities	3,699	(83)	—	—	3,699	(83)

Total bonds and notes	$28,288	$(553)	$13,253	$(2,855)	$41,541	$(3,408)

At June 30, 2023, the Company owned 36 securities with a fair value of $41,541 in an unrealized loss position. The Company owned two U.S. government and agency securities, five industrial and miscellaneous securities, one commercial mortgage-backed security, and one residential mortgage-backed security of $1,643, $941, $221, and $50, respectively, in unrealized loss positions greater than twelve months. The aggregate severity of unrealized losses for bonds and notes with a loss period of twelve months or greater is approximately 17.7% of amortized cost.

15

MEMBERS LIFE INSURANCE COMPANY

Notes to Condensed Statutory Basis Financial Statements, Unaudited

($ in 000s)

All the securities with unrealized losses as of June 30, 2023 are rated “investment grade” based on having an NAIC rating of 1 or 2.

Information regarding the Company’s bonds and notes with unrealized losses at December 31, 2022 is presented below, segregated between those that have been in a continuous unrealized loss position for less than twelve months and those that have been in a continuous unrealized loss position for twelve or more months.

	Months in Unrealized Loss Position
	Less Than		Twelve		Total
	Twelve Months		Months or Greater		December 31, 2022
	Fair Value	Unrealized Loss	Fair Value	Unrealized Loss	Fair Value	Unrealized Loss

U.S. government and agencies	$6,907	$(1,817)	$—	$—	$6,907	$(1,817)
Industrial and miscellaneous	20,846	(361)	5,607	(1,073)	26,453	(1,434)
Residential mortgage-backed securities	569	(56)	—	—	569	(56)
Commercial mortgage-backed securities	1,906	(28)	1,700	(229)	3,606	(257)
Non-mortgage asset-backed securities	4,581	(175)	—	—	4,581	(175)

Total bonds and notes	$34,809	$(2,437)	$7,307	$(1,302)	$42,116	$(3,739)

At December 31, 2022, the Company owned 37 securities with a fair value of $42,116 in an unrealized loss position. The Company owned seven industrial and miscellaneous securities and one commercial mortgage-backed security of $1,073 and $229, respectively, in unrealized loss positions greater than twelve months. The aggregate severity of unrealized losses for bonds and notes with a loss period of twelve months or greater is approximately 15.1% of amortized cost. All the securities with unrealized losses as of December 31, 2022 are rated “investment grade” based on having an NAIC rating of 1 or 2.

Restricted Assets

At June 30, 2023 and December 31, 2022, securities with admitted asset values of $44,999 and $45,905, respectively, were on deposit with government authorities as required by law to satisfy regulatory requirements. These holdings as a percentage of total assets and total admitted assets were 12% and 12% as of June 30, 2023, respectively, and 13% and 13% as of December 31, 2022, respectively.

Investment Credit Risk

The Company maintains a diversified investment portfolio including issuer, sector and geographic stratification, where applicable, and has established certain exposure limits, diversification standards, and review procedures to mitigate credit risk.

16

MEMBERS LIFE INSURANCE COMPANY

Notes to Condensed Statutory Basis Financial Statements, Unaudited

($ in 000s)

Note 4: Fair Value

The Company uses fair value measurements to record fair value of certain assets and liabilities and to estimate fair value of financial instruments not recorded at fair value but required to be disclosed at fair value. Certain financial instruments, such as insurance policy liabilities other than deposit-type contracts, are excluded from the fair value disclosure requirements. The Company uses fair value measurements obtained using observable inputs or internally determined estimates to estimate fair value.

Valuation Hierarchy

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value of assets and liabilities into three broad levels. The Company has categorized its financial instruments, based on the degree of subjectivity inherent in the valuation technique, as follows:

●	Level 1: Inputs are directly observable and represent quoted prices for identical assets or liabilities in active markets the Company has the ability to access at the measurement date.

●	Level 2: All significant inputs are observable, either directly or indirectly, other than quoted prices included in Level 1, for the asset or liability. This includes: (i) quoted prices for similar instruments in active markets, (ii) quoted prices for identical or similar instruments in markets that are not active, (iii) inputs other than quoted prices that are observable for the instruments and (iv) inputs that are derived principally from or corroborated by observable market data by correlation or other means.

●	Level 3: One or more significant inputs are unobservable and reflect the Company’s estimates of the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk.

For purposes of determining the fair value of the Company’s assets and liabilities, observable inputs are those inputs used by market participants in valuing financial instruments, which are developed based on market data obtained from independent sources. In the absence of sufficient observable inputs, unobservable inputs, reflecting the Company’s estimates of the assumptions market participants would use in valuing financial assets and liabilities, are developed based on the best information available in the circumstances. The Company uses prices and inputs that are current as of the measurement date. In some instances, valuation inputs used to measure fair value fall into different levels of the fair value hierarchy. The category level in the fair value hierarchy is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The hierarchy requires the use of market observable information when available for measuring fair value. The availability of observable inputs varies by investment. In situations where the fair value is based on inputs that are unobservable in the market or on inputs from inactive markets, the determination of fair value requires more judgment and is subject to the risk of variability. The degree of judgment exercised by the Company in determining fair value is typically greatest for investments categorized in Level 3. Transfers in and out of level categories are reported as having occurred at the end of the quarter in which the transfer occurred. Therefore, for all transfers into Level 3, all realized gains and losses and all changes in unrealized gains and losses in the last quarter are not reflected in the Level 3 rollforward table.

Valuation Process

The Company is responsible for the determination of fair value and the supporting assumptions and methodologies. The Company uses a consistent application of valuation methodologies and inputs and compliance with accounting standards through the execution of various processes and controls designed to provide assurance that assets and liabilities are appropriately valued.

17

MEMBERS LIFE INSURANCE COMPANY

Notes to Condensed Statutory Basis Financial Statements, Unaudited

($ in 000s)

The Company has policies and guidelines that require the establishment of valuation methodologies and consistent application of such methodologies. These policies and guidelines govern the use of inputs and price source hierarchies and provide controls around the valuation processes. These controls include appropriate review and analysis of prices against market activity or indicators of reasonableness, approval of price source changes, price overrides, methodology changes and classification of fair value hierarchy levels. The valuation policies and guidelines are reviewed and updated as appropriate.

For fair values received from third parties or internally estimated, the Company’s processes are designed to provide assurance that the valuation methodologies and inputs are appropriate and consistently applied, the assumptions are reasonable and consistent with the objective of determining fair value, and the fair values are appropriately recorded. The Company performs procedures to understand and assess the methodologies, processes, and controls of valuation service providers. In addition, the Company may validate the reasonableness of fair values by comparing information obtained from valuation service providers or brokers to other third-party valuation sources for selected securities. When using internal valuation models, these models are developed by the Company’s investment group using established methodologies. The models, including key assumptions, are reviewed with various investment sector professionals, accounting, operations, compliance, and risk management professionals. In addition, when fair value estimates involve a high degree of subjectivity, the Company validates them through reviews by members of management who have relevant expertise and who are independent of those charged with executing investment transactions.

Transfers Between Levels

There were no transfers between levels during the three and six months ended June 30, 2023 and 2022.

Determination of Fair Values

The following table summarizes the Company’s assets that are measured at fair value on a recurring basis as of June 30, 2023.

Assets, at Fair Value	Level 1	Level 2	Level 3	Total

Cash equivalents	$48,741	$—	$—	$48,741
Separate account assets	—	237,505	—	237,505
Total assets at fair value	$48,741	$237,505	$—	$286,246

The following table summarizes the Company’s assets that are measured at fair value on a recurring basis as of December 31, 2022.

Assets, at Fair Value	Level 1	Level 2	Level 3	Total

Cash equivalents	$42,915	$—	$—	$42,915
Separate account assets	—	229,659	—	229,659
Total assets at fair value	$42,915	$229,659	$—	$272,574

There were no liabilities measured at fair value on a recurring basis as of June 30, 2023 or December 31, 2022.

18

MEMBERS LIFE INSURANCE COMPANY

Notes to Condensed Statutory Basis Financial Statements, Unaudited

($ in 000s)

Fair Value Measurement of Financial Instruments

Accounting standards require disclosure of fair value information about certain on and off-balance sheet financial instruments for which it is practicable to estimate that value.

The following table summarizes the carrying amounts and fair values of the Company’s financial instruments for which it is practicable to estimate fair value by fair value measurement level at June 30, 2023:

	Carrying
	Amount	Fair Value	Level 1	Level 2	Level 3
Financial instruments recorded as assets:
Bonds and notes	$44,949	$41,541	$—	$41,541	$—
Cash equivalents	48,741	48,741	48,741	—	—
Separate account assets	237,505	237,505	—	237,505	—
Financial instruments recorded as liabilities:
Separate account liabilities	237,505	237,505	—	237,505	—

The following table summarizes the carrying amounts and fair values of the Company’s financial instruments for which it is practicable to estimate fair value by fair value measurement level at December 31, 2022:

	Carrying
	Amount	Fair Value	Level 1	Level 2	Level 3
Financial instruments recorded as assets:
Bonds and notes	$45,855	$42,116	$—	$42,116	$—
Cash equivalents	42,915	42,915	42,915	—	—
Separate account assets	229,659	229,659	—	229,659	—
Financial instruments recorded as liabilities:
Separate account liabilities	229,659	229,659	—	229,659	—

The carrying amounts for accrued net investment income, and certain receivables and payables approximate fair value due to their short-term nature and have been excluded from the fair value tables above.

The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments by fair value hierarchy level:

Level 1 Measurements

Cash equivalents: Consists of money market mutual funds reported as cash equivalents. Valuation for money market mutual funds is based on the closing price as of the balance sheet date.

19

MEMBERS LIFE INSURANCE COMPANY

Notes to Condensed Statutory Basis Financial Statements, Unaudited

($ in 000s)

Level 2 Measurements

Bonds and notes: Valuation is principally based on observable inputs including quoted prices for similar assets in markets that are active and observable market data.

Separate account assets and liabilities: Separate account assets are investments in mutual funds and unit investment trusts in which the contract holders could redeem their investment at net asset value per share at the measurement date with the investee; and mutual funds where valuation is principally based on observable inputs including quoted prices for similar assets in markets that are active and observable market data. Separate account liabilities represent the account value owed to the customer; the fair value is determined by reference to the fair value of the related separate account assets.

20

MEMBERS LIFE INSURANCE COMPANY

Notes to Condensed Statutory Basis Financial Statements, Unaudited

($ in 000s)

Note 5: Income Tax

The Company has entered into a tax sharing agreement with CMHC and certain of its subsidiaries. The agreement provides for the allocation of tax expense based on each subsidiary’s contribution to the consolidated federal income tax liability. Pursuant to the agreement, subsidiaries that have incurred losses are reimbursed regardless of the utilization of the loss in the current year.

Reconciliation to U.S. Tax Rate

The total statutory provision for income taxes for the three and six months ended June 30, 2023 and 2022 differs from the amount computed by applying the U.S. federal corporate income tax rate of 21% to income before federal income taxes plus gross realized capital gains (losses) due to the items listed in the following reconciliation:

	Three months ended				Six months ended
	June 30,		June 30,		June 30,		June 30,
	2023		2022		2023		2022
	Amount	Rate	Amount	Rate	Amount	Rate	Amount	Rate

Tax expense computed at federal corporate rate	$98	21.0%	$303	21.0%	$400	21.0%	$126	21.0%
Foreign tax credit	(20)	(4.3%)	(10)	(0.7%)	(40)	(2.1%)	(21)	(3.5%)
Income tax expense (benefit) related to prior years	(308)	(66.2%)	—	0.0%	(308)	(16.2%)	—	0.0%
Nonadmitted assets	346	74.2%	(50)	(3.4%)	499	26.2%	(944)	(156.4%)
Interest maintenance reserve amortization	3	0.6%	4	0.3%	6	0.3%	7	1.2%
Dividends received deductions	(26)	(5.7%)	(27)	(1.9%)	(53)	(2.8%)	(54)	(9.0%)
Other	1	0.1%	(1)	0.0%	1	0.0%	(1)	(0.1%)

Total statutory income taxes	$94	19.7%	$219	15.3%	$505	26.4%	$(887)	(146.8%)

Federal income tax expense (benefit)	$336	72.0%	$532	37.3%	$851	44.6%	$641	107.4%
Change in net deferred income tax	(242)	(52.3%)	(313)	(22.0%)	(346)	(18.2%)	(1,528)	(254.2%)

Total statutory income taxes	$94	19.7%	$219	15.3%	$505	26.4%	$(887)	(146.8%)

Interim period tax provisions are calculated based on actual results rather than an estimated annual effective tax rate. A reliable estimate of the annual effective tax rate cannot be made, and the actual effective tax rate is the best estimate of the annual effective tax rate.

21

MEMBERS LIFE INSURANCE COMPANY

Notes to Condensed Statutory Basis Financial Statements, Unaudited

($ in 000s)

Note 6: Related Party Transactions

In the normal course of business, the Company has various transactions with related entities, such as information technology support, benefit plan administration and costs associated with accounting, actuarial, tax, investment and administrative services. In certain circumstances, expenses are shared between the companies. Expenses incurred that are specifically identifiable with a particular company are borne by that company; other expenses are allocated among the companies on the basis of time and usage studies. Amounts due from this related party activity are generally settled monthly. The Company reimbursed CMFG Life $26,216 and $51,235 for allocated expenses for the three and six months ended June 30, 2023, respectively, and $18,636 and $36,857 for the three and six months ended June 30, 2022, respectively; which are included in operating and other expenses.

As of June 30, 2023 and December 31, 2022, respectively, $33,370 and $24,611 was due to CMFG Life for such expense sharing transactions.

The Company utilizes CUNA Brokerage Services, Inc. (“CBSI”), which is 100% owned by CMIC, to distribute its annuity products. Beginning in May 2022, CBSI advisors were licensed with LPL Financial LLC (“LPL”), an unaffiliated third party, such that starting in June 2022, commissions are paid to LPL prior to being collected by CBSI. The Company recorded commission expenses for this service of $7,030 and $12,710 for the three and six months ended June 30, 2023, respectively. Commission expenses of $8,662 and $21,670 were recorded for the three and six months ended and June 30, 2022, respectively.

22

MEMBERS LIFE INSURANCE COMPANY

Notes to Condensed Statutory Basis Financial Statements, Unaudited

($ in 000s)

Note 7: Reinsurance

The Company entered into coinsurance and modified coinsurance agreements with its affiliate, CMFG Life, to cede 100% of its life, accident and health, and annuity business. The Company entered into the agreements for the purpose of limiting its exposure to loss on any one single insured, diversifying its risk and limiting its overall financial exposure to certain products, and to meet its overall financial objectives. The Company retains the risk of loss in the event that CMFG Life is unable to meet the obligations assumed under the reinsurance agreements.

The following table shows the effect of reinsurance on premiums, benefits, and surrenders, and increase in policy reserves for the three and six months ended June 30, 2023 and 2022.

	Three months ended		Six months ended
	June 30,		June 30,
	2023	2022	2023	2022
Premiums earned:
Direct	$284,840	$321,413	$540,266	$743,095
Ceded to affiliates	(284,840)	(321,413)	(540,266)	(743,095)
Premiums earned, net of reinsurance	$—	$—	$—	$—
Contract charges
Direct	2,226	1,618	4,427	2,541
Ceded to affiliates	(2,226)	(1,618)	(4,427)	(2,541)
Contract charges, net of reinsurance	$—	$—	$—	$—
Benefits and surrender expenses:
Direct	$189,784	$115,196	$351,628	$254,344
Ceded to affiliates	(189,784)	(115,196)	(351,628)	(254,344)
Benefits and surrender expenses, net of reinsurance	$—	$—	$—	$—
Increase in policy reserves:
Direct	$(19,509)	$40,983	$(45,604)	$37,964
Ceded to affiliates	19,509	(40,983)	45,604	(37,964)
Increase in policy reserves, net of reinsurance	$—	$—	$—	$—

Policy reserves and claim liabilities are stated net of reinsurance balances ceded of $123,920 and $167,272 at June 30, 2023 and December 31, 2022, respectively.

The Company receives a reinsurance ceding commission equal to 100% of its actual expenses for life insurance and annuities ceded to CMFG Life, which was $45,009 and $88,298 for the three and six months ended June 30, 2023, respectively, and $39,557 and $84,818 for the three and six months ended June 30, 2022, respectively.

23

MEMBERS LIFE INSURANCE COMPANY

Notes to Condensed Statutory Basis Financial Statements, Unaudited

($ in 000s)

Note 8: Commitments and Contingencies

Legal Matters

Various legal and regulatory actions, including state market conduct exams and federal tax audits, are currently pending that involve the Company and specific aspects of its conduct of business. Like other members of the insurance industry, the Company is routinely involved in a number of lawsuits and other types of proceedings, some of which may involve claims for substantial or indeterminate amounts. These actions are based on a variety of issues and involve a range of the Company’s practices. The ultimate outcome of these disputes is unpredictable.

These matters in some cases raise difficult and complicated factual and legal issues and are subject to many uncertainties and complexities, including but not limited to, the underlying facts of each matter; novel legal issues; variations between jurisdictions in which matters are being litigated, heard or investigated; differences in applicable laws and judicial interpretations; the length of time before many of these matters might be resolved by settlement, through litigation or otherwise and, in some cases, the timing of their resolutions relative to other similar matters involving other companies. In connection with regulatory examinations and proceedings, government authorities may seek various forms of relief, including penalties, restitution and changes in business practices. The Company may not be advised of the nature and extent of relief sought until the final stages of the examination or proceeding. In the opinion of management, the ultimate liability, if any, resulting from all such pending actions will not materially affect the condensed statutory basis financial statements of the Company.

Note 9: Unassigned Surplus

Nonadmitted assets at June 30, 2023 and December 31, 2022 reduce unassigned surplus and include the following:

	June 30,	December 31,
	2023	2022
Nonadmitted assets:
Net deferred tax asset	$5,464	$4,612
Accounts receivable - nonaffiliated	5,950	6,599
Prepaid expenses	397	494
Interest maintenance reserve	712	740
Other	857	2,488
Total nonadmitted assets	$13,380	$14,933

Note 10: Subsequent Events

The Company evaluated subsequent events through October 17, 2023, the date the condensed statutory basis financial statements were available for issuance. There were no significant subsequent events that require adjustment to or disclosure in the accompanying condensed statutory basis financial statements.

24

MEMBERS Life Insurance Company

Statutory Basis Financial Statements

as of December 31, 2022 and 2021

and for the Three Years in the Period Ended

December 31, 2022, Supplemental Schedules

as of and for the Year Ended December 31, 2022

and Independent Auditor’s Report

INDEPENDENT AUDITOR’S REPORT

Audit Committee and Stockholder of

MEMBERS Life Insurance Company

Waverly, Iowa

Opinions

We have audited the statutory basis financial statements of MEMBERS Life Insurance Company (the “Company”), which comprise the statutory basis statements of admitted assets, liabilities, and capital and surplus as of December 31, 2022 and 2021, and the related statutory basis statements of operations, changes in capital and surplus, and cash flows for each of the three years in the period ended December 31, 2022, and the related notes to the statutory basis financial statements (collectively referred to as the “statutory basis financial statements”).

Unmodified Opinion on Statutory Basis of Accounting

In our opinion, the statutory basis financial statements present fairly, in all material respects, the admitted assets, liabilities, and capital and surplus of the Company as of December 31, 2022 and 2021, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2022, in accordance with the accounting practices prescribed or permitted by the Iowa Department of Commerce, Insurance Division, described in Note 2.

Adverse Opinion on Accounting Principles Generally Accepted in the United States of America

In our opinion, because of the significance of the matter described in the Basis for Adverse Opinion on Accounting Principles Generally Accepted in the United States of America section of our report, the statutory basis financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2022 and 2021, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2022.

Basis for Opinions

We conducted our audit in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Statutory Basis Financial Statements section of our report. We are required to be independent of the Company, and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on Accounting Principles Generally Accepted in the United States of America

As described in Note 2 to the statutory basis financial statements, the statutory basis financial statements are prepared by the Company using the accounting practices prescribed or permitted by the Iowa Department of Commerce, Insurance Division, which is a basis of accounting other than accounting principles generally accepted in the United States of America, to meet the requirements of the Iowa Department of Commerce, Insurance Division. The effects on the statutory basis financial statements of the variances between the statutory basis of accounting described in Note 2 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material and pervasive.

Emphasis of Matter

As discussed in Note 1 to the statutory basis financial statements, the results of the Company may not be indicative of those of a stand-alone entity, as the Company is a member of a controlled group of affiliated companies. Our opinion is not modified with respect to this matter.

Responsibilities of Management for the Statutory Basis Financial Statements

Management is responsible for the preparation and fair presentation of the statutory basis financial statements in accordance with the accounting practices prescribed or permitted by the Iowa Department of Commerce, Insurance Division. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of statutory basis financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the statutory basis financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date that the statutory basis financial statements are issued.

Auditor’s Responsibilities for the Audit of the Statutory Basis Financial Statements

Our objectives are to obtain reasonable assurance about whether the statutory basis financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the statutory basis financial statements.

In performing an audit in accordance with GAAS, we:

●	Exercise professional judgment and maintain professional skepticism throughout the audit.

●	Identify and assess the risks of material misstatement of the statutory basis financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the statutory basis financial statements.

●	Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

●	Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the statutory basis financial statements.

●	Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control–related matters that we identified during the audit.

Report on Supplemental Schedules

Our 2022 audit was conducted for the purpose of forming an opinion on the 2022 statutory basis financial statements as a whole. The supplemental schedule of selected financial data, summary investment schedule, reinsurance contract interrogatories, and supplemental investment risks interrogatories as of and for the year ended December 31, 2022, are presented for purposes of additional analysis and are not a required part of the 2022 statutory basis financial statements. These schedules are the responsibility of the Company’s management and were derived from and relate directly to the underlying accounting and other records used to prepare the statutory basis financial statements. Such schedules have been subjected to the auditing procedures applied in our audit of the 2022 statutory basis financial statements and certain additional procedures, including comparing and reconciling such schedules directly to the underlying accounting and other records used to prepare the statutory basis financial statements or to the statutory basis financial statements themselves, and other additional procedures in accordance with auditing standards generally accepted in the United States of America. In our opinion, such schedules are fairly stated in all material respects in relation to the 2022 statutory basis financial statements as a whole.

/s/ DELOITTE & TOUCHE LLP

Chicago, Illinois

March 15, 2023

MEMBERS Life Insurance Company
Statutory Basis Statements of Admitted Assets, Liabilities and Capital and Surplus
December 31, 2022 and 2021
($ in 000s)

Admitted Assets	2022	2021

Cash and invested assets
Bonds and notes	$45,855	$27,450
Cash and cash equivalents	47,772	38,725

Total cash and invested assets	93,627	66,175

Accrued investment income	539	216
Federal income taxes recoverable from affiliate	16	43
Net deferred tax asset	505	563
Amounts due from reinsurers	21,993	25,030
Receivables from affiliates	45	308
Other assets	14	10
Separate account assets	229,659	294,305

Total admitted assets	$346,398	$386,650

Liabilities and Capital and Surplus
Liabilities
Reinsurance payable	$18,442	$21,558
Payable to affiliates	25,569	21,606
Commissions, expenses, taxes, licenses, and fees accrued	2,757	2,379
Asset valuation reserve	68	18
Other liabilities	22,548	23,360
Transfers to (from) separate accounts	(4,695)	(12,213)
Separate account liabilities	229,659	294,305

Total liabilities	294,348	351,013

Capital and surplus
Capital
Common stock, $5 par value, 1,000 shares
issued and outstanding	5,000	5,000
Paid-in capital	51,170	31,153
Unassigned surplus (deficit)	(4,120)	(516)

Total capital and surplus	52,050	35,637

Total liabilities and capital and surplus	$346,398	$386,650

See accompanying notes to statutory basis financial statements	4

MEMBERS Life Insurance Company
Statutory Basis Statements of Operations
Years Ended December 31, 2022, 2021, and 2020
($ in 000s)

	2022	2021	2020
Income
Reinsurance commissions	$163,472	$169,103	$103,297
Net investment income	1,679	748	1,017
Other income (loss)	(4,244)	32,689	31,596

Total income	160,907	202,540	135,910

Benefits and expenses
General insurance expenses	75,646	62,147	45,029
Insurance taxes, licenses, fees, and commissions	87,648	107,116	58,279
Net transfers to (from) separate accounts	(4,074)	32,291	31,908

Total benefits and expenses	159,220	201,554	135,216

Income before federal income tax expense and net realized capital gains (losses)	1,687	986	694
Federal income tax expense	1,142	1,668	256

Income (loss) before net realized capital gains (losses)	545	(682)	438
Net realized capital gains (losses), excluding gains transferred to IMR, net of tax expense (2022 - $5; 2021 - $21; 2020 - $100) excluding taxes transferred to IMR (2022 - $0; 2021 - $0; 2020- $0)	(5)	(21)	(241)

Net income (loss)	$540	$(703)	$197

See accompanying notes to statutory basis financial statements	5

MEMBERS Life Insurance Company
Statutory Basis Statements of Changes in Capital and Surplus
Years Ended December 31, 2022, 2021, and 2020
($ in 000s)

	2022	2021	2020

Capital and surplus at beginning of year	$35,637	$40,700	$39,989
Additions (deductions)
Net income (loss)	540	(703)	197
Change in net deferred income tax	1,769	2,100	241
Change in nonadmitted assets	(5,863)	(6,442)	233
Change in asset valuation reserve	(50)	(18)	40
Capital contribution from parent, net of tax	20,017	-	-

Net additions (deductions)	16,413	(5,063)	711

Capital and surplus at end of year	$52,050	$35,637	$40,700

See accompanying notes to statutory basis financial statements	6

MEMBERS Life Insurance Company
Statutory Basis Statements of Cash Flows
Years Ended December 31, 2022, 2021, and 2020
($ in 000s)

	2022	2021	2020

Cash from operating activities
Premiums and other considerations	$(3,115)	$14,161	$(7,537)
Net investment income received	1,461	802	1,191
Reinsurance commissions	163,472	169,103	103,297
Other income	2,855	20,389	25,668
Policy and contract benefits and dividends paid	(3,866)	151	187
Operating expenses paid	(158,638)	(164,222)	(94,087)
Federal income taxes received (paid)	(1,120)	1,546	(141)
Net transfers from (to) separate accounts	11,592	(35,088)	(34,175)

Net cash provided by (used in) operating activities	12,641	6,842	(5,597)

Cash from investing activities

Proceeds from investments sold, matured or repaid
Bonds and notes	1,198	2,820	11,864
Miscellaneous proceeds	7	-	-

Total investment proceeds	1,205	2,820	11,864

Cost of investments acquired
Bonds and notes	-	-	7,951
Miscellaneous applications	-	7	-

Total investments acquired	-	7	7,951

Net cash provided by investing activities	1,205	2,813	3,913

Cash from financing and miscellaneous activities
Net deposits (withdrawals) on deposit-type contracts	(126)	(65)	(26)
Other cash provided (used)	(4,673)	2,725	(917)

Net cash provided by (used in) financing
and miscellaneous activities	(4,799)	2,660	(943)

Net change in cash and cash equivalents	9,047	12,315	(2,627)
Cash and cash equivalents at the beginning of the year	38,725	26,410	29,037

Cash and cash equivalents at the end of the year	$47,772	$38,725	$26,410

Supplemental disclosure of non-cash transactions
Net cash paid (received) to (from) affiliate for income taxes	$1,120	$(1,546)	$141
Capital contribution of securities from parent	19,680	-	-

See accompanying notes to statutory basis financial statements	7

MEMBERS Life Insurance Company
Notes to Statutory Basis Financial Statements
($ in 000s)

Note 1: Nature of Business

MEMBERS Life Insurance Company (“MEMBERS Life” or the “Company” or “MLIC”) is a stock life and health insurance company organized under the laws of Iowa and a wholly-owned subsidiary of CUNA Mutual Investment Corporation (“CMIC”). CMIC is organized under the laws of Wisconsin and is a wholly-owned subsidiary of CMFG Life Insurance Company (“CMFG Life”), an Iowa life insurance company. CMFG Life and its affiliated companies primarily sell insurance and other products to credit unions and consumers. The Company’s ultimate parent is CUNA Mutual Holding Company (“CMHC”), a mutual insurance holding company organized under the laws of Iowa.

The Company began selling a single premium deferred index annuity contract in 2013, a flexible premium deferred variable and index-linked annuity contract in 2016, a single premium deferred modified guaranteed index annuity contract in 2019, and a single premium deferred index-linked interest options annuity contract (collectively the “registered index annuities”) and whole life insurance policies in 2021. Products are sold to consumers, including credit union members, through face-to-face and call center distribution channels. The Company has reinsurance agreements under which it cedes 100% of its business to CMFG Life. See Note 7, Reinsurance, for information on the Company’s reinsurance agreements.

The Company is authorized to sell life, health and annuity policies in all states in the U.S. and the District of Columbia, except New York. All premiums of the Company are generated in the United States with a significant portion in Texas, Michigan, Georgia, California, Florida and Pennsylvania. All annuity deposits of the Company are received in the United States with a significant portion in Pennsylvania, Florida, North Carolina, California, Wisconsin and Michigan.

The accompanying statutory basis financial statements reflect various transactions and balances with the Company’s affiliates. See Note 6, Related Party Transactions, for a description of the significant transactions. While the Company believes that these transactions were at reasonable terms, the results of operations of the Company may have materially differed had these transactions been consummated with unrelated parties.

Note 2: Summary of Significant Accounting Policies

Basis of Presentation

The accompanying statutory basis financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Iowa Department of Commerce, Insurance Division (“Insurance Department”), which differ in some respects from accounting principles generally accepted in the United States of America (“GAAP”).

Prescribed statutory accounting practices are practices incorporated directly or by reference in state laws, regulations and general administrative rules and are applicable to all insurance enterprises domiciled in a particular state. The Insurance Department has identified the Accounting Practices and Procedures Manual (“APPM”), as promulgated by the Insurance Department, as a source of prescribed statutory accounting practices for insurers domiciled in Iowa. Permitted statutory accounting practices encompass all accounting practices not prescribed by the NAIC and are approved by the insurance department of the insurer’s state of domicile. The Company does not utilize any permitted practices.

8

MEMBERS Life Insurance Company
Notes to Statutory Basis Financial Statements
($ in 000s)

GAAP/Statutory Accounting Differences

The following summary identifies the significant differences between the accounting practices prescribed or permitted by the Insurance Department and GAAP:

“Nonadmitted assets” (principally a portion of deferred taxes, certain non-affiliated accounts receivable and commission receivable accounts, the interest maintenance reserve and debit suspense balances) are excluded from the statutory basis statements of admitted assets, liabilities and capital and surplus through a direct charge to unassigned surplus. Under GAAP, nonadmitted assets are presented in the balance sheet, net of any valuation allowance.

Investments in bonds and notes are generally carried at amortized cost, while under GAAP, they are carried at either amortized cost or fair value based on their classification according to the Company’s ability and intent to hold or trade the securities.

For statutory accounting, after an other-than-temporary impairment of bonds, other than loan-backed securities, is recorded, the fair value of the other-than-temporarily impaired bond, other than loan-backed securities, becomes its new cost basis. If the bond is a loan-backed or structured security, it is considered to be other-than-temporarily impaired when the amortized cost exceeds the present value of cash flows expected to be collected and its value is not expected to recover through the Company’s holding period. The amount of the other-than-temporary impairment recognized in net income as a realized loss equals the difference between the investment’s amortized cost basis and its expected cash flows. For GAAP, an impairment is based on the net present value of expected cash flows if the Company intends to hold the security until it has recovered, and an impairment is recorded as a valuation allowance.

Policy reserves, which are 100% ceded to CMFG Life, are established based on mortality and interest assumptions prescribed by state statutes, without consideration for withdrawals, which may differ from reserves established for GAAP using assumptions with respect to mortality, interest, expense, and withdrawals that are based on company experience and expectations.

The Company cedes 100% of its annuity business to its parent, CMFG Life, which is accounted for as reinsurance ceded under statutory accounting. These contracts are accounted for as investment-type contracts under GAAP; as such, deposits are not reported as revenues for GAAP. Consequently, deposit accounting is used to account for the reinsurance agreement for GAAP.

Under both GAAP and statutory accounting, deferred federal income taxes are provided for unrealized capital gains or losses on investments and the temporary differences between the reporting and tax bases of assets and liabilities; however, there are limits as to the amount of deferred tax assets that may be reported as admitted assets under statutory accounting. Further, the change in deferred taxes is recognized as an adjustment to unassigned surplus under statutory accounting. For GAAP, changes in deferred taxes related to revenue and expense items are recorded in the statements of operations and comprehensive income. A federal income tax provision is required on a current basis only for the statutory basis statements of operations.

The asset valuation reserve (“AVR”), a statutory only reserve established by formula for the purpose of stabilizing the surplus of the Company against fluctuations in the fair value of certain invested assets, is recorded as a liability by a direct charge to unassigned surplus for statutory accounting. Such a reserve is not recorded under GAAP.

For statutory reporting, the interest maintenance reserve (“IMR”) defers recognition of interest rate-related gains and losses resulting from the disposal of investment securities and amortizes them into income over the remaining contractual maturities of those securities; under GAAP, such gains and losses are recognized in income immediately.

Amounts due from reinsurers for their share of ceded reserves are netted against the reserves rather than shown as assets as under GAAP.

9

MEMBERS Life Insurance Company
Notes to Statutory Basis Financial Statements
($ in 000s)

Deposits, surrenders, and benefits on certain annuities, including those recorded in the separate accounts, are recorded in the statutory basis statements of operations, while such deposits and benefits are credited or charged directly to the policyholder account balances under GAAP. As a result, under GAAP, revenues on these types of contracts are composed of contract charges and fees, which are recognized when assessed against the account balance. Under GAAP, amounts collected are credited directly to policyholder account balances, and the benefits and claims on these contracts that are charged to expense only include benefits incurred in the period in excess of related policyholder account balances.

The registered index annuities are reported as separate account products for statutory reporting. For GAAP, only the variable annuity component of the flexible premium variable and index-linked deferred annuity is reported as a separate account product, with the other related assets and liabilities reported in the general account because criteria for separate account reporting are not met. The criteria are that funds must be invested at the direction of the contract holder and investment results must be passed through to the contract holder.

Comprehensive income and its components are not presented in the statutory basis financial statements, whereas under GAAP, comprehensive income is presented and changes in comprehensive income are reflected in accumulated other comprehensive income, a component of stockholder’s equity.

The statutory basis statements of cash flows are presented in the required statutory format. Under GAAP, the indirect method for the statements of cash flows requires a reconciliation of net income to net cash provided by operating activities.

Use of Estimates

The preparation of the statutory basis financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the statutory basis financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and, in some cases, the difference could be material. Investment valuations, policy reserve valuations, determination of other-than-temporary impairments (“OTTI”), deferred tax asset valuation reserves and reinsurance balances are most affected by the use of estimates and assumptions.

Investments

Investments are valued as prescribed by the NAIC.

Bonds and notes: Bonds and notes with an NAIC designation of 1 through 5 are generally stated at amortized cost. Bonds and notes with an NAIC designation of 6 are stated at the lower of amortized cost or fair value. Loan-backed securities may be carried at the lower of amortized cost or fair value if they receive an initial rating of 6 under the multiple-designation methodology. Prepayment assumptions for loan-backed securities are obtained from historical industry prepayment averages, industry survey values or internal estimates to determine the effective yield. Changes in the anticipated prepayments are incorporated when determining statement values. Changes in estimated cash flows from the previous assumptions are accounted for using the prospective method.

Net investment income: Investment income is recognized on an accrual basis. Investment income reflects amortization of premiums and accretion of discounts on an effective-yield basis using expected cash flows.

Net realized capital gains (losses): Realized capital gains and losses on the sale of investments are determined based upon the specific identification method and are recorded on the trade date.

10

MEMBERS Life Insurance Company
Notes to Statutory Basis Financial Statements
($ in 000s)

Cash and Cash Equivalents

Cash includes unrestricted deposits in financial institutions. Cash equivalents include money market mutual funds and investments with maturities at the date of purchase of 90 days or less and are reported at carrying value, which approximates amortized cost. Money market mutual funds are valued based on the closing price as of December 31.

Income Tax

Deferred income taxes are recognized, subject to an admissibility test for deferred tax assets, and represent the future tax consequences attributable to differences between the statutory basis financial statement carrying amount of assets and liabilities and their respective tax bases. Gross deferred tax assets are reduced by a statutory valuation allowance if it is more likely than not that some portion or all of the deferred tax assets will not be realized. See Note 5, Income Tax, for the components of the admissibility test used to calculate the admitted deferred tax assets. Recorded deferred tax amounts are adjusted to reflect changes in income tax rates and other tax law provisions as they are enacted. The net change in deferred taxes is recorded directly to unassigned surplus.

The Company is subject to tax-related audits. The Company accounts for any federal and foreign tax contingent liabilities in accordance with Statement of Statutory Accounting Principles (“SSAP”) No. 5R, Liabilities, Contingencies and Impairments of Assets as modified by SSAP No. 101, Income Taxes, and any state and other tax contingent liabilities in accordance with SSAP No. 5R.

Reinsurance

Reinsurance premiums, claims and benefits, commission expense reimbursements, and reserves related to reinsured business ceded are accounted for on a basis consistent with the accounting for the underlying direct policies issued and the terms of the reinsurance contracts. Premiums and benefits ceded to other companies have been reported as reductions of premium income and benefits in the accompanying statutory basis statements of operations. Policy and claim reserves are reported net of unbilled reinsurance recoverables. The Company has evaluated its reinsurance contracts and determined that all significant contracts transfer the underlying economic risk of loss. CMFG Life, which is a related party, is the only reinsurer and there is no concern of default on reinsurance receivable balances as CMFG Life is highly rated and well capitalized.

Separate Accounts

The Company issues registered index annuities, the assets and liabilities of which are legally segregated and reflected in the accompanying statutory basis statements of admitted assets, liabilities and capital and surplus as assets and liabilities of the separate accounts. All separate account assets and liabilities are ceded to CMFG Life on a coinsurance basis except the variable annuity of the flexible premium variable and index-linked deferred annuities that are ceded on a modified coinsurance basis and the related assets and liabilities are retained in the Company’s separate account.

Separate account assets for the variable annuity component of the flexible premium variable and index-linked deferred annuity are stated at fair value. Separate account liabilities are accounted for in a manner similar to other policy reserves. Separate account premium deposits, benefit expenses and contract fee income for investment management and policy administration are reflected by the Company in the accompanying statutory basis statements of operations.

The variable annuity contract holders of the flexible premium variable and index-linked deferred annuity are able to invest in investment funds managed for their benefit. All of the flexible premium variable and index-linked deferred annuity separate account assets are invested in unit investment trusts that are registered with the Securities and Exchange Commission as of December 31, 2022 and 2021.

11

MEMBERS Life Insurance Company
Notes to Statutory Basis Financial Statements
($ in 000s)

CMFG Life, on behalf of MEMBERS Life, invests the single premium deferred index annuity, single premium deferred index-linked interest options annuity, single premium deferred modified guaranteed index annuity and flexible premium deferred variable premiums for the benefit of the contract holder. The single premium deferred index, single premium deferred modified guaranteed index and flexible premium variable and index-linked deferred annuities have two risk control accounts, referred to as the Secure and Growth Accounts; the Secure Account has a yearly credited interest rate floor of 0% and the yearly Growth Account floor is -10%. The Secure and Growth Accounts both have credited interest rate caps that vary with issuance. The single premium deferred index-linked interest options annuity has risk control accounts, with either caps and floors or participation rates and buffers applied based on the performance of an external index. For positive index performance, accounts with caps limit the interest credited to the policyholder at the cap; accounts with participation rates credit the full index performance multiplied by the participation rate to the policyholder. For negative index performance, floors represent the maximum negative interest credited a policyholder can receive, while the buffer represents the maximum negative index return for an interest term that will not result in negative interest credited to the contract. Interest is credited at the end of each contract year during the selected index term based on the allocation between risk control accounts and the performance of an external index during that contract year. At the end of the initial index term, only the Secure Account will be available as an option to the policyholder.

Policy and Contract Claim Reserves

Liabilities established for unpaid benefits for life insurance contracts represent the estimated amounts required to cover the ultimate cost of settling reported and incurred but unreported losses. These estimates are adjusted in the aggregate for ultimate loss expectations based on historical experience patterns and current economic trends. Any change in the probable ultimate liabilities, which might arise from new information emerging, is reflected in the statutory basis statements of operations in the period the change is determined to be necessary. Such adjustments could be material.

The policy and contract claim reserves are 100% ceded to CMFG Life.

Policy Reserves

Life insurance reserves: Traditional life insurance reserves are computed on either the net level reserve basis or the Commissioner’s Reserve Valuation Method (“CRVM”) basis dependent on product type and issue date using the applicable mortality table.

The Company waives deduction of deferred fractional premiums upon death of the insured and returns the portion of the final premium beyond the date of death. Surrender values are not promised in excess of legally computed reserves.

Extra premiums are charged for substandard lives, plus the gross premium for a rated age. Mean reserves are determined by computing the regular mean reserve for the plan at the rated age and holding, plus one-half of the extra premium charge for the year.

Tabular interest, tabular less actual reserves released, tabular cost and tabular interest on funds not involving life contingencies have all been determined by formulas prescribed by the Insurance Department.

Individual annuity reserves: Policyholder reserves related to individual annuity contracts are computed using the Commissioner’s Annuity Reserve Valuation Method (“CARVM”), along with Valuation Manual (“VM”) 21, for equity indexed annuities and variable annuities, during the contract accumulation period and the present value of future payments for contracts that have annuitized. Policy reserves related to the registered index annuities contracts are computed using CARVM, along with Actuarial Guideline (“AG”) 33 and 35 and VM 21 for policies greater than ten days after issue; for the first ten days, the reserve is equal to the return of premium. A reserve floor for all deferred annuities is set equal to the cash surrender value. The policy reserves are 100% ceded to CMFG Life.

12

MEMBERS Life Insurance Company
Notes to Statutory Basis Financial Statements
($ in 000s)

Liability for Deposit-Type Contracts

The Company recognizes a liability for policyholder deposits that are not subject to policyholder mortality or longevity risk at the stated account value. The account value equals the sum of the original deposit plus accumulated interest, less any withdrawals and expense charges. Such deposits primarily represent annuity contracts without life contingencies.

The liability for deposit-type contracts is 100% ceded to CMFG Life.

Statutory Valuation Reserves

The IMR is maintained for the purpose of stabilizing the surplus of the Company against gains and losses on sales of investments that are primarily attributable to changing interest rates. The interest rate-related gains and losses are deferred and amortized into income over the remaining lives of the securities sold. If the IMR is calculated to be a net asset, it is nonadmitted.

The AVR is a formulaic reserve for fluctuations in the values of invested assets, primarily bonds and notes, mortgage loans, common stocks and limited partnerships. Changes in the AVR are charged or credited directly to unassigned surplus.

Other Liabilities

The Company issues the registered index annuities on the 10th and 25th of each month. The Company recognizes a liability on contracts for which it has received cash, but has not issued a contract.  Other liabilities primarily consist of these customer funds pending completion of the policy issuance process. The customer funds are released from other liabilities when the policy application is completed.

13

MEMBERS Life Insurance Company
Notes to Statutory Basis Financial Statements
($ in 000s)

Note 3: Investments

Bonds and Notes

The statement value, which generally represents amortized cost, gross unrealized gains and losses and fair value of investments in bonds and notes at December 31, 2022 are as follows:

		Gross	Gross
	Statement	Unrealized	Unrealized
	Value	Gains	Losses	Fair Value

U.S. government and agencies	$8,724	$-	$(1,817)	$6,907
Industrial and miscellaneous	27,887	-	(1,434)	26,453
Residential mortgage-backed securities	625	-	(56)	569
Commercial mortgage-backed securities	3,863	-	(257)	3,606
Non-mortgage asset-backed securities	4,756	-	(175)	4,581

Total bonds and notes	$45,855	$-	$(3,739)	$42,116

The statement value, which generally represents amortized cost, gross unrealized gains and losses, and fair value of investments in bonds and notes at December 31, 2021 are as follows:

		Gross	Gross
	Statement	Unrealized	Unrealized
	Value	Gains	Losses	Fair Value

U.S. government and agencies	$8,729	$1,090	$-	$9,819
Industrial and miscellaneous	14,939	654	(232)	15,361
Residential mortgage-backed securities	830	34	-	864
Commercial mortgage-backed securities	1,953	-	(37)	1,916
Non-mortgage asset-backed securities	999	2	-	1,001

Total bonds and notes	$27,450	$1,780	$(269)	$28,961

14

MEMBERS Life Insurance Company
Notes to Statutory Basis Financial Statements
($ in 000s)

The statement value and fair value of bonds and notes at December 31, 2022, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties. Because of the potential for prepayment on residential mortgage-backed, commercial mortgage-backed and non-mortgage asset-backed securities, such securities have not been classified by expected maturity in the table below by contractual maturity.

	Statement
	Value	Fair Value

Due in one year or less	$1,998	$1,981
Due after one year through five years	14,611	14,244
Due after five years through ten years	11,278	10,228
Due after ten years	8,724	6,907
Residential mortgage-backed securities	625	569
Commercial mortgage-backed securities	3,863	3,606
Non-mortgage asset-backed securities	4,756	4,581

Total bonds and notes	$45,855	$42,116

Cash and Cash Equivalents

The details of cash and cash equivalents as of December 31 are as follows:

	2022	2021

Cash equivalents	$42,915	$37,939
Cash	4,857	786

Total cash and cash equivalents	$47,772	$38,725

Net Investment Income

Sources of net investment income for the years ended December 31 are as follows:

	2022	2021	2020

Bonds and notes	$1,064	$792	$954
Cash and cash equivalents	693	12	116

Gross investment income	1,757	804	1,070
Less investment expenses	78	56	53

Net investment income	$1,679	$748	$1,017

15

MEMBERS Life Insurance Company
Notes to Statutory Basis Financial Statements
($ in 000s)

Investment expenses are charged by a related party for investment management fees and include interest, salaries, brokerage fees and securities’ custodial fees.

Due and accrued investment income over 90 days past due is excluded from the statutory basis statements of admitted assets, liabilities, and capital and surplus as a nonadmitted asset. There was no accrued investment income excluded at December 31, 2022 or 2021 on this basis.

Net Realized Capital Gains (Losses)

Net realized capital gains (losses) for the years ended December 31 are summarized as follows:

	2022	2021	2020

Gross gains from sales of bonds and notes	$-	$-	$1
Other	-	-	(142)

Realized capital gains (losses) before taxes and transfer to IMR	-	-	(141)
Tax on realized capital gains (losses)	(5)	(21)	(100)

Net realized capital gains (losses)	$(5)	$(21)	$(241)

There were no sales of bonds and notes in 2022 or 2021. Proceeds from the sale of bonds and notes were $2,002 in 2020.

Other-Than-Temporary Investment Impairments

Investment securities are reviewed for OTTI on an ongoing basis. The Company creates a watchlist of securities based primarily on the fair value of an investment security relative to its amortized cost. When the fair value drops below the Company’s amortized cost, the Company monitors the security for OTTI. The determination of OTTI requires significant judgment on the part of the Company and depends on several factors, including, but not limited to:

●	The existence of any plans to sell the investment security.
●	The extent to which fair value is less than statement value.
●	The underlying reason for the decline in fair value (credit concerns, interest rates, etc.).
●	The financial condition and near-term prospects of the issuer/borrower, including the ability to meet contractual obligations, relevant industry trends and conditions and cash flow analysis.
●	For mortgage-backed and structured securities, the Company’s intent and ability to retain its investment for a period of time sufficient to allow for an anticipated recovery in fair value.
●	The Company’s ability to recover all amounts due according to the contractual terms of the agreements.
●	The Company’s collateral position, in the case of bankruptcy or restructuring.

16

MEMBERS Life Insurance Company
Notes to Statutory Basis Financial Statements
($ in 000s)

A bond or note is considered to be other-than-temporarily impaired when the fair value is less than the amortized cost basis and its value is not expected to recover through the Company’s holding period. When this occurs, the Company records a realized capital loss equal to the difference between the amortized cost and fair value. The fair value of the other-than-temporarily impaired security becomes its new amortized cost. If the bond is a loan-backed or structured security, it is considered to be other-than-temporarily impaired when the amortized cost exceeds the present value of cash flows expected to be collected and its value is not expected to recover through the Company’s holding period. The amount of the OTTI recognized in the Statutory Basis Statement of Operations as a realized loss equals the difference between the investment’s amortized cost basis and its expected cash flows.

Management believes it has made an appropriate provision for other-than-temporarily impaired securities owned at December 31, 2022 and 2021. Future declines in fair value may result in additional OTTI. Additional OTTI will be recorded as appropriate and as determined by the Company’s regular monitoring procedures of additional facts. In light of the variables involved, such additional OTTI could be significant.

The Company did not recognize any OTTI on mortgage-backed and structured securities during 2022, 2021 and 2020 caused by an intent to sell or lack of intent and ability to hold until recovery of the amortized cost basis.

Net Unrealized Capital Gains (Losses)

Information regarding the Company’s bonds and notes with unrealized losses at December 31, 2022 is presented below, segregated between those that have been in a continuous unrealized loss position for less than twelve months and those that have been in a continuous unrealized loss position for twelve or more months.

	Months in Unrealized Loss Position
	Less Than		Twelve		Total
	Twelve Months		Months or Greater		December 31, 2022
	Fair Value	Unrealized Loss	Fair Value	Unrealized Loss	Fair Value	Unrealized Loss

U.S. government and agencies	$6,907	$(1,817)	$-	$-	$6,907	$(1,817)
Industrial and miscellaneous	20,846	(361)	5,607	(1,073)	26,453	(1,434)
Residential mortgage-backed securities	569	(56)			569	(56)
Commercial mortgage-backed securities	1,906	(28)	1,700	(229)	3,606	(257)
Non-mortgage asset-backed securities	4,581	(175)			4,581	(175)

Total bonds and notes	$34,809	$(2,437)	$7,307	$(1,302)	$42,116	$(3,739)

At December 31, 2022, the Company owned 37 securities with a fair value of $42,116 in an unrealized loss position. The Company owned 7 industrial and miscellaneous securities and one commercial mortgage-backed security of $1,073 and $229, respectively, in unrealized loss positions greater than twelve months. The aggregate severity of unrealized losses for bonds and notes with a loss period of 12 months or greater is approximately 15.1% of amortized cost. All the securities with unrealized losses as of December 31, 2022 are rated “investment grade” based on having an NAIC rating of 1 or 2.

17

MEMBERS Life Insurance Company
Notes to Statutory Basis Financial Statements
($ in 000s)

Information regarding the Company’s bonds and notes with unrealized losses at December 31, 2021 is presented below, segregated between those that have been in a continuous unrealized loss position for less than twelve months and those that have been in a continuous unrealized loss position for twelve or more months.

	Months in Unrealized Loss Position
	Less Than		Twelve		Total
	Twelve Months		Months or Greater		December 31
	Fair Value	Unrealized Loss	Fair Value	Unrealized Loss	Fair Value	Unrealized Loss

Industrial and miscellaneous	$-	$-	$4,742	$(232)	$4,742	$(232)
Commercial mortgage-backed securities	1,916	(37)	-	-	1,916	(37)

Total bonds and notes	$1,916	$(37)	$4,742	$(232)	$6,658	$(269)

At December 31, 2021, the Company owned six securities with a fair value of $6,658 in an unrealized loss position. The Company owned five industrial and miscellaneous securities and one commercial mortgage-backed security with an unrealized loss of $232 and $37, respectively. All the securities with unrealized losses as of December 31, 2021 are rated “investment grade” based on having an NAIC rating of 1 or 2.

Restricted Assets

Iowa law requires that assets equal to a life insurer’s legal reserve must be designated for the Insurance Department for the protection of all policyholders. At December 31, 2022 and 2021, securities with admitted asset values of $45,905 and $27,500, respectively, were on deposit with government authorities as required by law to satisfy regulatory requirements. These holdings as a percentage of total assets and total admitted assets were 13% and 13%, respectively, as of December 31, 2022 and 7% and 7%, respectively, as of December 31, 2021.

Investment Credit Risk

The Company maintains a diversified investment portfolio including issuer, sector and geographic stratification, where applicable, and has established certain exposure limits, diversification standards, and review procedures to mitigate credit risk.

Note 4: Fair Value

The Company uses fair value measurements to record fair value of certain assets and liabilities and to estimate fair value of financial instruments not recorded at fair value but required to be disclosed at fair value. Certain financial instruments, such as insurance policy liabilities other than deposit-type contracts, are excluded from the fair value disclosure requirements. The Company uses fair value measurements obtained using observable inputs or internally determined estimates to estimate fair value.

18

MEMBERS Life Insurance Company
Notes to Statutory Basis Financial Statements
($ in 000s)

Valuation Hierarchy

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value of assets and liabilities into three broad levels. The Company has categorized its financial instruments, based on the degree of subjectivity inherent in the valuation technique, as follows:

●	Level 1: Inputs are directly observable and represent quoted prices for identical assets or liabilities in active markets the Company has the ability to access at the measurement date.
●	Level 2: All significant inputs are observable, either directly or indirectly, other than quoted prices included in Level 1, for the asset or liability. This includes: (i) quoted prices for similar instruments in active markets, (ii) quoted prices for identical or similar instruments in markets that are not active, (iii) inputs other than quoted prices that are observable for the instruments and (iv) inputs that are derived principally from or corroborated by observable market data by correlation or other means.
●	Level 3: One or more significant inputs are unobservable and reflect the Company’s estimates of the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk.

For purposes of determining the fair value of the Company’s assets and liabilities, observable inputs are those inputs used by market participants in valuing financial instruments, which are developed based on market data obtained from independent sources. In the absence of sufficient observable inputs, unobservable inputs, reflecting the Company’s estimates of the assumptions market participants would use in valuing financial assets and liabilities, are developed based on the best information available in the circumstances. The Company uses prices and inputs that are current as of the measurement date. In some instances, valuation inputs used to measure fair value fall into different levels of the fair value hierarchy. The category level in the fair value hierarchy is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The hierarchy requires the use of market observable information when available for measuring fair value. The availability of observable inputs varies by investment. In situations where the fair value is based on inputs that are unobservable in the market or on inputs from inactive markets, the determination of fair value requires more judgment and is subject to the risk of variability. The degree of judgment exercised by the Company in determining fair value is typically greatest for investments categorized in Level 3. Transfers in and out of level categorizations are reported as having occurred at the end of the quarter in which the transfer occurred. Therefore, for all transfers into Level 3, all realized gains and losses and all changes in unrealized gains and losses in the fourth quarter are not reflected in the Level 3 rollforward table.

Valuation Process

The Company is responsible for the determination of fair value and the supporting assumptions and methodologies. The Company uses a consistent application of valuation methodologies and inputs and compliance with accounting standards through the execution of various processes and controls designed to provide assurance that assets and liabilities are appropriately valued.

The Company has policies and guidelines that require the establishment of valuation methodologies and consistent application of such methodologies. These policies and guidelines govern the use of inputs and price source hierarchies and provide controls around the valuation processes. These controls include appropriate review and analysis of prices against market activity or indicators of reasonableness, approval of price source changes, price overrides, methodology changes and classification of fair value hierarchy levels. The valuation policies and guidelines are reviewed and updated as appropriate.

19

MEMBERS Life Insurance Company
Notes to Statutory Basis Financial Statements
($ in 000s)

For fair values received from third parties or internally estimated, the Company’s processes are designed to provide assurance that the valuation methodologies and inputs are appropriate and consistently applied, the assumptions are reasonable and consistent with the objective of determining fair value, and the fair values are appropriately recorded. The Company performs procedures to understand and assess the methodologies, processes, and controls of valuation service providers. In addition, the Company may validate the reasonableness of fair values by comparing information obtained from valuation service providers or brokers to other third-party valuation sources for selected securities. When using internal valuation models, these models are developed by the Company’s investment group using established methodologies. The models, including key assumptions, are reviewed with various investment sector professionals, accounting, operations, compliance, and risk management professionals. In addition, when fair value estimates involve a high degree of subjectivity, the Company validates them through reviews by members of management who have relevant expertise and who are independent of those charged with executing investment transactions.

Transfers Between Levels

There were no transfers between levels during the years ended December 31, 2022 and 2021.

Determination of Fair Values

The following table summarizes the Company’s assets that are measured at fair value on a recurring basis as of December 31, 2022.

Assets, at Fair Value	Level 1	Level 2	Level 3	Total

Cash equivalents	$42,915	$-	$-	$42,915
Separate account assets	-	229,659	-	229,659

Total assets at fair value	$42,915	$229,659	$-	$272,574

The following table summarizes the Company’s assets that are measured at fair value on a recurring basis as of December 31, 2021.

Assets, at Fair Value	Level 1	Level 2	Level 3	Total

Cash equivalents	$37,939	$-	$-	$37,939
Separate account assets	-	294,305	-	294,305

Total assets at fair value	$37,939	$294,305	$-	$332,244

There were no liabilities measured at fair value on a recurring basis as of December 31, 2022 or 2021.

20

MEMBERS Life Insurance Company Notes to Statutory Basis Financial Statements ($ in 000s)

Fair Value Measurement of Financial Instruments

Accounting standards require disclosure of fair value information about certain on and off-balance sheet financial instruments for which it is practicable to estimate that value.

The following table summarizes the carrying amounts and fair values of the Company’s financial instruments for which it is practicable to estimate fair value by fair value measurement level at December 31, 2022.

	Carrying
	Amount	Fair Value	Level 1	Level 2	Level 3

Financial instruments recorded as assets:
Bonds and notes	$45,855	$42,116	$-	$42,116	$-
Cash equivalents	42,915	42,915	42,915	-	-
Separate account assets	229,659	229,659	-	229,659	-
Financial instruments recorded as liabilities:
Separate account liabilities	229,659	229,659	-	229,659	-

The following table summarizes the carrying amounts and fair values of the Company’s financial instruments for which it is practicable to estimate fair value by fair value measurement level at December 31, 2021.

	Carrying
	Amount	Fair Value	Level 1	Level 2	Level 3

Financial instruments recorded as assets:
Bonds and notes	$27,450	$28,961	$-	$27,961	$1,000
Cash equivalents	37,939	37,939	37,939	-	-
Separate account assets	294,305	294,305	-	294,305	-
Financial instruments recorded as liabilities:
Separate account liabilities	294,305	294,305	-	294,305	-

The carrying amounts for accrued net investment income and certain receivables and payables approximate fair value due to their short-term nature and have been excluded from the fair value tables above.

The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments by fair value hierarchy level:

Level 1 Measurements

Cash equivalents: Consists of money market mutual funds reported as cash equivalents. Valuation for money market mutual funds is based on the closing price as of the balance sheet date.

Level 2 Measurements

Bonds and notes: Valuation is principally based on observable inputs including quoted prices for similar assets in markets that are active and observable market data.

21

MEMBERS Life Insurance Company Notes to Statutory Basis Financial Statements ($ in 000s)

Separate account assets and liabilities: Separate account assets are investments in mutual funds and unit investment trusts in which the contract holders could redeem their investment at net asset value per share at the measurement date with the investee; and mutual funds where valuation is principally based on observable inputs including quoted prices for similar assets in markets that are active and observable market data. Separate account liabilities represent the account value owed to the customer; the fair value is determined by reference to the fair value of the related separate account assets.

Level 3 Measurements

Bonds and notes: Valuation is principally based on unobservable inputs that are significant including estimated prices for assets in markets that may not be active. When available, market indices and observable inputs, along with analytical modeling are used.

Note 5: Income Tax

The Company is included in the consolidated federal income tax return of CMHC along with the following affiliates, which are also subsidiaries of CMHC: CMFG Life, CUMIS Mortgage Reinsurance Company, CUMIS Insurance Society, Inc., CUMIS Specialty Insurance Company, Inc., CUMIS Vermont, Inc., CMIC, CUNA Mutual Insurance Agency, Inc., CUNA Brokerage Services, Inc. (“CBSI”), International Commons, Inc., MEMBERS Capital Advisors, Inc., CPI Qualified Plan Consultants, Inc., TruStage Financial Group, Inc., CUNA Mutual Global Holdings, Inc., CuneXus Solutions, Inc. and Family Considerations, Inc.

The Company has entered into a tax sharing agreement with CMHC and certain of its subsidiaries. The agreement provides for the allocation of tax expense based on each subsidiary’s contribution to the consolidated federal income tax liability. Pursuant to the agreement, subsidiaries that have incurred losses are reimbursed regardless of the utilization of the loss in the current year.

Current income tax expense consists of the following for the years ended December 31:

	2022	2021	2020

Federal income tax expense on operations	$1,142	$1,668	$256
Federal income tax expense on realized capital gains (losses)	5	21	100

Federal income tax expense	$1,147	$1,689	$356

22

MEMBERS Life Insurance Company Notes to Statutory Basis Financial Statements ($ in 000s)

The 2022 change in net deferred income tax is comprised of the following:

	December 31,	December 31,
	2022	2021	Change

Adjusted gross deferred tax assets	$5,117	$3,191	$1,926
Total deferred tax liabilities	-	(180)	180
Net deferred tax asset (excluding nonadmitted)	$5,117	$3,011	2,106
Tax effect of unrealized capital gains and losses, unrealized foreign exchange capital gains and losses, and changes as a result of other surplus adjustments			(337)

Change in net deferred income tax			$1,769

The 2021 change in net deferred income tax is comprised of the following:

	December 31,	December 31,
	2021	2020	Change

Adjusted gross deferred tax assets	$3,191	$1,108	$2,083
Total deferred tax liabilities	(180)	(197)	17
Net deferred tax asset (excluding nonadmitted)	$3,011	$911	2,100
Tax effect of unrealized capital gains and losses, unrealized foreign exchange capital gains and losses, and changes as a result of other surplus adjustments			-

Change in net deferred income tax			$2,100

23

MEMBERS Life Insurance Company Notes to Statutory Basis Financial Statements ($ in 000s)

The 2020 change in net deferred income tax is comprised of the following:

	December 31,	December 31,
	2020	2019	Change

Adjusted gross deferred tax assets	$1,108	$1,010	$98
Total deferred tax liabilities	(197)	(340)	143

Net deferred tax asset (excluding nonadmitted)	$911	$670	241
Tax effect of unrealized capital gains and losses, unrealized foreign exchange capital gains and losses, and changes as a result of other surplus adjustments			-

Change in net deferred income tax			$241

Reconciliation to U.S. Tax Rate

The total statutory provision for income taxes for the years ended December 31 differs from the amount computed by applying the U. S. federal corporate income tax rate of 21% to income before federal income taxes plus gross realized capital gains (losses) due to the items listed in the following reconciliation:

	2022	2021	2020

Tax expense computed at federal corporate rate	$354	$207	$116
Foreign tax credit	(79)	(42)	(32)
Income tax expense (benefit) related to prior years	(19)	508	(82)
Nonadmitted assets	(791)	(997)	161
Interest maintenance reserve amortization	15	21	26
Dividends received deductions	(106)	(108)	(76)
Other	4	-	3

Total statutory income taxes	$(622)	$(411)	$116

Federal income tax expense	$1,147	$1,689	$356
Change in net deferred income tax	(1,769)	(2,100)	(240)

Total statutory income taxes	$(622)	$(411)	$116

24

MEMBERS Life Insurance Company Notes to Statutory Basis Financial Statements ($ in 000s)

Deferred Income Taxes

The components of the net deferred tax asset at December 31 are as follows:

	December 31, 2022			December 31, 2021			Change
	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total

Gross deferred tax assets	$4,976	$141	$5,117	$3,191	$-	$3,191	$1,785	$141	$1,926
Statutory valuation allowance adjustment	-	-	-	-	-	-	-	-	-
Adjusted gross deferred tax assets	4,976	141	5,117	3,191	-	3,191	1,785	141	1,926
Deferred tax assets nonadmitted	(4,471)	(141)	(4,612)	(2,448)	-	(2,448)	(2,023)	(141)	(2,164)
Admitted deferred tax assets	505	-	505	743	-	743	(238)	-	(238)
Deferred tax liabilities	-	-	-	-	(180)	(180)	-	180	180
Net admitted deferred tax assets	$505	$-	$505	$743	$(180)	$563	$(238)	$180	$(58)

The nonadmitted deferred tax asset increased $2,164 in 2022 and $1,792 in 2021. There are no known deferred tax liabilities not recognized. Gross deferred tax assets are reduced by a statutory valuation allowance adjustment if it is more likely than not that some portion or all of the deferred tax asset will not be realized. Based on the Company’s assessment, no valuation allowance was required as of December 31, 2022 and 2021.

25

MEMBERS Life Insurance Company Notes to Statutory Basis Financial Statements ($ in 000s)

The tax effects of temporary differences that give rise to the significant portions of the deferred tax assets and liabilities at December 31 are as follows:

	2022	2021	Change

Ordinary deferred tax assets:
Deferred acquisition costs	$2,871	$1,904	$967
Miscellaneous nonadmitted assets	2,012	1,221	791
Other - accrued general expense	93	66	27

Subtotal ordinary deferred tax assets	4,976	3,191	1,785
Nonadmitted ordinary deferred tax assets	(4,471)	(2,448)	(2,023)
Admitted ordinary deferred tax assets	505	743	(238)

Capital deferred tax assets:
Investments	141	-	141
Subtotal capital deferred tax assets	141	-	141
Nonadmitted capital deferred tax assets	(141)	-	(141)

Admitted capital deferred tax asset	-	-	-

Admitted deferred tax assets	505	743	(238)

Capital deferred tax liabilities:
Investments	-	(180)	180
Subtotal capital deferred tax liabilities	-	(180)	180

Total deferred tax liabilities	-	(180)	180

Net admitted deferred tax asset	$505	$563	$(58)

26

MEMBERS Life Insurance Company Notes to Statutory Basis Financial Statements ($ in 000s)

Deferred Tax Asset Admission Calculation

The components of the deferred tax asset admission calculation at December 31 are as follows:

	December 31, 2022			December 31, 2021			Change
	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total

(a) Federal income taxes paid in prior years recoverable through loss carrybacks	$-	$-	$-	$-	$-	$-	$-	$-	$-
(b) Adjusted gross deferred tax assets expected to be realized after application of the threshold limitation; the lesser of (i) or (ii):	505	-	505	563	-	563	(58)	-	(58)
(i) Adjusted gross deferred tax assets expected to be realized following the balance sheet date	505	-	505	563	-	563	(58)	-	(58)
(ii) Adjusted gross deferred tax assets allowed per limitation threshold	-	-	7,732	-	-	5,261	-	-	2,471
(c) Adjusted gross deferred tax assets offset by gross deferred tax liabilities		-	-	180	-	180	(180)	-	(180)

Admitted deferred tax assets	$505	$-	$505	$743	$-	$743	$(238)	$-	$(238)

The amounts calculated in (b)(i) and (b)(ii) in the table above are based on the following information:

	2022	2021

Ratio percentage used to determine recovery period and threshold limitation amount (RBC reporting entity)	5775%	6909%
Recovery period used in (b)(i)	3 years	3 years
Percentage of adjusted capital and surplus used in (b)(ii)	15%	15%
Amount of adjusted capital and surplus used in (b)(ii)	$51,544	$35,074

No tax planning strategies were used in the calculation of adjusted gross deferred tax assets or net admitted adjusted gross deferred tax assets during 2022 and 2021.

27

MEMBERS Life Insurance Company Notes to Statutory Basis Financial Statements ($ in 000s)

Other Tax Items

As of December 31, 2022, the Company did not have any federal capital loss, operating loss, or credit carryforwards.

The Company has no taxes incurred in 2022, 2021, and 2020 that are available for recoupment in the event of future capital losses.

The Company did not have any protective tax deposits under Section 6603 of the Internal Revenue Code.

The Company did not have any tax contingencies as of December 31, 2022 and 2021 and has no tax loss contingencies for which it is reasonably possible that the total liability will significantly increase within twelve months of the reporting date.

The Company recognizes interest and penalties accrued related to tax contingencies, if any, in income tax expense in the statutory basis statements of operations.

The Company is included in a consolidated U.S. federal income tax return filed by CMHC. The Company also files income tax returns in various states. The Company is subject to tax audits. These audits may result in additional tax liabilities. For the major jurisdictions where it operates, the Company is generally no longer subject to income tax examination by tax authorities for the years ended before 2019.

In August 2022, the Inflation Reduction Act of 2022 (the “Act”) was passed by the US Congress and signed into law. The Act includes a new Federal alternative minimum tax (“AMT”), effective in 2023, that is based on the adjusted financial statement income (“AFSI”) set forth on the applicable financial statement (“AFS”) of an applicable corporation. A corporation is an applicable corporation if its rolling average pre-tax AFSI over three prior years (starting with 2020-2022) is greater than $1,000,000. For a group of related entities, the $1,000,000 threshold is determined on a group basis, and the group’s AFS is generally treated as the AFS for all separate taxpayers in the group. Except under limited circumstances, once a corporation is an applicable corporation, it is an applicable corporation in all future years.

An applicable corporation is not automatically subject to an AMT liability. The corporation’s tentative AMT liability is equal to 15% of its adjusted AFSI, and AMT is payable to the extent the tentative AMT liability exceeds regular corporate income tax. However, any AMT paid would be indefinitely available as a credit carryover that could reduce future regular tax in excess of AMT.

The controlled group of corporations of which the Company is a member has determined that it likely will not be an applicable corporation in 2023. In making such determination, the group has made certain interpretations of, and assumptions regarding, the AMT provisions of the Act. The US Treasury Department is expected to issue guidance throughout 2023 that may differ from the group’s interpretations and assumptions and that could alter the group’s determination. No provision for the AMT has been made in the Company’s current or deferred tax accounts as of December 31, 2022.

28

MEMBERS Life Insurance Company Notes to Statutory Basis Financial Statements ($ in 000s)

Note 6: Related Party Transactions

In the normal course of business, the Company has various transactions with related entities, primarily CMFG Life, such as information technology support, benefit plan administration and costs associated with accounting, actuarial, tax, investment and administrative services. In certain circumstances, expenses are shared between the companies. Expenses incurred that are specifically identifiable with a particular company are borne by that company; other expenses are allocated among the companies on the basis of time and usage studies. Amounts due from related party activity are generally settled monthly. The Company reimbursed CMFG Life $79,869, $67,119 and $47,364 for allocated expenses in 2022, 2021, and 2020, respectively.

As of December 31, 2022 and 2021, respectively, $24,611 and $17,091 was due to CMFG Life for such expense sharing transactions and related party borrowing transactions, as described above.

The Company utilizes CBSI, which is 100% owned by CMIC, to distribute its annuity products. Beginning in May 2022, CBSI advisors are licensed with LPL Financial LLC (“LPL”), an unaffiliated third party, such that starting in June 2022, commissions are paid to LPL prior to being collected by CBSI. The Company recorded a commission expense for this service of $32,497 in 2022, $49,484 in 2021 and $36,884 for 2020, which is included in insurance taxes, licenses, fees and commissions.

The Company received a non-cash capital contribution from its parent, CMIC, of $20,017 during the year ended December 31, 2022. Such amount included $19,680 of bonds and $337 of a related deferred tax asset. The Company did not receive a capital contribution in 2021.

29

MEMBERS Life Insurance Company Notes to Statutory Basis Financial Statements ($ in 000s)

Note 7: Reinsurance

The Company entered into coinsurance and modified coinsurance agreements with its affiliate, CMFG Life, to cede 100% of its life, accident and health, and annuity business. The Company entered into the agreements for the purpose of limiting its exposure to loss on any one single insured, diversifying its risk and limiting its overall financial exposure to certain products, and to meet its overall financial objectives. The Company retains the risk of loss in the event that CMFG Life is unable to meet the obligations assumed under the reinsurance agreements.

The following table shows the effect of reinsurance on premiums, contract charges, benefits and surrenders, and increase in policy reserves for 2022, 2021, and 2020.

	2022	2021	2020

Premiums earned:
Direct	$1,324,876	$1,580,410	$1,170,733
Ceded to affiliates	(1,324,876)	(1,580,410)	(1,170,733)

Premiums earned, net of reinsurance	$-	$-	$-

Contract charges
Direct	$5,744	$(1,598)	$(836)
Ceded to affiliates	(5,744)	1,598	836

Contract charges, net of reinsurance	$-	$-	$-

Benefits and surrender expenses:
Direct	$538,661	$491,970	$348,428
Ceded to affiliates	(538,661)	(491,970)	(348,428)

Benefits and surrender expenses, net of reinsurance	$-	$-	$-

Increase in policy reserves:
Direct	$109,870	$8,624	$(2,136)
Ceded to affiliates	(109,870)	(8,624)	2,136

Increase in policy reserves, net of reinsurance	$-	$-	$-

Policy reserves and claim liabilities are stated net of reinsurance balances ceded of $167,272 and $52,607 in 2022 and 2021, respectively.

The Company receives a reinsurance ceding commission equal to 100% of its actual expenses for life insurance and annuities ceded to CMFG Life, which was $163,472, $169,103 and $103,297 for the years ended December 31, 2022, 2021, and 2020, respectively.

30

MEMBERS Life Insurance Company Notes to Statutory Basis Financial Statements ($ in 000s)

Note 8: Annuity Reserves and Deposit-Type Liabilities

The following tables show an analysis of annuity actuarial reserves and deposit type contract liabilities by withdrawal characteristics at December 31, 2022:

Individual Annuities

		Separate	Separate
	General	Account with	Account		% of
	Account	Guarantees	Nonguaranteed	Total	Total

Subject to discretionary withdrawal - lump sum:
With market value adjustment	$-	$6,457,388	$-	$6,457,388	91.8%
At book value less surrender charge of 5% or more	402	-	-	402	0.0%
At fair value	-	-	225,401	225,401	3.2%

Total with adjustment or at fair value	402	6,457,388	225,401	6,683,191	95.0%
At book value with minimal or no charge adjustment	-	229,185	-	229,185	3.3%
Not subject to discretionary withdrawal	122,176	-	-	122,176	1.7%

Gross annuity reserves and deposit liabilities	122,578	6,686,573	225,401	7,034,552	100.0%
Reinsurance ceded	122,578	6,686,573	-	6,809,151

Total annuity reserves and deposit liabilities	$-	$-	$225,401	$225,401

The Company had policy liabilities associated with its separate accounts of $225,401 as of December 31, 2022.

31

MEMBERS Life Insurance Company Notes to Statutory Basis Financial Statements ($ in 000s)

Deposit-Type Contracts

		Separate	Separate
	General	Account with	Account		% of
	Account	Guarantees	Nonguaranteed	Total	Total
Not subject to discretionary withdrawal	$8,041	$-	$-	$8,041	100.0%

Gross annuity reserves and deposit liabilities	8,041	-	-	8,041	100.0%
Reinsurance ceded	8,041	-	-	8,041

Total annuity reserves and deposit liabilities	$-	$-	$-	$-

32

MEMBERS Life Insurance Company Notes to Statutory Basis Financial Statements ($ in 000s)

The following table shows life policy reserves by withdrawal characteristics at December 31, 2022:

	General Account			Separate Account - Guaranteed and Non Guaranteed
	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve

Subject to discretionary withdrawal, surrender values, or policy loans:

Term policies with cash value	$-	$22	$38	$-	$-	$-
Universal life	2,232	2,232	2,278	-	-	-
Other permanent cash value life insurance	-	15,385	19,884	-	-	-
Miscellaneous reserves	-	59	59	-	-	-

Not subject to discretionary withdrawal or no cash values:

Term policies without cash value	-	-	3,503	-	-	-
Accidental death benefits	-	-	6	-	-	-
Disability - active lives	-	-	2	-	-	-
Disability - disabled lives	-	-	38	-	-	-
Miscellaneous reserves	-	-	49	-	-	-

Gross reserves before reinsurance	2,232	17,698	25,857	-	-	-

Ceded reinsurance	2,232	17,698	25,857	-	-	-

Net reserves	$-	$-	$-	$-	$-	$-

33

MEMBERS Life Insurance Company Notes to Statutory Basis Financial Statements ($ in 000s)

The following tables show an analysis of annuity actuarial reserves and deposit type contract liabilities by withdrawal characteristics at 2021:

Individual Annuities

		Separate	Separate
	General	Account with	Account		% of
	Account	Guarantees	Nonguaranteed	Total	Total

Subject to discretionary withdrawal - lump sum:
With market value adjustment	$-	$6,370,222	$-	$6,370,222	94.2%
At book value less surrender charge of 5% or more	3,783	-	-	3,783	0.1%
At fair value	-	-	285,266	285,266	4.2%

Total with adjustment or at fair value	3,783	6,370,222	285,266	6,659,271	98.4%
At book value with minimal or no charge adjustment	403	95,657	-	96,060	1.4%
Not subject to discretionary withdrawal	8,838	-	-	8,838	0.1%

Gross annuity reserves and deposit liabilities	13,024	6,465,879	285,266	6,764,169	100.0%
Reinsurance ceded	13,024	6,465,879	-	6,478,903

Total annuity reserves and deposit liabilities	$-	$-	$285,266	$285,266

The Company had policy liabilities associated with its separate accounts of $285,266 as of December 31, 2021.

34

MEMBERS Life Insurance Company Notes to Statutory Basis Financial Statements ($ in 000s)

Deposit-Type Contracts

		Separate	Separate
	General	Account with	Account		% of
	Account	Guarantees	Nonguaranteed	Total	Total

Subject to discretionary withdrawal -
Not subject to discretionary withdrawal	$6,053	$-	$-	$6,053	100.0%

Gross annuity reserves and deposit liabilities	6,053	-	-	6,053	100.0%
Reinsurance ceded	6,053	-	-	6,053

Total annuity reserves and deposit liabilities	$-	$-	$-	$-

35

MEMBERS Life Insurance Company Notes to Statutory Basis Financial Statements ($ in 000s)

The following table shows life policy reserves by withdrawal characteristics at December 31, 2021:

	General Account			Separate Account - Guaranteed and Non Guaranteed
	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve

Subject to discretionary withdrawal, surrender values, or policy loans:
Term policies with cash value	$-	$30	$52	$-	$-	$-
Universal life	2,523	2,523	2,575	-	-	-
Other permanent cash value life insurance	-	12,666	13,555	-	-	-
Variable universal life	-	-	-	-	-	-
Miscellaneous reserves	-	488	488	-	-	-
Not subject to discretionary withdrawal or no cash values:
Term policies without cash value	-	-	4,024	-	-	-
Accidental death benefits	-	-	6	-	-	-
Disability - active lives	-	-	2	-	-	-
Disability - disabled lives	-	-	45	-	-	-
Miscellaneous reserves	-	-	57	-	-	-

Gross reserves before reinsurance	2,523	15,706	20,804	-	-	-

Ceded reinsurance	2,523	15,706	20,804	-	-	-

Net reserves	$-	$-	$-	$-	$-	$-

36

MEMBERS Life Insurance Company Notes to Statutory Basis Financial Statements ($ in 000s)

Note 9: Statutory Financial Data and Dividend Restrictions

The Company is subject to statutory regulations as to maintenance of policyholders’ surplus and payment of stockholder dividends. Generally, dividends to a parent must be reported to the appropriate state regulatory authority in advance of payment and extraordinary dividends, as defined by statutes, require regulatory approval. The Company cannot pay stockholder dividends in 2023 without regulatory approval.

Risk-based capital (“RBC”) requirements promulgated by the NAIC and adopted by the Insurance Department require U.S. life insurers to maintain minimum capitalization levels that are determined based on formulas incorporating asset risk, insurance risk, and business risk. The adequacy of the Company’s actual capital is evaluated by a comparison to the RBC results, as determined by the formula. At December 31, 2022 and 2021, the Company’s adjusted capital exceeded the RBC minimum requirements, as required by the NAIC. The Company could pay $5,205 in stockholder dividends in 2022 without the approval of the Insurance Department.

37

MEMBERS Life Insurance Company
Notes to Statutory Basis Financial Statements
($ in 000s)

Note 10: Commitments and Contingencies

Legal Matters

Various legal and regulatory actions, including state market conduct exams and federal tax audits, are currently pending that involve the Company and specific aspects of its conduct of business. Like other members of the insurance industry, the Company is routinely involved in a number of lawsuits and other types of proceedings, some of which may involve claims for substantial or indeterminate amounts. These actions are based on a variety of issues and involve a range of the Company’s practices. The ultimate outcome of these disputes is unpredictable.

These matters in some cases raise difficult and complicated factual and legal issues and are subject to many uncertainties and complexities, including but not limited to, the underlying facts of each matter; novel legal issues; variations between jurisdictions in which matters are being litigated, heard or investigated; differences in applicable laws and judicial interpretations; the length of time before many of these matters might be resolved by settlement, through litigation or otherwise and, in some cases, the timing of their resolutions relative to other similar matters involving other companies. In connection with regulatory examinations and proceedings, government authorities may seek various forms of relief, including penalties, restitution and changes in business practices. The Company may not be advised of the nature and extent of relief sought until the final stages of the examination or proceeding. In the opinion of management, the ultimate liability, if any, resulting from all such pending actions will not materially affect the statutory basis financial statements of the Company.

Note 11: Unassigned Surplus

Nonadmitted assets at December 31 reduce unassigned surplus and include the following:

	2022	2021
Nonadmitted assets:
Net deferred tax asset	$4,612	$2,448
Accounts receivable - nonaffiliated	6,599	4,474
Prepaid expenses	494	382
Interest maintenance reserve	740	809
Debit suspense balances	2,488	957

Total nonadmitted assets	$14,933	$9,070

38

MEMBERS Life Insurance Company
Notes to Statutory Basis Financial Statements
($ in 000s)

Note 12: Separate Accounts

Separate accounts represent funds that are invested to support the variable component of the Company’s obligations under the flexible premium variable and index-linked deferred annuity contracts.

Information relating to the Company’s flexible premium variable separate account business as of December 31 is set forth in the tables below:

	2022		2021
	Indexed with Guarantees	Non- Guaranteed	Indexed with Guarantees	Non- Guaranteed

Reserves with assets held:
At fair value	$-	$225,401	$-	$285,266
At amortized cost	-	-	-	-
Total	$-	$225,401	$-	$285,266

Reserves with assets subject to discretionary withdrawal:
At fair value	$-	$225,401	$-	$285,266
With fair value adjustment	-	-	-	-
Not subject to discretionary withdrawal	-	-	-	-
Total	$-	$225,401	$-	$285,266

The following table shows the premiums and deposits for flexible premium variable contracts recorded in the separate accounts for the years ended December 31:

	2022		2021
	Indexed with Guarantees	Non- Guaranteed	Indexed with Guarantees	Non- Guaranteed

Non-guaranteed premiums, considerations and deposits received for separate account policies	$-	$225,401	$-	$285,266

Total	$-	$225,401	$-	$285,266

39

MEMBERS Life Insurance Company
Notes to Statutory Basis Financial Statements
($ in 000s)

Details of the net transfers to separate accounts for all annuity contracts are shown in the table below for the years ended:

	2022		2021
	Indexed with Guarantees	Non- Guaranteed	Indexed with Guarantees	Non- Guaranteed

Transfers to separate accounts	$-	$1,295,577	$-	$1,556,187
Transfers from separate accounts	-	(1,291,131)	-	(1,527,283)
Valuation adjustment	-	(8,520)	-	3,534

Net transfers to (from) separate accounts	$-	$(4,074)	$-	$32,438

Note 13: Subsequent Events

The Company evaluated subsequent events through March 15, 2023, the date the statutory basis financial statements were available for issuance. There were no significant subsequent events that require adjustment to or disclosure in the accompanying statutory basis financial statements.

40

MEMBERS LIFE INSURANCE COMPANY
Supplemental Schedules
December 31, 2022

Supplemental Schedules

41

MEMBERS LIFE INSURANCE COMPANY
Schedule of Selected Financial Data
As of and for the Year Ended December 31, 2022
(000s omitted)

Investment income earned:
Government bonds	$152
Other bonds (unaffiliated)	912
Bonds of affiliates	-
Preferred stocks (unaffiliated)	-
Preferred stocks of affiliates	-
Common stocks (unaffiliated)	-
Common stocks of affiliates	-
Mortgage loans	-
Real estate	-
Premium notes, contract loans and liens	-
Collateral loans	-
Cash	-
Cash equivalents	693
Short-term investments	-
Other invested assets	-
Derivative financial instruments	-
Aggregate write-in for investment income	-
Gross investment income	$1,757

Real estate owned - book value less encumbrances	$-

Mortgage loans - book value:
Farm mortgages	-
Residential mortgages	-
Commercial mortgages	-
Total mortgage loans	$-

Mortgage loans by standing - book value:
Good standing	-
Good standing with restructured terms	-
Interest overdue more than three months, not in foreclosure	-
Foreclosure in process	-

Other long-term assets-statement value	-
Collateral loans	-
Bonds and stocks of parents, subsidiaries and affiliates - book value:
Bonds	-
Preferred stocks	-
Common stocks	-

42

MEMBERS LIFE INSURANCE COMPANY
Schedule of Selected Financial Data, continued
As of and for the Year Ended December 31, 2022
(000s omitted)

Bonds and short-term investments by class and maturity:
Bonds by maturity - statement value
Due within one year or less	$2,063
Over 1 year through 5 years	21,540
Over 5 years through 10 years	13,344
Over 10 years through 20 years	8,877
Over 20 years	31
Total by maturity	$45,855

Bonds by class - statement value
Class 1	$40,121
Class 2	5,734
Class 3	-
Class 4	-
Class 5	-
Class 6	-
Total by class	$45,855

Total bonds publicly traded	$39,999
Total bonds privately placed	5,856

Preferred stocks - statement value	-
Common stocks - market value	-
Short-term investments - book value	-
Options, caps & floors - statement value	-
Options, caps & floors written and in force - statement value	-
Collar, swap & forward agreements open - statement value	-
Futures contracts open - current value	-
Cash	4,857
Cash equivalents	42,915

43

MEMBERS LIFE INSURANCE COMPANY
Schedule of Selected Financial Data, continued
As of and for the Year Ended December 31, 2022
(000s omitted)

Life insurance in force:
Industrial	$-
Ordinary	671,511
Credit life	-
Group life	10,181

Amount of accidental death insurance in force under ordinary policies	1,857

Life insurance policies with disability provisions in force:
Industrial	-
Ordinary	2,356
Credit life	-
Group life	224

Supplementary contracts in force:

Ordinary - not involving life contingencies
Amount on deposit	-
Income payable	-
Ordinary - involving life contingencies
Income payable	-
Group - not involving life contingencies
Amount of deposit	-
Income payable	-
Group - involving life contingencies
Income payable	-

Annuities:
Ordinary
Immediate - amount of income payable	-
Deferred - fully paid - account balance	-
Deferred - not fully paid - account balance	-

Group
Immediate - amount of income payable	-
Fully paid account payable	-
Not fully paid - account balance	-

Accident and health insurance - premium in force:
Ordinary	-
Group	-
Credit	-

Deposit funds and dividends accumulations:
Deposit funds - account balance	-
Dividend accumulations - account balance	-

44

MEMBERS LIFE INSURANCE COMPANY
Schedule of Selected Financial Data, continued
As of and for the Year Ended December 31, 2022
(000s omitted)

Claim payments 2022:
Group accident and health - year ended December 31
2022	$-
2021	-
2020	-
2019	-
2018	-
Prior	-

Other accident and health
2022	-
2021	-
2020	-
2019	-
2018	-
Prior	-

Other coverages that use developmental methods to calculate claims reserves
2022	-
2021	-
2020	-
2019	-
2018	-
Prior	-

45

MEMBERS LIFE INSURANCE COMPANY
Summary Investment Schedule
December 31, 2022
(000s omitted)

	Gross	Admitted Invested Assets
	Investment	Reported in the Annual Statement
Investment Categories	Holdings	Amount	Percentage

Long-Term Bonds:
U.S. governments	$8,830	$8,830	9.4%
All other governments	-	-	0.0%
U.S. states, territories and possessions, etc. guaranteed	-	-	0.0%
U.S. political subdivisions of states, territories, and possessions, guaranteed	-	-	0.0%
U.S. special revenue and special assessment obligations, etc. non-guaranteed	519	519	0.6%
Industrial and miscellaneous	36,506	36,506	39.0%
Hybrid securities	-	-	0.0%
Parent, subsidiaries and affiliates	-	-	0.0%
SVO identified funds	-	-	0.0%
Unaffiliated Bank loans	-	-	0.0%
Total long-term bonds	45,855	45,855	49.0%
Preferred Stocks
Industrial and miscellaneous (unaffiliated)	-	-	0.0%
Parent, subsidiaries and affiliates	-	-	0.0%
Total preferred stocks	-	-	0.0%
Common Stocks
Industrial and miscellaneous
Publicly traded (unaffiliated)	-	-	0.0%
Industrial and miscellaneous Other (unaffiliated)	-	-	0.0%
Parent, subsidiaries and affiliates Publicly traded	-	-	0.0%
Parent, subsidiaries and affiliates Other	-	-	0.0%
Mutual funds	-	-	0.0%
Unit investment trusts	-	-	0.0%
Total common stocks	-	-	0.0%
Mortgage loans	-	-	0.0%
Real estate	-	-	0.0%
Cash, cash equivalents and short-term investments	47,772	47,772	51.0%
Contract loans	-	-	0.0%
Derivatives	-	-	0.0%
Other invested assets	-	-	0.0%
Receivables for securities	-	-	0.0%
Securities lending	-	-	0.0%

Total invested assets	$93,627	$93,627	100.0%

46

MEMBERS LIFE INSURANCE COMPANY
Reinsurance Contract Interrogatories
Year Ended December 31, 2022

1.	MLIC has applied reinsurance accounting, as described in SSAP No. 61R, to reinsurance contracts entered into, renewed or amended on or after January 1, 1996, which do not include risk-limiting features, as described in SSAP No. 61R.
2.	MLIC has not entered into, renewed or amended reinsurance contracts on or after January 1, 1996, which contain provisions that allow (1) the reporting of losses or settlements with the reinsurer to occur less frequently than quarterly or (2) payments due from the reinsurer to not be made in cash within ninety days of the settlement date unless there is no activity during the period.
3.	MLIC has not entered into, renewed or amended reinsurance contracts on or after January 1, 1996, which contain a payment schedule, accumulating retentions from multiple years or any features inherently designed to delay timing of the reimbursement to the ceding company.
4.	MLIC has not ceded any risk during the period ended December 31, 2022 under any reinsurance contracts entered into, renewed or amended on or after January 1, 1996 accounted for as reinsurance under GAAP and as a deposit under SSAP No. 61R.
5.	MLIC cedes 100% of its annuity business to CMFG Life, which is accounted for as reinsurance ceded under statutory accounting. These contracts are accounted for as investment-type contracts under GAAP; as such, deposits are not reported as revenues for GAAP. Consequently, deposit accounting is used to account for the reinsurance agreement for GAAP.

47

SUPPLEMENTAL INVESTMENT RISKS INTERROGATORIES

For The Year Ended December 31, 2022

(To Be Filed by April 1)

Of The MEMBERS Life Insurance Company

ADDRESS (City, State and Zip Code) Madison, WI 53705

NAIC Group Code 0306                    NAIC Company Code 86126                     Federal Employer’s Identification Number (FEIN) 39-1236386

The Investment Risks Interrogatories are to be filed by April 1. They are also to be included with the Audited Statutory Financial Statements.

Answer the following interrogatories by reporting the applicable U.S. dollar amounts and percentages of the reporting entity’s total admitted assets held in that category of investments.

1.	Reporting entity’s total admitted assets as reported on Page 2 of this annual statement.	$116,738,518

2.	Ten largest exposures to a single issuer/borrower/investment.

	1	2	3	4
				Percentage of Total
	Issuer	Description of Exposure	Amount	Admitted Assets
2.01	Citigroup Commercial Mortgage	Bond	$1,928,806	1.7%
2.02	Procter & Gamble co.	Bond	1,908,261	1.6%
2.03	Woodmont Trust	Bond	1,897,770	1.6%
2.04	Amsr Trust	Bond	1,860,164	1.6%
2.05	Novartis Capital Corp	Bond	1,730,886	1.5%
2.06	Toyota Motor Credit Corp	Bond	1,003,236	0.9%
2.07	National Australia Bank ltd.	Bond	1,000,000	0.9%
2.08	Mass Mutual Global Funding	Bond	999,188	0.9%
2.09	Blackrock Inc	Bond	999,133	0.9%
2.10	PNC Bank	Bond	998,998	0.9%

3.	Amounts and percentages of the reporting entity’s total admitted assets held in bonds and preferred stocks by NAIC designation.

	Bonds	1	2
3.01	NAIC-1	$40,120,750	34.4%
3.02	NAIC-2	5,734,649	4.9%
3.03	NAIC-3	-	-%
3.04	NAIC-4	-	-%
3.05	NAIC-5	-	-%
3.06	NAIC-6	-	-%
	Preferred Stocks	3	4
3.07	NAIC-1	$-	-%
3.08	NAIC-2	-	-%
3.09	NAIC-3	-	-%
3.10	NAIC-4	-	-%
3.11	NAIC-5	-	-%
3.12	NAIC-6	-	-%

4.	Assets held in foreign investments:

4.01	Are assets held in foreign investments less than 2.5% of the reporting entity’s total admitted assets?	Yes [ ] No [ X ]

If response to 4.01 above is yes, responses are not required for interrogatories 5-10.

4.02	Total admitted assets held in foreign investments	$4,897,675	4.2%
4.03	Foreign-currency-denominated investments	-	-%
4.04	Insurance liabilities denominated in that same foreign currency	-	-%

SUPPLEMENT FOR THE YEAR 2022 OF THE MEMBERS Life Insurance Company

5.	Aggregate foreign investment exposure categorized by NAIC sovereign designation:

		1	2
5.01	Countries designated NAIC-1	$4,897,675	4.2%
5.02	Countries designated NAIC-2	-	-%
5.03	Countries designated NAIC-3 or below	-	-%

6.	Two largest foreign investment exposures by country, categorized by the country’s NAIC sovereign designation:

		1	2
	Countries designated NAIC-1:
6.01	Country 1: United Kingdom	$1,961,009	1.7%
6.02	Country 2: Australia	1,000,000	0.9%

	Countries designated NAIC-2:
6.03	Country 1:	$-	-%
6.04	Country 2:	-	-%

	Countries designated NAIC-3 or below:
6.05	Country 1:	$-	-%
6.06	Country 2:	-	-%

7.	Aggregate unhedged foreign currency exposure:	$-	-%

8.	Aggregate unhedged foreign currency exposure categorized by NAIC sovereign designation:

		1	2
8.01	Countries designated NAIC-1	$-	-%
8.02	Countries designated NAIC-2	-	-%
8.03	Countries designated NAIC-3 or below	-	-%

9.	Largest unhedged foreign currency exposures by country, categorized by the country’s NAIC sovereign designation:

		1	2
Countries designated NAIC-1:
9.01	Country 1:	$-	-%
9.02	Country 2:	-	-%

Countries designated NAIC-2:
9.03	Country 1:	$-	-%
9.04	Country 2:	-	-%

Countries designated NAIC-3 or below:
9.05	Country 1:	$-	-%
9.06	Country 2:	-	-%

10.	Ten largest non-sovereign (i.e. non-governmental) foreign issues:

	1	2
	Issuer	NAIC Designation	3	4
10.01	National Australia Bank, Ltd.	2.A FE	$1,000,000	0.9%
10.02	CFIP CLO Ltd.	1.F FE	998,514	0.9%
10.03	Linde PLC	1.F FE	988,569	0.8%
10.04	Barclays PLC	2.B FE	972,440	0.8%
10.05	CNH Industrial NV	2.B FE	938,153	0.8%
10.06			-	-%
10.07			-	-%
10.08			-	-%
10.09			-	-%
10.10			-	-%

285.1

SUPPLEMENT FOR THE YEAR 2022 OF THE MEMBERS Life Insurance Company

11.	Amounts and percentages of the reporting entity’s total admitted assets held in Canadian investments and unhedged Canadian currency exposure:

11.01	Are assets held in Canadian investments less than 2.5% of the reporting entity’s total admitted assets?	Yes [ X ] No [ ]

If response to 11.01 is yes, detail is not provided for the remainder of Interrogatory 11.

		1	2
11.02	Total admitted assets held in Canadian Investments	$-	-%
11.03	Canadian currency-denominated investments	-	-%
11.04	Canadian-denominated insurance liabilities	-	-%
11.05	Unhedged Canadian currency exposure	-	-%

12.	Report aggregate amounts and percentages of the reporting entity’s total admitted assets held in investments with contractual sales restrictions.

12.01	Are assets held in investments with contractual sales restrictions less than 2.5% of the reporting entity’s total admitted assets?	Yes [ X ] No [ ]

If response to 12.01 is yes, responses are not required for the remainder of Interrogatory 12.

	1	2	3
12.02	Aggregate statement value of investments with contractual sales restrictions	$-	-%
Largest three investments with contractual sales restrictions:
12.03		-	-%
12.04		-	-%
12.05		-	-%

13.	Amounts and percentages of admitted assets held in the ten largest equity interests:

13.01	Are assets held in equity interest less than 2.5% of the reporting entity’s total admitted assets?	Yes [ X ] No [ ]

If response to 13.01 above is yes, responses are not required for the remainder of Interrogatory 13.

1
	Issuer	2	3
13.02	-	$-	-%
13.03	-	-	-%
13.04	-	-	-%
13.05	-	-	-%
13.06	-	-	-%
13.07	-	-	-%
13.08	-	-	-%
13.09	-	-	-%
13.10	-	-	-%
13.11	-	-	-%

285.2

SUPPLEMENT FOR THE YEAR 2022 OF THE MEMBERS Life Insurance Company

14.	Amounts and percentages of the reporting entity’s total admitted assets held in nonaffiliated, privately placed equities:

14.01	Are assets held in nonaffiliated, privately placed equities less than 2.5% of the reporting entity’s total admitted assets?	Yes [ X ] No [ ]

If response to 14.01 above is yes, responses are not required for 14.02 through 14.05.

	1	2	3
14.02	Aggregate statement value of investments held in nonaffiliated, privately placed equities:	$-	-%
Largest three investments held in nonaffiliated, privately placed equities:
14.03	-	$-	-%
14.04	-	-	-%
14.05	-	-	-%

Ten largest fund managers:

	1	2	3	4
	Fund Manager	Total Invested	Diversified	Nondiversified
14.06	Allspring	$42,758,432	$42,758,432	$-
14.07	State Street Global Advisors	106,587	106,587	-
14.08	Wells Fargo Funds	50,000	50,000	-
14.09		-	-	-
14.10		-	-	-
14.11		-	-	-
14.12		-	-	-
14.13		-	-	-
14.14		-	-	-
14.15		-	-	-

15.	Amounts and percentages of the reporting entity’s total admitted assets held in general partnership interests:

15.01	Are assets held in general partnership interests less than 2.5% of the reporting entity’s total admitted assets?	Yes [ X ] No [ ]

If response to 15.01 above is yes, responses are not required for the remainder of Interrogatory 15.

	1	2	3
15.02	Aggregate statement value of investments held in general partnership interests:	$-	-%
Largest three investments in general partnership interests:
15.03	-	$-	-%
15.04	-	-	-%
15.05	-	-	-%

285.3

SUPPLEMENT FOR THE YEAR 2022 OF THE MEMBERS Life Insurance Company

16.	Amounts and percentages of the reporting entity’s total admitted assets held in mortgage loans:

16.01	Are mortgage loans reported in Schedule B less than 2.5% of the reporting entity’s total admitted assets?	Yes [ X ] No [ ]
If response to 16.01 above is yes, responses are not required for the remainder of Interrogatory 16 and Interrogatory 17.

1
	Type (Residential, Commercial, Agricultural)	2	3
16.02	-	$-	-%
16.03	-	-	-%
16.04	-	-	-%
16.05	-	-	-%
16.06	-	-	-%
16.07	-	-	-%
16.08	-	-	-%
16.09	-	-	-%
16.10	-	-	-%
16.11	-	-	-%

Amount and percentage of the reporting entity’s total admitted assets held in the following categories of mortgage loans:

Loans
16.12	Construction loans	$-	-%
16.13	Mortgage loans over 90 days past due	-	-%
16.14	Mortgage loans in the process of foreclosure	-	-%
16.15	Mortgage loans foreclosed	-	-%
16.16	Restructured mortgage loans	-	-%

17.	Aggregate mortgage loans having the following loan-to-value ratios as determined from the most current appraisal as of the annual statement date:

		Residential		Commercial		Agricultural
Loan-to-Value		1	2	3	4	5	6
17.01	above 95%	$-	-%	$-	-%	$-	-%
17.02	91% to 95%	-	-%	-	-%	-	-%
17.03	81% to 90%	-	-%	-	-%	-	-%
17.04	71% to 80%	-	-%	-	-%	-	-%
17.05	below 70%	-	-%	-	-%	-	-%

18.	Amounts and percentages of the reporting entity’s total admitted assets held in each of the five largest investments in real estate:

18.01	Are assets held in real estate reported less than 2.5% of the reporting entity’s total admitted assets?	Yes [ X ] No [ ]

If response to 18.01 above is yes, responses are not required for the remainder of Interrogatory 18.

Largest five investments in any one parcel or group of contiguous parcels of real estate.

1
	Description	2	3
18.02	-	$-	-%
18.03	-	-	-%
18.04	-	-	-%
18.05	-	-	-%
18.06	-	-	-%

19.	Report aggregate amounts and percentages of the reporting entity’s total admitted assets held in investments held in mezzanine real estate loans.

19.01	Are assets held in investments held in mezzanine real estate loans less than 2.5% of the reporting entity’s admitted assets?	Yes [ X ] No [ ]

If response to 19.01 is yes, responses are not required for the remainder of Interrogatory 19.

	1	2	3
19.02	Aggregate statement value of investments held in mezzanine real estate loans:	$-	-%
Largest three investments held in mezzanine real estate loans.
19.03		$-	-%
19.04		-	-%
19.05		-	-%

285.4

SUPPLEMENT FOR THE YEAR 2022 OF THE MEMBERS Life Insurance Company

20.	Amounts and percentages of the reporting entity’s total admitted assets subject to the following types of agreements:

		At Year-End		At End of Each Quarter
				1st Qtr	2nd Qtr	3rd Qtr
		1	2	3	4	5
20.01	Securities lending agreements (do not include assets held as collateral for such transactions)	$-	-%	$-	$-	$-
20.02	Repurchase agreements	-	-%	-	-	-
20.03	Reverse repurchase agreements	-	-%	-	-	-
20.04	Dollar repurchase agreements	-	-%	-	-	-
20.05	Dollar reverse repurchase agreements	-	-%	-	-	-

21.	Amounts and percentages of the reporting entity’s total admitted assets for warrants not attached to other financial instruments, options, caps and floors:

		Owned		Written
		1	2	3	4
21.01	Hedging	$-	-%	$-	-%
21.02	Income generation	-	-%	-	-%
21.03	Other	-	-%	-	-%

22.	Amounts and percentages of the reporting entity’s total admitted assets of potential exposure for collars, swaps, and forwards:

		At Year-End		At End of Each Quarter
				1st Qtr	2nd Qtr	3rd Qtr
		1	2	3	4	5
22.01	Hedging	$-	-%	$-	$-	$-
22.02	Income generation	-	-%	-	-	-
22.03	Replications	-	-%	-	-	-
22.04	Other	-	-%	-	-	-

23.	Amounts and percentages of the reporting entity’s total admitted assets of potential exposure for futures contracts:

		At Year-End		At End of Each Quarter
				1st Qtr	2nd Qtr	3rd Qtr
		1	2	3	4	5
23.01	Hedging	$-	-%	$-	$-	$-
23.02	Income generation	-	-%	-	-	-
23.03	Replications	-	-%	-	-	-
23.04	Other	-	-%	-	-	-

285.5

APPENDIX A: EQUITY ADJUSTMENT

The Equity Adjustment for a Risk Control Account is equal to:

Crediting Base x (hypothetical option value - amortized option cost – trading costs)

The examples below show how the Equity Adjustment is calculated and how it may vary based on whether the reference Index has increased or decreased and how much time there is remaining in the Interest Term. The hypothetical option value and trading costs in the examples are expressed as a percentage of the Crediting Base.

	1-Year Floor and Cap	6-Year Buffer and Participation Rate
Interest Term Start Date
Crediting Base	$100,000	$100,000
Index Value	1,000	1,000
Number of Days in Interest Term	365	2,191
Hypothetical Option Value	1.75%	10.84%
Example A: Negative Index Return with Many Days Remaining in the Interest Term
Interest Term Valuation Date
Index Value	950	950
Index Return	-5%	-5%
Days Remaining in Interest Term	334	2,160
Hypothetical Option Value	-1.26%	5.08%
Amortized Option Value	1.75% x (334/365) = 1.60%	10.84% x (2,160/2,191) = 10.68%
Trading Costs	0.15%	0.15%
Equity Adjustment	$100,000 x (-1.26% - 1.60% - 0.15%) = -$3,010.36	$100,000 x (5.08% - 10.68% - 0.15%) = -$5,753.35
Risk Control Account Value	$100,000 - $3,010.36= $96,989.64	$100,000 - $5,753.35= $94,246.65
Example B: Negative Index Return with Few Days Remaining in the Interest Term
Interest Term Valuation Date
Index Value	950	950
Index Return	-5%	-5%
Days Remaining in Interest Term	30	30
Hypothetical Option Value	-4.61%	-0.38%
Amortized Option Value	1.75% x (30/365) = 0.14%	10.84% x (30/2,191) = 0.15%
Trading Costs	0.15%	0.15%
Equity Adjustment	$100,000 x (-4.61% - 0.14% - 0.15%) = -$4,908.13	$100,000 x (-0.38% - 0.15% - 0.15%) = -$675.02
Risk Control Account Value	$100,000 - $4,908.13 = $95,091.87	$100,000 - $675.02= $99,324.98

 A-1

Example C: Positive Index Return with Many Days Remaining in the Interest Term
Interest Term Valuation Date
Index Value	1050	1050
Index Return	5%	5%
Days Remaining in Interest Term	334	2,160
Hypothetical Option Value	3.86%	16.51%
Amortized Option Value	1.75% x (334/365) = 1.60%	10.84% x (2,160/2,191) = 10.68%
Trading Costs	0.15%	0.15%
Equity Adjustment	$100,000 x (3.86% - 1.60% - 0.15%) = $2,113.29	$100,000 x (16.51% - 10.68% - 0.15%) = $5,676.38
Risk Control Account Value	$100,000 + $2,113.29= $102,113.29=	$100,000 + $5,676.38= $105,676.38
Example D: Positive Index Return with Few Days Remaining in the Interest Term
Interest Term Valuation Date
Index Value	1050	1050
Index Return	5%	5%
Days Remaining in Interest Term	30	2,160
Hypothetical Option Value	5.08%	7.38%
Amortized Option Value	1.75% x (30/365) = 0.14%	10.84% x (30/2,191) = 0.15%
Trading Costs	0.15%	0.15%
Equity Adjustment	$100,000 x (5.08% - 0.14% - 0.15%) = $4,784.17	$100,000 x (7.38% - 0.15% - 0.15%) = $7,085.77
Risk Control Account Value	$100,000 + $4,784.17= $104,784.17	$100,000 + $7,085.77= $107,085.77

 A-2

APPENDIX B: EXAMPLES OF WITHDRAWALS WITH APPLICATION OF SURRENDER CHARGE AND INTEREST ADJUSTMENT

The Surrender Charge is calculated as a percentage of the Contract Value withdrawn or surrendered that exceeds the Annual Free Withdrawal Amount during the first six Contract Years.

The Interest Adjustment is calculated by multiplying the amount withdrawn by the sum of the Interest Adjustment factor (IAF) minus one (i.e., IAF – 1), where IAF is equal to ((1 + I + K)/(1 + J + L))^N. For Contracts issued on or after September 25, 2022, the Interest Adjustment does not apply to the Annual Free Withdrawal amount.

The examples below show how the Interest Adjustment is calculated and how it may vary based on how the Constant Maturity Treasury (CMT) Rate and the ICE BofA Index have changed since the start of the 6-year Interest Adjustment period. The examples also show how the surrender charge is calculated.

Assumptions	Contracts Issued Prior to September 25, 2022	Contracts Issued On or After September 25, 2022
Withdrawal on 2nd Contract Anniversary	$20,000	$20,000
Contract Value on 2nd Contract Anniversary	$110,000	$110,000
Contract Value after Withdrawal	$110,000 - $20,000 = $90,000	$110,000 - $20,000 = $90,000
Annual Free Withdrawal Amount	$110,000 x 10% = $11,000	$110,000 x 10% = $11,000
Surrender Charge Percentage	8%	8%
Surrender Charge	8% x ($20,000 - $11,000) = $720	8% x ($20,000 - $11,000) = $720
6-year CMT Rate (I) at Start of 6-year Period	2.50%	2.50%
ICE BofA Index (K) at Start of 6-year Period	1.00%	1.00%
Years Remaining in 6-Year Period (N)	6 - 2 = 4	6 - 2 = 4
Example A: Withdrawal with a Negative Interest Adjustment
CMT Rate for the remaining Index period (J)	2.90%	2.90%
ICE BofA Index at time of Withdrawal (L)	1.10%	1.10%
IAF = ((1 + I + K)/(1 + J + L))^N	((1 + 2.50% + 1.00%) / (1 + 2.90% + 1.10%))^4 = 0.9809075	((1 + 2.50% + 1.00%) / (1 + 2.90% + 1.10%))^4 = 0.9809075
Interest Adjustment	$20,000 x (0.9809075 - 1) = -$381.85	($20,000 - $11,000) x (0.9809075 - 1) = -$171.83
Net Withdrawal	$20,000 - $720 +(-$381.85) = $18,898.15	$20,000 - $720 +(-$171.83) = $19,108.17
Example B: Withdrawal with a Positive Interest Adjustment
CMT for the remaining Index period (J)	2.10%	2.10%
ICE BofA Index at time of Withdrawal (L)	0.90%	0.90%
IAF = ((1 + I + K)/(1 + J + L))^N	((1 + 2.50% + 1.00%) / (1 + 2.10% + 0.90%))^4 = 1.0195593	((1 + 2.50% + 1.00%) / (1 + 2.10% + 0.90%))^4 = 1.0195593
Interest Adjustment	$20,000 x (1.0195593 - 1) = $391.19	($20,000 - $11,000) x (1.0195593 - 1) = $176.03
Net Withdrawal	$20,000 - $720 + $391.19 = $19,671.19	$20,000 - $720 + $176.03 = $19,456.03

 B-1

APPENDIX C: STATE VARIATIONS OF CERTAIN FEATURES AND BENEFITS

The following information is a summary of certain features or benefits of the TruStageTM ZoneChoice Annuity Contracts that vary from the features and benefits previously described in this Prospectus as a result of requirements imposed by states. Please contact your financial professional for more information about Contract variations and availability in your state.

States where certain TruStageTM ZoneChoice Annuity features or benefits vary:

State	Feature or Benefit	Variation
Arizona	See “Right to Examine” under “Getting Started – The Accumulation Period”	If your age as of the Contract Issue Date is at least 65 years old, you must return your Contract within 30 days of receipt.
California

See “Owner” under “Getting Started – The Accumulation Period”

See “Right to Examine” under “Getting Started – The Accumulation Period”

See “Waiver of Surrender Charges” under “Access to Your Money”

See “Declared Rate Account Allocation Option”

The Owner has the right to assign the Contract.

If the Purchase Payment exceeds the Contract Value, the refund will be your Purchase Payment less withdrawals.

If your age as of the Contract Issue Date is at least 60 years old, you must return your Contract within 30 days of receipt.

“Nursing Home or Hospital” is replaced with “Facility Care, Home Care, or Community-Based Services”. There is no minimum confinement period to utilize this waiver. The Facility Care or Home Care and Terminal Illness waivers apply to full surrenders only, not partial withdrawals.

The rate used in section b(2) of the Minimum Interest Rate calculation is 0.25%.

Connecticut	See “Right to Examine” under “Getting Started – The Accumulation Period” See “Waiver of Surrender Charges” under “Access to Your Money”

If the Purchase Payment exceeds the Contract Value, the refund will be your Purchase Payment less withdrawals.

You must return your Contract within 10 days of receipt, including replacement contracts.

There is a one-year wait before the waiver of surrender charge provisions may be exercised.

Delaware	See “Right to Examine” under “Getting Started – The Accumulation Period”

If the Purchase Payment exceeds the Contract Value, the refund will be your Purchase Payment less withdrawals if the source of your initial Purchase Payment was a replacement, not new money.

You must return your Contract within 10 days of receipt (20 days if it is a replacement contract).

State	Feature or Benefit	Variation
Florida

See “Owner” under “Getting Started – The Accumulation Period”

See “Right to Examine” under “Getting Started – The Accumulation Period”

See “Income Payout Date” under “Income Payments – The Payout Period”

The Owner has the right to assign the Contract.

You must return your Contract within 21 days of receipt (30 days if it is a replacement contract).

The requested Income Payout Date must be at least one year after the Contract Issue Date.

Georgia	See “Right to Examine” under “Getting Started – The Accumulation Period”	If the Purchase Payment exceeds the Contract Value, the refund will be your Purchase Payment less withdrawals.
Hawaii	See “Right to Examine” under “Getting Started – The Accumulation Period”	If the Purchase Payment exceeds the Contract Value, the refund will be your Purchase Payment less withdrawals if the source of your initial Purchase Payment was new money, not a replacement.
Idaho	See “Right to Examine” under “Getting Started – The Accumulation Period”	If the Purchase Payment exceeds the Contract Value, the refund will be your Purchase Payment less withdrawals. You must return your Contract within 20 days of receipt, including replacement contracts.
Illinois	See definition of Terminally Ill and Terminal Illness See “Declared Rate Account Allocation Option”	Terminally Ill, Terminal Illness – A life expectancy of 24 months or less due to any illness or accident. The rate used in section b(2) of the Minimum Interest Rate calculation is 0.25%.
Indiana	See “Right to Examine” under “Getting Started – The Accumulation Period”

If the Purchase Payment exceeds the Contract Value, the refund will be your Purchase Payment less withdrawals if the source of your initial Purchase Payment was a replacement, not new money.

You must return your Contract within 10 days of receipt (20 days if it is a replacement contract).

Kansas	See definition of Terminally Ill and Terminal Illness	Terminally Ill, Terminal Illness – A life expectancy of 24 months or less due to any illness or accident.
Louisiana	See “Right to Examine” under “Getting Started – The Accumulation Period”	If the Purchase Payment exceeds the Contract Value, the refund will be your Purchase Payment less withdrawals if the source of your initial Purchase Payment was new money, not a replacement.
Maryland	See “Right to Examine” under “Getting Started – The Accumulation Period”	If the Purchase Payment exceeds the Contract Value, the refund will be your Purchase Payment less withdrawals if the source of your initial Purchase Payment was new money, not a replacement.

State	Feature or Benefit	Variation

Massachusetts

See definition of Terminally Ill and Terminal Illness

See “Right to Examine” under “Getting Started – The Accumulation Period”

See “Waiver of Surrender Charges” under “Access to Your Money”

See “Terms of Income Payments” under “Income Payments – The Payout Period”

See “Misstatement of Age or Gender” under “Other Information”

Terminally Ill, Terminal Illness – A life expectancy of 24 months or less due to any illness or accident.

If the Purchase Payment exceeds the Contract Value, the refund will be your Purchase Payment less withdrawals.

You must return your Contract within 10 days of receipt (20 days if it is a replacement contract).

There is no Nursing Home or Hospital waiver. The Terminal Illness waiver applies to full surrenders only, not partial withdrawals.

Income Options are not based on gender. The amount of each payment depends on all the items listed other than gender.

Income Options are not based on gender. Only proof of age is required for misstatement; proof of gender is not.

Minnesota	See “Right to Examine” under “Getting Started – The Accumulation Period”	If the Purchase Payment exceeds the Contract Value, the refund will be your Purchase Payment less withdrawals if the source of your initial Purchase Payment was a replacement, not new money.
Mississippi	See “Right to Examine” under “Getting Started – The Accumulation Period”	If the Purchase Payment exceeds the Contract Value, the refund will be your Purchase Payment less withdrawals if the source of your initial Purchase Payment was new money, not a replacement.
Missouri	See “Right to Examine” under “Getting Started – The Accumulation Period” See “Declared Rate Account Allocation Option”

If the Purchase Payment exceeds the Contract Value, the refund will be your Purchase Payment less withdrawals.

You must return your Contract within 10 days of receipt (20 days if it is a replacement contract).

The rate used in section b(2) of the Minimum Interest Rate calculation is 0.25%.

Montana	See “Terms of Income Payments” under “Income Payments – The Payout Period” See “Misstatement of Age or Gender” under “Other Information”

Income Options are not based on gender. The amount of each payment depends on all the items listed other than gender.

Income Options are not based on gender. Only proof of age is required for misstatement; proof of gender is not.

State	Feature or Benefit	Variation
Nebraska	See “Right to Examine” under “Getting Started – The Accumulation Period”	If the Purchase Payment exceeds the Contract Value, the refund will be your Purchase Payment less withdrawals if the source of your initial Purchase Payment was new money, not a replacement.
Nevada	See “Right to Examine” under “Getting Started – The Accumulation Period”	If the Purchase Payment exceeds the Contract Value, the refund will be your Purchase Payment less withdrawals.
New Jersey	See “Waiver of Surrender Charges” under “Access to Your Money”	There is no Terminal Illness waiver.
New Hampshire	See “Right to Examine” under “Getting Started – The Accumulation Period”	If the Purchase Payment exceeds the Contract Value, the refund will be your Purchase Payment less withdrawals if the source of your initial Purchase Payment was new money, not a replacement.
North Carolina	See “Right to Examine” under “Getting Started – The Accumulation Period”	If the Purchase Payment exceeds the Contract Value, the refund will be your Purchase Payment less withdrawals if the source of your initial Purchase Payment was new money, not a replacement.
North Dakota	See “Right to Examine” under “Getting Started – The Accumulation Period”	You must return your Contract within 20 days of receipt (30 days if it is a replacement contract).
Oklahoma	See “Right to Examine” under “Getting Started – The Accumulation Period”

If the Purchase Payment exceeds the Contract Value, the refund will be your Purchase Payment less withdrawals.

You must return your Contract within 10 days of receipt (20 days if it is a replacement contract).

Rhode Island	See “Right to Examine” under “Getting Started – The Accumulation Period”

If the Purchase Payment exceeds the Contract Value, the refund will be your Purchase Payment less withdrawals if the source of your initial Purchase Payment was new money, not a replacement.

You must return your Contract within 20 days of receipt (30 days if it is a replacement contract).

South Carolina	See “Right to Examine” under “Getting Started – The Accumulation Period”	If the Purchase Payment exceeds the Contract Value, the refund will be your Purchase Payment less withdrawals if the source of your initial Purchase Payment was new money, not a replacement.

State	Feature or Benefit	Variation
Tennessee	See “Right to Examine” under “Getting Started – The Accumulation Period”

You must return your Contract within 10 days of receipt (20 days if it is a replacement contract).

If the Purchase Payment exceeds the Contract Value, the refund will be your Purchase Payment less withdrawals if the source of your initial Purchase Payment was a replacement, not new money.

Texas	See “Owner” under “Getting Started – The Accumulation Period” See “Right to Examine” under “Getting Started – The Accumulation Period” See “Waiver of Surrender Charges” under “Access to Your Money”

The Owner has the right to assign the Contract.

You must return your Contract within 20 days of receipt (30 days if it is a replacement contract).

“Terminal Illness” is replaced with “Terminal Disability”.

Utah	See “Owner” under “Getting Started – The Accumulation Period” See “Right to Examine” under “Getting Started – The Accumulation Period”	The Owner has the right to assign the Contract. If the Purchase Payment exceeds the Contract Value, the refund will be your Purchase Payment less withdrawals.
Vermont	See “Right to Examine” under “Getting Started – The Accumulation Period”	If the Purchase Payment exceeds the Contract Value, the refund will be your Purchase Payment less withdrawals if the source of your initial Purchase Payment was new money, not a replacement.
Virginia	See “Waiver of Surrender Charges” under “Access to Your Money”	“Terminal Illness” is replaced with “Terminal Condition”
Washington	See “Right to Examine” under “Getting Started – The Accumulation Period” See “Waiver of Surrender Charges” under “Access to Your Money”

If the Purchase Payment exceeds the Contract Value, the refund will be your Purchase Payment less withdrawals.

You must return your Contract within 10 days of receipt (20 days if it is a replacement contract).

The life expectancy to utilize the Terminal Illness waiver is 24 months.

Wisconsin	See “Owner” under “Getting Started – The Accumulation Period”	The Owner has the right to assign the Contract.

MEMBERS Life Insurance Company

2000 Heritage Way

Waverly, IA 50677

1-800-798-5500

Dealer Prospectus Delivery Obligations

All dealers that effect transactions in these securities are required to deliver a Prospectus.

PART II

INFORMATION NOT REQUIRED IN PROSPECTUS

Item 13.  Other Expenses of Issuance and Distribution.*

The expenses for the issuance and distribution of the securities offered by this Registration Statement, other than any underwriting discounts and commissions, are as follows:

Securities and Exchange Commission Registration Fees	$110
Printing and engraving	$75,000
Accounting fees and expenses	$184,547
Legal fees and expenses	$15,000
Miscellaneous	$10,000
TOTAL EXPENSES	$284,657

*  Estimated.

Item 14.   Indemnification of Directors and Officers.

Section 490.202 of the Iowa Business Corporation Act (the “IBCA”) provides that a corporation’s articles of incorporation may contain a provision eliminating or limiting the personal liability of a director to the corporation or its shareholders for monetary damages for any action taken, or failure to take action, as a director, except liability for (1) the amount of a financial benefit received by a director to which the director is not entitled, (2) an intentional infliction of harm on MEMBERS Life Insurance Company (the “Registrant”, “we”, “our”, or “us”) or the shareholders, (3) a violation of Section 490.833 of the IBCA or (4) an intentional violation of criminal law.

Further, Section 490.851 of the IBCA provides that a corporation may indemnify its directors who may be party to a proceeding against liability incurred in the proceeding by reason of such person serving in the capacity of director, if such person has acted in good faith and in a manner reasonably believed by the individual to be in the best interests of the corporation, if the director was acting in an official capacity, and in all other cases that the individual’s conduct was at least not opposed to the best interests of the corporation, and in any criminal proceeding if such person had no reasonable cause to believe the individual’s conduct was unlawful or the director engaged in conduct for which broader indemnification has been made permissible or obligatory under a provision of the articles of incorporation. The indemnity provisions under Section 490.851 do not apply (i) in the case of actions brought by or in the right of the corporation except for reasonable expenses incurred in connection with the proceeding if it is determined that the director has met the relevant standard of conduct set forth above or (ii) in connection with any proceedings with respect to conduct for which the director was adjudged liable on the basis that the director received a financial benefit to which the director was not entitled, whether or not involving action in the director’s official capacity.

In addition, Section 490.852 of the IBCA provides mandatory indemnification of reasonable expenses incurred by a director who is wholly successful in defending any action in which the director was a party because the director is or was a director of the corporation. A director who is a party to a proceeding because the person is a director may also apply for court-ordered indemnification and advance of expenses under Section 490.854 of the IBCA.

Section 490.853 of the IBCA provides that a corporation may, before final disposition of a proceeding, advance funds to pay for or reimburse the reasonable expenses incurred by a director who is a party to a proceeding because such person is a director if the director delivers the following to the corporation: (1) a written affirmation that the director has met the standard of conduct described above or that the proceeding involved conduct for which liability has been eliminated under the corporation’s articles of incorporation and (2) the director’s written undertaking to repay any funds advanced if the director is not entitled to mandatory indemnification under Section 490.852 of the IBCA and it is ultimately determined that the director has not met the standard of conduct described above.

Under Section 490.856 of the IBCA, a corporation may indemnify and advance expenses to an officer of the corporation who is a party to a proceeding because such person is an officer, to the same extent as a director. In addition, if the person is an officer but not a director, further indemnification may be provided by the corporation’s articles of incorporation or bylaws, a resolution of the board of directors or by contract, except liability for (1) a proceeding by or in the right of the corporation other than for reasonable expenses incurred in connection with the proceeding and (2) conduct that constitutes receipt by the officer of a financial benefit to which the officer is not entitled, an intentional infliction of harm on the corporation or the shareholders or an intentional violation of criminal law. Such indemnification is also available to an officer who is also a director if the basis on which the officer is made a party to a proceeding is an act taken or a failure to take action solely as an officer.

Our Amended and Restated Articles of Incorporation provide that our directors will not be liable to us or our shareholders for money damages for any action taken, or any failure to take any action, as a director, except liability for (1) the amount of a financial benefit received by a director to which the director is not entitled, (2) an intentional infliction of harm on the Registrant or the shareholders, (3) a violation of Section 490.833 of the IBCA or (4) an intentional violation of criminal law.

Our Amended and Restated Articles of Incorporation also provide that we indemnify each of our directors or officers for any action taken, or any failure to take any action, as a director or officer except liability for (1) the amount of a financial benefit received by a director to which the director is not entitled, (2) an intentional infliction of harm on the Registrant or the shareholders, (3) a violation of Section 490.833 of the IBCA or (4) an intentional violation of criminal law. Additionally, the Registrant is required to exercise all of its permissive powers as often as necessary to indemnify and advance expenses to its directors and officers to the fullest extent permitted by law.

Our Bylaws also provide indemnification to our directors on the same terms as the indemnification provided in our Amended and Restated Articles of Incorporation. Our Bylaws also provide for advances of expenses to our directors and officers. The indemnification provisions of our Bylaws are not exclusive of any other right which any person seeking indemnification may have or acquire under any statute, our Amended and Restated of Incorporation or any agreement, vote of stockholders or disinterested directors or otherwise.

Section 490.857 of the IBCA provides that a corporation may purchase and maintain insurance on behalf of a person who is a director or officer of a corporation, or who, while a director or officer of a corporation, serves at the corporation’s request as a director, officer, partner, trustee, employee or agent of another domestic or foreign corporation, partnership, joint venture, trust, employee benefit plan or other entity, against liability asserted against or incurred by that person in that capacity or arising from that person’s status as a director or officer, whether or not the corporation would have the power to indemnify or advance expenses to that person against the same liability under the IBCA. As permitted by and in accordance with Section 490.857 of the IBCA, we maintain insurance coverage for our officers and directors as well as insurance coverage to reimburse us for potential costs for indemnification of directors and officers.

Item 15. Recent Sales of Unregistered Securities

None.

Item 16. Exhibits.

Exhibit Item Number	Description	Incorporated by Reference to	Filed Herewith
1(i)	Amended and Restated Distribution Agreement dated as of January 7, 2016 between MEMBERS Life Insurance Company (“MLIC”) and CUNA Brokerage Services, Inc. (“CBSI”)	Incorporated herein by reference to the initial filing of the Registrant on Form S-1, filed January 21, 2021 (File No. 333-252290)
1(ii)(a)	Form of Selling and Services Agreement	Incorporated herein by reference to the initial filing of the Registrant on Form S-1, filed January 21, 2021 (File No. 333-252290)
1(ii)(b)	Addendum to Selling and Service Agreement for Electronic Signature Agreement dated August 27, 2020	Incorporated herein by reference to the initial filing of the Registrant on Form S-1, filed January 21, 2021 (File No. 333-252290)
1(iii)	Amended and Restated Distribution Agreement dated Exhibit A dated September 2018 between MEMBERS Life Insurance Company (“MLIC”) and CUNA Brokerage Services, Inc. (“CBSI”)	Incorporated herein by reference to the initial filing of the Registrant on Form S-1, filed January 21, 2021 (File No. 333-252290)
3(i)	Articles of Incorporation of MLIC	Incorporated herein by reference to the initial filing of the Registrant on Form S-1, filed January 21, 2021 (File No. 333-252290)
3(ii)	Bylaws of MLIC	Incorporated herein by reference to the initial filing of the Registrant on Form S-1, filed January 21, 2021 (File No. 333-252290)
4(i)	Form of Contact. (Form No. 2020-VAIL)	Incorporated herein by reference to the initial filing of the Registrant on Form S-1, filed January 21, 2021 (File No. 333-252290)
4(ii)(a)	Form of Application. (Form No. 2020-VAILAPP)	Incorporated herein by reference to the initial filing of the Registrant on Form S-1, filed January 21, 2021 (File No. 333-252290)
4(ii)(b)	Form of Application (effective May, 2023). (Form No. 2020-VAILAPP)	Incorporated herein by reference to the initial filing of the Registrant on Form S-1, filed May 9, 2023 (File No. 333-271753)
4(iii)	Form of Application-Amendment. (Form No. 2020-VAILAPPAMEND)	Incorporated herein by reference to the initial filing of the Registrant on Form S-1, filed January 21, 2021 (File No. 333-252290)
4(iv)(a)	Form of Data Page. (Form No. 2020-VAILDP)	Incorporated herein by reference to the initial filing of the Registrant on Form S-1, filed January 21, 2021 (File No. 333-252290)
4(iv)(b)	Form of Data Page (effective May, 2023). (Form No. 2020-VAILDP)	Incorporated herein by reference to the initial filing of the Registrant on Form S-1, filed May 9, 2023 (File No. 333-271753)
4(v)	Form of Nursing Home or Hospital/ Terminal Illness Withdrawal Privilege Endorsement (Form No. 2020-WVRSCEND)	Incorporated herein by reference to the initial filing of the Registrant on Form S-1, filed January 21, 2021 (File No. 333-252290)

Exhibit Item Number	Description	Incorporated by Reference to	Filed Herewith
4(vi)	Interest Adjustment Waiver Endorsement. (Form No. 2022-IAWEND)	Incorporated herein by reference to the initial filing of the Registrant on Form S-1, filed May 9, 2023 (File No. 333-271753)
4(vii)	Risk Control Account Transfer Endorsement. (Form 2022-RCATEND)	Incorporated herein by reference to the initial filing of the Registrant on Form S-1, filed May 9, 2023 (File No. 333-271753)
5	Legal Opinion		X
10(i)(a)	Amended and Restated Coinsurance and Modified Coinsurance Agreement between MLIC and CMFG Life Insurance Company (CMFG Life) dated January 1, 2019	Incorporated herein by reference to the initial filing of the Registrant on Form S-1, filed January 21, 2021 (File No. 333-252290)
10(i)(b)	Coinsurance Agreement dated August 19, 2019	Incorporated herein by reference to the initial filing of the Registrant on Form S-1, filed January 21, 2021 (File No. 333-252290)
10(i)(c)	Amended and Restated Coinsurance Agreement between MLIC and CMFG Life dated February 4, 2021	Incorporated herein by reference to the Post-Effective Amendment 1 filing of the Registrant on Form S-1, filed April 6, 2022 (File No. 333-252290)
10(i)(d)	Second Amendment to Amended and Restated Coinsurance and Modified Coinsurance Agreement dated November 23, 2021	Incorporated herein by reference to the Post-Effective Amendment 1 filing of the Registrant on Form S-1, filed April 6, 2022 (File No. 333-252290)
10(i)(e)	Third Amendment to Amended and Restated Coinsurance and Modified Coinsurance Agreement dated October 10, 2022	Incorporated herein by reference to the Pre-Effective Amendment 1 filing of the Registrant on Form S-1, filed April 14, 2023 (File No. 333-268806)
10(ii)(a)	Cost Sharing Agreement dated as of January 1, 2008	Incorporated herein by reference to the initial filing of the Registrant on Form S-1, filed January 21, 2021 (File No. 333-252290)
10(ii)(b)	Expense Sharing Agreement dated as of December 31, 2013	Incorporated herein by reference to the initial filing of the Registrant on Form S-1, filed January 21, 2021 (File No. 333-252290)
10(ii)(c)	Amended and Restated Expense Sharing Agreement dated as of January 1, 2015	Incorporated herein by reference to the initial filing of the Registrant on Form S-1, filed January 21, 2021 (File No. 333-252290)
10(ii)(d)	Amendment to Cost Sharing Agreement dated February 1, 2012	Incorporated herein by reference to the initial filing of the Registrant on Form S-1, filed January 21, 2021 (File No. 333-252290)
10(iii)(a)	Investment Advisory Agreement dated as of January 31, 2012	Incorporated herein by reference to the initial filing of the Registrant on Form S-1, filed January 21, 2021 (File No. 333-252290)
10(iii)(b)	Amendment to Investment Advisory Agreement dated January 15, 2014	Incorporated herein by reference to the initial filing of the Registrant on Form S-1, filed January 21, 2021 (File No. 333-252290)

Exhibit Item Number	Description	Incorporated by Reference to	Filed Herewith
10(iii)(c)	Amended and Restated Investment Advisory Agreement dated January 1, 2015	Incorporated herein by reference to the initial filing of the Registrant on Form S-1, filed January 21, 2021 (File No. 333-252290)
10(iv)(a)	CUNA Mutual Group Cost Sharing, Procurement, Disbursement, Billing and Collection Agreement dated as of January 1, 2015	Incorporated herein by reference to the initial filing of the Registrant on Form S-1, filed January 21, 2021 (File No. 333-252290)
23(i)	Consent of Legal Counsel	See Exhibit 5
23(ii)	Consent of Independent Auditor		X
24	Powers of Attorney – David L. Sweitzer, Abigail R. Rodriguez, William A. Karls, Brian J. Borakove, Paul D. Barbato	Incorporated herein by reference to the initial filing of the Registrant on Form S-1, filed May 9, 2023 (File No. 333-271753)
24(i)	Power of Attorney – Jennifer M. Kraus-Florin	Incorporated herein by reference to the Post-Effective Amendment 1 filing of the Registrant on Form S-1, filed August 24, 2023 (File No. 333-271753)
107	Calculation of Filing Fee Table	Incorporated herein by reference to the initial filing of the Registrant on Form S-1, filed May 9, 2023 (File No. 333-271753)

Item 17. Undertakings.

(A) The undersigned Registrant hereby undertakes:

(1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

(i)	To include any prospectus required by section 10(a)(3) of the Securities Act of 1933;

(ii)	To reflect in the prospectus any facts or events arising after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20% change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective Registration Statement;

(iii)	To include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement.

(2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(4) That, for the purpose of determining liability under the Securities Act of 1933 to any purchaser, each prospectus filed pursuant to Rule 424(b) as part of a Registration Statement relating to an offering, other than Registration Statements relying on Rule 430B or other than prospectuses filed in reliance on Rule 430A, shall be deemed to be part of and included in the Registration Statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a Registration Statement or prospectus that is part of the Registration Statement or made in a document incorporated or deemed incorporated by reference into the Registration Statement or prospectus that is part of the Registration Statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the Registration Statement or prospectus that was part of the Registration Statement or made in any such document immediately prior to such date of first use.

(5) That, for the purpose of determining liability of the Registrant under the Securities Act of 1933 to any purchaser in the initial distribution of the securities, the undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this Registration Statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to such purchaser:

(i)	Any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 424;

(ii)	Any free writing prospectus relating to the offering prepared by or on behalf of the undersigned Registrant or used or referred to by the undersigned Registrant;

(iii)	The portion of any other free writing prospectus relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

(iv)	Any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

(B) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in that Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, MEMBERS Life Insurance Company has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Madison, and State of Wisconsin as of this 18 day of October, 2023.

MEMBERS Life Insurance Company

By:	/s/David L. Sweitzer
David L. Sweitzer, President

*Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and as of the dates indicated.

Name	Title	Date

* David L. Sweitzer	President and Director (Principal Executive Officer)	October 18, 2023
* Brian J. Borakove	Treasurer (Principal Financial & Accounting Officer)	October 18, 2023
** Jennifer M. Kraus-Florin	Director	October 18, 2023
* Abigail R. Rodriguez	Director	October 18, 2023
* William A. Karls	Director	October 18, 2023
* Paul D. Barbato	Director	October 18, 2023

*By:	/s/Britney Schnathorst
Britney Schnathorst

* Pursuant to Powers of Attorney dated May 9, 2023, filed electronically as exhibits with the initial filing (File No. 333-271753) filed with the Commission on May 9, 2023. Incorporated by reference.

** Pursuant to Power of Attorney dated June 27, 2023, filed electronically as an exhibit with the Post-Effective Amendment 1 filing (File No. 333-371753) filed with the Commission on August 23, 2023. Incorporated by reference.